UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05361

Variable Insurance Products Fund V

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

VIP Target Volatility Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Service Class	14.14%	6.99%	5.41%
Service Class 2	13.93%	6.84%	5.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Target Volatility Portfolio - Service Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
For 2023, continued global economic expansion and a slowing in the pace of inflation contributed to a favorable backdrop for risk assets. After struggling throughout much of 2022, risk assets strongly rebounded the past year, with U.S. large-cap stocks leading, driven partly by a narrow set of companies in the information technology and communication services sectors amid excitement for generative artificial intelligence. Assets broadly gained in the final two months of 2023 after investor sentiment largely shifted to a view that policy interest rates had peaked in most countries following one of the most dramatic monetary tightening cycles on record by the U.S. Federal Reserve and other central banks.
International equities rose 15.82% for the 12 months, according to the MSCI ACWI (All Country World Index) ex USA Index. Each of the six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. Each of the 11 sectors also advanced, with tech (+37%) and industrials (+24%) leading the way. Financials (+17%) also topped the return of the broad index. Conversely, consumer staples (+5%) lagged most, followed by real estate (+6%).
U.S. stocks gained 26.06% for the year, as measured by the Dow Jones U.S. Total Stock Market Index, as all but two sectors rose. Information technology (+60%), communication services (+53%) and consumer discretionary (+41%) led by the widest margins. Conversely, utilities (-7%) and energy (0%) lagged most. Growth stocks broadly outpaced value, while larger-caps topped small-caps. Commodities returned -7.91%, according to the Bloomberg Commodity Index Total Return.
U.S. taxable investment-grade bonds returned 5.53% for the 12 months, per the Bloomberg U.S. Aggregate Bond Index, as the Fed slowed the pace of, and eventually paused, interest rate increases, allowing bond prices to stabilize. Since March 2022, the Fed has hiked its benchmark interest rate 11 times, by 5.25 percentage points, while allowing up to billions in bonds to mature each month without investing the proceeds. U.S. investment-grade corporate bonds (+8.18%) topped short-term U.S. Treasuries (+5.15%), while commercial mortgage-backed securities returned (+5.42%) and agencies gained (+5.13%) also advanced. Outside the index, leveraged loans (+13.72%), U.S. high-yield bonds (+13.47%), emerging-markets debt (+10.45%) and Treasury Inflation-Protected Securities (+3.90%) all gained.
Comments from Lead Portfolio Manager Avishek Hazrachoudhury:
For the year, the fund's share classes gained about 14%, trailing the 15.22% advance of the VIP Target Volatility Composite benchmark. Volatility management is the determinative factor in managing the fund's asset class positioning. We were successful in keeping the fund's volatility relatively close to its target in 2023 and moderately above that of the benchmark. Relative to the Composite benchmark, asset allocation detracted the past year, whereas security selection aided relative performance. Our equity allocation strategy worked against the fund's relative return, hampered by the underperformance of low-volatility and value-oriented funds. Outsized exposure to international developed- and emerging-markets (EM) stocks also was detrimental from an equity allocation standpoint. Turning to the fund's fixed-income investments, underweighting investment-grade bonds was advantageous, while adjustments made to the fund's cash allocation during the year hurt. Elsewhere, out-of-benchmark stakes in long-term U.S. Treasuries and Treasury Inflation-Protected Securities detracted from performance. In terms of security selection, U.S. and EM stocks meaningfully contributed, led by strong relative performance from Fidelity® Contrafund, Fidelity® VIP Stock Selector All Cap Fund and Fidelity® Emerging Markets Fund. Within the fund's fixed-income sleeve, Fidelity® Total Bond Fund outperformed and added considerable value.
Note to shareholders:
On May 1, 2023, Jon Loehrke assumed co-management responsibilities for the fund, succeeding Geoff Stein.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Asset Allocation (% of Fund's net assets)

Portfolio Composition (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (6.1)%

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Equity Funds - 76.9%
	Shares	Value ($)
Domestic Equity Funds - 43.7%
Fidelity Contrafund (a)	265,753	4,275,973
Fidelity Enhanced Large Cap Value ETF (a)(b)	202,241	5,430,171
Fidelity Equity-Income Fund (a)	36,445	2,458,571
Fidelity Hedged Equity Fund (a)	88,487	982,202
Fidelity Low-Priced Stock Fund (a)	95,286	4,199,234
Fidelity U.S. Low Volatility Equity Fund (a)	91,297	975,054
Fidelity Value Discovery Fund (a)	52,994	1,860,079
iShares S&P 500 Index ETF	11,149	5,325,097
VIP Stock Selector All Cap Portfolio Investor Class (a)	5,850,192	60,022,974
TOTAL DOMESTIC EQUITY FUNDS		85,529,355
International Equity Funds - 33.2%
Fidelity Canada Fund (a)	34,016	2,193,677
Fidelity Emerging Markets Fund (a)	417,466	14,932,757
Fidelity Enhanced International ETF (a)	258,607	6,853,086
Fidelity International Value Fund (a)	832,522	8,175,363
Fidelity Japan Smaller Companies Fund (a)	112,679	1,698,068
Fidelity Overseas Fund (a)	234,153	14,119,442
iShares Core MSCI EAFE ETF (b)	197,992	13,928,737
iShares Core MSCI Emerging Markets ETF	58,901	2,979,213
TOTAL INTERNATIONAL EQUITY FUNDS		64,880,343
TOTAL EQUITY FUNDS (Cost $138,286,081)		150,409,698

Fixed-Income Funds - 21.7%
	Shares	Value ($)
Fixed-Income Funds - 21.7%
Fidelity Long-Term Treasury Bond Index Fund (a)	46,557	471,623
Fidelity Total Bond Fund (a)	4,006,828	38,425,479
Fidelity U.S. Bond Index Fund (a)	344,523	3,593,376

TOTAL FIXED-INCOME FUNDS (Cost $43,912,030)		42,490,478

Money Market Funds - 7.5%
	Shares	Value ($)
Cash Equivalents - 7.5%
Fidelity Cash Central Fund 5.40% (c)	2,728,900	2,729,446
Fidelity Securities Lending Cash Central Fund 5.40% (c)(d)	11,835,291	11,836,475
TOTAL CASH EQUIVALENTS		14,565,921
Money Market Funds - 0.0%
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29% (a)(e)	1,745	1,745
TOTAL MONEY MARKET FUNDS (Cost $14,567,666)		14,567,666

TOTAL INVESTMENT IN SECURITIES - 106.1% (Cost $196,765,777)	207,467,842
NET OTHER ASSETS (LIABILITIES) - (6.1)%	(11,863,494)
NET ASSETS - 100.0%	195,604,348

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	15,853,188	43,527,437	56,651,179	127,382	-	-	2,729,446	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	-	181,018,597	169,182,122	6,939	-	-	11,836,475	0.0%
Total	15,853,188	224,546,034	225,833,301	134,321	-	-	14,565,921

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	702,492	1,866,268	496,127	62,176	(19,844)	140,888	2,193,677
Fidelity Contrafund	2,775,982	1,212,024	730,718	168,396	55,809	962,876	4,275,973
Fidelity Emerging Markets Fund	7,376,518	8,920,924	2,536,051	147,480	(84,568)	1,255,934	14,932,757
Fidelity Enhanced International ETF	2,030,136	5,514,828	1,205,162	171,114	(23,643)	536,927	6,853,086
Fidelity Enhanced Large Cap Value ETF	4,319,140	1,604,235	836,676	147,197	(10,451)	353,923	5,430,171
Fidelity Equity-Income Fund	2,007,814	774,972	447,417	96,395	(4,622)	127,824	2,458,571
Fidelity Hedged Equity Fund	529,557	1,538,295	1,194,368	15,195	7,696	101,022	982,202
Fidelity Inflation-Protected Bond Index Fund	4,690,184	18,018	4,782,757	852	(301,472)	376,027	-
Fidelity International Value Fund	2,504,800	6,646,953	1,776,517	144,352	2,042	798,085	8,175,363
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29%	34,037,513	206,816	34,242,584	184,604	-	-	1,745
Fidelity Japan Smaller Companies Fund	1,474,271	46,515	-	46,516	-	177,282	1,698,068
Fidelity Long-Term Treasury Bond Index Fund	8,099,354	276,744	7,516,623	219,554	(2,783,664)	2,395,812	471,623
Fidelity Low-Priced Stock Fund	3,315,574	1,771,262	742,038	640,036	(43,401)	(102,163)	4,199,234
Fidelity Overseas Fund	3,578,785	12,074,352	2,788,893	101,577	(43,818)	1,299,016	14,119,442
Fidelity Total Bond Fund	36,492,823	13,102,507	12,674,966	1,472,112	(1,259,346)	2,764,461	38,425,479
Fidelity U.S. Bond Index Fund	23,436,960	4,931,584	25,284,161	393,351	(1,728,470)	2,237,463	3,593,376
Fidelity U.S. Low Volatility Equity Fund	2,650,714	65,897	1,825,397	36,614	126,537	(42,697)	975,054
Fidelity Value Discovery Fund	1,595,535	616,158	345,719	89,904	(8,551)	2,656	1,860,079
VIP Stock Selector All Cap Portfolio Investor Class	38,665,768	20,087,682	10,007,933	361,675	(354,132)	11,631,589	60,022,974
	180,283,920	81,276,034	109,434,107	4,499,100	(6,473,898)	25,016,925	170,668,874

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	150,409,698	150,409,698	-	-

Fixed-Income Funds	42,490,478	42,490,478	-	-

Money Market Funds	14,567,666	14,567,666	-	-
Total Investments in Securities:	207,467,842	207,467,842	-	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $11,605,440) - See accompanying schedule:
Unaffiliated issuers (cost $20,909,502)	$22,233,047
Fidelity Central Funds (cost $14,565,921)	14,565,921
Other affiliated issuers (cost $161,290,354)	170,668,874

Total Investment in Securities (cost $196,765,777)		$207,467,842
Receivable for investments sold		128,223
Receivable for fund shares sold		2,321
Dividends receivable		173,890
Distributions receivable from Fidelity Central Funds		23,261
Total assets		207,795,537
Liabilities
Payable for investments purchased	$171,471
Payable for fund shares redeemed	132,563
Accrued management fee	24,054
Distribution and service plan fees payable	23,886
Other affiliated payables	2,740
Collateral on securities loaned	11,836,475
Total Liabilities		12,191,189
Net Assets		$195,604,348
Net Assets consist of:
Paid in capital		$190,819,113
Total accumulated earnings (loss)		4,785,235
Net Assets		$195,604,348

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value, offering price and redemption price per share ($1,352,130 ÷ 116,433 shares)		$11.61
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($194,252,218 ÷ 16,800,461 shares)		$11.56
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$785,315
Affiliated issuers		3,542,121
Interest		7,273
Income from Fidelity Central Funds (including $6,939 from security lending)		134,321
Total Income		4,469,030
Expenses
Management fee	$394,654
Transfer agent fees	39,037
Distribution and service plan fees	491,400
Independent trustees' fees and expenses	718
Total expenses before reductions	925,809
Expense reductions	(296,146)
Total expenses after reductions		629,663
Net Investment income (loss)		3,839,367
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,282,728
Affiliated issuers	(6,473,898)
Futures contracts	(342,532)
Capital gain distributions from underlying funds:
Affiliated issuers	956,979
Total net realized gain (loss)		(4,576,723)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,386,077
Affiliated issuers	25,016,925
Futures contracts	(26,960)
Total change in net unrealized appreciation (depreciation)		26,376,042
Net gain (loss)		21,799,319
Net increase (decrease) in net assets resulting from operations		$25,638,686
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,839,367	$3,077,291
Net realized gain (loss)	(4,576,723)	(849,043)
Change in net unrealized appreciation (depreciation)	26,376,042	(43,088,392)
Net increase (decrease) in net assets resulting from operations	25,638,686	(40,860,144)
Distributions to shareholders	(3,856,525)	(7,999,885)

Share transactions - net increase (decrease)	(28,701,243)	(15,299,295)
Total increase (decrease) in net assets	(6,919,082)	(64,159,324)

Net Assets
Beginning of period	202,523,430	266,682,754
End of period	$195,604,348	$202,523,430

Financial Highlights
VIP Target Volatility Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.39	$12.76	$13.05	$12.40	$10.86
Income from Investment Operations
Net investment income (loss) A,B	.23	.17	.13	.14	.20
Net realized and unrealized gain (loss)	1.24	(2.13)	1.46	.97	1.81
Total from investment operations	1.47	(1.96)	1.59	1.11	2.01
Distributions from net investment income	(.25)	(.27)	- C	(.18)	(.19)
Distributions from net realized gain	-	(.14)	(1.88)	(.29)	(.28)
Total distributions	(.25)	(.41)	(1.88)	(.46) D	(.47)
Net asset value, end of period	$11.61	$10.39	$12.76	$13.05	$12.40
Total Return E,F	14.14%	(15.53)%	12.16%	9.13%	18.81%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.32%	.35%	.41%	.40%	.42%
Expenses net of fee waivers, if any	.17%	.20%	.26%	.25%	.27%
Expenses net of all reductions	.17%	.20%	.26%	.25%	.27%
Net investment income (loss)	2.10%	1.52%	.93%	1.12%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$1,352	$1,210	$1,486	$1,519	$1,434
Portfolio turnover rate I	61%	50%	64%	57%	65%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Target Volatility Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.35	$12.71	$13.02	$12.37	$10.83
Income from Investment Operations
Net investment income (loss) A,B	.21	.15	.11	.12	.18
Net realized and unrealized gain (loss)	1.23	(2.11)	1.46	.97	1.81
Total from investment operations	1.44	(1.96)	1.57	1.09	1.99
Distributions from net investment income	(.23)	(.26)	- C	(.16)	(.16)
Distributions from net realized gain	-	(.14)	(1.88)	(.29)	(.28)
Total distributions	(.23)	(.40)	(1.88)	(.44) D	(.45) D
Net asset value, end of period	$11.56	$10.35	$12.71	$13.02	$12.37
Total Return E,F	13.93%	(15.65)%	12.03%	8.99%	18.65%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.47%	.50%	.56%	.56%	.57%
Expenses net of fee waivers, if any	.32%	.35%	.41%	.40%	.42%
Expenses net of all reductions	.32%	.35%	.41%	.40%	.42%
Net investment income (loss)	1.95%	1.37%	.78%	.97%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$194,252	$201,313	$265,197	$269,141	$290,145
Portfolio turnover rate I	61%	50%	64%	57%	65%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Target Volatility Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing service approved by the Board of Trustees (the Board) to value its investments. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,679,984
Gross unrealized depreciation	(2,515,703)
Net unrealized appreciation (depreciation)	$10,164,281
Tax Cost	$197,303,561

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(5,379,046)
Net unrealized appreciation (depreciation) on securities and other investments	$10,164,281

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Long-term	$(5,379,046)
Total capital loss carryforward	$(5,379,046)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$3,856,525	$ 5,091,250
Long-term Capital Gains	-	2,908,635
Total	$3,856,525	$ 7,999,885
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Target Volatility Portfolio	117,917,302	132,731,110
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management related services. For these services the Fund pays a monthly management fee to the investment adviser. The management fee is computed at an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,279
Service Class 2	490,121
$491,400
During the period, the investment adviser or its affiliates waived a portion of these fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .14% of class-level average net assets invested in underlying mutual funds or exchange-traded funds (ETFs) that are not managed by the investment adviser or its affiliates. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Service Class	$254.02
Service Class 2	38,783.02
	$39,037

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Target Volatility Portfolio	$748	$-	$-
9. Expense Reductions.
The investment adviser contractually agreed to waive the Fund's management fee in an amount equal to .05% of the Fund's average net assets until April 30, 2025. During the period, the Fund's management fee was reduced by $98,663.

In addition, FMR has contractually agreed to reimburse .10% of class-level expenses for Service Class and Service Class 2. During the period, this reimbursement reduced the Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
Service Class	$1,279
Service Class 2	196,048

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $156.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Target Volatility Portfolio
Distributions to shareholders
Service Class	$29,104	$48,196
Service Class 2	3,827,421	7,951,689
Total	$3,856,525	$7,999,885
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Target Volatility Portfolio
Service Class
Reinvestment of distributions	16	28	$190	$312
Shares redeemed	(12)	(11)	(133)	(117)
Net increase (decrease)	4	17	$57	$195
Service Class 2
Shares sold	537,799	964,447	$5,874,801	$10,906,554
Reinvestment of distributions	330,520	710,765	3,827,421	7,951,689
Shares redeemed	(3,516,533)	(3,095,355)	(38,403,522)	(34,157,733)
Net increase (decrease)	(2,648,214)	(1,420,143)	$(28,701,300)	$(15,299,490)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may salso enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Target Volatility Portfolio	1	93%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Target Volatility Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Target Volatility Portfolio (one of the funds constituting Variable Insurance Products Fund V, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President or Director of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Target Volatility Portfolio
Service Class	.17%
Actual		$ 1,000	$ 1,055.10	$ .88
Hypothetical-B		$ 1,000	$ 1,024.35	$ .87
Service Class 2	.32%
Actual		$ 1,000	$ 1,054.70	$ 1.66
Hypothetical-B		$ 1,000	$ 1,023.59	$ 1.63

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 13.59% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,025,015 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Service Class designates 18% and Service Class 2 designates 20%; of the dividends distributed in December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Insert Fund Name
Service Class	12/28/23	$0.0449	$0.0062
Service Class 2	12/28/23	$0.0418	$0.0062

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Target Volatility Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contract throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contract before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contract. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Service Class 2); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel of FMR, and also considered FMR's implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which the fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the investment adviser, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Service Class 2, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Service Class 2 of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Service Class 2 the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Service Class 2 of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of Service Class 2 of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Other Contractual Arrangements. The Board considered that FMR has contractually agreed to waive 0.05% of the fund's management fee through April 30, 2025.
The Board further considered that FMR has contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the fund invests.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contract should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.955015.110
VIPTV-ANN-0224
Fidelity® Variable Insurance Products:

VIP Asset Manager: Growth Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	16.37%	9.69%	6.57%
Service Class	16.21%	9.57%	6.47%
Service Class 2	16.05%	9.41%	6.30%
Investor Class	16.25%	9.60%	6.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Management's Discussion of Fund Performance
Market Recap:
For 2023, continued global economic expansion and a slowing in the pace of inflation contributed to a favorable backdrop for risk assets. After struggling throughout much of 2022, risk assets strongly rebounded the past year, with U.S. large-cap stocks leading, driven partly by a narrow set of companies in the information technology and communication services sectors amid excitement for generative artificial intelligence. Assets broadly gained in the final two months of 2023 after investor sentiment largely shifted to a view that policy interest rates had peaked in most countries following one of the most dramatic monetary tightening cycles on record by the U.S. Federal Reserve and other central banks.
International equities rose 15.82% for the 12 months, according to the MSCI ACWI (All Country World Index) ex USA Index. Each of the six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. Each of the 11 sectors also advanced, with tech (+37%) and industrials (+24%) leading the way. Financials (+17%) also topped the return of the broad index. Conversely, consumer staples (+5%) lagged most, followed by real estate (+6%).
U.S. stocks gained 26.06% for the year, as measured by the Dow Jones U.S. Total Stock Market Index, as all but two sectors rose. Information technology (+60%), communication services (+53%) and consumer discretionary (+41%) led by the widest margins. Conversely, utilities (-7%) and energy (0%) lagged most. Growth stocks broadly outpaced value, while larger-caps topped small-caps. Commodities returned -7.91%, according to the Bloomberg Commodity Index Total Return.
U.S. taxable investment-grade bonds returned 5.53% for the 12 months, per the Bloomberg U.S. Aggregate Bond Index, as the Fed slowed the pace of, and eventually paused, interest rate increases, allowing bond prices to stabilize. Since March 2022, the Fed has hiked its benchmark interest rate 11 times, by 5.25 percentage points, while allowing up to billions in bonds to mature each month without investing the proceeds. U.S. investment-grade corporate bonds (+8.18%) topped short-term U.S. Treasuries (+5.15%), while commercial mortgage-backed securities returned (+5.42%) and agencies gained (+5.13%) also advanced. Outside the index, leveraged loans (+13.72%), U.S. high-yield bonds (+13.47%), emerging-markets debt (+10.45%) and Treasury Inflation-Protected Securities (+3.90%) all gained.
Comments from Co-Portfolio Managers Avishek Hazrachoudhury and Katie Shaw:
For the year, the fund's share classes gained about 16%, versus 16.88% for the Fidelity® Asset Manager 70% Composite IndexSM. In what was a favorable environment for stocks and other risk assets, security selection substantially aided the fund's relative performance, whereas asset class positioning detracted. The fund's core equity allocation strategy - comprised of a modest underweighting in the U.S., along with equal-weighted exposure to developed international markets (DM) and emerging markets (EM) - hampered performance versus the Composite index. U.S. stocks outperformed their international DM and EM counterparts, so our positioning proved unfavorable. Out-of-index exposure to commodity-related securities also worked against the fund's relative result. Elsewhere, our fixed-income strategy of underweighting investment-grade (IG) bonds, as well as cash, in favor of non-Composite allocations to riskier segments of the debt market had a neutral impact on relative performance. Specifically, positioning in IG bonds and cash helped, however rising interest rates during much of the period worked against the portfolio's allocations to long-term U.S. Treasuries and Treasury Inflation-Protected Securities (TIPS). In terms of security selection, investments among most of the fund's key underlying asset classes outpaced their respective benchmarks the past year. To that end, stock picks in the U.S. and overseas contributed about equally, meanwhile IG bond selection also added value. As of December 31, the portfolio was moderately overweight U.S. stocks and underweight international equities. In terms of fixed income, the fund's allocation to IG bonds was slightly below the Composite's target weight. Our comparatively small allocations to U.S. Treasuries, TIPS and credit-sensitive bonds remained essentially unchanged the past year.
Note to shareholders:
On November 1, 2023, Katie Shaw succeeded Geoff Stein as Co-Manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.
Top Holdings (% of Fund's net assets)

Microsoft Corp.	3.2
Apple, Inc.	2.4
Amazon.com, Inc.	1.6
Alphabet, Inc. Class A	1.5
Fidelity Low Volatility Factor ETF	1.0
Meta Platforms, Inc. Class A	0.9
NVIDIA Corp.	0.9
JPMorgan Chase & Co.	0.9
Taiwan Semiconductor Manufacturing Co. Ltd.	0.8
Exxon Mobil Corp.	0.7
13.9

Market Sectors (% of Fund's net assets)

Information Technology	16.3
Financials	15.1
Industrials	8.8
Health Care	8.6
Consumer Discretionary	8.3
Communication Services	5.6
Consumer Staples	4.8
Energy	3.6
Materials	3.1
Real Estate	2.5
Utilities	1.6

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures - 1.5%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Asset allocations in the pie chart reflects the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.
An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at institutional.fidelity.com.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% to 5.38% 1/25/24 to 3/21/24 (b) (Cost $257,467)	260,000	257,519

Fixed-Income Funds - 25.2%
	Shares	Value ($)
Fidelity Emerging Markets Debt Central Fund (c)	72,489	570,487
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	21,092	1,910,336
Fidelity Floating Rate Central Fund (c)	19,198	1,891,798
Fidelity High Income Central Fund (c)	11,725	1,227,069
Fidelity Inflation-Protected Bond Index Central Fund (c)	52,940	4,671,445
Fidelity International Credit Central Fund (c)	15,485	1,232,917
Fidelity VIP Investment Grade Central Fund (c)	517,967	48,538,720
iShares 20+ Year Treasury Bond ETF	16,168	1,598,692
TOTAL FIXED-INCOME FUNDS (Cost $64,721,562)		61,641,464

Money Market Funds - 0.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d) (Cost $1,090,775)	1,090,557	1,090,775

Equity Funds - 74.3%
	Shares	Value ($)
Domestic Equity Funds - 47.1%
Fidelity Commodity Strategy Central Fund (c)	11,925	1,053,339
Fidelity Hedged Equity Central Fund (c)	27,416	3,091,142
Fidelity Low Volatility Factor ETF (e)	45,922	2,432,488
Fidelity Real Estate Equity Central Fund (c)	8,054	1,034,416
Fidelity U.S. Equity Central Fund (c)	870,909	107,766,233
TOTAL DOMESTIC EQUITY FUNDS		115,377,618
International Equity Funds - 27.2%
Fidelity Emerging Markets Equity Central Fund (c)	102,771	20,812,093
Fidelity International Equity Central Fund (c)	467,502	45,759,132
TOTAL INTERNATIONAL EQUITY FUNDS		66,571,225
TOTAL EQUITY FUNDS (Cost $125,337,019)		181,948,843

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $191,406,823)	244,938,601
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(122,692)
NET ASSETS - 100.0%	244,815,909

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	27	Mar 2024	3,040,740	113,853	113,853

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	14	Mar 2024	3,374,000	(112,018)	(112,018)
ICE MSCI Emerging Markets Index Contracts (United States)	46	Mar 2024	2,377,510	(105,631)	(105,631)

TOTAL SOLD					(217,649)

TOTAL FUTURES CONTRACTS					(103,796)
The notional amount of futures purchased as a percentage of Net Assets is 1.2%
The notional amount of futures sold as a percentage of Net Assets is 2.4%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $257,519.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	869,838	18,482,151	18,261,214	96,376	-	-	1,090,775	0.0%
Fidelity Commodity Strategy Central Fund	4,488,794	238,317	3,326,623	72,680	(411,111)	63,962	1,053,339	0.5%
Fidelity Emerging Markets Debt Central Fund	1,017,487	223,501	701,048	41,087	(118,207)	148,754	570,487	0.0%
Fidelity Emerging Markets Debt Local Currency Central Fund	630,323	1,197,846	4	110,836	1,804	80,367	1,910,336	0.6%
Fidelity Emerging Markets Equity Central Fund	17,365,118	4,578,606	3,071,561	593,127	(243,069)	2,182,999	20,812,093	0.9%
Fidelity Floating Rate Central Fund	5,905,133	460,862	4,607,723	282,976	(156,304)	289,830	1,891,798	0.1%
Fidelity Hedged Equity Central Fund	-	2,918,932	69,317	32,305	2,830	238,697	3,091,142	0.7%
Fidelity High Income Central Fund	1,860,990	216,654	908,244	109,878	24,871	32,798	1,227,069	0.1%
Fidelity Inflation-Protected Bond Index Central Fund	4,551,976	1,605,365	1,514,342	171,351	(135,485)	163,931	4,671,445	0.8%
Fidelity International Credit Central Fund	2,170,428	167,665	1,136,385	58,728	(315,725)	346,934	1,232,917	0.5%
Fidelity International Equity Central Fund	35,786,830	9,499,082	5,962,414	1,000,447	(22,872)	6,458,506	45,759,132	0.9%
Fidelity Real Estate Equity Central Fund	1,479,261	123,589	706,256	31,579	8,280	129,542	1,034,416	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	1,633,725	28,668,429	30,302,154	175	-	-	-	0.0%
Fidelity U.S. Equity Central Fund	92,468,949	13,872,093	16,205,004	6,527,117	813,336	16,816,859	107,766,233	0.6%
Fidelity VIP Investment Grade Central Fund	42,200,984	11,627,662	6,317,324	1,703,485	(122,286)	1,149,684	48,538,720	1.7%
Total	212,429,836	93,880,754	93,089,613	10,832,147	(673,938)	28,102,863	240,649,902

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Low Volatility Factor ETF	-	2,391,902	-	7,118	-	40,586	2,432,488
	-	2,391,902	-	7,118	-	40,586	2,432,488

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	257,519	-	257,519	-

Fixed-Income Funds	61,641,464	61,641,464	-	-

Money Market Funds	1,090,775	1,090,775	-	-

Equity Funds	181,948,843	181,948,843	-	-
Total Investments in Securities:	244,938,601	244,681,082	257,519	-
Derivative Instruments: Assets
Futures Contracts	113,853	113,853	-	-
Total Assets	113,853	113,853	-	-
Liabilities
Futures Contracts	(217,649)	(217,649)	-	-
Total Liabilities	(217,649)	(217,649)	-	-
Total Derivative Instruments:	(103,796)	(103,796)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	113,853	(217,649)
Total Equity Risk	113,853	(217,649)
Total Value of Derivatives	113,853	(217,649)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,913,763)	$1,856,211
Fidelity Central Funds (cost $187,101,158)	240,649,902
Other affiliated issuers (cost $2,391,902)	2,432,488

Total Investment in Securities (cost $191,406,823)		$244,938,601
Receivable for investments sold		4,493,929
Receivable for fund shares sold		2,082
Dividends receivable		8,287
Distributions receivable from Fidelity Central Funds		5,503
Prepaid expenses		211
Total assets		249,448,613
Liabilities
Payable for fund shares redeemed	$4,400,760
Accrued management fee	105,427
Distribution and service plan fees payable	3,136
Payable for daily variation margin on futures contracts	48,538
Other affiliated payables	31,058
Other payables and accrued expenses	43,785
Total Liabilities		4,632,704
Net Assets		$244,815,909
Net Assets consist of:
Paid in capital		$188,510,041
Total accumulated earnings (loss)		56,305,868
Net Assets		$244,815,909

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($88,439,745 ÷ 4,130,869 shares)		$21.41
Service Class :
Net Asset Value, offering price and redemption price per share ($3,618,099 ÷ 170,735 shares)		$21.19
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($14,838,502 ÷ 706,964 shares)		$20.99
Investor Class :
Net Asset Value, offering price and redemption price per share ($137,919,563 ÷ 6,493,070 shares)		$21.24
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends (including $7,118 earned from affiliated issuers)		$115,567
Interest		35,903
Income from Fidelity Central Funds (including $175 from security lending)		5,598,835
Total Income		5,750,305
Expenses
Management fee	$1,204,305
Transfer agent fees	245,252
Distribution and service plan fees	23,428
Accounting fees	108,474
Custodian fees and expenses	24,460
Independent trustees' fees and expenses	819
Audit	52,069
Legal	5,038
Miscellaneous	1,285
Total expenses before reductions	1,665,130
Expense reductions	(14,565)
Total expenses after reductions		1,650,565
Net Investment income (loss)		4,099,740
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,149,489)
Fidelity Central Funds	(673,938)
Foreign currency transactions	249
Futures contracts	(866,540)
Capital gain distributions from Fidelity Central Funds	5,233,312
Total net realized gain (loss)		2,543,594
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	472,981
Fidelity Central Funds	28,102,863
Other affiliated issuers	40,586
Assets and liabilities in foreign currencies	72
Futures contracts	(186,010)
Total change in net unrealized appreciation (depreciation)		28,430,492
Net gain (loss)		30,974,086
Net increase (decrease) in net assets resulting from operations		$35,073,826
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,099,740	$4,285,565
Net realized gain (loss)	2,543,594	104,224
Change in net unrealized appreciation (depreciation)	28,430,492	(50,330,615)
Net increase (decrease) in net assets resulting from operations	35,073,826	(45,940,826)
Distributions to shareholders	(4,166,216)	(19,197,473)

Share transactions - net increase (decrease)	(5,267,979)	10,942,702
Total increase (decrease) in net assets	25,639,631	(54,195,597)

Net Assets
Beginning of period	219,176,278	273,371,875
End of period	$244,815,909	$219,176,278

Financial Highlights
VIP Asset Manager: Growth Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$18.72	$24.38	$22.00	$19.20	$16.76
Income from Investment Operations
Net investment income (loss) A,B	.37	.38	.35	.21	.28
Net realized and unrealized gain (loss)	2.69	(4.33)	2.71	3.09	3.42
Total from investment operations	3.06	(3.95)	3.06	3.30	3.70
Distributions from net investment income	(.37)	(.37)	(.34)	(.22)	(.29)
Distributions from net realized gain	-	(1.34)	(.34)	(.27)	(.97)
Total distributions	(.37)	(1.71)	(.68)	(.50) C	(1.26)
Net asset value, end of period	$21.41	$18.72	$24.38	$22.00	$19.20
Total Return D,E	16.37%	(16.88)%	13.96%	17.27%	22.83%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.67%	.67%	.67%	.67%	.68%
Expenses net of fee waivers, if any	.66%	.67%	.66%	.67%	.68%
Expenses net of all reductions	.66%	.67%	.66%	.67%	.68%
Net investment income (loss)	1.84%	1.88%	1.46%	1.12%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$88,440	$85,620	$111,781	$106,148	$99,971
Portfolio turnover rate H	25%	26%	25%	23%	35%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager: Growth Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$18.54	$24.16	$21.80	$19.04	$16.63
Income from Investment Operations
Net investment income (loss) A,B	.35	.35	.32	.19	.26
Net realized and unrealized gain (loss)	2.65	(4.28)	2.70	3.05	3.39
Total from investment operations	3.00	(3.93)	3.02	3.24	3.65
Distributions from net investment income	(.35)	(.35)	(.32)	(.20)	(.27)
Distributions from net realized gain	-	(1.34)	(.34)	(.27)	(.97)
Total distributions	(.35)	(1.69)	(.66)	(.48) C	(1.24)
Net asset value, end of period	$21.19	$18.54	$24.16	$21.80	$19.04
Total Return D,E	16.21%	(16.95)%	13.89%	17.09%	22.72%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.77%	.77%	.77%	.77%	.78%
Expenses net of fee waivers, if any	.76%	.77%	.76%	.77%	.78%
Expenses net of all reductions	.76%	.77%	.76%	.77%	.78%
Net investment income (loss)	1.74%	1.78%	1.36%	1.02%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$3,618	$2,883	$3,609	$3,363	$3,009
Portfolio turnover rate H	25%	26%	25%	23%	35%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager: Growth Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$18.39	$23.98	$21.65	$18.91	$16.53
Income from Investment Operations
Net investment income (loss) A,B	.31	.32	.28	.16	.24
Net realized and unrealized gain (loss)	2.64	(4.24)	2.67	3.03	3.36
Total from investment operations	2.95	(3.92)	2.95	3.19	3.60
Distributions from net investment income	(.35)	(.33)	(.29)	(.17)	(.24)
Distributions from net realized gain	-	(1.34)	(.34)	(.27)	(.97)
Total distributions	(.35)	(1.67)	(.62) C	(.45) C	(1.22) C
Net asset value, end of period	$20.99	$18.39	$23.98	$21.65	$18.91
Total Return D,E	16.05%	(17.05)%	13.69%	16.95%	22.49%
Ratios to Average Net Assets A,F,G
Expenses before reductions	.92%	.92%	.92%	.92%	.93%
Expenses net of fee waivers, if any	.91%	.92%	.91%	.92%	.93%
Expenses net of all reductions	.91%	.92%	.91%	.92%	.93%
Net investment income (loss)	1.59%	1.63%	1.21%	.87%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$14,839	$4,015	$3,948	$3,359	$3,199
Portfolio turnover rate H	25%	26%	25%	23%	35%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager: Growth Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$18.58	$24.21	$21.85	$19.07	$16.66
Income from Investment Operations
Net investment income (loss) A,B	.35	.36	.33	.20	.27
Net realized and unrealized gain (loss)	2.67	(4.29)	2.69	3.06	3.39
Total from investment operations	3.02	(3.93)	3.02	3.26	3.66
Distributions from net investment income	(.36)	(.36)	(.33)	(.21)	(.28)
Distributions from net realized gain	-	(1.34)	(.34)	(.27)	(.97)
Total distributions	(.36)	(1.70)	(.66) C	(.48)	(1.25)
Net asset value, end of period	$21.24	$18.58	$24.21	$21.85	$19.07
Total Return D,E	16.25%	(16.93)%	13.89%	17.19%	22.70%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.75%	.75%	.74%	.75%	.76%
Expenses net of fee waivers, if any	.74%	.74%	.74%	.75%	.76%
Expenses net of all reductions	.74%	.74%	.74%	.75%	.76%
Net investment income (loss)	1.76%	1.80%	1.38%	1.04%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$137,920	$126,658	$154,034	$132,407	$121,229
Portfolio turnover rate H	25%	26%	25%	23%	35%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Asset Manager: Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practice	Expense RatioA
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures	Less than .005%
Fidelity Emerging Markets Debt Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities Futures	.02%
Fidelity Emerging Markets Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Loans & Direct Debt Instruments	.02%
Fidelity International Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Loans & Direct Debt Instruments	.01%
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Restricted Securities Loans & Direct Debt Instruments	Less than .005%
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	.03%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity VIP Investment Grade Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%
Fidelity Real Estate Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.	Loans & Direct Debt Instruments	Less than .005%
Fidelity International Credit Central Fund	Fidelity Management & Research Company LLC (FMR)
Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.
			Foreign Securities Forward Foreign Currency Contracts Futures Options Restricted Securities Swaps	Less than .005%
Fidelity U.S. Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in common stocks, allocated across different market sectors.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities Delayed Delivery & When Issued Securities Futures	Less than .005%
Fidelity Emerging Markets Debt Local Currency Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets and denominated in the local currency of the issuer.	Foreign Securities Restricted Securities Futures	.02%
Fidelity Hedged Equity Central Fund	Fidelity Diversifying Solutions LLC (FDS)	Seeks capital appreciation by investing primarily in common stocks of companies with market capitalizations generally similar to companies in the S&P 500® Index.	Options	.01%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$58,438,800
Gross unrealized depreciation	(4,279,878)
Net unrealized appreciation (depreciation)	$54,158,922
Tax Cost	$190,779,679

Undistributed ordinary income	$107,122
Undistributed long-term capital gain	$2,459,222
Net unrealized appreciation (depreciation) on securities and other investments	$54,158,922

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$4,166,216	$ 4,188,652
Long-term Capital Gains	-	15,008,821
Total	$4,166,216	$19,197,473

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
VIP Asset Manager: Growth Portfolio
Equity Risk
Futures Contracts	(775,231)	(185,479)
Total Equity Risk	(775,231)	(185,479)
Interest Rate Risk
Futures Contracts	(91,309)	(531)
Total Interest Rate Risk	(91,309)	(531)
Totals	(866,540)	(186,010)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Asset Manager: Growth Portfolio	55,825,589	56,049,527

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$3,309
Service Class 2	20,119
$23,428

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$54,349.06
Service Class	2,085.06
Service Class 2	5,070.06
Investor Class	183,748.14
	$245,252

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Asset Manager: Growth Portfolio	0.0472%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Asset Manager: Growth Portfolio	.05
Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.59
Service Class	.59
Service Class 2.59
Investor Class	.67

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Asset Manager: Growth Portfolio	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Asset Manager: Growth Portfolio	$411

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Asset Manager: Growth Portfolio	$18	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $500.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,802.

Effective November 1, 2023, the investment adviser has contractually agreed to reimburse the Fund with respect to the portion of the Fund's assets invested in certain affiliated ETFs. This reimbursement cannot be removed or modified without the approval of the Board. During the period this reimbursement reduced the Fund's expenses as follows:

Reimbursement
VIP Asset Manager: Growth Portfolio	$263

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Asset Manager: Growth Portfolio
Distributions to shareholders
Initial Class	$1,523,262	$7,763,184
Service Class	59,300	254,131
Service Class 2	236,126	291,077
Investor Class	2,347,528	10,889,081
Total	$4,166,216	$19,197,473

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Asset Manager: Growth Portfolio
Initial Class
Shares sold	89,121	129,702	$1,783,560	$2,658,128
Reinvestment of distributions	71,296	368,721	1,523,262	7,763,184
Shares redeemed	(602,856)	(510,121)	(12,111,528)	(10,323,870)
Net increase (decrease)	(442,439)	(11,698)	$(8,804,706)	$97,442
Service Class
Shares sold	25,260	22,578	$490,035	$461,974
Reinvestment of distributions	2,803	12,181	59,300	254,131
Shares redeemed	(12,879)	(28,614)	(253,691)	(570,089)
Net increase (decrease)	15,184	6,145	$295,644	$146,016
Service Class 2
Shares sold	508,123	104,969	$10,104,265	$2,037,279
Reinvestment of distributions	11,243	14,130	236,126	291,077
Shares redeemed	(30,785)	(65,328)	(612,138)	(1,299,244)
Net increase (decrease)	488,581	53,771	$9,728,253	$1,029,112
Investor Class
Shares sold	493,977	391,066	$10,045,580	$7,772,724
Reinvestment of distributions	110,735	521,578	2,347,528	10,889,081
Shares redeemed	(929,205)	(458,110)	(18,880,278)	(8,991,673)
Net increase (decrease)	(324,493)	454,534	$(6,487,170)	$9,670,132

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Asset Manager: Growth Portfolio	83%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Asset Manager: Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Asset Manager: Growth Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President or Director of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Asset Manager: Growth Portfolio
Initial Class **	.66%
Actual		$ 1,000	$ 1,058.70	$ 3.42
Hypothetical-B		$ 1,000	$ 1,021.88	$ 3.36
Service Class **	.76%
Actual		$ 1,000	$ 1,057.90	$ 3.94
Hypothetical-B		$ 1,000	$ 1,021.37	$ 3.87
Service Class 2 **	.92%
Actual		$ 1,000	$ 1,057.20	$ 4.77
Hypothetical-B		$ 1,000	$ 1,020.57	$ 4.69
Investor Class **	.74%
Actual		$ 1,000	$ 1,057.90	$ 3.84
Hypothetical-B		$ 1,000	$ 1,021.48	$ 3.77

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
VIP Asset Manager: Growth Portfolio
Initial Class	.61%
Actual		$ 3.17
Hypothetical- B		$ 3.11
Service Class	.71%
Actual		$ 3.68
Hypothetical- B		$ 3.62
Service Class 2	.87%
Actual		$ 4.51
Hypothetical- B		$ 4.43
Investor Class	.70%
Actual		$ 3.63
Hypothetical- B		$ 3.57

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $2,459,222, or, if subsequently determined to be different, the net capital gain of such year.

A total of 8.71% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,594,333 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 2%, and 25%; Service Class designates 2%, and 26%; Service Class 2 designates 2%, and 27%; and Investor Class designates 2%, and 26%; of the dividends distributed in February and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Asset Manager Growth Portfolio
Initial Class	12/28/2023	$0.1091	$0.0143
Service Class	12/28/2023	$0.1036	$0.0143
Service Class 2	12/28/2023	$0.1024	$0.0143
Investor Class	12/28/2023	$0.1047	$0.0143

.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Asset Manager: Growth Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Investor Class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Investor Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Investor Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Investor Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Investor Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of Investor Class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.540207.126
VIPAMG-ANN-0224
Fidelity® Variable Insurance Products:

VIP Freedom Income Portfolio℠
VIP Freedom 2005 Portfolio℠
VIP Freedom 2010 Portfolio℠
VIP Freedom 2015 Portfolio℠
VIP Freedom 2020 Portfolio℠
VIP Freedom 2025 Portfolio℠
VIP Freedom 2030 Portfolio℠
VIP Freedom 2035 Portfolio℠
VIP Freedom 2040 Portfolio℠
VIP Freedom 2045 Portfolio℠
VIP Freedom 2050 Portfolio℠
VIP Freedom 2055 Portfolio℠
VIP Freedom 2060 Portfolio℠
VIP Freedom 2065 Portfolio℠

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
VIP Freedom Income Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2005 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2010 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2015 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2020 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2025 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2030 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2035 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2040 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2045 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2050 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2055 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2060 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom 2065 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Income Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	7.91%	3.94%	3.38%
Service Class	7.81%	3.85%	3.29%
Service Class 2	7.65%	3.68%	3.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Income Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom 2005 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	8.01%	4.52%	3.92%
Service Class	7.85%	4.40%	3.81%
Service Class 2	7.72%	4.27%	3.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2005 Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom 2010 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	9.48%	5.53%	4.56%
Service Class	9.28%	5.43%	4.45%
Service Class 2	9.18%	5.28%	4.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2010 Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom 2015 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	10.95%	6.56%	5.19%
Service Class	10.86%	6.45%	5.09%
Service Class 2	10.64%	6.29%	4.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2015 Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom 2020 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	12.40%	7.47%	5.73%
Service Class	12.34%	7.38%	5.63%
Service Class 2	12.22%	7.22%	5.48%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2020 Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom 2025 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	13.62%	8.26%	6.20%
Service Class	13.48%	8.14%	6.09%
Service Class 2	13.32%	7.98%	5.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2025 Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2030 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	14.70%	9.28%	6.85%
Service Class	14.56%	9.17%	6.75%
Service Class 2	14.46%	9.02%	6.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2030 Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2035 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	16.85%	10.86%	7.67%
Service Class	16.71%	10.74%	7.56%
Service Class 2	16.53%	10.57%	7.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2035 Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2040 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	18.87%	11.92%	8.14%
Service Class	18.82%	11.81%	8.04%
Service Class 2	18.61%	11.65%	7.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2040 Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2045 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	19.41%	12.03%	8.19%
Service Class	19.33%	11.92%	8.08%
Service Class 2	19.13%	11.75%	7.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2045 Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2050 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	19.45%	12.02%	8.19%
Service Class	19.30%	11.91%	8.07%
Service Class 2	19.19%	11.74%	7.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom 2050 Portfolio℠ - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2055 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Life of Fund A
Initial Class	19.48%	9.49%
Service Class	19.40%	9.38%
Service Class 2	19.12%	9.21%

A   From April 11, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2055 Portfolio℠ - Initial Class, a class of the fund, on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2060 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Life of Fund A
Initial Class	19.39%	9.50%
Service Class	19.30%	9.40%
Service Class 2	19.12%	9.23%

A   From April 11, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2060 Portfolio℠ - Initial Class, a class of the fund, on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Freedom 2065 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Life of Fund A
Initial Class	19.35%	9.48%
Service Class	19.29%	9.38%
Service Class 2	19.12%	9.21%

A   From April 11, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2065 Portfolio℠ - Initial Class, a class of the fund, on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
For 2023, continued global economic expansion and a slowing in the pace of inflation contributed to a favorable backdrop for risk assets. After struggling throughout much of 2022, risk assets strongly rebounded the past year, with U.S. large-cap stocks leading, driven partly by a narrow set of companies in the information technology and communication services sectors amid excitement for generative artificial intelligence. Assets broadly gained in the final two months of 2023 after investor sentiment largely shifted to a view that policy interest rates had peaked in most countries following one of the most dramatic monetary tightening cycles on record by the U.S. Federal Reserve and other central banks.
International equities rose 15.82% for the 12 months, according to the MSCI ACWI (All Country World Index) ex USA Index. Each of the six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. Each of the 11 sectors also advanced, with tech (+37%) and industrials (+24%) leading the way. Financials (+17%) also topped the return of the broad index. Conversely, consumer staples (+5%) lagged most, followed by real estate (+6%).
U.S. stocks gained 26.06% for the year, as measured by the Dow Jones U.S. Total Stock Market Index, as all but two sectors rose. Information technology (+60%), communication services (+53%) and consumer discretionary (+41%) led by the widest margins. Conversely, utilities (-7%) and energy (0%) lagged most. Growth stocks broadly outpaced value, while larger-caps topped small-caps. Commodities returned -7.91%, according to the Bloomberg Commodity Index Total Return.
U.S. taxable investment-grade bonds returned 5.53% for the 12 months, per the Bloomberg U.S. Aggregate Bond Index, as the Fed slowed the pace of, and eventually paused, interest rate increases, allowing bond prices to stabilize. Since March 2022, the Fed has hiked its benchmark interest rate 11 times, by 5.25 percentage points, while allowing up to billions in bonds to mature each month without investing the proceeds. U.S. investment-grade corporate bonds (+8.18%) topped short-term U.S. Treasuries (+5.15%), while commercial mortgage-backed securities returned (+5.42%) and agencies gained (+5.13%) also advanced. Outside the index, leveraged loans (+13.72%), U.S. high-yield bonds (+13.47%), emerging-markets debt (+10.45%) and Treasury Inflation-Protected Securities (+3.90%) all gained.
Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:
In 2023, the share classes of each Fidelity® VIP Freedom Fund posted a return ranging from about 8% for Fidelity® VIP Freedom Income Portfolio to roughly 15% for Fidelity® VIP Freedom 2030 Portfolio. Each Portfolio trailed its corresponding Composite index for the year. Versus Composites, active asset allocation positioning detracted most from the Portfolios' results. In particular, an underweight in U.S. equities hurt, given the strong performance of the asset class the past 12 months. Larger-than-Composite exposure to U.S. Treasury inflation-protected securities also weighed on the Portfolios' relative performance. Meanwhile, an overweight allocation in non-U.S. equities added relative value for the Portfolios, especially exposure to developed-markets equities. An underweight in U.S. investment-grade bonds also contributed. Overall, the performance among the underlying investment funds modestly lifted the Portfolios' relative performance for the year. In particular, active security selection among non-U.S. equities contributed the most value, especially among developed-markets equities. In this category, Fidelity® VIP Overseas Portfolio (+20.51%) outperformed its benchmark, the MSCI EAFE Index (+18.49%). Portfolio managers among underlying U.S. investment-grade bond funds also lifted relative results. Specifically, an allocation to Fidelity® VIP Investment Grade Bond Portfolio (+5.91%) notably helped, given that it topped its benchmark, the Bloomberg U.S. Aggregate Bond Index (+5.53%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Freedom Income Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	39.1
VIP Government Money Market Portfolio Initial Class 5.12%	18.3
Fidelity Inflation-Protected Bond Index Fund	17.1
VIP Overseas Portfolio Initial Class	7.2
VIP Emerging Markets Portfolio Initial Class	5.0
Fidelity Long-Term Treasury Bond Index Fund	3.3
Fidelity International Bond Index Fund	2.5
VIP Growth Portfolio Initial Class	1.7
VIP High Income Portfolio Initial Class	1.7
VIP Growth & Income Portfolio Initial Class	1.1
97.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom Income Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 5.8%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	14,741	716,844
VIP Equity-Income Portfolio Initial Class (a)	23,392	581,292
VIP Growth & Income Portfolio Initial Class (a)	29,551	799,053
VIP Growth Portfolio Initial Class (a)	12,751	1,187,146
VIP Mid Cap Portfolio Initial Class (a)	4,993	181,931
VIP Value Portfolio Initial Class (a)	21,215	405,418
VIP Value Strategies Portfolio Initial Class (a)	12,122	200,620
TOTAL DOMESTIC EQUITY FUNDS (Cost $2,549,575)		4,072,304

International Equity Funds - 12.2%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	329,485	3,485,948
VIP Overseas Portfolio Initial Class (a)	195,364	5,044,303
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $6,630,442)		8,530,251

Bond Funds - 63.7%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,322,180	11,952,508
Fidelity International Bond Index Fund (a)	193,020	1,775,787
Fidelity Long-Term Treasury Bond Index Fund (a)	230,289	2,332,824
VIP High Income Portfolio Initial Class (a)	250,605	1,152,783
VIP Investment Grade Bond II Portfolio - Initial Class (a)	2,881,566	27,259,612
TOTAL BOND FUNDS (Cost $47,188,632)		44,473,514

Short-Term Funds - 18.3%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 5.12% (a)(b) (Cost $12,731,894)	12,731,894	12,731,894

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $69,100,543)	69,807,963
NET OTHER ASSETS (LIABILITIES) - 0.0%	(2,346)
NET ASSETS - 100.0%	69,805,617

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	10,944,412	4,222,535	3,241,889	407,415	(86,733)	114,183	11,952,508
Fidelity International Bond Index Fund	1,630,025	598,598	527,539	48,602	(2,343)	77,046	1,775,787
Fidelity Long-Term Treasury Bond Index Fund	2,325,613	1,242,994	1,312,449	68,531	(218,695)	295,361	2,332,824
VIP Contrafund Portfolio Initial Class	636,118	312,635	400,964	27,485	21,540	147,515	716,844
VIP Emerging Markets Portfolio Initial Class	3,796,226	1,934,280	2,543,215	78,693	(71,906)	370,563	3,485,948
VIP Equity-Income Portfolio Initial Class	569,993	285,845	307,196	28,270	10,508	22,142	581,292
VIP Government Money Market Portfolio Initial Class 5.12%	12,614,424	6,200,727	6,083,257	596,821	-	-	12,731,894
VIP Growth & Income Portfolio Initial Class	737,590	391,014	423,927	42,848	23,367	71,009	799,053
VIP Growth Portfolio Initial Class	999,040	550,417	657,245	53,562	31,163	263,771	1,187,146
VIP High Income Portfolio Initial Class	1,055,901	395,017	343,315	65,047	(5,996)	51,176	1,152,783
VIP Investment Grade Bond II Portfolio Initial Class	23,473,593	10,430,608	7,145,700	1,064,535	(13,557)	514,668	27,259,612
VIP Mid Cap Portfolio Initial Class	177,905	74,392	91,812	6,211	4,726	16,720	181,931
VIP Overseas Portfolio Initial Class	4,238,514	2,145,642	2,218,723	65,553	31,041	847,829	5,044,303
VIP Value Portfolio Initial Class	411,018	182,518	245,448	19,998	27,113	30,217	405,418
VIP Value Strategies Portfolio Initial Class	203,736	83,203	116,579	10,250	13,421	16,839	200,620
	63,814,108	29,050,425	25,659,258	2,583,821	(236,351)	2,839,039	69,807,963

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	4,072,304	4,072,304	-	-

International Equity Funds	8,530,251	8,530,251	-	-

Bond Funds	44,473,514	44,473,514	-	-

Short-Term Funds	12,731,894	12,731,894	-	-
Total Investments in Securities:	69,807,963	69,807,963	-	-
VIP Freedom Income Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $69,100,543)	$69,807,963

Total Investment in Securities (cost $69,100,543)		$69,807,963
Receivable for investments sold		485,853
Receivable for fund shares sold		82,854
Total assets		70,376,670
Liabilities
Payable for investments purchased	$430,531
Payable for fund shares redeemed	134,638
Distribution and service plan fees payable	5,884
Total Liabilities		571,053
Net Assets		$69,805,617
Net Assets consist of:
Paid in capital		$70,957,583
Total accumulated earnings (loss)		(1,151,966)
Net Assets		$69,805,617

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($22,698,083 ÷ 2,068,813 shares)		$10.97
Service Class :
Net Asset Value, offering price and redemption price per share ($32,753,307 ÷ 2,989,196 shares)		$10.96
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($14,354,227 ÷ 1,314,274 shares)		$10.92
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$2,419,932
Expenses
Distribution and service plan fees	$72,180
Independent trustees' fees and expenses	231
Total Expenses		72,411
Net Investment income (loss)		2,347,521
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(236,351)
Capital gain distributions from underlying funds:
Affiliated issuers	163,889
Total net realized gain (loss)		(72,462)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	2,839,039
Total change in net unrealized appreciation (depreciation)		2,839,039
Net gain (loss)		2,766,577
Net increase (decrease) in net assets resulting from operations		$5,114,098
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,347,521	$1,716,449
Net realized gain (loss)	(72,462)	(1,871,724)
Change in net unrealized appreciation (depreciation)	2,839,039	(8,851,800)
Net increase (decrease) in net assets resulting from operations	5,114,098	(9,007,075)
Distributions to shareholders	(2,815,603)	(3,781,431)

Share transactions - net increase (decrease)	3,699,301	(1,573,541)
Total increase (decrease) in net assets	5,997,796	(14,362,047)

Net Assets
Beginning of period	63,807,821	78,169,868
End of period	$69,805,617	$63,807,821

Financial Highlights
VIP Freedom Income Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.61	$12.76	$12.74	$11.89	$11.08
Income from Investment Operations
Net investment income (loss) A,B	.41	.30	.24	.17	.27
Net realized and unrealized gain (loss)	.42	(1.79)	.18	1.06	1.03
Total from investment operations	.83	(1.49)	.42	1.23	1.30
Distributions from net investment income	(.47)	(.26)	(.13)	(.16)	(.25)
Distributions from net realized gain	-	(.40)	(.27)	(.22)	(.25)
Total distributions	(.47)	(.66)	(.40)	(.38)	(.49) C
Net asset value, end of period	$10.97	$10.61	$12.76	$12.74	$11.89
Total Return D,E	7.91%	(12.05)%	3.35%	10.47%	11.94%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	3.75%	2.71%	1.85%	1.40%	2.31%
Supplemental Data
Net assets, end of period (000 omitted)	$22,698	$15,085	$17,011	$16,854	$14,870
Portfolio turnover rate I	40%	91%	52%	66%	40%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom Income Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.60	$12.74	$12.73	$11.88	$11.07
Income from Investment Operations
Net investment income (loss) A,B	.39	.29	.22	.16	.26
Net realized and unrealized gain (loss)	.43	(1.77)	.18	1.06	1.03
Total from investment operations	.82	(1.48)	.40	1.22	1.29
Distributions from net investment income	(.46)	(.25)	(.12)	(.15)	(.24)
Distributions from net realized gain	-	(.40)	(.27)	(.22)	(.25)
Total distributions	(.46)	(.66) C	(.39)	(.37)	(.48) C
Net asset value, end of period	$10.96	$10.60	$12.74	$12.73	$11.88
Total Return D,E	7.81%	(12.06)%	3.17%	10.38%	11.87%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	3.65%	2.61%	1.75%	1.30%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$32,753	$31,739	$32,637	$32,810	$24,831
Portfolio turnover rate H	40%	91%	52%	66%	40%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom Income Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.56	$12.69	$12.68	$11.83	$11.03
Income from Investment Operations
Net investment income (loss) A,B	.38	.27	.20	.14	.24
Net realized and unrealized gain (loss)	.42	(1.77)	.18	1.06	1.02
Total from investment operations	.80	(1.50)	.38	1.20	1.26
Distributions from net investment income	(.44)	(.22)	(.10)	(.13)	(.22)
Distributions from net realized gain	-	(.40)	(.27)	(.22)	(.25)
Total distributions	(.44)	(.63) C	(.37)	(.35)	(.46) C
Net asset value, end of period	$10.92	$10.56	$12.69	$12.68	$11.83
Total Return D,E	7.65%	(12.26)%	3.03%	10.29%	11.63%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	3.50%	2.46%	1.60%	1.15%	2.06%
Supplemental Data
Net assets, end of period (000 omitted)	$14,354	$16,984	$28,521	$27,518	$18,333
Portfolio turnover rate H	40%	91%	52%	66%	40%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2005 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	39.1
VIP Government Money Market Portfolio Initial Class 5.12%	18.3
Fidelity Inflation-Protected Bond Index Fund	17.1
VIP Overseas Portfolio Initial Class	7.2
VIP Emerging Markets Portfolio Initial Class	5.0
Fidelity Long-Term Treasury Bond Index Fund	3.3
Fidelity International Bond Index Fund	2.5
VIP Growth Portfolio Initial Class	1.7
VIP High Income Portfolio Initial Class	1.7
VIP Growth & Income Portfolio Initial Class	1.1
97.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2005 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 5.8%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	1,880	91,403
VIP Equity-Income Portfolio Initial Class (a)	2,983	74,119
VIP Growth & Income Portfolio Initial Class (a)	3,768	101,885
VIP Growth Portfolio Initial Class (a)	1,626	151,368
VIP Mid Cap Portfolio Initial Class (a)	637	23,198
VIP Value Portfolio Initial Class (a)	2,705	51,694
VIP Value Strategies Portfolio Initial Class (a)	1,546	25,581
TOTAL DOMESTIC EQUITY FUNDS (Cost $261,351)		519,248

International Equity Funds - 12.2%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	42,014	444,510
VIP Overseas Portfolio Initial Class (a)	24,911	643,215
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $794,753)		1,087,725

Bond Funds - 63.7%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	168,597	1,524,118
Fidelity International Bond Index Fund (a)	24,613	226,439
Fidelity Long-Term Treasury Bond Index Fund (a)	29,362	297,434
VIP High Income Portfolio Initial Class (a)	31,956	146,997
VIP Investment Grade Bond II Portfolio - Initial Class (a)	367,438	3,475,960
TOTAL BOND FUNDS (Cost $5,997,453)		5,670,948

Short-Term Funds - 18.3%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 5.12% (a)(b) (Cost $1,623,501)	1,623,501	1,623,501

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $8,677,058)	8,901,422
NET OTHER ASSETS (LIABILITIES) - 0.0%	179
NET ASSETS - 100.0%	8,901,601

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	1,763,637	369,092	614,485	48,531	(72,218)	78,092	1,524,118
Fidelity International Bond Index Fund	269,304	51,570	104,794	6,946	(5,935)	16,294	226,439
Fidelity Long-Term Treasury Bond Index Fund	385,513	129,707	224,832	10,308	(30,176)	37,222	297,434
VIP Contrafund Portfolio Initial Class	116,910	28,552	81,713	3,777	17,841	9,813	91,403
VIP Emerging Markets Portfolio Initial Class	631,871	201,601	435,317	10,137	9,964	36,391	444,510
VIP Equity-Income Portfolio Initial Class	104,759	25,513	61,389	3,553	8,360	(3,124)	74,119
VIP Government Money Market Portfolio Initial Class 5.12%	1,966,265	695,102	1,037,866	87,763	-	-	1,623,501
VIP Growth & Income Portfolio Initial Class	135,561	36,095	85,560	5,535	22,078	(6,289)	101,885
VIP Growth Portfolio Initial Class	183,611	52,351	132,567	7,084	24,738	23,235	151,368
VIP High Income Portfolio Initial Class	171,757	32,620	64,818	8,203	(7,310)	14,748	146,997
VIP Investment Grade Bond II Portfolio Initial Class	3,776,786	983,163	1,357,636	129,831	(49,778)	123,425	3,475,960
VIP Mid Cap Portfolio Initial Class	32,695	6,020	18,903	803	3,352	34	23,198
VIP Overseas Portfolio Initial Class	727,465	196,071	411,047	8,240	51,050	79,676	643,215
VIP Value Portfolio Initial Class	75,539	16,541	49,645	2,512	10,434	(1,175)	51,694
VIP Value Strategies Portfolio Initial Class	37,443	7,176	23,908	1,315	6,675	(1,805)	25,581
	10,379,116	2,831,174	4,704,480	334,538	(10,925)	406,537	8,901,422

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	519,248	519,248	-	-

International Equity Funds	1,087,725	1,087,725	-	-

Bond Funds	5,670,948	5,670,948	-	-

Short-Term Funds	1,623,501	1,623,501	-	-
Total Investments in Securities:	8,901,422	8,901,422	-	-
VIP Freedom 2005 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $8,677,058)	$8,901,422

Total Investment in Securities (cost $8,677,058)		$8,901,422
Cash		12
Receivable for investments sold		73,178
Receivable for fund shares sold		2,154
Total assets		8,976,766
Liabilities
Payable for investments purchased	$48,558
Payable for fund shares redeemed	26,318
Distribution and service plan fees payable	289
Total Liabilities		75,165
Net Assets		$8,901,601
Net Assets consist of:
Paid in capital		$8,804,482
Total accumulated earnings (loss)		97,119
Net Assets		$8,901,601

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($5,746,618 ÷ 504,236 shares)		$11.40
Service Class :
Net Asset Value, offering price and redemption price per share ($2,896,476 ÷ 252,235 shares)		$11.48
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($258,507 ÷ 22,745 shares)		$11.37
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$313,074
Expenses
Distribution and service plan fees	$3,261
Independent trustees' fees and expenses	36
Total expenses before reductions	3,297
Expense reductions	(1)
Total expenses after reductions		3,296
Net Investment income (loss)		309,778
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(10,925)
Capital gain distributions from underlying funds:
Affiliated issuers	21,464
Total net realized gain (loss)		10,539
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	406,537
Total change in net unrealized appreciation (depreciation)		406,537
Net gain (loss)		417,076
Net increase (decrease) in net assets resulting from operations		$726,854
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$309,778	$292,921
Net realized gain (loss)	10,539	(153,215)
Change in net unrealized appreciation (depreciation)	406,537	(1,784,079)
Net increase (decrease) in net assets resulting from operations	726,854	(1,644,373)
Distributions to shareholders	(404,767)	(995,952)

Share transactions - net increase (decrease)	(1,803,288)	(1,114,383)
Total increase (decrease) in net assets	(1,481,201)	(3,754,708)

Net Assets
Beginning of period	10,382,802	14,137,510
End of period	$8,901,601	$10,382,802

Financial Highlights
VIP Freedom 2005 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.03	$13.67	$13.63	$12.75	$11.65
Income from Investment Operations
Net investment income (loss) A,B	.36	.30	.25	.17	.27
Net realized and unrealized gain (loss)	.51	(1.90)	.30	1.23	1.32
Total from investment operations	.87	(1.60)	.55	1.40	1.59
Distributions from net investment income	(.50)	(.27)	(.15)	(.17)	(.27)
Distributions from net realized gain	-	(.77)	(.36)	(.35)	(.22)
Total distributions	(.50)	(1.04)	(.51)	(.52)	(.49)
Net asset value, end of period	$11.40	$11.03	$13.67	$13.63	$12.75
Total Return C,D	8.01%	(12.37)%	4.09%	11.25%	13.81%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	3.24%	2.57%	1.82%	1.31%	2.18%
Supplemental Data
Net assets, end of period (000 omitted)	$5,747	$7,541	$9,853	$10,082	$9,364
Portfolio turnover rate H	29%	74%	31%	54%	24%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2005 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.11	$13.76	$13.71	$12.83	$11.72
Income from Investment Operations
Net investment income (loss) A,B	.35	.29	.24	.16	.26
Net realized and unrealized gain (loss)	.51	(1.91)	.30	1.23	1.33
Total from investment operations	.86	(1.62)	.54	1.39	1.59
Distributions from net investment income	(.49)	(.26)	(.14)	(.16)	(.26)
Distributions from net realized gain	-	(.77)	(.36)	(.35)	(.22)
Total distributions	(.49)	(1.03)	(.49) C	(.51)	(.48)
Net asset value, end of period	$11.48	$11.11	$13.76	$13.71	$12.83
Total Return D,E	7.85%	(12.46)%	4.02%	11.07%	13.71%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	3.14%	2.47%	1.72%	1.21%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$2,896	$2,682	$4,080	$5,673	$4,248
Portfolio turnover rate H	29%	74%	31%	54%	24%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2005 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.01	$13.64	$13.59	$12.72	$11.62
Income from Investment Operations
Net investment income (loss) A,B	.33	.27	.21	.14	.24
Net realized and unrealized gain (loss)	.51	(1.89)	.30	1.22	1.32
Total from investment operations	.84	(1.62)	.51	1.36	1.56
Distributions from net investment income	(.48)	(.24)	(.10)	(.14)	(.24)
Distributions from net realized gain	-	(.77)	(.36)	(.35)	(.22)
Total distributions	(.48)	(1.01)	(.46)	(.49)	(.46)
Net asset value, end of period	$11.37	$11.01	$13.64	$13.59	$12.72
Total Return C	7.72%	(12.56)%	3.82%	10.93%	13.60%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.99%	2.32%	1.57%	1.06%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$259	$160	$204	$286	$178
Portfolio turnover rate F	29%	74%	31%	54%	24%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2010 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	36.4
Fidelity Inflation-Protected Bond Index Fund	16.1
VIP Government Money Market Portfolio Initial Class 5.12%	13.0
VIP Overseas Portfolio Initial Class	9.7
VIP Emerging Markets Portfolio Initial Class	5.9
Fidelity Long-Term Treasury Bond Index Fund	3.6
VIP Growth Portfolio Initial Class	3.2
Fidelity International Bond Index Fund	2.8
VIP Growth & Income Portfolio Initial Class	2.1
VIP Contrafund Portfolio Initial Class	1.9
94.7

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2010 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 10.8%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	107,005	5,203,651
VIP Equity-Income Portfolio Initial Class (a)	169,806	4,219,682
VIP Growth & Income Portfolio Initial Class (a)	214,515	5,800,472
VIP Growth Portfolio Initial Class (a)	92,563	8,617,574
VIP Mid Cap Portfolio Initial Class (a)	36,241	1,320,626
VIP Value Portfolio Initial Class (a)	154,000	2,942,935
VIP Value Strategies Portfolio Initial Class (a)	87,994	1,456,302
TOTAL DOMESTIC EQUITY FUNDS (Cost $22,233,792)		29,561,242

International Equity Funds - 15.6%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	1,529,002	16,176,839
VIP Overseas Portfolio Initial Class (a)	1,018,943	26,309,096
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $35,967,620)		42,485,935

Bond Funds - 60.6%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	4,856,510	43,902,853
Fidelity International Bond Index Fund (a)	831,747	7,652,075
Fidelity Long-Term Treasury Bond Index Fund (a)	970,158	9,827,697
VIP High Income Portfolio Initial Class (a)	979,954	4,507,789
VIP Investment Grade Bond II Portfolio - Initial Class (a)	10,513,021	99,453,184
TOTAL BOND FUNDS (Cost $176,586,787)		165,343,598

Short-Term Funds - 13.0%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 5.12% (a)(b) (Cost $35,491,219)	35,491,219	35,491,219

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $270,279,418)	272,881,994
NET OTHER ASSETS (LIABILITIES) - 0.0%	(40,277)
NET ASSETS - 100.0%	272,841,717

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	219,712	219,712	28	-	-	-	0.0%
Total	-	219,712	219,712	28	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	45,342,367	7,019,277	8,549,882	1,493,407	(751,837)	842,928	43,902,853
Fidelity International Bond Index Fund	8,203,752	1,011,424	1,893,848	226,727	(44,479)	375,226	7,652,075
Fidelity Long-Term Treasury Bond Index Fund	11,223,163	3,188,484	4,753,375	323,912	(340,529)	509,954	9,827,697
VIP Contrafund Portfolio Initial Class	5,810,168	615,337	2,692,857	207,191	42,339	1,428,664	5,203,651
VIP Emerging Markets Portfolio Initial Class	20,228,126	5,109,470	10,686,522	360,631	(150,369)	1,676,134	16,176,839
VIP Equity-Income Portfolio Initial Class	5,206,288	803,177	2,067,002	200,563	(64,063)	341,282	4,219,682
VIP Government Money Market Portfolio Initial Class 5.12%	38,322,895	13,112,854	15,944,530	1,827,847	-	-	35,491,219
VIP Growth & Income Portfolio Initial Class	6,737,047	1,178,253	2,936,209	309,222	75,715	745,666	5,800,472
VIP Growth Portfolio Initial Class	9,124,888	1,623,397	4,683,115	394,329	211,000	2,341,404	8,617,574
VIP High Income Portfolio Initial Class	4,721,716	537,052	961,649	247,086	(35,503)	246,173	4,507,789
VIP Investment Grade Bond II Portfolio Initial Class	95,781,331	19,226,429	17,356,931	3,736,135	(581,505)	2,383,860	99,453,184
VIP Mid Cap Portfolio Initial Class	1,624,817	167,477	647,583	44,884	(12,692)	188,607	1,320,626
VIP Overseas Portfolio Initial Class	27,210,917	4,532,707	10,503,412	332,958	447,598	4,621,286	26,309,096
VIP Value Portfolio Initial Class	3,754,040	432,492	1,736,568	141,891	3,405	489,566	2,942,935
VIP Value Strategies Portfolio Initial Class	1,860,776	185,009	848,642	73,676	(16,574)	275,733	1,456,302
	285,152,291	58,742,839	86,262,125	9,920,459	(1,217,494)	16,466,483	272,881,994

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	29,561,242	29,561,242	-	-

International Equity Funds	42,485,935	42,485,935	-	-

Bond Funds	165,343,598	165,343,598	-	-

Short-Term Funds	35,491,219	35,491,219	-	-
Total Investments in Securities:	272,881,994	272,881,994	-	-
VIP Freedom 2010 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $270,279,418)	$272,881,994

Total Investment in Securities (cost $270,279,418)		$272,881,994
Cash		28
Receivable for investments sold		2,131,896
Receivable for fund shares sold		65,009
Total assets		275,078,927
Liabilities
Payable for investments purchased	$2,119,970
Payable for fund shares redeemed	67,074
Distribution and service plan fees payable	50,166
Total Liabilities		2,237,210
Net Assets		$272,841,717
Net Assets consist of:
Paid in capital		$272,657,320
Total accumulated earnings (loss)		184,397
Net Assets		$272,841,717

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($17,667,582 ÷ 1,559,414 shares)		$11.33
Service Class :
Net Asset Value, offering price and redemption price per share ($19,595,584 ÷ 1,732,477 shares)		$11.31
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($235,578,551 ÷ 20,985,527 shares)		$11.23
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$8,751,109
Income from Fidelity Central Funds		28
Total Income		8,751,137
Expenses
Distribution and service plan fees	$633,290
Independent trustees' fees and expenses	1,027
Total expenses before reductions	634,317
Expense reductions	(1)
Total expenses after reductions		634,316
Net Investment income (loss)		8,116,821
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(1,217,494)
Capital gain distributions from underlying funds:
Affiliated issuers	1,169,350
Total net realized gain (loss)		(48,144)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	16,466,483
Total change in net unrealized appreciation (depreciation)		16,466,483
Net gain (loss)		16,418,339
Net increase (decrease) in net assets resulting from operations		$24,535,160
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,116,821	$7,023,320
Net realized gain (loss)	(48,144)	16,726,375
Change in net unrealized appreciation (depreciation)	16,466,483	(73,116,744)
Net increase (decrease) in net assets resulting from operations	24,535,160	(49,367,049)
Distributions to shareholders	(29,955,899)	(25,871,592)

Share transactions - net increase (decrease)	(6,836,301)	(11,233,633)
Total increase (decrease) in net assets	(12,257,040)	(86,472,274)

Net Assets
Beginning of period	285,098,757	371,571,031
End of period	$272,841,717	$285,098,757

Financial Highlights
VIP Freedom 2010 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.55	$14.45	$14.28	$13.42	$12.32
Income from Investment Operations
Net investment income (loss) A,B	.34	.30	.26	.18	.28
Net realized and unrealized gain (loss)	.70	(2.16)	.56	1.44	1.65
Total from investment operations	1.04	(1.86)	.82	1.62	1.93
Distributions from net investment income	(.46)	(.27)	(.15)	(.18)	(.28)
Distributions from net realized gain	(.80)	(.77)	(.50)	(.58)	(.55)
Total distributions	(1.26)	(1.04)	(.65)	(.76)	(.83)
Net asset value, end of period	$11.33	$11.55	$14.45	$14.28	$13.42
Total Return C,D	9.48%	(13.53)%	5.89%	12.49%	16.09%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	3.10%	2.47%	1.82%	1.34%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$17,668	$12,298	$16,685	$19,195	$17,895
Portfolio turnover rate H	21%	231%	29%	40%	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2010 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.54	$14.43	$14.26	$13.40	$12.30
Income from Investment Operations
Net investment income (loss) A,B	.33	.29	.25	.16	.27
Net realized and unrealized gain (loss)	.68	(2.15)	.56	1.44	1.64
Total from investment operations	1.01	(1.86)	.81	1.60	1.91
Distributions from net investment income	(.44)	(.26)	(.14)	(.16)	(.27)
Distributions from net realized gain	(.80)	(.77)	(.50)	(.58)	(.55)
Total distributions	(1.24)	(1.03)	(.64)	(.74)	(.81) C
Net asset value, end of period	$11.31	$11.54	$14.43	$14.26	$13.40
Total Return D,E	9.28%	(13.57)%	5.79%	12.39%	16.00%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	3.00%	2.37%	1.72%	1.24%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$19,596	$21,518	$27,360	$26,484	$26,232
Portfolio turnover rate H	21%	231%	29%	40%	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2010 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.46	$14.33	$14.17	$13.32	$12.24
Income from Investment Operations
Net investment income (loss) A,B	.31	.27	.22	.14	.24
Net realized and unrealized gain (loss)	.69	(2.13)	.56	1.43	1.63
Total from investment operations	1.00	(1.86)	.78	1.57	1.87
Distributions from net investment income	(.43)	(.24)	(.12)	(.14)	(.25)
Distributions from net realized gain	(.80)	(.77)	(.50)	(.58)	(.55)
Total distributions	(1.23)	(1.01)	(.62)	(.72)	(.79) C
Net asset value, end of period	$11.23	$11.46	$14.33	$14.17	$13.32
Total Return D,E	9.18%	(13.66)%	5.60%	12.24%	15.75%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.85%	2.22%	1.57%	1.09%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$235,579	$251,283	$327,526	$317,773	$280,783
Portfolio turnover rate H	21%	231%	29%	40%	28%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2015 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	33.5
Fidelity Inflation-Protected Bond Index Fund	15.0
VIP Overseas Portfolio Initial Class	12.3
VIP Government Money Market Portfolio Initial Class 5.12%	7.5
VIP Emerging Markets Portfolio Initial Class	7.0
VIP Growth Portfolio Initial Class	4.8
Fidelity Long-Term Treasury Bond Index Fund	3.7
VIP Growth & Income Portfolio Initial Class	3.2
Fidelity International Bond Index Fund	3.1
VIP Contrafund Portfolio Initial Class	2.9
93.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2015 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 16.3%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	36,838	1,791,452
VIP Equity-Income Portfolio Initial Class (a)	58,458	1,452,686
VIP Growth & Income Portfolio Initial Class (a)	73,850	1,996,900
VIP Growth Portfolio Initial Class (a)	31,867	2,966,784
VIP Mid Cap Portfolio Initial Class (a)	12,477	454,667
VIP Value Portfolio Initial Class (a)	53,018	1,013,180
VIP Value Strategies Portfolio Initial Class (a)	30,295	501,376
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,368,794)		10,177,045

International Equity Funds - 19.3%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	410,058	4,338,412
VIP Overseas Portfolio Initial Class (a)	296,509	7,655,851
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $7,138,935)		11,994,263

Bond Funds - 56.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,033,384	9,341,789
Fidelity International Bond Index Fund (a)	208,212	1,915,549
Fidelity Long-Term Treasury Bond Index Fund (a)	227,089	2,300,409
VIP High Income Portfolio Initial Class (a)	223,808	1,029,515
VIP Investment Grade Bond II Portfolio - Initial Class (a)	2,205,564	20,864,630
TOTAL BOND FUNDS (Cost $37,490,984)		35,451,892

Short-Term Funds - 7.5%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 5.12% (a)(b) (Cost $4,679,020)	4,679,020	4,679,020

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $52,677,733)	62,302,220
NET OTHER ASSETS (LIABILITIES) - 0.0%	(4,614)
NET ASSETS - 100.0%	62,297,606

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	9,340,550	2,674,213	2,693,623	316,020	(210,130)	230,779	9,341,789
Fidelity International Bond Index Fund	1,986,570	472,182	624,680	54,827	(32,418)	113,895	1,915,549
Fidelity Long-Term Treasury Bond Index Fund	2,534,370	932,958	1,217,772	72,327	(226,779)	277,632	2,300,409
VIP Contrafund Portfolio Initial Class	1,878,902	369,578	920,529	69,247	283,175	180,326	1,791,452
VIP Emerging Markets Portfolio Initial Class	5,128,468	1,630,810	2,803,822	95,448	158,137	224,819	4,338,412
VIP Equity-Income Portfolio Initial Class	1,683,614	371,927	687,943	68,384	137,370	(52,282)	1,452,686
VIP Government Money Market Portfolio Initial Class 5.12%	5,000,334	2,769,197	3,090,511	235,889	-	-	4,679,020
VIP Growth & Income Portfolio Initial Class	2,178,635	537,136	973,672	104,826	259,103	(4,302)	1,996,900
VIP Growth Portfolio Initial Class	2,950,825	779,478	1,565,890	132,895	78,477	723,894	2,966,784
VIP High Income Portfolio Initial Class	1,045,072	242,545	303,039	56,009	(15,648)	60,585	1,029,515
VIP Investment Grade Bond II Portfolio Initial Class	19,337,016	6,527,016	5,376,737	785,479	(57,449)	434,784	20,864,630
VIP Mid Cap Portfolio Initial Class	525,432	102,746	229,005	15,209	36,249	19,245	454,667
VIP Overseas Portfolio Initial Class	7,669,123	1,921,455	3,334,872	96,170	506,943	893,202	7,655,851
VIP Value Portfolio Initial Class	1,213,978	232,837	586,975	48,389	232,001	(78,661)	1,013,180
VIP Value Strategies Portfolio Initial Class	601,736	114,759	296,433	25,017	124,403	(43,089)	501,376
	63,074,625	19,678,837	24,705,503	2,176,136	1,273,434	2,980,827	62,302,220

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	10,177,045	10,177,045	-	-

International Equity Funds	11,994,263	11,994,263	-	-

Bond Funds	35,451,892	35,451,892	-	-

Short-Term Funds	4,679,020	4,679,020	-	-
Total Investments in Securities:	62,302,220	62,302,220	-	-
VIP Freedom 2015 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $52,677,733)	$62,302,220

Total Investment in Securities (cost $52,677,733)		$62,302,220
Receivable for investments sold		508,563
Receivable for fund shares sold		42,691
Total assets		62,853,474
Liabilities
Payable to custodian bank	$1,811
Payable for investments purchased	516,576
Payable for fund shares redeemed	31,393
Distribution and service plan fees payable	6,088
Total Liabilities		555,868
Net Assets		$62,297,606
Net Assets consist of:
Paid in capital		$51,160,499
Total accumulated earnings (loss)		11,137,107
Net Assets		$62,297,606

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($24,978,376 ÷ 2,174,425 shares)		$11.49
Service Class :
Net Asset Value, offering price and redemption price per share ($12,904,394 ÷ 1,126,389 shares)		$11.46
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($24,414,836 ÷ 2,139,955 shares)		$11.41
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$1,784,663
Expenses
Distribution and service plan fees	$76,458
Independent trustees' fees and expenses	224
Total expenses before reductions	76,682
Expense reductions	(7)
Total expenses after reductions		76,675
Net Investment income (loss)		1,707,988
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	1,273,434
Capital gain distributions from underlying funds:
Affiliated issuers	391,473
Total net realized gain (loss)		1,664,907
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	2,980,827
Total change in net unrealized appreciation (depreciation)		2,980,827
Net gain (loss)		4,645,734
Net increase (decrease) in net assets resulting from operations		$6,353,722
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,707,988	$1,560,924
Net realized gain (loss)	1,664,907	1,060,165
Change in net unrealized appreciation (depreciation)	2,980,827	(15,296,698)
Net increase (decrease) in net assets resulting from operations	6,353,722	(12,675,609)
Distributions to shareholders	(3,369,075)	(9,283,302)

Share transactions - net increase (decrease)	(3,755,098)	(6,249,597)
Total increase (decrease) in net assets	(770,451)	(28,208,508)

Net Assets
Beginning of period	63,068,057	91,276,565
End of period	$62,297,606	$63,068,057

Financial Highlights
VIP Freedom 2015 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.95	$14.42	$14.12	$13.20	$12.26
Income from Investment Operations
Net investment income (loss) A,B	.32	.27	.25	.17	.28
Net realized and unrealized gain (loss)	.85	(2.21)	.81	1.57	1.86
Total from investment operations	1.17	(1.94)	1.06	1.74	2.14
Distributions from net investment income	(.41)	(.26)	(.16)	(.17)	(.27)
Distributions from net realized gain	(.22)	(1.26)	(.60)	(.65)	(.94)
Total distributions	(.63)	(1.53) C	(.76)	(.82)	(1.20) C
Net asset value, end of period	$11.49	$10.95	$14.42	$14.12	$13.20
Total Return D,E	10.95%	(14.60)%	7.69%	13.76%	18.35%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.90%	2.26%	1.75%	1.33%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$24,978	$21,474	$33,325	$35,010	$32,215
Portfolio turnover rate I	32%	73%	43%	58%	39%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2015 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.92	$14.38	$14.08	$13.17	$12.24
Income from Investment Operations
Net investment income (loss) A,B	.31	.25	.24	.16	.27
Net realized and unrealized gain (loss)	.85	(2.20)	.80	1.56	1.85
Total from investment operations	1.16	(1.95)	1.04	1.72	2.12
Distributions from net investment income	(.40)	(.25)	(.14)	(.16)	(.26)
Distributions from net realized gain	(.22)	(1.26)	(.60)	(.65)	(.94)
Total distributions	(.62)	(1.51)	(.74)	(.81)	(1.19) C
Net asset value, end of period	$11.46	$10.92	$14.38	$14.08	$13.17
Total Return D,E	10.86%	(14.66)%	7.59%	13.62%	18.21%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.80%	2.16%	1.65%	1.23%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$12,904	$16,217	$20,808	$27,209	$22,763
Portfolio turnover rate H	32%	73%	43%	58%	39%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2015 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.88	$14.33	$14.04	$13.12	$12.20
Income from Investment Operations
Net investment income (loss) A,B	.29	.23	.21	.14	.25
Net realized and unrealized gain (loss)	.84	(2.19)	.80	1.57	1.84
Total from investment operations	1.13	(1.96)	1.01	1.71	2.09
Distributions from net investment income	(.38)	(.23)	(.12)	(.14)	(.23)
Distributions from net realized gain	(.22)	(1.26)	(.60)	(.65)	(.94)
Total distributions	(.60)	(1.49)	(.72)	(.79)	(1.17)
Net asset value, end of period	$11.41	$10.88	$14.33	$14.04	$13.12
Total Return C,D	10.64%	(14.79)%	7.39%	13.56%	17.97%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.65%	2.01%	1.50%	1.08%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$24,415	$25,377	$37,143	$36,840	$38,963
Portfolio turnover rate G	32%	73%	43%	58%	39%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2020 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	30.5
VIP Overseas Portfolio Initial Class	14.9
Fidelity Inflation-Protected Bond Index Fund	13.9
VIP Emerging Markets Portfolio Initial Class	8.0
VIP Growth Portfolio Initial Class	6.4
VIP Growth & Income Portfolio Initial Class	4.3
VIP Contrafund Portfolio Initial Class	3.8
Fidelity Long-Term Treasury Bond Index Fund	3.8
Fidelity International Bond Index Fund	3.4
VIP Equity-Income Portfolio Initial Class	3.1
92.1

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2020 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 21.9%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	456,585	22,203,724
VIP Equity-Income Portfolio Initial Class (a)	724,541	18,004,849
VIP Growth & Income Portfolio Initial Class (a)	915,309	24,749,954
VIP Growth Portfolio Initial Class (a)	394,965	36,771,285
VIP Mid Cap Portfolio Initial Class (a)	154,649	5,635,427
VIP Value Portfolio Initial Class (a)	657,135	12,557,849
VIP Value Strategies Portfolio Initial Class (a)	375,491	6,214,377
TOTAL DOMESTIC EQUITY FUNDS (Cost $53,616,776)		126,137,465

International Equity Funds - 22.9%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	4,364,768	46,179,241
VIP Overseas Portfolio Initial Class (a)	3,341,802	86,285,319
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $85,546,286)		132,464,560

Bond Funds - 53.2%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	8,882,166	80,294,782
Fidelity International Bond Index Fund (a)	2,105,337	19,369,102
Fidelity Long-Term Treasury Bond Index Fund (a)	2,144,552	21,724,310
VIP High Income Portfolio Initial Class (a)	2,074,407	9,542,272
VIP Investment Grade Bond II Portfolio - Initial Class (a)	18,624,872	176,191,286
TOTAL BOND FUNDS (Cost $324,584,511)		307,121,752

Short-Term Funds - 2.0%
	Shares	Value ($)
VIP Government Money Market Portfolio Initial Class 5.12% (a)(b) (Cost $11,551,535)	11,551,535	11,551,535

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $475,299,108)	577,275,312
NET OTHER ASSETS (LIABILITIES) - 0.0%	(82,310)
NET ASSETS - 100.0%	577,193,002

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	77,549,586	20,065,838	17,434,411	2,702,226	(889,547)	1,003,316	80,294,782
Fidelity International Bond Index Fund	19,337,659	4,065,946	4,840,108	544,347	(100,413)	906,018	19,369,102
Fidelity Long-Term Treasury Bond Index Fund	23,054,331	7,539,469	9,351,331	667,462	(690,427)	1,172,268	21,724,310
VIP Contrafund Portfolio Initial Class	22,185,188	3,099,759	8,669,677	851,404	2,245,359	3,343,095	22,203,724
VIP Emerging Markets Portfolio Initial Class	51,804,709	14,172,478	23,661,083	1,014,441	779,361	3,083,776	46,179,241
VIP Equity-Income Portfolio Initial Class	19,879,427	3,558,476	6,459,205	845,366	894,193	131,958	18,004,849
VIP Government Money Market Portfolio Initial Class 5.12%	13,610,366	13,727,832	15,786,663	672,016	-	-	11,551,535
VIP Growth & Income Portfolio Initial Class	25,724,174	5,130,535	9,183,081	1,294,097	2,236,633	841,693	24,749,954
VIP Growth Portfolio Initial Class	34,841,130	7,322,486	15,073,135	1,637,845	611,745	9,069,059	36,771,285
VIP High Income Portfolio Initial Class	9,367,555	1,811,647	2,036,045	518,708	(58,873)	457,988	9,542,272
VIP Investment Grade Bond II Portfolio Initial Class	156,406,107	48,657,537	32,029,932	6,441,731	(287,662)	3,445,236	176,191,286
VIP Mid Cap Portfolio Initial Class	6,203,968	946,349	2,192,123	187,688	318,038	359,195	5,635,427
VIP Overseas Portfolio Initial Class	83,611,475	15,223,816	27,949,701	1,081,726	3,788,349	11,611,380	86,285,319
VIP Value Portfolio Initial Class	14,334,056	2,083,453	5,728,352	598,081	1,653,400	215,292	12,557,849
VIP Value Strategies Portfolio Initial Class	7,104,904	1,103,988	2,990,490	308,788	822,590	173,385	6,214,377
	565,014,635	148,509,609	183,385,337	19,365,926	11,322,746	35,813,659	577,275,312

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	126,137,465	126,137,465	-	-

International Equity Funds	132,464,560	132,464,560	-	-

Bond Funds	307,121,752	307,121,752	-	-

Short-Term Funds	11,551,535	11,551,535	-	-
Total Investments in Securities:	577,275,312	577,275,312	-	-
VIP Freedom 2020 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $475,299,108)	$577,275,312

Total Investment in Securities (cost $475,299,108)		$577,275,312
Cash		54
Receivable for investments sold		4,773,125
Receivable for fund shares sold		44,466
Total assets		582,092,957
Liabilities
Payable for investments purchased	$4,264,026
Payable for fund shares redeemed	550,409
Distribution and service plan fees payable	85,520
Total Liabilities		4,899,955
Net Assets		$577,193,002
Net Assets consist of:
Paid in capital		$464,529,122
Total accumulated earnings (loss)		112,663,880
Net Assets		$577,193,002

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($85,392,925 ÷ 6,830,293 shares)		$12.50
Service Class :
Net Asset Value, offering price and redemption price per share ($125,937,853 ÷ 10,115,798 shares)		$12.45
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($365,862,224 ÷ 29,514,351 shares)		$12.40
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$14,560,407
Expenses
Distribution and service plan fees	$1,047,522
Independent trustees' fees and expenses	2,023
Total expenses before reductions	1,049,545
Expense reductions	(3)
Total expenses after reductions		1,049,542
Net Investment income (loss)		13,510,865
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	11,322,746
Capital gain distributions from underlying funds:
Affiliated issuers	4,805,519
Total net realized gain (loss)		16,128,265
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	35,813,659
Total change in net unrealized appreciation (depreciation)		35,813,659
Net gain (loss)		51,941,924
Net increase (decrease) in net assets resulting from operations		$65,452,789
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,510,865	$12,974,454
Net realized gain (loss)	16,128,265	(2,447,498)
Change in net unrealized appreciation (depreciation)	35,813,659	(127,606,881)
Net increase (decrease) in net assets resulting from operations	65,452,789	(117,079,925)
Distributions to shareholders	(21,127,196)	(77,888,678)

Share transactions - net increase (decrease)	(32,060,845)	1,211,478
Total increase (decrease) in net assets	12,264,748	(193,757,125)

Net Assets
Beginning of period	564,928,254	758,685,379
End of period	$577,193,002	$564,928,254

Financial Highlights
VIP Freedom 2020 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.56	$15.42	$15.03	$14.01	$12.58
Income from Investment Operations
Net investment income (loss) A,B	.31	.28	.27	.17	.28
Net realized and unrealized gain (loss)	1.10	(2.51)	1.11	1.84	2.16
Total from investment operations	1.41	(2.23)	1.38	2.01	2.44
Distributions from net investment income	(.39)	(.27)	(.17)	(.18)	(.28)
Distributions from net realized gain	(.08)	(1.36)	(.81)	(.80)	(.73)
Total distributions	(.47)	(1.63)	(.99) C	(.99) C	(1.01)
Net asset value, end of period	$12.50	$11.56	$15.42	$15.03	$14.01
Total Return D,E	12.40%	(15.69)%	9.47%	15.06%	20.13%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.60%	2.26%	1.77%	1.27%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$85,393	$63,227	$82,875	$80,503	$74,801
Portfolio turnover rate I	27%	121%	34%	40%	31%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2020 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.51	$15.37	$14.97	$13.96	$12.54
Income from Investment Operations
Net investment income (loss) A,B	.30	.27	.25	.16	.26
Net realized and unrealized gain (loss)	1.10	(2.52)	1.12	1.82	2.16
Total from investment operations	1.40	(2.25)	1.37	1.98	2.42
Distributions from net investment income	(.38)	(.26)	(.16)	(.17)	(.27)
Distributions from net realized gain	(.08)	(1.36)	(.81)	(.80)	(.73)
Total distributions	(.46)	(1.61) C	(.97)	(.97)	(1.00)
Net asset value, end of period	$12.45	$11.51	$15.37	$14.97	$13.96
Total Return D,E	12.34%	(15.83)%	9.47%	14.92%	20.01%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.50%	2.16%	1.67%	1.17%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$125,938	$129,176	$167,097	$178,229	$171,842
Portfolio turnover rate H	27%	121%	34%	40%	31%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2020 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.46	$15.31	$14.92	$13.92	$12.50
Income from Investment Operations
Net investment income (loss) A,B	.28	.25	.23	.14	.24
Net realized and unrealized gain (loss)	1.10	(2.51)	1.11	1.81	2.16
Total from investment operations	1.38	(2.26)	1.34	1.95	2.40
Distributions from net investment income	(.36)	(.24)	(.13)	(.14)	(.25)
Distributions from net realized gain	(.08)	(1.36)	(.81)	(.80)	(.73)
Total distributions	(.44)	(1.59) C	(.95) C	(.95) C	(.98)
Net asset value, end of period	$12.40	$11.46	$15.31	$14.92	$13.92
Total Return D,E	12.22%	(15.97)%	9.26%	14.72%	19.88%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.35%	2.01%	1.51%	1.02%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$365,862	$372,526	$508,713	$522,637	$506,978
Portfolio turnover rate H	27%	121%	34%	40%	31%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2025 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	25.0
VIP Overseas Portfolio Initial Class	17.1
Fidelity Inflation-Protected Bond Index Fund	12.0
VIP Emerging Markets Portfolio Initial Class	8.9
VIP Growth Portfolio Initial Class	7.7
Fidelity Long-Term Treasury Bond Index Fund	5.5
VIP Growth & Income Portfolio Initial Class	5.2
VIP Contrafund Portfolio Initial Class	4.6
VIP Equity-Income Portfolio Initial Class	3.8
Fidelity International Bond Index Fund	3.4
93.2

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2025 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 26.4%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	367,079	17,851,037
VIP Equity-Income Portfolio Initial Class (a)	582,502	14,475,187
VIP Growth & Income Portfolio Initial Class (a)	735,874	19,898,021
VIP Growth Portfolio Initial Class (a)	317,541	29,563,106
VIP Mid Cap Portfolio Initial Class (a)	124,337	4,530,824
VIP Value Portfolio Initial Class (a)	528,323	10,096,260
VIP Value Strategies Portfolio Initial Class (a)	301,891	4,996,294
TOTAL DOMESTIC EQUITY FUNDS (Cost $64,792,346)		101,410,729

International Equity Funds - 26.0%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	3,213,802	34,002,026
VIP Overseas Portfolio Initial Class (a)	2,548,442	65,800,781
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $82,517,915)		99,802,807

Bond Funds - 47.6%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	5,084,088	45,960,157
Fidelity International Bond Index Fund (a)	1,415,888	13,026,169
Fidelity Long-Term Treasury Bond Index Fund (a)	2,096,432	21,236,859
VIP High Income Portfolio Initial Class (a)	1,378,648	6,341,779
VIP Investment Grade Bond II Portfolio - Initial Class (a)	10,127,938	95,810,293
TOTAL BOND FUNDS (Cost $194,621,765)		182,375,257

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $341,932,026)	383,588,793
NET OTHER ASSETS (LIABILITIES) - 0.0%	(33,523)
NET ASSETS - 100.0%	383,555,270

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	36,511,027	18,704,586	9,209,756	1,524,681	(451,867)	406,167	45,960,157
Fidelity International Bond Index Fund	10,731,106	4,887,307	3,085,598	341,570	(60,375)	553,729	13,026,169
Fidelity Long-Term Treasury Bond Index Fund	17,712,275	9,661,295	6,667,674	574,565	(739,519)	1,270,482	21,236,859
VIP Contrafund Portfolio Initial Class	15,077,751	4,938,166	6,207,752	649,435	35,574	4,007,298	17,851,037
VIP Emerging Markets Portfolio Initial Class	32,281,998	14,511,417	15,391,901	729,550	(817,838)	3,418,350	34,002,026
VIP Equity-Income Portfolio Initial Class	13,510,784	4,650,829	4,458,482	671,732	118,623	653,433	14,475,187
VIP Government Money Market Portfolio Initial Class 5.12%	2,318,777	3,935,378	6,254,155	101,310	-	-	-
VIP Growth & Income Portfolio Initial Class	17,483,246	6,557,084	6,366,830	1,017,202	275,819	1,948,702	19,898,021
VIP Growth Portfolio Initial Class	23,679,396	9,833,921	10,964,124	1,271,533	(11,687)	7,025,600	29,563,106
VIP High Income Portfolio Initial Class	5,371,623	2,161,666	1,425,329	340,843	(46,573)	280,392	6,341,779
VIP Investment Grade Bond II Portfolio Initial Class	75,863,833	38,289,626	19,854,320	3,440,352	(139,704)	1,650,858	95,810,293
VIP Mid Cap Portfolio Initial Class	4,216,413	1,407,480	1,599,380	147,424	44,582	461,729	4,530,824
VIP Overseas Portfolio Initial Class	54,540,086	20,076,212	19,596,222	816,793	(716,997)	11,497,702	65,800,781
VIP Value Portfolio Initial Class	9,741,854	3,056,040	4,091,235	475,249	448,068	941,533	10,096,260
VIP Value Strategies Portfolio Initial Class	4,828,725	1,601,814	2,176,428	243,357	236,721	505,462	4,996,294
	323,868,894	144,272,821	117,349,186	12,345,596	(1,825,173)	34,621,437	383,588,793

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	101,410,729	101,410,729	-	-

International Equity Funds	99,802,807	99,802,807	-	-

Bond Funds	182,375,257	182,375,257	-	-
Total Investments in Securities:	383,588,793	383,588,793	-	-
VIP Freedom 2025 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $341,932,026)	$383,588,793

Total Investment in Securities (cost $341,932,026)		$383,588,793
Cash		3,444
Receivable for investments sold		3,224,063
Receivable for fund shares sold		300,774
Total assets		387,117,074
Liabilities
Payable for investments purchased	$2,907,002
Payable for fund shares redeemed	617,888
Distribution and service plan fees payable	36,914
Total Liabilities		3,561,804
Net Assets		$383,555,270
Net Assets consist of:
Paid in capital		$346,556,755
Total accumulated earnings (loss)		36,998,515
Net Assets		$383,555,270

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($92,163,628 ÷ 6,076,366 shares)		$15.17
Service Class :
Net Asset Value, offering price and redemption price per share ($183,294,342 ÷ 12,128,214 shares)		$15.11
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($108,097,300 ÷ 7,199,738 shares)		$15.01
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$8,607,074
Expenses
Distribution and service plan fees	$437,396
Independent trustees' fees and expenses	1,205
Total expenses before reductions	438,601
Expense reductions	(83)
Total expenses after reductions		438,518
Net Investment income (loss)		8,168,556
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(1,825,173)
Capital gain distributions from underlying funds:
Affiliated issuers	3,738,522
Total net realized gain (loss)		1,913,349
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	34,621,437
Total change in net unrealized appreciation (depreciation)		34,621,437
Net gain (loss)		36,534,786
Net increase (decrease) in net assets resulting from operations		$44,703,342
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,168,556	$6,957,231
Net realized gain (loss)	1,913,349	(6,505,993)
Change in net unrealized appreciation (depreciation)	34,621,437	(64,956,862)
Net increase (decrease) in net assets resulting from operations	44,703,342	(64,505,624)
Distributions to shareholders	(9,580,605)	(27,327,030)

Share transactions - net increase (decrease)	24,596,927	25,960,042
Total increase (decrease) in net assets	59,719,664	(65,872,612)

Net Assets
Beginning of period	323,835,606	389,708,218
End of period	$383,555,270	$323,835,606

Financial Highlights
VIP Freedom 2025 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.73	$17.82	$16.84	$15.34	$13.21
Income from Investment Operations
Net investment income (loss) A,B	.37	.32	.32	.20	.30
Net realized and unrealized gain (loss)	1.49	(3.10)	1.47	2.16	2.53
Total from investment operations	1.86	(2.78)	1.79	2.36	2.83
Distributions from net investment income	(.42)	(.31)	(.19)	(.19)	(.30)
Distributions from net realized gain	-	(1.00)	(.62)	(.67)	(.41)
Total distributions	(.42)	(1.31)	(.81)	(.86)	(.70) C
Net asset value, end of period	$15.17	$13.73	$17.82	$16.84	$15.34
Total Return D,E	13.62%	(16.43)%	10.83%	15.95%	21.86%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.53%	2.19%	1.82%	1.33%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$92,164	$45,943	$59,715	$55,624	$47,253
Portfolio turnover rate I	34%	73%	32%	61%	51%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2025 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.68	$17.76	$16.79	$15.30	$13.18
Income from Investment Operations
Net investment income (loss) A,B	.35	.30	.30	.18	.28
Net realized and unrealized gain (loss)	1.48	(3.08)	1.46	2.15	2.53
Total from investment operations	1.83	(2.78)	1.76	2.33	2.81
Distributions from net investment income	(.40)	(.29)	(.17)	(.18)	(.28)
Distributions from net realized gain	-	(1.00)	(.62)	(.67)	(.41)
Total distributions	(.40)	(1.30) C	(.79)	(.84) C	(.69)
Net asset value, end of period	$15.11	$13.68	$17.76	$16.79	$15.30
Total Return D,E	13.48%	(16.51)%	10.71%	15.83%	21.70%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.43%	2.09%	1.72%	1.23%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$183,294	$174,000	$199,248	$147,904	$96,430
Portfolio turnover rate H	34%	73%	32%	61%	51%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2025 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.59	$17.65	$16.69	$15.21	$13.11
Income from Investment Operations
Net investment income (loss) A,B	.33	.28	.27	.16	.26
Net realized and unrealized gain (loss)	1.47	(3.07)	1.46	2.14	2.51
Total from investment operations	1.80	(2.79)	1.73	2.30	2.77
Distributions from net investment income	(.38)	(.27)	(.15)	(.15)	(.26)
Distributions from net realized gain	-	(1.00)	(.62)	(.67)	(.41)
Total distributions	(.38)	(1.27)	(.77)	(.82)	(.67)
Net asset value, end of period	$15.01	$13.59	$17.65	$16.69	$15.21
Total Return C,D	13.32%	(16.64)%	10.55%	15.68%	21.51%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.28%	1.94%	1.57%	1.08%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$108,097	$103,892	$130,746	$112,114	$97,802
Portfolio turnover rate G	34%	73%	32%	61%	51%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2030 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio - Initial Class	22.2
VIP Overseas Portfolio Initial Class	19.0
VIP Emerging Markets Portfolio Initial Class	9.6
VIP Growth Portfolio Initial Class	8.9
Fidelity Inflation-Protected Bond Index Fund	8.3
VIP Growth & Income Portfolio Initial Class	6.0
Fidelity Long-Term Treasury Bond Index Fund	5.9
VIP Contrafund Portfolio Initial Class	5.3
VIP Equity-Income Portfolio Initial Class	4.3
VIP Value Portfolio Initial Class	3.0
92.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2030 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 30.4%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	772,586	37,570,860
VIP Equity-Income Portfolio Initial Class (a)	1,225,982	30,465,655
VIP Growth & Income Portfolio Initial Class (a)	1,548,780	41,879,004
VIP Growth Portfolio Initial Class (a)	668,327	62,221,215
VIP Mid Cap Portfolio Initial Class (a)	261,692	9,536,049
VIP Value Portfolio Initial Class (a)	1,111,961	21,249,584
VIP Value Strategies Portfolio Initial Class (a)	635,390	10,515,711
TOTAL DOMESTIC EQUITY FUNDS (Cost $134,795,662)		213,438,078

International Equity Funds - 28.6%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	6,383,451	67,536,911
VIP Overseas Portfolio Initial Class (a)	5,186,090	133,904,853
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $165,314,723)		201,441,764

Bond Funds - 41.0%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	6,447,645	58,286,708
Fidelity International Bond Index Fund (a)	2,205,661	20,292,078
Fidelity Long-Term Treasury Bond Index Fund (a)	4,125,458	41,790,891
VIP High Income Portfolio Initial Class (a)	2,526,622	11,622,459
VIP Investment Grade Bond II Portfolio - Initial Class (a)	16,503,180	156,120,087
TOTAL BOND FUNDS (Cost $306,495,987)		288,112,223

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $606,606,372)	702,992,065
NET OTHER ASSETS (LIABILITIES) - 0.0%	(68,520)
NET ASSETS - 100.0%	702,923,545

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	621,425	621,425	82	-	-	-	0.0%
Total	-	621,425	621,425	82	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	44,436,438	21,491,165	7,535,904	1,936,348	(225,693)	120,702	58,286,708
Fidelity International Bond Index Fund	16,438,690	6,369,790	3,281,469	532,934	(24,535)	789,602	20,292,078
Fidelity Long-Term Treasury Bond Index Fund	34,552,917	16,374,481	10,044,645	1,147,848	(940,872)	1,849,010	41,790,891
VIP Contrafund Portfolio Initial Class	31,277,831	7,270,656	9,446,920	1,378,399	280,517	8,188,776	37,570,860
VIP Emerging Markets Portfolio Initial Class	62,866,923	23,277,908	23,505,313	1,453,323	225,328	4,672,065	67,536,911
VIP Equity-Income Portfolio Initial Class	28,027,473	7,646,672	6,775,761	1,417,694	103,227	1,464,044	30,465,655
VIP Government Money Market Portfolio Initial Class 5.12%	4,201,322	7,021,379	11,222,701	188,085	-	-	-
VIP Growth & Income Portfolio Initial Class	36,267,672	10,356,049	9,333,797	2,148,526	202,677	4,386,403	41,879,004
VIP Growth Portfolio Initial Class	49,120,401	15,370,546	16,953,451	2,692,176	638,140	14,045,579	62,221,215
VIP High Income Portfolio Initial Class	9,732,805	3,250,817	1,780,167	626,334	(27,809)	446,813	11,622,459
VIP Investment Grade Bond II Portfolio Initial Class	120,994,150	54,468,344	21,711,627	5,532,498	(97,362)	2,466,582	156,120,087
VIP Mid Cap Portfolio Initial Class	8,746,740	2,140,232	2,390,030	311,369	46,285	992,822	9,536,049
VIP Overseas Portfolio Initial Class	109,779,683	31,199,481	28,619,150	1,665,272	712,290	20,832,549	133,904,853
VIP Value Portfolio Initial Class	20,208,868	4,687,188	6,508,768	1,002,963	741,750	2,120,546	21,249,584
VIP Value Strategies Portfolio Initial Class	10,016,979	2,456,941	3,491,780	513,850	369,479	1,164,092	10,515,711
	586,668,892	213,381,649	162,601,483	22,547,619	2,003,422	63,539,585	702,992,065

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	213,438,078	213,438,078	-	-

International Equity Funds	201,441,764	201,441,764	-	-

Bond Funds	288,112,223	288,112,223	-	-
Total Investments in Securities:	702,992,065	702,992,065	-	-
VIP Freedom 2030 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $606,606,372)	$702,992,065

Total Investment in Securities (cost $606,606,372)		$702,992,065
Cash		2,755
Receivable for investments sold		5,795,616
Receivable for fund shares sold		500,872
Total assets		709,291,308
Liabilities
Payable for investments purchased	$5,383,697
Payable for fund shares redeemed	912,900
Distribution and service plan fees payable	71,166
Total Liabilities		6,367,763
Net Assets		$702,923,545
Net Assets consist of:
Paid in capital		$616,373,956
Total accumulated earnings (loss)		86,549,589
Net Assets		$702,923,545

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($162,784,013 ÷ 10,596,712 shares)		$15.36
Service Class :
Net Asset Value, offering price and redemption price per share ($319,543,411 ÷ 20,866,739 shares)		$15.31
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($220,596,121 ÷ 14,469,425 shares)		$15.25
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$14,650,901
Income from Fidelity Central Funds		82
Total Income		14,650,983
Expenses
Distribution and service plan fees	$809,143
Independent trustees' fees and expenses	2,223
Total expenses before reductions	811,366
Expense reductions	(102)
Total expenses after reductions		811,264
Net Investment income (loss)		13,839,719
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	2,003,422
Capital gain distributions from underlying funds:
Affiliated issuers	7,896,718
Total net realized gain (loss)		9,900,140
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	63,539,585
Total change in net unrealized appreciation (depreciation)		63,539,585
Net gain (loss)		73,439,725
Net increase (decrease) in net assets resulting from operations		$87,279,444
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,839,719	$11,017,348
Net realized gain (loss)	9,900,140	(17,349,076)
Change in net unrealized appreciation (depreciation)	63,539,585	(111,037,986)
Net increase (decrease) in net assets resulting from operations	87,279,444	(117,369,714)
Distributions to shareholders	(15,442,922)	(50,805,872)

Share transactions - net increase (decrease)	44,480,083	78,950,611
Total increase (decrease) in net assets	116,316,605	(89,224,975)

Net Assets
Beginning of period	586,606,940	675,831,915
End of period	$702,923,545	$586,606,940

Financial Highlights
VIP Freedom 2030 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.72	$17.93	$16.83	$15.28	$12.98
Income from Investment Operations
Net investment income (loss) A,B	.34	.29	.31	.19	.30
Net realized and unrealized gain (loss)	1.67	(3.16)	1.72	2.28	2.80
Total from investment operations	2.01	(2.87)	2.03	2.47	3.10
Distributions from net investment income	(.37)	(.29)	(.19)	(.19)	(.29)
Distributions from net realized gain	-	(1.05)	(.74)	(.74)	(.51)
Total distributions	(.37)	(1.34)	(.93)	(.92) C	(.80)
Net asset value, end of period	$15.36	$13.72	$17.93	$16.83	$15.28
Total Return D,E	14.70%	(16.87)%	12.37%	16.89%	24.43%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.33%	1.96%	1.77%	1.31%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$162,784	$116,986	$138,193	$113,727	$93,564
Portfolio turnover rate I	26%	76%	28%	46%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2030 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.68	$17.88	$16.79	$15.25	$12.95
Income from Investment Operations
Net investment income (loss) A,B	.32	.27	.29	.18	.29
Net realized and unrealized gain (loss)	1.66	(3.14)	1.72	2.27	2.79
Total from investment operations	1.98	(2.87)	2.01	2.45	3.08
Distributions from net investment income	(.35)	(.28)	(.18)	(.17)	(.28)
Distributions from net realized gain	-	(1.05)	(.74)	(.74)	(.51)
Total distributions	(.35)	(1.33)	(.92)	(.91)	(.78) C
Net asset value, end of period	$15.31	$13.68	$17.88	$16.79	$15.25
Total Return D,E	14.56%	(16.94)%	12.24%	16.76%	24.37%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.23%	1.86%	1.67%	1.21%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$319,543	$271,187	$294,595	$225,149	$168,105
Portfolio turnover rate H	26%	76%	28%	46%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2030 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.62	$17.81	$16.73	$15.19	$12.91
Income from Investment Operations
Net investment income (loss) A,B	.30	.25	.27	.16	.26
Net realized and unrealized gain (loss)	1.66	(3.14)	1.70	2.26	2.78
Total from investment operations	1.96	(2.89)	1.97	2.42	3.04
Distributions from net investment income	(.33)	(.26)	(.15)	(.15)	(.26)
Distributions from net realized gain	-	(1.05)	(.74)	(.74)	(.51)
Total distributions	(.33)	(1.30) C	(.89)	(.88) C	(.76) C
Net asset value, end of period	$15.25	$13.62	$17.81	$16.73	$15.19
Total Return D,E	14.46%	(17.09)%	12.07%	16.64%	24.11%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.08%	1.71%	1.52%	1.06%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$220,596	$198,433	$243,043	$193,997	$173,271
Portfolio turnover rate H	26%	76%	28%	46%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2035 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	22.4
VIP Investment Grade Bond II Portfolio - Initial Class	15.3
VIP Emerging Markets Portfolio Initial Class	10.9
VIP Growth Portfolio Initial Class	10.9
VIP Growth & Income Portfolio Initial Class	7.3
VIP Contrafund Portfolio Initial Class	6.6
Fidelity Long-Term Treasury Bond Index Fund	6.4
VIP Equity-Income Portfolio Initial Class	5.3
Fidelity Inflation-Protected Bond Index Fund	3.7
VIP Value Portfolio Initial Class	3.7
92.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2035 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 37.3%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	408,975	19,888,473
VIP Equity-Income Portfolio Initial Class (a)	648,982	16,127,207
VIP Growth & Income Portfolio Initial Class (a)	819,858	22,168,948
VIP Growth Portfolio Initial Class (a)	353,786	32,937,468
VIP Mid Cap Portfolio Initial Class (a)	138,532	5,048,090
VIP Value Portfolio Initial Class (a)	588,632	11,248,764
VIP Value Strategies Portfolio Initial Class (a)	336,356	5,566,689
TOTAL DOMESTIC EQUITY FUNDS (Cost $89,910,415)		112,985,639

International Equity Funds - 33.3%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	3,122,922	33,040,517
VIP Overseas Portfolio Initial Class (a)	2,626,248	67,809,730
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $92,325,445)		100,850,247

Bond Funds - 29.4%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,254,075	11,336,840
Fidelity International Bond Index Fund (a)	783,094	7,204,463
Fidelity Long-Term Treasury Bond Index Fund (a)	1,903,684	19,284,316
VIP High Income Portfolio Initial Class (a)	1,089,255	5,010,573
VIP Investment Grade Bond II Portfolio - Initial Class (a)	4,904,507	46,396,638
TOTAL BOND FUNDS (Cost $93,941,040)		89,232,830

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $276,176,900)	303,068,716
NET OTHER ASSETS (LIABILITIES) - 0.0%	(36,280)
NET ASSETS - 100.0%	303,032,436

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	6,493,554	6,055,230	1,166,356	359,367	(23,613)	(21,975)	11,336,840
Fidelity International Bond Index Fund	4,940,348	3,157,993	1,146,016	180,830	(8,032)	260,170	7,204,463
Fidelity Long-Term Treasury Bond Index Fund	13,503,571	9,409,260	3,991,510	496,688	(363,268)	726,263	19,284,316
VIP Contrafund Portfolio Initial Class	14,469,135	5,919,712	4,720,939	707,953	67,034	4,153,531	19,888,473
VIP Emerging Markets Portfolio Initial Class	26,356,461	13,958,551	9,460,170	699,636	(646,924)	2,832,599	33,040,517
VIP Equity-Income Portfolio Initial Class	12,964,481	5,753,115	3,385,913	744,629	11,811	783,713	16,127,207
VIP Government Money Market Portfolio Initial Class 5.12%	1,545,066	3,000,185	4,545,251	75,137	-	-	-
VIP Growth & Income Portfolio Initial Class	16,777,656	7,575,679	4,452,258	1,121,273	48,888	2,218,983	22,168,948
VIP Growth Portfolio Initial Class	22,726,322	11,375,356	8,497,404	1,396,265	118,091	7,215,103	32,937,468
VIP High Income Portfolio Initial Class	3,579,302	2,058,748	786,784	267,162	(18,094)	177,401	5,010,573
VIP Investment Grade Bond II Portfolio Initial Class	25,643,543	25,699,634	5,467,010	1,573,799	(42,255)	562,726	46,396,638
VIP Mid Cap Portfolio Initial Class	4,045,802	1,649,019	1,171,733	162,410	(21,752)	546,754	5,048,090
VIP Overseas Portfolio Initial Class	48,624,640	21,958,545	12,902,195	837,245	159,446	9,969,294	67,809,730
VIP Value Portfolio Initial Class	9,347,871	3,762,463	3,305,983	526,765	152,275	1,292,138	11,248,764
VIP Value Strategies Portfolio Initial Class	4,633,428	1,924,358	1,766,417	268,563	122,745	652,575	5,566,689
	215,651,180	123,257,848	66,765,939	9,417,722	(443,648)	31,369,275	303,068,716

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	112,985,639	112,985,639	-	-

International Equity Funds	100,850,247	100,850,247	-	-

Bond Funds	89,232,830	89,232,830	-	-
Total Investments in Securities:	303,068,716	303,068,716	-	-
VIP Freedom 2035 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $276,176,900)	$303,068,716

Total Investment in Securities (cost $276,176,900)		$303,068,716
Cash		10
Receivable for investments sold		2,411,149
Receivable for fund shares sold		358,103
Total assets		305,837,978
Liabilities
Payable for investments purchased	$2,559,759
Payable for fund shares redeemed	209,512
Distribution and service plan fees payable	36,271
Total Liabilities		2,805,542
Net Assets		$303,032,436
Net Assets consist of:
Paid in capital		$276,948,181
Total accumulated earnings (loss)		26,084,255
Net Assets		$303,032,436

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($39,129,155 ÷ 1,505,767 shares)		$25.99
Service Class :
Net Asset Value, offering price and redemption price per share ($141,513,903 ÷ 5,463,753 shares)		$25.90
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($122,389,378 ÷ 4,757,793 shares)		$25.72
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$5,320,823
Expenses
Distribution and service plan fees	$392,843
Independent trustees' fees and expenses	877
Total expenses before reductions	393,720
Expense reductions	(2)
Total expenses after reductions		393,718
Net Investment income (loss)		4,927,105
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(443,648)
Capital gain distributions from underlying funds:
Affiliated issuers	4,096,899
Total net realized gain (loss)		3,653,251
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	31,369,275
Total change in net unrealized appreciation (depreciation)		31,369,275
Net gain (loss)		35,022,526
Net increase (decrease) in net assets resulting from operations		$39,949,631
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,927,105	$3,152,937
Net realized gain (loss)	3,653,251	(3,119,977)
Change in net unrealized appreciation (depreciation)	31,369,275	(41,091,049)
Net increase (decrease) in net assets resulting from operations	39,949,631	(41,058,089)
Distributions to shareholders	(5,500,228)	(17,522,624)

Share transactions - net increase (decrease)	52,953,517	61,280,389
Total increase (decrease) in net assets	87,402,920	2,699,676

Net Assets
Beginning of period	215,629,516	212,929,840
End of period	$303,032,436	$215,629,516

Financial Highlights
VIP Freedom 2035 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$22.71	$30.05	$27.34	$24.35	$20.07
Income from Investment Operations
Net investment income (loss) A,B	.51	.40	.45	.28	.48
Net realized and unrealized gain (loss)	3.30	(5.43)	3.69	4.01	4.92
Total from investment operations	3.81	(5.03)	4.14	4.29	5.40
Distributions from net investment income	(.48)	(.42)	(.30)	(.27)	(.41)
Distributions from net realized gain	(.05)	(1.89)	(1.13)	(1.04)	(.71)
Total distributions	(.53)	(2.31)	(1.43)	(1.30) C	(1.12)
Net asset value, end of period	$25.99	$22.71	$30.05	$27.34	$24.35
Total Return D,E	16.85%	(17.69)%	15.46%	18.28%	27.49%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.10%	1.68%	1.53%	1.20%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$39,129	$18,619	$17,426	$17,852	$12,846
Portfolio turnover rate I	26%	49%	34%	55%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2035 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$22.64	$29.96	$27.27	$24.30	$20.04
Income from Investment Operations
Net investment income (loss) A,B	.49	.38	.42	.26	.46
Net realized and unrealized gain (loss)	3.28	(5.42)	3.67	3.99	4.90
Total from investment operations	3.77	(5.04)	4.09	4.25	5.36
Distributions from net investment income	(.46)	(.40)	(.27)	(.25)	(.39)
Distributions from net realized gain	(.05)	(1.89)	(1.13)	(1.04)	(.71)
Total distributions	(.51)	(2.28) C	(1.40)	(1.28) C	(1.10)
Net asset value, end of period	$25.90	$22.64	$29.96	$27.27	$24.30
Total Return D,E	16.71%	(17.75)%	15.32%	18.15%	27.33%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.00%	1.58%	1.43%	1.10%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$141,514	$98,376	$82,275	$51,598	$30,573
Portfolio turnover rate H	26%	49%	34%	55%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2035 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$22.49	$29.78	$27.11	$24.17	$19.94
Income from Investment Operations
Net investment income (loss) A,B	.45	.34	.37	.22	.42
Net realized and unrealized gain (loss)	3.25	(5.38)	3.66	3.97	4.88
Total from investment operations	3.70	(5.04)	4.03	4.19	5.30
Distributions from net investment income	(.42)	(.36)	(.23)	(.21)	(.36)
Distributions from net realized gain	(.05)	(1.89)	(1.13)	(1.04)	(.71)
Total distributions	(.47)	(2.25)	(1.36)	(1.25)	(1.07)
Net asset value, end of period	$25.72	$22.49	$29.78	$27.11	$24.17
Total Return C,D	16.53%	(17.89)%	15.18%	17.96%	27.13%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.85%	1.43%	1.28%	.95%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$122,389	$98,634	$113,228	$87,124	$71,380
Portfolio turnover rate G	26%	49%	34%	55%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2040 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	26.4
VIP Growth Portfolio Initial Class	13.3
VIP Emerging Markets Portfolio Initial Class	12.4
VIP Growth & Income Portfolio Initial Class	8.9
VIP Contrafund Portfolio Initial Class	8.0
VIP Equity-Income Portfolio Initial Class	6.5
Fidelity Long-Term Treasury Bond Index Fund	6.1
VIP Investment Grade Bond II Portfolio - Initial Class	5.7
VIP Value Portfolio Initial Class	4.5
VIP Value Strategies Portfolio Initial Class	2.3
94.1

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2040 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 45.5%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	463,094	22,520,261
VIP Equity-Income Portfolio Initial Class (a)	734,854	18,261,110
VIP Growth & Income Portfolio Initial Class (a)	928,341	25,102,332
VIP Growth Portfolio Initial Class (a)	400,604	37,296,237
VIP Mid Cap Portfolio Initial Class (a)	156,867	5,716,239
VIP Value Portfolio Initial Class (a)	666,533	12,737,446
VIP Value Strategies Portfolio Initial Class (a)	380,874	6,303,467
TOTAL DOMESTIC EQUITY FUNDS (Cost $100,093,811)		127,937,092

International Equity Funds - 38.8%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	3,305,448	34,971,639
VIP Overseas Portfolio Initial Class (a)	2,867,364	74,035,341
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $98,876,575)		109,006,980

Bond Funds - 15.7%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	665,166	6,013,100
Fidelity International Bond Index Fund (a)	430,095	3,956,871
Fidelity Long-Term Treasury Bond Index Fund (a)	1,695,747	17,177,919
VIP High Income Portfolio Initial Class (a)	165,230	760,059
VIP Investment Grade Bond II Portfolio - Initial Class (a)	1,701,658	16,097,687
TOTAL BOND FUNDS (Cost $46,758,650)		44,005,636

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $245,729,036)	280,949,708
NET OTHER ASSETS (LIABILITIES) - 0.0%	(21,686)
NET ASSETS - 100.0%	280,928,022

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	4,337,525	2,980,662	1,287,308	185,551	(57,175)	39,396	6,013,100
Fidelity International Bond Index Fund	1,988,506	2,279,601	436,202	92,953	(1,055)	126,021	3,956,871
Fidelity Long-Term Treasury Bond Index Fund	12,059,389	8,602,751	3,789,952	452,001	(314,578)	620,309	17,177,919
VIP Contrafund Portfolio Initial Class	16,234,102	6,864,597	5,422,467	803,959	(56,064)	4,900,093	22,520,261
VIP Emerging Markets Portfolio Initial Class	27,632,686	15,113,006	10,033,843	741,868	(557,356)	2,817,146	34,971,639
VIP Equity-Income Portfolio Initial Class	14,547,149	6,780,077	3,959,483	842,507	5,342	888,025	18,261,110
VIP Government Money Market Portfolio Initial Class 5.12%	1,446,761	2,919,746	4,366,507	71,888	-	-	-
VIP Growth & Income Portfolio Initial Class	18,823,995	8,814,766	5,112,478	1,270,212	42,660	2,533,389	25,102,332
VIP Growth Portfolio Initial Class	25,494,691	12,886,577	9,469,107	1,582,873	94,865	8,289,211	37,296,237
VIP High Income Portfolio Initial Class	548,460	326,820	140,229	40,579	122	24,886	760,059
VIP Investment Grade Bond II Portfolio Initial Class	5,507,299	12,335,660	1,855,956	534,999	(12,390)	123,074	16,097,687
VIP Mid Cap Portfolio Initial Class	4,539,707	1,874,290	1,284,534	184,015	(8,679)	595,455	5,716,239
VIP Overseas Portfolio Initial Class	52,998,960	24,678,886	14,767,522	913,599	280,134	10,844,883	74,035,341
VIP Value Portfolio Initial Class	10,488,907	4,291,977	3,668,478	596,048	90,414	1,534,626	12,737,446
VIP Value Strategies Portfolio Initial Class	5,198,999	2,179,973	1,945,861	304,184	61,576	808,780	6,303,467
	201,847,136	112,929,389	67,539,927	8,617,236	(432,184)	34,145,294	280,949,708

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	127,937,092	127,937,092	-	-

International Equity Funds	109,006,980	109,006,980	-	-

Bond Funds	44,005,636	44,005,636	-	-
Total Investments in Securities:	280,949,708	280,949,708	-	-
VIP Freedom 2040 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $245,729,036)	$280,949,708

Total Investment in Securities (cost $245,729,036)		$280,949,708
Cash		1,282
Receivable for investments sold		1,659,845
Receivable for fund shares sold		219,446
Total assets		282,830,281
Liabilities
Payable for investments purchased	$1,866,332
Payable for fund shares redeemed	13,010
Distribution and service plan fees payable	22,917
Total Liabilities		1,902,259
Net Assets		$280,928,022
Net Assets consist of:
Paid in capital		$246,790,487
Total accumulated earnings (loss)		34,137,535
Net Assets		$280,928,022

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($66,167,300 ÷ 2,655,768 shares)		$24.91
Service Class :
Net Asset Value, offering price and redemption price per share ($169,888,250 ÷ 6,837,896 shares)		$24.85
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($44,872,472 ÷ 1,815,992 shares)		$24.71
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$3,980,455
Expenses
Distribution and service plan fees	$251,575
Independent trustees' fees and expenses	836
Total expenses before reductions	252,411
Expense reductions	(56)
Total expenses after reductions		252,355
Net Investment income (loss)		3,728,100
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(432,184)
Capital gain distributions from underlying funds:
Affiliated issuers	4,636,781
Total net realized gain (loss)		4,204,597
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	34,145,294
Total change in net unrealized appreciation (depreciation)		34,145,294
Net gain (loss)		38,349,891
Net increase (decrease) in net assets resulting from operations		$42,077,991
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,728,100	$2,688,051
Net realized gain (loss)	4,204,597	(933,424)
Change in net unrealized appreciation (depreciation)	34,145,294	(41,754,514)
Net increase (decrease) in net assets resulting from operations	42,077,991	(39,999,887)
Distributions to shareholders	(6,990,227)	(18,183,869)

Share transactions - net increase (decrease)	43,995,084	53,620,006
Total increase (decrease) in net assets	79,082,848	(4,563,750)

Net Assets
Beginning of period	201,845,174	206,408,924
End of period	$280,928,022	$201,845,174

Financial Highlights
VIP Freedom 2040 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.58	$29.04	$25.96	$23.08	$18.94
Income from Investment Operations
Net investment income (loss) A,B	.38	.34	.41	.24	.40
Net realized and unrealized gain (loss)	3.65	(5.31)	4.11	4.02	4.88
Total from investment operations	4.03	(4.97)	4.52	4.26	5.28
Distributions from net investment income	(.37)	(.39)	(.26)	(.23)	(.39)
Distributions from net realized gain	(.32)	(2.10)	(1.18)	(1.16)	(.75)
Total distributions	(.70) C	(2.49)	(1.44)	(1.38) C	(1.14)
Net asset value, end of period	$24.91	$21.58	$29.04	$25.96	$23.08
Total Return D,E	18.87%	(18.22)%	17.83%	19.28%	28.52%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	1.64%	1.49%	1.45%	1.07%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$66,167	$41,856	$45,822	$34,365	$27,284
Portfolio turnover rate I	28%	39%	32%	49%	36%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2040 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.52	$28.97	$25.91	$23.04	$18.91
Income from Investment Operations
Net investment income (loss) A,B	.36	.32	.38	.21	.37
Net realized and unrealized gain (loss)	3.64	(5.30)	4.10	4.02	4.88
Total from investment operations	4.00	(4.98)	4.48	4.23	5.25
Distributions from net investment income	(.35)	(.37)	(.24)	(.21)	(.37)
Distributions from net realized gain	(.32)	(2.10)	(1.18)	(1.16)	(.75)
Total distributions	(.67)	(2.47)	(1.42)	(1.36) C	(1.12)
Net asset value, end of period	$24.85	$21.52	$28.97	$25.91	$23.04
Total Return D,E	18.82%	(18.30)%	17.68%	19.16%	28.39%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.54%	1.39%	1.35%	.97%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$169,888	$124,508	$119,062	$85,197	$63,170
Portfolio turnover rate H	28%	39%	32%	49%	36%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2040 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.41	$28.83	$25.80	$22.95	$18.84
Income from Investment Operations
Net investment income (loss) A,B	.32	.28	.33	.18	.34
Net realized and unrealized gain (loss)	3.62	(5.26)	4.08	4.00	4.86
Total from investment operations	3.94	(4.98)	4.41	4.18	5.20
Distributions from net investment income	(.32)	(.33)	(.20)	(.17)	(.34)
Distributions from net realized gain	(.32)	(2.10)	(1.18)	(1.15)	(.75)
Total distributions	(.64)	(2.44) C	(1.38)	(1.33) C	(1.09)
Net asset value, end of period	$24.71	$21.41	$28.83	$25.80	$22.95
Total Return D,E	18.61%	(18.41)%	17.50%	18.99%	28.23%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.39%	1.24%	1.20%	.82%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$44,872	$35,481	$41,525	$30,980	$23,721
Portfolio turnover rate H	28%	39%	32%	49%	36%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2045 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	27.7
VIP Growth Portfolio Initial Class	14.1
VIP Emerging Markets Portfolio Initial Class	13.0
VIP Growth & Income Portfolio Initial Class	9.5
VIP Contrafund Portfolio Initial Class	8.5
VIP Equity-Income Portfolio Initial Class	6.9
Fidelity Long-Term Treasury Bond Index Fund	6.1
VIP Value Portfolio Initial Class	4.8
VIP Value Strategies Portfolio Initial Class	2.4
VIP Mid Cap Portfolio Initial Class	2.2
95.2

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2045 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 48.4%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	269,180	13,090,234
VIP Equity-Income Portfolio Initial Class (a)	427,145	10,614,544
VIP Growth & Income Portfolio Initial Class (a)	539,611	14,591,079
VIP Growth Portfolio Initial Class (a)	232,857	21,678,993
VIP Mid Cap Portfolio Initial Class (a)	91,181	3,322,636
VIP Value Portfolio Initial Class (a)	387,433	7,403,843
VIP Value Strategies Portfolio Initial Class (a)	221,390	3,664,004
TOTAL DOMESTIC EQUITY FUNDS (Cost $60,610,653)		74,365,333

International Equity Funds - 40.7%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	1,886,015	19,954,035
VIP Overseas Portfolio Initial Class (a)	1,650,742	42,622,148
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $57,357,273)		62,576,183

Bond Funds - 10.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	363,969	3,290,282
Fidelity International Bond Index Fund (a)	91,794	844,505
Fidelity Long-Term Treasury Bond Index Fund (a)	927,831	9,398,932
VIP High Income Portfolio Initial Class (a)	90,413	415,899
VIP Investment Grade Bond II Portfolio - Initial Class (a)	300,609	2,843,761
TOTAL BOND FUNDS (Cost $18,167,924)		16,793,379

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $136,135,850)	153,734,895
NET OTHER ASSETS (LIABILITIES) - 0.0%	(21,516)
NET ASSETS - 100.0%	153,713,379

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	2,243,834	1,664,335	606,140	98,284	(21,895)	10,148	3,290,282
Fidelity International Bond Index Fund	577,290	379,366	141,270	20,980	(1,181)	30,300	844,505
Fidelity Long-Term Treasury Bond Index Fund	6,238,707	4,670,719	1,692,375	232,202	(176,129)	358,010	9,398,932
VIP Contrafund Portfolio Initial Class	8,649,739	4,100,447	2,244,563	449,905	22,870	2,561,741	13,090,234
VIP Emerging Markets Portfolio Initial Class	14,575,329	8,530,143	4,376,232	413,427	(110,066)	1,334,861	19,954,035
VIP Equity-Income Portfolio Initial Class	7,750,902	4,037,031	1,658,545	479,928	7,144	478,012	10,614,544
VIP Government Money Market Portfolio Initial Class 5.12%	748,462	1,495,004	2,243,466	36,623	-	-	-
VIP Growth & Income Portfolio Initial Class	10,029,666	5,294,962	2,103,323	719,947	18,545	1,351,229	14,591,079
VIP Growth Portfolio Initial Class	13,583,940	7,797,680	4,179,207	892,773	105,155	4,371,425	21,678,993
VIP High Income Portfolio Initial Class	283,720	183,390	63,664	21,802	(398)	12,851	415,899
VIP Investment Grade Bond II Portfolio Initial Class	837,385	2,637,394	635,478	95,745	(9,531)	13,991	2,843,761
VIP Mid Cap Portfolio Initial Class	2,418,825	1,144,093	560,949	104,249	(1,687)	322,354	3,322,636
VIP Overseas Portfolio Initial Class	28,112,666	14,781,827	6,238,152	515,402	52,428	5,913,379	42,622,148
VIP Value Portfolio Initial Class	5,588,640	2,609,503	1,674,419	339,477	33,798	846,321	7,403,843
VIP Value Strategies Portfolio Initial Class	2,770,104	1,314,220	893,392	172,572	23,291	449,781	3,664,004
	104,409,209	60,640,114	29,311,175	4,593,316	(57,656)	18,054,403	153,734,895

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	74,365,333	74,365,333	-	-

International Equity Funds	62,576,183	62,576,183	-	-

Bond Funds	16,793,379	16,793,379	-	-
Total Investments in Securities:	153,734,895	153,734,895	-	-
VIP Freedom 2045 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $136,135,850)	$153,734,895

Total Investment in Securities (cost $136,135,850)		$153,734,895
Cash		900
Receivable for investments sold		953,308
Receivable for fund shares sold		168,063
Total assets		154,857,166
Liabilities
Payable for investments purchased	$529,706
Payable for fund shares redeemed	591,690
Distribution and service plan fees payable	22,391
Total Liabilities		1,143,787
Net Assets		$153,713,379
Net Assets consist of:
Paid in capital		$136,890,616
Total accumulated earnings (loss)		16,822,763
Net Assets		$153,713,379

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($17,028,800 ÷ 675,427 shares)		$25.21
Service Class :
Net Asset Value, offering price and redemption price per share ($41,877,235 ÷ 1,666,412 shares)		$25.13
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($94,807,344 ÷ 3,795,360 shares)		$24.98
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$1,974,797
Expenses
Distribution and service plan fees	$238,910
Independent trustees' fees and expenses	429
Total expenses before reductions	239,339
Expense reductions	(36)
Total expenses after reductions		239,303
Net Investment income (loss)		1,735,494
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(57,656)
Capital gain distributions from underlying funds:
Affiliated issuers	2,618,519
Total net realized gain (loss)		2,560,863
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	18,054,403
Total change in net unrealized appreciation (depreciation)		18,054,403
Net gain (loss)		20,615,266
Net increase (decrease) in net assets resulting from operations		$22,350,760
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,735,494	$1,322,004
Net realized gain (loss)	2,560,863	(853,218)
Change in net unrealized appreciation (depreciation)	18,054,403	(21,362,869)
Net increase (decrease) in net assets resulting from operations	22,350,760	(20,894,083)
Distributions to shareholders	(3,608,373)	(9,640,257)

Share transactions - net increase (decrease)	30,569,201	27,456,282
Total increase (decrease) in net assets	49,311,588	(3,078,058)

Net Assets
Beginning of period	104,401,791	107,479,849
End of period	$153,713,379	$104,401,791

Financial Highlights
VIP Freedom 2045 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.76	$29.30	$26.09	$23.08	$18.91
Income from Investment Operations
Net investment income (loss) A,B	.37	.34	.40	.25	.43
Net realized and unrealized gain (loss)	3.80	(5.35)	4.16	4.03	4.85
Total from investment operations	4.17	(5.01)	4.56	4.28	5.28
Distributions from net investment income	(.35)	(.38)	(.27)	(.22)	(.37)
Distributions from net realized gain	(.37)	(2.15)	(1.08)	(1.05)	(.74)
Total distributions	(.72)	(2.53)	(1.35)	(1.27)	(1.11)
Net asset value, end of period	$25.21	$21.76	$29.30	$26.09	$23.08
Total Return C,D	19.41%	(18.21)%	17.83%	19.27%	28.57%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	1.59%	1.50%	1.42%	1.12%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$17,029	$7,366	$6,866	$5,282	$3,686
Portfolio turnover rate H	24%	39%	29%	38%	25%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2045 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.69	$29.22	$26.03	$23.03	$18.88
Income from Investment Operations
Net investment income (loss) A,B	.35	.32	.37	.23	.41
Net realized and unrealized gain (loss)	3.79	(5.34)	4.14	4.02	4.83
Total from investment operations	4.14	(5.02)	4.51	4.25	5.24
Distributions from net investment income	(.33)	(.36)	(.24)	(.21)	(.35)
Distributions from net realized gain	(.37)	(2.15)	(1.08)	(1.05)	(.74)
Total distributions	(.70)	(2.51)	(1.32)	(1.25) C	(1.09)
Net asset value, end of period	$25.13	$21.69	$29.22	$26.03	$23.03
Total Return D,E	19.33%	(18.30)%	17.69%	19.18%	28.40%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.49%	1.40%	1.32%	1.02%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$41,877	$23,628	$22,218	$13,322	$7,345
Portfolio turnover rate H	24%	39%	29%	38%	25%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2045 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.57	$29.07	$25.90	$22.93	$18.80
Income from Investment Operations
Net investment income (loss) A,B	.31	.28	.33	.19	.37
Net realized and unrealized gain (loss)	3.76	(5.30)	4.12	4.00	4.82
Total from investment operations	4.07	(5.02)	4.45	4.19	5.19
Distributions from net investment income	(.30)	(.33)	(.20)	(.17)	(.33)
Distributions from net realized gain	(.37)	(2.15)	(1.08)	(1.05)	(.74)
Total distributions	(.66) C	(2.48)	(1.28)	(1.22)	(1.06) C
Net asset value, end of period	$24.98	$21.57	$29.07	$25.90	$22.93
Total Return D,E	19.13%	(18.42)%	17.53%	18.97%	28.25%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.34%	1.25%	1.17%	.87%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$94,807	$73,408	$78,396	$63,126	$45,871
Portfolio turnover rate H	24%	39%	29%	38%	25%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2050 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	27.7
VIP Growth Portfolio Initial Class	14.1
VIP Emerging Markets Portfolio Initial Class	13.0
VIP Growth & Income Portfolio Initial Class	9.5
VIP Contrafund Portfolio Initial Class	8.5
VIP Equity-Income Portfolio Initial Class	6.9
Fidelity Long-Term Treasury Bond Index Fund	6.1
VIP Value Portfolio Initial Class	4.8
VIP Value Strategies Portfolio Initial Class	2.4
VIP Mid Cap Portfolio Initial Class	2.2
95.2

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2050 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 48.4%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	238,693	11,607,631
VIP Equity-Income Portfolio Initial Class (a)	378,765	9,412,299
VIP Growth & Income Portfolio Initial Class (a)	478,493	12,938,462
VIP Growth Portfolio Initial Class (a)	206,484	19,223,689
VIP Mid Cap Portfolio Initial Class (a)	80,855	2,946,366
VIP Value Portfolio Initial Class (a)	343,555	6,565,327
VIP Value Strategies Portfolio Initial Class (a)	196,317	3,249,042
TOTAL DOMESTIC EQUITY FUNDS (Cost $53,805,959)		65,942,816

International Equity Funds - 40.7%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	1,672,396	17,693,952
VIP Overseas Portfolio Initial Class (a)	1,463,758	37,794,234
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $51,315,587)		55,488,186

Bond Funds - 10.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	322,748	2,917,638
Fidelity International Bond Index Fund (a)	81,398	748,858
Fidelity Long-Term Treasury Bond Index Fund (a)	822,797	8,334,937
VIP High Income Portfolio Initial Class (a)	80,172	368,791
VIP Investment Grade Bond II Portfolio - Initial Class (a)	266,562	2,521,673
TOTAL BOND FUNDS (Cost $16,118,240)		14,891,897

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $121,239,786)	136,322,899
NET OTHER ASSETS (LIABILITIES) - 0.0%	(16,087)
NET ASSETS - 100.0%	136,306,812

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	2,050,699	1,440,163	563,588	89,024	(18,046)	8,410	2,917,638
Fidelity International Bond Index Fund	527,600	326,205	131,597	19,081	(1,075)	27,725	748,858
Fidelity Long-Term Treasury Bond Index Fund	5,701,520	4,055,110	1,587,489	212,497	(163,341)	329,137	8,334,937
VIP Contrafund Portfolio Initial Class	7,905,227	3,432,193	2,101,054	406,797	22,956	2,348,309	11,607,631
VIP Emerging Markets Portfolio Initial Class	13,321,170	7,437,650	4,188,061	372,669	(173,957)	1,297,150	17,693,952
VIP Equity-Income Portfolio Initial Class	7,083,821	3,411,748	1,534,540	432,349	9,238	442,032	9,412,299
VIP Government Money Market Portfolio Initial Class 5.12%	683,991	1,352,093	2,036,084	33,507	-	-	-
VIP Growth & Income Portfolio Initial Class	9,166,352	4,486,386	1,981,426	649,214	24,190	1,242,960	12,938,462
VIP Growth Portfolio Initial Class	12,414,508	6,573,703	3,875,127	805,875	68,188	4,042,417	19,223,689
VIP High Income Portfolio Initial Class	259,298	157,224	59,366	19,640	(515)	12,150	368,791
VIP Investment Grade Bond II Portfolio Initial Class	765,323	2,333,227	580,091	88,644	(9,879)	13,093	2,521,673
VIP Mid Cap Portfolio Initial Class	2,210,656	954,207	514,102	94,030	(1,234)	296,839	2,946,366
VIP Overseas Portfolio Initial Class	25,693,626	12,488,975	5,865,773	464,251	36,773	5,440,633	37,794,234
VIP Value Portfolio Initial Class	5,107,647	2,158,777	1,512,658	305,879	36,334	775,227	6,565,327
VIP Value Strategies Portfolio Initial Class	2,531,710	1,086,230	804,685	155,632	18,229	417,558	3,249,042
	95,423,148	51,693,891	27,335,641	4,149,089	(152,139)	16,693,640	136,322,899

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	65,942,816	65,942,816	-	-

International Equity Funds	55,488,186	55,488,186	-	-

Bond Funds	14,891,897	14,891,897	-	-
Total Investments in Securities:	136,322,899	136,322,899	-	-
VIP Freedom 2050 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $121,239,786)	$136,322,899

Total Investment in Securities (cost $121,239,786)		$136,322,899
Cash		616
Receivable for investments sold		693,138
Receivable for fund shares sold		178,899
Total assets		137,195,552
Liabilities
Payable for investments purchased	$691,324
Payable for fund shares redeemed	180,750
Distribution and service plan fees payable	16,666
Total Liabilities		888,740
Net Assets		$136,306,812
Net Assets consist of:
Paid in capital		$122,001,250
Total accumulated earnings (loss)		14,305,562
Net Assets		$136,306,812

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($27,394,354 ÷ 1,203,223 shares)		$22.77
Service Class :
Net Asset Value, offering price and redemption price per share ($44,557,191 ÷ 1,963,768 shares)		$22.69
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($64,355,267 ÷ 2,850,504 shares)		$22.58
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$1,786,108
Expenses
Distribution and service plan fees	$175,695
Independent trustees' fees and expenses	391
Total expenses before reductions	176,086
Expense reductions	(29)
Total expenses after reductions		176,057
Net Investment income (loss)		1,610,051
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(152,139)
Capital gain distributions from underlying funds:
Affiliated issuers	2,362,981
Total net realized gain (loss)		2,210,842
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	16,693,640
Total change in net unrealized appreciation (depreciation)		16,693,640
Net gain (loss)		18,904,482
Net increase (decrease) in net assets resulting from operations		$20,514,533
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,610,051	$1,224,057
Net realized gain (loss)	2,210,842	(483,296)
Change in net unrealized appreciation (depreciation)	16,693,640	(19,435,171)
Net increase (decrease) in net assets resulting from operations	20,514,533	(18,694,410)
Distributions to shareholders	(3,285,601)	(8,386,812)

Share transactions - net increase (decrease)	23,658,219	25,492,667
Total increase (decrease) in net assets	40,887,151	(1,588,555)

Net Assets
Beginning of period	95,419,661	97,008,216
End of period	$136,306,812	$95,419,661

Financial Highlights
VIP Freedom 2050 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.64	$26.36	$23.45	$20.68	$16.88
Income from Investment Operations
Net investment income (loss) A,B	.33	.31	.38	.22	.37
Net realized and unrealized gain (loss)	3.44	(4.83)	3.72	3.63	4.36
Total from investment operations	3.77	(4.52)	4.10	3.85	4.73
Distributions from net investment income	(.32)	(.35)	(.24)	(.20)	(.34)
Distributions from net realized gain	(.32)	(1.85)	(.95)	(.88)	(.59)
Total distributions	(.64)	(2.20)	(1.19)	(1.08)	(.93)
Net asset value, end of period	$22.77	$19.64	$26.36	$23.45	$20.68
Total Return C,D	19.45%	(18.22)%	17.83%	19.28%	28.51%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	1.57%	1.50%	1.48%	1.08%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$27,394	$17,775	$19,102	$13,644	$10,317
Portfolio turnover rate H	24%	38%	30%	43%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2050 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.58	$26.29	$23.39	$20.63	$16.84
Income from Investment Operations
Net investment income (loss) A,B	.31	.29	.35	.20	.35
Net realized and unrealized gain (loss)	3.42	(4.82)	3.72	3.62	4.35
Total from investment operations	3.73	(4.53)	4.07	3.82	4.70
Distributions from net investment income	(.30)	(.33)	(.22)	(.18)	(.32)
Distributions from net realized gain	(.32)	(1.85)	(.95)	(.88)	(.59)
Total distributions	(.62)	(2.18)	(1.17)	(1.06)	(.91)
Net asset value, end of period	$22.69	$19.58	$26.29	$23.39	$20.63
Total Return C,D	19.30%	(18.31)%	17.73%	19.17%	28.39%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.47%	1.40%	1.38%	.98%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$44,557	$31,042	$30,244	$21,593	$14,242
Portfolio turnover rate G	24%	38%	30%	43%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2050 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$19.48	$26.18	$23.31	$20.57	$16.80
Income from Investment Operations
Net investment income (loss) A,B	.28	.26	.31	.17	.32
Net realized and unrealized gain (loss)	3.41	(4.81)	3.69	3.60	4.34
Total from investment operations	3.69	(4.55)	4.00	3.77	4.66
Distributions from net investment income	(.27)	(.30)	(.18)	(.15)	(.30)
Distributions from net realized gain	(.32)	(1.85)	(.95)	(.88)	(.59)
Total distributions	(.59)	(2.15)	(1.13)	(1.03)	(.89)
Net asset value, end of period	$22.58	$19.48	$26.18	$23.31	$20.57
Total Return C,D	19.19%	(18.47)%	17.51%	18.99%	28.22%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.32%	1.25%	1.23%	.83%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$64,355	$46,602	$47,661	$33,256	$20,551
Portfolio turnover rate G	24%	38%	30%	43%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2055 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	27.7
VIP Growth Portfolio Initial Class	14.1
VIP Emerging Markets Portfolio Initial Class	13.0
VIP Growth & Income Portfolio Initial Class	9.5
VIP Contrafund Portfolio Initial Class	8.5
VIP Equity-Income Portfolio Initial Class	6.9
Fidelity Long-Term Treasury Bond Index Fund	6.1
VIP Value Portfolio Initial Class	4.8
VIP Value Strategies Portfolio Initial Class	2.4
VIP Mid Cap Portfolio Initial Class	2.2
95.2

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2055 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 48.4%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	24,255	1,179,505
VIP Equity-Income Portfolio Initial Class (a)	38,488	956,429
VIP Growth & Income Portfolio Initial Class (a)	48,622	1,314,738
VIP Growth Portfolio Initial Class (a)	20,982	1,953,406
VIP Mid Cap Portfolio Initial Class (a)	8,216	299,393
VIP Value Portfolio Initial Class (a)	34,910	667,133
VIP Value Strategies Portfolio Initial Class (a)	19,949	330,150
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,981,865)		6,700,754

International Equity Funds - 40.7%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	169,942	1,797,982
VIP Overseas Portfolio Initial Class (a)	148,740	3,840,476
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $5,372,688)		5,638,458

Bond Funds - 10.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	32,796	296,475
Fidelity International Bond Index Fund (a)	8,271	76,096
Fidelity Long-Term Treasury Bond Index Fund (a)	83,605	846,916
VIP High Income Portfolio Initial Class (a)	8,147	37,475
VIP Investment Grade Bond II Portfolio - Initial Class (a)	27,087	256,242
TOTAL BOND FUNDS (Cost $1,575,165)		1,513,204

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $12,929,718)	13,852,416
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,737)
NET ASSETS - 100.0%	13,850,679

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	144,228	212,710	58,979	9,217	(934)	(550)	296,475
Fidelity International Bond Index Fund	37,107	50,916	14,382	1,756	(62)	2,517	76,096
Fidelity Long-Term Treasury Bond Index Fund	400,988	596,848	174,610	18,288	(9,103)	32,793	846,916
VIP Contrafund Portfolio Initial Class	555,988	638,604	218,903	38,613	10,360	193,456	1,179,505
VIP Emerging Markets Portfolio Initial Class	936,922	1,186,900	431,971	36,713	(10,024)	116,155	1,797,982
VIP Equity-Income Portfolio Initial Class	498,232	591,039	175,246	43,346	806	41,598	956,429
VIP Government Money Market Portfolio Initial Class 5.12%	48,104	128,848	176,952	2,752	-	-	-
VIP Growth & Income Portfolio Initial Class	644,681	792,972	232,177	64,120	2,793	106,469	1,314,738
VIP Growth Portfolio Initial Class	873,086	1,139,696	416,420	78,397	13,236	343,808	1,953,406
VIP High Income Portfolio Initial Class	18,237	24,922	6,601	1,964	1	916	37,475
VIP Investment Grade Bond II Portfolio Initial Class	53,827	263,870	62,274	8,801	(730)	1,549	256,242
VIP Mid Cap Portfolio Initial Class	155,484	177,208	61,261	9,278	(957)	28,919	299,393
VIP Overseas Portfolio Initial Class	1,807,101	2,213,266	666,245	46,548	12,572	473,782	3,840,476
VIP Value Portfolio Initial Class	359,239	398,023	163,328	30,665	1,307	71,892	667,133
VIP Value Strategies Portfolio Initial Class	178,065	198,372	85,908	15,427	1,179	38,442	330,150
	6,711,289	8,614,194	2,945,257	405,885	20,444	1,451,746	13,852,416

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	6,700,754	6,700,754	-	-

International Equity Funds	5,638,458	5,638,458	-	-

Bond Funds	1,513,204	1,513,204	-	-
Total Investments in Securities:	13,852,416	13,852,416	-	-
VIP Freedom 2055 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $12,929,718)	$13,852,416

Total Investment in Securities (cost $12,929,718)		$13,852,416
Cash		16
Receivable for investments sold		74,683
Receivable for fund shares sold		8,883
Total assets		13,935,998
Liabilities
Payable for investments purchased	$62,594
Payable for fund shares redeemed	20,972
Distribution and service plan fees payable	1,722
Other payables and accrued expenses	31
Total Liabilities		85,319
Net Assets		$13,850,679
Net Assets consist of:
Paid in capital		$13,018,561
Total accumulated earnings (loss)		832,118
Net Assets		$13,850,679

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($2,508,082 ÷ 196,875 shares)		$12.74
Service Class :
Net Asset Value, offering price and redemption price per share ($4,646,621 ÷ 365,103 shares)		$12.73
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($6,695,976 ÷ 527,480 shares)		$12.69
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$174,800
Expenses
Distribution and service plan fees	$16,058
Independent trustees' fees and expenses	32
Miscellaneous	31
Total expenses before reductions	16,121
Expense reductions	(1)
Total expenses after reductions		16,120
Net Investment income (loss)		158,680
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	20,444
Capital gain distributions from underlying funds:
Affiliated issuers	231,085
Total net realized gain (loss)		251,529
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	1,451,746
Total change in net unrealized appreciation (depreciation)		1,451,746
Net gain (loss)		1,703,275
Net increase (decrease) in net assets resulting from operations		$1,861,955
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$158,680	$84,197
Net realized gain (loss)	251,529	(198,321)
Change in net unrealized appreciation (depreciation)	1,451,746	(1,067,767)
Net increase (decrease) in net assets resulting from operations	1,861,955	(1,181,891)
Distributions to shareholders	(264,888)	(373,119)

Share transactions - net increase (decrease)	5,542,714	2,553,281
Total increase (decrease) in net assets	7,139,781	998,271

Net Assets
Beginning of period	6,710,898	5,712,627
End of period	$13,850,679	$6,710,898

Financial Highlights
VIP Freedom 2055 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.94	$14.28	$12.67	$10.98	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.21	.18	.23	.12	.16
Net realized and unrealized gain (loss)	1.91	(2.69)	2.02	1.99	1.02
Total from investment operations	2.12	(2.51)	2.25	2.11	1.18
Distributions from net investment income	(.17)	(.16)	(.17)	(.10)	(.15)
Distributions from net realized gain	(.15)	(.67)	(.46)	(.32)	(.06)
Total distributions	(.32)	(.83)	(.64) D	(.42)	(.20) D
Net asset value, end of period	$12.74	$10.94	$14.28	$12.67	$10.98
Total Return E,F	19.48%	(18.26)%	17.79%	19.28%	11.85%
Ratios to Average Net Assets C,G,H
Expenses before reductions I	-%	-%	-%	-%	-% J
Expenses net of fee waivers, if any I	-%	-%	-%	-%	-% J
Expenses net of all reductions I	-%	-%	-%	-%	-% J
Net investment income (loss)	1.80%	1.57%	1.64%	1.09%	2.12% J
Supplemental Data
Net assets, end of period (000 omitted)	$2,508	$746	$501	$423	$366
Portfolio turnover rate K	30%	58%	35%	64%	24% J

AFor the period April 11, 2019 (commencement of operations) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount represents less than .005%.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2055 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.93	$14.27	$12.66	$10.98	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.20	.17	.22	.11	.15
Net realized and unrealized gain (loss)	1.91	(2.69)	2.02	1.99	1.03
Total from investment operations	2.11	(2.52)	2.24	2.10	1.18
Distributions from net investment income	(.16)	(.14)	(.16)	(.09)	(.14)
Distributions from net realized gain	(.15)	(.67)	(.46)	(.32)	(.06)
Total distributions	(.31)	(.82) D	(.63) D	(.42) D	(.20)
Net asset value, end of period	$12.73	$10.93	$14.27	$12.66	$10.98
Total Return E,F	19.40%	(18.36)%	17.72%	19.11%	11.78%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.10%	.10%	.10%	.10%	.10% I
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10% I
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10% I
Net investment income (loss)	1.70%	1.47%	1.54%	.99%	2.02% I
Supplemental Data
Net assets, end of period (000 omitted)	$4,647	$2,306	$2,549	$814	$399
Portfolio turnover rate J	30%	58%	35%	64%	24% I

AFor the period April 11, 2019 (commencement of operations) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2055 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.91	$14.25	$12.65	$10.97	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.18	.15	.20	.09	.14
Net realized and unrealized gain (loss)	1.89	(2.68)	2.01	1.99	1.02
Total from investment operations	2.07	(2.53)	2.21	2.08	1.16
Distributions from net investment income	(.14)	(.13)	(.15)	(.08)	(.13)
Distributions from net realized gain	(.15)	(.67)	(.46)	(.32)	(.06)
Total distributions	(.29)	(.81) D	(.61)	(.40)	(.19)
Net asset value, end of period	$12.69	$10.91	$14.25	$12.65	$10.97
Total Return E,F	19.12%	(18.46)%	17.52%	19.01%	11.60%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.25%	.25%	.25%	.25%	.25% I
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25% I
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25% I
Net investment income (loss)	1.55%	1.32%	1.39%	.84%	1.87% I
Supplemental Data
Net assets, end of period (000 omitted)	$6,696	$3,659	$2,663	$1,180	$590
Portfolio turnover rate J	30%	58%	35%	64%	24% I

AFor the period April 11, 2019 (commencement of operations) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2060 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	27.7
VIP Growth Portfolio Initial Class	14.1
VIP Emerging Markets Portfolio Initial Class	13.0
VIP Growth & Income Portfolio Initial Class	9.5
VIP Contrafund Portfolio Initial Class	8.5
VIP Equity-Income Portfolio Initial Class	6.9
Fidelity Long-Term Treasury Bond Index Fund	6.1
VIP Value Portfolio Initial Class	4.8
VIP Value Strategies Portfolio Initial Class	2.4
VIP Mid Cap Portfolio Initial Class	2.2
95.2

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2060 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 48.4%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	36,373	1,768,828
VIP Equity-Income Portfolio Initial Class (a)	57,718	1,434,294
VIP Growth & Income Portfolio Initial Class (a)	72,915	1,971,628
VIP Growth Portfolio Initial Class (a)	31,465	2,929,397
VIP Mid Cap Portfolio Initial Class (a)	12,321	448,980
VIP Value Portfolio Initial Class (a)	52,352	1,000,456
VIP Value Strategies Portfolio Initial Class (a)	29,916	495,105
TOTAL DOMESTIC EQUITY FUNDS (Cost $8,862,890)		10,048,688

International Equity Funds - 40.7%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	254,849	2,696,297
VIP Overseas Portfolio Initial Class (a)	223,055	5,759,288
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $8,039,535)		8,455,585

Bond Funds - 10.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	49,182	444,604
Fidelity International Bond Index Fund (a)	12,404	114,115
Fidelity Long-Term Treasury Bond Index Fund (a)	125,380	1,270,104
VIP High Income Portfolio Initial Class (a)	12,217	56,198
VIP Investment Grade Bond II Portfolio - Initial Class (a)	40,620	384,265
TOTAL BOND FUNDS (Cost $2,401,071)		2,269,286

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $19,303,496)	20,773,559
NET OTHER ASSETS (LIABILITIES) - 0.0%	(2,276)
NET ASSETS - 100.0%	20,771,283

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	255,475	271,659	80,717	13,726	(3,744)	1,931	444,604
Fidelity International Bond Index Fund	65,728	63,759	19,223	2,748	(40)	3,891	114,115
Fidelity Long-Term Treasury Bond Index Fund	710,208	765,086	234,291	29,658	(15,176)	44,277	1,270,104
VIP Contrafund Portfolio Initial Class	984,825	764,391	301,522	60,055	1,881	319,253	1,768,828
VIP Emerging Markets Portfolio Initial Class	1,659,547	1,476,189	587,684	56,134	(14,917)	163,162	2,696,297
VIP Equity-Income Portfolio Initial Class	882,486	711,150	219,922	65,824	(321)	60,901	1,434,294
VIP Government Money Market Portfolio Initial Class 5.12%	85,199	202,196	287,395	4,514	-	-	-
VIP Growth & Income Portfolio Initial Class	1,141,939	943,396	279,991	97,932	2,913	163,371	1,971,628
VIP Growth Portfolio Initial Class	1,546,615	1,379,036	551,937	120,619	4,923	550,760	2,929,397
VIP High Income Portfolio Initial Class	32,303	31,201	8,748	2,986	(40)	1,482	56,198
VIP Investment Grade Bond II Portfolio Initial Class	95,346	374,767	86,688	13,264	(988)	1,828	384,265
VIP Mid Cap Portfolio Initial Class	275,397	208,670	75,111	14,175	527	39,497	448,980
VIP Overseas Portfolio Initial Class	3,200,932	2,681,202	880,082	70,687	29,797	727,439	5,759,288
VIP Value Portfolio Initial Class	636,299	471,004	215,567	46,566	2,640	106,080	1,000,456
VIP Value Strategies Portfolio Initial Class	315,394	234,740	113,472	23,527	1,730	56,713	495,105
	11,887,693	10,578,446	3,942,350	622,415	9,185	2,240,585	20,773,559

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	10,048,688	10,048,688	-	-

International Equity Funds	8,455,585	8,455,585	-	-

Bond Funds	2,269,286	2,269,286	-	-
Total Investments in Securities:	20,773,559	20,773,559	-	-
VIP Freedom 2060 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $19,303,496)	$20,773,559

Total Investment in Securities (cost $19,303,496)		$20,773,559
Receivable for investments sold		108,994
Receivable for fund shares sold		11,371
Total assets		20,893,924
Liabilities
Payable for investments purchased	$95,250
Payable for fund shares redeemed	25,119
Distribution and service plan fees payable	2,219
Other payables and accrued expenses	53
Total Liabilities		122,641
Net Assets		$20,771,283
Net Assets consist of:
Paid in capital		$19,350,313
Total accumulated earnings (loss)		1,420,970
Net Assets		$20,771,283

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($1,690,461 ÷ 134,235 shares)		$12.59
Service Class :
Net Asset Value, offering price and redemption price per share ($13,329,100 ÷ 1,059,627 shares)		$12.58
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($5,751,722 ÷ 458,402 shares)		$12.55
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$267,788
Expenses
Distribution and service plan fees	$21,321
Independent trustees' fees and expenses	53
Miscellaneous	53
Total expenses before reductions	21,427
Expense reductions	(1)
Total expenses after reductions		21,426
Net Investment income (loss)		246,362
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	9,185
Capital gain distributions from underlying funds:
Affiliated issuers	354,627
Total net realized gain (loss)		363,812
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	2,240,585
Total change in net unrealized appreciation (depreciation)		2,240,585
Net gain (loss)		2,604,397
Net increase (decrease) in net assets resulting from operations		$2,850,759
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$246,362	$147,047
Net realized gain (loss)	363,812	(76,977)
Change in net unrealized appreciation (depreciation)	2,240,585	(1,853,231)
Net increase (decrease) in net assets resulting from operations	2,850,759	(1,783,161)
Distributions to shareholders	(422,332)	(649,220)

Share transactions - net increase (decrease)	6,446,479	5,427,786
Total increase (decrease) in net assets	8,874,906	2,995,405

Net Assets
Beginning of period	11,896,377	8,900,972
End of period	$20,771,283	$11,896,377

Financial Highlights
VIP Freedom 2060 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.82	$14.18	$12.65	$10.99	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.20	.19	.21	.13	.16
Net realized and unrealized gain (loss)	1.88	(2.67)	2.04	1.99	1.02
Total from investment operations	2.08	(2.48)	2.25	2.12	1.18
Distributions from net investment income	(.17)	(.16)	(.18)	(.11)	(.15)
Distributions from net realized gain	(.15)	(.72)	(.54)	(.35)	(.05)
Total distributions	(.31) D	(.88)	(.72)	(.46)	(.19) D
Net asset value, end of period	$12.59	$10.82	$14.18	$12.65	$10.99
Total Return E,F	19.39%	(18.19)%	17.79%	19.30%	11.86%
Ratios to Average Net Assets C,G,H
Expenses before reductions I	-%	-%	-%	-%	-% J
Expenses net of fee waivers, if any I	-%	-%	-%	-%	-% J
Expenses net of all reductions I	-%	-%	-%	-%	-% J
Net investment income (loss)	1.70%	1.69%	1.51%	1.18%	2.18% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,690	$471	$523	$422	$366
Portfolio turnover rate K	25%	45%	60%	68%	23% J

AFor the period April 11, 2019 (commencement of operations) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount represents less than .005%.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2060 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.81	$14.17	$12.65	$10.99	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.19	.18	.20	.12	.15
Net realized and unrealized gain (loss)	1.88	(2.67)	2.03	1.99	1.03
Total from investment operations	2.07	(2.49)	2.23	2.11	1.18
Distributions from net investment income	(.16)	(.15)	(.17)	(.10)	(.14)
Distributions from net realized gain	(.15)	(.72)	(.54)	(.35)	(.05)
Total distributions	(.30) D	(.87)	(.71)	(.45)	(.19)
Net asset value, end of period	$12.58	$10.81	$14.17	$12.65	$10.99
Total Return E,F	19.30%	(18.27)%	17.62%	19.22%	11.80%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.10%	.10%	.10%	.10%	.10% I
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10% I
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10% I
Net investment income (loss)	1.60%	1.59%	1.41%	1.08%	2.08% I
Supplemental Data
Net assets, end of period (000 omitted)	$13,329	$8,331	$6,124	$3,530	$445
Portfolio turnover rate J	25%	45%	60%	68%	23% I

AFor the period April 11, 2019 (commencement of operations) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2060 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.79	$14.15	$12.63	$10.98	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.17	.16	.18	.10	.14
Net realized and unrealized gain (loss)	1.88	(2.66)	2.03	1.99	1.02
Total from investment operations	2.05	(2.50)	2.21	2.09	1.16
Distributions from net investment income	(.14)	(.14)	(.15)	(.09)	(.13)
Distributions from net realized gain	(.15)	(.72)	(.54)	(.35)	(.05)
Total distributions	(.29)	(.86)	(.69)	(.44)	(.18)
Net asset value, end of period	$12.55	$10.79	$14.15	$12.63	$10.98
Total Return D,E	19.12%	(18.38)%	17.52%	19.04%	11.61%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25% H
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25% H
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25% H
Net investment income (loss)	1.45%	1.44%	1.26%	.93%	1.93% H
Supplemental Data
Net assets, end of period (000 omitted)	$5,752	$3,094	$2,254	$1,161	$475
Portfolio turnover rate I	25%	45%	60%	68%	23% H

AFor the period April 11, 2019 (commencement of operations) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2065 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Initial Class	27.7
VIP Growth Portfolio Initial Class	14.1
VIP Emerging Markets Portfolio Initial Class	13.0
VIP Growth & Income Portfolio Initial Class	9.5
VIP Contrafund Portfolio Initial Class	8.5
VIP Equity-Income Portfolio Initial Class	6.9
Fidelity Long-Term Treasury Bond Index Fund	6.1
VIP Value Portfolio Initial Class	4.8
VIP Value Strategies Portfolio Initial Class	2.4
VIP Mid Cap Portfolio Initial Class	2.2
95.2

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom 2065 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 48.4%
	Shares	Value ($)
VIP Contrafund Portfolio Initial Class (a)	5,914	287,608
VIP Equity-Income Portfolio Initial Class (a)	9,385	233,214
VIP Growth & Income Portfolio Initial Class (a)	11,856	320,583
VIP Growth Portfolio Initial Class (a)	5,116	476,316
VIP Mid Cap Portfolio Initial Class (a)	2,003	73,005
VIP Value Portfolio Initial Class (a)	8,513	162,674
VIP Value Strategies Portfolio Initial Class (a)	4,864	80,505
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,399,946)		1,633,905

International Equity Funds - 40.7%
	Shares	Value ($)
VIP Emerging Markets Portfolio Initial Class (a)	41,438	438,412
VIP Overseas Portfolio Initial Class (a)	36,268	936,443
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,284,688)		1,374,855

Bond Funds - 10.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	7,997	72,290
Fidelity International Bond Index Fund (a)	2,017	18,554
Fidelity Long-Term Treasury Bond Index Fund (a)	20,384	206,494
VIP High Income Portfolio Initial Class (a)	1,986	9,138
VIP Investment Grade Bond II Portfolio - Initial Class (a)	6,605	62,480
TOTAL BOND FUNDS (Cost $390,877)		368,956

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,075,511)	3,377,716
NET OTHER ASSETS (LIABILITIES) - 0.0%	(272)
NET ASSETS - 100.0%	3,377,444

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	48,411	64,422	40,268	2,212	(1,878)	1,603	72,290
Fidelity International Bond Index Fund	12,455	15,693	10,202	447	(144)	752	18,554
Fidelity Long-Term Treasury Bond Index Fund	134,595	178,930	111,509	4,772	(10,346)	14,824	206,494
VIP Contrafund Portfolio Initial Class	186,618	203,087	154,327	10,044	(4,997)	57,227	287,608
VIP Emerging Markets Portfolio Initial Class	314,462	360,038	260,129	9,285	(23,578)	47,619	438,412
VIP Equity-Income Portfolio Initial Class	167,226	181,391	124,203	10,735	(5,346)	14,146	233,214
VIP Government Money Market Portfolio Initial Class 5.12%	16,147	38,515	54,662	744	-	-	-
VIP Growth & Income Portfolio Initial Class	216,390	243,292	165,902	16,103	(3,320)	30,123	320,583
VIP Growth Portfolio Initial Class	293,073	352,557	259,691	19,950	(7,192)	97,569	476,316
VIP High Income Portfolio Initial Class	6,121	7,662	4,872	489	(175)	402	9,138
VIP Investment Grade Bond II Portfolio Initial Class	18,067	81,429	37,307	1,894	(255)	546	62,480
VIP Mid Cap Portfolio Initial Class	52,186	54,752	40,429	2,329	(2,642)	9,138	73,005
VIP Overseas Portfolio Initial Class	606,530	688,431	484,831	11,531	(26,226)	152,539	936,443
VIP Value Portfolio Initial Class	120,575	123,815	99,196	7,587	(1,268)	18,748	162,674
VIP Value Strategies Portfolio Initial Class	59,765	61,723	50,403	3,855	(1,304)	10,724	80,505
	2,252,621	2,655,737	1,897,931	101,977	(88,671)	455,960	3,377,716

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	1,633,905	1,633,905	-	-

International Equity Funds	1,374,855	1,374,855	-	-

Bond Funds	368,956	368,956	-	-
Total Investments in Securities:	3,377,716	3,377,716	-	-
VIP Freedom 2065 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $3,075,511)	$3,377,716

Total Investment in Securities (cost $3,075,511)		$3,377,716
Cash		12
Receivable for investments sold		15,937
Receivable for fund shares sold		318
Total assets		3,393,983
Liabilities
Payable for investments purchased	$15,870
Payable for fund shares redeemed	382
Distribution and service plan fees payable	278
Other payables and accrued expenses	9
Total Liabilities		16,539
Net Assets		$3,377,444
Net Assets consist of:
Paid in capital		$3,206,692
Total accumulated earnings (loss)		170,752
Net Assets		$3,377,444

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($843,929 ÷ 68,035 shares)		$12.40
Service Class :
Net Asset Value, offering price and redemption price per share ($1,815,811 ÷ 146,557 shares)		$12.39
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($717,704 ÷ 57,951 shares)		$12.38
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$43,460
Expenses
Distribution and service plan fees	$2,779
Independent trustees' fees and expenses	9
Miscellaneous	9
Total Expenses		2,797
Net Investment income (loss)		40,663
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(88,671)
Capital gain distributions from underlying funds:
Affiliated issuers	58,517
Total net realized gain (loss)		(30,154)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	455,960
Total change in net unrealized appreciation (depreciation)		455,960
Net gain (loss)		425,806
Net increase (decrease) in net assets resulting from operations		$466,469
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,663	$30,075
Net realized gain (loss)	(30,154)	(57,140)
Change in net unrealized appreciation (depreciation)	455,960	(418,713)
Net increase (decrease) in net assets resulting from operations	466,469	(445,778)
Distributions to shareholders	(70,234)	(144,339)

Share transactions - net increase (decrease)	728,596	577,377
Total increase (decrease) in net assets	1,124,831	(12,740)

Net Assets
Beginning of period	2,252,613	2,265,353
End of period	$3,377,444	$2,252,613

Financial Highlights
VIP Freedom 2065 Portfolio℠ Initial Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.65	$13.92	$12.47	$10.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.20	.17	.25	.12	.15
Net realized and unrealized gain (loss)	1.85	(2.61)	1.96	1.99	1.03
Total from investment operations	2.05	(2.44)	2.21	2.11	1.18
Distributions from net investment income	(.17)	(.15)	(.18)	(.11)	(.15)
Distributions from net realized gain	(.13)	(.67)	(.58)	(.49)	(.07)
Total distributions	(.30)	(.83) D	(.76)	(.60)	(.22)
Net asset value, end of period	$12.40	$10.65	$13.92	$12.47	$10.96
Total Return E,F	19.35%	(18.22)%	17.81%	19.35%	11.79%
Ratios to Average Net Assets C,G,H
Expenses before reductions I	-%	-%	-%	-%	-% J
Expenses net of fee waivers, if any I	-%	-%	-%	-%	-% J
Expenses net of all reductions I	-%	-%	-%	-%	-% J
Net investment income (loss)	1.70%	1.50%	1.82%	1.07%	2.01% J
Supplemental Data
Net assets, end of period (000 omitted)	$844	$537	$482	$416	$365
Portfolio turnover rate K	74%	48%	24%	34%	24% J

AFor the period April 11, 2019 (commencement of operations) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount represents less than .005%.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2065 Portfolio℠ Service Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.64	$13.91	$12.46	$10.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.18	.16	.24	.11	.14
Net realized and unrealized gain (loss)	1.86	(2.61)	1.97	1.98	1.03
Total from investment operations	2.04	(2.45)	2.21	2.09	1.17
Distributions from net investment income	(.16)	(.14)	(.17)	(.10)	(.14)
Distributions from net realized gain	(.13)	(.67)	(.58)	(.49)	(.07)
Total distributions	(.29)	(.82) D	(.76) D	(.59)	(.21)
Net asset value, end of period	$12.39	$10.64	$13.91	$12.46	$10.96
Total Return E,F	19.29%	(18.32)%	17.77%	19.16%	11.72%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.10%	.10%	.10%	.10%	.10% I
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10% I
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10% I
Net investment income (loss)	1.60%	1.40%	1.72%	.97%	1.91% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,816	$1,181	$1,224	$416	$365
Portfolio turnover rate J	74%	48%	24%	34%	24% I

AFor the period April 11, 2019 (commencement of operations) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom 2065 Portfolio℠ Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.63	$13.90	$12.46	$10.96	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.17	.14	.22	.09	.13
Net realized and unrealized gain (loss)	1.85	(2.61)	1.95	1.99	1.03
Total from investment operations	2.02	(2.47)	2.17	2.08	1.16
Distributions from net investment income	(.14)	(.13)	(.15)	(.09)	(.13)
Distributions from net realized gain	(.13)	(.67)	(.58)	(.49)	(.07)
Total distributions	(.27)	(.80)	(.73)	(.58)	(.20)
Net asset value, end of period	$12.38	$10.63	$13.90	$12.46	$10.96
Total Return D,E	19.12%	(18.44)%	17.47%	19.03%	11.61%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25% H
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25% H
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25% H
Net investment income (loss)	1.45%	1.25%	1.57%	.82%	1.76% H
Supplemental Data
Net assets, end of period (000 omitted)	$718	$534	$559	$459	$365
Portfolio turnover rate I	74%	48%	24%	34%	24% H

AFor the period April 11, 2019 (commencement of operations) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio and VIP Freedom 2065 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Initial Class, Service Class and Service Class 2. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Freedom Income Portfolio	$69,588,515	$3,460,292	$ (3,240,844)	$219,448
VIP Freedom 2005 Portfolio	8,712,198	547,858	(358,634)	189,224
VIP Freedom 2010 Portfolio	273,136,525	13,858,117	(14,112,648)	(254,531)
VIP Freedom 2015 Portfolio	53,111,690	11,708,872	(2,518,342)	9,190,530
VIP Freedom 2020 Portfolio	481,344,255	119,671,593	(23,740,536)	95,931,057
VIP Freedom 2025 Portfolio	344,584,512	54,259,134	(15,254,853)	39,004,281
VIP Freedom 2030 Portfolio	616,863,097	112,544,665	(26,415,697)	86,128,968
VIP Freedom 2035 Portfolio	280,937,844	32,323,834	(10,192,962)	22,130,872
VIP Freedom 2040 Portfolio	251,000,900	38,537,386	(8,588,578)	29,948,808
VIP Freedom 2045 Portfolio	139,416,891	18,778,971	(4,460,967)	14,318,004
VIP Freedom 2050 Portfolio	124,384,561	16,654,590	(4,716,252)	11,938,338
VIP Freedom 2055 Portfolio	13,232,224	1,072,691	(452,499)	620,192
VIP Freedom 2060 Portfolio	19,673,716	1,704,494	(604,651)	1,099,843
VIP Freedom 2065 Portfolio	3,241,176	300,103	(163,563)	136,540

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Income Portfolio	$455,073	$ -	$ (1,826,484)	$219,448
VIP Freedom 2005 Portfolio	57,960	-	(150,065)	189,224
VIP Freedom 2010 Portfolio	1,638,649	-	(1,199,718)	(254,531)
VIP Freedom 2015 Portfolio	369,482	1,577,096	-	9,190,530
VIP Freedom 2020 Portfolio	3,064,535	13,668,290	-	95,931,057
VIP Freedom 2025 Portfolio	1,677,381	-	(3,683,146)	39,004,281
VIP Freedom 2030 Portfolio	2,215,667	-	(1,795,043)	86,128,968
VIP Freedom 2035 Portfolio	525,268	3,428,113	-	22,130,872
VIP Freedom 2040 Portfolio	358,292	3,830,437	-	29,948,808
VIP Freedom 2045 Portfolio	130,096	2,374,662	-	14,318,004
VIP Freedom 2050 Portfolio	113,816	2,253,408	-	11,938,338
VIP Freedom 2055 Portfolio	-	211,927	-	620,192
VIP Freedom 2060 Portfolio	-	321,127	-	1,099,843
VIP Freedom 2065 Portfolio	-	34,212	-	136,540

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
VIP Freedom Income Portfolio	$ (80,474)	$ (1,746,010)	$ (1,826,484)
VIP Freedom 2005 Portfolio	(56,836)	(93,229)	(150,065)
VIP Freedom 2010 Portfolio	(198,495)	(1,001,223)	(1,199,718)
VIP Freedom 2025 Portfolio	(1,494,089)	(2,189,057)	(3,683,146)
VIP Freedom 2030 Portfolio	(1,795,043)	-	(1,795,043)

Due to large subscriptions in a prior period, VIP Freedom 2060 Portfolio is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those capital losses are realized and the limitation prevents the Fund from using any of those capital losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

December 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income Portfolio	$2,815,603	$ -	$2,815,603
VIP Freedom 2005 Portfolio	404,767	-	404,767
VIP Freedom 2010 Portfolio	10,294,615	19,661,284	29,955,899
VIP Freedom 2015 Portfolio	2,153,433	1,215,642	3,369,075
VIP Freedom 2020 Portfolio	17,133,976	3,993,220	21,127,196
VIP Freedom 2025 Portfolio	9,580,605	-	9,580,605
VIP Freedom 2030 Portfolio	15,442,922	-	15,442,922
VIP Freedom 2035 Portfolio	5,074,359	425,869	5,500,228
VIP Freedom 2040 Portfolio	3,902,896	3,087,331	6,990,227
VIP Freedom 2045 Portfolio	1,848,980	1,759,393	3,608,373
VIP Freedom 2050 Portfolio	1,710,876	1,574,725	3,285,601
VIP Freedom 2055 Portfolio	163,936	100,952	264,888
VIP Freedom 2060 Portfolio	252,959	169,373	422,332
VIP Freedom 2065 Portfolio	42,522	27,712	70,234

December 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income Portfolio	$1,470,985	$2,310,446	$3,781,431
VIP Freedom 2005 Portfolio	257,568	738,384	995,952
VIP Freedom 2010 Portfolio	6,225,219	19,646,373	25,871,592
VIP Freedom 2015 Portfolio	1,476,129	7,807,173	9,283,302
VIP Freedom 2020 Portfolio	12,045,320	65,843,358	77,888,678
VIP Freedom 2025 Portfolio	6,571,116	20,755,914	27,327,030
VIP Freedom 2030 Portfolio	11,388,889	39,416,983	50,805,872
VIP Freedom 2035 Portfolio	3,527,810	13,994,814	17,522,624
VIP Freedom 2040 Portfolio	3,239,363	14,944,506	18,183,869
VIP Freedom 2045 Portfolio	1,616,348	8,023,909	9,640,257
VIP Freedom 2050 Portfolio	1,483,743	6,903,069	8,386,812
VIP Freedom 2055 Portfolio	91,694	281,425	373,119
VIP Freedom 2060 Portfolio	164,671	484,549	649,220
VIP Freedom 2065 Portfolio	30,915	113,424	144,339
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Freedom Income Portfolio	29,050,425	25,659,258
VIP Freedom 2005 Portfolio	2,831,174	4,704,480
VIP Freedom 2010 Portfolio	58,742,839	86,262,125
VIP Freedom 2015 Portfolio	19,678,837	24,705,503
VIP Freedom 2020 Portfolio	148,509,609	183,385,337
VIP Freedom 2025 Portfolio	144,272,821	117,349,186
VIP Freedom 2030 Portfolio	213,381,649	162,601,483
VIP Freedom 2035 Portfolio	123,257,848	66,765,939
VIP Freedom 2040 Portfolio	112,929,389	67,539,927
VIP Freedom 2045 Portfolio	60,640,114	29,311,175
VIP Freedom 2050 Portfolio	51,693,891	27,335,641
VIP Freedom 2055 Portfolio	8,614,194	2,945,257
VIP Freedom 2060 Portfolio	10,578,446	3,942,350
VIP Freedom 2065 Portfolio	2,655,737	1,897,931
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser), provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Freedom Income Portfolio	$32,586	$39,594	$72,180
VIP Freedom 2005 Portfolio	2,745	516	3,261
VIP Freedom 2010 Portfolio	20,887	612,403	633,290
VIP Freedom 2015 Portfolio	13,897	62,561	76,458
VIP Freedom 2020 Portfolio	123,744	923,778	1,047,522
VIP Freedom 2025 Portfolio	173,671	263,725	437,396
VIP Freedom 2030 Portfolio	291,450	517,693	809,143
VIP Freedom 2035 Portfolio	122,397	270,446	392,843
VIP Freedom 2040 Portfolio	153,125	98,450	251,575
VIP Freedom 2045 Portfolio	30,822	208,088	238,910
VIP Freedom 2050 Portfolio	37,195	138,500	175,695
VIP Freedom 2055 Portfolio	3,603	12,455	16,058
VIP Freedom 2060 Portfolio	10,835	10,486	21,321
VIP Freedom 2065 Portfolio	1,214	1,565	2,779

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in VIP Investment Grade Bond Fund, ("Underlying Fund") for investments and cash and non-taxable exchanges of those investments and cash for shares of VIP Investment Grade Bond Fund II which is an affiliated investment company managed by FMR. Net realized gain (loss) on the redemptions of the Underlying Fund in connection with the reallocation is included in the accompanying Statements of Changes in Net Assets as "Net realized gain (loss)."

Details of these transactions with the net related gain (loss) for the Funds are presented in the accompanying table:

	Value of Investments and Cash reallocated ($)	Net realized Gain (Loss) on redemptions of Underlying Fund ($)
VIP Freedom Income Portfolio	24,063,653	(2,225,116)
VIP Freedom 2005 Portfolio	4,228,828	(340,290)
VIP Freedom 2010 Portfolio	105,753,642	7,009
VIP Freedom 2015 Portfolio	22,630,876	(1,609,011)
VIP Freedom 2020 Portfolio	172,263,520	(4,804,929)
VIP Freedom 2025 Portfolio	83,934,925	(10,205,652)
VIP Freedom 2030 Portfolio	132,331,625	(12,266,991)
VIP Freedom 2035 Portfolio	24,445,585	(3,282,347)
VIP Freedom 2040 Portfolio	2,452,480	(203,764)
VIP Freedom 2045 Portfolio	396,953	(14,383)
VIP Freedom 2050 Portfolio	351,354	(12,600)
VIP Freedom 2055 Portfolio	22,559	(931)
VIP Freedom 2060 Portfolio	33,969	(1,241)
VIP Freedom 2065 Portfolio	8,415	(408)
6. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
VIP Freedom 2005 Portfolio	1
VIP Freedom 2010 Portfolio	1
VIP Freedom 2015 Portfolio	7
VIP Freedom 2020 Portfolio	3
VIP Freedom 2025 Portfolio	83
VIP Freedom 2030 Portfolio	102
VIP Freedom 2035 Portfolio	2
VIP Freedom 2040 Portfolio	56
VIP Freedom 2045 Portfolio	36
VIP Freedom 2050 Portfolio	29
VIP Freedom 2055 Portfolio	1
VIP Freedom 2060 Portfolio	1
7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Freedom Income Portfolio
Distributions to shareholders
Initial Class	$854,766	$913,359
Service Class	1,360,128	1,600,765
Service Class 2	600,709	1,267,307
Total	$2,815,603	$3,781,431
VIP Freedom 2005 Portfolio
Distributions to shareholders
Initial Class	$274,906	$720,865
Service Class	120,532	260,003
Service Class 2	9,329	15,084
Total	$404,767	$995,952
VIP Freedom 2010 Portfolio
Distributions to shareholders
Initial Class	$1,437,928	$1,109,009
Service Class	2,267,100	1,988,260
Service Class 2	26,250,871	22,774,323
Total	$29,955,899	$25,871,592
VIP Freedom 2015 Portfolio
Distributions to shareholders
Initial Class	$1,279,047	$3,407,784
Service Class	752,489	2,072,204
Service Class 2	1,337,539	3,803,314
Total	$3,369,075	$9,283,302
VIP Freedom 2020 Portfolio
Distributions to shareholders
Initial Class	$2,856,614	$8,482,915
Service Class	4,765,965	17,165,357
Service Class 2	13,504,617	52,240,406
Total	$21,127,196	$77,888,678
VIP Freedom 2025 Portfolio
Distributions to shareholders
Initial Class	$2,114,386	$4,337,116
Service Class	4,741,865	13,608,369
Service Class 2	2,724,354	9,381,545
Total	$9,580,605	$27,327,030
VIP Freedom 2030 Portfolio
Distributions to shareholders
Initial Class	$3,630,083	$10,585,679
Service Class	7,108,355	22,368,379
Service Class 2	4,704,484	17,851,814
Total	$15,442,922	$50,805,872
VIP Freedom 2035 Portfolio
Distributions to shareholders
Initial Class	$708,529	$1,523,027
Service Class	2,626,198	7,297,109
Service Class 2	2,165,501	8,702,488
Total	$5,500,228	$17,522,624
VIP Freedom 2040 Portfolio
Distributions to shareholders
Initial Class	$1,579,926	$4,061,933
Service Class	4,340,621	10,541,626
Service Class 2	1,069,680	3,580,310
Total	$6,990,227	$18,183,869
VIP Freedom 2045 Portfolio
Distributions to shareholders
Initial Class	$350,222	$640,649
Service Class	910,150	2,109,546
Service Class 2	2,348,001	6,890,062
Total	$3,608,373	$9,640,257
VIP Freedom 2050 Portfolio
Distributions to shareholders
Initial Class	$665,385	$1,698,271
Service Class	1,091,054	2,602,597
Service Class 2	1,529,162	4,085,944
Total	$3,285,601	$8,386,812
VIP Freedom 2055 Portfolio
Distributions to shareholders
Initial Class	$44,198	$34,927
Service Class	91,852	156,751
Service Class 2	128,838	181,441
Total	$264,888	$373,119
VIP Freedom 2060 Portfolio
Distributions to shareholders
Initial Class	$29,565	$33,614
Service Class	283,010	450,086
Service Class 2	109,757	165,520
Total	$422,332	$649,220
VIP Freedom 2065 Portfolio
Distributions to shareholders
Initial Class	$17,938	$32,932
Service Class	37,711	75,021
Service Class 2	14,585	36,386
Total	$70,234	$144,339
8. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Freedom Income Portfolio
Initial Class
Shares sold	886,488	276,663	$9,500,247	$3,145,145
Reinvestment of distributions	78,642	78,679	854,766	913,359
Shares redeemed	(317,657)	(267,555)	(3,428,227)	(2,984,979)
Net increase (decrease)	647,473	87,787	$6,926,786	$1,073,525
Service Class
Shares sold	949,188	2,155,940	$10,255,725	$23,880,198
Reinvestment of distributions	125,425	138,564	1,360,128	1,600,765
Shares redeemed	(1,079,667)	(1,861,372)	(11,651,339)	(21,263,575)
Net increase (decrease)	(5,054)	433,132	$(35,486)	$4,217,388
Service Class 2
Shares sold	223,607	478,698	$2,411,512	$5,297,957
Reinvestment of distributions	55,623	108,739	600,709	1,267,307
Shares redeemed	(572,650)	(1,227,701)	(6,204,220)	(13,429,718)
Net increase (decrease)	(293,420)	(640,264)	$(3,191,999)	$(6,864,454)
VIP Freedom 2005 Portfolio
Initial Class
Shares sold	16,042	3,813	$179,547	$43,779
Reinvestment of distributions	24,396	59,089	274,906	720,865
Shares redeemed	(219,775)	(100,297)	(2,474,811)	(1,195,515)
Net increase (decrease)	(179,337)	(37,395)	$(2,020,358)	$(430,871)
Service Class
Shares sold	98,392	131,674	$1,116,578	$1,599,731
Reinvestment of distributions	10,605	21,120	120,532	260,003
Shares redeemed	(98,074)	(208,037)	(1,112,954)	(2,540,092)
Net increase (decrease)	10,923	(55,243)	$124,156	$(680,358)
Service Class 2
Shares sold	8,004	7,142	$90,399	$87,252
Reinvestment of distributions	828	1,235	9,329	15,084
Shares redeemed	(611)	(8,817)	(6,814)	(105,490)
Net increase (decrease)	8,221	(440)	$92,914	$(3,154)
VIP Freedom 2010 Portfolio
Initial Class
Shares sold	734,753	86,399	$8,007,538	$1,063,637
Reinvestment of distributions	130,011	86,121	1,437,928	1,109,009
Shares redeemed	(369,613)	(263,061)	(4,138,846)	(3,422,719)
Net increase (decrease)	495,151	(90,541)	$5,306,620	$(1,250,073)
Service Class
Shares sold	189,086	1,351,116	$2,114,536	$16,823,842
Reinvestment of distributions	205,902	154,351	2,267,100	1,988,260
Shares redeemed	(527,785)	(1,536,794)	(5,863,420)	(18,814,007)
Net increase (decrease)	(132,797)	(31,327)	$(1,481,784)	$(1,905)
Service Class 2
Shares sold	295,703	427,292	$3,261,362	$5,208,536
Reinvestment of distributions	2,401,781	1,777,124	26,250,871	22,774,323
Shares redeemed	(3,641,109)	(3,123,905)	(40,173,370)	(37,964,514)
Net increase (decrease)	(943,625)	(919,489)	$(10,661,137)	$(9,981,655)
VIP Freedom 2015 Portfolio
Initial Class
Shares sold	452,129	65,195	$5,016,230	$802,763
Reinvestment of distributions	114,442	274,521	1,279,047	3,407,784
Shares redeemed	(353,327)	(689,586)	(3,935,296)	(8,180,898)
Net increase (decrease)	213,244	(349,870)	$2,359,981	$(3,970,351)
Service Class
Shares sold	353,166	809,091	$3,916,473	$9,599,095
Reinvestment of distributions	67,691	167,719	752,489	2,072,204
Shares redeemed	(779,524)	(938,438)	(8,677,182)	(11,087,994)
Net increase (decrease)	(358,667)	38,372	$(4,008,220)	$583,305
Service Class 2
Shares sold	213,981	207,966	$2,362,103	$2,496,123
Reinvestment of distributions	120,772	308,037	1,337,539	3,803,314
Shares redeemed	(527,715)	(774,826)	(5,806,501)	(9,161,988)
Net increase (decrease)	(192,962)	(258,823)	$(2,106,859)	$(2,862,551)
VIP Freedom 2020 Portfolio
Initial Class
Shares sold	2,685,710	844,889	$32,137,000	$10,415,910
Reinvestment of distributions	234,952	643,296	2,856,614	8,482,915
Shares redeemed	(1,561,179)	(1,391,159)	(18,657,328)	(17,683,348)
Net increase (decrease)	1,359,483	97,026	$16,336,286	$1,215,477
Service Class
Shares sold	1,884,596	4,142,794	$22,521,084	$51,946,699
Reinvestment of distributions	395,261	1,305,652	4,765,965	17,165,357
Shares redeemed	(3,386,893)	(5,099,975)	(40,288,918)	(63,629,821)
Net increase (decrease)	(1,107,036)	348,471	$(13,001,869)	$5,482,235
Service Class 2
Shares sold	830,980	901,438	$9,817,447	$11,028,931
Reinvestment of distributions	1,125,932	3,981,339	13,504,617	52,240,406
Shares redeemed	(4,942,858)	(5,617,149)	(58,717,326)	(68,755,571)
Net increase (decrease)	(2,985,946)	(734,372)	$(35,395,262)	$(5,486,234)
VIP Freedom 2025 Portfolio
Initial Class
Shares sold	3,499,750	424,779	$49,982,607	$6,412,476
Reinvestment of distributions	142,515	277,031	2,114,386	4,337,116
Shares redeemed	(912,435)	(706,751)	(13,203,863)	(10,356,306)
Net increase (decrease)	2,729,830	(4,941)	$38,893,130	$393,286
Service Class
Shares sold	3,171,969	4,534,301	$45,705,083	$67,593,995
Reinvestment of distributions	323,005	874,587	4,741,865	13,608,369
Shares redeemed	(4,085,365)	(3,908,985)	(58,562,251)	(59,736,307)
Net increase (decrease)	(590,391)	1,499,903	$(8,115,303)	$21,466,057
Service Class 2
Shares sold	1,001,951	1,463,863	$14,332,648	$21,281,943
Reinvestment of distributions	187,141	603,312	2,724,354	9,381,545
Shares redeemed	(1,632,301)	(1,830,614)	(23,237,902)	(26,562,789)
Net increase (decrease)	(443,209)	236,561	$(6,180,900)	$4,100,699
VIP Freedom 2030 Portfolio
Initial Class
Shares sold	3,313,084	1,617,157	$48,202,389	$23,899,876
Reinvestment of distributions	242,309	675,464	3,630,083	10,585,679
Shares redeemed	(1,485,965)	(1,473,671)	(21,556,364)	(21,351,529)
Net increase (decrease)	2,069,428	818,950	$30,276,108	$13,134,026
Service Class
Shares sold	4,868,737	6,636,066	$70,472,748	$98,340,267
Reinvestment of distributions	476,840	1,432,289	7,108,355	22,368,379
Shares redeemed	(4,306,355)	(4,719,175)	(62,005,332)	(69,390,004)
Net increase (decrease)	1,039,222	3,349,180	$15,575,771	$51,318,642
Service Class 2
Shares sold	1,952,431	2,025,325	$28,097,338	$29,665,149
Reinvestment of distributions	317,545	1,142,872	4,704,484	17,851,814
Shares redeemed	(2,370,936)	(2,247,149)	(34,173,618)	(33,019,020)
Net increase (decrease)	(100,960)	921,048	$(1,371,796)	$14,497,943
VIP Freedom 2035 Portfolio
Initial Class
Shares sold	816,666	268,660	$19,944,052	$6,628,673
Reinvestment of distributions	27,913	58,486	708,529	1,523,027
Shares redeemed	(158,552)	(87,363)	(3,859,274)	(2,087,141)
Net increase (decrease)	686,027	239,783	$16,793,307	$6,064,559
Service Class
Shares sold	2,222,007	2,018,826	$53,711,627	$50,299,348
Reinvestment of distributions	104,263	281,461	2,626,198	7,297,109
Shares redeemed	(1,207,278)	(701,305)	(29,346,996)	(16,756,941)
Net increase (decrease)	1,118,992	1,598,982	$26,990,829	$40,839,516
Service Class 2
Shares sold	897,849	917,472	$21,652,655	$21,977,498
Reinvestment of distributions	86,722	335,318	2,165,501	8,702,488
Shares redeemed	(611,604)	(669,779)	(14,648,775)	(16,303,672)
Net increase (decrease)	372,967	583,011	$9,169,381	$14,376,314
VIP Freedom 2040 Portfolio
Initial Class
Shares sold	952,651	394,145	$21,971,331	$9,048,673
Reinvestment of distributions	66,913	162,837	1,579,926	4,061,933
Shares redeemed	(303,653)	(195,094)	(7,025,473)	(4,438,074)
Net increase (decrease)	715,911	361,888	$16,525,784	$8,672,532
Service Class
Shares sold	2,441,836	2,126,200	$55,811,760	$49,583,289
Reinvestment of distributions	185,312	424,227	4,340,621	10,541,626
Shares redeemed	(1,575,002)	(874,463)	(36,358,908)	(20,384,179)
Net increase (decrease)	1,052,146	1,675,964	$23,793,473	$39,740,736
Service Class 2
Shares sold	498,289	423,352	$11,391,766	$9,642,417
Reinvestment of distributions	45,991	143,973	1,069,680	3,580,310
Shares redeemed	(385,578)	(350,130)	(8,785,619)	(8,015,989)
Net increase (decrease)	158,702	217,195	$3,675,827	$5,206,738
VIP Freedom 2045 Portfolio
Initial Class
Shares sold	372,832	105,301	$8,687,583	$2,499,842
Reinvestment of distributions	14,637	25,532	350,222	640,649
Shares redeemed	(50,633)	(26,558)	(1,198,675)	(638,200)
Net increase (decrease)	336,836	104,275	$7,839,130	$2,502,291
Service Class
Shares sold	938,836	600,854	$22,105,547	$14,118,304
Reinvestment of distributions	38,486	84,265	910,150	2,109,546
Shares redeemed	(400,189)	(356,093)	(9,402,638)	(8,255,528)
Net increase (decrease)	577,133	329,026	$13,613,059	$7,972,322
Service Class 2
Shares sold	778,851	844,834	$18,072,834	$19,380,407
Reinvestment of distributions	100,565	275,403	2,348,001	6,890,062
Shares redeemed	(487,903)	(413,001)	(11,303,823)	(9,288,800)
Net increase (decrease)	391,513	707,236	$9,117,012	$16,981,669
VIP Freedom 2050 Portfolio
Initial Class
Shares sold	453,481	257,108	$9,533,620	$5,470,589
Reinvestment of distributions	31,041	74,825	665,385	1,698,271
Shares redeemed	(186,416)	(151,469)	(3,994,297)	(3,179,525)
Net increase (decrease)	298,106	180,464	$6,204,708	$3,989,335
Service Class
Shares sold	748,931	664,941	$15,721,134	$13,884,423
Reinvestment of distributions	51,197	115,136	1,091,054	2,602,597
Shares redeemed	(422,051)	(344,968)	(8,865,929)	(7,135,090)
Net increase (decrease)	378,077	435,109	$7,946,259	$9,351,930
Service Class 2
Shares sold	733,870	635,605	$15,313,791	$13,067,095
Reinvestment of distributions	72,336	180,954	1,529,162	4,085,944
Shares redeemed	(347,415)	(245,596)	(7,335,701)	(5,001,637)
Net increase (decrease)	458,791	570,963	$9,507,252	$12,151,402
VIP Freedom 2055 Portfolio
Initial Class
Shares sold	133,801	37,768	$1,573,006	$444,861
Reinvestment of distributions	2,679	646	33,697	7,327
Shares redeemed	(7,740)	(5,365)	(91,744)	(60,755)
Net increase (decrease)	128,740	33,049	$1,514,959	$391,433
Service Class
Shares sold	306,462	189,371	$3,595,314	$2,190,203
Reinvestment of distributions	7,422	11,182	91,423	139,204
Shares redeemed	(159,707)	(168,248)	(1,892,017)	(1,861,983)
Net increase (decrease)	154,177	32,305	$1,794,720	$467,424
Service Class 2
Shares sold	230,903	160,669	$2,693,859	$1,844,077
Reinvestment of distributions	10,187	13,241	124,679	162,838
Shares redeemed	(48,955)	(25,468)	(585,503)	(312,491)
Net increase (decrease)	192,135	148,442	$2,233,035	$1,694,424
VIP Freedom 2060 Portfolio
Initial Class
Shares sold	101,848	7,992	$1,179,175	$89,335
Reinvestment of distributions	1,532	365	19,165	4,347
Shares redeemed	(12,705)	(1,660)	(152,588)	(18,043)
Net increase (decrease)	90,675	6,697	$1,045,752	$75,639
Service Class
Shares sold	504,231	475,432	$5,910,169	$5,440,849
Reinvestment of distributions	23,370	36,205	283,010	440,103
Shares redeemed	(238,840)	(172,839)	(2,796,794)	(1,973,913)
Net increase (decrease)	288,761	338,798	$3,396,385	$3,907,039
Service Class 2
Shares sold	192,925	132,561	$2,253,542	$1,505,881
Reinvestment of distributions	8,654	11,965	104,740	144,571
Shares redeemed	(30,061)	(16,900)	(353,940)	(205,344)
Net increase (decrease)	171,518	127,626	$2,004,342	$1,445,108
VIP Freedom 2065 Portfolio
Initial Class
Shares sold	36,388	15,737	$412,181	$179,606
Reinvestment of distributions	670	468	8,071	5,365
Shares redeemed	(19,507)	(339)	(223,232)	(3,742)
Net increase (decrease)	17,551	15,866	$197,020	$181,229
Service Class
Shares sold	154,287	53,666	$1,772,357	$613,275
Reinvestment of distributions	2,618	4,142	31,223	49,654
Shares redeemed	(121,377)	(34,813)	(1,359,869)	(389,354)
Net increase (decrease)	35,528	22,995	$443,711	$273,575
Service Class 2
Shares sold	8,876	9,796	$100,961	$119,509
Reinvestment of distributions	475	804	5,652	9,686
Shares redeemed	(1,620)	(613)	(18,748)	(6,622)
Net increase (decrease)	7,731	9,987	$87,865	$122,573
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Freedom Income Portfolio	14%	3	51%
VIP Freedom 2005 Portfolio	63%	2	33%
VIP Freedom 2010 Portfolio	-	1	85%
VIP Freedom 2015 Portfolio	25%	2	27%
VIP Freedom 2020 Portfolio	-	1	66%
VIP Freedom 2025 Portfolio	-	2	41%
VIP Freedom 2030 Portfolio	-	1	42%
VIP Freedom 2035 Portfolio	-	4	68%
VIP Freedom 2040 Portfolio	-	2	54%
VIP Freedom 2045 Portfolio	-	4	67%
VIP Freedom 2050 Portfolio	-	4	73%
VIP Freedom 2055 Portfolio	-	3	72%
VIP Freedom 2060 Portfolio	-	2	85%
VIP Freedom 2065 Portfolio	33%	2	45%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following underlying mutual funds.

Fund	% of shares held
VIP Emerging Markets Portfolio	27%
VIP Investment Grade Bond II Portfolio	21%
VIP Overseas Portfolio	30%
10. Proposed Reorganization.
The Board of Trustees of VIP Freedom 2005 Portfolio and VIP Freedom Income Portfolio approved an Agreement and Plan of Reorganization (the Agreement) between VIP Freedom 2005 Portfolio and VIP Freedom Income Portfolio. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of VIP Freedom 2005 Portfolio in exchange for shares of VIP Freedom Income Portfolio equal in value to the net assets of VIP Freedom 2005 Portfolio on the day the reorganization is effective. The reorganization does not require shareholder approval and is expected to become effective during June 2024. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio and VIP Freedom 2065 Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio and VIP Freedom 2065 Portfolio (the "Funds"), each a fund of Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for the financial highlights for VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio and VIP Freedom 2065 Portfolio, which are for each of the four years in the period then ended and for the period from April 11, 2019 (commencement of operations) through December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period mentioned above), in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President or Director of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Freedom Income Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,034.30	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,034.30	$ .51
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,033.50	$ 1.28
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2005 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,034.80	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,033.60	$ .51
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,033.70	$ 1.28
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2010 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,038.50	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,038.30	$ .51
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,038.00	$ 1.28
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2015 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,042.80	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,042.70	$ .51
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,041.40	$ 1.29
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2020 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,046.60	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,046.60	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,046.10	$ 1.29
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2025 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,049.70	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,048.90	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,048.40	$ 1.29
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2030 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,052.50	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,052.30	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,051.70	$ 1.29
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2035 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,058.50	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,057.80	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,056.80	$ 1.30
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2040 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,063.20	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,063.30	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,062.20	$ 1.30
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2045 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,065.10	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,064.90	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,063.80	$ 1.30
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2050 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,065.10	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,064.90	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,063.80	$ 1.30
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2055 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,065.00	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,065.10	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,063.30	$ 1.30
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2060 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,064.80	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,064.80	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,063.90	$ 1.30
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
VIP Freedom 2065 Portfolio℠
Initial Class	-%-D
Actual		$ 1,000	$ 1,064.80	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E
Service Class	.10%
Actual		$ 1,000	$ 1,065.00	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,063.40	$ 1.30
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom 2015 Portfolio	$1,581,711
VIP Freedom 2020 Portfolio	$13,741,065
VIP Freedom 2035 Portfolio	$3,434,216
VIP Freedom 2040 Portfolio	$3,838,757
VIP Freedom 2045 Portfolio	$2,376,222
VIP Freedom 2050 Portfolio	$2,255,917
VIP Freedom 2055 Portfolio	$228,777
VIP Freedom 2060 Portfolio	$339,475
VIP Freedom 2065 Portfolio	$34,786

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.

VIP Freedom Income Portfolio	40.90%
VIP Freedom 2005 Portfolio	40.40%
VIP Freedom 2010 Portfolio	37.88%
VIP Freedom 2015 Portfolio	34.10%
VIP Freedom 2020 Portfolio	29.99%
VIP Freedom 2025 Portfolio	26.78%
VIP Freedom 2030 Portfolio	22.33%
VIP Freedom 2035 Portfolio	14.99%
VIP Freedom 2040 Portfolio	9.75%
VIP Freedom 2045 Portfolio	8.12%
VIP Freedom 2050 Portfolio	8.20%
VIP Freedom 2055 Portfolio	7.67%
VIP Freedom 2060 Portfolio	7.87%
VIP Freedom 2065 Portfolio	7.72%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

VIP Freedom Income Portfolio	$1,854,838
VIP Freedom 2005 Portfolio	$247,177
VIP Freedom 2010 Portfolio	$6,205,118
VIP Freedom 2015 Portfolio	$1,271,484
VIP Freedom 2020 Portfolio	$9,493,685
VIP Freedom 2025 Portfolio	$5,637,253
VIP Freedom 2030 Portfolio	$9,043,754
VIP Freedom 2035 Portfolio	$2,643,483
VIP Freedom 2040 Portfolio	$1,295,918
VIP Freedom 2045 Portfolio	$459,780
VIP Freedom 2050 Portfolio	$433,729
VIP Freedom 2055 Portfolio	$40,547
VIP Freedom 2060 Portfolio	$64,374
VIP Freedom 2065 Portfolio	$10,422
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Initial Class	Service Class	Service Class 2
VIP Freedom Income Portfolio
February, 2023	0%	0%	0%
December, 2023	2%	2%	2%
VIP Freedom 2005 Portfolio
February, 2023	0%	0%	0%
December, 2023	2%	2%	2%
VIP Freedom 2010 Portfolio
February, 2023	0%	0%	0%
December, 2023	4%	4%	4%
VIP Freedom 2015 Portfolio
February, 2023	0%	0%	0%
December, 2023	7%	7%	7%
VIP Freedom 2020 Portfolio
February, 2023	0%	0%	0%
December, 2023	10%	10%	11%
VIP Freedom 2025 Portfolio
February, 2023	0%	0%	0%
December, 2023	13%	14%	15%
VIP Freedom 2030 Portfolio
February, 2023	0%	0%	0%
December, 2023	15%	16%	17%
VIP Freedom 2035 Portfolio
February, 2023 December, 2023	0% 20%	0% 21%	0% 23%
VIP Freedom 2040 Portfolio
February, 2023	1%	1%	1%
December, 2023	29%	31%	34%
VIP Freedom 2045 Portfolio
February, 2023	1%	1%	1%
December, 2023	33%	35%	39%
VIP Freedom 2050 Portfolio
February, 2023	1%	1%	1%
December, 2023	32%	35%	39%
VIP Freedom 2055 Portfolio
February, 2023	5%	5%	5%
December, 2023	31%	33%	36%
VIP Freedom 2060 Portfolio
February, 2023	22%	22%	22%
December, 2023	31%	33%	35%
VIP Freedom 2065 Portfolio
February, 2023	5%	5%	5%
December, 2023	31%	32%	36%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
VIP Freedom Income Portfolio
Initial Class	12/20/23	$0.0192	$0.0042
Service Class	12/20/23	$0.0185	$0.0042
Service Class 2	12/20/23	$0.0173	$0.0042
VIP Freedom 2005 Portfolio
Initial Class	12/20/23	$0.0198	$0.0043
Service Class	12/20/23	$0.0192	$0.0043
Service Class 2	12/20/23	$0.0185	$0.0043
VIP Freedom 2010 Portfolio
Initial Class	12/20/23	$0.0241	$0.0052
Service Class	12/20/23	$0.0231	$0.0052
Service Class 2	12/20/23	$0.0217	$0.0052
VIP Freedom 2015 Portfolio
Initial Class	12/20/23	$0.0297	$0.0063
Service Class	12/20/23	$0.0283	$0.0063
Service Class 2	12/20/23	$0.0265	$0.0063
VIP Freedom 2020 Portfolio
Initial Class	12/20/23	$0.0379	$0.0080
Service Class	12/20/23	$0.0360	$0.0080
Service Class 2	12/20/23	$0.0333	$0.0080
VIP Freedom 2025 Portfolio
Initial Class	12/20/23	$0.0520	$0.0108
Service Class	12/20/23	$0.0494	$0.0108
Service Class 2	12/20/23	$0.0452	$0.0108
VIP Freedom 2030 Portfolio
Initial Class	12/20/23	$0.0612	$0.0120
Service Class	12/20/23	$0.0580	$0.0120
Service Class 2	12/20/23	$0.0533	$0.0120
VIP Freedom 2035 Portfolio
Initial Class	12/20/23	$0.1283	$0.0231
Service Class	12/20/23	$0.1217	$0.0231
Service Class 2	12/20/23	$0.1116	$0.0231
VIP Freedom 2040 Portfolio
Initial Class	12/20/23	$0.1482	$0.0255
Service Class	12/20/23	$0.1388	$0.0255
Service Class 2	12/20/23	$0.1252	$0.0255
VIP Freedom 2045 Portfolio
Initial Class	12/20/23	$0.1582	$0.0268
Service Class	12/20/23	$0.1489	$0.0268
Service Class 2	12/20/23	$0.1322	$0.0268
VIP Freedom 2050 Portfolio
Initial Class	12/20/23	$0.1423	$0.0242
Service Class	12/20/23	$0.1335	$0.0242
Service Class 2	12/20/23	$0.1196	$0.0242
VIP Freedom 2055 Portfolio
Initial Class	12/28/23	$0.0844	$0.0134
Service Class	12/28/23	$0.0797	$0.0134
Service Class 2	12/28/23	$0.0731	$0.0134
VIP Freedom 2060 Portfolio
Initial Class	12/28/23	$0.0847	$0.0135
Service Class	12/28/23	$0.0795	$0.0135
Service Class 2	12/28/23	$0.0735	$0.0135
VIP Freedom 2065 Portfolio
Initial Class	12/28/23	$0.0854	$0.0133
Service Class	12/28/23	$0.0811	$0.0133
Service Class 2	12/28/23	$0.0720	$0.0133

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Freedom Funds
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contract before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contract. The Board considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in that fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered FMR's staffing as it relates to the funds, including the backgrounds and experience of investment personnel, and also considered FMR's implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the investment adviser, or reports it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board noted that the funds do not pay FMR a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. In its review of the total expense ratio of the representative class (Service Class 2, which was selected because it was the largest class in 2022) of each fund, the Board noted that each fund invests in a class of shares of the underlying Fidelity fund that does not charge a 12b-1 fee. The Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. For each fund, data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Service Class 2 of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Service Class 2 of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Service Class 2 of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group").
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of Service Class 2 of each fund ranked above the competitive median of the similar sales load structure group for 2022. The information provided to the Board indicated that the total expense ratio of Service Class 2 of each fund (except VIP Freedom 2040 Portfolio) ranked below the competitive median of the total expense asset size peer group for 2022 and the total expense ratio of Service Class 2 of VIP Freedom 2040 Portfolio ranked above the total expense asset size peer group for 2022.
The Board considered that Service Class 2 has a 0.25% 12b-1 fee, whereas most of the classes in the insurance universe do not have 12b-1 fees. Additionally, the VIP target date mapped groups may contain a combination of active, blend and passive competitors. When excluding 12b-1 fees from both Fidelity and competitor classes, each fund except VIP Freedom 2025 Portfolio ranked below the similar sales load structure group median for 2022. The Board noted that Fidelity believes the competitive discussion has limited value given that each target date fund has a custom benchmark unique to its own strategy, has different objectives and goals, and can have unique asset class exposures and allocations.
The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure than the others, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.
Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contract should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.826371.119
VIPFF2K-ANN-0224
Fidelity® Variable Insurance Products:

VIP Government Money Market Portfolio

Annual Report
December 31, 2023

Contents

Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary/Performance December 31, 2023 (Unaudited)
Current 7-Day Yields

Initial Class	5.11%
Service Class	5.04%
Service Class 2	4.9%
Investor Class	5.12%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Effective Maturity Diversification (% of Fund's Investments)
Days
1 - 7	63.4
8 - 30	13.2
31 - 60	10.7
61 - 90	3.4
91 - 180	8.0
> 180	1.3
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Asset Allocation (% of Fund's net assets)

Net Other Assets (Liabilities) - (1.0)%

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
U.S. Treasury Debt - 30.1%
	Yield (%)(a)	Principal Amount (b)	Value ($)
U.S. Treasury Inflation Protected Obligations - 1.1%
U.S. Treasury Notes
1/15/24	5.51 to 5.56	89,665,480	89,450,522

U.S. Treasury Obligations - 29.0%
U.S. Treasury Bills
1/2/24 to 6/13/24	5.31 to 5.46	2,251,305,000	2,237,305,435
U.S. Treasury Notes
1/31/24 to 10/31/24 (c)	5.26 to 5.47	152,000,000	151,742,050
TOTAL U.S. TREASURY OBLIGATIONS			2,389,047,485
TOTAL U.S. TREASURY DEBT (Cost $2,478,498,007)			2,478,498,007

U.S. Government Agency Debt - 21.9%
	Yield (%)(a)	Principal Amount (b)	Value ($)
Federal Agencies - 21.9%
Federal Farm Credit Bank
1/23/24 to 12/15/25 (c)(d)	5.45 to 5.60	273,542,000	273,537,905
Federal Home Loan Bank
1/5/24 to 12/11/25 (c)	4.92 to 5.59	1,494,520,000	1,493,810,144
Freddie Mac
6/12/24	5.35	30,000,000	30,000,000

TOTAL U.S. GOVERNMENT AGENCY DEBT (Cost $1,797,348,049)			1,797,348,049

U.S. Government Agency Repurchase Agreement - 17.9%
	Maturity Amount ($)	Value ($)
In a joint trading account at 5.34% dated 12/29/23 due 1/2/24 (Collateralized by U.S. Government Obligations) #	554,649,843	554,321,000
With:
ABN AMRO Bank NV at 5.35%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Government Obligations valued at $16,329,764, 2.00% - 6.00%, 5/15/32 - 8/1/53)	16,009,511	16,000,000
BMO Harris Bank NA at:
5.33%, dated:
11/30/23 due 1/2/24 (Collateralized by U.S. Government Obligations valued at $5,124,918, 3.00%, 4/20/52)	5,024,429	5,000,000
12/14/23 due 1/5/24 (Collateralized by U.S. Government Obligations valued at $2,045,740, 3.00%, 4/20/52)	2,010,364	2,000,000
5.35%, dated 12/27/23 due 1/3/24 (Collateralized by U.S. Government Obligations valued at $7,146,367, 3.00%, 4/20/52)	7,007,282	7,000,000
BNP Paribas, SA at:
5.36%, dated 12/14/23 due 1/5/24 (Collateralized by U.S. Government Obligations valued at $75,020,709, 0.00% - 6.50%, 4/30/25 - 11/1/53)	73,673,871	73,000,000
5.38%, dated 12/4/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $18,538,187, 0.00% - 6.00%, 1/31/24 - 7/1/53)	18,169,470	18,000,000
5.39%, dated 12/5/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $18,505,051, 0.00% - 6.50%, 8/15/25 - 2/15/53)	18,167,090	18,000,000
5.4%, dated:
11/16/23 due 2/16/24 (Collateralized by U.S. Treasury Obligations valued at $12,349,251, 0.00% - 5.50%, 10/31/25 - 2/15/53)	12,165,600	12,000,000
11/17/23 due 2/20/24 (Collateralized by U.S. Treasury Obligations valued at $12,336,550, 0.00% - 5.53%, 1/31/25 - 6/1/53)	12,171,000	12,000,000
11/30/23 due 2/29/24 (Collateralized by U.S. Treasury Obligations valued at $18,572,027, 0.00% - 5.50%, 10/31/24 - 8/15/53)	18,245,700	18,000,000
12/1/23 due 3/1/24 (Collateralized by U.S. Treasury Obligations valued at $23,714,264, 0.00% - 6.00%, 10/31/24 - 7/1/53)	23,313,950	23,000,000
12/13/23 due 3/13/24 (Collateralized by U.S. Treasury Obligations valued at $12,279,786, 0.00% - 5.53%, 1/31/25 - 6/1/53)	12,163,800	12,000,000
BNY Mellon Capital Markets Corp. at 5.35%, dated 12/14/23 due 2/1/24 (Collateralized by U.S. Treasury Obligations valued at $16,367,621, 0.00% - 6.50%, 1/11/24 - 1/1/54)	16,116,511	16,000,000
BofA Securities, Inc. at:
5.33%, dated 11/30/23 due 1/2/24 (Collateralized by U.S. Government Obligations valued at $33,824,457, 2.99% - 5.50%, 7/18/34 - 7/1/53)	33,161,233	33,000,000
5.35%, dated 11/27/23 due 1/5/24 (Collateralized by U.S. Government Obligations valued at $5,127,285, 2.50% - 8.00%, 4/15/30 - 9/20/63)	5,049,042	5,000,000
5.46%, dated 9/27/23 due 1/5/24 (Collateralized by U.S. Government Obligations valued at $4,139,158, 0.33% - 7.00%, 6/3/24 - 10/20/63) (c)(d)(e)	4,073,407	4,000,000
5.48%, dated:
9/28/23 due 1/25/24 (Collateralized by U.S. Government Obligations valued at $5,173,458, 2.00% - 8.50%, 8/1/25 - 11/1/61) (c)(d)(e)	5,090,572	5,000,000
10/31/23 due 2/1/24 (Collateralized by U.S. Government Obligations valued at $5,148,259, 0.33% - 6.50%, 6/3/24 - 8/20/63) (c)(d)(e)	5,070,783	5,000,000
CIBC Bank U.S.A. at:
5.32%, dated 12/13/23 due 1/5/24 (Collateralized by U.S. Government Obligations valued at $9,207,132, 2.00% - 5.00%, 6/1/28 - 7/20/53)	9,045,220	9,000,000
5.36%, dated 11/20/23 due 1/5/24 (Collateralized by U.S. Government Obligations valued at $4,106,122, 2.00% - 5.50%, 12/1/50 - 8/1/53)	4,037,520	4,000,000
5.41%, dated 11/20/23 due 1/22/24 (Collateralized by U.S. Government Obligations valued at $1,057,446, 0.51% - 5.00%, 7/20/53 - 10/16/64)	1,009,468	1,000,000
Citibank NA at 5.35%, dated 12/28/23 due 1/4/24 (Collateralized by U.S. Government Obligations valued at $13,269,853, 2.00% - 7.00%, 7/1/26 - 1/1/54)	13,013,524	13,000,000
Citigroup Global Capital Markets, Inc. at:
5.33%, dated 11/27/23 due 1/2/24 (Collateralized by U.S. Government Obligations valued at $14,356,126, 0.25% - 7.00%, 5/15/24 - 12/20/53)	14,074,620	14,000,000
5.35%, dated 12/28/23 due 1/4/24 (Collateralized by U.S. Government Obligations valued at $20,415,206, 0.25% - 7.00%, 5/15/24 - 11/20/53)	20,020,806	20,000,000
Fixed Income Clearing Corp. SSB (Gov. Repo) at 5.35%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Government Obligations valued at $17,756,188, 2.00% - 7.00%, 5/1/33 - 1/1/54)	17,010,106	17,000,000
Goldman Sachs & Co. at:
5.33%, dated 12/26/23 due 1/2/24 (Collateralized by U.S. Government Obligations valued at $60,242,370, 1.50% - 7.00%, 2/1/25 - 11/1/53)	59,061,147	59,000,000
5.34%, dated:
12/27/23 due 1/3/24 (Collateralized by U.S. Government Obligations valued at $82,693,533, 2.63% - 6.50%, 3/31/25 - 7/15/57)	81,084,105	81,000,000
12/29/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $83,689,680, 3.13%, 11/15/41)	82,085,143	82,000,000
5.37%, dated 12/28/23 due 1/4/24 (Collateralized by U.S. Government Obligations valued at $26,539,780, 2.00% - 6.50%, 7/1/30 - 8/1/53)	26,027,148	26,000,000
ING Financial Markets LLC at 5.36%, dated:
12/14/23 due 2/1/24 (Collateralized by U.S. Government Obligations valued at $15,343,282, 0.00% - 7.00%, 2/8/24 - 12/1/53)	15,109,433	15,000,000
12/15/23 due 2/2/24 (Collateralized by U.S. Government Obligations valued at $6,136,417, 0.88% - 2.00%, 11/15/30 - 9/1/51)	6,043,773	6,000,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at 5.36%, dated 12/14/23 due 3/7/24 (Collateralized by U.S. Government Obligations valued at $41,938,304, 2.50% - 6.00%, 4/1/25 - 10/1/53)	41,512,773	41,000,000
MUFG Securities (Canada), Ltd. at 5.36%, dated 12/14/23 due 3/7/24 (Collateralized by U.S. Government Obligations valued at $8,183,428, 1.50% - 7.04%, 10/1/35 - 1/20/72)	8,100,053	8,000,000
RBC Dominion Securities at:
5.35%, dated 12/14/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $44,201,267, 0.00% - 8.00%, 1/15/24 - 1/1/54)	43,306,733	43,000,000
5.38%, dated 11/9/23 due 1/5/24 (Collateralized by U.S. Government Obligations valued at $24,677,872, 0.00% - 8.00%, 1/11/24 - 12/1/53)	24,218,787	24,000,000
RBC Financial Group at 5.35%, dated 12/14/23 due 1/5/24 (Collateralized by U.S. Government Obligations valued at $97,271,896, 0.00% - 6.50%, 2/6/24 - 1/1/57)	95,691,785	95,000,000
TD Securities (U.S.A.) at 5.35%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Government Obligations valued at $15,309,095, 5.50% - 7.50%, 4/20/53 - 10/20/53)	15,008,917	15,000,000
Wells Fargo Securities, LLC at:
5.41%, dated 11/15/23 due 1/16/24 (Collateralized by U.S. Government Obligations valued at $12,328,292, 4.50%, 7/1/53)	12,111,807	12,000,000
5.43%, dated 12/19/23 due 3/21/24 (Collateralized by U.S. Government Obligations valued at $23,509,540, 5.50%, 11/1/33)	23,322,633	23,000,000
5.44%, dated 11/21/23 due 2/21/24 (Collateralized by U.S. Government Obligations valued at $24,635,367, 6.50%, 12/1/53)	24,333,653	24,000,000
TOTAL U.S. GOVERNMENT AGENCY REPURCHASE AGREEMENT (Cost $1,470,321,000)		1,470,321,000

U.S. Treasury Repurchase Agreement - 31.1%
	Maturity Amount ($)	Value ($)
With:
ABN AMRO Bank NV at 5.34%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $10,206,130, 0.38% - 4.00%, 11/30/26 - 11/15/42)	10,005,933	10,000,000
Barclays Bank PLC at:
5.32%, dated 12/14/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $29,663,121, 0.00%, 3/7/24)	29,214,278	29,000,000
5.34%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $20,412,172, 0.00%, 1/4/24 - 1/11/24)	20,011,867	20,000,000
BMO Capital Markets Corp. at 5.34%, dated 12/27/23 due 1/3/24 (Collateralized by U.S. Treasury Obligations valued at $4,083,646, 0.00% - 4.00%, 8/8/24 - 11/15/48)	4,004,153	4,000,000
BNP Paribas, SA at 5.39%, dated 12/1/23 due 3/1/24 (Collateralized by U.S. Treasury Obligations valued at $12,298,671, 0.38% - 5.50%, 10/31/25 - 5/15/48)	12,163,497	12,000,000
BofA Securities, Inc. at 5.32%, dated 11/30/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $5,124,896, 1.50%, 1/31/27)	5,024,383	5,000,000
CIBC Bank U.S.A. at 5.37%, dated:
11/2/23 due 1/4/24 (Collateralized by U.S. Treasury Obligations valued at $13,471,510, 0.75% - 4.63%, 6/30/24 - 8/15/53)	13,122,168	13,000,000
11/6/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $1,028,715, 1.13% - 5.00%, 10/31/25 - 8/15/53)	1,013,723	1,000,000
Credit AG at:
5.35%, dated 12/26/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $8,168,569, 0.75%, 4/30/26)	8,011,889	8,000,000
5.36%, dated 12/18/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $8,178,295, 0.75%, 4/30/26)	8,036,924	8,000,000
Federal Reserve Bank of New York at 5.3%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $1,654,974,044, 0.25% - 4.25%, 5/15/24 - 5/15/45)	1,654,974,022	1,654,000,000
Fixed Income Clearing Corp. - BNP at 5.35%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $131,658,242, 1.13% - 5.53%, 1/31/24 - 11/15/53)	129,076,683	129,000,000
Fixed Income Clearing Corp. - BNYM at 5.33%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $177,480,090, 3.88%, 12/31/27)	174,103,047	174,000,000
Fixed Income Clearing Corp. - SSB at 5.32%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $159,120,010, 2.75%, 4/30/27)	156,092,213	156,000,000
Fixed Income Clearing Corp.- Morgan Stanley & CO LLC at 5.34%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $19,384,053, 3.75%, 4/15/26)	19,011,273	19,000,000
Goldman Sachs & Co. at 5.33%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $14,288,467, 4.63%, 10/15/26)	14,008,291	14,000,000
ING Financial Markets LLC at:
5.33%, dated 12/26/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $1,021,331, 1.25% - 4.88%, 11/30/26 - 2/15/53)	1,001,036	1,000,000
5.34%, dated 12/29/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $2,045,666, 1.13% - 4.50%, 8/15/39 - 5/15/47)	2,002,077	2,000,000
5.37%, dated:
11/9/23 due 1/4/24 (Collateralized by U.S. Treasury Obligations valued at $5,141,145, 0.00% - 4.88%, 8/8/24 - 5/15/42)	5,041,767	5,000,000
11/10/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $5,143,173, 0.00% - 4.38%, 5/16/24 - 11/15/50)	5,041,767	5,000,000
5.38%, dated 12/1/23 due 2/1/24 (Collateralized by U.S. Treasury Obligations valued at $5,124,531, 2.00% - 4.75%, 8/15/24 - 2/15/50)	5,046,328	5,000,000
Lloyds Bank PLC at:
5.49%, dated:
11/20/23 due 2/20/24 (Collateralized by U.S. Treasury Obligations valued at $4,115,947, 0.75% - 3.88%, 11/15/24 - 12/31/27)	4,056,120	4,000,000
11/24/23 due 2/26/24 (Collateralized by U.S. Treasury Obligations valued at $5,141,823, 0.75% - 3.88%, 11/15/24 - 12/31/27)	5,071,675	5,000,000
12/20/23 due 3/20/24 (Collateralized by U.S. Treasury Obligations valued at $7,153,714, 2.75% - 3.88%, 1/31/25)	7,097,143	7,000,000
5.5%, dated 11/29/23 due 2/29/24 (Collateralized by U.S. Treasury Obligations valued at $4,104,943, 2.00% - 3.88%, 6/15/25 - 12/31/27)	4,056,222	4,000,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at:
5.34%, dated 12/14/23 due 3/7/24 (Collateralized by U.S. Treasury Obligations valued at $10,228,770, 1.25% - 4.88%, 7/31/24 - 10/31/30)	10,124,600	10,000,000
5.38%, dated 12/22/23 due 1/16/24 (Collateralized by U.S. Treasury Obligations valued at $5,108,415, 0.00% - 4.38%, 10/3/24 - 8/15/43)	5,018,681	5,000,000
Mizuho Bank, Ltd. at 5.34%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $20,449,995, 2.88%, 5/15/28)	20,011,867	20,000,000
MUFG Securities (Canada), Ltd. at:
5.34%, dated 12/14/23 due:
1/5/24 (Collateralized by U.S. Treasury Obligations valued at $4,094,950, 0.50% - 5.00%, 9/30/25 - 11/15/53)	4,029,073	4,000,000
3/7/24 (Collateralized by U.S. Treasury Obligations valued at $8,192,647, 0.25% - 4.88%, 4/30/24 - 2/15/53)	8,099,680	8,000,000
5.38%, dated 12/22/23 due 1/16/24 (Collateralized by U.S. Treasury Obligations valued at $5,108,468, 2.38% - 5.00%, 10/31/25 - 11/15/49)	5,018,681	5,000,000
MUFG Securities EMEA PLC at:
5.34%, dated:
12/15/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $16,372,522, 1.25% - 4.00%, 3/15/25)	16,056,960	16,000,000
12/18/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $12,322,928, 0.75% - 3.63%, 8/31/26 - 2/15/44)	12,032,040	12,000,000
12/19/23 due 1/3/24 (Collateralized by U.S. Treasury Obligations valued at $8,181,672, 2.88%, 5/31/25)	8,017,800	8,000,000
12/26/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $8,169,300, 2.50%, 2/28/26)	8,015,427	8,000,000
5.35%, dated 12/14/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $8,217,680, 2.13%, 5/15/25)	8,029,722	8,000,000
Natixis SA at 5.35%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $16,384,258, 0.38% - 5.38%, 6/30/24 - 11/15/53)	16,009,511	16,000,000
NatWest Markets Securities, Inc. at:
5.33%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $4,122,450, 1.25%, 5/15/50)	4,002,369	4,000,000
5.34%, dated 12/27/23 due 1/3/24 (Collateralized by U.S. Treasury Obligations valued at $20,535,224, 1.38% - 4.13%, 11/15/40 - 8/15/53)	20,020,767	20,000,000
Norinchukin Bank at 5.4%, dated 12/4/23 due 1/9/24 (Collateralized by U.S. Treasury Obligations valued at $5,119,171, 3.88%, 2/15/43)	5,027,000	5,000,000
RBC Dominion Securities at:
5.34%, dated 12/14/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $6,137,625, 0.75% - 4.75%, 1/15/25 - 11/15/53)	6,042,720	6,000,000
5.38%, dated 11/9/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $21,765,969, 0.63% - 4.75%, 5/31/25 - 11/15/53)	21,194,577	21,000,000
5.4%, dated 11/8/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $17,483,504, 0.25% - 5.00%, 5/31/25 - 5/15/53)	17,234,600	17,000,000
Societe Generale at 5.35%, dated:
12/26/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $19,400,195, 1.25% - 2.75%, 3/31/28 - 8/15/46)	19,019,765	19,000,000
12/29/23 due 1/5/24 (Collateralized by U.S. Treasury Obligations valued at $23,473,953, 0.25% - 2.50%, 10/31/25 - 8/15/46)	23,023,926	23,000,000
TD Securities (U.S.A.) at 5.33%, dated 12/29/23 due 1/2/24 (Collateralized by U.S. Treasury Obligations valued at $15,309,151, 1.13% - 4.00%, 2/15/24 - 10/31/26)	15,008,883	15,000,000
Wells Fargo Bank NA at 5.41%, dated 11/13/23 due 1/12/24 (Collateralized by U.S. Treasury Obligations valued at $11,304,605, 0.25% - 5.00%, 1/31/24 - 5/15/53)	11,099,183	11,000,000
TOTAL U.S. TREASURY REPURCHASE AGREEMENT (Cost $2,555,000,000)		2,555,000,000

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $8,301,167,056)	8,301,167,056
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(80,976,376)
NET ASSETS - 100.0%	8,220,190,680

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	The maturity amount is based on the rate at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in these securities. For more information on valuation inputs, refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value ($)
$554,321,000 due 1/02/24 at 5.34%
BNY Mellon Capital Markets LLC	10,749,000
Bank of America, N.A.	31,134,000
Bank of Nova Scotia	9,367,000
BofA Securities, Inc.	13,519,000
Citigroup Global Markets, Inc.	35,385,000
Credit Agricole CIB New York Branch	9,373,000
HSBC Securities (USA), Inc.	11,707,000
ING Financial Markets LLC	4,244,000
JP Morgan Securities LLC	13,735,000
Mitsubishi UFJ Securities Holdings Ltd	15,567,000
Mizuho Securities USA, Inc.	12,972,000
Nomura Securities International	71,584,000
RBC Dominion Securities, Inc.	74,541,000
Royal Bank of Canada	17,965,000
Societe Generale	9,000,000
Sumitomo Mitsui Banking Corp.	160,252,000
Sumitomo Mitsui Banking Corp. NY	28,120,000
Wells Fargo Bank National Association	7,811,000
Wells Fargo Securities LLC	17,296,000
554,321,000
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including repurchase agreements of $4,025,321,000) - See accompanying schedule Unaffiliated issuers (cost $8,301,167,056):		$8,301,167,056
Cash		40,296,374
Receivable for investments sold		10,952,255
Receivable for fund shares sold		24,939,894
Interest receivable		18,828,650
Prepaid expenses		6,238
Total assets		8,396,190,467
Liabilities
Payable for investments purchased	$160,786,964
Payable for fund shares redeemed	10,191,840
Distributions payable	2,285,366
Accrued management fee	1,530,866
Distribution and service plan fees payable	268,795
Other affiliated payables	600,523
Other payables and accrued expenses	335,433
Total Liabilities		175,999,787
Net Assets		$8,220,190,680
Net Assets consist of:
Paid in capital		$8,219,909,110
Total accumulated earnings (loss)		281,570
Net Assets		$8,220,190,680

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($2,594,541,683 ÷ 2,594,723,037 shares)		$1.00
Service Class :
Net Asset Value, offering price and redemption price per share ($2,289,475,966 ÷ 2,289,544,073 shares)		$1.00
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($319,430,155 ÷ 319,415,218 shares)		$1.00
Investor Class :
Net Asset Value, offering price and redemption price per share ($3,016,742,876 ÷ 3,016,038,340 shares)		$1.00
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$366,317,016
Expenses
Management fee	$14,939,914
Transfer agent fees	5,533,766
Distribution and service plan fees	2,665,738
Accounting fees and expenses	597,143
Custodian fees and expenses	55,365
Independent trustees' fees and expenses	24,921
Registration fees	55,098
Audit	50,834
Legal	12,930
Miscellaneous	282,974
Total expenses before reductions	24,218,683
Expense reductions	(229,989)
Total expenses after reductions		23,988,694
Net Investment income (loss)		342,328,322
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(28,379)
Total net realized gain (loss)		(28,379)
Net increase in net assets resulting from operations		$342,299,943
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$342,328,322	$89,059,612
Net realized gain (loss)	(28,379)	15,635
Net increase in net assets resulting from operations	342,299,943	89,075,247
Distributions to shareholders	(342,294,738)	(89,092,946)

Share transactions - net increase (decrease)	1,383,362,442	1,738,898,144
Total increase (decrease) in net assets	1,383,367,647	1,738,880,445

Net Assets
Beginning of period	6,836,823,033	5,097,942,588
End of period	$8,220,190,680	$6,836,823,033

Financial Highlights
VIP Government Money Market Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.048	.014	- B	.003	.020
Net realized and unrealized gain (loss) B	-	-	-	-	-
Total from investment operations	.048	.014	- B	.003	.020
Distributions from net investment income	(.048)	(.014)	- B	(.003)	(.020)
Total distributions	(.048)	(.014)	- B	(.003)	(.020)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return C,D	4.89%	1.44%	.01%	.32%	2.02%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.29%	.24%	.23%	.24%	.26%
Expenses net of fee waivers, if any	.29%	.22%	.08%	.20%	.26%
Expenses net of all reductions	.29%	.22%	.08%	.20%	.26%
Net investment income (loss)	4.83%	1.52%	.01%	.29%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$2,594,542	$2,210,498	$1,477,559	$2,255,440	$2,182,100

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BAmount represents less than $.0005 per share.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

VIP Government Money Market Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.047	.013	- B	.003	.019
Net realized and unrealized gain (loss)	- B	.001	- B	- B	- B
Total from investment operations	.047	.014	- B	.003	.019
Distributions from net investment income	(.047)	(.014)	- B	(.003)	(.019)
Total distributions	(.047)	(.014)	- B	(.003)	(.019)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return C,D	4.79%	1.36%	.01%	.28%	1.92%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.39%	.34%	.33%	.34%	.36%
Expenses net of fee waivers, if any	.39%	.30%	.08%	.23%	.36%
Expenses net of all reductions	.39%	.29%	.08%	.23%	.36%
Net investment income (loss)	4.73%	1.44%	.01%	.26%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$2,289,476	$1,796,084	$1,447,279	$1,641,207	$1,179,143

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BAmount represents less than $.0005 per share.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

VIP Government Money Market Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.045	.013	- B	.002	.017
Net realized and unrealized gain (loss) B	-	-	-	-	-
Total from investment operations	.045	.013	- B	.002	.017
Distributions from net investment income	(.045)	(.013)	- B	(.002)	(.017)
Total distributions	(.045)	(.013)	- B	(.002)	(.017)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return C,D	4.63%	1.26%	.01%	.24%	1.76%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.54%	.49%	.48%	.49%	.51%
Expenses net of fee waivers, if any	.54%	.40%	.08%	.28%	.51%
Expenses net of all reductions	.54%	.40%	.08%	.28%	.51%
Net investment income (loss)	4.58%	1.34%	.01%	.21%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$319,430	$238,428	$203,035	$221,428	$220,990

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BAmount represents less than $.0005 per share.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

VIP Government Money Market Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss) A	.048	.014	- B	.003	.020
Net realized and unrealized gain (loss) B	-	-	-	-	-
Total from investment operations	.048	.014	- B	.003	.020
Distributions from net investment income	(.048)	(.014)	- B	(.003)	(.020)
Total distributions	(.048)	(.014)	- B	(.003)	(.020)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return C,D	4.87%	1.42%	.01%	.31%	1.99%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.32%	.27%	.25%	.26%	.28%
Expenses net of fee waivers, if any	.31%	.24%	.08%	.21%	.28%
Expenses net of all reductions	.31%	.24%	.08%	.21%	.28%
Net investment income (loss)	4.81%	1.50%	.01%	.28%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$3,016,743	$2,591,813	$1,970,069	$2,094,839	$1,939,981

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BAmount represents less than $.0005 per share.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Government Money Market Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. Gains and losses on securities sold are determined on the basis of identified cost.  Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$-
Gross unrealized depreciation	-
Net unrealized appreciation (depreciation)	$-
Tax Cost	$8,301,167,056

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$271,630
Capital loss carryforward	$(28,100)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$-
Long-term	(28,100)
Total capital loss carryforward	$(28,100)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$342,294,738	$89,092,946
Total	$342,294,738	$89,092,946

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, funds and other registered investment companies having management contracts with Fidelity Management and Research Company LLC, or its affiliates are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by cash or government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The collateral balance is monitored on a daily basis to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.
3. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is calculated on the basis of a group fee rate plus a total income-based component. The annualized group fee rate averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. The total income-based component is comprised of an income-based fee and an asset-based fee, and is calculated according to a graduated schedule providing for different rates based on the Fund's gross annualized yield. The rate increases as the Fund's gross yield increases.

During the period the income-based portion of this fee was $8,008,484 or an annual rate of .11% of the Fund's average net assets. For the reporting period, the Fund's total annual management fee rate was .21% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,971,072
Service Class 2	694,666
$2,665,738

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$ 1,434,407.07
Service Class	1,340,329.07
Service Class 2	188,949.07
Investor Class	2,570,081.09
	$5,533,766

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Government Money Market Portfolio	0.0083%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Government Money Market Portfolio	.01
Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	0.15
Service Class	0.15
Service Class 2	0.15
Investor Class	0.18

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. During the period, there were no interfund trades.
4. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $7,460.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $222,529.
5. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Government Money Market Portfolio
Distributions to shareholders
Initial Class	$ 102,114,967	$26,100,871
Service Class	93,288,370	23,891,059
Service Class 2	12,727,490	3,030,060
Investor Class	134,163,911	36,070,956
Total	$342,294,738	$89,092,946
6. Share Transactions.
Transactions for each class of shares at a $1.00 per share were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Government Money Market Portfolio
Initial Class
Shares sold	2,678,433,367	2,312,880,114	$2,678,433,368	$2,312,880,114
Reinvestment of distributions	101,451,920	25,861,990	101,451,920	25,861,990
Shares redeemed	(2,395,779,271)	(1,605,727,372)	(2,395,779,271)	(1,605,727,372)
Net increase (decrease)	384,106,016	733,014,732	$384,106,017	$733,014,732
Service Class
Shares sold	1,936,736,029	1,578,838,852	$1,936,736,029	$1,578,838,852
Reinvestment of distributions	92,851,034	23,697,767	92,851,034	23,697,767
Shares redeemed	(1,536,162,855)	(1,253,691,448)	(1,536,162,855)	(1,253,691,448)
Net increase (decrease)	493,424,208	348,845,171	$493,424,208	$348,845,171
Service Class 2
Shares sold	324,195,319	176,575,026	$324,195,319	$176,575,026
Reinvestment of distributions	12,647,436	3,004,386	12,647,436	3,004,386
Shares redeemed	(255,857,046)	(144,180,470)	(255,857,046)	(144,180,470)
Net increase (decrease)	80,985,709	35,398,942	$80,985,709	$35,398,942
Investor Class
Shares sold	799,423,897	1,286,781,944	$799,423,897	$1,286,781,944
Reinvestment of distributions	133,600,121	35,784,583	133,600,121	35,784,583
Shares redeemed	(508,177,510)	(700,927,228)	(508,177,510)	(700,927,228)
Net increase (decrease)	424,846,508	621,639,299	$424,846,508	$621,639,299
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Government Money Market Portfolio	40%	1	13%
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Government Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Government Money Market Portfolio (one of the funds constituting Variable Insurance Products Fund V, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Government Money Market Portfolio
Initial Class **	.29%
Actual		$ 1,000	$ 1,025.60	$ 1.48
Hypothetical-B		$ 1,000	$ 1,023.74	$ 1.48
Service Class **	.39%
Actual		$ 1,000	$ 1,025.10	$ 1.99
Hypothetical-B		$ 1,000	$ 1,023.24	$ 1.99
Service Class 2 **	.54%
Actual		$ 1,000	$ 1,024.30	$ 2.76
Hypothetical-B		$ 1,000	$ 1,022.48	$ 2.75
Investor Class **	.32%
Actual		$ 1,000	$ 1,025.50	$ 1.63
Hypothetical-B		$ 1,000	$ 1,023.59	$ 1.63

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
VIP Government Money Market Portfolio
Initial Class	.16%
Actual		$ 0.82
Hypothetical- B		$ 0.82
Service Class	.26%
Actual		$ 1.33
Hypothetical- B		$ 1.33
Service Class 2	.41%
Actual		$ 2.09
Hypothetical- B		$ 2.09
Investor Class	.19%
Actual		$ 0.97
Hypothetical- B		$ 0.97

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 36.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $342,294,739 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Government Money Market Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Investor Class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods.
The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Investor Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board recognized that the income-based component of the fund's management fee, which few competitors have, varies depending on the level of the fund's monthly gross income, providing for higher fees at higher income levels, and for lower fees at lower income levels. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Investor Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Investor Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Investor Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of Investor Class of the fund ranked above the competitive median of the similar sales load structure group for 2022 and above the competitive median of the total expense asset size peer group for 2022.
The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
In the information provided to the Board, Fidelity noted that competitor comparisons for money market funds are challenging due, in part, to the frequent imposition of reimbursements and waivers on money market funds in recent years. The Board considered that Fidelity believes that excluding fee waivers and reimbursements provides a better total expense comparison until such waivers are less prevalent in competitor data. When fee waivers and reimbursements are excluded from competitor data, the fund's total expense ratio ranked below the competitive medians for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.701157.126
VIPMM-ANN-0224
Fidelity® Variable Insurance Products:

VIP FundsManager® 20% Portfolio
VIP FundsManager® 30% Portfolio
VIP FundsManager® 40% Portfolio
VIP FundsManager® 50% Portfolio
VIP FundsManager® 60% Portfolio
VIP FundsManager® 70% Portfolio
VIP FundsManager® 85% Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
VIP FundsManager® 20% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 30% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 40% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 50% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 60% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 70% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP FundsManager® 85% Portfolio
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP FundsManager® 20% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Service Class	8.15%	3.90%	3.19%
Service Class 2	7.91%	3.74%	3.03%
Investor Class	8.15%	3.90%	3.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 20% Portfolio - Investor Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP FundsManager® 30% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for VIP FundsManager® 30% Portfolio will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 30% Portfolio - Investor Class, a class of the fund, on April 13, 2023, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP FundsManager® 40% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for VIP FundsManager® 40% Portfolio will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 40% Portfolio - Investor Class, a class of the fund, on April 13, 2023, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP FundsManager® 50% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Service Class	12.85%	7.52%	5.51%
Service Class 2	12.65%	7.36%	5.35%
Investor Class	12.96%	7.52%	5.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 50% Portfolio - Investor Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP FundsManager® 60% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Service Class	14.17%	8.61%	6.26%
Service Class 2	14.08%	8.43%	6.10%
Investor Class	14.17%	8.61%	6.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 60% Portfolio - Investor Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP FundsManager® 70% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Service Class	15.72%	9.76%	6.89%
Service Class 2	15.57%	9.58%	6.74%
Investor Class	15.73%	9.74%	6.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 70% Portfolio - Investor Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP FundsManager® 85% Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Service Class	17.69%	11.37%	7.93%
Service Class 2	17.48%	11.10%	7.72%
Investor Class	17.68%	11.26%	7.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP FundsManager® 85% Portfolio - Investor Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Management's Discussion of Fund Performance
Market Recap:
For 2023, continued global economic expansion and a slowing in the pace of inflation contributed to a favorable backdrop for risk assets. After struggling throughout much of 2022, risk assets strongly rebounded the past year, with U.S. large-cap stocks leading, driven partly by a narrow set of companies in the information technology and communication services sectors amid excitement for generative artificial intelligence. Assets broadly gained in the final two months of 2023 after investor sentiment largely shifted to a view that policy interest rates had peaked in most countries following one of the most dramatic monetary tightening cycles on record by the U.S. Federal Reserve and other central banks.
International equities rose 15.82% for the 12 months, according to the MSCI ACWI (All Country World Index) ex USA Index. Each of the six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. Each of the 11 sectors also advanced, with tech (+37%) and industrials (+24%) leading the way. Financials (+17%) also topped the return of the broad index. Conversely, consumer staples (+5%) lagged most, followed by real estate (+6%).
U.S. stocks gained 26.06% for the year, as measured by the Dow Jones U.S. Total Stock Market Index, as all but two sectors rose. Information technology (+60%), communication services (+53%) and consumer discretionary (+41%) led by the widest margins. Conversely, utilities (-7%) and energy (0%) lagged most. Growth stocks broadly outpaced value, while larger-caps topped small-caps. Commodities returned -7.91%, according to the Bloomberg Commodity Index Total Return.
U.S. taxable investment-grade bonds returned 5.53% for the 12 months, per the Bloomberg U.S. Aggregate Bond Index, as the Fed slowed the pace of, and eventually paused, interest rate increases, allowing bond prices to stabilize. Since March 2022, the Fed has hiked its benchmark interest rate 11 times, by 5.25 percentage points, while allowing up to billions in bonds to mature each month without investing the proceeds. U.S. investment-grade corporate bonds (+8.18%) topped short-term U.S. Treasuries (+5.15%), while commercial mortgage-backed securities returned (+5.42%) and agencies gained (+5.13%) also advanced. Outside the index, leveraged loans (+13.72%), U.S. high-yield bonds (+13.47%), emerging-markets debt (+10.45%) and Treasury Inflation-Protected Securities (+3.90%) all gained.
Comments from Co-Portfolio Managers Avishek Hazrachoudhury and Katie Shaw:
For the year, the Portfolios' Investor Class shares gained about 8% to 18%, with each trailing its respective Composite index. In what was a favorable environment for stocks and other risk assets, security selection substantially aided the Portfolios' relative returns in 2023, whereas asset class positioning hurt. The Portfolios' core equity allocation strategy was the main detractor versus Composite indexes this year. Specifically, the combination of a modest underweight in the U.S., along with equal-weighted exposure to developed international markets (DM) and emerging markets (EM), worked against relative performance. U.S. stocks outperformed their international DM and EM counterparts, so our positioning proved unfavorable. Within U.S. equities, value-oriented and low-volatility investments, which underperformed the Portfolios' broader equity benchmark, further detracted. An out-of-index stake in commodity-related securities also weighed on the Portfolios' relative results. Elsewhere, our fixed-income strategy of underweighting investment-grade (IG) bonds, as well as cash, in favor of non-Composite allocations to riskier segments of the debt market, modestly weighed on relative performance. Of note, positioning in IG bonds helped, however rising interest rates during much of the period proved to be a headwind for the portfolio's allocations to long-term U.S. Treasuries and Treasury Inflation-Protected Securities. In terms of security selection, investment choices among international stocks added the most value. Within the DM, Fidelity® International Capital Appreciation Fund and Fidelity® Overseas Fund were the top contributors, while in EM, Fidelity® Emerging Markets Fund and Fidelity® Emerging Markets Discovery Fund were standout performers. Turning to fixed income, Fidelity® Total Bond Fund and Fidelity® VIP Investment Grade Bond Portfolio notably contributed, thanks to strong security selection.
Note to shareholders:
On November 1, 2023, Katie Shaw succeeded Geoff Stein as Co-Manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP FundsManager® 20% Portfolio
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

Fidelity Total Bond Fund	24.3
VIP Investment Grade Bond II Portfolio Investor Class	24.0
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29%	18.3
VIP Stock Selector All Cap Portfolio Investor Class	13.7
Fidelity Cash Central Fund 5.40%	3.4
Fidelity Overseas Fund	2.4
Fidelity Emerging Markets Fund	1.8
Fidelity Floating Rate High Income Fund	1.3
Fidelity Hedged Equity Fund	1.3
Fidelity Inflation-Protected Bond Index Fund	1.2
91.7

Asset Allocation (% of Fund's net assets)

Futures - (3.1)%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 20% Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Equity Funds - 26.2%
	Shares	Value ($)
Fidelity Canada Fund (a)	22,668	1,461,838
Fidelity Commodity Strategy Fund (a)	21,772	1,975,189
Fidelity Contrafund (a)	93,399	1,502,791
Fidelity Emerging Markets Discovery Fund (a)	474,051	7,788,655
Fidelity Emerging Markets Fund (a)	372,765	13,333,819
Fidelity Enhanced International ETF (a)	184,916	4,900,274
Fidelity Enhanced Large Cap Value ETF (a)	25,475	684,004
Fidelity Equity-Income Fund (a)	36,168	2,439,882
Fidelity Hedged Equity Fund (a)	847,537	9,407,664
Fidelity Infrastructure Fund (a)	62,283	759,224
Fidelity International Capital Appreciation Fund (a)	136,304	3,614,793
Fidelity International Discovery Fund (a)	92,070	4,086,066
Fidelity International Small Cap Fund (a)	60,158	1,886,543
Fidelity International Small Cap Opportunities Fund (a)	137,771	2,751,296
Fidelity International Value Fund (a)	304,893	2,994,051
Fidelity Low-Priced Stock Fund (a)	61,220	2,697,945
Fidelity Overseas Fund (a)	289,135	17,434,856
Fidelity Real Estate Investment Portfolio (a)	100,186	3,857,144
Fidelity U.S. Low Volatility Equity Fund (a)	678,278	7,244,007
Fidelity Value Discovery Fund (a)	34,043	1,194,898
VIP Stock Selector All Cap Portfolio Investor Class (a)	9,918,150	101,760,217
TOTAL EQUITY FUNDS (Cost $176,652,377)		193,775,156

Fixed-Income Funds - 51.9%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	1,023,272	9,516,426
Fidelity High Income Fund (a)	494,184	3,775,562
Fidelity Inflation-Protected Bond Index Fund (a)	992,226	8,969,720
Fidelity Long-Term Treasury Bond Index Fund (a)	439,793	4,455,102
Fidelity Total Bond Fund (a)	18,716,763	179,493,756
VIP Investment Grade Bond II Portfolio Investor Class (a)	18,815,794	177,997,412
TOTAL FIXED-INCOME FUNDS (Cost $394,572,891)		384,207,978

Money Market Funds - 21.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b)	24,879,370	24,884,346
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29% (a)(c)	135,697,223	135,697,223
TOTAL MONEY MARKET FUNDS (Cost $160,581,569)		160,581,569

U.S. Treasury Obligations - 0.2%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% to 5.38% 1/25/24 to 3/21/24 (e) (Cost $1,091,027)	1,100,000	1,091,239

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $732,897,864)	739,655,942
NET OTHER ASSETS (LIABILITIES) - 0.0%	92,829
NET ASSETS - 100.0%	739,748,771

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	20	Mar 2024	2,252,400	84,316	84,316

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	77	Mar 2024	18,557,000	(616,101)	(616,101)
ICE MSCI Emerging Markets Index Contracts (United States)	121	Mar 2024	6,253,885	(277,724)	(277,724)

TOTAL SOLD					(893,825)

TOTAL FUTURES CONTRACTS					(809,509)
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
The notional amount of futures sold as a percentage of Net Assets is 3.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $53,543,816.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,091,239.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	4,033,248	71,316,436	50,465,338	807,455	-	-	24,884,346	0.1%
Total	4,033,248	71,316,436	50,465,338	807,455	-	-	24,884,346

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	1,378,388	436,263	508,731	48,484	(21,456)	177,374	1,461,838
Fidelity Commodity Strategy Fund	3,435,327	92,565	1,259,606	81,708	(376,893)	83,796	1,975,189
Fidelity Contrafund	1,445,287	72,237	410,994	66,444	18,152	378,109	1,502,791
Fidelity Emerging Markets Discovery Fund	6,739,780	183,224	344,593	156,669	(29,988)	1,240,232	7,788,655
Fidelity Emerging Markets Fund	12,284,109	2,399,233	3,075,141	147,410	(259,191)	1,984,809	13,333,819
Fidelity Enhanced International ETF	3,858,739	1,228,781	816,133	142,272	(46,262)	675,149	4,900,274
Fidelity Enhanced Large Cap Value ETF	876,309	25,635	268,524	20,132	27,187	23,397	684,004
Fidelity Equity-Income Fund	3,191,190	117,220	1,014,693	103,565	106,663	39,502	2,439,882
Fidelity Floating Rate High Income Fund	23,455,231	1,333,796	15,858,813	1,132,208	(476,576)	1,062,788	9,516,426
Fidelity Global Commodity Stock Fund	10,302,333	74,515	9,854,837	-	2,903,261	(3,425,272)	-
Fidelity Gold Portfolio	-	10,467,479	9,155,238	49,095	(1,312,241)	-	-
Fidelity Hedged Equity Fund	2,105,509	7,600,353	1,162,556	67,836	45,336	819,022	9,407,664
Fidelity High Income Fund	6,064,330	343,404	2,842,407	271,108	(105,835)	316,070	3,775,562
Fidelity Inflation-Protected Bond Index Fund	9,793,899	4,543,719	5,477,737	308,425	(279,202)	389,041	8,969,720
Fidelity Infrastructure Fund	-	841,844	91,626	14,596	(2,566)	11,572	759,224
Fidelity International Capital Appreciation Fund	2,795,765	827,119	811,376	13,780	38,583	764,702	3,614,793
Fidelity International Discovery Fund	3,601,493	1,090,236	1,059,961	77,549	(139,587)	593,885	4,086,066
Fidelity International Small Cap Fund	1,547,864	477,452	418,894	34,943	7,385	272,736	1,886,543
Fidelity International Small Cap Opportunities Fund	2,314,879	137,746	-	98,547	-	298,671	2,751,296
Fidelity International Value Fund	2,383,180	732,511	551,567	60,930	4,433	425,494	2,994,051
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29%	166,262,113	9,603,170	40,168,060	7,442,183	-	-	135,697,223
Fidelity Long-Term Treasury Bond Index Fund	3,890,763	10,473,494	8,759,881	220,106	(2,352,093)	1,202,819	4,455,102
Fidelity Low-Priced Stock Fund	3,914,990	455,699	1,618,558	438,759	60,899	(115,085)	2,697,945
Fidelity New Markets Income Fund	1,591,971	96,279	1,743,120	72,462	(356,483)	411,353	-
Fidelity Overseas Fund	14,257,471	4,263,749	4,003,313	179,188	140,145	2,776,804	17,434,856
Fidelity Real Estate Investment Portfolio	5,971,621	334,680	2,608,981	267,775	(132,178)	292,002	3,857,144
Fidelity Total Bond Fund	188,763,112	22,883,626	36,972,407	7,875,899	(1,335,592)	6,155,017	179,493,756
Fidelity U.S. Low Volatility Equity Fund	18,318,297	341,558	11,664,609	126,953	(141,260)	390,021	7,244,007
Fidelity Value Discovery Fund	1,571,764	69,661	442,175	61,691	65,003	(69,355)	1,194,898
VIP Investment Grade Bond II Portfolio Investor Class	188,816,281	21,889,459	36,383,574	6,667,730	(1,669,640)	5,344,886	177,997,412
VIP Stock Selector All Cap Portfolio Investor Class	114,102,757	1,569,598	37,923,667	626,209	(4,941,587)	28,953,116	101,760,217
	805,034,752	105,006,305	237,271,772	26,874,656	(10,561,583)	51,472,655	713,680,357

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	193,775,156	193,775,156	-	-

Fixed-Income Funds	384,207,978	384,207,978	-	-

Money Market Funds	160,581,569	160,581,569	-	-

Other Short-Term Investments and Net Other Assets	1,091,239	-	1,091,239	-
Total Investments in Securities:	739,655,942	738,564,703	1,091,239	-
Derivative Instruments: Assets
Futures Contracts	84,316	84,316	-	-
Total Assets	84,316	84,316	-	-
Liabilities
Futures Contracts	(893,825)	(893,825)	-	-
Total Liabilities	(893,825)	(893,825)	-	-
Total Derivative Instruments:	(809,509)	(809,509)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	84,316	(893,825)
Total Equity Risk	84,316	(893,825)
Total Value of Derivatives	84,316	(893,825)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP FundsManager® 20% Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,091,027)	$1,091,239
Fidelity Central Funds (cost $24,884,346)	24,884,346
Other affiliated issuers (cost $706,922,491)	713,680,357

Total Investment in Securities (cost $732,897,864)		$739,655,942
Receivable for investments sold		52,419
Receivable for fund shares sold		222
Distributions receivable from Fidelity Central Funds		112,779
Receivable for daily variation margin on futures contracts		42,313
Other affiliated receivables		987
Total assets		739,864,662
Liabilities
Payable for fund shares redeemed	$53,205
Accrued management fee	61,236
Distribution and service plan fees payable	1,450
Total Liabilities		115,891
Net Assets		$739,748,771
Net Assets consist of:
Paid in capital		$769,712,127
Total accumulated earnings (loss)		(29,963,356)
Net Assets		$739,748,771

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value, offering price and redemption price per share ($58,905 ÷ 5,624 shares)		$10.47
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($11,584,508 ÷ 1,110,166 shares)		$10.43
Investor Class :
Net Asset Value, offering price and redemption price per share ($728,105,358 ÷ 69,584,654 shares)		$10.46
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$25,993,408
Interest		126,187
Income from Fidelity Central Funds		807,455
Total Income		26,927,050
Expenses
Management fee	$1,161,448
Distribution and service plan fees	28,435
Independent trustees' fees and expenses	2,841
Total expenses before reductions	1,192,724
Expense reductions	(399,561)
Total expenses after reductions		793,163
Net Investment income (loss)		26,133,887
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	20
Affiliated issuers	(10,561,583)
Futures contracts	(5,819,288)
Capital gain distributions from underlying funds:
Affiliated issuers	881,248
Total net realized gain (loss)		(15,499,603)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(747)
Affiliated issuers	51,472,655
Futures contracts	(2,092,258)
Total change in net unrealized appreciation (depreciation)		49,379,650
Net gain (loss)		33,880,047
Net increase (decrease) in net assets resulting from operations		$60,013,934
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,133,887	$19,754,588
Net realized gain (loss)	(15,499,603)	(20,707,274)
Change in net unrealized appreciation (depreciation)	49,379,650	(93,309,136)
Net increase (decrease) in net assets resulting from operations	60,013,934	(94,261,822)
Distributions to shareholders	(27,487,975)	(82,937,596)

Share transactions - net increase (decrease)	(105,051,134)	(6,922,519)
Total increase (decrease) in net assets	(72,525,175)	(184,121,937)

Net Assets
Beginning of period	812,273,946	996,395,883
End of period	$739,748,771	$812,273,946

Financial Highlights
VIP FundsManager® 20% Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.05	$12.18	$11.89	$11.19	$10.75
Income from Investment Operations
Net investment income (loss) A,B	.35	.24	.14	.13	.22
Net realized and unrealized gain (loss)	.47	(1.35)	.30	.77	.86
Total from investment operations	.82	(1.11)	.44	.90	1.08
Distributions from net investment income	(.40)	(.25)	(.13)	(.13)	(.21)
Distributions from net realized gain	-	(.77)	(.03)	(.07)	(.43)
Total distributions	(.40)	(1.02)	(.15) C	(.20)	(.64)
Net asset value, end of period	$10.47	$10.05	$12.18	$11.89	$11.19
Total Return D,E	8.15%	(9.59)%	3.74%	8.11%	10.39%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.30%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.10%	.15%	.20%	.20%	.20%
Expenses net of all reductions	.10%	.15%	.20%	.20%	.20%
Net investment income (loss)	3.37%	2.24%	1.12%	1.17%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$59	$54	$63	$61	$57
Portfolio turnover rate H	14%	70% I	45% I	32% I	33%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 20% Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.02	$12.14	$11.86	$11.16	$10.72
Income from Investment Operations
Net investment income (loss) A,B	.33	.22	.12	.12	.20
Net realized and unrealized gain (loss)	.46	(1.34)	.30	.77	.87
Total from investment operations	.79	(1.12)	.42	.89	1.07
Distributions from net investment income	(.38)	(.23)	(.11)	(.11)	(.20)
Distributions from net realized gain	-	(.77)	(.03)	(.07)	(.43)
Total distributions	(.38)	(1.00)	(.14)	(.19) C	(.63)
Net asset value, end of period	$10.43	$10.02	$12.14	$11.86	$11.16
Total Return D,E	7.91%	(9.67)%	3.52%	7.97%	10.26%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.40%	.44%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.25%	.29%	.35%	.35%	.35%
Expenses net of all reductions	.25%	.29%	.35%	.35%	.35%
Net investment income (loss)	3.22%	2.09%	.97%	1.02%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$11,585	$11,376	$10,257	$9,323	$8,978
Portfolio turnover rate H	14%	70% I	45% I	32% I	33%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 20% Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.04	$12.17	$11.89	$11.18	$10.74
Income from Investment Operations
Net investment income (loss) A,B	.35	.24	.14	.13	.22
Net realized and unrealized gain (loss)	.47	(1.35)	.29	.78	.86
Total from investment operations	.82	(1.11)	.43	.91	1.08
Distributions from net investment income	(.40)	(.25)	(.13)	(.13)	(.21)
Distributions from net realized gain	-	(.77)	(.03)	(.07)	(.43)
Total distributions	(.40)	(1.02)	(.15) C	(.20)	(.64)
Net asset value, end of period	$10.46	$10.04	$12.17	$11.89	$11.18
Total Return D,E	8.15%	(9.60)%	3.65%	8.21%	10.40%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.15%	.19%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.10%	.14%	.20%	.20%	.20%
Expenses net of all reductions	.10%	.14%	.20%	.20%	.20%
Net investment income (loss)	3.37%	2.24%	1.12%	1.17%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$728,105	$800,844	$986,076	$925,096	$812,070
Portfolio turnover rate H	14%	70% I	45% I	32% I	33%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 30% Portfolio
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

Fidelity Total Bond Fund	23.6
VIP Investment Grade Bond II Portfolio Investor Class	23.5
VIP Stock Selector All Cap Portfolio Investor Class	15.8
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29%	13.2
Fidelity Overseas Fund	3.8
Fidelity Emerging Markets Fund	2.8
Fidelity Cash Central Fund 5.40%	1.9
Fidelity Inflation-Protected Bond Index Fund	1.4
Fidelity Hedged Equity Fund	1.3
Fidelity Floating Rate High Income Fund	1.3
88.6

Asset Allocation (% of Fund's net assets)

VIP FundsManager® 30% Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Equity Funds - 33.2%
	Shares	Value ($)
Fidelity Canada Fund (a)	447	28,857
Fidelity Commodity Strategy Fund (a)	157	14,255
Fidelity Contrafund (a)	1,138	18,309
Fidelity Emerging Markets Discovery Fund (a)	1,209	19,869
Fidelity Emerging Markets Fund (a)	4,882	174,641
Fidelity Enhanced International ETF (a)	1,881	49,847
Fidelity Enhanced Large Cap Value ETF (a)	768	20,621
Fidelity Equity-Income Fund (a)	673	45,419
Fidelity Hedged Equity Fund (a)	7,010	77,811
Fidelity Infrastructure Fund (a)	627	7,649
Fidelity International Capital Appreciation Fund (a)	1,825	48,390
Fidelity International Discovery Fund (a)	1,373	60,950
Fidelity International Small Cap Fund (a)	767	24,068
Fidelity International Small Cap Opportunities Fund (a)	1,659	33,126
Fidelity International Value Fund (a)	3,173	31,159
Fidelity Japan Smaller Companies Fund (a)	1,030	15,522
Fidelity Low-Priced Stock Fund (a)	1,280	56,431
Fidelity Overseas Fund (a)	3,877	233,785
Fidelity Real Estate Investment Portfolio (a)	846	32,574
Fidelity U.S. Low Volatility Equity Fund (a)	5,755	61,462
Fidelity Value Discovery Fund (a)	696	24,438
VIP Stock Selector All Cap Portfolio Investor Class (a)	95,408	978,885
TOTAL EQUITY FUNDS (Cost $1,910,913)		2,058,068

Fixed-Income Funds - 51.2%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	8,295	77,140
Fidelity High Income Fund (a)	4,085	31,212
Fidelity Inflation-Protected Bond Index Fund (a)	9,856	89,094
Fidelity Long-Term Treasury Bond Index Fund (a)	5,382	54,522
Fidelity Total Bond Fund (a)	152,727	1,464,648
VIP Investment Grade Bond II Portfolio Investor Class (a)	154,328	1,459,945
TOTAL FIXED-INCOME FUNDS (Cost $3,115,674)		3,176,561

Money Market Funds - 15.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b)	116,554	116,577
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29% (a)(c)	823,275	823,275
TOTAL MONEY MARKET FUNDS (Cost $939,852)		939,852

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $5,966,439)	6,174,481
NET OTHER ASSETS (LIABILITIES) - 0.5%	32,135
NET ASSETS - 100.0%	6,206,616

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	1,328,895	1,212,318	3,446	-	-	116,577	0.0%
Total	-	1,328,895	1,212,318	3,446	-	-	116,577

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	32,796	4,910	916	(50)	1,021	28,857
Fidelity Commodity Strategy Fund	-	16,772	1,448	442	(48)	(1,021)	14,255
Fidelity Contrafund	-	20,925	4,041	538	(29)	1,454	18,309
Fidelity Emerging Markets Discovery Fund	-	23,229	4,680	391	12	1,308	19,869
Fidelity Emerging Markets Fund	-	207,357	40,814	1,874	(501)	8,599	174,641
Fidelity Enhanced International ETF	-	56,892	8,767	1,485	(288)	2,010	49,847
Fidelity Enhanced Large Cap Value ETF	-	24,049	4,481	484	(144)	1,197	20,621
Fidelity Equity-Income Fund	-	53,298	9,511	1,448	(181)	1,813	45,419
Fidelity Floating Rate High Income Fund	-	94,194	18,051	2,852	(3)	1,000	77,140
Fidelity Global Commodity Stock Fund	-	17,186	16,303	-	(883)	-	-
Fidelity Gold Portfolio	-	25,531	21,813	56	(3,718)	-	-
Fidelity Hedged Equity Fund	-	79,174	6,366	540	(111)	5,114	77,811
Fidelity High Income Fund	-	37,340	7,213	785	(78)	1,163	31,212
Fidelity Inflation-Protected Bond Index Fund	-	103,979	14,145	2,933	(240)	(500)	89,094
Fidelity Infrastructure Fund	-	8,280	963	67	(39)	371	7,649
Fidelity Intermediate Treasury Bond Index Fund	-	15,333	15,049	48	(284)	-	-
Fidelity International Capital Appreciation Fund	-	51,073	7,353	183	(99)	4,769	48,390
Fidelity International Discovery Fund	-	67,857	9,126	1,113	(196)	2,415	60,950
Fidelity International Small Cap Fund	-	26,657	4,092	430	(56)	1,559	24,068
Fidelity International Small Cap Opportunities Fund	-	35,773	4,390	1,161	(122)	1,865	33,126
Fidelity International Value Fund	-	35,226	6,019	613	(39)	1,991	31,159
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29%	-	880,047	56,772	17,676	-	-	823,275
Fidelity Japan Smaller Companies Fund	-	16,146	1,009	416	(67)	452	15,522
Fidelity Long-Term Treasury Bond Index Fund	-	82,212	25,883	893	(3,699)	1,892	54,522
Fidelity Low-Priced Stock Fund	-	68,721	11,305	5,982	(1,422)	437	56,431
Fidelity New Markets Income Fund	-	15,614	16,229	281	615	-	-
Fidelity Overseas Fund	-	253,941	35,083	2,382	(686)	15,613	233,785
Fidelity Real Estate Investment Portfolio	-	32,929	2,019	1,469	(235)	1,899	32,574
Fidelity Total Bond Fund	-	1,545,495	122,831	25,856	(4,430)	46,414	1,464,648
Fidelity U.S. Low Volatility Equity Fund	-	79,151	20,055	889	213	2,153	61,462
Fidelity Value Discovery Fund	-	29,365	5,258	861	(248)	579	24,438
VIP Investment Grade Bond II Portfolio Investor Class	-	1,573,647	120,911	52,389	(3,710)	10,919	1,459,945
VIP Stock Selector All Cap Portfolio Investor Class	-	1,012,599	120,180	5,845	(5,090)	91,556	978,885
	-	6,622,788	747,070	133,298	(25,856)	208,042	6,057,904

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	2,058,068	2,058,068	-	-

Fixed-Income Funds	3,176,561	3,176,561	-	-

Money Market Funds	939,852	939,852	-	-
Total Investments in Securities:	6,174,481	6,174,481	-	-
VIP FundsManager® 30% Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Fidelity Central Funds (cost $116,577)	$116,577
Other affiliated issuers (cost $5,849,862)	6,057,904

Total Investment in Securities (cost $5,966,439)		$6,174,481
Cash		32,142
Receivable for investments sold		3
Receivable for fund shares sold		19
Distributions receivable from Fidelity Central Funds		534
Total assets		6,207,179
Liabilities
Payable for investments purchased	$10
Accrued management fee	499
Distribution and service plan fees payable	43
Other payables and accrued expenses	11
Total Liabilities		563
Net Assets		$6,206,616
Net Assets consist of:
Paid in capital		$6,014,793
Total accumulated earnings (loss)		191,823
Net Assets		$6,206,616

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value, offering price and redemption price per share ($342,013 ÷ 33,300 shares)		$10.27
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($342,002 ÷ 33,300 shares)		$10.27
Investor Class :
Net Asset Value, offering price and redemption price per share ($5,522,601 ÷ 537,781 shares)		$10.27
Statement of Operations
		For the period April 13, 2023 (commencement of operations) through December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$123,015
Income from Fidelity Central Funds		3,446
Total Income		126,461
Expenses
Management fee	$3,687
Distribution and service plan fees	836
Independent trustees' fees and expenses	6
Miscellaneous	11
Total expenses before reductions	4,540
Expense reductions	(1,868)
Total expenses after reductions		2,672
Net Investment income (loss)		123,789
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(25,856)
Capital gain distributions from underlying funds:
Affiliated issuers	10,283
Total net realized gain (loss)		(15,573)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	208,042
Total change in net unrealized appreciation (depreciation)		208,042
Net gain (loss)		192,469
Net increase (decrease) in net assets resulting from operations		$316,258
Statement of Changes in Net Assets

For the period April 13, 2023 (commencement of operations) through December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$123,789
Net realized gain (loss)	(15,573)
Change in net unrealized appreciation (depreciation)	208,042
Net increase (decrease) in net assets resulting from operations	316,258
Distributions to shareholders	(124,436)

Share transactions - net increase (decrease)	6,014,794
Total increase (decrease) in net assets	6,206,616

Net Assets
Beginning of period	-
End of period	$6,206,616

Financial Highlights
VIP FundsManager® 30% Portfolio Service Class

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.36
Net realized and unrealized gain (loss)	.12
Total from investment operations	.48
Distributions from net investment income	(.21)
Total distributions	(.21)
Net asset value, end of period	$10.27
Total Return D,E,F	4.80%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.25% I
Expenses net of fee waivers, if any	.10% I
Expenses net of all reductions	.09% I
Net investment income (loss)	5.05% I
Supplemental Data
Net assets, end of period (000 omitted)	$342
Portfolio turnover rate J	29% I

AFor the period April 13, 2023 (commencement of operations) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP FundsManager® 30% Portfolio Service Class 2

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.35
Net realized and unrealized gain (loss)	.12
Total from investment operations	.47
Distributions from net investment income	(.20)
Total distributions	(.20)
Net asset value, end of period	$10.27
Total Return D,E,F	4.69%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.40% I
Expenses net of fee waivers, if any	.25% I
Expenses net of all reductions	.24% I
Net investment income (loss)	4.90% I
Supplemental Data
Net assets, end of period (000 omitted)	$342
Portfolio turnover rate J	29% I

AFor the period April 13, 2023 (commencement of operations) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP FundsManager® 30% Portfolio Investor Class

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.36
Net realized and unrealized gain (loss)	.12
Total from investment operations	.48
Distributions from net investment income	(.21)
Total distributions	(.21)
Net asset value, end of period	$10.27
Total Return D,E,F	4.80%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.15% I
Expenses net of fee waivers, if any	.10% I
Expenses net of all reductions	.09% I
Net investment income (loss)	5.05% I
Supplemental Data
Net assets, end of period (000 omitted)	$5,523
Portfolio turnover rate J	29% I

AFor the period April 13, 2023 (commencement of operations) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP FundsManager® 40% Portfolio
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

Fidelity Total Bond Fund	21.1
VIP Investment Grade Bond II Portfolio Investor Class	21.0
VIP Stock Selector All Cap Portfolio Investor Class	20.2
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29%	8.4
Fidelity Overseas Fund	5.3
Fidelity Emerging Markets Fund	3.8
Fidelity Cash Central Fund 5.40%	2.5
Fidelity Low-Priced Stock Fund	1.5
Fidelity Inflation-Protected Bond Index Fund	1.4
Fidelity International Discovery Fund	1.4
86.6

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 40% Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Equity Funds - 43.2%
	Shares	Value ($)
Fidelity Canada Fund (a)	1,439	92,774
Fidelity Commodity Strategy Fund (a)	377	34,179
Fidelity Contrafund (a)	4,195	67,494
Fidelity Emerging Markets Discovery Fund (a)	3,722	61,146
Fidelity Emerging Markets Fund (a)	15,056	538,540
Fidelity Enhanced International ETF (a)	3,848	101,972
Fidelity Enhanced Large Cap Value ETF (a)	1,882	50,532
Fidelity Equity-Income Fund (a)	2,546	171,765
Fidelity Hedged Equity Fund (a)	15,908	176,581
Fidelity Infrastructure Fund (a)	1,300	15,849
Fidelity International Capital Appreciation Fund (a)	5,747	152,413
Fidelity International Discovery Fund (a)	4,386	194,653
Fidelity International Small Cap Fund (a)	2,467	77,370
Fidelity International Small Cap Opportunities Fund (a)	5,272	105,280
Fidelity International Value Fund (a)	10,195	100,119
Fidelity Japan Smaller Companies Fund (a)	2,357	35,527
Fidelity Low-Priced Stock Fund (a)	4,824	212,603
Fidelity Overseas Fund (a)	12,351	744,759
Fidelity Real Estate Investment Portfolio (a)	1,910	73,537
Fidelity U.S. Low Volatility Equity Fund (a)	13,089	139,787
Fidelity Value Discovery Fund (a)	2,653	93,104
VIP Stock Selector All Cap Portfolio Investor Class (a)	278,623	2,858,677
TOTAL EQUITY FUNDS (Cost $5,736,529)		6,098,661

Fixed-Income Funds - 45.9%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	18,662	173,552
Fidelity High Income Fund (a)	9,237	70,573
Fidelity Inflation-Protected Bond Index Fund (a)	21,873	197,736
Fidelity Long-Term Treasury Bond Index Fund (a)	10,094	102,252
Fidelity Total Bond Fund (a)	309,721	2,970,224
VIP Investment Grade Bond II Portfolio Investor Class (a)	313,230	2,963,153
TOTAL FIXED-INCOME FUNDS (Cost $6,347,656)		6,477,490

Money Market Funds - 10.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b)	361,901	361,973
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29% (a)(c)	1,184,335	1,184,335
TOTAL MONEY MARKET FUNDS (Cost $1,546,308)		1,546,308

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $13,630,493)	14,122,459
NET OTHER ASSETS (LIABILITIES) - 0.0%	477
NET ASSETS - 100.0%	14,122,936

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	1,652,475	1,290,502	5,339	-	-	361,973	0.0%
Total	-	1,652,475	1,290,502	5,339	-	-	361,973

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	98,399	9,324	2,429	(78)	3,777	92,774
Fidelity Commodity Strategy Fund	-	37,585	1,563	825	(100)	(1,743)	34,179
Fidelity Contrafund	-	71,483	7,439	1,569	(91)	3,541	67,494
Fidelity Emerging Markets Discovery Fund	-	62,558	4,820	960	(62)	3,470	61,146
Fidelity Emerging Markets Fund	-	560,108	42,413	4,671	(808)	21,653	538,540
Fidelity Enhanced International ETF	-	109,326	12,003	2,441	(402)	5,051	101,972
Fidelity Enhanced Large Cap Value ETF	-	54,469	6,624	1,027	(207)	2,894	50,532
Fidelity Equity-Income Fund	-	183,196	17,547	4,195	(264)	6,380	171,765
Fidelity Floating Rate High Income Fund	-	191,574	19,835	4,206	50	1,763	173,552
Fidelity Global Commodity Stock Fund	-	24,037	22,928	-	(1,109)	-	-
Fidelity Gold Portfolio	-	29,332	25,348	56	(3,984)	-	-
Fidelity Hedged Equity Fund	-	173,251	5,653	1,000	53	8,930	176,581
Fidelity High Income Fund	-	76,177	7,903	1,182	(8)	2,307	70,573
Fidelity Inflation-Protected Bond Index Fund	-	216,084	16,929	5,897	(149)	(1,270)	197,736
Fidelity Infrastructure Fund	-	15,803	754	97	(11)	811	15,849
Fidelity Intermediate Treasury Bond Index Fund	-	17,615	17,255	49	(360)	-	-
Fidelity International Capital Appreciation Fund	-	153,742	13,618	458	(4)	12,293	152,413
Fidelity International Discovery Fund	-	203,508	16,955	2,779	(572)	8,672	194,653
Fidelity International Small Cap Fund	-	80,085	7,567	1,090	(47)	4,899	77,370
Fidelity International Small Cap Opportunities Fund	-	107,106	8,298	2,908	(305)	6,777	105,280
Fidelity International Value Fund	-	105,632	11,221	1,549	51	5,657	100,119
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29%	-	1,218,677	34,342	16,721	-	-	1,184,335
Fidelity Japan Smaller Companies Fund	-	35,327	994	757	(29)	1,223	35,527
Fidelity Long-Term Treasury Bond Index Fund	-	168,053	64,145	1,187	(7,900)	6,244	102,252
Fidelity Low-Priced Stock Fund	-	234,107	21,024	17,104	(2,660)	2,180	212,603
Fidelity New Markets Income Fund	-	26,730	27,744	382	1,014	-	-
Fidelity Overseas Fund	-	763,681	65,741	6,011	(1,550)	48,369	744,759
Fidelity Real Estate Investment Portfolio	-	71,793	2,007	2,635	(29)	3,780	73,537
Fidelity Total Bond Fund	-	2,997,747	116,804	34,821	(756)	90,037	2,970,224
Fidelity U.S. Low Volatility Equity Fund	-	166,203	31,140	1,562	461	4,263	139,787
Fidelity Value Discovery Fund	-	101,030	9,857	2,476	(405)	2,336	93,104
VIP Investment Grade Bond II Portfolio Investor Class	-	3,049,546	115,394	84,832	(1,753)	30,754	2,963,153
VIP Stock Selector All Cap Portfolio Investor Class	-	2,881,978	225,228	15,608	(4,991)	206,918	2,858,677
	-	14,285,942	990,417	223,484	(27,005)	491,966	13,760,486

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	6,098,661	6,098,661	-	-

Fixed-Income Funds	6,477,490	6,477,490	-	-

Money Market Funds	1,546,308	1,546,308	-	-
Total Investments in Securities:	14,122,459	14,122,459	-	-
VIP FundsManager® 40% Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Fidelity Central Funds (cost $361,973)	$361,973
Other affiliated issuers (cost $13,268,520)	13,760,486

Total Investment in Securities (cost $13,630,493)		$14,122,459
Receivable for investments sold		35
Distributions receivable from Fidelity Central Funds		1,391
Other affiliated receivables		173
Total assets		14,124,058
Liabilities
Payable for fund shares redeemed	$48
Accrued management fee	1,017
Distribution and service plan fees payable	43
Other payables and accrued expenses	14
Total Liabilities		1,122
Net Assets		$14,122,936
Net Assets consist of:
Paid in capital		$13,634,814
Total accumulated earnings (loss)		488,122
Net Assets		$14,122,936

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value, offering price and redemption price per share ($346,715 ÷ 33,300 shares)		$10.41
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($346,701 ÷ 33,300 shares)		$10.41
Investor Class :
Net Asset Value, offering price and redemption price per share ($13,429,520 ÷ 1,290,109 shares)		$10.41
Statement of Operations
		For the period April 13, 2023 (commencement of operations) through December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$196,041
Income from Fidelity Central Funds		5,339
Total Income		201,380
Expenses
Management fee	$5,506
Distribution and service plan fees	837
Independent trustees' fees and expenses	9
Miscellaneous	14
Total expenses before reductions	6,366
Expense reductions	(2,494)
Total expenses after reductions		3,872
Net Investment income (loss)		197,508
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(27,005)
Capital gain distributions from underlying funds:
Affiliated issuers	27,443
Total net realized gain (loss)		438
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	491,966
Total change in net unrealized appreciation (depreciation)		491,966
Net gain (loss)		492,404
Net increase (decrease) in net assets resulting from operations		$689,912
Statement of Changes in Net Assets

For the period April 13, 2023 (commencement of operations) through December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$197,508
Net realized gain (loss)	438
Change in net unrealized appreciation (depreciation)	491,966
Net increase (decrease) in net assets resulting from operations	689,912
Distributions to shareholders	(201,791)

Share transactions - net increase (decrease)	13,634,815
Total increase (decrease) in net assets	14,122,936

Net Assets
Beginning of period	-
End of period	$14,122,936

Financial Highlights
VIP FundsManager® 40% Portfolio Service Class

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.39
Net realized and unrealized gain (loss)	.17
Total from investment operations	.56
Distributions from net investment income	(.15)
Distributions from net realized gain	- D
Total distributions	(.15)
Net asset value, end of period	$10.41
Total Return E,F,G	5.61%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.25% J
Expenses net of fee waivers, if any	.10% J
Expenses net of all reductions	.10% J
Net investment income (loss)	5.41% J
Supplemental Data
Net assets, end of period (000 omitted)	$347
Portfolio turnover rate K	26% J

AFor the period April 13, 2023 (commencement of operations) through December 31, 2023.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.

DAmount represents less than $.005 per share.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP FundsManager® 40% Portfolio Service Class 2

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.38
Net realized and unrealized gain (loss)	.17
Total from investment operations	.55
Distributions from net investment income	(.14)
Distributions from net realized gain	- D
Total distributions	(.14)
Net asset value, end of period	$10.41
Total Return E,F,G	5.50%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.40% J
Expenses net of fee waivers, if any	.25% J
Expenses net of all reductions	.25% J
Net investment income (loss)	5.26% J
Supplemental Data
Net assets, end of period (000 omitted)	$347
Portfolio turnover rate K	26% J

AFor the period April 13, 2023 (commencement of operations) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP FundsManager® 40% Portfolio Investor Class

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.39
Net realized and unrealized gain (loss)	.17
Total from investment operations	.56
Distributions from net investment income	(.15)
Distributions from net realized gain	- D
Total distributions	(.15)
Net asset value, end of period	$10.41
Total Return E,F,G	5.61%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.15% J
Expenses net of fee waivers, if any	.10% J
Expenses net of all reductions	.10% J
Net investment income (loss)	5.41% J
Supplemental Data
Net assets, end of period (000 omitted)	$13,430
Portfolio turnover rate K	26% J

AFor the period April 13, 2023 (commencement of operations) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP FundsManager® 50% Portfolio
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Stock Selector All Cap Portfolio Investor Class	29.7
Fidelity Total Bond Fund	17.8
VIP Investment Grade Bond II Portfolio Investor Class	17.7
Fidelity Overseas Fund	6.4
Fidelity Emerging Markets Fund	5.4
Fidelity Enhanced International ETF	1.8
Fidelity Inflation-Protected Bond Index Fund	1.7
Fidelity International Discovery Fund	1.5
Fidelity Low-Priced Stock Fund	1.5
Fidelity International Capital Appreciation Fund	1.3
84.8

Asset Allocation (% of Fund's net assets)

Futures - (5.1)%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 50% Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Equity Funds - 58.5%
	Shares	Value ($)
Fidelity Canada Fund (a)	429,402	27,692,105
Fidelity Commodity Strategy Fund (a)	142,653	12,941,471
Fidelity Contrafund (a)	820,864	13,207,708
Fidelity Emerging Markets Discovery Fund (a)	2,874,043	47,220,532
Fidelity Emerging Markets Fund (a)	6,598,981	236,045,565
Fidelity Enhanced International ETF (a)	2,951,662	78,219,043
Fidelity Enhanced Large Cap Value ETF (a)	853,630	22,919,966
Fidelity Equity-Income Fund (a)	611,641	41,261,275
Fidelity Global Commodity Stock Fund (a)	361,857	6,466,383
Fidelity Hedged Equity Fund (a)	4,952,765	54,975,688
Fidelity Infrastructure Fund (a)	340,123	4,146,102
Fidelity International Capital Appreciation Fund (a)	2,174,254	57,661,205
Fidelity International Discovery Fund (a)	1,469,490	65,215,973
Fidelity International Small Cap Fund (a)	967,057	30,326,894
Fidelity International Small Cap Opportunities Fund (a)	2,105,654	42,049,904
Fidelity International Value Fund (a)	4,894,644	48,065,402
Fidelity Japan Smaller Companies Fund (a)	2,206,056	33,245,260
Fidelity Low-Priced Stock Fund (a)	1,442,282	63,561,353
Fidelity Overseas Fund (a)	4,625,658	278,927,160
Fidelity Real Estate Investment Portfolio (a)	572,172	22,028,627
Fidelity U.S. Low Volatility Equity Fund (a)	3,939,184	42,070,487
Fidelity Value Discovery Fund (a)	697,126	24,469,106
VIP Stock Selector All Cap Portfolio Investor Class (a)	126,152,570	1,294,325,367
TOTAL EQUITY FUNDS (Cost $2,280,355,674)		2,547,042,576

Fixed-Income Funds - 40.2%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	5,968,031	55,502,687
Fidelity High Income Fund (a)	2,874,488	21,961,088
Fidelity Inflation-Protected Bond Index Fund (a)	7,979,955	72,138,790
Fidelity Long-Term Treasury Bond Index Fund (a)	4,303,949	43,599,007
Fidelity New Markets Income Fund (a)	817,492	10,153,254
Fidelity Total Bond Fund (a)	80,997,189	776,763,038
VIP Investment Grade Bond II Portfolio Investor Class (a)	81,434,446	770,369,855
TOTAL FIXED-INCOME FUNDS (Cost $1,794,105,360)		1,750,487,719

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b) (Cost $44,968,449)	44,959,458	44,968,450

U.S. Treasury Obligations - 0.2%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% to 5.38% 1/25/24 to 3/28/24 (d) (Cost $9,141,503)	9,180,000	9,143,117

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $4,128,570,986)	4,351,641,862
NET OTHER ASSETS (LIABILITIES) - 0.0%	114,951
NET ASSETS - 100.0%	4,351,756,813

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	551	Mar 2024	132,791,000	(4,408,722)	(4,408,722)
ICE MSCI EAFE Index Contracts (United States)	382	Mar 2024	43,020,840	(1,635,640)	(1,635,640)
ICE MSCI Emerging Markets Index Contracts (United States)	903	Mar 2024	46,671,555	(2,072,706)	(2,072,706)

TOTAL FUTURES CONTRACTS					(8,117,068)
The notional amount of futures sold as a percentage of Net Assets is 5.1%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $315,197,424.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,143,117.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	21,835,280	355,918,806	332,785,637	1,300,238	-	1	44,968,450	0.1%
Total	21,835,280	355,918,806	332,785,637	1,300,238	-	1	44,968,450

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	26,268,920	5,050,808	6,443,079	909,762	(254,407)	3,069,863	27,692,105
Fidelity Commodity Strategy Fund	24,871,022	548,186	10,337,447	534,224	(3,048,316)	908,026	12,941,471
Fidelity Contrafund	13,608,890	669,105	4,874,100	599,820	504,970	3,298,843	13,207,708
Fidelity Emerging Markets Discovery Fund	42,141,029	1,721,150	4,114,611	951,983	(56,498)	7,529,462	47,220,532
Fidelity Emerging Markets Fund	205,358,125	38,293,305	36,791,525	2,603,029	(475,598)	29,661,258	236,045,565
Fidelity Enhanced International ETF	65,483,051	12,813,755	10,192,558	2,256,603	(329,392)	10,444,187	78,219,043
Fidelity Enhanced Large Cap Value ETF	26,582,548	747,474	6,086,832	675,581	670,524	1,006,252	22,919,966
Fidelity Equity-Income Fund	50,452,266	1,963,684	13,608,717	1,785,700	1,444,919	1,009,123	41,261,275
Fidelity Floating Rate High Income Fund	130,813,894	6,653,344	85,254,382	6,392,076	(2,781,415)	6,071,246	55,502,687
Fidelity Global Commodity Stock Fund	75,011,683	285,105	64,922,477	128,756	25,320,669	(29,228,597)	6,466,383
Fidelity Gold Portfolio	-	57,893,237	50,528,044	271,613	(7,365,193)	-	-
Fidelity Hedged Equity Fund	11,893,817	43,600,973	5,482,796	396,157	213,814	4,749,880	54,975,688
Fidelity High Income Fund	35,001,084	1,656,191	15,923,661	1,559,690	(550,039)	1,777,513	21,961,088
Fidelity Inflation-Protected Bond Index Fund	88,299,178	28,163,457	45,267,513	2,472,343	(2,248,152)	3,191,820	72,138,790
Fidelity Infrastructure Fund	-	4,648,331	551,129	79,784	(14,441)	63,341	4,146,102
Fidelity International Capital Appreciation Fund	47,135,419	8,029,362	10,273,474	220,197	431,665	12,338,233	57,661,205
Fidelity International Discovery Fund	60,575,710	10,865,987	13,446,067	1,234,039	(1,465,642)	8,685,985	65,215,973
Fidelity International Small Cap Fund	26,266,552	4,806,368	5,299,302	560,266	107,429	4,445,847	30,326,894
Fidelity International Small Cap Opportunities Fund	35,812,076	1,648,585	-	1,508,477	-	4,589,243	42,049,904
Fidelity International Value Fund	40,625,387	7,476,838	6,984,889	976,034	74,525	6,873,541	48,065,402
Fidelity Investments Money Market Government Portfolio Institutional Class 5.29%	56,933,955	390,646	57,324,601	423,248	-	-	-
Fidelity Japan Smaller Companies Fund	37,773,487	910,694	9,736,613	910,696	68,366	4,229,326	33,245,260
Fidelity Long-Term Treasury Bond Index Fund	21,746,072	80,424,271	51,017,935	1,603,487	(14,639,976)	7,086,575	43,599,007
Fidelity Low-Priced Stock Fund	72,404,093	10,734,724	17,627,156	10,513,942	567,011	(2,517,319)	63,561,353
Fidelity New Markets Income Fund	10,554,427	586,459	1,737,634	550,037	(370,236)	1,120,238	10,153,254
Fidelity Overseas Fund	240,984,879	42,137,642	50,697,030	2,871,988	1,314,243	45,187,426	278,927,160
Fidelity Real Estate Investment Portfolio	30,398,075	1,594,521	10,851,460	1,508,894	(686,651)	1,574,142	22,028,627
Fidelity Total Bond Fund	789,565,602	113,720,850	147,191,839	33,421,276	(5,049,005)	25,717,430	776,763,038
Fidelity U.S. Low Volatility Equity Fund	102,120,955	997,745	62,567,875	730,463	3,839,107	(2,319,445)	42,070,487
Fidelity Value Discovery Fund	30,864,615	1,390,029	7,707,973	1,292,212	1,289,057	(1,366,622)	24,469,106
VIP Investment Grade Bond II Portfolio Investor Class	789,769,458	112,787,778	147,162,521	29,092,489	(5,609,031)	20,584,171	770,369,855
VIP Stock Selector All Cap Portfolio Investor Class	1,268,321,115	10,950,586	278,827,942	7,943,360	(32,789,204)	326,670,812	1,294,325,367
	4,457,637,384	614,161,190	1,238,833,182	116,978,226	(41,886,897)	506,451,800	4,297,530,295

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	2,547,042,576	2,547,042,576	-	-

Fixed-Income Funds	1,750,487,719	1,750,487,719	-	-

Money Market Funds	44,968,450	44,968,450	-	-

Other Short-Term Investments and Net Other Assets	9,143,117	-	9,143,117	-
Total Investments in Securities:	4,351,641,862	4,342,498,745	9,143,117	-
Derivative Instruments: Liabilities
Futures Contracts	(8,117,068)	(8,117,068)	-	-
Total Liabilities	(8,117,068)	(8,117,068)	-	-
Total Derivative Instruments:	(8,117,068)	(8,117,068)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(8,117,068)
Total Equity Risk	0	(8,117,068)
Total Value of Derivatives	0	(8,117,068)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP FundsManager® 50% Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $9,141,503)	$9,143,117
Fidelity Central Funds (cost $44,968,449)	44,968,450
Other affiliated issuers (cost $4,074,461,034)	4,297,530,295

Total Investment in Securities (cost $4,128,570,986)		$4,351,641,862
Receivable for investments sold		811,889
Receivable for fund shares sold		31,410
Distributions receivable from Fidelity Central Funds		202,834
Receivable for daily variation margin on futures contracts		269,418
Other affiliated receivables		9,584
Total assets		4,352,966,997
Liabilities
Payable for fund shares redeemed	$843,157
Accrued management fee	357,539
Distribution and service plan fees payable	9,488
Total Liabilities		1,210,184
Net Assets		$4,351,756,813
Net Assets consist of:
Paid in capital		$4,308,050,746
Total accumulated earnings (loss)		43,706,067
Net Assets		$4,351,756,813

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value, offering price and redemption price per share ($53,155 ÷ 4,673 shares)		$11.37
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($77,398,086 ÷ 6,840,590 shares)		$11.31
Investor Class :
Net Asset Value, offering price and redemption price per share ($4,274,305,572 ÷ 375,965,320 shares)		$11.37
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$101,789,647
Interest		754,128
Income from Fidelity Central Funds		1,300,238
Total Income		103,844,013
Expenses
Management fee	$6,579,427
Distribution and service plan fees	190,720
Independent trustees' fees and expenses	16,013
Total expenses before reductions	6,786,160
Expense reductions	(2,274,921)
Total expenses after reductions		4,511,239
Net Investment income (loss)		99,332,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	124
Affiliated issuers	(41,886,897)
Futures contracts	(32,484,976)
Capital gain distributions from underlying funds:
Affiliated issuers	15,188,579
Total net realized gain (loss)		(59,183,170)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(3,849)
Fidelity Central Funds	1
Other affiliated issuers	506,451,800
Futures contracts	(14,363,857)
Total change in net unrealized appreciation (depreciation)		492,084,095
Net gain (loss)		432,900,925
Net increase (decrease) in net assets resulting from operations		$532,233,699
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$99,332,774	$93,972,934
Net realized gain (loss)	(59,183,170)	(113,948,148)
Change in net unrealized appreciation (depreciation)	492,084,095	(796,941,538)
Net increase (decrease) in net assets resulting from operations	532,233,699	(816,916,752)
Distributions to shareholders	(108,450,832)	(979,815,592)

Share transactions - net increase (decrease)	(567,547,837)	310,287,644
Total increase (decrease) in net assets	(143,764,970)	(1,486,444,700)

Net Assets
Beginning of period	4,495,521,783	5,981,966,483
End of period	$4,351,756,813	$4,495,521,783

Financial Highlights
VIP FundsManager® 50% Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.33	$14.51	$13.57	$12.28	$11.68
Income from Investment Operations
Net investment income (loss) A,B	.25	.21	.15	.14	.20
Net realized and unrealized gain (loss)	1.08	(2.00)	1.19	1.55	1.76
Total from investment operations	1.33	(1.79)	1.34	1.69	1.96
Distributions from net investment income	(.29)	(.23)	(.16)	(.14)	(.20)
Distributions from net realized gain	-	(2.16)	(.24)	(.26)	(1.15)
Total distributions	(.29)	(2.39)	(.40)	(.40)	(1.36) C
Net asset value, end of period	$11.37	$10.33	$14.51	$13.57	$12.28
Total Return D,E	12.85%	(13.91)%	10.01%	14.06%	17.89%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.30%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.10%	.15%	.20%	.20%	.20%
Expenses net of all reductions	.10%	.15%	.20%	.20%	.20%
Net investment income (loss)	2.26%	1.86%	1.10%	1.12%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$53	$49	$69	$64	$58
Portfolio turnover rate H	14%	51% I	51% I	24% I	25%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 50% Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.28	$14.45	$13.51	$12.23	$11.64
Income from Investment Operations
Net investment income (loss) A,B	.23	.19	.13	.12	.18
Net realized and unrealized gain (loss)	1.07	(1.99)	1.18	1.55	1.75
Total from investment operations	1.30	(1.80)	1.31	1.67	1.93
Distributions from net investment income	(.27)	(.21)	(.14)	(.13)	(.19)
Distributions from net realized gain	-	(2.16)	(.24)	(.26)	(1.15)
Total distributions	(.27)	(2.37)	(.37) C	(.39)	(1.34)
Net asset value, end of period	$11.31	$10.28	$14.45	$13.51	$12.23
Total Return D,E	12.65%	(14.04)%	9.88%	13.89%	17.69%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.40%	.45%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.25%	.30%	.35%	.35%	.35%
Expenses net of all reductions	.25%	.30%	.35%	.35%	.35%
Net investment income (loss)	2.11%	1.71%	.95%	.97%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$77,398	$75,580	$94,708	$114,211	$103,031
Portfolio turnover rate H	14%	51% I	51% I	24% I	25%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 50% Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.32	$14.50	$13.56	$12.28	$11.68
Income from Investment Operations
Net investment income (loss) A,B	.25	.21	.15	.14	.20
Net realized and unrealized gain (loss)	1.09	(2.00)	1.19	1.54	1.76
Total from investment operations	1.34	(1.79)	1.34	1.68	1.96
Distributions from net investment income	(.29)	(.23)	(.16)	(.14)	(.20)
Distributions from net realized gain	-	(2.16)	(.24)	(.26)	(1.15)
Total distributions	(.29)	(2.39)	(.40)	(.40)	(1.36) C
Net asset value, end of period	$11.37	$10.32	$14.50	$13.56	$12.28
Total Return D,E	12.96%	(13.94)%	10.02%	13.98%	17.89%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.15%	.20%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.10%	.15%	.20%	.20%	.20%
Expenses net of all reductions	.10%	.15%	.20%	.20%	.20%
Net investment income (loss)	2.26%	1.86%	1.10%	1.12%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$4,274,306	$4,419,893	$5,887,190	$5,731,732	$5,630,795
Portfolio turnover rate H	14%	51% I	51% I	24% I	25%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 60% Portfolio
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Stock Selector All Cap Portfolio Investor Class	29.8
Fidelity Total Bond Fund	15.2
VIP Investment Grade Bond II Portfolio Investor Class	15.1
Fidelity Overseas Fund	6.9
Fidelity Emerging Markets Fund	6.4
Fidelity Low-Priced Stock Fund	2.3
Fidelity Equity-Income Fund	2.1
Fidelity Inflation-Protected Bond Index Fund	1.9
Fidelity Enhanced International ETF	1.8
Fidelity International Discovery Fund	1.7
83.2

Asset Allocation (% of Fund's net assets)

Futures - (0.4)%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 60% Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Equity Funds - 63.7%
	Shares	Value ($)
Fidelity Canada Fund (a)	759,051	48,951,193
Fidelity Commodity Strategy Fund (a)	204,280	18,532,277
Fidelity Contrafund (a)	4,077,994	65,614,917
Fidelity Emerging Markets Discovery Fund (a)	3,229,289	53,057,223
Fidelity Emerging Markets Fund (a)	11,544,400	412,943,178
Fidelity Enhanced International ETF (a)	4,327,505	114,678,883
Fidelity Enhanced Large Cap Value ETF (a)	2,074,343	55,696,110
Fidelity Equity-Income Fund (a)	1,970,961	132,961,011
Fidelity Global Commodity Stock Fund (a)	577,352	10,317,289
Fidelity Hedged Equity Fund (a)	7,243,140	80,398,853
Fidelity Infrastructure Fund (a)	486,305	5,928,055
Fidelity International Capital Appreciation Fund (a)	3,454,834	91,622,204
Fidelity International Discovery Fund (a)	2,425,910	107,661,865
Fidelity International Small Cap Fund (a)	1,607,472	50,410,321
Fidelity International Small Cap Opportunities Fund (a)	3,016,374	60,236,982
Fidelity International Value Fund (a)	7,429,403	72,956,733
Fidelity Japan Smaller Companies Fund (a)	2,997,853	45,177,646
Fidelity Low-Priced Stock Fund (a)	3,377,377	148,840,987
Fidelity Overseas Fund (a)	7,400,729	446,263,974
Fidelity Real Estate Investment Portfolio (a)	840,634	32,364,428
Fidelity U.S. Low Volatility Equity Fund (a)	5,874,185	62,736,299
Fidelity Value Discovery Fund (a)	1,821,114	63,921,110
VIP Stock Selector All Cap Portfolio Investor Class (a)	186,660,586	1,915,137,612
TOTAL EQUITY FUNDS (Cost $3,672,834,005)		4,096,409,150

Fixed-Income Funds - 35.1%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	6,989,058	64,998,244
Fidelity High Income Fund (a)	4,231,035	32,325,105
Fidelity Inflation-Protected Bond Index Fund (a)	13,416,299	121,283,345
Fidelity Long-Term Treasury Bond Index Fund (a)	7,290,287	73,850,609
Fidelity New Markets Income Fund (a)	1,279,811	15,895,249
Fidelity Total Bond Fund (a)	102,068,472	978,836,650
VIP Investment Grade Bond II Portfolio Investor Class (a)	102,657,938	971,144,091
TOTAL FIXED-INCOME FUNDS (Cost $2,309,218,609)		2,258,333,293

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b) (Cost $70,860,946)	70,846,776	70,860,946

U.S. Treasury Obligations - 0.1%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.38% 1/25/24 (d) (Cost $5,350,981)	5,370,000	5,351,910

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $6,058,264,541)	6,430,955,299
NET OTHER ASSETS (LIABILITIES) - 0.0%	(129,676)
NET ASSETS - 100.0%	6,430,825,623

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	497	Mar 2024	55,972,140	2,095,941	2,095,941

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	154	Mar 2024	37,114,000	(1,232,202)	(1,232,202)
ICE MSCI Emerging Markets Index Contracts (United States)	924	Mar 2024	47,756,940	(2,120,909)	(2,120,909)

TOTAL SOLD					(3,353,111)

TOTAL FUTURES CONTRACTS					(1,257,170)
The notional amount of futures purchased as a percentage of Net Assets is 0.9%
The notional amount of futures sold as a percentage of Net Assets is 1.3%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,945,045.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	23,270,110	349,269,506	301,678,670	2,715,515	-	-	70,860,946	0.2%
Total	23,270,110	349,269,506	301,678,670	2,715,515	-	-	70,860,946

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	42,045,692	7,417,822	5,179,756	1,595,954	(141,026)	4,808,461	48,951,193
Fidelity Commodity Strategy Fund	34,874,076	1,194,348	14,463,757	747,377	(8,547,378)	5,474,988	18,532,277
Fidelity Contrafund	51,837,667	5,415,089	7,890,714	2,755,257	145,255	16,107,620	65,614,917
Fidelity Emerging Markets Discovery Fund	43,365,633	4,898,420	3,268,178	1,067,710	(15,862)	8,077,210	53,057,223
Fidelity Emerging Markets Fund	310,103,807	85,739,459	29,305,471	4,533,543	(123,645)	46,529,028	412,943,178
Fidelity Enhanced International ETF	93,691,610	14,426,636	7,847,559	3,286,040	(311,590)	14,719,786	114,678,883
Fidelity Enhanced Large Cap Value ETF	54,978,890	4,687,682	7,867,643	1,624,828	188,743	3,708,438	55,696,110
Fidelity Equity-Income Fund	132,722,232	12,343,148	19,459,326	5,529,765	379,390	6,975,567	132,961,011
Fidelity Floating Rate High Income Fund	147,661,871	13,290,294	99,707,849	7,367,622	(2,992,479)	6,746,407	64,998,244
Fidelity Global Commodity Stock Fund	106,092,672	3,907,202	94,871,440	204,140	35,374,250	(40,185,395)	10,317,289
Fidelity Gold Portfolio	-	76,811,778	66,896,632	360,285	(9,915,146)	-	-
Fidelity Hedged Equity Fund	14,700,174	62,133,724	3,270,948	577,658	127,558	6,708,345	80,398,853
Fidelity High Income Fund	44,809,789	4,719,313	18,917,384	2,142,901	(837,850)	2,551,237	32,325,105
Fidelity Inflation-Protected Bond Index Fund	108,830,605	50,920,233	39,137,691	4,148,900	(2,129,488)	2,799,686	121,283,345
Fidelity Infrastructure Fund	-	6,258,850	414,227	109,433	(4,001)	87,433	5,928,055
Fidelity International Capital Appreciation Fund	70,545,333	9,927,416	8,251,853	346,831	67,608	19,333,700	91,622,204
Fidelity International Discovery Fund	92,816,122	14,420,924	10,812,806	2,023,535	(650,200)	11,887,825	107,661,865
Fidelity International Small Cap Fund	41,324,509	6,039,784	4,247,278	926,051	41,400	7,251,906	50,410,321
Fidelity International Small Cap Opportunities Fund	47,311,853	6,612,475	-	2,156,244	-	6,312,654	60,236,982
Fidelity International Value Fund	59,869,481	8,399,213	5,616,986	1,475,002	48,464	10,256,561	72,956,733
Fidelity Japan Smaller Companies Fund	39,223,445	1,237,562	-	1,237,562	-	4,716,639	45,177,646
Fidelity Long-Term Treasury Bond Index Fund	55,441,582	94,676,858	66,986,702	2,747,090	(28,957,554)	19,676,425	73,850,609
Fidelity Low-Priced Stock Fund	143,904,503	32,006,485	22,457,802	23,763,843	(1,944,643)	(2,667,556)	148,840,987
Fidelity New Markets Income Fund	14,120,986	1,778,987	1,165,323	804,556	(14,321)	1,174,920	15,895,249
Fidelity Overseas Fund	363,754,111	52,224,057	40,768,020	4,553,841	732,654	70,321,172	446,263,974
Fidelity Real Estate Investment Portfolio	38,623,985	4,371,061	11,859,401	2,153,180	(696,996)	1,925,779	32,364,428
Fidelity Total Bond Fund	822,570,426	205,942,923	74,818,431	38,593,606	(665,846)	25,807,578	978,836,650
Fidelity U.S. Low Volatility Equity Fund	130,016,987	8,489,783	78,221,714	1,064,488	4,278,511	(1,827,268)	62,736,299
Fidelity Value Discovery Fund	67,129,783	6,998,544	10,136,043	3,246,047	981,954	(1,053,128)	63,921,110
VIP Investment Grade Bond II Portfolio Investor Class	822,788,307	206,756,655	74,816,853	35,698,411	(1,332,378)	17,748,360	971,144,091
VIP Stock Selector All Cap Portfolio Investor Class	1,660,776,208	108,706,571	264,031,401	11,716,987	(26,502,927)	436,189,161	1,915,137,612
	5,655,932,339	1,122,753,296	1,092,689,188	168,558,687	(43,417,543)	712,163,539	6,354,742,443

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	4,096,409,150	4,096,409,150	-	-

Fixed-Income Funds	2,258,333,293	2,258,333,293	-	-

Money Market Funds	70,860,946	70,860,946	-	-

Other Short-Term Investments and Net Other Assets	5,351,910	-	5,351,910	-
Total Investments in Securities:	6,430,955,299	6,425,603,389	5,351,910	-
Derivative Instruments: Assets
Futures Contracts	2,095,941	2,095,941	-	-
Total Assets	2,095,941	2,095,941	-	-
Liabilities
Futures Contracts	(3,353,111)	(3,353,111)	-	-
Total Liabilities	(3,353,111)	(3,353,111)	-	-
Total Derivative Instruments:	(1,257,170)	(1,257,170)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	2,095,941	(3,353,111)
Total Equity Risk	2,095,941	(3,353,111)
Total Value of Derivatives	2,095,941	(3,353,111)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP FundsManager® 60% Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $5,350,981)	$5,351,910
Fidelity Central Funds (cost $70,860,946)	70,860,946
Other affiliated issuers (cost $5,982,052,614)	6,354,742,443

Total Investment in Securities (cost $6,058,264,541)		$6,430,955,299
Receivable for investments sold		1,304,759
Receivable for fund shares sold		3,171,967
Distributions receivable from Fidelity Central Funds		312,054
Receivable for daily variation margin on futures contracts		77,945
Total assets		6,435,822,024
Liabilities
Payable for investments purchased	$2,927,836
Payable for fund shares redeemed	1,471,559
Accrued management fee	525,665
Distribution and service plan fees payable	71,341
Total Liabilities		4,996,401
Net Assets		$6,430,825,623
Net Assets consist of:
Paid in capital		$6,192,638,805
Total accumulated earnings (loss)		238,186,818
Net Assets		$6,430,825,623

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value, offering price and redemption price per share ($96,946,632 ÷ 9,995,404 shares)		$9.70
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($582,338,801 ÷ 60,274,741 shares)		$9.66
Investor Class :
Net Asset Value, offering price and redemption price per share ($5,751,540,190 ÷ 592,999,726 shares)		$9.70
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$134,257,307
Interest		818,961
Income from Fidelity Central Funds		2,715,515
Total Income		137,791,783
Expenses
Management fee	$9,056,802
Distribution and service plan fees	1,471,586
Independent trustees' fees and expenses	21,582
Total expenses before reductions	10,549,970
Expense reductions	(3,664,811)
Total expenses after reductions		6,885,159
Net Investment income (loss)		130,906,624
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	107
Affiliated issuers	(43,417,543)
Futures contracts	(24,307,498)
Capital gain distributions from underlying funds:
Affiliated issuers	34,301,380
Total net realized gain (loss)		(33,423,554)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(5,010)
Affiliated issuers	712,163,539
Futures contracts	(5,806,181)
Total change in net unrealized appreciation (depreciation)		706,352,348
Net gain (loss)		672,928,794
Net increase (decrease) in net assets resulting from operations		$803,835,418
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$130,906,624	$106,349,204
Net realized gain (loss)	(33,423,554)	(101,932,942)
Change in net unrealized appreciation (depreciation)	706,352,348	(1,081,979,436)
Net increase (decrease) in net assets resulting from operations	803,835,418	(1,077,563,174)
Distributions to shareholders	(142,216,963)	(1,199,936,759)

Share transactions - net increase (decrease)	72,699,093	781,927,644
Total increase (decrease) in net assets	734,317,548	(1,495,572,289)

Net Assets
Beginning of period	5,696,508,075	7,192,080,364
End of period	$6,430,825,623	$5,696,508,075

Financial Highlights
VIP FundsManager® 60% Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.69	$12.40	$11.35	$10.20	$10.22
Income from Investment Operations
Net investment income (loss) A,B	.20	.16	.13	.11	.16
Net realized and unrealized gain (loss)	1.03	(1.82)	1.25	1.40	1.71
Total from investment operations	1.23	(1.66)	1.38	1.51	1.87
Distributions from net investment income	(.22)	(.17)	(.14)	(.11)	(.15)
Distributions from net realized gain	-	(1.88)	(.20)	(.25)	(1.74)
Total distributions	(.22)	(2.05)	(.33) C	(.36)	(1.89)
Net asset value, end of period	$9.70	$8.69	$12.40	$11.35	$10.20
Total Return D,E	14.17%	(15.06)%	12.34%	15.12%	20.49%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.29%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.10%	.14%	.20%	.20%	.20%
Expenses net of all reductions	.10%	.14%	.20%	.20%	.20%
Net investment income (loss)	2.18%	1.73%	1.08%	1.06%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$96,947	$68,120	$58,353	$28,621	$9,951
Portfolio turnover rate H	18%	43% I	54% I	22% I	33%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 60% Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.65	$12.36	$11.31	$10.17	$10.20
Income from Investment Operations
Net investment income (loss) A,B	.19	.15	.11	.09	.14
Net realized and unrealized gain (loss)	1.03	(1.82)	1.25	1.39	1.71
Total from investment operations	1.22	(1.67)	1.36	1.48	1.85
Distributions from net investment income	(.21)	(.16)	(.12)	(.09)	(.14)
Distributions from net realized gain	-	(1.88)	(.20)	(.25)	(1.74)
Total distributions	(.21)	(2.04)	(.31) C	(.34)	(1.88)
Net asset value, end of period	$9.66	$8.65	$12.36	$11.31	$10.17
Total Return D,E	14.08%	(15.25)%	12.21%	14.92%	20.25%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.40%	.45%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.25%	.29%	.35%	.35%	.35%
Expenses net of all reductions	.25%	.29%	.35%	.35%	.35%
Net investment income (loss)	2.03%	1.58%	.93%	.91%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$582,339	$534,692	$640,658	$656,402	$594,140
Portfolio turnover rate H	18%	43% I	54% I	22% I	33%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 60% Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.69	$12.40	$11.35	$10.20	$10.22
Income from Investment Operations
Net investment income (loss) A,B	.20	.16	.13	.11	.16
Net realized and unrealized gain (loss)	1.03	(1.82)	1.25	1.40	1.71
Total from investment operations	1.23	(1.66)	1.38	1.51	1.87
Distributions from net investment income	(.22)	(.17)	(.14)	(.11)	(.15)
Distributions from net realized gain	-	(1.88)	(.20)	(.25)	(1.74)
Total distributions	(.22)	(2.05)	(.33) C	(.36)	(1.89)
Net asset value, end of period	$9.70	$8.69	$12.40	$11.35	$10.20
Total Return D,E	14.17%	(15.06)%	12.34%	15.12%	20.49%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.15%	.19%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.10%	.14%	.20%	.20%	.20%
Expenses net of all reductions	.10%	.14%	.20%	.20%	.20%
Net investment income (loss)	2.18%	1.73%	1.08%	1.06%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$5,751,540	$5,093,696	$6,493,070	$5,919,107	$5,375,333
Portfolio turnover rate H	18%	43% I	54% I	22% I	33%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 70% Portfolio
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Stock Selector All Cap Portfolio Investor Class	34.7
Fidelity Total Bond Fund	10.2
VIP Investment Grade Bond II Portfolio Investor Class	10.1
Fidelity Overseas Fund	8.4
Fidelity Emerging Markets Fund	7.4
Fidelity Low-Priced Stock Fund	2.7
Fidelity Equity-Income Fund	2.2
Fidelity Enhanced International ETF	2.1
Fidelity International Discovery Fund	2.0
Fidelity Inflation-Protected Bond Index Fund	1.9
81.7

Asset Allocation (% of Fund's net assets)

Futures - (0.6)%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 70% Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Equity Funds - 73.8%
	Shares	Value ($)
Fidelity Canada Fund (a)	282,067	18,190,478
Fidelity Commodity Strategy Fund (a)	78,793	7,148,072
Fidelity Contrafund (a)	1,640,961	26,403,063
Fidelity Emerging Markets Discovery Fund (a)	1,059,357	17,405,241
Fidelity Emerging Markets Fund (a)	4,280,236	153,104,055
Fidelity Enhanced International ETF (a)	1,664,318	44,104,427
Fidelity Enhanced Large Cap Value ETF (a)	996,132	26,746,144
Fidelity Equity-Income Fund (a)	678,607	45,778,814
Fidelity Global Commodity Stock Fund (a)	107,438	1,919,924
Fidelity Hedged Equity Fund (a)	2,329,489	25,857,327
Fidelity Infrastructure Fund (a)	155,161	1,891,412
Fidelity International Capital Appreciation Fund (a)	1,341,383	35,573,485
Fidelity International Discovery Fund (a)	936,740	41,572,529
Fidelity International Small Cap Fund (a)	617,884	19,376,827
Fidelity International Small Cap Opportunities Fund (a)	1,014,862	20,266,795
Fidelity International Value Fund (a)	2,861,622	28,101,130
Fidelity Japan Smaller Companies Fund (a)	992,433	14,955,959
Fidelity Low-Priced Stock Fund (a)	1,246,480	54,932,364
Fidelity Overseas Fund (a)	2,869,850	173,051,933
Fidelity Real Estate Investment Portfolio (a)	268,180	10,324,914
Fidelity U.S. Low Volatility Equity Fund (a)	1,893,923	20,227,098
Fidelity Value Discovery Fund (a)	636,337	22,335,424
VIP Stock Selector All Cap Portfolio Investor Class (a)	70,173,914	719,984,357
TOTAL EQUITY FUNDS (Cost $1,393,081,523)		1,529,251,772

Fixed-Income Funds - 24.9%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	1,682,256	15,644,981
Fidelity High Income Fund (a)	1,359,024	10,382,945
Fidelity Inflation-Protected Bond Index Fund (a)	4,301,544	38,885,960
Fidelity Long-Term Treasury Bond Index Fund (a)	2,336,658	23,670,343
Fidelity New Markets Income Fund (a)	431,816	5,363,159
Fidelity Total Bond Fund (a)	22,092,797	211,869,923
VIP Investment Grade Bond II Portfolio Investor Class (a)	22,221,283	210,213,338
TOTAL FIXED-INCOME FUNDS (Cost $524,634,967)		516,030,649

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b) (Cost $25,719,081)	25,713,938	25,719,081

U.S. Treasury Obligations - 0.1%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.38% 1/25/24 (d) (Cost $1,972,987)	1,980,000	1,973,330

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,945,408,558)	2,072,974,832
NET OTHER ASSETS (LIABILITIES) - 0.0%	(14,151)
NET ASSETS - 100.0%	2,072,960,681

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	152	Mar 2024	17,118,240	640,972	640,972

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	66	Mar 2024	15,906,000	(528,086)	(528,086)
ICE MSCI Emerging Markets Index Contracts (United States)	260	Mar 2024	13,438,100	(596,808)	(596,808)

TOTAL SOLD					(1,124,894)

TOTAL FUTURES CONTRACTS					(483,922)
The notional amount of futures purchased as a percentage of Net Assets is 0.8%
The notional amount of futures sold as a percentage of Net Assets is 1.4%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,126,193.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	12,365,776	106,772,605	93,419,300	960,709	-	-	25,719,081	0.1%
Total	12,365,776	106,772,605	93,419,300	960,709	-	-	25,719,081

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	15,892,931	2,054,907	1,520,718	592,999	(53,513)	1,816,871	18,190,478
Fidelity Commodity Strategy Fund	11,568,566	394,389	3,735,259	286,142	(2,364,110)	1,284,486	7,148,072
Fidelity Contrafund	20,623,975	1,626,251	2,369,880	1,110,223	54,949	6,467,768	26,403,063
Fidelity Emerging Markets Discovery Fund	13,843,850	1,887,644	958,514	350,301	4,014	2,628,247	17,405,241
Fidelity Emerging Markets Fund	127,486,180	15,928,577	8,616,357	1,680,574	19,895	18,285,760	153,104,055
Fidelity Enhanced International ETF	36,554,133	4,267,283	2,360,012	1,253,757	(87,785)	5,730,808	44,104,427
Fidelity Enhanced Large Cap Value ETF	26,175,444	1,344,357	2,641,988	774,861	60,417	1,807,914	26,746,144
Fidelity Equity-Income Fund	45,423,472	3,224,630	5,403,054	1,905,139	118,866	2,414,900	45,778,814
Fidelity Floating Rate High Income Fund	48,879,552	2,682,917	37,062,376	2,023,750	(1,150,414)	2,295,302	15,644,981
Fidelity Global Commodity Stock Fund	34,355,146	490,276	30,858,688	38,053	11,109,796	(13,176,606)	1,919,924
Fidelity Gold Portfolio	-	24,232,898	21,077,722	115,610	(3,155,176)	-	-
Fidelity Hedged Equity Fund	4,662,933	19,929,338	922,688	185,742	35,982	2,151,762	25,857,327
Fidelity High Income Fund	14,598,746	1,039,598	5,811,443	688,193	(376,478)	932,522	10,382,945
Fidelity Inflation-Protected Bond Index Fund	35,229,701	15,302,612	11,886,260	1,330,801	(737,118)	977,025	38,885,960
Fidelity Infrastructure Fund	-	1,969,758	106,885	34,864	(1,607)	30,146	1,891,412
Fidelity International Capital Appreciation Fund	27,730,111	2,662,765	2,424,368	134,450	(147,814)	7,752,791	35,573,485
Fidelity International Discovery Fund	36,308,000	4,014,004	3,174,500	780,959	(762,031)	5,187,056	41,572,529
Fidelity International Small Cap Fund	16,060,002	1,734,929	1,250,143	355,822	(29,396)	2,861,435	19,376,827
Fidelity International Small Cap Opportunities Fund	16,599,446	1,480,902	-	725,498	-	2,186,447	20,266,795
Fidelity International Value Fund	23,282,315	2,481,383	1,648,258	567,920	45,580	3,940,110	28,101,130
Fidelity Japan Smaller Companies Fund	12,984,834	409,692	-	409,692	-	1,561,433	14,955,959
Fidelity Long-Term Treasury Bond Index Fund	18,039,266	29,307,777	20,776,966	879,026	(8,252,483)	5,352,749	23,670,343
Fidelity Low-Priced Stock Fund	52,783,219	10,297,988	6,489,927	8,702,168	(643,617)	(1,015,299)	54,932,364
Fidelity New Markets Income Fund	9,386,569	592,742	5,060,178	385,806	(1,155,221)	1,599,247	5,363,159
Fidelity Overseas Fund	142,670,380	14,419,220	11,977,222	1,763,053	(827,401)	28,766,956	173,051,933
Fidelity Real Estate Investment Portfolio	12,537,884	999,766	3,622,600	681,063	(275,465)	685,329	10,324,914
Fidelity Total Bond Fund	170,873,330	48,181,972	12,774,281	8,156,574	(103,129)	5,692,031	211,869,923
Fidelity U.S. Low Volatility Equity Fund	42,200,674	1,562,350	24,332,235	342,138	1,395,648	(599,339)	20,227,098
Fidelity Value Discovery Fund	23,355,632	1,853,419	2,854,620	1,126,263	323,226	(342,233)	22,335,424
VIP Investment Grade Bond II Portfolio Investor Class	170,913,838	48,407,734	12,774,169	7,658,336	(277,028)	3,942,963	210,213,338
VIP Stock Selector All Cap Portfolio Investor Class	619,127,921	21,795,790	74,597,085	4,404,296	(7,991,217)	161,648,948	719,984,357
	1,830,148,050	286,577,868	319,088,396	49,444,073	(15,222,630)	262,867,529	2,045,282,421

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	1,529,251,772	1,529,251,772	-	-

Fixed-Income Funds	516,030,649	516,030,649	-	-

Money Market Funds	25,719,081	25,719,081	-	-

Other Short-Term Investments and Net Other Assets	1,973,330	-	1,973,330	-
Total Investments in Securities:	2,072,974,832	2,071,001,502	1,973,330	-
Derivative Instruments: Assets
Futures Contracts	640,972	640,972	-	-
Total Assets	640,972	640,972	-	-
Liabilities
Futures Contracts	(1,124,894)	(1,124,894)	-	-
Total Liabilities	(1,124,894)	(1,124,894)	-	-
Total Derivative Instruments:	(483,922)	(483,922)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	640,972	(1,124,894)
Total Equity Risk	640,972	(1,124,894)
Total Value of Derivatives	640,972	(1,124,894)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP FundsManager® 70% Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,972,987)	$1,973,330
Fidelity Central Funds (cost $25,719,081)	25,719,081
Other affiliated issuers (cost $1,917,716,490)	2,045,282,421

Total Investment in Securities (cost $1,945,408,558)		$2,072,974,832
Receivable for investments sold		50,034
Receivable for fund shares sold		44,197
Distributions receivable from Fidelity Central Funds		114,193
Receivable for daily variation margin on futures contracts		36,545
Total assets		2,073,219,801
Liabilities
Payable for investments purchased	$22,491
Payable for fund shares redeemed	58,982
Accrued management fee	169,239
Distribution and service plan fees payable	8,408
Total Liabilities		259,120
Net Assets		$2,072,960,681
Net Assets consist of:
Paid in capital		$1,979,381,164
Total accumulated earnings (loss)		93,579,517
Net Assets		$2,072,960,681

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value, offering price and redemption price per share ($65,986 ÷ 5,411 shares)		$12.19
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($68,638,197 ÷ 5,668,957 shares)		$12.11
Investor Class :
Net Asset Value, offering price and redemption price per share ($2,004,256,498 ÷ 164,514,720 shares)		$12.18
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$36,974,318
Interest		267,950
Income from Fidelity Central Funds		960,709
Total Income		38,202,977
Expenses
Management fee	$2,907,536
Distribution and service plan fees	161,684
Independent trustees' fees and expenses	6,925
Total expenses before reductions	3,076,145
Expense reductions	(1,036,228)
Total expenses after reductions		2,039,917
Net Investment income (loss)		36,163,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4)
Affiliated issuers	(15,222,630)
Futures contracts	(8,133,354)
Capital gain distributions from underlying funds:
Affiliated issuers	12,469,755
Total net realized gain (loss)		(10,886,233)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(1,354)
Affiliated issuers	262,867,529
Futures contracts	(1,771,892)
Total change in net unrealized appreciation (depreciation)		261,094,283
Net gain (loss)		250,208,050
Net increase (decrease) in net assets resulting from operations		$286,371,110
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,163,060	$30,568,709
Net realized gain (loss)	(10,886,233)	(23,256,101)
Change in net unrealized appreciation (depreciation)	261,094,283	(356,677,081)
Net increase (decrease) in net assets resulting from operations	286,371,110	(349,364,473)
Distributions to shareholders	(39,485,458)	(383,634,704)

Share transactions - net increase (decrease)	(21,696,786)	369,760,949
Total increase (decrease) in net assets	225,188,866	(363,238,228)

Net Assets
Beginning of period	1,847,771,815	2,211,010,043
End of period	$2,072,960,681	$1,847,771,815

Financial Highlights
VIP FundsManager® 70% Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.74	$15.55	$13.90	$12.37	$11.71
Income from Investment Operations
Net investment income (loss) A,B	.21	.18	.15	.12	.17
Net realized and unrealized gain (loss)	1.48	(2.33)	1.86	1.82	2.26
Total from investment operations	1.69	(2.15)	2.01	1.94	2.43
Distributions from net investment income	(.24)	(.19)	(.16)	(.12)	(.16)
Distributions from net realized gain	-	(2.47)	(.20)	(.30)	(1.61)
Total distributions	(.24)	(2.66)	(.36)	(.41) C	(1.77)
Net asset value, end of period	$12.19	$10.74	$15.55	$13.90	$12.37
Total Return D,E	15.72%	(15.65)%	14.60%	16.10%	22.65%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.29%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.10%	.14%	.20%	.20%	.20%
Expenses net of all reductions	.10%	.14%	.20%	.20%	.20%
Net investment income (loss)	1.87%	1.58%	.99%	.95%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$66	$58	$84	$75	$67
Portfolio turnover rate H	15%	33% I	60% I	24% I	39%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 70% Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.67	$15.47	$13.83	$12.31	$11.67
Income from Investment Operations
Net investment income (loss) A,B	.20	.16	.12	.10	.15
Net realized and unrealized gain (loss)	1.46	(2.31)	1.85	1.82	2.25
Total from investment operations	1.66	(2.15)	1.97	1.92	2.40
Distributions from net investment income	(.22)	(.17)	(.13)	(.10)	(.15)
Distributions from net realized gain	-	(2.47)	(.20)	(.30)	(1.61)
Total distributions	(.22)	(2.65) C	(.33)	(.40)	(1.76)
Net asset value, end of period	$12.11	$10.67	$15.47	$13.83	$12.31
Total Return D,E	15.57%	(15.79)%	14.44%	15.94%	22.39%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.40%	.44%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.25%	.29%	.35%	.35%	.35%
Expenses net of all reductions	.25%	.29%	.35%	.35%	.35%
Net investment income (loss)	1.72%	1.43%	.84%	.80%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$68,638	$61,541	$74,699	$66,433	$57,129
Portfolio turnover rate H	15%	33% I	60% I	24% I	39%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 70% Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.73	$15.54	$13.90	$12.37	$11.71
Income from Investment Operations
Net investment income (loss) A,B	.21	.18	.15	.12	.17
Net realized and unrealized gain (loss)	1.48	(2.33)	1.85	1.82	2.26
Total from investment operations	1.69	(2.15)	2.00	1.94	2.43
Distributions from net investment income	(.24)	(.19)	(.16)	(.12)	(.16)
Distributions from net realized gain	-	(2.47)	(.20)	(.30)	(1.61)
Total distributions	(.24)	(2.66)	(.36)	(.41) C	(1.77)
Net asset value, end of period	$12.18	$10.73	$15.54	$13.90	$12.37
Total Return D,E	15.73%	(15.67)%	14.52%	16.10%	22.66%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.15%	.19%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.10%	.14%	.20%	.20%	.20%
Expenses net of all reductions	.10%	.14%	.20%	.20%	.20%
Net investment income (loss)	1.87%	1.58%	.99%	.95%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$2,004,256	$1,786,172	$2,136,227	$1,769,102	$1,605,820
Portfolio turnover rate H	15%	33% I	60% I	24% I	39%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 85% Portfolio
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Stock Selector All Cap Portfolio Investor Class	37.9
Fidelity Overseas Fund	9.4
Fidelity Emerging Markets Fund	9.2
Fidelity Total Bond Fund	5.2
VIP Investment Grade Bond II Portfolio Investor Class	5.2
Fidelity Low-Priced Stock Fund	3.6
Fidelity Equity-Income Fund	2.9
Fidelity Enhanced International ETF	2.4
Fidelity International Discovery Fund	2.3
Fidelity International Capital Appreciation Fund	2.0
80.1

Asset Allocation (% of Fund's net assets)

Futures - 3.3%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP FundsManager® 85% Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Equity Funds - 85.0%
	Shares	Value ($)
Fidelity Canada Fund (a)	122,738	7,915,360
Fidelity Commodity Strategy Fund (a)	26,054	2,363,650
Fidelity Contrafund (a)	705,880	11,357,603
Fidelity Emerging Markets Discovery Fund (a)	343,001	5,635,512
Fidelity Emerging Markets Fund (a)	2,058,332	73,626,545
Fidelity Enhanced International ETF (a)	737,507	19,543,936
Fidelity Enhanced Large Cap Value ETF (a)	579,075	15,548,164
Fidelity Equity-Income Fund (a)	345,316	23,295,038
Fidelity Global Commodity Stock Fund (a)	176,271	3,149,967
Fidelity Hedged Equity Fund (a)	898,356	9,971,753
Fidelity Infrastructure Fund (a)	59,091	720,315
Fidelity International Capital Appreciation Fund (a)	602,671	15,982,839
Fidelity International Discovery Fund (a)	419,795	18,630,495
Fidelity International Small Cap Fund (a)	276,043	8,656,697
Fidelity International Small Cap Opportunities Fund (a)	484,293	9,671,322
Fidelity International Value Fund (a)	1,268,791	12,459,531
Fidelity Japan Fund (a)	113,259	1,820,067
Fidelity Japan Smaller Companies Fund (a)	453,748	6,837,976
Fidelity Low-Priced Stock Fund (a)	658,784	29,032,604
Fidelity Overseas Fund (a)	1,244,863	75,065,263
Fidelity Real Estate Investment Portfolio (a)	102,840	3,959,349
Fidelity U.S. Low Volatility Equity Fund (a)	731,048	7,807,593
Fidelity Value Discovery Fund (a)	418,841	14,701,329
VIP Stock Selector All Cap Portfolio Investor Class (a)	29,611,524	303,814,232
TOTAL EQUITY FUNDS (Cost $622,834,835)		681,567,140

Fixed-Income Funds - 14.1%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	216,999	2,018,095
Fidelity Inflation-Protected Bond Index Fund (a)	1,648,729	14,904,513
Fidelity Long-Term Treasury Bond Index Fund (a)	1,006,843	10,199,317
Fidelity New Markets Income Fund (a)	165,807	2,059,321
Fidelity Total Bond Fund (a)	4,363,642	41,847,328
VIP Investment Grade Bond II Portfolio Investor Class (a)	4,408,266	41,702,201
TOTAL FIXED-INCOME FUNDS (Cost $113,801,232)		112,730,775

Money Market Funds - 0.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b) (Cost $6,688,473)	6,687,136	6,688,473

U.S. Treasury Obligations - 0.1%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.31% 3/7/24 to 3/21/24 (d) (Cost $1,157,902)	1,170,000	1,158,145

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $744,482,442)	802,144,533
NET OTHER ASSETS (LIABILITIES) - 0.0%	(71,676)
NET ASSETS - 100.0%	802,072,857

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	60	Mar 2024	14,460,000	479,942	479,942
ICE MSCI EAFE Index Contracts (United States)	159	Mar 2024	17,906,580	670,515	670,515

TOTAL PURCHASED					1,150,457

Sold

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	107	Mar 2024	5,530,295	(245,589)	(245,589)

TOTAL FUTURES CONTRACTS					904,868
The notional amount of futures purchased as a percentage of Net Assets is 4.0%
The notional amount of futures sold as a percentage of Net Assets is 0.7%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,158,145.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	1,903,369	32,365,380	27,580,276	150,220	-	-	6,688,473	0.0%
Total	1,903,369	32,365,380	27,580,276	150,220	-	-	6,688,473

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	6,845,527	1,409,864	1,104,967	258,182	(37,485)	802,421	7,915,360
Fidelity Commodity Strategy Fund	2,584,051	218,285	121,057	94,316	(14,804)	(302,825)	2,363,650
Fidelity Contrafund	8,953,197	1,097,833	1,544,909	478,111	(129,829)	2,981,311	11,357,603
Fidelity Emerging Markets Discovery Fund	4,368,240	955,175	529,475	113,542	7,806	833,766	5,635,512
Fidelity Emerging Markets Fund	59,596,171	10,134,330	4,762,878	808,224	(360,155)	9,019,077	73,626,545
Fidelity Enhanced International ETF	16,285,536	2,711,714	1,970,780	557,364	(109,845)	2,627,311	19,543,936
Fidelity Enhanced Large Cap Value ETF	15,403,332	1,084,596	2,033,237	451,593	(51,211)	1,144,684	15,548,164
Fidelity Equity-Income Fund	23,140,386	2,560,911	3,700,095	973,792	(30,705)	1,324,541	23,295,038
Fidelity Floating Rate High Income Fund	5,508,343	336,372	3,971,520	189,149	(62,072)	206,972	2,018,095
Fidelity Global Commodity Stock Fund	14,440,820	521,032	11,080,152	62,287	3,657,016	(4,388,749)	3,149,967
Fidelity Gold Portfolio	-	9,127,748	7,947,728	43,324	(1,180,020)	-	-
Fidelity Hedged Equity Fund	1,708,247	7,613,898	179,245	71,574	6,990	821,863	9,971,753
Fidelity Inflation-Protected Bond Index Fund	13,029,222	6,403,419	4,609,174	510,888	(398,827)	479,873	14,904,513
Fidelity Infrastructure Fund	-	763,115	53,750	13,145	(181)	11,131	720,315
Fidelity International Capital Appreciation Fund	12,392,522	2,030,622	1,843,551	60,437	(81,488)	3,484,734	15,982,839
Fidelity International Discovery Fund	16,151,164	2,883,404	2,368,770	350,093	(188,802)	2,153,499	18,630,495
Fidelity International Small Cap Fund	7,150,477	1,216,374	973,702	159,018	(11,177)	1,274,725	8,656,697
Fidelity International Small Cap Opportunities Fund	7,456,802	1,194,215	-	345,549	-	1,020,305	9,671,322
Fidelity International Value Fund	10,312,461	1,695,176	1,327,574	251,895	19,306	1,760,162	12,459,531
Fidelity Japan Fund	1,570,699	65,409	362	64,968	(5)	184,326	1,820,067
Fidelity Japan Smaller Companies Fund	5,936,763	187,314	-	187,314	-	713,899	6,837,976
Fidelity Long-Term Treasury Bond Index Fund	8,398,988	11,146,773	8,186,481	410,391	(4,328,779)	3,168,816	10,199,317
Fidelity Low-Priced Stock Fund	27,890,209	6,640,570	4,501,236	4,719,953	(429,296)	(567,643)	29,032,604
Fidelity New Markets Income Fund	3,473,777	328,842	1,912,542	145,056	(191,902)	361,146	2,059,321
Fidelity Overseas Fund	61,599,631	10,451,151	9,047,246	765,341	(466,008)	12,527,735	75,065,263
Fidelity Real Estate Investment Portfolio	6,192,407	593,571	3,016,739	259,872	(211,790)	401,900	3,959,349
Fidelity Total Bond Fund	24,928,584	19,067,395	3,399,704	1,308,660	(69,419)	1,320,472	41,847,328
Fidelity U.S. Low Volatility Equity Fund	15,592,323	1,318,957	9,515,609	136,286	587,114	(175,192)	7,807,593
Fidelity Value Discovery Fund	15,326,165	1,633,721	2,233,184	758,795	11,242	(36,615)	14,701,329
VIP Investment Grade Bond II Portfolio Investor Class	24,933,297	19,425,506	3,277,567	1,563,554	(80,043)	701,008	41,702,201
VIP Stock Selector All Cap Portfolio Investor Class	259,699,156	25,175,533	45,878,883	1,856,946	(3,418,754)	68,237,180	303,814,232
	680,868,497	149,992,825	141,092,117	17,969,619	(7,563,123)	112,091,833	794,297,915

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	681,567,140	681,567,140	-	-

Fixed-Income Funds	112,730,775	112,730,775	-	-

Money Market Funds	6,688,473	6,688,473	-	-

Other Short-Term Investments and Net Other Assets	1,158,145	-	1,158,145	-
Total Investments in Securities:	802,144,533	800,986,388	1,158,145	-
Derivative Instruments: Assets
Futures Contracts	1,150,457	1,150,457	-	-
Total Assets	1,150,457	1,150,457	-	-
Liabilities
Futures Contracts	(245,589)	(245,589)	-	-
Total Liabilities	(245,589)	(245,589)	-	-
Total Derivative Instruments:	904,868	904,868	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,150,457	(245,589)
Total Equity Risk	1,150,457	(245,589)
Total Value of Derivatives	1,150,457	(245,589)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

VIP FundsManager® 85% Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,157,902)	$1,158,145
Fidelity Central Funds (cost $6,688,473)	6,688,473
Other affiliated issuers (cost $736,636,067)	794,297,915

Total Investment in Securities (cost $744,482,442)		$802,144,533
Receivable for investments sold		874,382
Receivable for fund shares sold		4,878
Distributions receivable from Fidelity Central Funds		25,927
Other affiliated receivables		6,985
Total assets		803,056,705
Liabilities
Payable for fund shares redeemed	$879,260
Accrued management fee	65,411
Distribution and service plan fees payable	6,617
Payable for daily variation margin on futures contracts	32,560
Total Liabilities		983,848
Net Assets		$802,072,857
Net Assets consist of:
Paid in capital		$758,176,288
Total accumulated earnings (loss)		43,896,569
Net Assets		$802,072,857

Net Asset Value and Maximum Offering Price
Service Class :
Net Asset Value, offering price and redemption price per share ($111,150 ÷ 9,088 shares)		$12.23
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($53,871,169 ÷ 4,469,599 shares)		$12.05
Investor Class :
Net Asset Value, offering price and redemption price per share ($748,090,538 ÷ 61,464,526 shares)		$12.17
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$11,357,635
Interest		94,184
Income from Fidelity Central Funds		150,220
Total Income		11,602,039
Expenses
Management fee	$1,101,293
Distribution and service plan fees	130,388
Independent trustees' fees and expenses	2,607
Total expenses before reductions	1,234,288
Expense reductions	(420,282)
Total expenses after reductions		814,006
Net Investment income (loss)		10,788,033
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1)
Affiliated issuers	(7,563,123)
Futures contracts	(1,681,128)
Capital gain distributions from underlying funds:
Affiliated issuers	6,611,984
Total net realized gain (loss)		(2,632,268)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(308)
Affiliated issuers	112,091,833
Futures contracts	679,629
Total change in net unrealized appreciation (depreciation)		112,771,154
Net gain (loss)		110,138,886
Net increase (decrease) in net assets resulting from operations		$120,926,919
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,788,033	$8,340,054
Net realized gain (loss)	(2,632,268)	(11,707,201)
Change in net unrealized appreciation (depreciation)	112,771,154	(137,393,930)
Net increase (decrease) in net assets resulting from operations	120,926,919	(140,761,077)
Distributions to shareholders	(11,901,106)	(154,125,976)

Share transactions - net increase (decrease)	8,282,094	166,361,141
Total increase (decrease) in net assets	117,307,907	(128,525,912)

Net Assets
Beginning of period	684,764,950	813,290,862
End of period	$802,072,857	$684,764,950

Financial Highlights
VIP FundsManager® 85% Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.55	$15.82	$13.88	$12.25	$11.65
Income from Investment Operations
Net investment income (loss) A,B	.17	.12	.12	.09	.15
Net realized and unrealized gain (loss)	1.69	(2.46)	2.34	2.04	2.58
Total from investment operations	1.86	(2.34)	2.46	2.13	2.73
Distributions from net investment income	(.18)	(.13)	(.15)	(.10)	(.14)
Distributions from net realized gain	-	(2.80)	(.37)	(.39)	(1.99)
Total distributions	(.18)	(2.93)	(.52)	(.50) C	(2.13)
Net asset value, end of period	$12.23	$10.55	$15.82	$13.88	$12.25
Total Return D,E	17.69%	(17.01)%	18.02%	17.93%	26.05%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.25%	.29%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.10%	.14%	.20%	.20%	.20%
Expenses net of all reductions	.10%	.14%	.20%	.20%	.20%
Net investment income (loss)	1.48%	1.18%	.78%	.82%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$111	$100	$-	$-	$-
Portfolio turnover rate H	19%	28% I	68% I	37% I	38%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 85% Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.40	$15.65	$13.76	$12.20	$11.59
Income from Investment Operations
Net investment income (loss) A,B	.15	.11	.10	.08	.13
Net realized and unrealized gain (loss)	1.67	(2.45)	2.29	1.96	2.60
Total from investment operations	1.82	(2.34)	2.39	2.04	2.73
Distributions from net investment income	(.17)	(.11)	(.13)	(.09)	(.13)
Distributions from net realized gain	-	(2.80)	(.37)	(.39)	(1.99)
Total distributions	(.17)	(2.91)	(.50)	(.48)	(2.12)
Net asset value, end of period	$12.05	$10.40	$15.65	$13.76	$12.20
Total Return C,D	17.48%	(17.19)%	17.64%	17.27%	26.14%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.40%	.44%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.25%	.29%	.35%	.35%	.35%
Expenses net of all reductions	.25%	.29%	.35%	.35%	.35%
Net investment income (loss)	1.33%	1.03%	.68%	.68%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$53,871	$48,826	$58,047	$48,373	$40,928
Portfolio turnover rate G	19%	28% H	68% H	37% H	38%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

VIP FundsManager® 85% Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.50	$15.77	$13.86	$12.28	$11.66
Income from Investment Operations
Net investment income (loss) A,B	.17	.13	.12	.10	.15
Net realized and unrealized gain (loss)	1.68	(2.47)	2.31	1.98	2.60
Total from investment operations	1.85	(2.34)	2.43	2.08	2.75
Distributions from net investment income	(.18)	(.13)	(.15)	(.10)	(.14)
Distributions from net realized gain	-	(2.80)	(.37)	(.39)	(1.99)
Total distributions	(.18)	(2.93)	(.52)	(.50) C	(2.13)
Net asset value, end of period	$12.17	$10.50	$15.77	$13.86	$12.28
Total Return D,E	17.68%	(17.07)%	17.83%	17.46%	26.21%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.15%	.19%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.10%	.14%	.20%	.20%	.20%
Expenses net of all reductions	.10%	.14%	.20%	.20%	.20%
Net investment income (loss)	1.48%	1.18%	.83%	.83%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$748,091	$635,839	$755,243	$615,808	$548,925
Portfolio turnover rate H	19%	28% I	68% I	37% I	38%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP FundsManager 20% Portfolio, VIP FundsManager 30% Portfolio, VIP FundsManager 40% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Service Class, Service Class 2 and Investor Class. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses a third party pricing service approved by the Board of Trustees (the Board) to value its investments. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP FundsManager 20% Portfolio	$734,209,500	$17,857,873	$(12,411,431)	$5,446,442
VIP FundsManager 30% Portfolio	5,987,407	200,936	(13,862)	187,074
VIP FundsManager 40% Portfolio	13,650,898	494,359	(22,798)	471,561
VIP FundsManager 50% Portfolio	4,139,269,159	273,750,634	(61,377,931)	212,372,703
VIP FundsManager 60% Portfolio	6,073,658,594	441,036,967	(83,740,262)	357,296,705
VIP FundsManager 70% Portfolio	1,949,317,592	146,518,960	(22,861,720)	123,657,240
VIP FundsManager 85% Portfolio	748,585,727	62,756,537	(9,197,731)	53,558,806

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP FundsManager 20% Portfolio	$632,731	$ -	$ (36,042,528)	$5,446,442
VIP FundsManager 30% Portfolio	-	4,748	-	187,074
VIP FundsManager 40% Portfolio	1,131	15,430	-	471,561
VIP FundsManager 50% Portfolio	2,006,825	-	(170,673,462)	212,372,703
VIP FundsManager 60% Portfolio	2,405,373	-	(121,515,259)	357,296,705
VIP FundsManager 70% Portfolio	684,993	-	(30,762,716)	123,657,240
VIP FundsManager 85% Portfolio	201,920	-	(9,864,159)	53,558,806

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
VIP FundsManager 20% Portfolio	$(10,873,516)	$(25,169,012)	$(36,042,528)
VIP FundsManager 50% Portfolio	(66,046,714)	(104,626,748)	(170,673,462)
VIP FundsManager 60% Portfolio	(114,643,499)	(6,871,760)	(121,515,259)
VIP FundsManager 70% Portfolio	(28,230,539)	(2,532,177)	(30,762,716)
VIP FundsManager 85% Portfolio	(9,864,159)	-	(9,864,159)

The tax character of distributions paid was as follows:

December 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$27,487,975	$-	$27,487,975
VIP FundsManager 30% Portfolio A	124,436	-	124,436
VIP FundsManager 40% Portfolio A	196,436	5,355	201,791
VIP FundsManager 50% Portfolio	108,450,832	-	108,450,832
VIP FundsManager 60% Portfolio	142,216,963	-	142,216,963
VIP FundsManager 70% Portfolio	39,485,458	-	39,485,458
VIP FundsManager 85% Portfolio	11,901,106	-	11,901,106

December 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$19,855,069	$63,082,527	$82,937,596
VIP FundsManager 50% Portfolio	97,173,636	882,641,956	979,815,592
VIP FundsManager 60% Portfolio	109,543,892	1,090,392,867	1,199,936,759
VIP FundsManager 70% Portfolio	31,372,753	352,261,951	383,634,704
VIP FundsManager 85% Portfolio	7,907,403	146,218,573	154,125,976

A For the period April 13, 2023(commencement of operations) through December 31, 2023.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
VIP FundsManager 20% Portfolio
Equity Risk
Futures Contracts	(5,510,737)	(2,090,270)
Total Equity Risk	(5,510,737)	(2,090,270)
Interest Rate Risk
Futures Contracts	(308,551)	(1,988)
Total Interest Rate Risk	(308,551)	(1,988)
Totals	(5,819,288)	(2,092,258)
VIP FundsManager 50% Portfolio
Equity Risk
Futures Contracts	(30,740,726)	(14,352,704)
Total Equity Risk	(30,740,726)	(14,352,704)
Interest Rate Risk
Futures Contracts	(1,744,250)	(11,153)
Total Interest Rate Risk	(1,744,250)	(11,153)
Totals	(32,484,976)	(14,363,857)
VIP FundsManager 60% Portfolio
Equity Risk
Futures Contracts	(21,855,123)	(5,792,250)
Total Equity Risk	(21,855,123)	(5,792,250)
Interest Rate Risk
Futures Contracts	(2,452,375)	(13,931)
Total Interest Rate Risk	(2,452,375)	(13,931)
Totals	(24,307,498)	(5,806,181)
VIP FundsManager 70% Portfolio
Equity Risk
Futures Contracts	(7,351,475)	(1,767,439)
Total Equity Risk	(7,351,475)	(1,767,439)
Interest Rate Risk
Futures Contracts	(781,879)	(4,453)
Total Interest Rate Risk	(781,879)	(4,453)
Totals	(8,133,354)	(1,771,892)
VIP FundsManager 85% Portfolio
Equity Risk
Futures Contracts	(1,392,487)	681,263
Total Equity Risk	(1,392,487)	681,263
Interest Rate Risk
Futures Contracts	(288,641)	(1,634)
Total Interest Rate Risk	(288,641)	(1,634)
Totals	(1,681,128)	679,629

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP FundsManager 20% Portfolio	105,006,305	237,271,772
VIP FundsManager 30% Portfolio	6,622,788	747,070
VIP FundsManager 40% Portfolio	14,285,942	990,417
VIP FundsManager 50% Portfolio	614,161,190	1,238,833,182
VIP FundsManager 60% Portfolio	1,122,753,296	1,092,689,188
VIP FundsManager 70% Portfolio	286,577,868	319,088,396
VIP FundsManager 85% Portfolio	149,992,825	141,092,117

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services. For these services each Fund pays a monthly management fee to the investment adviser. The management fee is based on an annual rate of .15% of each fund's average net assets. Under the management contract, the investment adviser pays all other fund-level operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP FundsManager 20% Portfolio	$57	$28,378	$28,435
VIP FundsManager 30% Portfolio	239	597	836
VIP FundsManager 40% Portfolio	239	598	837
VIP FundsManager 50% Portfolio	52	190,668	190,720
VIP FundsManager 60% Portfolio	83,230	1,388,356	1,471,586
VIP FundsManager 70% Portfolio	62	161,622	161,684
VIP FundsManager 85% Portfolio	103	130,285	130,388

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP FundsManager 30% Portfolio	$1
VIP FundsManager 40% Portfolio	1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of each Fund's interest in Fidelity U.S. Bond Index, ("Underlying Fund") for investments and cash and non-taxable exchanges of those investments and cash for shares of VIP Investment Grade Bond Fund II which is an affiliated investment company managed by FMR. Net realized gain (loss) on the redemptions of the Underlying Fund in connection with the reallocation is included in the accompanying Statement of Changes in Net Assets as "Net Realized gain (loss)."

Details of these transactions with the net realized gain (loss) for the Funds are presented in the accompanying table:

	Value of Investments and Cash reallocated ($)	Net realized gain (loss) on redemptions of Underlying Fund ($)
VIP FundsManager 20%	187,389,729	(14,920,156)
VIP FundsManager 50%	779,091,389	(46,361,043)
VIP FundsManager 60%	745,543,252	(40,143,696)
VIP FundsManager 70%	130,830,130	(6,126,544)
VIP FundsManager 85%	9,299,799	(528,879)

7. Expense Reductions.
The investment adviser contractually agreed to waive each Fund's management fee in an amount equal to .05% of each Fund's average net assets until April 30, 2025. During the period, each Fund's management fees were reduced by the following amounts:

Management Fee Waiver
VIP FundsManager 20% Portfolio	$ 388,096
VIP FundsManager 30% Portfolio	$ 1,228
VIP FundsManager 40% Portfolio	$ 1,834
VIP FundsManager 50% Portfolio	$ 2,198,480
VIP FundsManager 60% Portfolio	$ 3,026,128
VIP FundsManager 70% Portfolio	$ 971,487
VIP FundsManager 85% Portfolio	$ 367,966

In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for each Fund's Service Class and Service Class 2. During the period, this reimbursement reduced each Fund's Service Class and Service Class 2's expenses by the following amounts:

Reimbursement
VIP FundsManager 20% Portfolio
Service Class	$57
Service Class 2	11,351
VIP FundsManager 30% Portfolio
Service Class	239
Service Class 2	239
VIP FundsManager 40% Portfolio
Service Class	239
Service Class 2	239
VIP FundsManager 50% Portfolio
Service Class	52
Service Class 2	76,267
VIP FundsManager 60% Portfolio
Service Class	83,230
Service Class 2	555,343
VIP FundsManager 70% Portfolio
Service Class	62
Service Class 2	64,649
VIP FundsManager 85% Portfolio
Service Class	103
Service Class 2	52,114

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
VIP FundsManager 20% Portfolio	$57
VIP FundsManager 30% Portfolio	162
VIP FundsManager 40% Portfolio	182
VIP FundsManager 50% Portfolio	122
VIP FundsManager 60% Portfolio	110
VIP FundsManager 70% Portfolio	30
VIP FundsManager 85% Portfolio	99
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP FundsManager 20% Portfolio
Distributions to shareholders
Service Class	$2,225	$5,358
Service Class 2	411,354	920,725
Investor Class	27,074,396	82,011,513
Total	$27,487,975	$82,937,596
VIP FundsManager 30% Portfolio
Distributions to shareholders
Service Class	$6,993	$-
Service Class 2	6,627	-
Investor Class	110,816	-
Total	$124,436	$-
VIP FundsManager 40% Portfolio
Distributions to shareholders
Service Class	$5,028	$-
Service Class 2	4,662	-
Investor Class	192,101	-
Total	$201,791	$-
VIP FundsManager 50% Portfolio
Distributions to shareholders
Service Class	$1,338	$11,269
Service Class 2	1,817,121	15,448,757
Investor Class	106,632,373	964,355,566
Total	$108,450,832	$979,815,592
VIP FundsManager 60% Portfolio
Distributions to shareholders
Service Class	$ 2,118,631	$ 10,680,270
Service Class 2	12,240,216	107,081,686
Investor Class	127,858,116	1,082,174,803
Total	$142,216,963	$1,199,936,759
VIP FundsManager 70% Portfolio
Distributions to shareholders
Service Class	$1,277	$14,338
Service Class 2	1,226,654	12,911,451
Investor Class	38,257,527	370,708,915
Total	$39,485,458	$383,634,704
VIP FundsManager 85% Portfolio
Distributions to shareholders
Service Class	$1,658	$1,055
Service Class 2	739,759	10,888,189
Investor Class	11,159,689	143,236,732
Total	$11,901,106	$154,125,976
9. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP FundsManager 20% Portfolio
Service Class
Shares sold	712	690	$7,372	$7,334
Reinvestment of distributions	23	26	240	277
Shares redeemed	(522)	(505)	(5,385)	(5,404)
Net increase (decrease)	213	211	$2,227	$2,207
Service Class 2
Shares sold	151,146	708,311	$1,554,620	$7,560,516
Reinvestment of distributions	39,418	85,602	411,354	920,725
Shares redeemed	(216,261)	(502,882)	(2,240,355)	(5,272,129)
Net increase (decrease)	(25,697)	291,031	$(274,381)	$3,209,112
Investor Class
Shares sold	1,103,803	3,751,045	$11,382,293	$40,594,904
Reinvestment of distributions	2,587,222	7,576,884	27,074,396	82,011,513
Shares redeemed	(13,861,772)	(12,604,796)	(143,235,669)	(132,740,255)
Net increase (decrease)	(10,170,747)	(1,276,867)	$(104,778,980)	$(10,133,838)
VIP FundsManager 30% Portfolio A
Service Class
Shares sold	33,300	-	$333,000	$ -
Net increase (decrease)	33,300	-	$333,000	$ -
Service Class 2
Shares sold	33,300	-	$333,000	$ -
Net increase (decrease)	33,300	-	$333,000	$ -
Investor Class
Shares sold	566,712	-	$5,625,882	$ -
Reinvestment of distributions	10,088	-	103,802	-
Shares redeemed	(39,019)	-	(380,890)	-
Net increase (decrease)	537,781	-	$5,348,794	$ -
VIP FundsManager 40% Portfolio A
Service Class
Shares sold	33,300	-	$333,000	$ -
Net increase (decrease)	33,300	-	$333,000	$ -
Service Class 2
Shares sold	33,300	-	$333,000	$ -
Net increase (decrease)	33,300	-	$333,000	$ -
Investor Class
Shares sold	1,313,289	-	$13,203,311	$ -
Reinvestment of distributions	17,935	-	187,057	-
Shares redeemed	(41,115)	-	(421,553)	-
Net increase (decrease)	1,290,109	-	$12,968,815	$ -
VIP FundsManager 50% Portfolio
Service Class
Shares sold	80	78	$870	$844
Reinvestment of distributions	-	11	2	125
Shares redeemed	(154)	(70)	(1,683)	(783)
Net increase (decrease)	(74)	19	$(811)	$186
Service Class 2
Shares sold	508,472	903,015	$5,493,861	$9,865,557
Reinvestment of distributions	161,277	1,339,105	1,817,121	15,448,757
Shares redeemed	(1,183,544)	(1,443,523)	(12,765,469)	(15,977,854)
Net increase (decrease)	(513,795)	798,597	$(5,454,487)	$9,336,460
Investor Class
Shares sold	1,973,837	4,083,134	$21,448,148	$47,330,520
Reinvestment of distributions	9,421,207	83,192,063	106,632,373	964,355,566
Shares redeemed	(63,521,430)	(65,111,927)	(690,173,060)	(710,735,088)
Net increase (decrease)	(52,126,386)	22,163,270	$(562,092,539)	$300,950,998
VIP FundsManager 60% Portfolio
Service Class
Shares sold	3,237,282	3,459,028	$29,895,512	$32,921,355
Reinvestment of distributions	219,119	1,090,061	2,117,582	10,670,482
Shares redeemed	(1,302,569)	(1,414,913)	(12,065,112)	(13,138,984)
Net increase (decrease)	2,153,832	3,134,176	$19,947,982	$30,452,853
Service Class 2
Shares sold	3,424,085	3,431,878	$31,360,733	$32,618,027
Reinvestment of distributions	1,273,863	10,937,728	12,240,216	107,081,687
Shares redeemed	(6,203,615)	(4,434,080)	(56,845,626)	(41,136,273)
Net increase (decrease)	(1,505,667)	9,935,526	$(13,244,677)	$98,563,441
Investor Class
Shares sold	62,951,717	23,965,016	$577,922,893	$230,126,625
Reinvestment of distributions	13,243,928	110,141,911	127,858,116	1,082,174,803
Shares redeemed	(69,556,604)	(71,560,787)	(639,785,221)	(659,390,078)
Net increase (decrease)	6,639,041	62,546,140	$65,995,788	$652,911,350
VIP FundsManager 70% Portfolio
Service Class
Shares sold	290	256	$3,307	$2,937
Reinvestment of distributions	1	9	16	109
Shares redeemed	(290)	(249)	(3,305)	(2,896)
Net increase (decrease)	1	16	$18	$150
Service Class 2
Shares sold	293,434	371,122	$3,342,027	$4,295,745
Reinvestment of distributions	102,062	1,065,662	1,226,654	12,911,451
Shares redeemed	(495,196)	(497,327)	(5,621,284)	(5,680,987)
Net increase (decrease)	(99,700)	939,457	$(1,052,603)	$11,526,209
Investor Class
Shares sold	5,488,147	6,451,993	$62,399,529	$77,046,478
Reinvestment of distributions	3,160,203	30,432,330	38,257,527	370,708,915
Shares redeemed	(10,570,255)	(7,877,414)	(121,301,257)	(89,520,803)
Net increase (decrease)	(1,921,905)	29,006,909	$(20,644,201)	$358,234,590
VIP FundsManager 85% Portfolio
Service Class
Shares sold	1,156	9,663	$12,667	$99,186
Reinvestment of distributions	137	99	1,658	1,055
Shares redeemed	(1,684)	(300)	(18,741)	(3,296)
Net increase (decrease)	(391)	9,462	$(4,416)	$96,945
Service Class 2
Shares sold	604,456	589,206	$6,768,233	$6,539,187
Reinvestment of distributions	62,010	913,437	739,759	10,888,189
Shares redeemed	(892,306)	(516,817)	(9,967,296)	(5,719,090)
Net increase (decrease)	(225,840)	985,826	$(2,459,304)	$11,708,286
Investor Class
Shares sold	4,659,068	4,248,679	$52,385,474	$49,795,808
Reinvestment of distributions	924,934	11,907,741	11,159,689	143,236,732
Shares redeemed	(4,681,238)	(3,490,273)	(52,799,349)	(38,476,630)
Net increase (decrease)	902,764	12,666,147	$10,745,814	$154,555,910

A For the period April 13, 2023(commencement of operations) through December 31, 2023.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	VIP FundsManager 70% Portfolio
Fidelity Commodity Strategy Fund	27%	39%	15%
Fidelity Hedged Equity Fund	25%	37%	12%
Fidelity Infrastructure Fund	-	13%	-
Fidelity U.S. Low Volatility Equity Fund	25%	37%	12%
VIP Investment Grade Bond Portfolio II	25%	31%	-
VIP Stock Selector All Cap Portfolio	29%	44%	16%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following underlying mutual funds.

Fund	% of shares held
Fidelity Commodity Strategy Fund	91%
Fidelity Hedged Equity Fund	83%
Fidelity Infrastructure Fund	30%
Fidelity Japan Smaller Companies Fund	21%
Fidelity U.S. Low Volatility Equity Fund	83%
VIP Investment Grade Bond Portfolio II	70%
VIP Stock Selector All Cap Portfolio	99%

In addition, at the end of the period the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10%, respectively, of the outstanding shares of the following Funds:

	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %

VIP FundsManager 20% Portfolio	98%	-	-
VIP FundsManager 30% Portfolio	100%	-	-
VIP FundsManager 40% Portfolio	100%	-	-
VIP FundsManager 50% Portfolio	42%	-	-
VIP FundsManager 60% Portfolio	34%	1	16%
VIP FundsManager 70% Portfolio	97%	-	-
VIP FundsManager 85% Portfolio	93%	-	-
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of each of the seven funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting Variable Insurance Products Fund V, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statements of changes in net assets	Financial highlights
VIP FundsManager 20% Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP FundsManager 30% Portfolio	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023
VIP FundsManager 40% Portfolio	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023
VIP FundsManager 50% Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP FundsManager 60% Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP FundsManager 70% Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP FundsManager 85% Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President or Director of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP FundsManager® 20% Portfolio
Service Class	.10%
Actual		$ 1,000	$ 1,039.40	$ .51
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,039.00	$ 1.28
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,039.50	$ .51
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
VIP FundsManager® 30% Portfolio
Service Class	.10%
Actual		$ 1,000	$ 1,043.80	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,043.70	$ 1.29
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,043.80	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
VIP FundsManager® 40% Portfolio
Service Class	.10%
Actual		$ 1,000	$ 1,047.70	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,047.60	$ 1.29
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,047.70	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
VIP FundsManager® 50% Portfolio
Service Class	.10%
Actual		$ 1,000	$ 1,052.20	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,051.00	$ 1.29
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,052.30	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
VIP FundsManager® 60% Portfolio
Service Class	.10%
Actual		$ 1,000	$ 1,055.20	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,055.10	$ 1.29
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,055.20	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
VIP FundsManager® 70% Portfolio
Service Class	.10%
Actual		$ 1,000	$ 1,059.00	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,058.80	$ 1.30
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,059.00	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
VIP FundsManager® 85% Portfolio
Service Class	.10%
Actual		$ 1,000	$ 1,064.60	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51
Service Class 2	.25%
Actual		$ 1,000	$ 1,063.20	$ 1.30
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28
Investor Class	.10%
Actual		$ 1,000	$ 1,064.00	$ .52
Hypothetical-B		$ 1,000	$ 1,024.70	$ .51

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

VIP FundsManager 30% Portfolio	$5,375
VIP FundsManager 40% Portfolio	$20,785
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.

VIP FundsManager 20% Portfolio	25.64%
VIP FundsManager 30% Portfolio	24.53%
VIP FundsManager 40% Portfolio	21.67%
VIP FundsManager 50% Portfolio	17.89%
VIP FundsManager 60% Portfolio	15.84%
VIP FundsManager 70% Portfolio	13.01%
VIP FundsManager 85% Portfolio	9.62%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

VIP FundsManager 20% Portfolio	$24,048,923
VIP FundsManager 30% Portfolio	$104,763
VIP FundsManager 40% Portfolio	$152,023
VIP FundsManager 50% Portfolio	$73,784,849
VIP FundsManager 60% Portfolio	$89,864,664
VIP FundsManager 70% Portfolio	$21,150,445
VIP FundsManager 85% Portfolio	$4,226,169

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Service Class	Service Class 2	Investor Class
VIP FundsManager 20% Portfolio
December, 2023	4%	4%	4%
VIP FundsManager 30% Portfolio
December, 2023	7%	7%	7%
VIP FundsManager 40% Portfolio
December, 2023	11%	12%	11%
VIP FundsManager 50% Portfolio
February, 2023	1%	1%	1%
December, 2023	11%	12%	11%
VIP FundsManager 60% Portfolio
February, 2023	1%	1%	1%
December, 2023	15%	16%	15%
VIP FundsManager 70% Portfolio
February, 2023	1%	1%	1%
December, 2023	19%	21%	19%
VIP FundsManager 85% Portfolio
February, 2023	2%	3%	2%
December, 2023	29%	33%	29%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP FundsManager 20% Portfolio
Service Class	12/28/23	$0.0133	$0.0018
Service Class 2	12/28/23	$0.0127	$0.0018
Investor Class	12/28/23	$0.0133	$0.0018
VIP FundsManager 30% Portfolio
Service Class	12/28/23	$0.0171	$0.0022
Service Class 2	12/28/23	$0.0162	$0.0022
Investor Class	12/28/23	$0.0171	$0.0022
VIP FundsManager 40% Portfolio
Service Class	12/28/23	$0.0177	$0.0024
Service Class 2	12/28/23	$0.0164	$0.0024
Investor Class	12/28/23	$0.0177	$0.0024
VIP FundsManager 50% Portfolio
Service Class	12/28/23	$0.0364	$0.0049
Service Class 2	12/28/23	$0.0340	$0.0049
Investor Class	12/28/23	$0.0364	$0.0049
VIP FundsManager 60% Portfolio
Service Class	12/28/23	$0.0328	$0.0045
Service Class 2	12/28/23	$0.0305	$0.0045
Investor Class	12/28/23	$0.0328	$0.0045
VIP FundsManager 70% Portfolio
Service Class	12/28/23	$0.0473	$0.0065
Service Class 2	12/28/23	$0.0436	$0.0065
Investor Class	12/28/23	$0.0473	$0.0065
VIP FundsManager 85% Portfolio
Service Class	12/28/23	$0.0549	$0.0076
Service Class 2	12/28/23	$0.0494	$0.0076
Investor Class	12/28/23	$0.0549	$0.0076

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP FundsManager Funds
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) for each fund (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contract before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and the total expense ratio of a representative class (Investor Class, which was selected because it was the largest class in 2022); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in that fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds and experience of investment personnel of FMR, and also considered FMR's implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the investment adviser, or reports it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar investment objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and the total expense ratio of Investor Class, the Board considered each fund's all-inclusive (subject to certain limited exceptions) fee rate. The Board also considered other expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also considered fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Investor Class of each fund relative to funds and classes in the mapped group that have a similar sales load structure to Investor Class of each fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Investor Class of each fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to each fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of Investor Class of each fund, except VIP FundsManager 85% Portfolio, ranked below the competitive median of the similar sales load structure group for 2022.  VIP FundsManager 20% Portfolio and VIP FundsManager 50% Portfolio ranked below the competitive median of the total expense asset size peer group for 2022, while VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio ranked above the competitive median of the total expense asset size peer group for 2022.
The Board considered that the servicing component of the VIP universe differs by class for both Fidelity's and competitor's VIP classes and that the servicing component of Investor Class is provided at the class-level whereas other competitor classes provide all servicing at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.
Other Contractual Arrangements. The Board considered that FMR has contractually agreed to waive 0.05% of each fund's management fee through April 30, 2025.
The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contract should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.843208.117
VIPFM-ANN-0224
Fidelity® Variable Insurance Products:

VIP Investor Freedom Income Portfolio℠
VIP Investor Freedom 2005 Portfolio℠
VIP Investor Freedom 2010 Portfolio℠
VIP Investor Freedom 2015 Portfolio℠
VIP Investor Freedom 2020 Portfolio℠
VIP Investor Freedom 2025 Portfolio℠
VIP Investor Freedom 2030 Portfolio℠
VIP Investor Freedom 2035 Portfolio℠
VIP Investor Freedom 2040 Portfolio℠
VIP Investor Freedom 2045 Portfolio℠
VIP Investor Freedom 2050 Portfolio℠

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
VIP Investor Freedom Income Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2005 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2010 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2015 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2020 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2025 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2030 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2035 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2040 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2045 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
VIP Investor Freedom 2050 Portfolio℠
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Investor Freedom Income Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom Income Portfolio℠	7.88%	3.92%	3.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom Income Portfolio℠ on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom 2005 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2005 Portfolio℠	7.92%	4.48%	3.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2005 Portfolio℠ on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom 2010 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2010 Portfolio℠	9.40%	5.50%	4.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2010 Portfolio℠ on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom 2015 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2015 Portfolio℠	10.85%	6.50%	5.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2015 Portfolio℠ on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom 2020 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2020 Portfolio℠	12.39%	7.43%	5.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2020 Portfolio℠ on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Investor Freedom 2025 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2025 Portfolio℠	13.55%	8.19%	6.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2025 Portfolio℠ on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Investor Freedom 2030 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
VIP Investor Freedom 2030 Portfolio℠	14.63%	9.22%	6.78%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2030 Portfolio℠ on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Investor Freedom 2035 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for VIP Investor Freedom 2035 Portfolio℠ will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2035 Portfolio℠ on April 13, 2023, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Investor Freedom 2040 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for VIP Investor Freedom 2040 Portfolio℠ will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2040 Portfolio℠ on April 13, 2023, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Investor Freedom 2045 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for VIP Investor Freedom 2045 Portfolio℠ will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2045 Portfolio℠ on April 13, 2023, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

VIP Investor Freedom 2050 Portfolio℠
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for VIP Investor Freedom 2050 Portfolio℠ will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in  VIP Investor Freedom 2050 Portfolio℠ on April 13, 2023, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
For 2023, continued global economic expansion and a slowing in the pace of inflation contributed to a favorable backdrop for risk assets. After struggling throughout much of 2022, risk assets strongly rebounded the past year, with U.S. large-cap stocks leading, driven partly by a narrow set of companies in the information technology and communication services sectors amid excitement for generative artificial intelligence. Assets broadly gained in the final two months of 2023 after investor sentiment largely shifted to a view that policy interest rates had peaked in most countries following one of the most dramatic monetary tightening cycles on record by the U.S. Federal Reserve and other central banks.
International equities rose 15.82% for the 12 months, according to the MSCI ACWI (All Country World Index) ex USA Index. Each of the six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. Each of the 11 sectors also advanced, with tech (+37%) and industrials (+24%) leading the way. Financials (+17%) also topped the return of the broad index. Conversely, consumer staples (+5%) lagged most, followed by real estate (+6%).
U.S. stocks gained 26.06% for the year, as measured by the Dow Jones U.S. Total Stock Market Index, as all but two sectors rose. Information technology (+60%), communication services (+53%) and consumer discretionary (+41%) led by the widest margins. Conversely, utilities (-7%) and energy (0%) lagged most. Growth stocks broadly outpaced value, while larger-caps topped small-caps. Commodities returned -7.91%, according to the Bloomberg Commodity Index Total Return.
U.S. taxable investment-grade bonds returned 5.53% for the 12 months, per the Bloomberg U.S. Aggregate Bond Index, as the Fed slowed the pace of, and eventually paused, interest rate increases, allowing bond prices to stabilize. Since March 2022, the Fed has hiked its benchmark interest rate 11 times, by 5.25 percentage points, while allowing up to billions in bonds to mature each month without investing the proceeds. U.S. investment-grade corporate bonds (+8.18%) topped short-term U.S. Treasuries (+5.15%), while commercial mortgage-backed securities returned (+5.42%) and agencies gained (+5.13%) also advanced. Outside the index, leveraged loans (+13.72%), U.S. high-yield bonds (+13.47%), emerging-markets debt (+10.45%) and Treasury Inflation-Protected Securities (+3.90%) all gained.
Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:
For the year, the share classes of each Fidelity® VIP Investor Freedom Fund posted a return ranging from about 8% for Fidelity® VIP Investor Freedom Income Portfolio to roughly 15% for Fidelity® VIP Investor Freedom 2030 Portfolio. Each Portfolio underperformed its corresponding Composite index in 2023. Versus Composites, active asset allocation positioning detracted from the Portfolios' results. In particular, an underweight in U.S. equities hurt, given the strong performance of the asset class the past 12 months. Larger-than-Composite exposure to U.S. Treasury inflation-protected securities also weighed on the Portfolios' relative performance. Meanwhile, an overweight allocation in non-U.S. developed-markets equities added relative value for the Portfolios. An underweight in U.S. investment-grade bonds also notably contributed. Overall, the performance among the underlying investment funds modestly lifted the Portfolios' relative performance for the year. In particular, active security selection among non-U.S. equities contributed the most relative value, especially developed-markets equities. In this category, Fidelity® VIP Overseas Portfolio (+20.41%) outperformed its benchmark, the MSCI EAFE Index (+18.49%). Our underlying U.S. investment-grade bond funds also lifted relative results. An allocation to Fidelity® VIP Investment Grade Bond Portfolio (+5.88%) notably helped, as the portfolio topped its benchmark, the Bloomberg U.S. Aggregate Bond Index (+5.53%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Investor Freedom Income Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio Investor Class	39.1
VIP Government Money Market Portfolio Investor Class 5.11%	18.3
Fidelity Inflation-Protected Bond Index Fund	17.1
VIP Overseas Portfolio Investor Class	7.2
VIP Emerging Markets Portfolio Investor Class	5.0
Fidelity Long-Term Treasury Bond Index Fund	3.3
Fidelity International Bond Index Fund	2.5
VIP Growth Portfolio Investor Class	1.7
VIP High Income Portfolio Investor Class	1.7
VIP Growth & Income Portfolio Investor Class	1.1
97.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom Income Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 5.8%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	13,498	650,621
VIP Equity-Income Portfolio Investor Class (a)	21,404	527,603
VIP Growth & Income Portfolio Investor Class (a)	26,981	724,972
VIP Growth Portfolio Investor Class (a)	11,673	1,077,461
VIP Mid Cap Portfolio Investor Class (a)	4,575	165,164
VIP Value Portfolio Investor Class (a)	19,317	368,176
VIP Value Strategies Portfolio Investor Class (a)	11,116	182,076
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,796,297)		3,696,073

International Equity Funds - 12.2%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	300,768	3,167,082
VIP Overseas Portfolio Investor Class (a)	178,080	4,578,447
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $5,296,528)		7,745,529

Bond Funds - 63.7%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,198,668	10,835,963
Fidelity International Bond Index Fund (a)	175,194	1,611,785
Fidelity Long-Term Treasury Bond Index Fund (a)	209,014	2,117,312
VIP High Income Portfolio Investor Class (a)	229,456	1,046,321
VIP Investment Grade Bond II Portfolio Investor Class (a)	2,615,440	24,742,061
TOTAL BOND FUNDS (Cost $43,024,104)		40,353,442

Short-Term Funds - 18.3%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 5.11% (a)(b) (Cost $11,568,270)	11,568,270	11,568,270

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $61,685,199)	63,363,314
NET OTHER ASSETS (LIABILITIES) - 0.0%	3,248
NET ASSETS - 100.0%	63,366,562

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	12,495,310	1,682,738	3,386,754	371,620	(278,191)	322,860	10,835,963
Fidelity International Bond Index Fund	1,863,191	228,596	553,200	48,116	(36,685)	109,883	1,611,785
Fidelity Long-Term Treasury Bond Index Fund	2,658,239	754,825	1,346,826	71,539	(218,675)	269,749	2,117,312
VIP Contrafund Portfolio Investor Class	727,092	152,342	404,986	25,598	47,459	128,714	650,621
VIP Emerging Markets Portfolio Investor Class	4,343,381	1,192,667	2,687,927	68,833	(17,164)	336,125	3,167,082
VIP Equity-Income Portfolio Investor Class	651,519	153,627	310,221	25,074	27,436	5,242	527,603
VIP Government Money Market Portfolio Investor Class 5.11%	14,433,381	3,549,822	6,414,933	622,725	-	-	11,568,270
VIP Growth & Income Portfolio Investor Class	843,093	206,779	422,701	38,506	63,363	34,438	724,972
VIP Growth Portfolio Investor Class	1,142,071	285,503	655,690	48,944	43,300	262,277	1,077,461
VIP High Income Portfolio Investor Class	1,206,943	138,538	348,952	58,514	(40,579)	90,371	1,046,321
VIP Investment Grade Bond II Portfolio Investor Class	26,831,185	4,056,539	6,640,277	957,724	(238,130)	732,744	24,742,061
VIP Mid Cap Portfolio Investor Class	203,342	32,953	92,138	5,558	11,967	9,040	165,164
VIP Overseas Portfolio Investor Class	4,846,719	1,060,966	2,202,871	55,353	67,871	805,762	4,578,447
VIP Value Portfolio Investor Class	470,075	86,764	246,907	17,626	52,973	5,271	368,176
VIP Value Strategies Portfolio Investor Class	232,868	35,883	117,323	9,197	30,897	(249)	182,076
	72,948,409	13,618,542	25,831,706	2,424,927	(484,158)	3,112,227	63,363,314

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	3,696,073	3,696,073	-	-

International Equity Funds	7,745,529	7,745,529	-	-

Bond Funds	40,353,442	40,353,442	-	-

Short-Term Funds	11,568,270	11,568,270	-	-
Total Investments in Securities:	63,363,314	63,363,314	-	-
VIP Investor Freedom Income Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $61,685,199)	$63,363,314

Total Investment in Securities (cost $61,685,199)		$63,363,314
Cash		34
Receivable for investments sold		474,397
Total assets		63,837,745
Liabilities
Payable for investments purchased	$370,846
Payable for fund shares redeemed	100,337
Total Liabilities		471,183
Net Assets		$63,366,562
Net Assets consist of:
Paid in capital		$64,504,937
Total accumulated earnings (loss)		(1,138,375)
Net Assets		$63,366,562
Net Asset Value, offering price and redemption price per share ($63,366,562 ÷ 5,840,411 shares)		$10.85
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$2,274,142
Expenses
Independent trustees' fees and expenses	$250
Total expenses before reductions	250
Expense reductions	(1)
Total expenses after reductions		249
Net Investment income (loss)		2,273,893
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(484,158)
Capital gain distributions from underlying funds:
Affiliated issuers	150,785
Total net realized gain (loss)		(333,373)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	3,112,227
Total change in net unrealized appreciation (depreciation)		3,112,227
Net gain (loss)		2,778,854
Net increase (decrease) in net assets resulting from operations		$5,052,747
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,273,893	$2,059,533
Net realized gain (loss)	(333,373)	(2,530,892)
Change in net unrealized appreciation (depreciation)	3,112,227	(11,366,221)
Net increase (decrease) in net assets resulting from operations	5,052,747	(11,837,580)
Distributions to shareholders	(2,918,126)	(4,897,893)

Share transactions
Proceeds from sales of shares	3,828,335	3,284,310
Reinvestment of distributions	2,918,126	4,897,893
Cost of shares redeemed	(18,462,983)	(20,925,183)

Net increase (decrease) in net assets resulting from share transactions	(11,716,522)	(12,742,980)
Total increase (decrease) in net assets	(9,581,901)	(29,478,453)

Net Assets
Beginning of period	72,948,463	102,426,916
End of period	$63,366,562	$72,948,463

Other Information
Shares
Sold	356,711	285,251
Issued in reinvestment of distributions	271,775	425,642
Redeemed	(1,721,984)	(1,891,824)
Net increase (decrease)	(1,093,498)	(1,180,931)

Financial Highlights
VIP Investor Freedom Income Portfolio℠

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.52	$12.62	$12.68	$11.91	$11.10
Income from Investment Operations
Net investment income (loss) A,B	.36	.27	.24	.16	.26
Net realized and unrealized gain (loss)	.46	(1.74)	.17	1.06	1.05
Total from investment operations	.82	(1.47)	.41	1.22	1.31
Distributions from net investment income	(.49)	(.25)	(.13)	(.16)	(.25)
Distributions from net realized gain	-	(.38)	(.34)	(.29)	(.25)
Total distributions	(.49)	(.63)	(.47)	(.45)	(.50)
Net asset value, end of period	$10.85	$10.52	$12.62	$12.68	$11.91
Total Return C,D	7.88%	(12.03)%	3.28%	10.40%	12.02%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	3.36%	2.44%	1.88%	1.32%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$63,367	$72,948	$102,427	$97,889	$85,736
Portfolio turnover rate H	20%	65%	27%	49%	25%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2005 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio Investor Class	39.1
VIP Government Money Market Portfolio Investor Class 5.11%	18.3
Fidelity Inflation-Protected Bond Index Fund	17.1
VIP Overseas Portfolio Investor Class	7.2
VIP Emerging Markets Portfolio Investor Class	5.0
Fidelity Long-Term Treasury Bond Index Fund	3.3
Fidelity International Bond Index Fund	2.5
VIP Growth Portfolio Investor Class	1.7
VIP High Income Portfolio Investor Class	1.7
VIP Growth & Income Portfolio Investor Class	1.1
97.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2005 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 5.8%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	3,965	191,096
VIP Equity-Income Portfolio Investor Class (a)	6,287	154,963
VIP Growth & Income Portfolio Investor Class (a)	7,925	212,934
VIP Growth Portfolio Investor Class (a)	3,429	316,465
VIP Mid Cap Portfolio Investor Class (a)	1,344	48,511
VIP Value Portfolio Investor Class (a)	5,674	108,138
VIP Value Strategies Portfolio Investor Class (a)	3,265	53,479
TOTAL DOMESTIC EQUITY FUNDS (Cost $530,371)		1,085,586

International Equity Funds - 12.2%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	88,339	930,206
VIP Overseas Portfolio Investor Class (a)	52,304	1,344,743
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,579,695)		2,274,949

Bond Funds - 63.7%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	352,063	3,182,649
Fidelity International Bond Index Fund (a)	51,457	473,402
Fidelity Long-Term Treasury Bond Index Fund (a)	61,389	621,871
VIP High Income Portfolio Investor Class (a)	67,394	307,317
VIP Investment Grade Bond II Portfolio Investor Class (a)	768,188	7,267,055
TOTAL BOND FUNDS (Cost $12,567,535)		11,852,294

Short-Term Funds - 18.3%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 5.11% (a)(b) (Cost $3,397,590)	3,397,590	3,397,590

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $18,075,191)	18,610,419
NET OTHER ASSETS (LIABILITIES) - 0.0%	944
NET ASSETS - 100.0%	18,611,363

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	3,700,726	376,084	912,884	108,735	(64,759)	83,482	3,182,649
Fidelity International Bond Index Fund	565,761	45,663	159,827	14,203	(13,928)	35,733	473,402
Fidelity Long-Term Treasury Bond Index Fund	809,905	190,991	396,764	21,041	(61,232)	78,971	621,871
VIP Contrafund Portfolio Investor Class	245,605	33,320	143,817	7,729	38,182	17,806	191,096
VIP Emerging Markets Portfolio Investor Class	1,328,760	272,733	769,222	20,125	65,842	32,093	930,206
VIP Equity-Income Portfolio Investor Class	220,078	31,419	107,025	7,274	15,356	(4,865)	154,963
VIP Government Money Market Portfolio Investor Class 5.11%	4,135,191	999,957	1,737,558	178,108	-	-	3,397,590
VIP Growth & Income Portfolio Investor Class	284,788	45,885	149,728	11,325	43,750	(11,761)	212,934
VIP Growth Portfolio Investor Class	385,777	66,556	232,742	14,531	57,272	39,602	316,465
VIP High Income Portfolio Investor Class	360,831	28,919	97,263	16,990	(11,729)	26,559	307,317
VIP Investment Grade Bond II Portfolio Investor Class	7,934,340	1,116,782	1,946,906	272,608	(76,550)	239,389	7,267,055
VIP Mid Cap Portfolio Investor Class	68,684	5,725	32,681	1,636	6,139	644	48,511
VIP Overseas Portfolio Investor Class	1,528,917	244,087	702,355	16,061	126,315	147,779	1,344,743
VIP Value Portfolio Investor Class	158,786	18,988	88,370	5,112	23,529	(4,795)	108,138
VIP Value Strategies Portfolio Investor Class	78,658	7,161	42,163	2,695	14,002	(4,179)	53,479
	21,806,807	3,484,270	7,519,305	698,173	162,189	676,458	18,610,419

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	1,085,586	1,085,586	-	-

International Equity Funds	2,274,949	2,274,949	-	-

Bond Funds	11,852,294	11,852,294	-	-

Short-Term Funds	3,397,590	3,397,590	-	-
Total Investments in Securities:	18,610,419	18,610,419	-	-
VIP Investor Freedom 2005 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $18,075,191)	$18,610,419

Total Investment in Securities (cost $18,075,191)		$18,610,419
Receivable for investments sold		121,183
Total assets		18,731,602
Liabilities
Payable for investments purchased	$119,125
Payable for fund shares redeemed	1,114
Total Liabilities		120,239
Net Assets		$18,611,363
Net Assets consist of:
Paid in capital		$18,173,866
Total accumulated earnings (loss)		437,497
Net Assets		$18,611,363
Net Asset Value, offering price and redemption price per share ($18,611,363 ÷ 1,724,484 shares)		$10.79
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$653,598
Expenses
Independent trustees' fees and expenses	$73
Total Expenses		73
Net Investment income (loss)		653,525
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	162,189
Capital gain distributions from underlying funds:
Affiliated issuers	44,575
Total net realized gain (loss)		206,764
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	676,458
Total change in net unrealized appreciation (depreciation)		676,458
Net gain (loss)		883,222
Net increase (decrease) in net assets resulting from operations		$1,536,747
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$653,525	$622,897
Net realized gain (loss)	206,764	(358,799)
Change in net unrealized appreciation (depreciation)	676,458	(4,010,105)
Net increase (decrease) in net assets resulting from operations	1,536,747	(3,746,007)
Distributions to shareholders	(848,511)	(2,286,632)

Share transactions
Proceeds from sales of shares	357,468	1,272,194
Reinvestment of distributions	848,511	2,286,632
Cost of shares redeemed	(5,089,665)	(6,428,005)

Net increase (decrease) in net assets resulting from share transactions	(3,883,686)	(2,869,179)
Total increase (decrease) in net assets	(3,195,450)	(8,901,818)

Net Assets
Beginning of period	21,806,813	30,708,631
End of period	$18,611,363	$21,806,813

Other Information
Shares
Sold	33,389	113,171
Issued in reinvestment of distributions	79,463	198,161
Redeemed	(475,677)	(593,934)
Net increase (decrease)	(362,825)	(282,602)

Financial Highlights
VIP Investor Freedom 2005 Portfolio℠

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.45	$12.96	$12.97	$12.20	$11.17
Income from Investment Operations
Net investment income (loss) A,B	.35	.27	.21	.16	.25
Net realized and unrealized gain (loss)	.47	(1.80)	.31	1.16	1.28
Total from investment operations	.82	(1.53)	.52	1.32	1.53
Distributions from net investment income	(.48)	(.25)	(.14)	(.17)	(.26)
Distributions from net realized gain	-	(.73)	(.39)	(.38)	(.24)
Total distributions	(.48)	(.98)	(.53)	(.55)	(.50)
Net asset value, end of period	$10.79	$10.45	$12.96	$12.97	$12.20
Total Return C,D	7.92%	(12.40)%	4.09%	11.08%	13.89%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	3.31%	2.39%	1.60%	1.32%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$18,611	$21,807	$30,709	$36,175	$33,315
Portfolio turnover rate H	18%	67%	42%	51%	35%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2010 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio Investor Class	36.4
Fidelity Inflation-Protected Bond Index Fund	16.1
VIP Government Money Market Portfolio Investor Class 5.11%	13.0
VIP Overseas Portfolio Investor Class	9.7
VIP Emerging Markets Portfolio Investor Class	5.9
Fidelity Long-Term Treasury Bond Index Fund	3.6
VIP Growth Portfolio Investor Class	3.2
Fidelity International Bond Index Fund	2.8
VIP Growth & Income Portfolio Investor Class	2.1
VIP Contrafund Portfolio Investor Class	1.9
94.7

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2010 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 10.8%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	22,301	1,074,930
VIP Equity-Income Portfolio Investor Class (a)	35,362	871,684
VIP Growth & Income Portfolio Investor Class (a)	44,577	1,197,780
VIP Growth Portfolio Investor Class (a)	19,286	1,780,132
VIP Mid Cap Portfolio Investor Class (a)	7,559	272,870
VIP Value Portfolio Investor Class (a)	31,914	608,277
VIP Value Strategies Portfolio Investor Class (a)	18,365	300,815
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,267,487)		6,106,488

International Equity Funds - 15.6%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	317,665	3,345,014
VIP Overseas Portfolio Investor Class (a)	211,392	5,434,877
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $6,356,744)		8,779,891

Bond Funds - 60.6%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,001,998	9,058,065
Fidelity International Bond Index Fund (a)	171,821	1,580,749
Fidelity Long-Term Treasury Bond Index Fund (a)	200,408	2,030,133
VIP High Income Portfolio Investor Class (a)	204,213	931,209
VIP Investment Grade Bond II Portfolio Investor Class (a)	2,171,758	20,544,834
TOTAL BOND FUNDS (Cost $36,522,404)		34,144,990

Short-Term Funds - 13.0%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 5.11% (a)(b) (Cost $7,342,620)	7,342,620	7,342,620

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $53,489,255)	56,373,989
NET OTHER ASSETS (LIABILITIES) - 0.0%	2,049
NET ASSETS - 100.0%	56,376,038

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	9,959,332	1,176,911	2,105,051	307,827	(324,155)	351,028	9,058,065
Fidelity International Bond Index Fund	1,804,215	149,724	443,126	46,848	(40,519)	110,455	1,580,749
Fidelity Long-Term Treasury Bond Index Fund	2,468,200	628,129	1,106,874	67,657	(250,265)	290,943	2,030,133
VIP Contrafund Portfolio Investor Class	1,277,786	107,018	616,489	42,821	170,071	136,544	1,074,930
VIP Emerging Markets Portfolio Investor Class	4,452,950	1,003,625	2,435,234	71,310	2,194	321,479	3,345,014
VIP Equity-Income Portfolio Investor Class	1,144,980	147,225	476,455	40,595	42,268	13,666	871,684
VIP Government Money Market Portfolio Investor Class 5.11%	8,440,640	2,461,669	3,559,689	379,772	-	-	7,342,620
VIP Growth & Income Portfolio Investor Class	1,481,623	221,507	676,286	62,938	191,772	(20,836)	1,197,780
VIP Growth Portfolio Investor Class	2,006,992	303,714	1,062,098	80,971	99,839	431,685	1,780,132
VIP High Income Portfolio Investor Class	1,038,426	91,534	241,454	50,651	(37,133)	79,836	931,209
VIP Investment Grade Bond II Portfolio Investor Class	21,064,614	3,495,193	4,408,009	762,425	(146,598)	539,634	20,544,834
VIP Mid Cap Portfolio Investor Class	357,323	29,827	150,594	9,088	17,715	18,599	272,870
VIP Overseas Portfolio Investor Class	5,986,718	863,671	2,484,820	64,170	241,420	827,888	5,434,877
VIP Value Portfolio Investor Class	826,077	77,131	395,976	28,532	94,145	6,900	608,277
VIP Value Strategies Portfolio Investor Class	409,218	33,514	194,940	14,995	43,873	9,150	300,815
	62,719,094	10,790,392	20,357,095	2,030,600	104,627	3,116,971	56,373,989

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	6,106,488	6,106,488	-	-

International Equity Funds	8,779,891	8,779,891	-	-

Bond Funds	34,144,990	34,144,990	-	-

Short-Term Funds	7,342,620	7,342,620	-	-
Total Investments in Securities:	56,373,989	56,373,989	-	-
VIP Investor Freedom 2010 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $53,489,255)	$56,373,989

Total Investment in Securities (cost $53,489,255)		$56,373,989
Cash		11
Receivable for investments sold		439,966
Total assets		56,813,966
Liabilities
Payable for investments purchased	$437,578
Payable for fund shares redeemed	350
Total Liabilities		437,928
Net Assets		$56,376,038
Net Assets consist of:
Paid in capital		$54,561,752
Total accumulated earnings (loss)		1,814,286
Net Assets		$56,376,038
Net Asset Value, offering price and redemption price per share ($56,376,038 ÷ 4,758,414 shares)		$11.85
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$1,788,076
Expenses
Independent trustees' fees and expenses	$217
Total Expenses		217
Net Investment income (loss)		1,787,859
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	104,627
Capital gain distributions from underlying funds:
Affiliated issuers	242,524
Total net realized gain (loss)		347,151
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	3,116,971
Total change in net unrealized appreciation (depreciation)		3,116,971
Net gain (loss)		3,464,122
Net increase (decrease) in net assets resulting from operations		$5,251,981
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,787,859	$1,682,557
Net realized gain (loss)	347,151	(1,432,613)
Change in net unrealized appreciation (depreciation)	3,116,971	(11,231,738)
Net increase (decrease) in net assets resulting from operations	5,251,981	(10,981,794)
Distributions to shareholders	(2,290,424)	(5,022,721)

Share transactions
Proceeds from sales of shares	1,062,269	1,780,571
Reinvestment of distributions	2,290,424	5,022,721
Cost of shares redeemed	(12,657,329)	(13,356,265)

Net increase (decrease) in net assets resulting from share transactions	(9,304,636)	(6,552,973)
Total increase (decrease) in net assets	(6,343,079)	(22,557,488)

Net Assets
Beginning of period	62,719,117	85,276,605
End of period	$56,376,038	$62,719,117

Other Information
Shares
Sold	90,730	149,502
Issued in reinvestment of distributions	196,386	402,140
Redeemed	(1,094,117)	(1,106,309)
Net increase (decrease)	(807,001)	(554,667)

Financial Highlights
VIP Investor Freedom 2010 Portfolio℠

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.27	$13.93	$13.73	$12.84	$11.79
Income from Investment Operations
Net investment income (loss) A,B	.35	.29	.26	.17	.27
Net realized and unrealized gain (loss)	.70	(2.10)	.52	1.37	1.57
Total from investment operations	1.05	(1.81)	.78	1.54	1.84
Distributions from net investment income	(.47)	(.26)	(.14)	(.17)	(.26)
Distributions from net realized gain	-	(.59)	(.44)	(.49)	(.53)
Total distributions	(.47)	(.85)	(.58)	(.65) C	(.79)
Net asset value, end of period	$11.85	$11.27	$13.93	$13.73	$12.84
Total Return D,E	9.40%	(13.50)%	5.81%	12.40%	16.10%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	3.03%	2.40%	1.87%	1.33%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$56,376	$62,719	$85,277	$76,008	$66,651
Portfolio turnover rate I	18%	64%	23%	39%	31%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2015 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio Investor Class	33.5
Fidelity Inflation-Protected Bond Index Fund	15.0
VIP Overseas Portfolio Investor Class	12.3
VIP Government Money Market Portfolio Investor Class 5.11%	7.5
VIP Emerging Markets Portfolio Investor Class	7.0
VIP Growth Portfolio Investor Class	4.8
Fidelity Long-Term Treasury Bond Index Fund	3.7
VIP Growth & Income Portfolio Investor Class	3.2
Fidelity International Bond Index Fund	3.1
VIP Contrafund Portfolio Investor Class	2.9
93.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2015 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 16.3%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	54,290	2,616,792
VIP Equity-Income Portfolio Investor Class (a)	86,085	2,121,988
VIP Growth & Income Portfolio Investor Class (a)	108,516	2,915,835
VIP Growth Portfolio Investor Class (a)	46,951	4,333,562
VIP Mid Cap Portfolio Investor Class (a)	18,402	664,295
VIP Value Portfolio Investor Class (a)	77,692	1,480,804
VIP Value Strategies Portfolio Investor Class (a)	44,708	732,325
TOTAL DOMESTIC EQUITY FUNDS (Cost $8,149,987)		14,865,601

International Equity Funds - 19.3%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	602,417	6,343,446
VIP Overseas Portfolio Investor Class (a)	434,978	11,183,279
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $12,334,871)		17,526,725

Bond Funds - 56.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	1,507,500	13,627,799
Fidelity International Bond Index Fund (a)	304,145	2,798,139
Fidelity Long-Term Treasury Bond Index Fund (a)	331,713	3,360,256
VIP High Income Portfolio Investor Class (a)	329,795	1,503,864
VIP Investment Grade Bond II Portfolio Investor Class (a)	3,221,776	30,477,999
TOTAL BOND FUNDS (Cost $55,490,407)		51,768,057

Short-Term Funds - 7.5%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 5.11% (a)(b) (Cost $6,852,888)	6,852,888	6,852,888

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $82,828,153)	91,013,271
NET OTHER ASSETS (LIABILITIES) - 0.0%	1,881
NET ASSETS - 100.0%	91,015,152

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	14,648,737	2,243,067	3,302,911	456,559	(465,148)	504,054	13,627,799
Fidelity International Bond Index Fund	3,119,750	353,169	796,724	81,964	(58,425)	180,369	2,798,139
Fidelity Long-Term Treasury Bond Index Fund	3,979,926	995,178	1,681,232	110,010	(390,245)	456,629	3,360,256
VIP Contrafund Portfolio Investor Class	2,950,621	235,960	1,285,282	102,113	340,963	374,530	2,616,792
VIP Emerging Markets Portfolio Investor Class	8,061,798	1,700,276	3,997,319	134,327	22,777	555,914	6,343,446
VIP Equity-Income Portfolio Investor Class	2,643,956	308,870	961,834	98,240	98,862	32,134	2,121,988
VIP Government Money Market Portfolio Investor Class 5.11%	7,872,187	3,229,873	4,249,172	358,657	-	-	6,852,888
VIP Growth & Income Portfolio Investor Class	3,421,331	470,409	1,374,391	151,751	385,536	12,950	2,915,835
VIP Growth Portfolio Investor Class	4,634,494	656,063	2,195,340	194,266	149,166	1,089,179	4,333,562
VIP High Income Portfolio Investor Class	1,641,201	182,422	387,291	81,528	(42,611)	110,143	1,503,864
VIP Investment Grade Bond II Portfolio Investor Class	30,367,266	5,957,928	6,414,879	1,124,795	(192,425)	760,109	30,477,999
VIP Mid Cap Portfolio Investor Class	825,122	71,763	317,839	21,904	39,775	45,474	664,295
VIP Overseas Portfolio Investor Class	12,048,835	1,609,775	4,611,878	131,556	375,228	1,761,319	11,183,279
VIP Value Portfolio Investor Class	1,907,574	175,046	839,354	69,062	192,185	45,353	1,480,804
VIP Value Strategies Portfolio Investor Class	944,947	82,764	421,477	36,195	108,571	17,520	732,325
	99,067,745	18,272,563	32,836,923	3,152,927	564,209	5,945,677	91,013,271

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	14,865,601	14,865,601	-	-

International Equity Funds	17,526,725	17,526,725	-	-

Bond Funds	51,768,057	51,768,057	-	-

Short-Term Funds	6,852,888	6,852,888	-	-
Total Investments in Securities:	91,013,271	91,013,271	-	-
VIP Investor Freedom 2015 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $82,828,153)	$91,013,271

Total Investment in Securities (cost $82,828,153)		$91,013,271
Cash		10
Receivable for investments sold		730,479
Total assets		91,743,760
Liabilities
Payable for investments purchased	$728,073
Payable for fund shares redeemed	535
Total Liabilities		728,608
Net Assets		$91,015,152
Net Assets consist of:
Paid in capital		$82,837,004
Total accumulated earnings (loss)		8,178,148
Net Assets		$91,015,152
Net Asset Value, offering price and redemption price per share ($91,015,152 ÷ 7,688,318 shares)		$11.84
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$2,575,013
Expenses
Independent trustees' fees and expenses	$344
Total Expenses		344
Net Investment income (loss)		2,574,669
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	564,209
Capital gain distributions from underlying funds:
Affiliated issuers	577,914
Total net realized gain (loss)		1,142,123
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	5,945,677
Total change in net unrealized appreciation (depreciation)		5,945,677
Net gain (loss)		7,087,800
Net increase (decrease) in net assets resulting from operations		$9,662,469
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,574,669	$2,520,232
Net realized gain (loss)	1,142,123	(1,224,689)
Change in net unrealized appreciation (depreciation)	5,945,677	(19,345,211)
Net increase (decrease) in net assets resulting from operations	9,662,469	(18,049,668)
Distributions to shareholders	(3,297,264)	(8,860,478)

Share transactions
Proceeds from sales of shares	1,806,390	10,231,627
Reinvestment of distributions	3,297,264	8,860,478
Cost of shares redeemed	(19,521,477)	(16,437,387)

Net increase (decrease) in net assets resulting from share transactions	(14,417,823)	2,654,718
Total increase (decrease) in net assets	(8,052,618)	(24,255,428)

Net Assets
Beginning of period	99,067,770	123,323,198
End of period	$91,015,152	$99,067,770

Other Information
Shares
Sold	154,397	845,682
Issued in reinvestment of distributions	284,558	715,435
Redeemed	(1,703,834)	(1,401,561)
Net increase (decrease)	(1,264,879)	159,556

Financial Highlights
VIP Investor Freedom 2015 Portfolio℠

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.07	$14.02	$13.73	$12.86	$11.59
Income from Investment Operations
Net investment income (loss) A,B	.31	.28	.25	.16	.25
Net realized and unrealized gain (loss)	.88	(2.23)	.78	1.53	1.80
Total from investment operations	1.19	(1.95)	1.03	1.69	2.05
Distributions from net investment income	(.42)	(.25)	(.15)	(.17)	(.26)
Distributions from net realized gain	-	(.75)	(.59)	(.66)	(.52)
Total distributions	(.42)	(1.00)	(.74)	(.82) C	(.78)
Net asset value, end of period	$11.84	$11.07	$14.02	$13.73	$12.86
Total Return D,E	10.85%	(14.58)%	7.64%	13.70%	18.24%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.74%	2.34%	1.78%	1.28%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$91,015	$99,068	$123,323	$114,226	$107,298
Portfolio turnover rate I	19%	69%	31%	42%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2020 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio Investor Class	30.5
VIP Overseas Portfolio Investor Class	15.0
Fidelity Inflation-Protected Bond Index Fund	13.9
VIP Emerging Markets Portfolio Investor Class	8.0
VIP Growth Portfolio Investor Class	6.3
VIP Growth & Income Portfolio Investor Class	4.3
VIP Contrafund Portfolio Investor Class	3.8
Fidelity Long-Term Treasury Bond Index Fund	3.8
Fidelity International Bond Index Fund	3.4
VIP Equity-Income Portfolio Investor Class	3.1
92.1

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2020 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 21.8%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	150,639	7,260,820
VIP Equity-Income Portfolio Investor Class (a)	238,857	5,887,833
VIP Growth & Income Portfolio Investor Class (a)	301,099	8,090,535
VIP Growth Portfolio Investor Class (a)	130,276	12,024,459
VIP Mid Cap Portfolio Investor Class (a)	51,060	1,843,273
VIP Value Portfolio Investor Class (a)	215,574	4,108,837
VIP Value Strategies Portfolio Investor Class (a)	124,056	2,032,042
TOTAL DOMESTIC EQUITY FUNDS (Cost $23,089,722)		41,247,799

International Equity Funds - 23.0%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	1,435,497	15,115,781
VIP Overseas Portfolio Investor Class (a)	1,097,495	28,216,596
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $31,348,235)		43,332,377

Bond Funds - 53.2%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	2,900,447	26,220,041
Fidelity International Bond Index Fund (a)	688,483	6,334,040
Fidelity Long-Term Treasury Bond Index Fund (a)	701,323	7,104,399
VIP High Income Portfolio Investor Class (a)	684,314	3,120,471
VIP Investment Grade Bond II Portfolio Investor Class (a)	6,090,649	57,617,540
TOTAL BOND FUNDS (Cost $107,619,730)		100,396,491

Short-Term Funds - 2.0%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 5.11% (a)(b) (Cost $3,815,501)	3,815,501	3,815,501

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $165,873,188)	188,792,168
NET OTHER ASSETS (LIABILITIES) - 0.0%	4,453
NET ASSETS - 100.0%	188,796,621

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	26,030,760	5,541,932	5,375,052	883,735	(573,138)	595,539	26,220,041
Fidelity International Bond Index Fund	6,500,482	1,094,756	1,527,985	182,441	(66,294)	333,081	6,334,040
Fidelity Long-Term Treasury Bond Index Fund	7,749,951	2,222,793	2,985,583	227,032	(644,360)	761,598	7,104,399
VIP Contrafund Portfolio Investor Class	7,457,575	672,089	2,767,063	277,941	668,664	1,229,555	7,260,820
VIP Emerging Markets Portfolio Investor Class	17,431,825	4,132,043	7,727,243	319,587	(171,362)	1,450,518	15,115,781
VIP Equity-Income Portfolio Investor Class	6,682,487	838,552	1,979,256	273,854	157,893	188,157	5,887,833
VIP Government Money Market Portfolio Investor Class 5.11%	4,613,382	4,464,093	5,261,974	230,167	-	-	3,815,501
VIP Growth & Income Portfolio Investor Class	8,647,256	1,210,378	2,808,372	419,967	675,938	365,335	8,090,535
VIP Growth Portfolio Investor Class	11,713,446	1,766,130	4,741,358	534,121	269,289	3,016,952	12,024,459
VIP High Income Portfolio Investor Class	3,148,959	468,139	627,465	170,020	(63,724)	194,562	3,120,471
VIP Investment Grade Bond II Portfolio Investor Class	52,577,109	14,021,027	9,954,433	2,122,507	(119,890)	1,093,727	57,617,540
VIP Mid Cap Portfolio Investor Class	2,085,432	217,539	685,693	60,583	46,557	179,438	1,843,273
VIP Overseas Portfolio Investor Class	28,118,781	3,961,990	8,991,115	333,638	595,344	4,531,596	28,216,596
VIP Value Portfolio Investor Class	4,821,295	456,494	1,800,754	192,539	429,945	201,857	4,108,837
VIP Value Strategies Portfolio Investor Class	2,388,286	254,615	947,179	100,323	224,054	112,266	2,032,042
	189,967,026	41,322,570	58,180,525	6,328,455	1,428,916	14,254,181	188,792,168

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	41,247,799	41,247,799	-	-

International Equity Funds	43,332,377	43,332,377	-	-

Bond Funds	100,396,491	100,396,491	-	-

Short-Term Funds	3,815,501	3,815,501	-	-
Total Investments in Securities:	188,792,168	188,792,168	-	-
VIP Investor Freedom 2020 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $165,873,188)	$188,792,168

Total Investment in Securities (cost $165,873,188)		$188,792,168
Cash		3,422
Receivable for investments sold		1,402,069
Receivable for fund shares sold		234,015
Total assets		190,431,674
Liabilities
Payable for investments purchased	$1,634,959
Payable for fund shares redeemed	94
Total Liabilities		1,635,053
Net Assets		$188,796,621
Net Assets consist of:
Paid in capital		$164,604,999
Total accumulated earnings (loss)		24,191,622
Net Assets		$188,796,621
Net Asset Value, offering price and redemption price per share ($188,796,621 ÷ 15,220,146 shares)		$12.40
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$4,742,646
Expenses
Independent trustees' fees and expenses	$689
Total expenses before reductions	689
Expense reductions	(134)
Total expenses after reductions		555
Net Investment income (loss)		4,742,091
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	1,428,916
Capital gain distributions from underlying funds:
Affiliated issuers	1,585,809
Total net realized gain (loss)		3,014,725
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	14,254,181
Total change in net unrealized appreciation (depreciation)		14,254,181
Net gain (loss)		17,268,906
Net increase (decrease) in net assets resulting from operations		$22,010,997
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,742,091	$4,666,949
Net realized gain (loss)	3,014,725	(1,611,860)
Change in net unrealized appreciation (depreciation)	14,254,181	(41,780,207)
Net increase (decrease) in net assets resulting from operations	22,010,997	(38,725,118)
Distributions to shareholders	(5,980,890)	(20,521,204)

Share transactions
Proceeds from sales of shares	5,702,745	3,974,124
Reinvestment of distributions	5,980,890	20,521,204
Cost of shares redeemed	(28,888,352)	(27,303,914)

Net increase (decrease) in net assets resulting from share transactions	(17,204,717)	(2,808,586)
Total increase (decrease) in net assets	(1,174,610)	(62,054,908)

Net Assets
Beginning of period	189,971,231	252,026,139
End of period	$188,796,621	$189,971,231

Other Information
Shares
Sold	473,472	318,492
Issued in reinvestment of distributions	495,145	1,591,812
Redeemed	(2,421,850)	(2,236,921)
Net increase (decrease)	(1,453,233)	(326,617)

Financial Highlights
VIP Investor Freedom 2020 Portfolio℠

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.39	$14.83	$14.36	$13.29	$11.73
Income from Investment Operations
Net investment income (loss) A,B	.30	.27	.26	.16	.26
Net realized and unrealized gain (loss)	1.10	(2.49)	1.07	1.75	2.04
Total from investment operations	1.40	(2.22)	1.33	1.91	2.30
Distributions from net investment income	(.39)	(.26)	(.16)	(.17)	(.26)
Distributions from net realized gain	-	(.97)	(.71)	(.67)	(.48)
Total distributions	(.39)	(1.22) C	(.86) C	(.84)	(.74)
Net asset value, end of period	$12.40	$11.39	$14.83	$14.36	$13.29
Total Return D,E	12.39%	(15.83)%	9.54%	14.95%	20.11%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.49%	2.23%	1.78%	1.25%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$188,797	$189,971	$252,026	$236,662	$229,641
Portfolio turnover rate I	22%	61%	32%	42%	32%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2025 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio Investor Class	25.0
VIP Overseas Portfolio Investor Class	17.1
Fidelity Inflation-Protected Bond Index Fund	12.0
VIP Emerging Markets Portfolio Investor Class	8.9
VIP Growth Portfolio Investor Class	7.7
Fidelity Long-Term Treasury Bond Index Fund	5.5
VIP Growth & Income Portfolio Investor Class	5.2
VIP Contrafund Portfolio Investor Class	4.6
VIP Equity-Income Portfolio Investor Class	3.8
Fidelity International Bond Index Fund	3.4
93.2

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2025 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 26.4%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	217,613	10,488,933
VIP Equity-Income Portfolio Investor Class (a)	345,049	8,505,454
VIP Growth & Income Portfolio Investor Class (a)	434,963	11,687,466
VIP Growth Portfolio Investor Class (a)	188,196	17,370,525
VIP Mid Cap Portfolio Investor Class (a)	73,763	2,662,837
VIP Value Portfolio Investor Class (a)	311,420	5,935,662
VIP Value Strategies Portfolio Investor Class (a)	179,215	2,935,535
TOTAL DOMESTIC EQUITY FUNDS (Cost $32,174,288)		59,586,412

International Equity Funds - 26.0%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	1,899,169	19,998,250
VIP Overseas Portfolio Investor Class (a)	1,503,855	38,664,121
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $43,617,192)		58,662,371

Bond Funds - 47.6%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	2,989,875	27,028,466
Fidelity International Bond Index Fund (a)	831,951	7,653,948
Fidelity Long-Term Treasury Bond Index Fund (a)	1,231,909	12,479,234
VIP High Income Portfolio Investor Class (a)	817,151	3,726,207
VIP Investment Grade Bond II Portfolio Investor Class (a)	5,948,730	56,274,990
TOTAL BOND FUNDS (Cost $115,136,022)		107,162,845

Short-Term Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b) (Cost $920)	920	920

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $190,928,422)	225,412,548
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1)
NET ASSETS - 100.0%	225,412,547

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	920	-	-	47	-	-	920	0.0%
Total	920	-	-	47	-	-	920

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	26,279,331	6,417,920	5,699,481	908,421	(574,785)	605,481	27,028,466
Fidelity International Bond Index Fund	7,716,539	1,476,316	1,858,891	219,037	(82,209)	402,193	7,653,948
Fidelity Long-Term Treasury Bond Index Fund	12,737,508	3,852,056	4,353,088	387,591	(1,043,991)	1,286,749	12,479,234
VIP Contrafund Portfolio Investor Class	10,842,556	807,721	3,899,637	406,265	818,065	1,920,228	10,488,933
VIP Emerging Markets Portfolio Investor Class	23,237,638	4,888,317	9,797,850	426,742	(453,875)	2,124,020	19,998,250
VIP Equity-Income Portfolio Investor Class	9,715,749	1,107,567	2,812,434	398,260	231,057	263,515	8,505,454
VIP Government Money Market Portfolio Investor Class 5.11%	1,643,987	2,507,782	4,151,769	69,646	-	-	-
VIP Growth & Income Portfolio Investor Class	12,572,411	1,623,304	4,008,618	611,527	895,993	604,376	11,687,466
VIP Growth Portfolio Investor Class	17,030,158	2,449,740	6,848,994	779,015	314,600	4,425,021	17,370,525
VIP High Income Portfolio Investor Class	3,862,862	551,133	845,945	204,892	(101,325)	259,482	3,726,207
VIP Investment Grade Bond II Portfolio Investor Class	54,555,592	12,758,484	11,995,043	2,090,315	(250,627)	1,206,584	56,274,990
VIP Mid Cap Portfolio Investor Class	3,031,959	282,616	976,943	88,230	87,573	237,632	2,662,837
VIP Overseas Portfolio Investor Class	39,237,740	4,501,130	12,204,223	461,026	756,554	6,372,920	38,664,121
VIP Value Portfolio Investor Class	7,009,663	594,666	2,573,995	279,986	598,924	306,404	5,935,662
VIP Value Strategies Portfolio Investor Class	3,472,277	338,606	1,357,139	146,049	326,858	154,933	2,935,535
	232,945,970	44,157,358	73,384,050	7,477,002	1,522,812	20,169,538	225,411,628

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	59,586,412	59,586,412	-	-

International Equity Funds	58,662,371	58,662,371	-	-

Bond Funds	107,162,845	107,162,845	-	-

Short-Term Funds	920	920	-	-
Total Investments in Securities:	225,412,548	225,412,548	-	-
VIP Investor Freedom 2025 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Fidelity Central Funds (cost $920)	$920
Other affiliated issuers (cost $190,927,502)	225,411,628

Total Investment in Securities (cost $190,928,422)		$225,412,548
Cash		59
Receivable for investments sold		1,748,415
Receivable for fund shares sold		43,533
Distributions receivable from Fidelity Central Funds		4
Total assets		227,204,559
Liabilities
Payable for investments purchased	$1,791,906
Payable for fund shares redeemed	106
Total Liabilities		1,792,012
Net Assets		$225,412,547
Net Assets consist of:
Paid in capital		$190,446,022
Total accumulated earnings (loss)		34,966,525
Net Assets		$225,412,547
Net Asset Value, offering price and redemption price per share ($225,412,547 ÷ 16,115,513 shares)		$13.99
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$5,170,669
Income from Fidelity Central Funds		47
Total Income		5,170,716
Expenses
Independent trustees' fees and expenses	$836
Total expenses before reductions	836
Expense reductions	(1)
Total expenses after reductions		835
Net Investment income (loss)		5,169,881
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	1,522,812
Capital gain distributions from underlying funds:
Affiliated issuers	2,306,333
Total net realized gain (loss)		3,829,145
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	20,169,538
Total change in net unrealized appreciation (depreciation)		20,169,538
Net gain (loss)		23,998,683
Net increase (decrease) in net assets resulting from operations		$29,168,564
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,169,881	$5,289,582
Net realized gain (loss)	3,829,145	(3,050,960)
Change in net unrealized appreciation (depreciation)	20,169,538	(53,391,205)
Net increase (decrease) in net assets resulting from operations	29,168,564	(51,152,583)
Distributions to shareholders	(6,397,113)	(24,595,225)

Share transactions
Proceeds from sales of shares	3,335,240	6,150,067
Reinvestment of distributions	6,397,113	24,595,225
Cost of shares redeemed	(40,038,718)	(39,646,146)

Net increase (decrease) in net assets resulting from share transactions	(30,306,365)	(8,900,854)
Total increase (decrease) in net assets	(7,534,914)	(84,648,662)

Net Assets
Beginning of period	232,947,461	317,596,123
End of period	$225,412,547	$232,947,461

Other Information
Shares
Sold	251,175	432,027
Issued in reinvestment of distributions	470,894	1,708,639
Redeemed	(2,996,065)	(2,940,213)
Net increase (decrease)	(2,273,996)	(799,547)

Financial Highlights
VIP Investor Freedom 2025 Portfolio℠

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.67	$16.55	$15.74	$14.38	$12.45
Income from Investment Operations
Net investment income (loss) A,B	.30	.27	.28	.18	.28
Net realized and unrealized gain (loss)	1.40	(2.85)	1.38	2.02	2.37
Total from investment operations	1.70	(2.58)	1.66	2.20	2.65
Distributions from net investment income	(.38)	(.28)	(.18)	(.18)	(.28)
Distributions from net realized gain	-	(1.02)	(.67)	(.66)	(.44)
Total distributions	(.38)	(1.30)	(.85)	(.84)	(.72)
Net asset value, end of period	$13.99	$12.67	$16.55	$15.74	$14.38
Total Return C,D	13.55%	(16.45)%	10.78%	15.88%	21.73%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	2.25%	2.02%	1.74%	1.26%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$225,413	$232,947	$317,596	$285,539	$248,822
Portfolio turnover rate H	19%	60%	30%	43%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2030 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio Investor Class	22.2
VIP Overseas Portfolio Investor Class	19.1
VIP Emerging Markets Portfolio Investor Class	9.6
VIP Growth Portfolio Investor Class	8.8
Fidelity Inflation-Protected Bond Index Fund	8.3
VIP Growth & Income Portfolio Investor Class	6.0
Fidelity Long-Term Treasury Bond Index Fund	5.9
VIP Contrafund Portfolio Investor Class	5.3
VIP Equity-Income Portfolio Investor Class	4.3
VIP Value Portfolio Investor Class	3.0
92.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2030 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 30.3%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	391,463	18,868,495
VIP Equity-Income Portfolio Investor Class (a)	620,706	15,300,404
VIP Growth & Income Portfolio Investor Class (a)	782,454	21,024,526
VIP Growth Portfolio Investor Class (a)	338,546	31,247,840
VIP Mid Cap Portfolio Investor Class (a)	132,694	4,790,238
VIP Value Portfolio Investor Class (a)	560,217	10,677,730
VIP Value Strategies Portfolio Investor Class (a)	322,394	5,280,813
TOTAL DOMESTIC EQUITY FUNDS (Cost $68,310,420)		107,190,046

International Equity Funds - 28.7%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	3,224,208	33,950,905
VIP Overseas Portfolio Investor Class (a)	2,615,715	67,250,038
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $82,463,200)		101,200,943

Bond Funds - 41.0%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	3,242,064	29,308,255
Fidelity International Bond Index Fund (a)	1,107,735	10,191,161
Fidelity Long-Term Treasury Bond Index Fund (a)	2,071,910	20,988,446
VIP High Income Portfolio Investor Class (a)	1,280,058	5,837,063
VIP Investment Grade Bond II Portfolio Investor Class (a)	8,284,552	78,371,865
TOTAL BOND FUNDS (Cost $155,584,250)		144,696,790

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $306,357,870)	353,087,779
NET OTHER ASSETS (LIABILITIES) - 0.0%	(110)
NET ASSETS - 100.0%	353,087,669

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	25,847,829	8,228,896	4,763,335	974,730	(348,952)	343,817	29,308,255
Fidelity International Bond Index Fund	9,549,419	2,278,185	2,045,025	283,681	(66,360)	474,942	10,191,161
Fidelity Long-Term Treasury Bond Index Fund	20,072,344	6,544,014	6,006,186	630,897	(988,791)	1,367,065	20,988,446
VIP Contrafund Portfolio Investor Class	18,169,362	1,651,273	5,670,106	710,874	262,545	4,455,421	18,868,495
VIP Emerging Markets Portfolio Investor Class	36,555,762	8,407,464	13,721,519	710,360	(1,058,713)	3,767,911	33,950,905
VIP Equity-Income Portfolio Investor Class	16,281,159	2,219,187	4,048,061	705,832	183,459	664,660	15,300,404
VIP Government Money Market Portfolio Investor Class 5.11%	2,406,213	3,822,092	6,228,305	104,802	-	-	-
VIP Growth & Income Portfolio Investor Class	21,068,144	3,009,255	5,613,885	1,079,921	699,184	1,861,828	21,024,526
VIP Growth Portfolio Investor Class	28,538,104	4,659,475	10,122,571	1,370,618	62,412	8,110,420	31,247,840
VIP High Income Portfolio Investor Class	5,653,892	1,055,658	1,104,823	315,995	(128,754)	361,090	5,837,063
VIP Investment Grade Bond II Portfolio Investor Class	70,286,958	20,443,353	13,636,326	2,802,173	(234,636)	1,512,516	78,371,865
VIP Mid Cap Portfolio Investor Class	5,080,854	562,308	1,411,552	155,732	54,544	504,084	4,790,238
VIP Overseas Portfolio Investor Class	63,799,594	8,759,428	17,139,174	789,378	(971,519)	12,801,709	67,250,038
VIP Value Portfolio Investor Class	11,746,451	1,190,184	3,812,204	496,180	679,273	874,026	10,677,730
VIP Value Strategies Portfolio Investor Class	5,818,724	676,162	2,041,465	258,068	380,427	446,965	5,280,813
	340,874,809	73,506,934	97,364,537	11,389,241	(1,475,881)	37,546,454	353,087,779

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	107,190,046	107,190,046	-	-

International Equity Funds	101,200,943	101,200,943	-	-

Bond Funds	144,696,790	144,696,790	-	-
Total Investments in Securities:	353,087,779	353,087,779	-	-
VIP Investor Freedom 2030 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $306,357,870)	$353,087,779

Total Investment in Securities (cost $306,357,870)		$353,087,779
Cash		2
Receivable for investments sold		2,732,349
Receivable for fund shares sold		11,100
Total assets		355,831,230
Liabilities
Payable for investments purchased	$2,743,420
Payable for fund shares redeemed	141
Total Liabilities		2,743,561
Net Assets		$353,087,669
Net Assets consist of:
Paid in capital		$311,038,654
Total accumulated earnings (loss)		42,049,015
Net Assets		$353,087,669
Net Asset Value, offering price and redemption price per share ($353,087,669 ÷ 24,666,993 shares)		$14.31
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$7,332,036
Expenses
Independent trustees' fees and expenses	$1,248
Total Expenses		1,248
Net Investment income (loss)		7,330,788
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(1,475,881)
Capital gain distributions from underlying funds:
Affiliated issuers	4,057,205
Total net realized gain (loss)		2,581,324
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	37,546,454
Total change in net unrealized appreciation (depreciation)		37,546,454
Net gain (loss)		40,127,778
Net increase (decrease) in net assets resulting from operations		$47,458,566
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,330,788	$6,719,098
Net realized gain (loss)	2,581,324	(6,389,386)
Change in net unrealized appreciation (depreciation)	37,546,454	(70,785,521)
Net increase (decrease) in net assets resulting from operations	47,458,566	(70,455,809)
Distributions to shareholders	(8,449,708)	(31,379,054)

Share transactions
Proceeds from sales of shares	11,192,683	22,141,109
Reinvestment of distributions	8,449,708	31,379,054
Cost of shares redeemed	(46,438,462)	(25,994,502)

Net increase (decrease) in net assets resulting from share transactions	(26,796,071)	27,525,661
Total increase (decrease) in net assets	12,212,787	(74,309,202)

Net Assets
Beginning of period	340,874,882	415,184,084
End of period	$353,087,669	$340,874,882

Other Information
Shares
Sold	823,891	1,571,395
Issued in reinvestment of distributions	606,998	2,159,178
Redeemed	(3,412,909)	(1,891,737)
Net increase (decrease)	(1,982,020)	1,838,836

Financial Highlights
VIP Investor Freedom 2030 Portfolio℠

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.79	$16.73	$15.70	$14.26	$12.10
Income from Investment Operations
Net investment income (loss) A,B	.29	.26	.28	.17	.27
Net realized and unrealized gain (loss)	1.57	(2.95)	1.60	2.14	2.62
Total from investment operations	1.86	(2.69)	1.88	2.31	2.89
Distributions from net investment income	(.34)	(.27)	(.17)	(.17)	(.27)
Distributions from net realized gain	-	(.99)	(.68)	(.69)	(.46)
Total distributions	(.34)	(1.25) C	(.85)	(.87) C	(.73)
Net asset value, end of period	$14.31	$12.79	$16.73	$15.70	$14.26
Total Return D,E	14.63%	(16.91)%	12.25%	16.82%	24.42%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.11%	1.88%	1.71%	1.26%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$353,088	$340,875	$415,184	$325,667	$276,764
Portfolio turnover rate I	21%	57%	23%	41%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2035 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Investor Class	22.4
VIP Investment Grade Bond II Portfolio Investor Class	15.3
VIP Emerging Markets Portfolio Investor Class	10.9
VIP Growth Portfolio Investor Class	10.9
VIP Growth & Income Portfolio Investor Class	7.3
VIP Contrafund Portfolio Investor Class	6.6
Fidelity Long-Term Treasury Bond Index Fund	6.4
VIP Equity-Income Portfolio Investor Class	5.3
Fidelity Inflation-Protected Bond Index Fund	3.7
VIP Value Portfolio Investor Class	3.7
92.5

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2035 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 37.3%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	8,760	422,221
VIP Equity-Income Portfolio Investor Class (a)	13,889	342,362
VIP Growth & Income Portfolio Investor Class (a)	17,508	470,445
VIP Growth Portfolio Investor Class (a)	7,576	699,256
VIP Mid Cap Portfolio Investor Class (a)	2,970	107,218
VIP Value Portfolio Investor Class (a)	12,537	238,963
VIP Value Strategies Portfolio Investor Class (a)	7,216	118,194
TOTAL DOMESTIC EQUITY FUNDS (Cost $2,233,961)		2,398,659

International Equity Funds - 33.3%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	66,665	701,984
VIP Overseas Portfolio Investor Class (a)	55,987	1,439,435
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,041,800)		2,141,419

Bond Funds - 29.4%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	26,623	240,670
Fidelity International Bond Index Fund (a)	16,625	152,951
Fidelity Long-Term Treasury Bond Index Fund (a)	40,419	409,440
VIP High Income Portfolio Investor Class (a)	23,325	106,364
VIP Investment Grade Bond II Portfolio Investor Class (a)	104,119	984,966
TOTAL BOND FUNDS (Cost $1,884,932)		1,894,391

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $6,160,693)	6,434,469
NET OTHER ASSETS (LIABILITIES) - 0.0%	60
NET ASSETS - 100.0%	6,434,529

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	550,000	550,000	73	-	-	-	0.0%
Total	-	550,000	550,000	73	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	-	274,756	30,466	7,515	(698)	(2,922)	240,670
Fidelity International Bond Index Fund	-	176,777	27,101	2,683	(144)	3,419	152,951
Fidelity Long-Term Treasury Bond Index Fund	-	452,751	45,379	6,243	(3,965)	6,033	409,440
VIP Contrafund Portfolio Investor Class	-	471,201	86,854	11,301	(315)	38,189	422,221
VIP Emerging Markets Portfolio Investor Class	-	842,590	154,019	12,844	(3,616)	17,029	701,984
VIP Equity-Income Portfolio Investor Class	-	401,526	68,511	15,048	(423)	9,770	342,362
VIP Government Money Market Portfolio Investor Class 5.11%	-	57,489	57,489	728	-	-	-
VIP Growth & Income Portfolio Investor Class	-	542,956	89,533	21,354	(942)	17,964	470,445
VIP Growth Portfolio Investor Class	-	773,900	137,466	24,961	(833)	63,655	699,256
VIP High Income Portfolio Investor Class	-	124,308	18,234	5,411	(146)	436	106,364
VIP Investment Grade Bond II Portfolio Investor Class	-	1,131,198	145,548	31,394	(3,176)	2,492	984,966
VIP Mid Cap Portfolio Investor Class	-	120,717	19,753	3,062	(390)	6,644	107,218
VIP Overseas Portfolio Investor Class	-	1,577,763	215,125	16,111	(5,791)	82,588	1,439,435
VIP Value Portfolio Investor Class	-	275,002	54,006	10,576	(233)	18,200	238,963
VIP Value Strategies Portfolio Investor Class	-	135,773	27,783	5,197	(75)	10,279	118,194
	-	7,358,707	1,177,267	174,428	(20,747)	273,776	6,434,469

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	2,398,659	2,398,659	-	-

International Equity Funds	2,141,419	2,141,419	-	-

Bond Funds	1,894,391	1,894,391	-	-
Total Investments in Securities:	6,434,469	6,434,469	-	-
VIP Investor Freedom 2035 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $6,160,693)	$6,434,469

Total Investment in Securities (cost $6,160,693)		$6,434,469
Cash		75
Receivable for investments sold		5,498
Receivable for fund shares sold		209,691
Total assets		6,649,733
Liabilities
Payable for investments purchased	$213,934
Payable for fund shares redeemed	1,252
Other payables and accrued expenses	18
Total Liabilities		215,204
Net Assets		$6,434,529
Net Assets consist of:
Paid in capital		$6,108,159
Total accumulated earnings (loss)		326,370
Net Assets		$6,434,529
Net Asset Value, offering price and redemption price per share ($6,434,529 ÷ 601,925 shares)		$10.69
Statement of Operations
		For the period April 13, 2023 (commencement of operations) through December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$98,360
Income from Fidelity Central Funds		73
Total Income		98,433
Expenses
Independent trustees' fees and expenses	$8
Proxy	17
Total Expenses		25
Net Investment income (loss)		98,408
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(20,747)
Capital gain distributions from underlying funds:
Affiliated issuers	76,068
Total net realized gain (loss)		55,321
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	273,776
Total change in net unrealized appreciation (depreciation)		273,776
Net gain (loss)		329,097
Net increase (decrease) in net assets resulting from operations		$427,505
Statement of Changes in Net Assets

For the period April 13, 2023 (commencement of operations) through December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$98,408
Net realized gain (loss)	55,321
Change in net unrealized appreciation (depreciation)	273,776
Net increase (decrease) in net assets resulting from operations	427,505
Distributions to shareholders	(101,135)

Share transactions
Proceeds from sales of shares	6,859,975
Reinvestment of distributions	83,535
Cost of shares redeemed	(835,351)

Net increase (decrease) in net assets resulting from share transactions	6,108,159
Total increase (decrease) in net assets	6,434,529

Net Assets
Beginning of period	-
End of period	$6,434,529

Other Information
Shares
Sold	678,232
Issued in reinvestment of distributions	7,800
Redeemed	(84,107)
Net increase (decrease)	601,925

Financial Highlights
VIP Investor Freedom 2035 Portfolio℠

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.24
Net realized and unrealized gain (loss)	.63
Total from investment operations	.87
Distributions from net investment income	(.17)
Distributions from net realized gain	- D
Total distributions	(.18) E
Net asset value, end of period	$10.69
Total Return F,G,H	8.66%
Ratios to Average Net Assets B,I,J
Expenses before reductions K	-% L
Expenses net of fee waivers, if any K	-% L
Expenses net of all reductions K	-% L
Net investment income (loss)	3.25% L
Supplemental Data
Net assets, end of period (000 omitted)	$6,435
Portfolio turnover rate M	37% L

AFor the period April 13, 2023 (commencement of operations) through December 31, 2023.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.

DAmount represents less than $.005 per share.

ETotal distributions per share do not sum due to rounding.

FTotal returns for periods of less than one year are not annualized.

GTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAmount represents less than .005%.

LAnnualized.

MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2040 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Investor Class	26.3
VIP Growth Portfolio Investor Class	13.3
VIP Emerging Markets Portfolio Investor Class	12.5
VIP Growth & Income Portfolio Investor Class	8.9
VIP Contrafund Portfolio Investor Class	8.0
VIP Equity-Income Portfolio Investor Class	6.5
Fidelity Long-Term Treasury Bond Index Fund	6.1
VIP Investment Grade Bond II Portfolio Investor Class	5.7
VIP Value Portfolio Investor Class	4.5
VIP Value Strategies Portfolio Investor Class	2.3
94.1

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2040 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 45.5%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	11,993	578,071
VIP Equity-Income Portfolio Investor Class (a)	19,016	468,751
VIP Growth & Income Portfolio Investor Class (a)	23,972	644,121
VIP Growth Portfolio Investor Class (a)	10,372	957,343
VIP Mid Cap Portfolio Investor Class (a)	4,065	146,763
VIP Value Portfolio Investor Class (a)	17,164	327,138
VIP Value Strategies Portfolio Investor Class (a)	9,877	161,793
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,103,905)		3,283,980

International Equity Funds - 38.8%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	85,333	898,561
VIP Overseas Portfolio Investor Class (a)	73,919	1,900,461
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,671,006)		2,799,022

Bond Funds - 15.7%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	17,075	154,354
Fidelity International Bond Index Fund (a)	11,040	101,571
Fidelity Long-Term Treasury Bond Index Fund (a)	43,529	440,948
VIP High Income Portfolio Investor Class (a)	4,279	19,510
VIP Investment Grade Bond II Portfolio Investor Class (a)	43,681	413,221
TOTAL BOND FUNDS (Cost $1,115,902)		1,129,604

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $6,890,813)	7,212,606
NET OTHER ASSETS (LIABILITIES) - 0.0%	58
NET ASSETS - 100.0%	7,212,664

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	550,000	550,000	73	-	-	-	0.0%
Total	-	550,000	550,000	73	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	-	165,972	9,470	5,077	(226)	(1,922)	154,354
Fidelity International Bond Index Fund	-	101,143	1,911	1,665	(25)	2,364	101,571
Fidelity Long-Term Treasury Bond Index Fund	-	449,099	18,411	6,091	(1,055)	11,315	440,948
VIP Contrafund Portfolio Investor Class	-	570,959	36,026	16,132	(247)	43,385	578,071
VIP Emerging Markets Portfolio Investor Class	-	942,689	61,492	17,162	(2,843)	20,207	898,561
VIP Equity-Income Portfolio Investor Class	-	488,161	28,628	21,491	(419)	9,637	468,751
VIP Government Money Market Portfolio Investor Class 5.11%	-	60,602	60,602	638	-	-	-
VIP Growth & Income Portfolio Investor Class	-	658,847	31,763	30,493	(439)	17,476	644,121
VIP Growth Portfolio Investor Class	-	943,451	57,775	35,698	51	71,616	957,343
VIP High Income Portfolio Investor Class	-	20,706	1,191	1,037	(19)	14	19,510
VIP Investment Grade Bond II Portfolio Investor Class	-	419,286	7,688	13,501	(308)	1,931	413,221
VIP Mid Cap Portfolio Investor Class	-	148,709	9,175	4,373	(32)	7,261	146,763
VIP Overseas Portfolio Investor Class	-	1,877,223	83,570	22,191	(1,000)	107,808	1,900,461
VIP Value Portfolio Investor Class	-	341,972	34,524	15,105	(9)	19,699	327,138
VIP Value Strategies Portfolio Investor Class	-	168,390	17,649	7,423	50	11,002	161,793
	-	7,357,209	459,875	198,077	(6,521)	321,793	7,212,606

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	3,283,980	3,283,980	-	-

International Equity Funds	2,799,022	2,799,022	-	-

Bond Funds	1,129,604	1,129,604	-	-
Total Investments in Securities:	7,212,606	7,212,606	-	-
VIP Investor Freedom 2040 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $6,890,813)	$7,212,606

Total Investment in Securities (cost $6,890,813)		$7,212,606
Cash		74
Receivable for investments sold		45,501
Total assets		7,258,181
Liabilities
Payable for investments purchased	$45,467
Payable for fund shares redeemed	36
Other payables and accrued expenses	14
Total Liabilities		45,517
Net Assets		$7,212,664
Net Assets consist of:
Paid in capital		$6,791,861
Total accumulated earnings (loss)		420,803
Net Assets		$7,212,664
Net Asset Value, offering price and redemption price per share ($7,212,664 ÷ 664,425 shares)		$10.86
Statement of Operations
		For the period April 13, 2023 (commencement of operations) through December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$89,636
Income from Fidelity Central Funds		73
Total Income		89,709
Expenses
Independent trustees' fees and expenses	$8
Proxy	16
Total Expenses		24
Net Investment income (loss)		89,685
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(6,521)
Capital gain distributions from underlying funds:
Affiliated issuers	108,441
Total net realized gain (loss)		101,920
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	321,793
Total change in net unrealized appreciation (depreciation)		321,793
Net gain (loss)		423,713
Net increase (decrease) in net assets resulting from operations		$513,398
Statement of Changes in Net Assets

For the period April 13, 2023 (commencement of operations) through December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$89,685
Net realized gain (loss)	101,920
Change in net unrealized appreciation (depreciation)	321,793
Net increase (decrease) in net assets resulting from operations	513,398
Distributions to shareholders	(92,595)

Share transactions
Proceeds from sales of shares	6,769,009
Reinvestment of distributions	78,495
Cost of shares redeemed	(55,643)

Net increase (decrease) in net assets resulting from share transactions	6,791,861
Total increase (decrease) in net assets	7,212,664

Net Assets
Beginning of period	-
End of period	$7,212,664

Other Information
Shares
Sold	662,827
Issued in reinvestment of distributions	7,215
Redeemed	(5,617)
Net increase (decrease)	664,425

Financial Highlights
VIP Investor Freedom 2040 Portfolio℠

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.21
Net realized and unrealized gain (loss)	.79
Total from investment operations	1.00
Distributions from net investment income	(.14)
Distributions from net realized gain	- D
Total distributions	(.14)
Net asset value, end of period	$10.86
Total Return E,F,G	10.01%
Ratios to Average Net Assets C,H,I
Expenses before reductions J	-% K
Expenses net of fee waivers, if any J	-% K
Expenses net of all reductions J	-% K
Net investment income (loss)	2.94% K
Supplemental Data
Net assets, end of period (000 omitted)	$7,213
Portfolio turnover rate L	14% K

AFor the period April 13, 2023 (commencement of operations) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount represents less than .005%.

KAnnualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2045 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Investor Class	27.7
VIP Growth Portfolio Investor Class	14.1
VIP Emerging Markets Portfolio Investor Class	13.0
VIP Growth & Income Portfolio Investor Class	9.5
VIP Contrafund Portfolio Investor Class	8.5
VIP Equity-Income Portfolio Investor Class	6.9
Fidelity Long-Term Treasury Bond Index Fund	6.1
VIP Value Portfolio Investor Class	4.8
VIP Value Strategies Portfolio Investor Class	2.4
VIP Mid Cap Portfolio Investor Class	2.2
95.2

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2045 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 48.4%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	4,789	230,819
VIP Equity-Income Portfolio Investor Class (a)	7,593	187,159
VIP Growth & Income Portfolio Investor Class (a)	9,572	257,189
VIP Growth Portfolio Investor Class (a)	4,142	382,282
VIP Mid Cap Portfolio Investor Class (a)	1,624	58,622
VIP Value Portfolio Investor Class (a)	6,854	130,647
VIP Value Strategies Portfolio Investor Class (a)	3,945	64,622
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,225,623)		1,311,340

International Equity Funds - 40.7%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	33,439	352,114
VIP Overseas Portfolio Investor Class (a)	29,229	751,475
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,053,664)		1,103,589

Bond Funds - 10.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	6,418	58,017
Fidelity International Bond Index Fund (a)	1,619	14,892
Fidelity Long-Term Treasury Bond Index Fund (a)	16,363	165,756
VIP High Income Portfolio Investor Class (a)	1,608	7,333
VIP Investment Grade Bond II Portfolio Investor Class (a)	5,301	50,144
TOTAL BOND FUNDS (Cost $295,212)		296,142

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $2,574,499)	2,711,071
NET OTHER ASSETS (LIABILITIES) - 0.0%	69
NET ASSETS - 100.0%	2,711,140

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	550,000	550,000	73	-	-	-	0.0%
Total	-	550,000	550,000	73	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	-	64,548	5,357	1,818	(82)	(1,092)	58,017
Fidelity International Bond Index Fund	-	16,137	1,552	243	(10)	317	14,892
Fidelity Long-Term Treasury Bond Index Fund	-	172,635	8,127	2,260	(461)	1,709	165,756
VIP Contrafund Portfolio Investor Class	-	230,157	19,158	6,023	(12)	19,832	230,819
VIP Emerging Markets Portfolio Investor Class	-	377,463	32,342	6,295	(1,110)	8,103	352,114
VIP Equity-Income Portfolio Investor Class	-	197,469	14,107	8,006	(40)	3,837	187,159
VIP Government Money Market Portfolio Investor Class 5.11%	-	18,708	18,708	289	-	-	-
VIP Growth & Income Portfolio Investor Class	-	265,458	16,668	11,368	(46)	8,445	257,189
VIP Growth Portfolio Investor Class	-	381,616	34,989	13,359	65	35,590	382,282
VIP High Income Portfolio Investor Class	-	7,996	660	365	(5)	2	7,333
VIP Investment Grade Bond II Portfolio Investor Class	-	57,587	7,304	1,423	(133)	(6)	50,144
VIP Mid Cap Portfolio Investor Class	-	58,503	3,208	1,628	(27)	3,354	58,622
VIP Overseas Portfolio Investor Class	-	759,855	49,556	8,187	(647)	41,823	751,475
VIP Value Portfolio Investor Class	-	132,695	11,461	5,623	60	9,353	130,647
VIP Value Strategies Portfolio Investor Class	-	65,004	5,734	2,762	47	5,305	64,622
	-	2,805,831	228,931	69,649	(2,401)	136,572	2,711,071

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	1,311,340	1,311,340	-	-

International Equity Funds	1,103,589	1,103,589	-	-

Bond Funds	296,142	296,142	-	-
Total Investments in Securities:	2,711,071	2,711,071	-	-
VIP Investor Freedom 2045 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $2,574,499)	$2,711,071

Total Investment in Securities (cost $2,574,499)		$2,711,071
Cash		74
Receivable for investments sold		159
Receivable for fund shares sold		109,397
Total assets		2,820,701
Liabilities
Payable for investments purchased	$109,555
Other payables and accrued expenses	6
Total Liabilities		109,561
Net Assets		$2,711,140
Net Assets consist of:
Paid in capital		$2,537,820
Total accumulated earnings (loss)		173,320
Net Assets		$2,711,140
Net Asset Value, offering price and redemption price per share ($2,711,140 ÷ 248,570 shares)		$10.91
Statement of Operations
		For the period April 13, 2023 (commencement of operations) through December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$29,236
Income from Fidelity Central Funds		73
Total Income		29,309
Expenses
Independent trustees' fees and expenses	$3
Proxy	6
Total Expenses		9
Net Investment income (loss)		29,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(2,401)
Capital gain distributions from underlying funds:
Affiliated issuers	40,413
Total net realized gain (loss)		38,012
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	136,572
Total change in net unrealized appreciation (depreciation)		136,572
Net gain (loss)		174,584
Net increase (decrease) in net assets resulting from operations		$203,884
Statement of Changes in Net Assets

For the period April 13, 2023 (commencement of operations) through December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,300
Net realized gain (loss)	38,012
Change in net unrealized appreciation (depreciation)	136,572
Net increase (decrease) in net assets resulting from operations	203,884
Distributions to shareholders	(30,564)

Share transactions
Proceeds from sales of shares	2,621,413
Reinvestment of distributions	17,664
Cost of shares redeemed	(101,257)

Net increase (decrease) in net assets resulting from share transactions	2,537,820
Total increase (decrease) in net assets	2,711,140

Net Assets
Beginning of period	-
End of period	$2,711,140

Other Information
Shares
Sold	256,789
Issued in reinvestment of distributions	1,616
Redeemed	(9,835)
Net increase (decrease)	248,570

Financial Highlights
VIP Investor Freedom 2045 Portfolio℠

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.19
Net realized and unrealized gain (loss)	.85
Total from investment operations	1.04
Distributions from net investment income	(.12)
Distributions from net realized gain	(.01)
Total distributions	(.13)
Net asset value, end of period	$10.91
Total Return D,E,F	10.39%
Ratios to Average Net Assets C,G,H
Expenses before reductions I	-% J
Expenses net of fee waivers, if any I	-% J
Expenses net of all reductions I	-% J
Net investment income (loss)	2.53% J
Supplemental Data
Net assets, end of period (000 omitted)	$2,711
Portfolio turnover rate K	19% J

AFor the period April 13, 2023 (commencement of operations) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount represents less than .005%.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Investor Freedom 2050 Portfolio℠
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Overseas Portfolio Investor Class	27.7
VIP Growth Portfolio Investor Class	14.1
VIP Emerging Markets Portfolio Investor Class	13.0
VIP Growth & Income Portfolio Investor Class	9.5
VIP Contrafund Portfolio Investor Class	8.5
VIP Equity-Income Portfolio Investor Class	6.9
Fidelity Long-Term Treasury Bond Index Fund	6.1
VIP Value Portfolio Investor Class	4.8
VIP Value Strategies Portfolio Investor Class	2.4
VIP Mid Cap Portfolio Investor Class	2.2
95.2

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Investor Freedom 2050 Portfolio℠
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 48.4%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	5,060	243,897
VIP Equity-Income Portfolio Investor Class (a)	8,023	197,773
VIP Growth & Income Portfolio Investor Class (a)	10,114	271,765
VIP Growth Portfolio Investor Class (a)	4,376	403,921
VIP Mid Cap Portfolio Investor Class (a)	1,715	61,927
VIP Value Portfolio Investor Class (a)	7,242	138,033
VIP Value Strategies Portfolio Investor Class (a)	4,168	68,270
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,292,036)		1,385,586

International Equity Funds - 40.7%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	35,341	372,141
VIP Overseas Portfolio Investor Class (a)	30,888	794,144
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,108,224)		1,166,285

Bond Funds - 10.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	6,781	61,304
Fidelity International Bond Index Fund (a)	1,710	15,735
Fidelity Long-Term Treasury Bond Index Fund (a)	17,283	175,072
VIP High Income Portfolio Investor Class (a)	1,699	7,749
VIP Investment Grade Bond II Portfolio Investor Class (a)	5,601	52,987
TOTAL BOND FUNDS (Cost $309,989)		312,847

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $2,710,249)	2,864,718
NET OTHER ASSETS (LIABILITIES) - 0.0%	76
NET ASSETS - 100.0%	2,864,794

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	550,000	550,000	73	-	-	-	0.0%
Total	-	550,000	550,000	73	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	-	65,275	3,015	1,729	(51)	(905)	61,304
Fidelity International Bond Index Fund	-	16,399	989	232	(9)	334	15,735
Fidelity Long-Term Treasury Bond Index Fund	-	178,684	6,445	2,217	(451)	3,284	175,072
VIP Contrafund Portfolio Investor Class	-	232,334	9,029	5,501	20	20,572	243,897
VIP Emerging Markets Portfolio Investor Class	-	379,773	18,984	5,753	(555)	11,907	372,141
VIP Equity-Income Portfolio Investor Class	-	199,608	7,044	7,329	(60)	5,269	197,773
VIP Government Money Market Portfolio Investor Class 5.11%	-	17,305	17,305	291	-	-	-
VIP Growth & Income Portfolio Investor Class	-	269,293	7,835	10,398	(12)	10,319	271,765
VIP Growth Portfolio Investor Class	-	384,930	19,079	12,213	256	37,814	403,921
VIP High Income Portfolio Investor Class	-	8,081	379	334	(4)	51	7,749
VIP Investment Grade Bond II Portfolio Investor Class	-	58,512	5,501	1,484	(119)	95	52,987
VIP Mid Cap Portfolio Investor Class	-	61,015	2,877	1,491	32	3,757	61,927
VIP Overseas Portfolio Investor Class	-	773,756	25,590	7,494	(174)	46,152	794,144
VIP Value Portfolio Investor Class	-	138,349	10,584	5,151	176	10,092	138,033
VIP Value Strategies Portfolio Investor Class	-	68,403	5,998	2,532	137	5,728	68,270
	-	2,851,717	140,654	64,149	(814)	154,469	2,864,718

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	1,385,586	1,385,586	-	-

International Equity Funds	1,166,285	1,166,285	-	-

Bond Funds	312,847	312,847	-	-
Total Investments in Securities:	2,864,718	2,864,718	-	-
VIP Investor Freedom 2050 Portfolio℠
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $2,710,249)	$2,864,718

Total Investment in Securities (cost $2,710,249)		$2,864,718
Cash		74
Receivable for investments sold		11,139
Receivable for fund shares sold		9,988
Total assets		2,885,919
Liabilities
Payable for investments purchased	$21,120
Other payables and accrued expenses	5
Total Liabilities		21,125
Net Assets		$2,864,794
Net Assets consist of:
Paid in capital		$2,675,755
Total accumulated earnings (loss)		189,039
Net Assets		$2,864,794
Net Asset Value, offering price and redemption price per share ($2,864,794 ÷ 262,262 shares)		$10.92
Statement of Operations
		For the period April 13, 2023 (commencement of operations) through December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$27,186
Income from Fidelity Central Funds		73
Total Income		27,259
Expenses
Independent trustees' fees and expenses	$3
Proxy	5
Total Expenses		8
Net Investment income (loss)		27,251
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(814)
Capital gain distributions from underlying funds:
Affiliated issuers	36,963
Total net realized gain (loss)		36,149
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	154,469
Total change in net unrealized appreciation (depreciation)		154,469
Net gain (loss)		190,618
Net increase (decrease) in net assets resulting from operations		$217,869
Statement of Changes in Net Assets

For the period April 13, 2023 (commencement of operations) through December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,251
Net realized gain (loss)	36,149
Change in net unrealized appreciation (depreciation)	154,469
Net increase (decrease) in net assets resulting from operations	217,869
Distributions to shareholders	(28,830)

Share transactions
Proceeds from sales of shares	2,662,800
Reinvestment of distributions	17,730
Cost of shares redeemed	(4,775)

Net increase (decrease) in net assets resulting from share transactions	2,675,755
Total increase (decrease) in net assets	2,864,794

Net Assets
Beginning of period	-
End of period	$2,864,794

Other Information
Shares
Sold	261,115
Issued in reinvestment of distributions	1,619
Redeemed	(472)
Net increase (decrease)	262,262

Financial Highlights
VIP Investor Freedom 2050 Portfolio℠

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.18
Net realized and unrealized gain (loss)	.85
Total from investment operations	1.03
Distributions from net investment income	(.11)
Distributions from net realized gain	(.01)
Total distributions	(.11) D
Net asset value, end of period	$10.92
Total Return E,F,G	10.31%
Ratios to Average Net Assets C,H,I
Expenses before reductions J	-% K
Expenses net of fee waivers, if any J	-% K
Expenses net of all reductions J	-% K
Net investment income (loss)	2.40% K
Supplemental Data
Net assets, end of period (000 omitted)	$2,865
Portfolio turnover rate L	12% K

AFor the period April 13, 2023 (commencement of operations) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAmount represents less than .005%.

KAnnualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom 2035 Portfolio, VIP Investor Freedom 2040 Portfolio, VIP Investor Freedom 2045 Portfolio and VIP Investor Freedom 2050 Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The aggregate value of investments by input level as of December 31, 2023 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Investor Freedom Income Portfolio	$62,089,421	$4,321,255	(3,047,362)	$1,273,893
VIP Investor Freedom 2005 Portfolio	18,141,319	1,253,772	(784,672)	469,100
VIP Investor Freedom 2010 Portfolio	53,780,681	5,252,681	(2,659,373)	2,593,308
VIP Investor Freedom 2015 Portfolio	83,391,174	11,828,042	(4,205,945)	7,622,097
VIP Investor Freedom 2020 Portfolio	166,982,557	29,970,317	(8,160,706)	21,809,611
VIP Investor Freedom 2025 Portfolio	192,334,129	42,298,564	(9,220,145)	33,078,419
VIP Investor Freedom 2030 Portfolio	308,076,327	58,021,993	(13,010,541)	45,011,452
VIP Investor Freedom 2035 Portfolio	6,182,839	267,384	(15,754)	251,630
VIP Investor Freedom 2040 Portfolio	6,898,541	328,000	(13,935)	314,065
VIP Investor Freedom 2045 Portfolio	2,577,643	139,965	(6,537)	133,428
VIP Investor Freedom 2050 Portfolio	2,712,213	157,743	(5,238)	152,505

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP Investor Freedom Income Portfolio	$413,966	$-	$(2,826,233)	$1,273,893
VIP Investor Freedom 2005 Portfolio	120,034	-	(151,638)	469,100
VIP Investor Freedom 2010 Portfolio	340,929	-	(1,119,952)	2,593,308
VIP Investor Freedom 2015 Portfolio	502,222	53,830	-	7,622,097
VIP Investor Freedom 2020 Portfolio	960,383	1,421,628	-	21,809,611
VIP Investor Freedom 2025 Portfolio	997,694	890,412	-	33,078,419
VIP Investor Freedom 2030 Portfolio	1,104,718	-	(4,067,157)	45,011,452
VIP Investor Freedom 2035 Portfolio	-	74,740	-	251,630
VIP Investor Freedom 2040 Portfolio	-	106,738	-	314,065
VIP Investor Freedom 2045 Portfolio	-	39,893	-	133,428
VIP Investor Freedom 2050 Portfolio	-	36,535	-	152,505

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
VIP Investor Freedom Income Portfolio	$(854,710)	$(1,971,523)	$(2,826,233)
VIP Investor Freedom 2005 Portfolio	(151,638)	(-)	(151,638)
VIP Investor Freedom 2010 Portfolio	(703,469)	(416,483)	(1,119,952)
VIP Investor Freedom 2030 Portfolio	(3,129,410)	(937,747)	(4,067,157)

The tax character of distributions paid was as follows:

December 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income Portfolio	$2,918,126	$-	$2,918,126
VIP Investor Freedom 2005 Portfolio	848,511	-	848,511
VIP Investor Freedom 2010 Portfolio	2,290,424	-	2,290,424
VIP Investor Freedom 2015 Portfolio	3,297,264	-	3,297,264
VIP Investor Freedom 2020 Portfolio	5,980,890	-	5,980,890
VIP Investor Freedom 2025 Portfolio	6,397,113	-	6,397,113
VIP Investor Freedom 2030 Portfolio	8,449,708	-	8,449,708
VIP Investor Freedom 2035 Portfolio	101,135	-	101,135
VIP Investor Freedom 2040 Portfolio	92,595	-	92,595
VIP Investor Freedom 2045 Portfolio	30,564	-	30,564
VIP Investor Freedom 2050 Portfolio	28,830	-	28,830

December 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income Portfolio	$1,890,559	$3,007,334	$4,897,893
VIP Investor Freedom 2005 Portfolio	583,864	1,702,768	2,286,632
VIP Investor Freedom 2010 Portfolio	1,514,605	3,508,116	5,022,721
VIP Investor Freedom 2015 Portfolio	2,244,310	6,616,168	8,860,478
VIP Investor Freedom 2020 Portfolio	4,297,509	16,223,695	20,521,204
VIP Investor Freedom 2025 Portfolio	5,252,572	19,342,653	24,595,225
VIP Investor Freedom 2030 Portfolio	7,047,176	24,331,878	31,379,054
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Investor Freedom Income Portfolio	13,618,542	25,831,706
VIP Investor Freedom 2005 Portfolio	3,484,270	7,519,305
VIP Investor Freedom 2010 Portfolio	10,790,392	20,357,095
VIP Investor Freedom 2015 Portfolio	18,272,563	32,836,923
VIP Investor Freedom 2020 Portfolio	41,322,570	58,180,525
VIP Investor Freedom 2025 Portfolio	44,157,358	73,384,050
VIP Investor Freedom 2030 Portfolio	73,506,934	97,364,537
VIP Investor Freedom 2035 Portfolio	7,358,707	1,177,267
VIP Investor Freedom 2040 Portfolio	7,357,209	459,875
VIP Investor Freedom 2045 Portfolio	2,805,831	228,931
VIP Investor Freedom 2050 Portfolio	2,851,717	140,654
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in VIP Investment Grade Bond Fund, ("Underlying Fund") for investments and cash and non-taxable exchanges of those investments and cash for shares of VIP Investment Grade Bond Fund II which is an affiliated investment company managed by FMR. Net realized gain (loss) on the redemptions of the Underlying Fund in connection with the reallocation is included in the accompanying Statements of Changes in Net Assets as "Net realized gain (loss)."

Details of these transactions with the net related gain (loss) for the Funds are presented in the accompanying table:

	Value of Investments and Cash reallocated ($)	Net realized Gain (Loss) on redemptions of Underlying Fund ($)
VIP Investor Freedom Income Portfolio	32,004,007	(3,078,835)
VIP Investor Freedom 2005 Portfolio	9,833,586	(849,949)
VIP Investor Freedom 2010 Portfolio	23,637,688	(2,497,171)
VIP Investor Freedom 2015 Portfolio	32,728,190	(3,134,560)
VIP Investor Freedom 2020 Portfolio	57,664,743	(5,837,004)
VIP Investor Freedom 2025 Portfolio	65,850,286	(7,836,810)
VIP Investor Freedom 2030 Portfolio	78,406,222	(10,300,993)
6. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
VIP Investor Freedom Income Portfolio	$1
VIP Investor Freedom 2020 Portfolio	134
VIP Investor Freedom 2025 Portfolio	1
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Investor Freedom Income Portfolio	100%
VIP Investor Freedom 2005 Portfolio	100%
VIP Investor Freedom 2010 Portfolio	100%
VIP Investor Freedom 2015 Portfolio	100%
VIP Investor Freedom 2020 Portfolio	100%
VIP Investor Freedom 2025 Portfolio	100%
VIP Investor Freedom 2030 Portfolio	100%
VIP Investor Freedom 2035 Portfolio	100%
VIP Investor Freedom 2040 Portfolio	100%
VIP Investor Freedom 2045 Portfolio	100%
VIP Investor Freedom 2050 Portfolio	100%
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
9. Proposed Reorganization.
The Board of Trustees of VIP Investor Freedom 2005 Portfolio and VIP Investor Freedom Income Portfolio approved an Agreement and Plan of Reorganization (the Agreement) between VIP Investor Freedom 2005 Portfolio and VIP Investor Freedom Income Portfolio. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of VIP Investor Freedom 2005 Portfolio in exchange for shares of VIP Investor Freedom Income Portfolio equal in value to the net assets of VIP Investor Freedom 2005 Portfolio on the day the reorganization is effective. The reorganization does not require shareholder approval and is expected to become effective during June 2024. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of each of the eleven funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eleven of the funds constituting Variable Insurance Products Fund V, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
VIP Investor Freedom Income Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP Investor Freedom 2005 Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP Investor Freedom 2010 Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP Investor Freedom 2015 Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP Investor Freedom 2020 Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP Investor Freedom 2025 Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP Investor Freedom 2030 Portfolio	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the five years in the period ended December 31, 2023
VIP Investor Freedom 2035 Portfolio	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023
VIP Investor Freedom 2040 Portfolio	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023
VIP Investor Freedom 2045 Portfolio	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023
VIP Investor Freedom 2050 Portfolio	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023	For the period April 13, 2023 (commencement of operations) through December 31, 2023

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President or Director of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

VIP Investor Freedom Income Portfolio℠	-%-D
Actual		$ 1,000	$ 1,035.00	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Investor Freedom 2005 Portfolio℠	-%-D
Actual		$ 1,000	$ 1,034.30	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Investor Freedom 2010 Portfolio℠	-%-D
Actual		$ 1,000	$ 1,038.80	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Investor Freedom 2015 Portfolio℠	-%-D
Actual		$ 1,000	$ 1,043.10	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Investor Freedom 2020 Portfolio℠	-%-D
Actual		$ 1,000	$ 1,046.80	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Investor Freedom 2025 Portfolio℠	-%-D
Actual		$ 1,000	$ 1,049.70	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Investor Freedom 2030 Portfolio℠	-%-D
Actual		$ 1,000	$ 1,052.80	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Investor Freedom 2035 Portfolio℠	-%-D
Actual		$ 1,000	$ 1,058.00	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Investor Freedom 2040 Portfolio℠	-%-D
Actual		$ 1,000	$ 1,063.90	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Investor Freedom 2045 Portfolio℠	-%-D
Actual		$ 1,000	$ 1,065.50	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Investor Freedom 2050 Portfolio℠	-%-D
Actual		$ 1,000	$ 1,064.70	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended December 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

VIP Investor Freedom 2015 Portfolio	$53,830
VIP Investor Freedom 2020 Portfolio	$1,421,628
VIP Investor Freedom 2025 Portfolio	$890,412
VIP Investor Freedom 2035 Portfolio	$75,515
VIP Investor Freedom 2040 Portfolio	$107,673
VIP Investor Freedom 2045 Portfolio	$40,132
VIP Investor Freedom 2050 Portfolio	$36,706
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.

VIP Investor Freedom Income Portfolio	41.12%
VIP Investor Freedom 2005 Portfolio	41.22%
VIP Investor Freedom 2010 Portfolio	38.12%
VIP Investor Freedom 2015 Portfolio	34.28%
VIP Investor Freedom 2020 Portfolio	30.30%
VIP Investor Freedom 2025 Portfolio	27.18%
VIP Investor Freedom 2030 Portfolio	22.80%
VIP Investor Freedom 2035 Portfolio	13.98%
VIP Investor Freedom 2040 Portfolio	7.99%
VIP Investor Freedom 2045 Portfolio	6.57%
VIP Investor Freedom 2050 Portfolio	6.95%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

VIP Investor Freedom Income Portfolio	$1,828,399
VIP Investor Freedom 2005 Portfolio	$524,400
VIP Investor Freedom 2010 Portfolio	$1,397,186
VIP Investor Freedom 2015 Portfolio	$1,953,282
VIP Investor Freedom 2020 Portfolio	$3,451,165
VIP Investor Freedom 2025 Portfolio	$3,687,378
VIP Investor Freedom 2030 Portfolio	$4,884,572
VIP Investor Freedom 2035 Portfolio	$53,156
VIP Investor Freedom 2040 Portfolio	$28,751

VIP Investor Freedom 2045 Portfolio	$6,955
VIP Investor Freedom 2050 Portfolio	$6,797

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

VIP Investor Freedom Income Portfolio
February 2023	0%
December 2023	2%
VIP Investor Freedom 2005 Portfolio
February 2023	0%
December 2023	2%
VIP Investor Freedom 2010 Portfolio
February 2023	0%
December 2023	4%
VIP Investor Freedom 2015 Portfolio
February 2023	0%
December 2023	6%
VIP Investor Freedom 2020 Portfolio
February 2023	0%
December 2023	9%
VIP Investor Freedom 2025 Portfolio
February 2023	0%
December 2023	12%
VIP Investor Freedom 2030 Portfolio
February 2023	0%
December 2023	14%
VIP Investor Freedom 2035 Portfolio
December 2023	19%
VIP Investor Freedom 2040 Portfolio
December 2023	28%
VIP Investor Freedom 2045 Portfolio
December 2023	32%
VIP Investor Freedom 2050 Portfolio
December 2023	31%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Investor Freedom Income Portfolio	12/20/2023	$0.0182	$0.0041
VIP Investor Freedom 2005 Portfolio	12/20/2023	$0.0179	$0.0041
VIP Investor Freedom 2010 Portfolio	12/20/2023	$0.0241	$0.0055
VIP Investor Freedom 2015 Portfolio	12/20/2023	$0.0293	$0.0066
VIP Investor Freedom 2020 Portfolio	12/20/2023	$0.0358	$0.0080
VIP Investor Freedom 2025 Portfolio	12/20/2023	$0.0464	$0.0102
VIP Investor Freedom 2030 Portfolio	12/20/2023	$0.0547	$0.0113
VIP Investor Freedom 2035 Portfolio	12/28/2023	$0.0552	$0.0095
VIP Investor Freedom 2040 Portfolio	12/28/2023	$0.0674	$0.0112
VIP Investor Freedom 2045 Portfolio	12/28/2023	$0.0689	$0.0114
VIP Investor Freedom 2050 Portfolio	12/28/2023	$0.0577	$0.0095

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Investor Freedom Funds
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) for each fund (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contract before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contract. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in that fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds and experience of investment personnel, and also considered FMR's implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the investment adviser, or reports it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board noted that the funds do not pay FMR a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. In its review of each fund's total expense ratio, the Board considered each fund's all-inclusive (subject to certain limited exceptions) fee rate. the Board noted that each fund invests in a class of shares of the underlying Fidelity fund that does not charge a 12b-1 fee. The Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the mapped group that have a similar sales load structure to each fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of each fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to each fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked equal to the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of each fund ranked below or equal to the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.
Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contract should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.814507.118
VIPIFF-ANN-0224
Fidelity® Variable Insurance Products:

VIP Investment Grade Bond Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	6.20%	1.97%	2.33%
Service Class	6.12%	1.87%	2.24%
Service Class 2	6.00%	1.72%	2.08%
Investor Class	6.11%	1.93%	2.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds gained 5.53% in 2023, according to the Bloomberg U.S. Aggregate Bond Index. The strong full-year gain was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The first months of the year saw the bond market start to rebound from the historic downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The index advanced 3.59% in the first four months of 2023 on optimism the central bank would soon be done with its hiking cycle, only to fall back in each of the next six months, as cooling but still-high inflation and a strong labor market suggested it may need to keep raising rates. Bonds saw particularly sharp sell-offs in September (-2.54%) and October (-1.58%) after policymakers explicitly adopted a "higher for longer" message on rates. At its committee meetings in November and December, though, the Fed struck a new, more optimistic tone, and the remarks, which in both months were soon followed by a mild consumer price index report, led to a strong relief rally. The index gained 4.53% in November, its best month since the 1980s, and a further 3.83% in December. For the full 12 months, long-term bonds outperformed short-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets, including corporate bonds and asset-backed securities, outpaced U.S. Treasuries.
Comments from Co-Portfolio Managers Celso Munoz and Ford O'Neil:
For the year, the fund's share classes (excluding sales charges, if any) gained between 6.00% and 6.20%, outpacing the 5.53% advance of the benchmark, the Bloomberg U.S. Aggregate Bond Index. An overweight to asset-backed securities, including collateralized loan obligations and loans backed by airline leases, notably boosted relative performance, given that these securities outperformed the benchmark. Security selection among asset-backed securities also was beneficial. Exposure to commercial mortgage-backed securities and emerging markets debt, two higher-yielding segments that fared better than the benchmark, contributed to the relative result as well. Among corporate securities, an overweight to financials added value. Security selection among corporates was notably favorable, led by individual standouts such as UBS in the financials segment and AB InBev and Hess in the industrials segment. In contrast, an underweight in the investment-grade industrials segment overall, and in technology specifically, detracted from the fund's relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the combined Investments of the Fund and its pro-rata share of investments in Fidelity's Central Funds, other than the Money Market Central Funds.
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (2.8)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (2.8)%
Written options - (0.3)%
Futures and Swaps - (1.5)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional. fidelity.com, as applicable.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 29.7%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
2.55% 12/1/33	8,483,000	6,913,823
3.8% 12/1/57	8,657,000	6,435,116
4.3% 2/15/30	1,940,000	1,899,659
4.75% 5/15/46	10,884,000	9,837,563
Verizon Communications, Inc.:
2.1% 3/22/28	3,395,000	3,071,132
2.55% 3/21/31	3,143,000	2,710,048
3% 3/22/27	735,000	698,784
5.012% 4/15/49	164,000	164,165
		31,730,290
Entertainment - 0.4%
The Walt Disney Co.:
3.8% 3/22/30	13,068,000	12,685,805
4.7% 3/23/50	4,126,000	4,006,727
		16,692,532
Media - 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.4% 4/1/33	1,435,000	1,324,337
4.908% 7/23/25	2,191,000	2,170,171
5.25% 4/1/53	1,091,000	913,761
5.375% 5/1/47	10,656,000	9,055,711
5.5% 4/1/63	1,435,000	1,197,467
6.484% 10/23/45	1,557,000	1,529,930
Discovery Communications LLC:
3.625% 5/15/30	1,973,000	1,788,316
4.65% 5/15/50	5,336,000	4,286,255
Fox Corp.:
4.03% 1/25/24	720,000	719,117
4.709% 1/25/29	1,042,000	1,036,034
5.476% 1/25/39	1,027,000	998,528
5.576% 1/25/49	682,000	657,715
Magallanes, Inc.:
3.638% 3/15/25	1,270,000	1,242,440
3.755% 3/15/27	2,484,000	2,380,121
4.054% 3/15/29	861,000	816,909
4.279% 3/15/32	3,451,000	3,158,369
5.05% 3/15/42	1,789,000	1,577,148
5.141% 3/15/52	2,782,000	2,387,946
Time Warner Cable LLC:
4.5% 9/15/42	525,000	411,986
5.5% 9/1/41	965,000	834,807
5.875% 11/15/40	852,000	771,229
6.55% 5/1/37	11,472,000	11,303,003
7.3% 7/1/38	2,146,000	2,212,911
		52,774,211
Wireless Telecommunication Services - 0.3%
Rogers Communications, Inc.:
3.2% 3/15/27	2,687,000	2,564,752
3.8% 3/15/32	2,344,000	2,157,003
T-Mobile U.S.A., Inc.:
3.75% 4/15/27	3,463,000	3,358,856
3.875% 4/15/30	5,007,000	4,748,147
		12,828,758
TOTAL COMMUNICATION SERVICES		114,025,791
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp.:
3.5% 7/1/27	956,000	928,590
3.6% 7/1/30	1,138,000	1,079,447
		2,008,037
Leisure Products - 0.1%
Hasbro, Inc. 3% 11/19/24	2,495,000	2,435,428
Specialty Retail - 0.3%
AutoNation, Inc. 4.75% 6/1/30	434,000	419,175
AutoZone, Inc.:
3.625% 4/15/25	649,000	637,280
4% 4/15/30	3,015,000	2,896,666
Lowe's Companies, Inc.:
3.35% 4/1/27	384,000	369,865
3.75% 4/1/32	1,183,000	1,107,132
4.45% 4/1/62	4,962,000	4,183,312
4.5% 4/15/30	2,166,000	2,153,420
O'Reilly Automotive, Inc. 4.2% 4/1/30	668,000	643,529
		12,410,379
TOTAL CONSUMER DISCRETIONARY		16,853,844
CONSUMER STAPLES - 1.6%
Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 4.7% 2/1/36	5,260,000	5,242,838
Anheuser-Busch InBev Worldwide, Inc. 3.5% 6/1/30	2,100,000	1,997,911
Molson Coors Beverage Co.:
3% 7/15/26	4,258,000	4,078,068
5% 5/1/42	7,433,000	7,156,385
The Coca-Cola Co.:
3.375% 3/25/27	3,224,000	3,148,593
3.45% 3/25/30	1,970,000	1,891,766
		23,515,561
Food Products - 0.4%
General Mills, Inc. 2.875% 4/15/30	408,000	368,700
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27	5,004,000	4,604,981
3% 5/15/32	4,479,000	3,646,628
3.625% 1/15/32	1,723,000	1,477,080
5.125% 2/1/28	1,885,000	1,874,541
5.5% 1/15/30	717,000	704,651
5.75% 4/1/33	3,880,000	3,843,476
		16,520,057
Tobacco - 0.6%
Altria Group, Inc.:
4.25% 8/9/42	3,140,000	2,550,378
4.5% 5/2/43	2,104,000	1,754,646
4.8% 2/14/29	575,000	573,163
5.375% 1/31/44	1,907,000	1,872,043
5.95% 2/14/49	753,000	766,941
Imperial Tobacco Finance PLC:
4.25% 7/21/25 (b)	8,792,000	8,634,539
6.125% 7/27/27 (b)	1,890,000	1,940,708
Reynolds American, Inc.:
4.45% 6/12/25	824,000	814,373
5.7% 8/15/35	689,000	679,950
6.15% 9/15/43	2,271,000	2,247,100
7.25% 6/15/37	1,681,000	1,824,214
		23,658,055
TOTAL CONSUMER STAPLES		63,693,673
ENERGY - 3.6%
Energy Equipment & Services - 0.0%
Halliburton Co.:
3.8% 11/15/25	34,000	33,318
4.85% 11/15/35	1,223,000	1,203,654
		1,236,972
Oil, Gas & Consumable Fuels - 3.6%
Canadian Natural Resources Ltd.:
3.8% 4/15/24	3,850,000	3,827,466
5.85% 2/1/35	1,417,000	1,442,701
Columbia Pipeline Group, Inc. 4.5% 6/1/25	758,000	748,257
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)	547,000	565,606
6.036% 11/15/33 (b)	1,473,000	1,542,629
6.497% 8/15/43 (b)	440,000	471,213
6.544% 11/15/53 (b)	793,000	873,100
6.714% 8/15/63 (b)	475,000	523,829
DCP Midstream Operating LP:
5.6% 4/1/44	697,000	685,106
6.45% 11/3/36 (b)	1,406,000	1,495,034
Enbridge, Inc. 4.25% 12/1/26	1,006,000	992,448
Energy Transfer LP:
3.75% 5/15/30	1,314,000	1,220,216
3.9% 5/15/24 (c)	751,000	745,292
4.5% 4/15/24	717,000	714,315
4.95% 6/15/28	2,298,000	2,289,009
5% 5/15/50	3,733,000	3,328,233
5.25% 4/15/29	1,165,000	1,173,715
5.4% 10/1/47	766,000	713,745
5.8% 6/15/38	1,282,000	1,285,861
6% 6/15/48	834,000	840,193
6.25% 4/15/49	800,000	827,283
Enterprise Products Operating LP 3.7% 2/15/26	2,725,000	2,683,267
Hess Corp.:
4.3% 4/1/27	2,776,000	2,746,588
5.6% 2/15/41	7,441,000	7,814,284
7.125% 3/15/33	569,000	657,652
7.3% 8/15/31	762,000	878,217
7.875% 10/1/29	2,490,000	2,860,815
Kinder Morgan Energy Partners LP 6.55% 9/15/40	261,000	275,270
Kinder Morgan, Inc. 5.55% 6/1/45	1,383,000	1,330,253
MPLX LP:
4.8% 2/15/29	640,000	635,432
4.875% 12/1/24	1,553,000	1,544,140
4.95% 9/1/32	3,480,000	3,405,143
5.5% 2/15/49	1,917,000	1,853,909
Occidental Petroleum Corp.:
5.55% 3/15/26	3,587,000	3,612,934
6.2% 3/15/40	965,000	996,363
6.45% 9/15/36	2,612,000	2,763,499
6.6% 3/15/46	3,240,000	3,508,078
7.5% 5/1/31	4,360,000	4,889,064
Petroleos Mexicanos:
4.5% 1/23/26	3,020,000	2,814,398
5.95% 1/28/31	2,067,000	1,640,165
6.35% 2/12/48	7,493,000	4,752,735
6.49% 1/23/27	2,174,000	2,027,690
6.5% 3/13/27	2,742,000	2,548,346
6.5% 1/23/29	3,157,000	2,780,133
6.7% 2/16/32	2,866,000	2,371,615
6.75% 9/21/47	6,872,000	4,496,006
6.84% 1/23/30	10,482,000	8,991,460
6.95% 1/28/60	4,473,000	2,940,998
7.69% 1/23/50	9,202,000	6,544,923
Phillips 66 Co. 3.85% 4/9/25	349,000	343,353
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	751,000	691,423
3.6% 11/1/24	789,000	774,347
Sabine Pass Liquefaction LLC 4.5% 5/15/30	4,528,000	4,425,060
The Williams Companies, Inc.:
3.5% 11/15/30	4,829,000	4,421,276
3.9% 1/15/25	690,000	678,936
4.3% 3/4/24	3,094,000	3,086,242
4.55% 6/24/24	7,571,000	7,529,117
4.65% 8/15/32	3,633,000	3,541,462
5.3% 8/15/52	824,000	797,696
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30	577,000	523,013
Western Gas Partners LP:
3.95% 6/1/25	493,000	480,675
4.5% 3/1/28	1,136,000	1,098,787
4.65% 7/1/26	5,141,000	5,050,898
4.75% 8/15/28	656,000	640,356
		144,751,269
TOTAL ENERGY		145,988,241
FINANCIALS - 13.4%
Banks - 5.7%
Bank of America Corp.:
2.299% 7/21/32 (c)	8,618,000	7,036,918
3.419% 12/20/28 (c)	10,766,000	10,140,806
3.5% 4/19/26	2,852,000	2,775,193
3.95% 4/21/25	2,342,000	2,302,297
4.2% 8/26/24	11,341,000	11,234,614
4.25% 10/22/26	2,419,000	2,375,012
4.45% 3/3/26	861,000	851,519
5.015% 7/22/33 (c)	18,422,000	18,223,609
Barclays PLC:
5.088% 6/20/30 (c)	4,171,000	4,038,248
5.2% 5/12/26	3,533,000	3,510,096
5.829% 5/9/27 (c)	1,900,000	1,916,991
6.224% 5/9/34 (c)	1,900,000	1,970,635
BNP Paribas SA 2.219% 6/9/26 (b)(c)	4,281,000	4,086,407
Citigroup, Inc.:
3.352% 4/24/25 (c)	2,815,000	2,793,435
3.875% 3/26/25	5,393,000	5,292,178
4.3% 11/20/26	983,000	963,333
4.412% 3/31/31 (c)	6,030,000	5,767,366
4.45% 9/29/27	9,708,000	9,484,801
4.6% 3/9/26	1,246,000	1,229,962
4.91% 5/24/33 (c)	5,644,000	5,525,845
5.5% 9/13/25	3,136,000	3,150,281
Citizens Financial Group, Inc. 2.638% 9/30/32	2,757,000	2,128,595
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(c)	1,485,000	1,324,798
HSBC Holdings PLC:
4.25% 3/14/24	1,249,000	1,244,262
4.95% 3/31/30	988,000	979,615
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)	2,462,000	2,436,420
5.71% 1/15/26 (b)	7,296,000	7,259,434
JPMorgan Chase & Co.:
2.956% 5/13/31 (c)	2,452,000	2,154,753
3.875% 9/10/24	24,838,000	24,561,230
4.125% 12/15/26	7,993,000	7,834,704
4.493% 3/24/31 (c)	7,267,000	7,085,315
4.586% 4/26/33 (c)	15,530,000	15,004,238
4.912% 7/25/33 (c)	4,507,000	4,456,207
NatWest Group PLC 3.073% 5/22/28 (c)	2,640,000	2,451,645
Rabobank Nederland 4.375% 8/4/25	4,230,000	4,153,492
Santander Holdings U.S.A., Inc. 2.49% 1/6/28 (c)	3,241,000	2,967,063
Societe Generale:
1.038% 6/18/25 (b)(c)	8,981,000	8,775,320
1.488% 12/14/26 (b)(c)	5,527,000	5,086,973
Wells Fargo & Co.:
2.406% 10/30/25 (c)	2,590,000	2,519,461
3.526% 3/24/28 (c)	5,273,000	5,030,540
4.478% 4/4/31 (c)	8,118,000	7,842,365
5.013% 4/4/51 (c)	11,974,000	11,389,512
Westpac Banking Corp. 4.11% 7/24/34 (c)	2,107,000	1,926,284
		233,281,772
Capital Markets - 3.5%
Affiliated Managers Group, Inc. 3.5% 8/1/25	3,145,000	3,049,104
Ares Capital Corp. 3.875% 1/15/26	7,074,000	6,795,655
Blackstone Private Credit Fund:
4.7% 3/24/25	9,007,000	8,852,519
7.05% 9/29/25	4,363,000	4,440,138
Deutsche Bank AG 4.5% 4/1/25	6,790,000	6,663,171
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (c)	5,355,000	4,399,809
3.102% 2/24/33 (c)	2,100,000	1,802,670
3.691% 6/5/28 (c)	23,641,000	22,587,483
3.8% 3/15/30	8,794,000	8,262,604
4.25% 10/21/25	1,288,000	1,264,225
6.75% 10/1/37	1,275,000	1,403,438
Moody's Corp.:
3.25% 1/15/28	1,354,000	1,292,066
3.75% 3/24/25	2,881,000	2,835,492
Morgan Stanley:
3.125% 7/27/26	12,469,000	11,939,718
3.622% 4/1/31 (c)	5,698,000	5,249,148
3.625% 1/20/27	6,245,000	6,054,448
4.431% 1/23/30 (c)	2,495,000	2,430,074
4.889% 7/20/33 (c)	9,357,000	9,123,725
5% 11/24/25	8,309,000	8,296,707
Peachtree Corners Funding Trust 3.976% 2/15/25 (b)	2,838,000	2,790,784
UBS Group AG:
1.494% 8/10/27 (b)(c)	3,309,000	2,989,825
2.593% 9/11/25 (b)(c)	6,006,000	5,875,572
3.75% 3/26/25	2,646,000	2,592,146
3.869% 1/12/29 (b)(c)	2,282,000	2,151,162
4.125% 9/24/25 (b)	2,986,000	2,920,274
4.194% 4/1/31 (b)(c)	5,461,000	5,084,426
4.55% 4/17/26	1,462,000	1,442,896
		142,589,279
Consumer Finance - 2.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	1,641,000	1,583,736
2.45% 10/29/26	2,289,000	2,119,434
3% 10/29/28	2,397,000	2,188,433
3.3% 1/30/32	2,564,000	2,231,525
3.5% 1/15/25	4,712,000	4,605,178
4.45% 4/3/26	1,774,000	1,741,915
4.875% 1/16/24	2,847,000	2,845,180
6.45% 4/15/27 (b)	7,503,000	7,768,733
6.5% 7/15/25	2,058,000	2,084,075
Ally Financial, Inc.:
5.125% 9/30/24	1,214,000	1,204,262
5.8% 5/1/25	2,973,000	2,975,570
7.1% 11/15/27	4,120,000	4,282,118
8% 11/1/31	1,535,000	1,681,593
Capital One Financial Corp.:
2.636% 3/3/26 (c)	2,766,000	2,650,342
3.273% 3/1/30 (c)	3,538,000	3,159,797
3.65% 5/11/27	7,652,000	7,295,982
3.8% 1/31/28	4,006,000	3,803,890
4.985% 7/24/26 (c)	3,566,000	3,524,801
5.247% 7/26/30 (c)	4,600,000	4,519,648
Discover Financial Services:
3.95% 11/6/24	1,616,000	1,588,522
4.1% 2/9/27	1,620,000	1,554,576
4.5% 1/30/26	2,660,000	2,625,642
6.7% 11/29/32	867,000	908,217
Ford Motor Credit Co. LLC:
4.063% 11/1/24	9,996,000	9,820,389
5.584% 3/18/24	3,546,000	3,541,129
Synchrony Financial:
3.95% 12/1/27	4,360,000	4,077,318
4.25% 8/15/24	3,797,000	3,755,246
4.375% 3/19/24	3,104,000	3,092,901
5.15% 3/19/29	4,769,000	4,630,627
		97,860,779
Financial Services - 0.9%
AIG Global Funding 5.9% 9/19/28 (b)	2,307,000	2,376,767
Brixmor Operating Partnership LP:
4.05% 7/1/30	2,875,000	2,686,548
4.125% 6/15/26	2,638,000	2,554,580
4.125% 5/15/29	2,868,000	2,729,340
Corebridge Financial, Inc.:
3.5% 4/4/25	1,148,000	1,119,139
3.65% 4/5/27	3,963,000	3,811,221
3.85% 4/5/29	1,606,000	1,513,335
3.9% 4/5/32	1,912,000	1,728,384
4.35% 4/5/42	435,000	368,685
4.4% 4/5/52	1,286,000	1,077,851
Equitable Holdings, Inc. 4.35% 4/20/28	2,412,000	2,328,810
Jackson Financial, Inc.:
3.125% 11/23/31	436,000	366,966
5.17% 6/8/27	1,735,000	1,731,683
5.67% 6/8/32	1,866,000	1,888,841
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)	3,463,000	3,456,548
Pine Street Trust I 4.572% 2/15/29 (b)	3,240,000	3,080,928
Pine Street Trust II 5.568% 2/15/49 (b)	3,236,000	2,899,184
		35,718,810
Insurance - 0.9%
AIA Group Ltd. 3.375% 4/7/30 (b)	4,177,000	3,848,524
Five Corners Funding Trust II 2.85% 5/15/30 (b)	6,263,000	5,537,938
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)	2,324,000	2,271,179
Marsh & McLennan Companies, Inc. 4.375% 3/15/29	2,258,000	2,246,777
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (b)	3,298,000	2,264,381
MetLife, Inc. 5.375% 7/15/33	6,529,000	6,806,306
Pacific LifeCorp 5.125% 1/30/43 (b)	2,981,000	2,838,923
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)	600,000	573,000
TIAA Asset Management Finance LLC 4.125% 11/1/24 (b)	1,006,000	990,588
Unum Group:
3.875% 11/5/25	2,759,000	2,677,918
4% 6/15/29	2,503,000	2,375,393
5.75% 8/15/42	4,132,000	4,019,539
		36,450,466
TOTAL FINANCIALS		545,901,106
HEALTH CARE - 1.7%
Biotechnology - 0.3%
Amgen, Inc.:
5.15% 3/2/28	2,052,000	2,100,737
5.25% 3/2/30	1,874,000	1,926,465
5.25% 3/2/33	2,115,000	2,168,367
5.6% 3/2/43	2,009,000	2,075,921
5.65% 3/2/53	999,000	1,051,034
5.75% 3/2/63	1,820,000	1,909,442
		11,231,966
Health Care Providers & Services - 1.1%
Centene Corp.:
2.45% 7/15/28	5,569,000	4,969,497
2.625% 8/1/31	2,597,000	2,161,917
3.375% 2/15/30	2,896,000	2,598,379
4.25% 12/15/27	3,262,000	3,143,111
4.625% 12/15/29	5,066,000	4,856,913
Cigna Group:
3.05% 10/15/27	1,816,000	1,722,190
4.375% 10/15/28	3,443,000	3,415,264
4.8% 8/15/38	2,144,000	2,072,938
CVS Health Corp.:
3% 8/15/26	355,000	339,223
3.625% 4/1/27	1,019,000	987,400
4.78% 3/25/38	3,388,000	3,209,732
5% 1/30/29	1,590,000	1,619,174
5.25% 1/30/31	652,000	668,815
HCA Holdings, Inc.:
3.5% 9/1/30	2,160,000	1,958,097
3.625% 3/15/32	487,000	435,463
5.625% 9/1/28	2,246,000	2,300,416
5.875% 2/1/29	2,447,000	2,525,917
Humana, Inc. 3.7% 3/23/29	1,508,000	1,448,595
Sabra Health Care LP 3.2% 12/1/31	5,311,000	4,344,346
Toledo Hospital 5.325% 11/15/28	1,197,000	1,096,751
		45,874,138
Pharmaceuticals - 0.3%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)	2,477,000	2,413,743
Elanco Animal Health, Inc. 6.65% 8/28/28 (c)	757,000	784,396
Mylan NV 4.55% 4/15/28	2,271,000	2,203,512
Utah Acquisition Sub, Inc. 3.95% 6/15/26	1,447,000	1,398,371
Viatris, Inc.:
1.65% 6/22/25	558,000	528,369
2.7% 6/22/30	2,837,000	2,401,568
3.85% 6/22/40	1,236,000	919,317
4% 6/22/50	2,134,000	1,501,091
		12,150,367
TOTAL HEALTH CARE		69,256,471
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.2%
BAE Systems PLC 3.4% 4/15/30 (b)	1,287,000	1,187,536
The Boeing Co.:
5.04% 5/1/27	1,681,000	1,695,672
5.15% 5/1/30	1,681,000	1,711,276
5.705% 5/1/40	1,703,000	1,760,790
5.805% 5/1/50	1,703,000	1,763,544
5.93% 5/1/60	1,680,000	1,739,623
		9,858,441
Building Products - 0.0%
Carrier Global Corp.:
5.9% 3/15/34 (b)	440,000	475,902
6.2% 3/15/54 (b)	456,000	527,123
		1,003,025
Professional Services - 0.0%
Thomson Reuters Corp. 3.85% 9/29/24	587,000	578,230
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
3.375% 7/1/25	3,659,000	3,541,548
4.25% 2/1/24	3,258,000	3,252,785
4.25% 9/15/24	2,024,000	2,001,225
		8,795,558
Transportation Infrastructure - 0.3%
Avolon Holdings Funding Ltd.:
3.95% 7/1/24 (b)	1,186,000	1,170,058
4.25% 4/15/26 (b)	897,000	866,335
4.375% 5/1/26 (b)	2,653,000	2,567,025
5.25% 5/15/24 (b)	2,164,000	2,152,147
6.375% 5/4/28 (b)	3,488,000	3,556,416
		10,311,981
TOTAL INDUSTRIALS		30,547,235
INFORMATION TECHNOLOGY - 1.1%
Electronic Equipment, Instruments & Components - 0.1%
Dell International LLC/EMC Corp.:
5.85% 7/15/25	735,000	742,194
6.02% 6/15/26	888,000	908,965
6.1% 7/15/27	1,349,000	1,402,134
6.2% 7/15/30	1,167,000	1,251,663
		4,304,956
Semiconductors & Semiconductor Equipment - 0.5%
Broadcom, Inc.:
1.95% 2/15/28 (b)	944,000	846,803
2.45% 2/15/31 (b)	8,034,000	6,869,576
2.6% 2/15/33 (b)	8,034,000	6,618,804
3.5% 2/15/41 (b)	6,488,000	5,143,484
		19,478,667
Software - 0.5%
Oracle Corp.:
1.65% 3/25/26	3,687,000	3,439,516
2.3% 3/25/28	5,824,000	5,306,629
2.8% 4/1/27	3,325,000	3,136,275
2.875% 3/25/31	6,114,000	5,416,104
3.6% 4/1/40	3,327,000	2,652,965
		19,951,489
TOTAL INFORMATION TECHNOLOGY		43,735,112
MATERIALS - 0.1%
Chemicals - 0.1%
Celanese U.S. Holdings LLC:
6.35% 11/15/28	1,918,000	2,011,437
6.55% 11/15/30	1,944,000	2,055,055
6.7% 11/15/33	1,136,000	1,232,103
		5,298,595
REAL ESTATE - 3.0%
Equity Real Estate Investment Trusts (REITs) - 2.5%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30	2,366,000	2,368,828
American Homes 4 Rent LP:
2.375% 7/15/31	427,000	352,230
3.625% 4/15/32	1,758,000	1,574,434
Boston Properties, Inc.:
3.25% 1/30/31	2,203,000	1,890,134
4.5% 12/1/28	2,209,000	2,103,883
6.75% 12/1/27	2,669,000	2,794,568
Corporate Office Properties LP:
2% 1/15/29	328,000	273,154
2.25% 3/15/26	945,000	881,065
2.75% 4/15/31	914,000	738,777
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	745,000	651,278
3.5% 8/1/26	775,000	739,598
Healthpeak OP, LLC:
3.25% 7/15/26	325,000	312,464
3.5% 7/15/29	373,000	347,945
Hudson Pacific Properties LP 4.65% 4/1/29	4,395,000	3,565,071
Invitation Homes Operating Partnership LP 4.15% 4/15/32	2,644,000	2,429,597
Kite Realty Group Trust:
4% 3/15/25	3,537,000	3,446,654
4.75% 9/15/30	5,514,000	5,192,185
LXP Industrial Trust (REIT):
2.7% 9/15/30	1,037,000	858,895
4.4% 6/15/24	818,000	809,220
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	3,556,000	2,869,238
3.375% 2/1/31	1,901,000	1,615,129
3.625% 10/1/29	3,357,000	2,959,431
4.5% 1/15/25	1,520,000	1,494,305
4.5% 4/1/27	9,194,000	8,820,187
4.75% 1/15/28	3,623,000	3,482,732
4.95% 4/1/24	769,000	766,863
5.25% 1/15/26	3,228,000	3,209,202
Piedmont Operating Partnership LP 2.75% 4/1/32	834,000	579,519
Realty Income Corp.:
2.2% 6/15/28	453,000	405,826
2.85% 12/15/32	556,000	472,396
3.25% 1/15/31	579,000	526,057
3.4% 1/15/28	904,000	859,000
Retail Opportunity Investments Partnership LP 4% 12/15/24	555,000	543,962
Simon Property Group LP 2.45% 9/13/29	924,000	822,332
SITE Centers Corp.:
3.625% 2/1/25	1,284,000	1,247,497
4.25% 2/1/26	1,677,000	1,634,591
Store Capital Corp.:
2.75% 11/18/30	4,952,000	3,866,377
4.625% 3/15/29	1,018,000	938,823
Sun Communities Operating LP:
2.3% 11/1/28	948,000	829,145
2.7% 7/15/31	2,448,000	2,039,803
Ventas Realty LP:
3% 1/15/30	4,331,000	3,823,128
3.5% 2/1/25	3,658,000	3,573,687
4% 3/1/28	1,273,000	1,216,251
4.125% 1/15/26	884,000	861,792
4.375% 2/1/45	433,000	348,879
4.75% 11/15/30	5,686,000	5,509,219
VICI Properties LP:
4.375% 5/15/25	446,000	438,301
4.75% 2/15/28	3,531,000	3,456,714
4.95% 2/15/30	4,599,000	4,462,502
5.125% 5/15/32	1,205,000	1,174,638
Vornado Realty LP 2.15% 6/1/26	1,069,000	963,905
WP Carey, Inc.:
2.4% 2/1/31	2,157,000	1,822,923
3.85% 7/15/29	724,000	679,306
4% 2/1/25	3,043,000	2,996,399
		102,640,039
Real Estate Management & Development - 0.5%
Brandywine Operating Partnership LP:
3.95% 11/15/27	2,619,000	2,339,282
4.1% 10/1/24	2,878,000	2,821,217
4.55% 10/1/29	3,316,000	2,902,560
7.8% 3/15/28	3,596,000	3,636,452
CBRE Group, Inc. 2.5% 4/1/31	3,160,000	2,673,903
Tanger Properties LP:
2.75% 9/1/31	2,490,000	2,002,121
3.125% 9/1/26	3,468,000	3,235,579
		19,611,114
TOTAL REAL ESTATE		122,251,153
UTILITIES - 1.3%
Electric Utilities - 0.5%
Alabama Power Co. 3.05% 3/15/32	3,742,000	3,319,356
Cleco Corporate Holdings LLC:
3.375% 9/15/29	1,957,000	1,714,827
3.743% 5/1/26	7,482,000	7,217,050
Duke Energy Corp. 2.45% 6/1/30	1,580,000	1,377,414
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)	750,000	623,632
2.775% 1/7/32 (b)	2,595,000	2,072,172
Entergy Corp. 2.8% 6/15/30	1,621,000	1,426,398
Exelon Corp.:
2.75% 3/15/27	829,000	780,718
3.35% 3/15/32	1,006,000	899,212
4.05% 4/15/30	988,000	942,519
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,224,000	1,204,588
		21,577,886
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (b)	854,341	877,297
Independent Power and Renewable Electricity Producers - 0.3%
Emera U.S. Finance LP 3.55% 6/15/26	1,074,000	1,034,779
The AES Corp.:
2.45% 1/15/31	1,088,000	913,964
3.3% 7/15/25 (b)	4,877,000	4,697,129
3.95% 7/15/30 (b)	4,253,000	3,926,778
		10,572,650
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co. 4.05% 4/15/25	7,058,000	6,978,009
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30	449,000	418,649
NiSource, Inc.:
2.95% 9/1/29	4,856,000	4,434,911
3.6% 5/1/30	2,477,000	2,304,690
Puget Energy, Inc.:
4.1% 6/15/30	1,909,000	1,749,073
4.224% 3/15/32	3,417,000	3,090,990
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.7538% 5/15/67 (c)(d)	810,000	724,547
		19,700,869
TOTAL UTILITIES		52,728,702
TOTAL NONCONVERTIBLE BONDS (Cost $1,345,239,093)		1,210,279,923

U.S. Treasury Obligations - 36.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
1.125% 5/15/40	22,865,200	14,735,549
1.75% 8/15/41	80,591,100	56,048,592
1.875% 11/15/51	50,329,100	31,817,428
2% 11/15/41	13,511,200	9,772,925
2% 8/15/51	104,090,400	67,971,844
2.25% 2/15/52	38,732,200	26,849,282
3% 2/15/47	55,093,200	45,040,843
3.375% 8/15/42	58,000,000	51,717,422
3.625% 5/15/53	4,500,000	4,160,391
3.875% 5/15/43	2,096,000	2,002,206
4.125% 8/15/53	126,266,000	127,627,305
4.375% 8/15/43	7,770,000	7,931,470
U.S. Treasury Notes:
1.125% 8/31/28	70,526,300	62,267,009
1.25% 5/31/28	180,752,000	161,469,433
1.25% 9/30/28	15,938,200	14,125,230
1.75% 1/31/29	27,595,700	24,890,028
2.625% 7/31/29	37,400,000	35,021,594
2.875% 5/15/32	88,237,000	81,763,988
3.375% 5/15/33	211,100,000	202,590,020
3.5% 2/15/33	144,500,000	140,125,488
3.75% 5/31/30	37,700,000	37,365,707
3.75% 6/30/30	7,000,000	6,937,109
3.875% 8/15/33	42,294,000	42,241,133
4% 6/30/28	25,000,000	25,118,164
4.125% 7/31/28	25,000,000	25,257,813
4.125% 8/31/30	71,100,000	71,991,527
4.125% 11/15/32	18,600,000	18,906,609
4.375% 11/30/30	65,000,000	66,838,281
4.625% 11/15/26	6,220,000	6,318,159
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,625,656,245)		1,468,902,549

U.S. Government Agency - Mortgage Securities - 23.0%
	Principal Amount (a)	Value ($)
Fannie Mae - 7.5%
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.310% 5.438% 5/1/34 (c)(d)	12,981	12,976
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.420% 4.572% 9/1/33 (c)(d)	30,988	30,967
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.480% 5.73% 7/1/34 (c)(d)	1,487	1,505
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 5.803% 6/1/36 (c)(d)	3,740	3,801
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 7.301% 10/1/33 (c)(d)	1,885	1,898
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 7.103% 7/1/35 (c)(d)	2,023	2,040
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 5.337% 11/1/36 (c)(d)	36,701	37,256
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.700% 5.144% 6/1/42 (c)(d)	25,302	25,887
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.730% 5.105% 5/1/36 (c)(d)	20,700	21,081
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 4.618% 7/1/35 (c)(d)	2,784	2,830
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.780% 4.163% 2/1/36 (c)(d)	11,737	11,991
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 6.05% 7/1/41 (c)(d)	10,990	11,206
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.05% 7/1/41 (c)(d)	19,371	19,780
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.068% 9/1/41 (c)(d)	9,765	9,952
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.820% 4.195% 12/1/35 (c)(d)	12,032	12,224
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.830% 6.08% 10/1/41 (c)(d)	8,286	8,289
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.950% 5.558% 9/1/36 (c)(d)	22,415	22,900
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.950% 5.771% 7/1/37 (c)(d)	8,500	8,718
U.S. TREASURY 1 YEAR INDEX + 1.940% 5.87% 10/1/33 (c)(d)	31,551	31,756
U.S. TREASURY 1 YEAR INDEX + 2.200% 4.583% 3/1/35 (c)(d)	2,817	2,855
U.S. TREASURY 1 YEAR INDEX + 2.220% 4.405% 8/1/36 (c)(d)	36,837	37,405
U.S. TREASURY 1 YEAR INDEX + 2.280% 6.404% 10/1/33 (c)(d)	4,679	4,729
U.S. TREASURY 1 YEAR INDEX + 2.420% 5.703% 5/1/35 (c)(d)	4,716	4,791
1.5% 11/1/35 to 9/1/51	19,405,525	16,141,104
2% 2/1/28 to 3/1/52	64,186,787	54,479,219
2.5% 1/1/28 to 5/1/53	83,500,743	73,087,646
3% 2/1/31 to 6/1/52 (e)(f)	57,318,714	51,823,380
3.5% 9/1/35 to 4/1/52 (e)(f)	35,077,218	32,733,250
4% 7/1/39 to 4/1/52	16,375,252	15,801,385
4.5% to 4.5% 5/1/25 to 11/1/52	14,066,353	13,877,714
5% 9/1/25 to 4/1/53	12,695,033	12,678,542
5.5% 10/1/52 to 9/1/53	8,884,954	8,973,601
6% 10/1/34 to 6/1/53	8,293,587	8,503,321
6.5% 7/1/32 to 9/1/53	15,467,305	15,896,429
7% to 7% 12/1/24 to 8/1/32	30,279	31,221
7.5% to 7.5% 9/1/25 to 11/1/31	42,016	43,528
8% 1/1/30	202	213
8.5% 3/1/25	14	14
TOTAL FANNIE MAE		304,397,404
Freddie Mac - 5.6%
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.370% 5.153% 3/1/36 (c)(d)	24,490	24,607
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.650% 7.426% 4/1/35 (c)(d)	18,838	18,956
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 5.255% 4/1/41 (c)(d)	3,852	3,926
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 6.13% 9/1/41 (c)(d)	13,005	13,214
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 5.213% 5/1/41 (c)(d)	27,909	28,500
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 5.568% 5/1/41 (c)(d)	32,372	33,029
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 5.7% 6/1/41 (c)(d)	27,039	27,596
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 6.16% 6/1/41 (c)(d)	9,724	9,908
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.030% 6.158% 3/1/33 (c)(d)	294	297
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.160% 6.41% 11/1/35 (c)(d)	4,974	5,054
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.680% 8.319% 10/1/35 (c)(d)	3,236	3,321
U.S. TREASURY 1 YEAR INDEX + 2.240% 4.372% 1/1/35 (c)(d)	3,083	3,122
1.5% 7/1/35 to 4/1/51	21,011,717	16,880,728
2% 5/1/35 to 4/1/52	53,825,885	46,079,443
2.5% 1/1/28 to 3/1/52 (e)	39,324,717	34,717,245
3% 12/1/30 to 4/1/52	17,826,668	16,115,478
3.5% 3/1/32 to 3/1/52	28,427,077	26,875,000
4% 5/1/37 to 10/1/52	29,531,669	28,221,660
4.5% 7/1/25 to 10/1/48	7,161,074	7,125,503
5% 1/1/40 to 10/1/53	21,300,008	21,204,842
5.5% 10/1/52 to 10/1/53	22,877,518	23,099,872
6% 4/1/32 to 7/1/53	3,196,282	3,285,939
6.5% 1/1/53 to 10/1/53	4,935,802	5,120,027
7.5% 8/1/26 to 11/1/31	5,490	5,768
8% 4/1/27 to 5/1/27	466	477
8.5% 5/1/27 to 1/1/28	687	704
TOTAL FREDDIE MAC		228,904,216
Ginnie Mae - 4.5%
3% 12/20/42 to 4/20/47	3,559,732	3,280,790
3.5% 12/20/40 to 1/20/50	2,482,528	2,329,120
4% 2/15/40 to 4/20/48	10,006,232	9,720,919
4.5% 5/15/39 to 5/20/41	2,157,498	2,139,172
5% 3/15/39 to 4/20/48	1,200,016	1,218,165
6.5% 4/15/35 to 11/15/35	26,545	27,879
7% 1/15/28 to 7/15/32	136,120	141,069
7.5% to 7.5% 5/15/24 to 10/15/28	20,148	20,596
8% 3/15/30 to 9/15/30	3,570	3,749
2% 11/20/50 to 4/20/51	3,553,915	3,009,272
2% 1/1/54 (g)	13,150,000	11,136,894
2% 1/1/54 (g)	7,800,000	6,605,914
2% 1/1/54 (g)	16,800,000	14,228,123
2% 1/1/54 (g)	12,550,000	10,628,747
2% 1/1/54 (g)	4,625,000	3,916,968
2% 1/1/54 (g)	2,400,000	2,032,589
2% 1/1/54 (g)	2,400,000	2,032,589
2% 1/1/54 (g)	9,650,000	8,172,702
2% 1/1/54 (g)	2,805,000	2,375,588
2.5% 8/20/51 to 12/20/51	10,867,569	9,403,646
2.5% 1/1/54 (g)	12,750,000	11,168,602
2.5% 1/1/54 (g)	16,800,000	14,716,276
2.5% 1/1/54 (g)	3,300,000	2,890,697
3% 1/1/54 (g)	11,700,000	10,599,830
3% 1/1/54 (g)	7,500,000	6,794,763
3% 1/1/54 (g)	5,975,000	5,413,161
3.5% 1/1/54 (g)	5,300,000	4,936,622
3.5% 1/1/54 (g)	5,275,000	4,913,337
3.5% 1/1/54 (g)	3,475,000	3,236,748
4% 1/1/54 (g)	800,000	764,265
5% 1/1/54 (g)	7,800,000	7,752,638
5.5% 1/1/54 (g)	3,025,000	3,043,766
5.5% 1/1/54 (g)	3,075,000	3,094,076
6.5% 1/1/54 (g)	10,975,000	11,232,559
TOTAL GINNIE MAE		182,981,831
Uniform Mortgage Backed Securities - 5.4%
2% 1/1/54 (g)	4,300,000	3,515,989
2% 1/1/54 (g)	38,700,000	31,643,899
2% 1/1/54 (g)	3,700,000	3,025,386
2% 1/1/54 (g)	12,750,000	10,425,315
2% 1/1/54 (g)	3,325,000	2,718,759
2% 1/1/54 (g)	9,500,000	7,767,882
2% 2/1/54 (g)	17,050,000	13,963,948
2.5% 1/1/54 (g)	17,600,000	14,990,251
2.5% 1/1/54 (g)	11,150,000	9,496,665
2.5% 1/1/54 (g)	100,000	85,172
2.5% 1/1/54 (g)	900,000	766,547
3% 1/1/54 (g)	32,650,000	28,900,350
3% 1/1/54 (g)	13,000,000	11,507,031
3% 1/1/54 (g)	4,850,000	4,293,008
3% 1/1/54 (g)	12,050,000	10,666,132
3% 1/1/54 (g)	5,500,000	4,868,359
3% 1/1/54 (g)	3,000,000	2,655,469
3% 1/1/54 (g)	2,925,000	2,589,082
3.5% 1/1/54 (g)	2,900,000	2,662,110
3.5% 1/1/54 (g)	4,425,000	4,062,012
3.5% 1/1/54 (g)	5,050,000	4,635,742
3.5% 1/1/54 (g)	1,825,000	1,675,293
3.5% 2/1/54 (g)	3,300,000	3,032,133
4% 1/1/54 (g)	800,000	757,125
4% 1/1/54 (g)	500,000	473,203
4% 1/1/54 (g)	8,150,000	7,713,207
4.5% 1/1/54 (g)	1,750,000	1,697,773
6.5% 1/1/54 (g)	3,975,000	4,072,509
6.5% 1/1/54 (g)	5,175,000	5,301,945
6.5% 1/1/54 (g)	6,900,000	7,069,260
6.5% 1/1/54 (g)	5,350,000	5,481,238
6.5% 1/1/54 (g)	6,100,000	6,249,636
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		218,762,430
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $956,373,990)		935,045,881

Asset-Backed Securities - 7.2%
	Principal Amount (a)	Value ($)
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	1,251,643	826,092
Series 2019-1 Class A, 3.844% 5/15/39 (b)	642,788	485,987
Series 2019-2:
Class A, 3.376% 10/16/39 (b)	2,208,316	1,959,900
Class B, 4.458% 10/16/39 (b)	713,637	319,359
Series 2021-1A Class A, 2.95% 11/16/41 (b)	2,793,969	2,503,396
Series 2021-2A Class A, 2.798% 1/15/47 (b)	5,413,733	4,650,018
Affirm Asset Securitization Trust Series 2023-X1 Class A, 7.11% 11/15/28 (b)	1,100,000	1,103,264
Aimco Series 2018-BA Class AR, CME Term SOFR 3 Month Index + 1.360% 6.7555% 1/15/32 (b)(c)(d)	1,196,595	1,195,996
AIMCO CLO Ltd. Series 2021-11A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.7944% 10/17/34 (b)(c)(d)	2,370,709	2,368,974
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.250% 6.6674% 4/20/34 (b)(c)(d)	5,797,905	5,766,799
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.9158% 7/20/35 (b)(c)(d)	3,019,149	3,019,300
Allegro CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.400% 6.8174% 7/20/34 (b)(c)(d)	2,835,654	2,827,567
American Express Credit Account Master Trust Series 2023-1 Class A, 4.87% 5/15/28	3,780,000	3,808,881
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)	735,587	649,464
Class B, 4.335% 1/16/40 (b)	268,430	150,328
Ares CLO Series 2019-54A Class A, CME Term SOFR 3 Month Index + 1.580% 6.9755% 10/15/32 (b)(c)(d)	3,103,607	3,103,675
Ares LIX CLO Ltd. Series 2021-59A Class A, CME Term SOFR 3 Month Index + 1.290% 6.6698% 4/25/34 (b)(c)(d)	1,923,930	1,918,718
Ares LV CLO Ltd. Series 2021-55A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7855% 7/15/34 (b)(c)(d)	3,574,230	3,573,018
Ares LVIII CLO LLC Series 2022-58A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.7239% 1/15/35 (b)(c)(d)	4,768,241	4,763,487
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, CME Term SOFR 3 Month Index + 1.330% 6.7255% 4/15/34 (b)(c)(d)	4,022,144	4,012,740
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, CME Term SOFR 3 Month Index + 1.510% 6.9144% 4/17/33 (b)(c)(d)	1,232,474	1,230,565
Babson CLO Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.8055% 10/15/36 (b)(c)(d)	2,392,281	2,389,664
Bank of America Credit Card Master Trust Series 2023-A1 Class A1, 4.79% 5/15/28	2,300,000	2,308,731
Barings CLO Ltd.:
Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.280% 6.6598% 4/25/34 (b)(c)(d)	4,224,812	4,210,684
Series 2021-4A Class A, CME Term SOFR 3 Month Index + 1.480% 6.8974% 1/20/32 (b)(c)(d)	3,831,965	3,832,172
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME Term SOFR 3 Month Index + 1.300% 6.7028% 1/17/35 (b)(c)(d)	4,846,852	4,826,049
BETHP Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7855% 1/15/35 (b)(c)(d)	3,615,104	3,613,307
Blackbird Capital Aircraft:
Series 2016-1A Class A, 4.213% 12/16/41 (b)	2,702,832	2,548,257
Series 2021-1A Class A, 2.443% 7/15/46 (b)	3,994,246	3,443,959
Bristol Park CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.6455% 4/15/29 (b)(c)(d)	3,013,027	3,012,132
Capital One Multi-Asset Execution Trust Series 2023-A1 Class A, 4.42% 5/15/28	300,000	298,882
CarMax Auto Owner Trust Series 2023 2 Class A2A, 5.5% 6/15/26	1,870,470	1,868,547
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A3, 6% 7/17/28	1,737,000	1,786,003
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	2,162,815	1,884,484
Class B, 5.095% 4/15/39 (b)	1,232,658	798,171
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	1,231,316	1,122,537
Series 2021-1A Class A, 3.474% 1/15/46 (b)	661,755	607,405
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.7774% 10/20/32 (b)(c)(d)	2,890,154	2,889,449
Series 2022-15A Class A, CME Term SOFR 3 Month Index + 1.320% 6.7358% 4/20/35 (b)(c)(d)	4,498,016	4,468,217
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7698% 10/25/34 (b)(c)(d)	2,218,566	2,218,431
CEDF Series 2021-6A Class ARR, CME Term SOFR 3 Month Index + 1.310% 6.7274% 4/20/34 (b)(c)(d)	3,494,185	3,476,483
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, CME Term SOFR 3 Month Index + 1.430% 6.8474% 10/20/34 (b)(c)(d)	3,598,073	3,597,861
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	1,211,492	1,174,155
Chesapeake Funding II LLC Series 2023-2A Class A1, 6.16% 10/15/35 (b)	1,144,181	1,156,082
CNH Equipment Trust Series 2023 A Class A2, 5.34% 9/15/26	990,000	988,266
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, CME Term SOFR 3 Month Index + 1.460% 6.8774% 4/20/34 (b)(c)(d)	3,860,350	3,845,013
Columbia Cent Clo 32 Ltd. / Coliseum Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.700% 7.0985% 7/24/34 (b)(c)(d)	4,457,000	4,456,706
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, CME Term SOFR 3 Month Index + 1.570% 6.9874% 1/20/34 (b)(c)(d)	5,052,517	5,050,865
DB Master Finance LLC Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	3,225,235	3,058,716
Discover Card Execution Note Trust Series 2023 A1 Class A, 4.31% 3/15/28 (h)	1,000,000	993,290
Dllaa 2023-1A Series 2023-1A:
Class A2, 5.93% 7/20/26 (b)	600,000	602,571
Class A3, 5.64% 2/22/28 (b)	770,000	782,458
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME Term SOFR 3 Month Index + 1.300% 6.7158% 4/20/35 (b)(c)(d)	2,526,193	2,516,465
Dryden CLO, Ltd.:
Series 2021-76A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.8274% 10/20/34 (b)(c)(d)	2,388,876	2,388,766
Series 2021-83A Class A, CME Term SOFR 3 Month Index + 1.480% 6.8767% 1/18/32 (b)(c)(d)	2,929,325	2,929,422
Dryden Senior Loan Fund:
Series 2020-78A Class A, CME Term SOFR 3 Month Index + 1.440% 6.8444% 4/17/33 (b)(c)(d)	2,441,104	2,434,169
Series 2021-85A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.8055% 10/15/35 (b)(c)(d)	3,177,977	3,177,859
Series 2021-90A Class A1A, CME Term SOFR 3 Month Index + 1.390% 6.7587% 2/20/35 (b)(c)(d)	1,889,869	1,889,765
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.7555% 4/15/31 (b)(c)(d)	1,638,378	1,637,100
Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.8055% 1/15/35 (b)(c)(d)	4,330,149	4,330,101
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, CME Term SOFR 3 Month Index + 1.510% 6.9055% 1/15/34 (b)(c)(d)	1,005,251	1,005,213
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (b)	2,771,000	2,832,827
Flatiron CLO Ltd. Series 2021-1A:
Class A1, CME Term SOFR 3 Month Index + 1.370% 6.7684% 7/19/34 (b)(c)(d)	2,577,919	2,577,816
Class AR, CME Term SOFR 3 Month Index + 1.340% 6.7318% 11/16/34 (b)(c)(d)	3,690,041	3,689,831
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, CME Term SOFR 3 Month Index + 1.560% 6.9287% 11/20/33 (b)(c)(d)	4,601,553	4,600,053
Ford Credit Floorplan Master Owner Trust Series 2023-1 Class A1, 4.92% 5/15/28 (b)	2,100,000	2,105,046
GM Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25	868,047	867,397
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	1,600,000	1,624,648
GM Financial Consumer Automobile Receivables Series 2023 2 Class A3, 4.47% 2/16/28	2,310,000	2,295,449
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	786,000	791,365
Honda Auto Receivables 2023-3 Series 2023-3 Class A3, 5.41% 2/18/28	800,000	810,577
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	1,303,350	1,111,096
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	1,137,225	1,003,010
Invesco CLO Ltd. Series 2021-3A Class A, CME Term SOFR 3 Month Index + 1.390% 6.8035% 10/22/34 (b)(c)(d)	2,531,935	2,526,243
KKR CLO Ltd. Series 2022-41A Class A1, CME Term SOFR 3 Month Index + 1.330% 6.7239% 4/15/35 (b)(c)(d)	5,870,431	5,838,549
Lucali CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.470% 6.8655% 1/15/33 (b)(c)(d)	1,816,635	1,816,631
Madison Park Funding:
Series 2020-19A Class A1R2, CME Term SOFR 3 Month Index + 1.180% 6.5935% 1/22/28 (b)(c)(d)	1,879,435	1,879,435
Series 2024-19A Class AR3, CME Term SOFR 3 Month Index + 1.600% 0% 1/22/37 (b)(c)(d)	1,852,000	1,852,000
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7984% 4/19/34 (b)(c)(d)	4,047,691	4,049,533
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, CME Term SOFR 3 Month Index + 1.360% 6.7735% 1/22/35 (b)(c)(d)	4,115,814	4,101,059
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.7755% 7/15/34 (b)(c)(d)	2,572,810	2,572,833
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, CME Term SOFR 3 Month Index + 1.460% 6.8735% 1/22/31 (b)(c)(d)	1,296,427	1,285,466
Magnetite CLO Ltd. Series 2021-27A Class AR, CME Term SOFR 3 Month Index + 1.400% 6.8174% 10/20/34 (b)(c)(d)	1,041,994	1,041,193
Magnetite IX, Ltd. / Magnetite IX LLC Series 2021-30A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7698% 10/25/34 (b)(c)(d)	4,363,331	4,363,100
Magnetite XXI Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.6974% 4/20/34 (b)(c)(d)	3,374,400	3,363,146
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, CME Term SOFR 3 Month Index + 1.250% 6.6455% 1/15/34 (b)(c)(d)	3,525,408	3,515,875
Merchants Fleet Funding LLC Series 2023-1A Class A, 7.21% 5/20/36 (b)	1,500,000	1,515,763
Milos CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.7474% 10/20/30 (b)(c)(d)	3,316,156	3,316,189
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.7154% 1/25/36 (c)(d)	53,676	52,738
Peace Park CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.8074% 10/20/34 (b)(c)(d)	1,408,460	1,408,405
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	2,640,960	2,328,524
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	2,896,410	2,684,416
Class A2II, 4.008% 12/5/51 (b)	2,587,905	2,221,760
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	2,111,142	1,768,907
Prpm 2023-Rcf2 LLC Series 2023-RCF2 Class A1, 4% 11/25/53 (b)	876,571	828,524
Rockland Park CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.380% 6.7974% 4/20/34 (b)(c)(d)	4,820,896	4,817,671
RR 7 Ltd. Series 2022-7A Class A1AB, CME Term SOFR 3 Month Index + 1.340% 6.7339% 1/15/37 (b)(c)(d)	4,874,693	4,866,932
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)	2,311,543	1,972,001
Class B, 4.335% 3/15/40 (b)	467,753	337,086
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	3,520,000	3,399,173
1.884% 7/15/50 (b)	1,356,000	1,258,353
2.328% 7/15/52 (b)	1,037,000	916,182
SYMP Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.7319% 4/23/35 (b)(c)(d)	5,044,198	5,035,608
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.320% 6.7155% 7/15/32 (b)(c)(d)	580,272	579,791
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, CME Term SOFR 3 Month Index + 1.240% 6.6384% 4/19/34 (b)(c)(d)	4,282,717	4,248,558
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.7574% 4/20/33 (b)(c)(d)	3,959,716	3,953,563
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.3304% 9/25/34 (c)(d)	3,946	3,857
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	1,700,000	1,707,034
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(c)	2,625,325	2,274,231
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	3,477,378	2,929,934
Toyota Lease Owner Trust Series 2023 A:
Class A2, 5.3% 8/20/25 (b)	1,484,173	1,481,876
Class A3, 4.93% 4/20/26 (b)	1,864,000	1,860,684
Upstart Securitization Trust 3.12% 3/20/32 (b)	442,100	436,572
Verizon Master Trust Series 2023 2 Class A, 4.89% 4/13/28	1,100,000	1,096,507
Voya CLO Ltd. Series 2019-2A Class A, CME Term SOFR 3 Month Index + 1.530% 6.9474% 7/20/32 (b)(c)(d)	3,719,561	3,719,557
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.8184% 7/19/34 (b)(c)(d)	2,363,896	2,363,773
Series 2021-3A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.8274% 10/20/34 (b)(c)(d)	4,837,926	4,837,805
Voya CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.8055% 7/16/34 (b)(c)(d)	2,387,172	2,387,098
Wheels Fleet Lease Funding 1 L Series 2023-2A Class A, 6.46% 8/18/38 (b)	4,300,000	4,352,437
Willis Engine Structured Trust Vi Series 2023-A Class A, 8% 10/15/48 (b)	1,488,636	1,480,598
World Omni Auto Receivables Trust:
Series 2023 B:
Class A2A, 5.25% 11/16/26	922,505	920,658
Class A3, 4.66% 5/15/28	1,974,000	1,963,899
Series 2023-C Class A3, 5.15% 11/15/28	965,000	973,009
TOTAL ASSET-BACKED SECURITIES (Cost $301,608,681)		294,669,786

Collateralized Mortgage Obligations - 1.3%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.6%
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)	2,708,428	2,465,411
BRAVO Residential Funding Trust sequential payer Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)	4,271,290	3,824,461
Bravo Residential Funding Trust 2023- sequential payer Series 2023-RPL1 Class A1, 5% 5/25/63 (b)	2,096,282	2,065,386
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	974,752	930,040
CFMT Series 2022-HB10 Class A, 3.25% 11/25/35 (b)	3,744,598	3,627,951
Cfmt 2022-Ebo2 sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	330,936	327,530
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	2,587,313	2,540,483
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	2,552,891	2,481,229
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)	1,496,120	1,357,782
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	491,386	469,478
Preston Ridge Partners Mortgage Trust Series 2021-2 Class A1, 2.115% 3/25/26 (b)	2,298,207	2,227,331
RMF Buyout Issuance Trust sequential payer Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	730,806	710,828
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, CME TERM SOFR 6 MONTH INDEX + 1.300% 6.5595% 7/20/34 (c)(d)	949	850
Towd Point Mortgage Trust sequential payer Series 2022-K147 Class A2, 3.75% 7/25/62 (b)	1,421,622	1,322,683
TOTAL PRIVATE SPONSOR		24,351,443
U.S. Government Agency - 0.7%
Fannie Mae:
planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	789	786
Series 1999-57 Class PH, 6.5% 12/25/29	27,920	28,250
Series 2021-45 Class DA, 3% 7/25/51	685,108	612,546
Series 2021-69 Class JK, 1.5% 10/25/51	392,272	324,550
Series 2022-2 Class TH, 2.5% 2/25/52	248,595	225,702
sequential payer:
Series 2020-101 Class BA, 1.5% 9/25/45	644,343	553,972
Series 2020-43 Class MA, 2% 1/25/45	736,991	659,987
Series 2020-49 Class JA, 2% 8/25/44	96,626	87,061
Series 2020-80 Class BA, 1.5% 3/25/45	922,346	796,642
Series 2021-68 Class A, 2% 7/25/49	197,406	158,276
Series 2021-85 Class L, 2.5% 8/25/48	107,746	95,314
Series 2021-95:
Class 0, 2.5% 9/25/48	814,823	718,050
Class BA, 2.5% 6/25/49	1,238,330	1,090,073
Series 2021-96 Class HA, 2.5% 2/25/50	174,005	151,324
Series 2022-1 Class KA, 3% 5/25/48	416,917	379,626
Series 2022-11 Class B, 3% 6/25/49	469,275	433,514
Series 2022-13:
Class HA, 3% 8/25/46	385,861	358,746
Class JA, 3% 5/25/48	446,437	408,856
Series 2022-25 Class AB, 4% 9/25/47	611,237	591,882
Series 2022-3:
Class D, 2% 2/25/48	1,226,946	1,078,752
Class N, 2% 10/25/47	3,391,210	2,906,319
Series 2022-30 Class E, 4.5% 7/25/48	1,194,755	1,169,351
Series 2022-4 Class B, 2.5% 5/25/49	127,621	112,644
Series 2022-42 Class BA, 4% 6/25/50	1,243,221	1,180,691
Series 2022-49 Class TC, 4% 12/25/48	385,903	376,024
Series 2022-5:
Class 0, 2.5% 6/25/48	497,099	440,683
Class DA, 2.25% 11/25/47	1,446,592	1,271,809
Series 2022-7:
Class A, 3% 5/25/48	594,273	541,170
Class E, 2.5% 11/25/47	1,217,620	1,091,967
Series 2020-45 Class JL, 3% 7/25/40	39,996	36,569
Series 2021-59 Class H, 2% 6/25/48	111,476	91,648
Series 2021-66:
Class DA, 2% 1/25/48	119,958	99,038
Class DM, 2% 1/25/48	127,481	105,250
Freddie Mac:
planned amortization class:
Series 2021-5141 Class JM, 1.5% 4/25/51	288,327	239,157
Series 2021-5148:
Class AD, 1.5% 10/25/51	386,817	321,745
Class PC, 1.5% 10/25/51	385,103	317,102
sequential payer:
Series 2020-4993 Class LA, 2% 8/25/44	703,990	635,827
Series 2020-5018:
Class LC, 3% 10/25/40	269,015	245,161
Class LY, 3% 10/25/40	204,465	186,375
Series 2021-5169 Class TP, 2.5% 6/25/49	365,192	318,471
Series 2021-5175 Class CB, 2.5% 4/25/50	620,312	541,440
Series 2021-5180 Class KA, 2.5% 10/25/47	126,195	112,480
Series 2022-5189:
Class DA, 2.5% 5/25/49	302,145	265,634
Class TP, 2.5% 5/25/49	281,372	246,406
Series 2022-5190:
Class BA, 2.5% 11/25/47	306,044	270,734
Class CA, 2.5% 5/25/49	235,840	207,173
Series 2022-5191 Class CA, 2.5% 4/25/50	149,029	127,200
Series 2022-5197:
Class A, 2.5% 6/25/49	235,840	206,496
Class DA, 2.5% 11/25/47	232,404	205,638
Series 2022-5198 Class BA, 2.5% 11/25/47	1,098,095	980,007
Series 2022-5202 Class LB, 2.5% 10/25/47	248,080	218,965
Series 2020-5041 Class LB, 3% 11/25/40	458,314	417,563
Series 2021-5083 Class VA, 1% 8/15/38	1,384,374	1,293,567
Series 2021-5176 Class AG, 2% 1/25/47	468,236	404,773
Series 2021-5182 Class A, 2.5% 10/25/48	818,238	719,105
Series 2022-5210 Class AB, 3% 1/25/42	691,253	641,846
Series 2022-5236 Class P, 5% 4/25/48	450,286	451,292
Series 2022-5266 Class CD, 4.5% 10/25/44	1,203,443	1,189,212
Freddie Mac Multi-family Structured pass-thru certificates:
planned amortization class Series 20XX-5165 Class PC, 1.5% 11/25/51	492,968	410,585
sequential payer:
Series 2021-5159:
Class EA, 2.5% 8/25/48	359,105	313,909
Class GC, 2% 11/25/47	100,979	87,745
Series 2021-5164 Class M, 2.5% 7/25/48	366,532	320,461
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2007-35 Class SC, 39.510% x CME Term SOFR 1 Month Index 7.3636% 6/16/37 (c)(d)(i)	6,263	7,250
TOTAL U.S. GOVERNMENT AGENCY		30,080,391
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $55,149,957)		54,431,834

Commercial Mortgage Securities - 6.7%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX:
Class A, CME Term SOFR 1 Month Index + 1.150% 6.512% 1/15/39 (b)(c)(d)	2,741,961	2,680,188
Class B, CME Term SOFR 1 Month Index + 1.550% 6.912% 1/15/39 (b)(c)(d)	618,000	601,616
Class C, CME Term SOFR 1 Month Index + 2.150% 7.512% 1/15/39 (b)(c)(d)	437,000	421,958
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	2,189,000	1,987,230
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	491,000	405,665
Class CNM, 3.7186% 11/5/32 (b)(c)	248,000	184,687
BANK:
sequential payer:
Series 2018-BN10:
Class A4, 3.428% 2/15/61	1,345,197	1,265,891
Class A5, 3.688% 2/15/61	218,564	207,087
Series 2018-BN14 Class A4, 4.231% 9/15/60	1,000,000	965,184
Series 2019-BN19 Class ASB, 3.071% 8/15/61	840,000	790,184
Series 2019-BN21 Class A5, 2.851% 10/17/52	373,546	328,492
Series 2019-BN23 Class ASB, 2.846% 12/15/52	200,000	188,089
Series 2021-BN35 Class ASB, 2.067% 6/15/64	700,000	615,057
Series 2023-5YR1:
Class A2, 5.779% 4/15/56	700,000	713,704
Class A3, 6.26% 4/15/56	2,100,000	2,178,868
Series 2021-BN33 Class XA, 1.0533% 5/15/64 (c)(h)	13,417,262	699,771
Bank5 2023-5Yr3 sequential payer Series 2023-5YR3 Class A3, 6.724% 9/15/56	800,000	853,226
Bbcms Mortgage Trust 2023-C21 sequential payer Series 2023-C21 Class A3, 6.2962% 9/15/56 (c)	1,817,000	1,929,827
Benchmark 2023-V3 Mtg Trust sequential payer Series 2023-V3 Class A3, 6.3629% 7/15/56	600,000	629,085
Benchmark 2023-V4 Mtg Trust sequential payer Series 2023-V4 Class A3, 6.8409% 11/15/56	2,300,000	2,461,533
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	778,315	744,366
Series 2019-B10 Class A4, 3.717% 3/15/62	721,545	673,842
Series 2018-B8 Class A5, 4.2317% 1/15/52	5,335,798	5,038,685
Series 2021-B27 Class XA, 1.2602% 7/15/54 (c)(h)	2,773,297	171,347
Bmo 2023-5C1 Mtg Trust sequential payer Series 2023-5C1 Class A3, 6.534% 8/15/56	1,100,000	1,159,707
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.2598% 4/15/37 (b)(c)(d)	8,749,555	8,623,330
Class B, CME Term SOFR 1 Month Index + 2.440% 7.8088% 4/15/37 (b)(c)(d)	2,324,753	2,259,472
BX Commercial Mortgage Trust floater:
Series 2021-PAC:
Class A, CME Term SOFR 1 Month Index + 0.800% 6.1656% 10/15/36 (b)(c)(d)	5,017,787	4,912,384
Class B, CME Term SOFR 1 Month Index + 1.010% 6.3753% 10/15/36 (b)(c)(d)	733,467	710,357
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5751% 10/15/36 (b)(c)(d)	981,551	944,807
Class D, CME Term SOFR 1 Month Index + 1.410% 6.7748% 10/15/36 (b)(c)(d)	952,598	910,994
Class E, CME Term SOFR 1 Month Index + 2.060% 7.424% 10/15/36 (b)(c)(d)	3,312,521	3,168,879
Series 2021-VINO Class A, CME Term SOFR 1 Month Index + 0.760% 6.1288% 5/15/38 (b)(c)(d)	340,123	334,682
Series 2022-LP2:
Class A, CME Term SOFR 1 Month Index + 1.010% 6.3747% 2/15/39 (b)(c)(d)	4,561,099	4,478,178
Class B, CME Term SOFR 1 Month Index + 1.310% 6.6741% 2/15/39 (b)(c)(d)	1,625,174	1,586,429
Class C, CME Term SOFR 1 Month Index + 1.560% 6.9235% 2/15/39 (b)(c)(d)	1,625,174	1,578,273
Class D, CME Term SOFR 1 Month Index + 1.960% 7.3226% 2/15/39 (b)(c)(d)	1,625,174	1,568,080
Bx Commercial Mortgage Trust 2:
floater Series 2019-IMC:
Class B, CME Term SOFR 1 Month Index + 1.340% 6.7083% 4/15/34 (b)(c)(d)	1,864,321	1,847,902
Class C, CME Term SOFR 1 Month Index + 1.640% 7.0083% 4/15/34 (b)(c)(d)	1,232,474	1,218,813
Class D, CME Term SOFR 1 Month Index + 1.940% 7.3083% 4/15/34 (b)(c)(d)	1,293,785	1,276,497
floater sequential payer Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.4083% 4/15/34 (b)(c)(d)	5,401,930	5,366,653
BX Commercial Mortgage Trust 2023-Xl3 floater Series 2023-XL3:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.1214% 12/9/40 (b)(c)(d)	2,584,000	2,585,600
Class B, CME Term SOFR 1 Month Index + 2.190% 7.5508% 12/9/40 (b)(c)(d)	571,000	570,818
Class C, CME Term SOFR 1 Month Index + 2.640% 8.0002% 12/9/40 (b)(c)(d)	309,000	308,901
BX Trust:
floater:
Series 2019-XL:
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5563% 10/15/36 (b)(c)(d)	4,508,712	4,485,786
Class C, CME Term SOFR 1 Month Index + 1.360% 6.7263% 10/15/36 (b)(c)(d)	1,877,095	1,866,357
Class D, CME Term SOFR 1 Month Index + 1.560% 6.9263% 10/15/36 (b)(c)(d)	2,998,333	2,979,276
Class E, CME Term SOFR 1 Month Index + 1.910% 7.2763% 10/15/36 (b)(c)(d)	3,735,372	3,709,257
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.1124% 10/15/26 (b)(c)(d)	1,032,312	1,012,892
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.5268% 8/15/39 (b)(c)(d)	2,303,000	2,305,165
Series 2022-IND:
Class A, CME Term SOFR 1 Month Index + 1.490% 6.8528% 4/15/37 (b)(c)(d)	3,651,872	3,624,383
Class B, CME Term SOFR 1 Month Index + 1.940% 7.3018% 4/15/37 (b)(c)(d)	1,861,701	1,846,520
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6518% 4/15/37 (b)(c)(d)	420,323	416,104
Class D, CME Term SOFR 1 Month Index + 2.830% 8.2008% 4/15/37 (b)(c)(d)	351,957	347,542
floater sequential payer Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.3963% 10/15/36 (b)(c)(d)	2,421,307	2,415,150
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class A, CME Term SOFR 1 Month Index + 1.110% 6.729% 12/15/37 (b)(c)(d)	300,000	297,924
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (b)	5,401,623	4,829,404
COMM Mortgage Trust:
sequential payer:
Series 2014-CR18 Class A5, 3.828% 7/15/47	717,571	709,553
Series 2015 LC19 Class A3, 2.922% 2/10/48	3,004,392	2,932,135
Series 2014-CR14 Class AM, 4.526% 2/10/47 (c)	4,110,694	3,926,756
COMM Trust sequential payer Series 2017-COR2 Class ASB, 3.317% 9/10/50	522,346	505,441
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, CME Term SOFR 1 Month Index + 1.020% 6.389% 5/15/36 (b)(c)(d)	493,772	493,781
Class B, CME Term SOFR 1 Month Index + 1.270% 6.639% 5/15/36 (b)(c)(d)	2,354,143	2,348,040
Class C, CME Term SOFR 1 Month Index + 1.470% 6.839% 5/15/36 (b)(c)(d)	1,760,620	1,755,485
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	1,072,652	992,331
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	2,090,266	2,083,472
Class B, 4.5349% 4/15/36 (b)	642,635	638,870
Class C, 4.782% 4/15/36 (b)(c)	526,890	522,949
Class D, 4.782% 4/15/36 (b)(c)	862,334	854,515
DTP Commercial Mortgage Trust 2023-Ste2 sequential payer Series 2023-STE2 Class A, 6.038% 1/15/41 (b)(c)	775,000	764,187
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1775% 11/15/38 (b)(c)(d)	6,763,069	6,635,724
Class B, CME Term SOFR 1 Month Index + 1.230% 6.5967% 11/15/38 (b)(c)(d)	898,954	880,899
Extended Stay America Trust floater Series 2021-ESH:
Class A, CME Term SOFR 1 Month Index + 1.190% 6.5565% 7/15/38 (b)(c)(d)	2,095,573	2,075,858
Class B, CME Term SOFR 1 Month Index + 1.490% 6.8565% 7/15/38 (b)(c)(d)	1,192,936	1,174,207
Class C, CME Term SOFR 1 Month Index + 1.810% 7.1765% 7/15/38 (b)(c)(d)	880,234	865,861
Class D, CME Term SOFR 1 Month Index + 2.360% 7.7265% 7/15/38 (b)(c)(d)	1,772,603	1,741,434
Freddie Mac:
sequential payer:
Series 2015-K049 Class A2, 3.01% 7/25/25	323,000	314,115
Series 2016-K054 Class A2, 2.745% 1/25/26	1,736,961	1,674,223
Series 2020-K117 Class A2, 1.406% 8/25/30	1,300,000	1,080,191
Series 2021-K126 Class A2, 2.074% 1/25/31	2,700,000	2,325,164
Series 2021-K127 Class A2, 2.108% 1/25/31	2,500,000	2,155,514
Series 2021-K136 Class A2, 2.127% 11/25/31	1,100,000	934,949
Series 2022-150 Class A2, 3.71% 9/25/32	1,200,000	1,138,843
Series 2022-K141 Class A2, 2.25% 2/25/32	703,000	601,178
Series 2022-K142 Class A2, 2.4% 3/25/32	1,600,000	1,381,863
Series 2022-K143 Class A2, 2.35% 3/25/32	300,000	257,756
Series 2022-K144 Class A2, 2.45% 4/25/32	2,618,000	2,264,348
Series 2022-K145 Class A2, 2.58% 5/25/32	732,000	638,826
Series 2022-K146 Class A2, 2.92% 6/25/32	1,527,000	1,367,622
Series 2022-K147 Class A2, 3% 6/25/32	1,888,000	1,700,751
Series 2022-K149 Class A2, 3.53% 8/25/32	1,100,000	1,030,574
Series 2022-K750 Class A2, 3% 9/25/29	11,081,000	10,364,185
Series 2023-154 Class A2, 4.35% 1/25/33	520,000	516,910
Series 2023-155 Class A2, 4.25% 4/25/33	350,000	345,290
Series 2023-157 Class A2, 4.2% 5/25/33	400,000	393,079
Series 2023-158 Class A2, 4.05% 7/25/33	1,040,000	1,009,927
Series 2023-K-153 Class A2, 3.82% 12/25/32	2,050,000	1,958,734
Series 2023-K751 Class A2, 4.412% 3/25/30	500,000	500,523
Series 2023-K754 Class A2, 4.94% 11/25/30	700,000	721,216
Series K058 Class A2, 2.653% 8/25/26	2,700,000	2,577,221
Series 2022 K748 Class A2, 2.26% 1/25/29	1,700,000	1,541,987
Series K047 Class A2, 3.329% 5/25/25	2,827,416	2,768,343
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, CME Term SOFR 1 Month Index + 2.060% 7.4265% 9/15/31 (b)(c)(d)	1,231,969	1,220,628
Series 2021-IP:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.4265% 10/15/36 (b)(c)(d)	3,667,747	3,536,560
Class B, CME Term SOFR 1 Month Index + 1.260% 6.6265% 10/15/36 (b)(c)(d)	544,915	511,257
Class C, CME Term SOFR 1 Month Index + 1.660% 7.0265% 10/15/36 (b)(c)(d)	449,243	415,949
sequential payer:
Series 2015-GC34 Class A3, 3.244% 10/10/48	178,110	171,837
Series 2017-GS6 Class A2, 3.164% 5/10/50	285,776	267,648
Series 2018-GS10:
Class A4, 3.89% 7/10/51	600,000	570,657
Class A5, 4.155% 7/10/51	300,000	282,415
Class AAB, 4.106% 7/10/51	178,711	174,212
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.8506% 8/15/39 (b)(c)(d)	6,086,000	6,105,072
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME Term SOFR 1 Month Index + 0.590% 5.9583% 4/15/37 (b)(c)(d)	1,439,036	1,323,913
JPMBB Commercial Mortgage Securities Trust Series 2013-C17 Class A/S, 4.4584% 1/15/47	3,619,758	3,521,924
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class ASB, 3.4743% 12/15/49	2,192,194	2,126,594
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	277,000	243,165
Class CFX, 4.9498% 7/5/33 (b)	505,398	387,847
Class DFX, 5.3503% 7/5/33 (b)	715,868	513,455
Class EFX, 5.3635% 7/5/33 (b)(c)	870,282	576,671
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6571% 5/15/39 (b)(c)(d)	5,702,564	5,574,256
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1557% 5/15/39 (b)(c)(d)	4,064,838	3,962,866
Class C, CME Term SOFR 1 Month Index + 2.090% 7.4549% 5/15/39 (b)(c)(d)	2,311,651	2,247,863
Class D, CME Term SOFR 1 Month Index + 2.540% 7.9037% 5/15/39 (b)(c)(d)	2,054,528	1,932,118
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1765% 3/15/38 (b)(c)(d)	3,052,860	2,985,699
Class B, CME Term SOFR 1 Month Index + 0.990% 6.3565% 3/15/38 (b)(c)(d)	982,134	957,441
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5765% 3/15/38 (b)(c)(d)	617,740	598,327
Class D, CME Term SOFR 1 Month Index + 1.510% 6.8765% 3/15/38 (b)(c)(d)	859,367	826,961
Class E, CME Term SOFR 1 Month Index + 1.860% 7.2265% 3/15/38 (b)(c)(d)	751,109	717,122
Morgan Stanley Capital I Trust:
floater Series 2018-BOP:
Class B, CME Term SOFR 1 Month Index + 1.290% 6.659% 8/15/33 (b)(c)(d)	1,961,058	1,328,593
Class C, CME Term SOFR 1 Month Index + 1.540% 6.909% 8/15/33 (b)(c)(d)	4,723,251	2,633,332
sequential payer:
Series 2017-HR2 Class A3, 3.33% 12/15/50	495,497	463,944
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	4,757,881	4,386,127
Series 2018-H4 Class A4, 4.31% 12/15/51	4,407,809	4,246,788
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(c)	687,483	611,815
Class C, 3.1771% 11/10/36 (b)(c)	659,666	569,750
Natixis Commercial Mortgage Securities Trust sequential payer Series 2020-2PAC Class A, 2.966% 12/15/38 (b)	2,402,749	2,139,144
NJ Trust 2023-GSP sequential payer Series 2023-GSP Class A, 6.6968% 1/6/29 (b)(c)	1,100,000	1,147,901
Open Trust 2023-Air sequential payer Series 2023-AIR:
Class A, CME Term SOFR 1 Month Index + 3.080% 8.4509% 10/15/28 (b)(c)(d)	2,295,990	2,300,688
Class B, CME Term SOFR 1 Month Index + 3.830% 9.1998% 10/15/28 (b)(c)(d)	1,383,519	1,374,306
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9605% 10/15/36 (b)(c)(d)	6,544,456	6,392,620
Prima Capital Ltd. floater sequential payer Series 2021-9A Class A, CME Term SOFR 1 Month Index + 1.560% 6.9202% 12/15/37 (b)(c)(d)	257,834	257,832
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	1,609,044	1,639,406
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 7.3618% 2/15/39 (b)(c)(d)	1,190,000	1,129,618
Class C, CME Term SOFR 1 Month Index + 2.650% 8.0118% 2/15/39 (b)(c)(d)	619,000	579,885
SREIT Trust floater:
Series 2021-FLWR Class A, CME Term SOFR 1 Month Index + 0.690% 6.053% 7/15/36 (b)(c)(d)	1,392,068	1,366,312
Series 2021-MFP:
Class A, CME Term SOFR 1 Month Index + 0.840% 6.2071% 11/15/38 (b)(c)(d)	6,279,168	6,174,835
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5561% 11/15/38 (b)(c)(d)	2,505,826	2,455,499
Class C, CME Term SOFR 1 Month Index + 1.440% 6.8053% 11/15/38 (b)(c)(d)	1,556,296	1,521,133
Class D, CME Term SOFR 1 Month Index + 1.690% 7.0545% 11/15/38 (b)(c)(d)	1,022,863	997,186
UBS Commercial Mortgage Trust sequential payer Series 2018-C9 Class A4, 4.117% 3/15/51	300,000	281,582
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	3,269,943	2,654,396
Series 2020-LAB Class B, 2.453% 10/10/42 (b)	256,512	207,832
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, CME Term SOFR 1 Month Index + 1.310% 6.6765% 5/15/31 (b)(c)(d)	2,496,000	2,424,437
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	1,900,655	1,843,877
Series 2016-LC25 Class A3, 3.374% 12/15/59	969,793	928,308
Series 2021-C61 Class ASB, 2.525% 11/15/54	200,000	179,835
Series 2018-C48 Class A5, 4.302% 1/15/52	1,574,228	1,519,754
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $281,791,121)		271,256,120

Foreign Government and Government Agency Obligations - 0.2%
	Principal Amount (a)	Value ($)
Emirate of Abu Dhabi 3.875% 4/16/50 (b)	3,236,000	2,707,399
Kingdom of Saudi Arabia:
3.25% 10/22/30 (b)	1,788,000	1,655,956
4.5% 4/22/60 (b)	1,363,000	1,176,865
State of Qatar 4.4% 4/16/50 (b)	4,036,000	3,723,493
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,033,582)		9,263,713

Bank Notes - 0.2%
	Principal Amount (a)	Value ($)
Discover Bank 5.974% 8/9/28 (c)	1,567,000	1,509,319
KeyBank NA 6.95% 2/1/28	800,000	814,281
Regions Bank 6.45% 6/26/37	4,383,000	4,454,577
TOTAL BANK NOTES (Cost $8,511,700)		6,778,177

Fixed-Income Funds - 1.7%
	Shares	Value ($)
Fidelity Specialized High Income Central Fund (j) (Cost $75,711,129)	821,065	71,071,422

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (k) (Cost $75,334,895)	75,320,191	75,335,255

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (a)	Value ($)
Put Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay annually a fixed rate of 2.8625% and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring April 2033	4/05/28	4,800,000	234,904

Call Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive annually a fixed rate of 2.8625% and pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring April 2033	4/05/28	4,800,000	137,488

TOTAL PURCHASED SWAPTIONS (Cost $390,672)			372,392

TOTAL INVESTMENT IN SECURITIES - 108.0% (Cost $4,737,801,065)	4,397,407,052
NET OTHER ASSETS (LIABILITIES) - (8.0)%	(324,395,598)
NET ASSETS - 100.0%	4,073,011,454

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
3.5% 1/1/54	(2,900,000)	(2,701,169)
4% 1/1/54	(800,000)	(764,265)
6.5% 1/1/54	(10,975,000)	(11,232,559)

TOTAL GINNIE MAE		(14,697,993)

Uniform Mortgage Backed Securities
2% 1/1/54	(1,600,000)	(1,308,275)
2% 1/1/54	(1,400,000)	(1,144,741)
2% 1/1/54	(17,050,000)	(13,941,304)
2% 1/1/54	(1,900,000)	(1,553,576)
2% 1/1/54	(4,800,000)	(3,924,825)
2% 1/1/54	(1,000,000)	(817,672)
2.5% 1/1/54	(2,000,000)	(1,703,438)
2.5% 1/1/54	(3,500,000)	(2,981,016)
2.5% 1/1/54	(2,800,000)	(2,384,813)
3% 1/1/54	(4,300,000)	(3,806,172)
3% 1/1/54	(3,300,000)	(2,921,015)
3% 1/1/54	(2,800,000)	(2,478,437)
3% 1/1/54	(8,000,000)	(7,081,250)
3.5% 1/1/54	(2,900,000)	(2,662,110)
3.5% 1/1/54	(1,400,000)	(1,285,156)
3.5% 1/1/54	(600,000)	(550,781)
3.5% 1/1/54	(900,000)	(826,172)
3.5% 1/1/54	(1,400,000)	(1,285,156)
3.5% 1/1/54	(3,300,000)	(3,029,297)
3.5% 1/1/54	(1,400,000)	(1,285,156)
4% 1/1/54	(800,000)	(757,125)
4% 1/1/54	(3,500,000)	(3,312,420)
4% 1/1/54	(8,650,000)	(8,186,410)
4% 1/1/54	(300,000)	(283,922)
4.5% 1/1/54	(2,000,000)	(1,940,312)
4.5% 1/1/54	(725,000)	(703,363)
4.5% 1/1/54	(2,159,000)	(2,094,566)
4.5% 1/1/54	(2,141,000)	(2,077,104)
4.5% 1/1/54	(1,000,000)	(970,156)
4.5% 1/1/54	(2,300,000)	(2,231,358)
5% 1/1/54	(10,600,000)	(10,493,995)
5% 1/1/54	(700,000)	(693,000)
5% 1/1/54	(3,000,000)	(2,969,999)
5.5% 1/1/54	(8,650,000)	(8,692,579)
5.5% 1/1/54	(6,150,000)	(6,180,273)
6.5% 1/1/54	(3,400,000)	(3,483,404)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(112,040,348)

TOTAL TBA SALE COMMITMENTS (Proceeds $125,039,348)		(126,738,341)

Written Swaptions
	Expiration Date	Notional Amount (a)	Value ($)
Put Swaptions
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index and receive annually a fixed rate of 3.7675, expiring September 2033.	9/20/28	6,700,000	(230,249)

Call Swaptions
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.7675 and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring September 2033.	9/20/28	6,700,000	(325,806)

TOTAL WRITTEN SWAPTIONS			(556,055)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	316	Mar 2024	65,068,844	631,139	631,139
CBOT 5-Year U.S. Treasury Note Contracts (United States)	63	Mar 2024	6,852,727	115,586	115,586
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	3	Mar 2024	400,781	36,134	36,134

TOTAL PURCHASED					782,859

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	236	Mar 2024	26,642,188	(861,964)	(861,964)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	92	Mar 2024	11,494,250	(834,674)	(834,674)

TOTAL SOLD					(1,696,638)

TOTAL FUTURES CONTRACTS					(913,779)
The notional amount of futures purchased as a percentage of Net Assets is 1.8%
The notional amount of futures sold as a percentage of Net Assets is 1.0%

Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(2)(3)	Value ($)(1)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	530,000	2,706	(4,792)	(2,086)
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	1,110,000	5,666	(12,022)	(6,356)
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	2,150,000	10,976	(34,681)	(23,705)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	230,000	42,082	(53,655)	(11,573)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	340,000	62,209	(76,690)	(14,481)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	500,000	91,483	(138,910)	(47,427)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	490,000	89,654	(130,270)	(40,616)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	130,000	23,786	(39,767)	(15,981)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	250,000	45,742	(72,548)	(26,806)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	460,000	84,165	(115,496)	(31,331)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	120,000	21,956	(28,680)	(6,724)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	210,000	38,423	(48,843)	(10,420)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	530,000	96,972	(135,472)	(38,500)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	250,000	45,742	(67,657)	(21,915)

TOTAL BUY PROTECTION							661,562	(959,483)	(297,921)
Sell Protection
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	1,840,000	(9,393)	42,055	32,662
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	3,160,000	(16,131)	74,277	58,146
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Morgan Stanley Capital Services LLC	0.5%	Monthly	500,000	(6,544)	8,464	1,920
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Citigroup Global Markets Ltd.	0.5%	Monthly	2,310,000	(41,411)	99,492	58,081
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Citigroup Global Markets Ltd.	0.5%	Monthly	130,000	(2,331)	3,907	1,576

TOTAL SELL PROTECTION							(75,810)	228,195	152,385
TOTAL CREDIT DEFAULT SWAPS							585,752	(731,288)	(145,536)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(3)Notional amount is stated in U.S. Dollars unless otherwise noted.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)	Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4%	Annual	LCH	Mar 2026	57,622,000	(428,515)	0	(428,515)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.5%	Annual	LCH	Mar 2027	7,016,000	(86,637)	0	(86,637)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.25%	Annual	LCH	Mar 2029	6,658,000	(119,749)	0	(119,749)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.25%	Annual	LCH	Mar 2031	24,956,000	(557,809)	0	(557,809)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4%	Annual	LCH	Mar 2044	1,253,000	(59,678)	0	(59,678)
4%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Mar 2054	688,000	40,737	0	40,737
TOTAL INTEREST RATE SWAPS							(1,211,651)	0	(1,211,651)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $639,583,677 or 15.7% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,006,275.
(f)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $2,741,727.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(i)	Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	162,014,784	988,802,709	1,075,482,238	4,737,233	-	-	75,335,255	0.2%
Fidelity Securities Lending Cash Central Fund 5.40%	-	1,185,553,432	1,185,553,432	108,237	-	-	-	0.0%
Fidelity Specialized High Income Central Fund	64,235,771	3,795,911	-	3,796,024	-	3,039,740	71,071,422	16.4%
Total	226,250,555	2,178,152,052	2,261,035,670	8,641,494	-	3,039,740	146,406,677

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,210,279,923	-	1,210,279,923	-

U.S. Government and Government Agency Obligations	1,468,902,549	-	1,468,902,549	-

U.S. Government Agency - Mortgage Securities	935,045,881	-	935,045,881	-

Asset-Backed Securities	294,669,786	-	294,669,786	-

Collateralized Mortgage Obligations	54,431,834	-	54,431,834	-

Commercial Mortgage Securities	271,256,120	-	271,256,120	-

Foreign Government and Government Agency Obligations	9,263,713	-	9,263,713	-

Bank Notes	6,778,177	-	6,778,177	-

Fixed-Income Funds	71,071,422	71,071,422	-	-

Money Market Funds	75,335,255	75,335,255	-	-

Purchased Swaptions	372,392	-	372,392	-
Total Investments in Securities:	4,397,407,052	146,406,677	4,251,000,375	-
Derivative Instruments: Assets
Futures Contracts	782,859	782,859	-	-
Swaps	702,299	-	702,299	-
Total Assets	1,485,158	782,859	702,299	-
Liabilities
Futures Contracts	(1,696,638)	(1,696,638)	-	-
Swaps	(1,328,198)	-	(1,328,198)	-
Written Swaptions	(556,055)	-	(556,055)	-
Total Liabilities	(3,580,891)	(1,696,638)	(1,884,253)	-
Total Derivative Instruments:	(2,095,733)	(913,779)	(1,181,954)	-
Other Financial Instruments:
TBA Sale Commitments	(126,738,341)	-	(126,738,341)	-
Total Other Financial Instruments:	(126,738,341)	-	(126,738,341)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	661,562	(75,810)
Total Credit Risk	661,562	(75,810)
Interest Rate Risk
Futures Contracts (b)	782,859	(1,696,638)
Purchased Swaptions (c)	372,392	0
Swaps (d)	40,737	(1,252,388)
Written Swaptions (e)	0	(556,055)
Total Interest Rate Risk	1,195,988	(3,505,081)
Total Value of Derivatives	1,857,550	(3,580,891)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(c)Gross value is presented in the Statement of Assets and Liabilities in the Investments in Securities at value line-item.

(d)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).

(e)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $4,586,755,041)	$4,251,000,375
Fidelity Central Funds (cost $151,046,024)	146,406,677

Total Investment in Securities (cost $4,737,801,065)		$4,397,407,052
Receivable for investments sold		67,141
Receivable for premium on written options		560,120
Receivable for TBA sale commitments		125,039,348
Receivable for fund shares sold		3,406,833
Interest receivable		33,792,205
Distributions receivable from Fidelity Central Funds		368,408
Receivable for daily variation margin on futures contracts		41,800
Bi-lateral OTC swaps, at value		661,562
Prepaid expenses		3,550
Total assets		4,561,348,019
Liabilities
Payable to custodian bank	$737,731
Payable for investments purchased
Regular delivery	2,242,672
Delayed delivery	353,100,527
TBA sale commitments, at value	126,738,341
Payable for fund shares redeemed	2,926,796
Bi-lateral OTC swaps, at value	75,810
Accrued management fee	1,003,685
Distribution and service plan fees payable	479,890
Payable for daily variation margin on centrally cleared swaps	37,697
Written options, at value (premium receivable $560,120)	556,055
Other affiliated payables	348,371
Other payables and accrued expenses	88,990
Total Liabilities		488,336,565
Net Assets		$4,073,011,454
Net Assets consist of:
Paid in capital		$4,622,084,964
Total accumulated earnings (loss)		(549,073,510)
Net Assets		$4,073,011,454

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($569,511,835 ÷ 50,966,497 shares)		$11.17
Service Class :
Net Asset Value, offering price and redemption price per share ($765,619,287 ÷ 69,545,723 shares)		$11.01
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($1,999,156,967 ÷ 184,808,063 shares)		$10.82
Investor Class :
Net Asset Value, offering price and redemption price per share ($738,723,365 ÷ 66,464,781 shares)		$11.11
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$134,563,199
Income from Fidelity Central Funds (including $108,237 from security lending)		8,641,494
Total Income		143,204,693
Expenses
Management fee	$11,463,881
Transfer agent fees	2,877,340
Distribution and service plan fees	5,409,186
Accounting fees	1,127,727
Custodian fees and expenses	96,650
Independent trustees' fees and expenses	13,772
Registration fees	227,573
Audit	50,520
Legal	7,432
Miscellaneous	38,125
Total expenses before reductions	21,312,206
Expense reductions	(130,835)
Total expenses after reductions		21,181,371
Net Investment income (loss)		122,023,322
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(131,095,101)
Futures contracts	1,953,384
Swaps	(1,834,640)
Total net realized gain (loss)		(130,976,357)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	240,127,137
Fidelity Central Funds	3,039,740
Futures contracts	(1,277,330)
Swaps	(1,113,358)
Written options	4,065
TBA Sale commitments	(5,841,193)
Total change in net unrealized appreciation (depreciation)		234,939,061
Net gain (loss)		103,962,704
Net increase (decrease) in net assets resulting from operations		$225,986,026
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$122,023,322	$84,451,078
Net realized gain (loss)	(130,976,357)	(176,090,979)
Change in net unrealized appreciation (depreciation)	234,939,061	(574,370,547)
Net increase (decrease) in net assets resulting from operations	225,986,026	(666,010,448)
Distributions to shareholders	(99,999,165)	(348,049,601)

Share transactions - net increase (decrease)	271,659,229	(881,360,968)
Total increase (decrease) in net assets	397,646,090	(1,895,421,017)

Net Assets
Beginning of period	3,675,365,364	5,570,786,381
End of period	$4,073,011,454	$3,675,365,364

Financial Highlights
VIP Investment Grade Bond Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.80	$13.35	$14.09	$13.17	$12.34
Income from Investment Operations
Net investment income (loss) A,B	.364	.245	.228	.328	.382
Net realized and unrealized gain (loss)	.296	(1.903)	(.313)	.903	.806
Total from investment operations	.660	(1.658)	(.085)	1.231	1.188
Distributions from net investment income	(.290)	(.264)	(.282)	(.306)	(.358)
Distributions from net realized gain	-	(.628)	(.373)	(.005)	-
Total distributions	(.290)	(.892)	(.655)	(.311)	(.358)
Net asset value, end of period	$11.17	$10.80	$13.35	$14.09	$13.17
Total Return C,D	6.20%	(12.96)%	(.61)%	9.39%	9.67%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.41%	.40%	.39%	.39%	.40%
Expenses net of fee waivers, if any	.40%	.40%	.39%	.39%	.40%
Expenses net of all reductions	.40%	.40%	.39%	.39%	.40%
Net investment income (loss)	3.31%	2.08%	1.66%	2.38%	2.93%
Supplemental Data
Net assets, end of period (000 omitted)	$569,512	$533,204	$1,347,145	$1,322,750	$1,146,767
Portfolio turnover rate G	188%	183% H	125%	11%	5%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

VIP Investment Grade Bond Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.65	$13.18	$13.93	$13.02	$12.20
Income from Investment Operations
Net investment income (loss) A,B	.347	.226	.212	.310	.364
Net realized and unrealized gain (loss)	.295	(1.870)	(.322)	.899	.800
Total from investment operations	.642	(1.644)	(.110)	1.209	1.164
Distributions from net investment income	(.282)	(.258)	(.267)	(.294)	(.344)
Distributions from net realized gain	-	(.628)	(.373)	(.005)	-
Total distributions	(.282)	(.886)	(.640)	(.299)	(.344)
Net asset value, end of period	$11.01	$10.65	$13.18	$13.93	$13.02
Total Return C,D	6.12%	(13.03)%	(.79)%	9.33%	9.58%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.51%	.50%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.49%	.49%	.50%
Expenses net of all reductions	.50%	.50%	.49%	.49%	.50%
Net investment income (loss)	3.21%	1.98%	1.56%	2.28%	2.83%
Supplemental Data
Net assets, end of period (000 omitted)	$765,619	$669,290	$732,762	$692,787	$582,182
Portfolio turnover rate G	188%	183% H	125%	11%	5%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

VIP Investment Grade Bond Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.47	$12.98	$13.72	$12.83	$12.03
Income from Investment Operations
Net investment income (loss) A,B	.325	.206	.188	.285	.340
Net realized and unrealized gain (loss)	.294	(1.848)	(.310)	.885	.787
Total from investment operations	.619	(1.642)	(.122)	1.170	1.127
Distributions from net investment income	(.269)	(.240)	(.245)	(.275)	(.327)
Distributions from net realized gain	-	(.628)	(.373)	(.005)	-
Total distributions	(.269)	(.868)	(.618)	(.280)	(.327)
Net asset value, end of period	$10.82	$10.47	$12.98	$13.72	$12.83
Total Return C,D	6.00%	(13.21)%	(.90)%	9.16%	9.40%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.66%	.65%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.65%	.65%	.64%	.64%	.65%
Expenses net of all reductions	.65%	.65%	.64%	.64%	.65%
Net investment income (loss)	3.06%	1.83%	1.41%	2.13%	2.68%
Supplemental Data
Net assets, end of period (000 omitted)	$1,999,157	$1,747,984	$2,135,986	$1,935,645	$1,698,902
Portfolio turnover rate G	188%	183% H	125%	11%	5%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

VIP Investment Grade Bond Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.75	$13.29	$14.03	$13.12	$12.29
Income from Investment Operations
Net investment income (loss) A,B	.358	.238	.223	.322	.376
Net realized and unrealized gain (loss)	.289	(1.888)	(.313)	.896	.808
Total from investment operations	.647	(1.650)	(.090)	1.218	1.184
Distributions from net investment income	(.287)	(.262)	(.277)	(.303)	(.354)
Distributions from net realized gain	-	(.628)	(.373)	(.005)	-
Total distributions	(.287)	(.890)	(.650)	(.308)	(.354)
Net asset value, end of period	$11.11	$10.75	$13.29	$14.03	$13.12
Total Return C,D	6.11%	(12.96)%	(.64)%	9.33%	9.67%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.44%	.43%	.42%	.43%	.43%
Expenses net of fee waivers, if any	.44%	.43%	.42%	.43%	.43%
Expenses net of all reductions	.44%	.43%	.42%	.43%	.43%
Net investment income (loss)	3.27%	2.05%	1.63%	2.34%	2.90%
Supplemental Data
Net assets, end of period (000 omitted)	$738,723	$724,888	$1,354,894	$1,438,829	$1,157,666
Portfolio turnover rate G	188%	183% H	125%	11%	5%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Investment Grade Bond Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swap agreements, capital loss carryforwards and losses deferred due to wash sales and futures transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,811,200
Gross unrealized depreciation	(383,703,688)
Net unrealized appreciation (depreciation)	$(343,892,488)
Tax Cost	$4,736,895,702

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,192,118
Capital loss carryforward	$(224,505,898)
Net unrealized appreciation (depreciation) on securities and other investments	$(346,759,731)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(115,059,370)
Long-term	(109,446,528)
Total capital loss carryforward	$(224,505,898)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$99,999,165	$84,369,053
Long-term Capital Gains	-	263,680,548
Total	$99,999,165	$348,049,601

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, swaps and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. For OTC written options with upfront premiums received, a fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
VIP Investment Grade Bond Portfolio
Credit Risk
Swaps	235,328	(224,709)
Total Credit Risk	235,328	(224,709)
Interest Rate Risk
Futures Contracts	1,953,384	(1,277,330)
Purchased Options	-	(18,280)
Written Options	-	4,065
Swaps	(2,069,968)	(888,649)
Total Interest Rate Risk	(116,584)	(2,180,194)
Totals	118,744	(2,404,903)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Investment Grade Bond Portfolio	4,175,567,052	4,445,644,589
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$703,324
Service Class 2	4,705,862
$5,409,186
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$374,291.07
Service Class	478,260.07
Service Class 2	1,279,994.07
Investor Class	744,795.10
	$2,877,340

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Investment Grade Bond Portfolio	.0285

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Investment Grade Bond Portfolio	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	0.37
Service Class	0.37
Service Class 2	0.37
Investor Class	0.41

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss($)	Total Proceeds($)	Participating classes
VIP Investment Grade Bond Portfolio	76,985,281	(80,700,871)	894,442,739	Initial Class & Investor Class

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Investment Grade Bond Portfolio	$6,886
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Investment Grade Bond Portfolio	$11,519	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $7,722.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $123,113.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Investment Grade Bond Portfolio
Distributions to shareholders
Initial Class	$ 14,499,097	$74,321,920
Service Class	18,667,844	49,755,778
Service Class 2	48,369,306	144,060,973
Investor Class	18,462,918	79,910,930
Total	$99,999,165	$348,049,601
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Investment Grade Bond Portfolio
Initial Class
Shares sold	7,882,154	37,368,851	$86,980,935	$433,838,083
Reinvestment of distributions	1,342,509	6,137,013	14,499,097	74,321,920
Shares redeemed	(7,611,227)	(95,052,032)	(83,522,769)	(1,108,282,686)
Net increase (decrease)	1,613,436	(51,546,168)	$17,957,263	$(600,122,683)
Service Class
Shares sold	18,583,199	19,724,587	$201,692,921	$223,794,668
Reinvestment of distributions	1,754,497	4,226,683	18,667,844	49,755,778
Shares redeemed	(13,630,347)	(16,691,802)	(147,970,863)	(192,486,132)
Net increase (decrease)	6,707,349	7,259,468	$72,389,902	$81,064,314
Service Class 2
Shares sold	29,566,892	12,583,019	$316,900,413	$146,254,732
Reinvestment of distributions	4,624,217	12,403,199	48,369,306	144,060,973
Shares redeemed	(16,273,521)	(22,672,103)	(173,410,540)	(254,831,966)
Net increase (decrease)	17,917,588	2,314,115	$191,859,179	$35,483,739
Investor Class
Shares sold	5,031,435	4,458,846	$55,201,298	$52,423,191
Reinvestment of distributions	1,719,080	6,663,720	18,462,918	79,910,930
Shares redeemed	(7,727,669)	(45,621,139)	(84,211,331)	(530,120,459)
Net increase (decrease)	(977,154)	(34,498,573)	$(10,547,115)	$(397,786,338)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Investment Grade Bond Portfolio	21%	1	42%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Investment Grade Bond Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Investment Grade Bond Portfolio
Initial Class	.39%
Actual		$ 1,000	$ 1,033.30	$ 2.00
Hypothetical-B		$ 1,000	$ 1,023.24	$ 1.99
Service Class	.49%
Actual		$ 1,000	$ 1,033.10	$ 2.51
Hypothetical-B		$ 1,000	$ 1,022.74	$ 2.50
Service Class 2	.64%
Actual		$ 1,000	$ 1,032.40	$ 3.28
Hypothetical-B		$ 1,000	$ 1,021.98	$ 3.26
Investor Class	.42%
Actual		$ 1,000	$ 1,033.20	$ 2.15
Hypothetical-B		$ 1,000	$ 1,023.09	$ 2.14

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 26.92% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $99,999,165 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Investment Grade Bond Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Investor Class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Investor Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Investor Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Investor Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Investor Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of Investor Class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.540025.126
VIPIGB-ANN-0224
Fidelity® Variable Insurance Products:

VIP Asset Manager Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	12.94%	7.48%	5.40%
Service Class	12.90%	7.38%	5.30%
Service Class 2	12.65%	7.22%	5.14%
Investor Class	12.90%	7.40%	5.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
For 2023, continued global economic expansion and a slowing in the pace of inflation contributed to a favorable backdrop for risk assets. After struggling throughout much of 2022, risk assets strongly rebounded the past year, with U.S. large-cap stocks leading, driven partly by a narrow set of companies in the information technology and communication services sectors amid excitement for generative artificial intelligence. Assets broadly gained in the final two months of 2023 after investor sentiment largely shifted to a view that policy interest rates had peaked in most countries following one of the most dramatic monetary tightening cycles on record by the U.S. Federal Reserve and other central banks.
International equities rose 15.82% for the 12 months, according to the MSCI ACWI (All Country World Index) ex USA Index. Each of the six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. Each of the 11 sectors also advanced, with tech (+37%) and industrials (+24%) leading the way. Financials (+17%) also topped the return of the broad index. Conversely, consumer staples (+5%) lagged most, followed by real estate (+6%).
U.S. stocks gained 26.06% for the year, as measured by the Dow Jones U.S. Total Stock Market Index, as all but two sectors rose. Information technology (+60%), communication services (+53%) and consumer discretionary (+41%) led by the widest margins. Conversely, utilities (-7%) and energy (0%) lagged most. Growth stocks broadly outpaced value, while larger-caps topped small-caps. Commodities returned -7.91%, according to the Bloomberg Commodity Index Total Return.
U.S. taxable investment-grade bonds returned 5.53% for the 12 months, per the Bloomberg U.S. Aggregate Bond Index, as the Fed slowed the pace of, and eventually paused, interest rate increases, allowing bond prices to stabilize. Since March 2022, the Fed has hiked its benchmark interest rate 11 times, by 5.25 percentage points, while allowing up to billions in bonds to mature each month without investing the proceeds. U.S. investment-grade corporate bonds (+8.18%) topped short-term U.S. Treasuries (+5.15%), while commercial mortgage-backed securities returned (+5.42%) and agencies gained (+5.13%) also advanced. Outside the index, leveraged loans (+13.72%), U.S. high-yield bonds (+13.47%), emerging-markets debt (+10.45%) and Treasury Inflation-Protected Securities (+3.90%) all gained.
Comments from Co-Portfolio Managers Avishek Hazrachoudhury and Katie Shaw:
For the year, the fund's share classes gained about 13%, versus 13.58% for the Fidelity® Asset Manager 50% Composite IndexSM. In what was a favorable environment for stocks and other risk assets, security selection substantially aided the fund's relative performance in 2023, whereas asset class positioning detracted. The fund's core equity allocation strategy - comprised of a modest underweighting in the U.S., along with equal-weighted exposure to developed international markets (DM) and emerging markets (EM) - hampered performance versus the Composite index. U.S. stocks outperformed their international DM and EM counterparts, so our positioning proved unfavorable. Out-of-index exposure to commodity-related securities also worked against the fund's relative result. Elsewhere, our fixed-income strategy of underweighting investment-grade (IG) bonds, as well as cash, in favor of non-Composite allocations to riskier segments of the debt market also weighed on relative performance. Specifically, positioning in IG bonds helped, however rising interest rates during much of the period worked against the portfolio's allocations to long-term U.S. Treasuries and Treasury Inflation-Protected Securities (TIPS). In terms of security selection, investments among most of the fund's key underlying asset classes outpaced their respective benchmarks the past year. To that end, stock picks in the U.S. and overseas contributed about equally, meanwhile IG bond selection also added value. As of December 31, the portfolio was moderately overweight U.S. stocks and underweight international equities. In terms of fixed income, the fund's allocation to IG bonds was slightly below the Composite's target weight. Our comparatively small allocations to U.S. Treasuries, TIPS and credit-sensitive bonds remained essentially unchanged this past year.
Note to shareholders:
On November 1, 2023, Katie Shaw succeeded Geoff Stein as Co-Manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the combined Investments of the Fund and it's pro-rata share of investments in Fidelity's Central Funds, other than the Commodity Strategy and Money Market Central Funds.
Top Holdings (% of Fund's net assets)

Microsoft Corp.	2.5
Apple, Inc.	1.8
Amazon.com, Inc.	1.3
Alphabet, Inc. Class A	1.2
Fidelity Low Volatility Factor ETF	1.0
iShares 20+ Year Treasury Bond ETF	0.9
Meta Platforms, Inc. Class A	0.7
NVIDIA Corp.	0.7
JPMorgan Chase & Co.	0.7
Taiwan Semiconductor Manufacturing Co. Ltd.	0.6
11.4

Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	17.8
Fannie Mae	2.4
Freddie Mac	1.9
Uniform Mortgage Backed Securities	1.9
Ginnie Mae	1.5
Morgan Stanley	0.5
Bank of America Corp.	0.4
JPMorgan Chase & Co.	0.4
Citigroup, Inc.	0.3
Petroleos Mexicanos	0.3
27.4

Market Sectors (% of Fund's net assets)

Financials	14.4
Information Technology	13.0
Industrials	7.1
Health Care	7.1
Consumer Discretionary	6.9
Communication Services	4.6
Consumer Staples	4.0
Energy	3.4
Materials	2.5
Real Estate	2.5
Utilities	1.5

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures - 5.3%

Asset allocations in the pie chart reflects the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of future contracts and swap contracts, if applicable.
An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Commodity Strategy and Money Market Central Funds, is available at institutional.fidelity.com.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% to 5.38% 1/25/24 to 3/21/24 (b) (Cost $2,080,753)	2,100,000	2,081,169

Fixed-Income Funds - 41.1%
	Shares	Value ($)
Fidelity Emerging Markets Debt Central Fund (c)	133,438	1,050,159
Fidelity Emerging Markets Debt Local Currency Central Fund (c)	88,163	7,984,931
Fidelity Floating Rate Central Fund (c)	123,161	12,136,294
Fidelity High Income Central Fund (c)	45,525	4,764,215
Fidelity Inflation-Protected Bond Index Central Fund (c)	179,661	15,853,274
Fidelity International Credit Central Fund (c)	60,129	4,787,509
Fidelity VIP Investment Grade Central Fund (c)	3,553,965	333,042,057
iShares 20+ Year Treasury Bond ETF	85,044	8,409,151
TOTAL FIXED-INCOME FUNDS (Cost $417,474,763)		388,027,590

Money Market Funds - 0.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	3,438,997	3,439,685
Fidelity Securities Lending Cash Central Fund 5.40% (d)(e)	1,042,096	1,042,200
TOTAL MONEY MARKET FUNDS (Cost $4,481,885)		4,481,885

Equity Funds - 58.3%
	Shares	Value ($)
Domestic Equity Funds - 36.6%
Fidelity Commodity Strategy Central Fund (c)	46,696	4,124,657
Fidelity Hedged Equity Central Fund (c)	105,484	11,893,358
Fidelity Low Volatility Factor ETF (f)(g)	176,713	9,360,489
Fidelity Real Estate Equity Central Fund (c)	31,371	4,028,946
Fidelity U.S. Equity Central Fund (c)	2,553,338	315,950,019
TOTAL DOMESTIC EQUITY FUNDS		345,357,469
International Equity Funds - 21.7%
Fidelity Emerging Markets Equity Central Fund (c)	297,837	60,315,015
Fidelity International Equity Central Fund (c)	1,469,115	143,796,973
TOTAL INTERNATIONAL EQUITY FUNDS		204,111,988
TOTAL EQUITY FUNDS (Cost $366,755,970)		549,469,457

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $790,793,371)	944,060,101
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(1,067,497)
NET ASSETS - 100.0%	942,992,604

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	113	Mar 2024	27,233,000	(904,148)	(904,148)
ICE MSCI EAFE Index Contracts (United States)	90	Mar 2024	10,135,800	(385,360)	(385,360)
ICE MSCI Emerging Markets Index Contracts (United States)	185	Mar 2024	9,561,725	(424,624)	(424,624)

TOTAL FUTURES CONTRACTS					(1,714,132)
The notional amount of futures sold as a percentage of Net Assets is 5.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $67,004,765.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,081,169.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
(f)	Security or a portion of the security is on loan at period end.
(g)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	7,455,959	94,843,565	98,859,839	298,883	-	-	3,439,685	0.0%
Fidelity Commodity Strategy Central Fund	16,528,012	442,146	11,614,743	287,898	(1,940,564)	709,806	4,124,657	2.0%
Fidelity Emerging Markets Debt Central Fund	1,940,360	197,167	1,129,806	90,363	(246,683)	289,121	1,050,159	0.0%
Fidelity Emerging Markets Debt Local Currency Central Fund	2,664,658	4,977,055	24	463,346	8,819	334,423	7,984,931	2.7%
Fidelity Emerging Markets Equity Central Fund	51,368,089	14,373,294	11,091,805	1,764,934	(1,935,764)	7,601,201	60,315,015	2.6%
Fidelity Floating Rate Central Fund	27,484,957	1,832,175	17,879,020	1,602,779	(611,734)	1,309,916	12,136,294	0.8%
Fidelity Hedged Equity Central Fund	-	11,887,256	963,929	124,422	39,348	930,683	11,893,358	2.7%
Fidelity High Income Central Fund	7,782,988	529,471	3,776,200	446,911	113,987	113,969	4,764,215	0.4%
Fidelity Inflation-Protected Bond Index Central Fund	18,475,824	5,155,688	7,927,849	583,968	(803,348)	952,959	15,853,274	2.6%
Fidelity International Credit Central Fund	9,231,536	338,678	4,893,967	239,092	(1,353,138)	1,464,400	4,787,509	2.0%
Fidelity International Equity Central Fund	113,983,095	27,108,751	17,723,189	3,247,987	427,097	20,001,219	143,796,973	2.8%
Fidelity Real Estate Equity Central Fund	6,262,297	179,629	2,959,899	125,516	21,368	525,551	4,028,946	0.4%
Fidelity Securities Lending Cash Central Fund 5.40%	2,514,975	109,825,980	111,298,755	1,975	-	-	1,042,200	0.0%
Fidelity U.S. Equity Central Fund	301,048,011	22,039,451	62,751,414	19,153,848	12,329,480	43,284,491	315,950,019	1.8%
Fidelity VIP Investment Grade Central Fund	333,520,507	41,666,603	48,957,378	12,684,429	(1,081,572)	7,893,897	333,042,057	11.5%
Total	900,261,268	335,396,909	401,827,817	41,116,351	4,967,296	85,411,636	924,209,292

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Low Volatility Factor ETF	-	9,204,307	-	27,391	-	156,182	9,360,489
	-	9,204,307	-	27,391	-	156,182	9,360,489

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	2,081,169	-	2,081,169	-

Fixed-Income Funds	388,027,590	388,027,590	-	-

Money Market Funds	4,481,885	4,481,885	-	-

Equity Funds	549,469,457	549,469,457	-	-
Total Investments in Securities:	944,060,101	941,978,932	2,081,169	-
Derivative Instruments: Liabilities
Futures Contracts	(1,714,132)	(1,714,132)	-	-
Total Liabilities	(1,714,132)	(1,714,132)	-	-
Total Derivative Instruments:	(1,714,132)	(1,714,132)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(1,714,132)
Total Equity Risk	0	(1,714,132)
Total Value of Derivatives	0	(1,714,132)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value (including securities loaned of $1,022,321) - See accompanying schedule:
Unaffiliated issuers (cost $10,724,773)	$10,490,320
Fidelity Central Funds (cost $770,864,291)	924,209,292
Other affiliated issuers (cost $9,204,307)	9,360,489

Total Investment in Securities (cost $790,793,371)		$944,060,101
Receivable for investments sold		358,430
Receivable for fund shares sold		225,369
Dividends receivable		54,999
Distributions receivable from Fidelity Central Funds		24,158
Receivable for daily variation margin on futures contracts		54,563
Prepaid expenses		864
Other receivables		3,112
Total assets		944,781,596
Liabilities
Payable for investments purchased	$71,944
Payable for fund shares redeemed	159,487
Accrued management fee	365,033
Distribution and service plan fees payable	3,584
Other affiliated payables	94,471
Other payables and accrued expenses	52,273
Collateral on securities loaned	1,042,200
Total Liabilities		1,788,992
Net Assets		$942,992,604
Net Assets consist of:
Paid in capital		$786,604,187
Total accumulated earnings (loss)		156,388,417
Net Assets		$942,992,604

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($696,248,060 ÷ 44,508,851 shares)		$15.64
Service Class :
Net Asset Value, offering price and redemption price per share ($2,503,842 ÷ 161,860 shares)		$15.47
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($16,470,878 ÷ 1,087,565 shares)		$15.14
Investor Class :
Net Asset Value, offering price and redemption price per share ($227,769,824 ÷ 14,686,427 shares)		$15.51
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends (including $27,391 earned from affiliated issuers)		$465,180
Interest		170,893
Income from Fidelity Central Funds (including $1,975 from security lending)		25,880,748
Total Income		26,516,821
Expenses
Management fee	$4,424,784
Transfer agent fees	760,109
Distribution and service plan fees	42,017
Accounting fees	380,178
Custodian fees and expenses	25,324
Independent trustees' fees and expenses	3,373
Audit	56,414
Legal	7,592
Miscellaneous	6,620
Total expenses before reductions	5,706,411
Expense reductions	(57,845)
Total expenses after reductions		5,648,566
Net Investment income (loss)		20,868,255
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,319,022)
Fidelity Central Funds	4,967,296
Futures contracts	(7,372,165)
Capital gain distributions from Fidelity Central Funds	15,235,603
Total net realized gain (loss)		9,511,712
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	617,961
Fidelity Central Funds	85,411,636
Other affiliated issuers	156,182
Futures contracts	(2,968,722)
Total change in net unrealized appreciation (depreciation)		83,217,057
Net gain (loss)		92,728,769
Net increase (decrease) in net assets resulting from operations		$113,597,024
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,868,255	$20,909,265
Net realized gain (loss)	9,511,712	3,887,476
Change in net unrealized appreciation (depreciation)	83,217,057	(200,538,663)
Net increase (decrease) in net assets resulting from operations	113,597,024	(175,741,922)
Distributions to shareholders	(31,471,834)	(89,791,253)

Share transactions - net increase (decrease)	(69,316,930)	(3,782,308)
Total increase (decrease) in net assets	12,808,260	(269,315,483)

Net Assets
Beginning of period	930,184,344	1,199,499,827
End of period	$942,992,604	$930,184,344

Financial Highlights
VIP Asset Manager Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.32	$18.33	$17.04	$15.23	$13.68
Income from Investment Operations
Net investment income (loss) A,B	.34	.32	.29	.22	.27
Net realized and unrealized gain (loss)	1.50	(2.94)	1.40	2.03	2.16
Total from investment operations	1.84	(2.62)	1.69	2.25	2.43
Distributions from net investment income	(.36)	(.32)	(.30)	(.24)	(.27)
Distributions from net realized gain	(.16)	(1.07)	(.10)	(.21)	(.61)
Total distributions	(.52)	(1.39)	(.40)	(.44) C	(.88)
Net asset value, end of period	$15.64	$14.32	$18.33	$17.04	$15.23
Total Return D,E	12.94%	(14.94)%	9.92%	14.87%	18.25%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.59%	.59%	.59%	.59%	.60%
Expenses net of fee waivers, if any	.58%	.59%	.58%	.59%	.60%
Expenses net of all reductions	.58%	.59%	.58%	.59%	.60%
Net investment income (loss)	2.26%	2.08%	1.62%	1.41%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$696,248	$688,649	$889,923	$889,473	$843,000
Portfolio turnover rate H	19%	29%	20%	20%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.16	$18.14	$16.86	$15.08	$13.55
Income from Investment Operations
Net investment income (loss) A,B	.32	.30	.27	.20	.26
Net realized and unrealized gain (loss)	1.49	(2.91)	1.38	2.01	2.13
Total from investment operations	1.81	(2.61)	1.65	2.21	2.39
Distributions from net investment income	(.34)	(.31)	(.27)	(.23)	(.25)
Distributions from net realized gain	(.16)	(1.07)	(.10)	(.21)	(.61)
Total distributions	(.50)	(1.37) C	(.37)	(.43) C	(.86)
Net asset value, end of period	$15.47	$14.16	$18.14	$16.86	$15.08
Total Return D,E	12.90%	(15.03)%	9.80%	14.74%	18.16%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.69%	.69%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.68%	.69%	.69%	.69%	.70%
Expenses net of all reductions	.68%	.69%	.69%	.69%	.70%
Net investment income (loss)	2.16%	1.98%	1.52%	1.31%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$2,504	$2,480	$3,627	$5,108	$3,923
Portfolio turnover rate H	19%	29%	20%	20%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$13.88	$17.81	$16.56	$14.82	$13.33
Income from Investment Operations
Net investment income (loss) A,B	.29	.27	.24	.17	.23
Net realized and unrealized gain (loss)	1.45	(2.85)	1.36	1.97	2.11
Total from investment operations	1.74	(2.58)	1.60	2.14	2.34
Distributions from net investment income	(.32)	(.28)	(.25)	(.20)	(.23)
Distributions from net realized gain	(.16)	(1.07)	(.10)	(.21)	(.61)
Total distributions	(.48)	(1.35)	(.35)	(.40) C	(.85) C
Net asset value, end of period	$15.14	$13.88	$17.81	$16.56	$14.82
Total Return D,E	12.65%	(15.15)%	9.68%	14.54%	18.01%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.84%	.84%	.84%	.84%	.85%
Expenses net of fee waivers, if any	.83%	.84%	.83%	.84%	.85%
Expenses net of all reductions	.83%	.84%	.83%	.84%	.85%
Net investment income (loss)	2.01%	1.83%	1.37%	1.16%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$16,471	$14,925	$20,038	$19,943	$19,343
Portfolio turnover rate H	19%	29%	20%	20%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Asset Manager Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$14.20	$18.19	$16.91	$15.12	$13.59
Income from Investment Operations
Net investment income (loss) A,B	.32	.31	.28	.20	.26
Net realized and unrealized gain (loss)	1.50	(2.92)	1.39	2.02	2.14
Total from investment operations	1.82	(2.61)	1.67	2.22	2.40
Distributions from net investment income	(.35)	(.31)	(.28)	(.23)	(.25)
Distributions from net realized gain	(.16)	(1.07)	(.10)	(.21)	(.61)
Total distributions	(.51)	(1.38)	(.39) C	(.43) C	(.87) C
Net asset value, end of period	$15.51	$14.20	$18.19	$16.91	$15.12
Total Return D,E	12.90%	(15.00)%	9.85%	14.77%	18.14%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.66%	.66%	.66%	.67%	.68%
Expenses net of fee waivers, if any	.66%	.66%	.66%	.67%	.68%
Expenses net of all reductions	.66%	.66%	.66%	.67%	.68%
Net investment income (loss)	2.18%	2.01%	1.55%	1.33%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$227,770	$224,131	$285,912	$254,632	$229,330
Portfolio turnover rate H	19%	29%	20%	20%	30%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Asset Manager Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Commodity Strategy Central Fund	Geode Capital Management, LLC (Geode)	Seeks to provide investment returns that correspond to the performance of the commodities market.	Investment in commodity-related investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands Futures	Less than .005%
Fidelity Emerging Markets Debt Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Futures Restricted Securities	.02%
Fidelity Emerging Markets Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Loans & Direct Debt Instruments	.02%
Fidelity International Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Loans & Direct Debt Instruments	.01%
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Restricted Securities Loans & Direct Debt Instruments	Less than .005%
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Restricted Securities Loans & Direct Debt Instruments	.03%
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.		Less than .005%
Fidelity VIP Investment Grade Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%
Fidelity Real Estate Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.	Loans & Direct Debt Instruments	Less than .005%
Fidelity International Credit Central Fund	Fidelity Management & Research Company LLC (FMR)
Seeks a high level of current income by normally investing in debt securities of foreign issuers, including debt securities of issuers located in emerging markets. Foreign currency exposure is hedged utilizing foreign currency contracts.
			Foreign Securities Futures Restricted Securities Options Swaps Forward Foreign Currency Contracts	Less than .005%
Fidelity U.S. Equity Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks capital appreciation by investing primarily in common stocks, allocated across different market sectors.	Foreign Securities Delayed Delivery & When Issued Securities Futures Restricted Securities Loans & Direct Debt Instruments	Less than .005%
Fidelity Emerging Markets Debt Local Currency Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets and denominated in the local currency of the issuer.	Foreign Securities Futures Restricted Securities	.02%
Fidelity Hedged Equity Central Fund	Fidelity Diversifying Solutions LLC (FDS)	Seeks capital appreciation by investing primarily in common stocks of companies with market capitalizations generally similar to companies in the S&P 500® Index.	Options	.01%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or ETFs. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Asset Manager Portfolio	$3,112

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$186,014,215
Gross unrealized depreciation	(24,974,429)
Net unrealized appreciation (depreciation)	$161,039,786
Tax Cost	$783,020,315

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$690,334
Undistributed long-term capital gain	$3,866,569
Net unrealized appreciation (depreciation) on securities and other investments	$161,039,786

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$21,174,941	$20,458,476
Long-term Capital Gains	10,296,893	69,332,777
Total	$31,471,834	$89,791,253
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
VIP Asset Manager Portfolio
Equity Risk
Futures Contracts	(6,985,977)	(2,966,461)
Total Equity Risk	(6,985,977)	(2,966,461)
Interest Rate Risk
Futures Contracts	(386,188)	(2,261)
Total Interest Rate Risk	(386,188)	(2,261)
Totals	(7,372,165)	(2,968,722)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Asset Manager Portfolio	173,435,871	240,470,379
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .47% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$2,588
Service Class 2	39,429
$42,017
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$433,821.06
Service Class	1,630.06
Service Class 2	9,936.06
Investor Class	314,722.14
	$760,109

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Asset Manager Portfolio	.0406

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Asset Manager Portfolio	.04

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate%
Initial Class	.55
Service Class	.55
Service Class 2.55
Investor Class	.62

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Asset Manager Portfolio	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Asset Manager Portfolio	$1,711
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Asset Manager Portfolio	$244	$-	$-
9. Expense Reductions.
Effective November 1, 2023, the investment adviser has contractually agreed to reimburse the Fund with respect to the portion of the Fund's assets invested in certain affiliated ETFs. This reimbursement cannot be removed or modified without the approval of the Board. During the period this reimbursement reduced the Fund's expenses as follows:

Reimbursement
VIP Asset Manager Portfolio	$1,014

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $92.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $56,739.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Asset Manager Portfolio
Distributions to shareholders
Initial Class	$ 23,344,015	$66,577,504
Service Class	82,405	263,506
Service Class 2	514,496	1,491,304
Investor Class	7,530,918	21,458,939
Total	$31,471,834	$89,791,253
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Asset Manager Portfolio
Initial Class
Shares sold	1,463,280	1,206,877	$21,707,385	$18,518,559
Reinvestment of distributions	1,521,440	4,181,615	23,344,015	66,577,504
Shares redeemed	(6,576,680)	(5,843,233)	(98,130,807)	(89,425,484)
Net increase (decrease)	(3,591,960)	(454,741)	$(53,079,407)	$(4,329,421)
Service Class
Shares sold	8,878	54,671	$130,736	$841,893
Reinvestment of distributions	5,434	16,666	82,405	263,506
Shares redeemed	(27,578)	(96,133)	(415,524)	(1,451,771)
Net increase (decrease)	(13,266)	(24,796)	$(202,383)	$(346,372)
Service Class 2
Shares sold	111,815	111,874	$1,608,434	$1,658,202
Reinvestment of distributions	34,639	96,283	514,496	1,491,304
Shares redeemed	(134,360)	(257,921)	(1,948,738)	(3,831,281)
Net increase (decrease)	12,094	(49,764)	$174,192	$(681,775)
Investor Class
Shares sold	138,956	528,213	$2,077,606	$7,816,663
Reinvestment of distributions	495,135	1,358,600	7,530,918	21,458,939
Shares redeemed	(1,733,509)	(1,820,313)	(25,817,856)	(27,700,342)
Net increase (decrease)	(1,099,418)	66,500	$(16,209,332)	$1,575,260
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Asset Manager Portfolio	43%	2	27%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Asset Manager Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President or Director of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Asset Manager Portfolio
Initial Class **	.58%
Actual		$ 1,000	$ 1,050.80	$ 3.00
Hypothetical-B		$ 1,000	$ 1,022.28	$ 2.96
Service Class **	.68%
Actual		$ 1,000	$ 1,050.30	$ 3.51
Hypothetical-B		$ 1,000	$ 1,021.78	$ 3.47
Service Class 2 **	.83%
Actual		$ 1,000	$ 1,049.30	$ 4.29
Hypothetical-B		$ 1,000	$ 1,021.02	$ 4.23
Investor Class **	.66%
Actual		$ 1,000	$ 1,050.50	$ 3.41
Hypothetical-B		$ 1,000	$ 1,021.88	$ 3.36

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

** If fees and changes to the expense contract and/or expense cap, effective March 1, 2024, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:
	Annualized Expense Ratio- A	Expenses Paid
VIP Asset Manager Portfolio
Initial Class	.51%
Actual		$ 2.64
Hypothetical- B		$ 2.60
Service Class	.61%
Actual		$ 3.15
Hypothetical- B		$ 3.11
Service Class 2	.76%
Actual		$ 3.93
Hypothetical- B		$ 3.87
Investor Class	.59%
Actual		$ 3.05
Hypothetical- B		$ 3.01

A Annualized expense ratio reflects expenses net of applicable fee waivers.
B 5% return per year before expenses

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $3,941,372, or, if subsequently determined to be different, the net capital gain of such year.

A total of 13.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $12,152,119 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 1%, and 16%; Service Class designates 1%, and 17%; Service Class 2 designates 1%, and 18%; and Investor Class designates 1%, and 17%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Insert Fund Name
Initial Class	12/28/2023	$0.0703	$0.0083
Service Class	12/28/2023	$0.0669	$0.0083
Service Class 2	12/28/2023	$0.0629	$0.0083
Investor Class	12/28/2023	$0.0679	$0.0083

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Asset Manager Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Investor Class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Investor Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Investor Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Investor Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Investor Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of Investor Class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.540206.126
VIPAM-ANN-0224
Fidelity® Variable Insurance Products:

VIP Bond Index Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Initial Class	5.47%	0.91%	1.13%
Service Class	5.34%	0.81%	1.04%
Service Class 2	5.13%	0.64%	0.86%

A   From April 19, 2018
The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019, are those of Initial Class.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Bond Index Portfolio - Initial Class, a class of the fund, on April 19, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds gained 5.53% in 2023, according to the Bloomberg U.S. Aggregate Bond Index. The strong full-year gain was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The first months of the year saw the bond market start to rebound from the historic downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The index advanced 3.59% in the first four months of 2023 on optimism the central bank would soon be done with its hiking cycle, only to fall back in each of the next six months, as cooling but still-high inflation and a strong labor market suggested it may need to keep raising rates. Bonds saw particularly sharp sell-offs in September (-2.54%) and October (-1.58%) after policymakers explicitly adopted a "higher for longer" message on rates. At its committee meetings in November and December, though, the Fed struck a new, more optimistic tone, and the remarks, which in both months were soon followed by a mild consumer price index report, led to a strong relief rally. The index gained 4.53% in November, its best month since the 1980s, and a further 3.83% in December. For the full 12 months, long-term bonds outperformed short-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets, including corporate bonds and asset-backed securities, outpaced U.S. Treasuries.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the year, the fund's share classes (excluding sales charges, if any) returned from about 5.1% to 5.5%, versus 5.53% for the benchmark, the Bloomberg U.S. Aggregate Bond Index. Given the large number of securities in the index (roughly 13,400) and the significant costs associated with full replication of the index, we construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the index. Exposures include duration, key rate durations, credit quality, sector and issuer allocation and other factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.5)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.5)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 27.0%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
1.65% 2/1/28	200,000	178,100
2.25% 2/1/32	50,000	41,347
2.75% 6/1/31	300,000	263,003
3.3% 2/1/52	50,000	35,669
3.5% 6/1/41	1,000,000	794,080
3.5% 9/15/53	347,000	251,820
3.55% 9/15/55	340,000	244,452
3.65% 6/1/51	280,000	210,859
3.65% 9/15/59	257,000	184,190
3.8% 2/15/27	43,000	41,966
4.1% 2/15/28	143,000	139,745
4.65% 6/1/44	40,000	35,606
Bell Canada 5.1% 5/11/33	100,000	102,613
Orange SA 9% 3/1/31 (b)	180,000	221,992
Sprint Capital Corp. 8.75% 3/15/32	120,000	148,144
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	150,000	146,916
5.213% 3/8/47	250,000	231,639
TELUS Corp. 3.4% 5/13/32	130,000	115,749
Verizon Communications, Inc.:
1.5% 9/18/30	270,000	222,441
2.355% 3/15/32	9,000	7,486
2.65% 11/20/40	60,000	43,231
2.987% 10/30/56	227,000	150,693
3.55% 3/22/51	500,000	385,249
3.875% 2/8/29	210,000	203,591
4% 3/22/50	114,000	94,738
4.016% 12/3/29	100,000	96,689
4.125% 8/15/46	54,000	46,221
4.272% 1/15/36	276,000	259,873
4.329% 9/21/28	643,000	636,092
5.012% 8/21/54	38,000	37,186
		5,571,380
Entertainment - 0.2%
The Walt Disney Co.:
2% 9/1/29	50,000	44,364
2.65% 1/13/31	200,000	177,949
2.75% 9/1/49	100,000	68,561
3.35% 3/24/25	400,000	392,511
3.5% 5/13/40	30,000	25,247
3.6% 1/13/51	30,000	24,114
3.7% 9/15/24	300,000	296,692
3.8% 3/22/30	110,000	106,783
3.8% 5/13/60	30,000	24,414
4.7% 3/23/50	100,000	97,109
		1,257,744
Interactive Media & Services - 0.1%
Alphabet, Inc.:
1.1% 8/15/30	200,000	165,661
1.9% 8/15/40	264,000	182,985
2.05% 8/15/50	170,000	106,183
Meta Platforms, Inc.:
3.5% 8/15/27	60,000	58,427
3.85% 8/15/32	60,000	57,068
4.45% 8/15/52	150,000	137,820
4.6% 5/15/28	70,000	71,021
4.95% 5/15/33	100,000	103,212
5.6% 5/15/53	60,000	65,030
		947,407
Media - 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.7% 4/1/51	30,000	19,513
3.75% 2/15/28	100,000	94,405
3.95% 6/30/62	110,000	69,202
4.2% 3/15/28	48,000	46,105
4.8% 3/1/50	100,000	77,407
5.125% 7/1/49	60,000	48,729
5.375% 4/1/38	42,000	37,875
5.375% 5/1/47	190,000	161,466
6.15% 11/10/26	150,000	153,349
6.384% 10/23/35	621,000	630,373
Comcast Corp.:
2.45% 8/15/52	135,000	83,903
2.65% 2/1/30	80,000	72,018
2.8% 1/15/51	180,000	119,951
2.887% 11/1/51	179,000	121,085
2.937% 11/1/56	385,000	253,222
2.987% 11/1/63	305,000	196,590
3.4% 4/1/30	87,000	81,432
3.55% 5/1/28	76,000	73,293
3.7% 4/15/24	30,000	29,837
3.75% 4/1/40	31,000	26,666
3.9% 3/1/38	50,000	44,698
4.049% 11/1/52	146,000	123,115
4.55% 1/15/29	110,000	110,471
5.35% 5/15/53	110,000	113,738
Discovery Communications LLC:
3.625% 5/15/30	220,000	199,407
4% 9/15/55	85,000	60,481
4.65% 5/15/50	100,000	80,327
5.2% 9/20/47	18,000	15,507
Fox Corp.:
4.709% 1/25/29	34,000	33,805
5.476% 1/25/39	189,000	183,760
5.576% 1/25/49	23,000	22,181
Magallanes, Inc.:
3.755% 3/15/27	100,000	95,818
4.279% 3/15/32	189,000	172,974
5.05% 3/15/42	100,000	88,158
5.141% 3/15/52	175,000	150,212
5.391% 3/15/62	160,000	137,023
Paramount Global:
4.2% 6/1/29	210,000	196,242
4.95% 1/15/31	190,000	180,182
5.85% 9/1/43	363,000	326,719
Time Warner Cable LLC 5.5% 9/1/41	351,000	303,645
TWDC Enterprises 18 Corp.:
2.95% 6/15/27	98,000	94,032
3% 2/13/26	210,000	203,070
3% 7/30/46	100,000	73,324
		5,405,310
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV 3.625% 4/22/29	200,000	188,438
Rogers Communications, Inc.:
4.55% 3/15/52	160,000	139,534
7.5% 8/15/38	50,000	57,727
T-Mobile U.S.A., Inc.:
3% 2/15/41	529,000	395,881
3.5% 4/15/25	410,000	401,334
3.6% 11/15/60	210,000	152,844
3.75% 4/15/27	80,000	77,594
3.875% 4/15/30	80,000	75,864
4.375% 4/15/40	74,000	66,769
4.5% 4/15/50	80,000	70,684
4.8% 7/15/28	125,000	126,046
5.05% 7/15/33	125,000	125,972
5.2% 1/15/33	55,000	56,380
5.65% 1/15/53	55,000	57,265
Vodafone Group PLC:
4.375% 5/30/28	97,000	96,746
5.25% 5/30/48	170,000	165,629
6.15% 2/27/37	392,000	424,043
		2,678,750
TOTAL COMMUNICATION SERVICES		15,860,591
CONSUMER DISCRETIONARY - 1.6%
Automobile Components - 0.0%
Lear Corp. 5.25% 5/15/49	50,000	46,113
Automobiles - 0.3%
American Honda Finance Corp.:
1% 9/10/25	220,000	206,845
1.2% 7/8/25	330,000	312,686
5.125% 7/7/28	60,000	61,703
Ford Motor Co.:
5.291% 12/8/46	110,000	96,928
6.1% 8/19/32	230,000	232,280
General Motors Co.:
5.4% 10/15/29	100,000	101,780
5.95% 4/1/49	200,000	195,686
6.125% 10/1/25	455,000	461,113
6.75% 4/1/46	69,000	74,210
General Motors Financial Co., Inc.:
4.35% 4/9/25	84,000	82,724
5.65% 1/17/29	250,000	256,065
6.4% 1/9/33	100,000	106,410
Honda Motor Co. Ltd. 2.271% 3/10/25	310,000	300,432
		2,488,862
Broadline Retail - 0.3%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	240,000	198,785
3.15% 2/9/51	245,000	161,609
Amazon.com, Inc.:
0.8% 6/3/25	110,000	104,211
1% 5/12/26	6,000	5,543
2.1% 5/12/31	105,000	90,542
2.5% 6/3/50	110,000	73,174
2.7% 6/3/60	160,000	105,792
3.1% 5/12/51	105,000	78,045
3.15% 8/22/27	460,000	441,492
3.875% 8/22/37	440,000	408,291
4.05% 8/22/47	280,000	252,454
eBay, Inc. 5.95% 11/22/27	170,000	177,445
Kohl's Corp. 4.25% 7/17/25	265,000	258,610
		2,355,993
Diversified Consumer Services - 0.1%
American University 3.672% 4/1/49	130,000	105,146
Duke University 2.832% 10/1/55	30,000	20,393
George Washington University 4.126% 9/15/48	100,000	91,698
Ingersoll-Rand Global Holding Co. Ltd. 3.75% 8/21/28	210,000	204,681
Massachusetts Institute of Technology 2.989% 7/1/50	250,000	187,266
Northwestern University 3.662% 12/1/57	100,000	80,286
University of Chicago 3% 10/1/52	100,000	71,745
University of Southern California 2.945% 10/1/51	240,000	169,048
		930,263
Hotels, Restaurants & Leisure - 0.3%
Expedia, Inc.:
3.8% 2/15/28	50,000	48,202
5% 2/15/26	160,000	159,822
Marriott International, Inc. 3.125% 6/15/26	390,000	374,737
McDonald's Corp.:
2.125% 3/1/30	400,000	349,553
2.625% 9/1/29	150,000	137,265
3.3% 7/1/25	32,000	31,258
3.5% 7/1/27	91,000	88,391
3.6% 7/1/30	340,000	322,506
3.8% 4/1/28	84,000	81,908
4.2% 4/1/50	40,000	35,377
4.7% 12/9/35	109,000	107,641
Starbucks Corp.:
2.55% 11/15/30	597,000	528,001
4.5% 11/15/48	50,000	45,577
		2,310,238
Household Durables - 0.0%
Whirlpool Corp. 4.75% 2/26/29	160,000	159,327
Leisure Products - 0.0%
Hasbro, Inc. 3.55% 11/19/26	190,000	180,161
Specialty Retail - 0.5%
Advance Auto Parts, Inc. 5.95% 3/9/28	66,000	65,657
AutoNation, Inc. 1.95% 8/1/28	100,000	85,986
AutoZone, Inc.:
3.625% 4/15/25	62,000	60,880
4% 4/15/30	150,000	144,113
Lowe's Companies, Inc.:
3.5% 4/1/51	300,000	224,251
3.65% 4/5/29	80,000	77,108
4.05% 5/3/47	53,000	43,609
5% 4/15/33	470,000	480,000
5.75% 7/1/53	30,000	31,783
O'Reilly Automotive, Inc. 3.6% 9/1/27	260,000	250,579
The Home Depot, Inc.:
2.7% 4/15/30	146,000	133,345
2.8% 9/14/27	84,000	79,843
2.95% 6/15/29	686,000	644,742
3.35% 4/15/50	100,000	77,725
3.5% 9/15/56	50,000	39,295
3.9% 6/15/47	29,000	24,940
4.25% 4/1/46	104,000	93,950
4.5% 12/6/48	90,000	84,855
TJX Companies, Inc. 3.875% 4/15/30	687,000	663,928
		3,306,589
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	38,000	36,950
2.85% 3/27/30	570,000	524,063
3.375% 3/27/50	40,000	32,669
Tapestry, Inc. 7.85% 11/27/33	110,000	117,357
		711,039
TOTAL CONSUMER DISCRETIONARY		12,488,585
CONSUMER STAPLES - 2.1%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc.:
4% 4/13/28	91,000	89,881
4.5% 6/1/50	100,000	95,104
4.6% 4/15/48	78,000	73,825
4.6% 6/1/60	50,000	46,614
4.95% 1/15/42	461,000	461,130
5.45% 1/23/39	270,000	284,619
5.55% 1/23/49	130,000	139,699
5.8% 1/23/59 (Reg. S)	170,000	190,455
Constellation Brands, Inc.:
3.6% 2/15/28	63,000	60,447
5.25% 11/15/48	50,000	49,494
Diageo Capital PLC:
1.375% 9/29/25	200,000	188,799
2% 4/29/30	200,000	172,730
Dr. Pepper Snapple Group, Inc.:
2.55% 9/15/26	50,000	47,187
3.8% 5/1/50	190,000	154,214
Molson Coors Beverage Co. 4.2% 7/15/46	92,000	78,394
PepsiCo, Inc.:
1.4% 2/25/31	440,000	363,842
1.625% 5/1/30	267,000	227,445
4% 5/2/47	116,000	103,118
The Coca-Cola Co.:
1.45% 6/1/27	30,000	27,410
1.65% 6/1/30	30,000	25,696
2.5% 6/1/40	30,000	22,682
2.6% 6/1/50	30,000	20,722
2.75% 6/1/60	30,000	20,761
2.875% 5/5/41	150,000	118,779
3.45% 3/25/30	186,000	178,613
4.2% 3/25/50	150,000	140,361
		3,382,021
Consumer Staples Distribution & Retail - 0.8%
Costco Wholesale Corp. 1.375% 6/20/27	395,000	358,395
Dollar General Corp. 5% 11/1/32	110,000	109,699
Dollar Tree, Inc. 4% 5/15/25	248,000	243,437
Kroger Co.:
1.7% 1/15/31	400,000	323,278
2.65% 10/15/26	230,000	217,318
3.7% 8/1/27	100,000	96,747
5.4% 1/15/49	28,000	27,994
Sysco Corp.:
3.3% 2/15/50	50,000	36,671
4.45% 3/15/48	52,000	45,596
6.6% 4/1/50	220,000	258,192
Target Corp.:
2.25% 4/15/25	508,000	492,565
2.65% 9/15/30	77,000	68,930
2.95% 1/15/52	100,000	71,532
3.9% 11/15/47	40,000	34,475
4% 7/1/42	15,000	13,585
Walmart, Inc.:
3.05% 7/8/26	10,000	9,702
3.3% 4/22/24	3,220,000	3,198,668
3.625% 12/15/47	20,000	16,926
3.7% 6/26/28	170,000	167,940
3.9% 4/15/28	250,000	247,300
3.95% 6/28/38	150,000	142,822
4.05% 6/29/48	80,000	73,077
4.1% 4/15/33	350,000	346,680
		6,601,529
Food Products - 0.4%
Archer Daniels Midland Co.:
2.5% 8/11/26	450,000	428,560
4.5% 8/15/33	100,000	100,003
Campbell Soup Co. 4.15% 3/15/28	80,000	78,334
Conagra Brands, Inc.:
4.85% 11/1/28	190,000	189,683
5.3% 11/1/38	13,000	12,727
5.4% 11/1/48	60,000	58,102
General Mills, Inc.:
2.875% 4/15/30	40,000	36,147
3% 2/1/51	80,000	55,595
4.2% 4/17/28	89,000	87,768
JBS U.S.A. Lux SA / JBS Food Co.:
3% 5/15/32	100,000	81,416
5.75% 4/1/33	330,000	326,894
Kellanova 4.5% 4/1/46	32,000	28,604
Kraft Heinz Foods Co.:
4.375% 6/1/46	140,000	122,639
4.625% 10/1/39	100,000	92,952
5% 7/15/35	150,000	150,785
Pilgrim's Pride Corp. 3.5% 3/1/32	100,000	84,542
The J.M. Smucker Co. 6.2% 11/15/33	270,000	294,485
Tyson Foods, Inc.:
4% 3/1/26	170,000	166,691
5.1% 9/28/48	50,000	45,343
Unilever Capital Corp.:
1.375% 9/14/30	135,000	111,748
2% 7/28/26	280,000	263,892
		2,816,910
Household Products - 0.2%
Colgate-Palmolive Co. 3.1% 8/15/27	430,000	414,966
Kimberly-Clark Corp.:
1.05% 9/15/27	110,000	98,079
3.05% 8/15/25	490,000	477,331
3.1% 3/26/30	22,000	20,522
Procter & Gamble Co.:
3% 3/25/30	105,000	98,326
3.55% 3/25/40	160,000	142,397
		1,251,621
Personal Care Products - 0.0%
Estee Lauder Companies, Inc.:
1.95% 3/15/31	200,000	167,517
4.375% 6/15/45	50,000	45,346
Kenvue, Inc.:
4.9% 3/22/33	65,000	67,001
5.05% 3/22/28	65,000	66,589
5.05% 3/22/53	65,000	67,249
		413,702
Tobacco - 0.3%
Altria Group, Inc.:
2.625% 9/16/26	110,000	104,036
3.4% 5/6/30	300,000	273,653
3.875% 9/16/46	38,000	28,462
4.45% 5/6/50	80,000	63,439
4.8% 2/14/29	120,000	119,617
5.8% 2/14/39	100,000	101,859
5.95% 2/14/49	30,000	30,555
BAT Capital Corp.:
3.557% 8/15/27	130,000	124,061
4.39% 8/15/37	521,000	436,249
4.54% 8/15/47	213,000	163,526
Philip Morris International, Inc.:
2.875% 5/1/24	80,000	79,257
3.125% 3/2/28	54,000	51,022
4.375% 11/15/41	265,000	235,105
4.875% 2/15/28	30,000	30,321
5.375% 2/15/33	100,000	102,570
6.375% 5/16/38	100,000	111,895
		2,055,627
TOTAL CONSUMER STAPLES		16,521,410
ENERGY - 1.7%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 4.08% 12/15/47	172,000	145,486
Halliburton Co. 4.5% 11/15/41	100,000	90,337
		235,823
Oil, Gas & Consumable Fuels - 1.7%
Apache Corp. 5.25% 2/1/42	100,000	83,685
Canadian Natural Resources Ltd.:
3.85% 6/1/27	558,000	541,860
4.95% 6/1/47	19,000	17,153
Cenovus Energy, Inc. 5.4% 6/15/47	74,000	69,850
Cheniere Energy Partners LP 4.5% 10/1/29	100,000	95,647
Chevron Corp.:
1.554% 5/11/25	80,000	76,709
1.995% 5/11/27	80,000	74,244
2.236% 5/11/30	80,000	70,881
2.978% 5/11/40	80,000	62,811
3.078% 5/11/50	80,000	60,388
Chevron U.S.A., Inc.:
3.85% 1/15/28	55,000	54,242
4.95% 8/15/47	30,000	29,866
ConocoPhillips Co.:
5.95% 3/15/46	86,000	93,102
6.5% 2/1/39	260,000	300,571
Devon Energy Corp. 5% 6/15/45	80,000	70,622
Diamondback Energy, Inc. 4.25% 3/15/52	120,000	96,866
Eastern Gas Transmission & Storage, Inc. 3.9% 11/15/49	60,000	44,209
Enbridge Energy Partners LP 5.875% 10/15/25	76,000	76,793
Enbridge, Inc.:
5.5% 12/1/46	60,000	59,003
5.7% 3/8/33	220,000	228,667
8.5% 1/15/84 (b)	40,000	42,546
Energy Transfer LP:
4.5% 4/15/24	50,000	49,813
5% 5/15/50	160,000	142,651
5.8% 6/15/38	70,000	70,211
6% 6/15/48	356,000	358,644
6.25% 4/15/49	30,000	31,023
6.55% 12/1/33	170,000	184,501
Enterprise Products Operating LP:
3.125% 7/31/29	70,000	65,472
3.95% 2/15/27	85,000	83,612
4.2% 1/31/50	418,000	362,565
4.25% 2/15/48	105,000	92,209
5.35% 1/31/33	100,000	104,656
EOG Resources, Inc. 4.375% 4/15/30	510,000	507,936
Equinor ASA:
3.125% 4/6/30	357,000	335,221
3.25% 11/18/49	160,000	121,210
3.625% 9/10/28	120,000	116,906
Exxon Mobil Corp.:
3.452% 4/15/51	330,000	258,873
4.227% 3/19/40	421,000	390,698
Hess Corp.:
4.3% 4/1/27	150,000	148,411
7.125% 3/15/33	130,000	150,254
Kinder Morgan Energy Partners LP:
5% 8/15/42	100,000	90,012
5% 3/1/43	215,000	191,730
Kinder Morgan, Inc.:
4.3% 3/1/28	112,000	110,430
5.2% 6/1/33	250,000	248,494
5.2% 3/1/48	30,000	27,381
7.75% 1/15/32	110,000	125,058
Magellan Midstream Partners LP:
3.95% 3/1/50	75,000	57,300
5% 3/1/26	72,000	71,846
Marathon Oil Corp. 4.4% 7/15/27	240,000	234,071
Marathon Petroleum Corp.:
4.75% 9/15/44	21,000	18,724
5.125% 12/15/26	410,000	414,472
MPLX LP:
4.7% 4/15/48	28,000	24,131
4.8% 2/15/29	30,000	29,786
5.5% 2/15/49	310,000	299,798
Occidental Petroleum Corp. 6.6% 3/15/46	220,000	238,203
ONEOK, Inc.:
4.45% 9/1/49	40,000	33,459
4.55% 7/15/28	59,000	58,255
5.65% 11/1/28	50,000	51,760
6.05% 9/1/33	130,000	137,737
6.1% 11/15/32	220,000	233,770
6.625% 9/1/53	100,000	111,914
Ovintiv, Inc. 6.5% 2/1/38	50,000	51,571
Phillips 66 Co.:
3.15% 12/15/29	170,000	155,511
3.3% 3/15/52	140,000	100,239
3.9% 3/15/28	94,000	91,381
Pioneer Natural Resources Co.:
1.125% 1/15/26	230,000	213,492
1.9% 8/15/30	19,000	16,131
Plains All American Pipeline LP/PAA Finance Corp. 5.15% 6/1/42	100,000	90,431
Sabine Pass Liquefaction LLC 4.5% 5/15/30	850,000	830,676
Shell International Finance BV:
3.125% 11/7/49	100,000	73,484
3.25% 4/6/50	100,000	75,124
3.75% 9/12/46	70,000	58,166
4.375% 5/11/45	293,000	268,447
Spectra Energy Partners LP 3.375% 10/15/26	158,000	152,111
Suncor Energy, Inc. 4% 11/15/47	179,000	141,629
Targa Resources Corp. 6.125% 3/15/33	250,000	263,210
The Williams Companies, Inc.:
2.6% 3/15/31	160,000	136,803
3.75% 6/15/27	35,000	33,734
4.85% 3/1/48	83,000	75,391
5.4% 3/2/26	120,000	121,199
5.65% 3/15/33	60,000	62,677
Total Capital International SA 3.127% 5/29/50	220,000	161,274
TransCanada PipeLines Ltd.:
4.1% 4/15/30	190,000	180,730
7.625% 1/15/39	231,000	276,588
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	66,000	59,825
3.95% 5/15/50	180,000	145,241
Valero Energy Corp.:
2.85% 4/15/25	190,000	183,825
3.65% 12/1/51	100,000	72,643
4.35% 6/1/28	20,000	19,706
Western Gas Partners LP 5.3% 3/1/48	100,000	87,119
		12,831,270
TOTAL ENERGY		13,067,093
FINANCIALS - 9.4%
Banks - 5.5%
Banco Santander SA:
1.849% 3/25/26	200,000	185,130
2.749% 12/3/30	200,000	166,019
2.958% 3/25/31	200,000	171,823
6.607% 11/7/28	200,000	212,895
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 1.290% 5.08% 1/20/27 (b)(c)	800,000	798,238
0.981% 9/25/25 (b)	600,000	579,080
1.197% 10/24/26 (b)	924,000	857,986
2.651% 3/11/32 (b)	180,000	151,979
2.676% 6/19/41 (b)	200,000	142,976
2.687% 4/22/32 (b)	356,000	300,617
3.419% 12/20/28 (b)	220,000	207,224
3.458% 3/15/25 (b)	1,900,000	1,890,937
3.946% 1/23/49 (b)	23,000	19,331
3.97% 3/5/29 (b)	125,000	119,389
3.974% 2/7/30 (b)	60,000	56,790
4% 1/22/25	370,000	365,015
4.083% 3/20/51 (b)	220,000	185,114
4.271% 7/23/29 (b)	80,000	77,239
4.33% 3/15/50 (b)	60,000	52,811
5% 1/21/44	400,000	392,251
5.288% 4/25/34 (b)	500,000	501,151
5.872% 9/15/34 (b)	260,000	272,160
6.204% 11/10/28 (b)	500,000	521,570
Bank of Montreal 5.266% 12/11/26	300,000	304,124
Bank of Nova Scotia:
1.95% 2/2/27	100,000	92,090
3.4% 2/11/24	140,000	139,569
4.85% 2/1/30	120,000	119,794
5.25% 6/12/28	50,000	50,752
Barclays PLC:
2.279% 11/24/27 (b)	400,000	367,524
2.852% 5/7/26 (b)	516,000	497,503
5.088% 6/20/30 (b)	726,000	702,893
5.501% 8/9/28 (b)	220,000	221,019
Canadian Imperial Bank of Commerce 3.6% 4/7/32	143,000	130,387
Citigroup, Inc.:
2.976% 11/5/30 (b)	270,000	240,407
3.106% 4/8/26 (b)	500,000	485,955
3.29% 3/17/26 (b)	170,000	165,504
3.52% 10/27/28 (b)	205,000	193,882
3.98% 3/20/30 (b)	160,000	151,828
4.412% 3/31/31 (b)	370,000	353,885
4.65% 7/23/48	78,000	71,838
5.316% 3/26/41 (b)	617,000	618,803
5.875% 2/22/33	410,000	426,262
6.27% 11/17/33 (b)	100,000	107,001
Citizens Financial Group, Inc.:
2.638% 9/30/32	78,000	60,221
2.85% 7/27/26	100,000	93,195
Export-Import Bank of Korea:
2.875% 1/21/25	350,000	342,920
5.125% 9/18/28	380,000	390,394
Fifth Third Bancorp:
2.55% 5/5/27	200,000	184,475
6.361% 10/27/28 (b)	120,000	124,511
HSBC Holdings PLC:
2.848% 6/4/31 (b)	380,000	326,756
2.871% 11/22/32 (b)	200,000	166,157
4.292% 9/12/26 (b)	1,260,000	1,233,347
5.402% 8/11/33 (b)	250,000	251,083
6.8% 6/1/38	449,000	479,339
7.39% 11/3/28 (b)	220,000	235,738
Huntington Bancshares, Inc.:
4.443% 8/4/28 (b)	70,000	67,850
6.208% 8/21/29 (b)	130,000	134,047
ING Groep NV 2.727% 4/1/32 (b)	200,000	171,247
Japan Bank International Cooperation:
0.625% 7/15/25	750,000	703,905
1.25% 1/21/31	580,000	470,751
JPMorgan Chase & Co.:
1.47% 9/22/27 (b)	390,000	353,344
1.578% 4/22/27 (b)	188,000	173,491
1.953% 2/4/32 (b)	250,000	203,224
2.083% 4/22/26 (b)	200,000	191,570
2.522% 4/22/31 (b)	150,000	129,711
2.545% 11/8/32 (b)	40,000	33,375
2.58% 4/22/32 (b)	189,000	159,863
2.739% 10/15/30 (b)	720,000	640,169
2.95% 10/1/26	224,000	213,376
2.956% 5/13/31 (b)	50,000	43,939
3.109% 4/22/51 (b)	100,000	71,855
3.54% 5/1/28 (b)	660,000	629,872
3.875% 9/10/24	240,000	237,326
3.882% 7/24/38 (b)	734,000	649,730
4.005% 4/23/29 (b)	43,000	41,372
4.203% 7/23/29 (b)	30,000	29,152
4.452% 12/5/29 (b)	200,000	195,998
4.565% 6/14/30 (b)	470,000	459,923
4.95% 6/1/45	135,000	129,060
5.35% 6/1/34 (b)	270,000	273,843
5.717% 9/14/33 (b)	120,000	124,164
KeyCorp 2.25% 4/6/27	350,000	315,126
Korea Development Bank:
0.4% 6/19/24	300,000	293,570
1.625% 1/19/31	200,000	164,535
Lloyds Banking Group PLC:
4.45% 5/8/25	200,000	197,561
4.582% 12/10/25	1,518,000	1,485,582
M&T Bank Corp. 4.553% 8/16/28 (b)	170,000	163,771
Mitsubishi UFJ Financial Group, Inc.:
2.193% 2/25/25	740,000	714,709
2.341% 1/19/28 (b)	210,000	194,313
3.287% 7/25/27	150,000	143,060
3.751% 7/18/39	290,000	253,749
3.777% 3/2/25	84,000	82,566
5.242% 4/19/29 (b)	200,000	202,991
Mizuho Financial Group, Inc.:
1.554% 7/9/27 (b)	285,000	260,436
2.226% 5/25/26 (b)	400,000	382,254
5.778% 7/6/29 (b)	310,000	318,891
National Australia Bank Ltd. 4.966% 1/12/26	260,000	261,800
NatWest Group PLC:
3.073% 5/22/28 (b)	290,000	269,309
5.847% 3/2/27 (b)	200,000	201,674
Oesterreichische Kontrollbank AG 0.375% 9/17/25	83,000	77,425
PNC Financial Services Group, Inc.:
1.15% 8/13/26	514,000	467,454
2.2% 11/1/24	70,000	68,056
5.354% 12/2/28 (b)	90,000	91,045
5.582% 6/12/29 (b)	100,000	102,133
5.939% 8/18/34 (b)	100,000	103,954
Rabobank Nederland New York Branch 0.375% 1/12/24	1,300,000	1,298,271
Royal Bank of Canada:
0.75% 10/7/24	480,000	463,360
2.55% 7/16/24	360,000	354,493
4.65% 1/27/26	55,000	54,534
5% 5/2/33	130,000	132,521
6% 11/1/27	100,000	104,765
Santander Holdings U.S.A., Inc.:
4.5% 7/17/25	82,000	81,049
6.565% 6/12/29 (b)	100,000	103,133
Santander UK Group Holdings PLC 6.534% 1/10/29 (b)	200,000	206,929
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	400,000	378,513
2.142% 9/23/30	70,000	57,992
2.174% 1/14/27	800,000	739,546
2.348% 1/15/25	200,000	194,121
2.75% 1/15/30	200,000	176,797
3.784% 3/9/26	640,000	623,747
The Toronto-Dominion Bank:
1.95% 1/12/27	100,000	92,381
2.65% 6/12/24	510,000	503,615
5.156% 1/10/28	360,000	365,430
Truist Financial Corp.:
1.2% 8/5/25	700,000	656,940
1.267% 3/2/27 (b)	29,000	26,548
4.916% 7/28/33 (b)	50,000	46,548
5.867% 6/8/34 (b)	100,000	102,009
U.S. Bancorp:
1.375% 7/22/30	210,000	169,259
2.491% 11/3/36 (b)	50,000	38,777
3.1% 4/27/26	240,000	229,986
5.775% 6/12/29 (b)	200,000	205,471
Wachovia Corp. 5.5% 8/1/35	60,000	60,759
Wells Fargo & Co.:
2.164% 2/11/26 (b)	310,000	298,351
2.188% 4/30/26 (b)	340,000	325,844
2.572% 2/11/31 (b)	690,000	596,243
3.068% 4/30/41 (b)	100,000	75,656
3.584% 5/22/28 (b)	82,000	78,110
3.75% 1/24/24	150,000	149,797
4.1% 6/3/26	1,194,000	1,167,738
4.75% 12/7/46	157,000	138,271
4.897% 7/25/33 (b)	130,000	126,643
5.013% 4/4/51 (b)	130,000	123,654
5.375% 2/7/35	100,000	103,481
5.389% 4/24/34 (b)	280,000	281,216
5.557% 7/25/34 (b)	200,000	203,622
5.574% 7/25/29 (b)	200,000	204,214
Westpac Banking Corp.:
2.894% 2/4/30 (b)	590,000	568,384
4.11% 7/24/34 (b)	320,000	292,554
		43,106,274
Capital Markets - 1.6%
Ameriprise Financial, Inc. 2.875% 9/15/26	100,000	95,693
Ares Capital Corp. 2.15% 7/15/26	234,000	213,308
Bank of New York Mellon Corp.:
1.8% 7/28/31	80,000	65,104
3.85% 4/28/28	27,000	26,322
4.543% 2/1/29 (b)	240,000	238,154
5.802% 10/25/28 (b)	110,000	114,046
BlackRock, Inc. 3.5% 3/18/24	470,000	467,960
Blackstone Private Credit Fund:
2.7% 1/15/25	160,000	154,326
4.7% 3/24/25	180,000	176,913
7.3% 11/27/28 (d)	50,000	51,976
Brookfield Finance, Inc. 2.724% 4/15/31	312,000	263,171
Charles Schwab Corp.:
1.65% 3/11/31	70,000	56,500
2% 3/20/28	215,000	191,262
3.2% 3/2/27	350,000	333,057
6.136% 8/24/34 (b)	80,000	84,326
CME Group, Inc. 3.75% 6/15/28	110,000	107,583
Credit Suisse AG 0.495% 2/2/24	700,000	696,895
Credit Suisse U.S.A., Inc. 7.125% 7/15/32	60,000	68,209
Deutsche Bank AG 4.1% 1/13/26	200,000	196,139
Deutsche Bank AG New York Branch:
2.311% 11/16/27 (b)	150,000	137,159
3.7% 5/30/24	200,000	197,936
3.729% 1/14/32 (b)	200,000	167,632
4.1% 1/13/26	200,000	194,394
Goldman Sachs Group, Inc.:
2.615% 4/22/32 (b)	255,000	214,049
3.691% 6/5/28 (b)	440,000	420,392
4.017% 10/31/38 (b)	887,000	773,789
4.223% 5/1/29 (b)	60,000	58,040
4.411% 4/23/39 (b)	230,000	207,977
4.75% 10/21/45	28,000	26,530
6.75% 10/1/37	230,000	253,169
Intercontinental Exchange, Inc.:
1.85% 9/15/32	180,000	144,167
2.65% 9/15/40	80,000	59,396
3% 6/15/50	138,000	98,743
3.75% 9/21/28	50,000	48,529
4.6% 3/15/33	240,000	238,050
Jefferies Financial Group, Inc.:
4.85% 1/15/27	100,000	99,595
5.875% 7/21/28	140,000	143,556
Moody's Corp. 4.875% 12/17/48	123,000	115,839
Morgan Stanley:
2.699% 1/22/31 (b)	230,000	201,061
3.591% 7/22/28 (b)	210,000	200,475
3.625% 1/20/27	96,000	93,071
3.772% 1/24/29 (b)	300,000	286,105
3.971% 7/22/38 (b)	120,000	105,020
4.375% 1/22/47	148,000	133,193
4.457% 4/22/39 (b)	295,000	272,938
5.164% 4/20/29 (b)	200,000	201,143
5.25% 4/21/34 (b)	420,000	419,957
5.297% 4/20/37 (b)	140,000	136,234
5.597% 3/24/51 (b)	90,000	96,806
5.948% 1/19/38 (b)	80,000	80,904
6.342% 10/18/33 (b)	320,000	345,056
6.375% 7/24/42	190,000	219,491
NASDAQ, Inc.:
2.5% 12/21/40	100,000	69,305
5.35% 6/28/28	90,000	92,695
5.55% 2/15/34	40,000	41,554
5.95% 8/15/53	8,000	8,593
Nomura Holdings, Inc. 3.103% 1/16/30	623,000	550,405
Northern Trust Corp. 1.95% 5/1/30	220,000	189,046
S&P Global, Inc.:
2.3% 8/15/60	100,000	59,856
2.45% 3/1/27	590,000	556,343
4.75% 8/1/28	140,000	142,359
State Street Corp.:
1.684% 11/18/27 (b)	204,000	187,125
4.821% 1/26/34 (b)	100,000	98,399
UBS Group AG 4.55% 4/17/26	250,000	246,733
		12,233,753
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.45% 10/29/26	250,000	231,480
2.875% 8/14/24	150,000	147,134
3.85% 10/29/41	150,000	120,808
4.45% 4/3/26	150,000	147,287
4.625% 10/15/27	220,000	215,417
4.875% 1/16/24	150,000	149,904
Ally Financial, Inc.:
5.125% 9/30/24	290,000	287,674
5.8% 5/1/25	250,000	250,216
6.848% 1/3/30 (b)	120,000	123,287
6.992% 6/13/29 (b)	120,000	123,931
American Express Co.:
2.5% 7/30/24	219,000	215,138
2.55% 3/4/27	100,000	93,682
3.3% 5/3/27	30,000	28,688
4.05% 12/3/42	160,000	143,770
Capital One Financial Corp.:
3.75% 7/28/26	70,000	67,036
3.8% 1/31/28	251,000	238,337
5.817% 2/1/34 (b)	150,000	149,269
6.377% 6/8/34 (b)	50,000	51,460
Ford Motor Credit Co. LLC:
6.798% 11/7/28	280,000	292,982
6.8% 5/12/28	310,000	323,780
7.2% 6/10/30	200,000	213,009
John Deere Capital Corp.:
2.6% 3/7/24	60,000	59,658
2.8% 7/18/29	220,000	204,112
Synchrony Financial:
3.95% 12/1/27	150,000	140,275
4.375% 3/19/24	45,000	44,839
5.15% 3/19/29	159,000	154,387
Toyota Motor Credit Corp.:
3% 4/1/25	580,000	566,977
4.7% 1/12/33	70,000	71,865
5.45% 11/10/27	380,000	393,512
		5,249,914
Financial Services - 1.0%
AB Svensk Exportkredit 2.25% 3/22/27	400,000	376,187
Aon Corp. / Aon Global Holdings PLC 5.35% 2/28/33	200,000	205,111
Berkshire Hathaway, Inc. 4.5% 2/11/43	33,000	32,054
BP Capital Markets America, Inc.:
3% 2/24/50	240,000	169,741
3.001% 3/17/52	100,000	70,150
Brixmor Operating Partnership LP:
4.05% 7/1/30	41,000	38,313
4.125% 5/15/29	19,000	18,081
CNH Industrial Capital LLC 5.5% 1/12/29	120,000	123,671
Corebridge Financial, Inc.:
3.5% 4/4/25	130,000	126,732
3.85% 4/5/29	80,000	75,384
6.875% 12/15/52 (b)	100,000	99,661
DH Europe Finance II SARL:
2.2% 11/15/24	70,000	68,178
2.6% 11/15/29	80,000	72,407
3.4% 11/15/49	50,000	39,470
Equitable Holdings, Inc. 4.35% 4/20/28	360,000	347,584
Fedex Corp. 2020-1 Class AA pass-thru Trust equipment trust certificate 1.875% 8/20/35	32,744	27,205
Fidelity National Information Services, Inc.:
1.15% 3/1/26	246,000	227,293
2.25% 3/1/31	200,000	168,958
Fiserv, Inc.:
2.75% 7/1/24	440,000	433,416
3.5% 7/1/29	80,000	75,266
4.4% 7/1/49	240,000	211,538
Global Payments, Inc.:
1.2% 3/1/26	346,000	317,872
5.4% 8/15/32	140,000	141,365
Japan International Cooperation Agency 1.75% 4/28/31	200,000	166,140
KfW:
0% 4/18/36	200,000	119,598
0.375% 7/18/25	2,072,000	1,944,950
2.625% 2/28/24	400,000	398,261
2.875% 4/3/28	14,000	13,367
MasterCard, Inc.:
2% 11/18/31	240,000	202,422
2.95% 6/1/29	50,000	47,063
3.3% 3/26/27	38,000	36,849
3.35% 3/26/30	53,000	50,545
3.85% 3/26/50	115,000	100,303
National Rural Utilities Cooperative Finance Corp.:
4.15% 12/15/32	170,000	161,308
5.8% 1/15/33	60,000	63,539
PayPal Holdings, Inc.:
1.65% 6/1/25	70,000	66,809
2.3% 6/1/30	120,000	104,888
4.4% 6/1/32	100,000	99,355
The Western Union Co. 2.85% 1/10/25	70,000	68,012
Visa, Inc.:
1.1% 2/15/31	250,000	202,602
2.05% 4/15/30	350,000	307,538
2.7% 4/15/40	150,000	115,732
4.15% 12/14/35	38,000	37,247
		7,772,165
Insurance - 0.6%
ACE INA Holdings, Inc.:
1.375% 9/15/30	350,000	287,928
4.35% 11/3/45	128,000	120,190
AFLAC, Inc. 3.6% 4/1/30	224,000	211,499
Allstate Corp.:
1.45% 12/15/30	110,000	88,857
5.55% 5/9/35	156,000	161,683
American International Group, Inc.:
4.25% 3/15/29	100,000	96,238
4.375% 6/30/50	240,000	214,237
4.5% 7/16/44	25,000	22,553
4.75% 4/1/48	100,000	94,182
5.75% 4/1/48 (b)	280,000	275,585
Aon Corp. 3.75% 5/2/29	120,000	114,788
Arch Capital Group U.S., Inc. 5.144% 11/1/43	50,000	47,266
Arthur J. Gallagher & Co. 5.75% 3/2/53	45,000	45,792
Assured Guaranty U.S. Holdings, Inc. 6.125% 9/15/28	70,000	73,471
Athene Holding Ltd. 6.65% 2/1/33	100,000	106,130
Baylor Scott & White Holdings Series 2021, 2.839% 11/15/50	120,000	82,895
Berkshire Hathaway Finance Corp.:
1.45% 10/15/30	120,000	100,819
2.85% 10/15/50	220,000	154,053
4.2% 8/15/48	243,000	223,613
Brighthouse Financial, Inc.:
4.7% 6/22/47	28,000	22,254
5.625% 5/15/30	80,000	81,017
Fairfax Financial Holdings Ltd. 5.625% 8/16/32	70,000	69,932
Hartford Financial Services Group, Inc. 4.4% 3/15/48	70,000	61,228
Lincoln National Corp. 4.35% 3/1/48	160,000	126,700
Markel Group, Inc. 5% 5/20/49	50,000	46,514
Marsh & McLennan Companies, Inc.:
4.2% 3/1/48	110,000	95,331
4.9% 3/15/49	50,000	48,404
5.7% 9/15/53	20,000	21,734
5.75% 11/1/32	100,000	107,517
MetLife, Inc.:
4.05% 3/1/45	18,000	15,516
4.55% 3/23/30	600,000	603,379
4.875% 11/13/43	100,000	97,469
Principal Financial Group, Inc. 5.375% 3/15/33	120,000	122,700
Progressive Corp.:
2.5% 3/15/27	100,000	93,824
4.2% 3/15/48	135,000	120,180
Prudential Financial, Inc.:
3.878% 3/27/28	23,000	22,416
3.935% 12/7/49	38,000	31,260
4.35% 2/25/50	285,000	252,371
5.125% 3/1/52 (b)	50,000	46,991
6% 9/1/52 (b)	40,000	39,808
Reinsurance Group of America, Inc. 3.95% 9/15/26	50,000	48,439
The Travelers Companies, Inc.:
2.55% 4/27/50	200,000	131,337
4% 5/30/47	32,000	27,527
Unum Group 4% 6/15/29	100,000	94,902
Willis Group North America, Inc. 2.95% 9/15/29	170,000	152,046
		5,102,575
TOTAL FINANCIALS		73,464,681
HEALTH CARE - 2.8%
Biotechnology - 0.5%
AbbVie, Inc.:
2.6% 11/21/24	60,000	58,614
2.95% 11/21/26	50,000	47,945
3.2% 11/21/29	80,000	74,783
3.8% 3/15/25	61,000	60,168
4.05% 11/21/39	50,000	45,147
4.25% 11/21/49	390,000	347,550
4.3% 5/14/36	140,000	134,095
4.55% 3/15/35	80,000	78,452
4.7% 5/14/45	120,000	114,190
4.875% 11/14/48	100,000	97,485
Amgen, Inc.:
3.15% 2/21/40	410,000	319,031
3.2% 11/2/27	56,000	53,496
3.375% 2/21/50	110,000	81,887
4.2% 3/1/33	260,000	247,310
4.4% 5/1/45	102,000	90,530
4.875% 3/1/53	50,000	46,721
5.15% 3/2/28	480,000	491,400
5.25% 3/2/33	100,000	102,523
5.65% 3/2/53	182,000	191,480
5.75% 3/2/63	120,000	125,897
Biogen, Inc. 3.25% 2/15/51	270,000	193,731
Gilead Sciences, Inc.:
2.8% 10/1/50	180,000	124,232
4% 9/1/36	40,000	36,799
4.15% 3/1/47	60,000	52,209
4.5% 2/1/45	311,000	287,635
		3,503,310
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories:
3.875% 9/15/25	240,000	237,527
4.9% 11/30/46	150,000	153,268
Baxter International, Inc.:
1.915% 2/1/27	180,000	164,918
2.539% 2/1/32	180,000	150,914
Becton, Dickinson & Co.:
2.823% 5/20/30	150,000	134,065
3.7% 6/6/27	52,000	50,390
4.669% 6/6/47	130,000	121,392
Boston Scientific Corp.:
3.75% 3/1/26	120,000	116,916
4% 3/1/29	100,000	95,461
4.7% 3/1/49	140,000	134,537
GE Healthcare Holding LLC 5.905% 11/22/32	140,000	149,335
Medtronic, Inc. 4.625% 3/15/45	168,000	163,241
Stryker Corp. 2.9% 6/15/50	100,000	72,346
		1,744,310
Health Care Providers & Services - 1.2%
Aetna, Inc. 4.75% 3/15/44	60,000	53,896
AHS Hospital Corp. 2.78% 7/1/51	250,000	166,761
Allina Health System, Inc. 3.887% 4/15/49	20,000	16,799
Banner Health 2.913% 1/1/51	100,000	68,167
Baptist Healthcare System Obli 3.54% 8/15/50	100,000	73,782
Bon Secours Mercy Health, Inc. 2.095% 6/1/31	71,000	57,235
Cardinal Health, Inc. 3.41% 6/15/27	67,000	64,282
Centene Corp.:
2.45% 7/15/28	100,000	89,235
2.625% 8/1/31	130,000	108,221
3.375% 2/15/30	260,000	233,280
Children's Hospital of Philadelphia 2.704% 7/1/50	79,000	53,243
Cigna Group:
4.125% 11/15/25	25,000	24,684
4.375% 10/15/28	30,000	29,758
4.5% 2/25/26	74,000	73,464
4.8% 8/15/38	80,000	77,348
4.8% 7/15/46	465,000	432,703
4.9% 12/15/48	30,000	28,522
CommonSpirit Health:
2.76% 10/1/24	740,000	723,605
3.91% 10/1/50	125,000	98,396
CVS Health Corp.:
2.7% 8/21/40	467,000	332,936
3% 8/15/26	20,000	19,111
3.25% 8/15/29	195,000	181,710
3.75% 4/1/30	380,000	357,467
4.1% 3/25/25	32,000	31,667
4.25% 4/1/50	37,000	30,902
4.3% 3/25/28	264,000	259,525
5% 1/30/29	40,000	40,734
5.05% 3/25/48	131,000	122,525
5.25% 2/21/33	150,000	153,326
5.3% 6/1/33	70,000	71,835
5.625% 2/21/53	130,000	131,769
Elevance Health, Inc.:
3.35% 12/1/24	89,000	87,338
3.65% 12/1/27	320,000	310,395
4.101% 3/1/28	50,000	49,267
4.375% 12/1/47	175,000	155,883
4.55% 3/1/48	120,000	109,288
Franciscan Missionaries of Our Lady Health System, Inc. 3.914% 7/1/49	120,000	93,034
HCA Holdings, Inc.:
4.5% 2/15/27	1,013,000	1,001,062
5.25% 6/15/49	100,000	92,957
Humana, Inc. 3.95% 3/15/27	445,000	435,023
INTEGRIS Baptist Medical Center, Inc. 3.875% 8/15/50	83,000	63,447
Kaiser Foundation Hospitals:
2.81% 6/1/41	63,000	47,193
3.266% 11/1/49	80,000	60,147
4.15% 5/1/47	30,000	26,500
MidMichigan Health 3.409% 6/1/50	33,000	23,621
Novant Health, Inc. 3.168% 11/1/51	105,000	73,452
Orlando Health Obligated Group 3.327% 10/1/50	57,000	41,886
Piedmont Healthcare, Inc. 2.719% 1/1/42	37,000	26,675
Providence St. Joseph Health Obligated Group 2.7% 10/1/51	130,000	78,741
Sutter Health 3.361% 8/15/50	130,000	96,178
Trinity Health Corp. 2.632% 12/1/40	50,000	36,097
UnitedHealth Group, Inc.:
1.15% 5/15/26	180,000	166,630
1.25% 1/15/26	81,000	75,842
2.375% 8/15/24	90,000	88,395
2.9% 5/15/50	120,000	83,969
3.05% 5/15/41	230,000	179,720
3.5% 8/15/39	772,000	656,012
3.7% 8/15/49	40,000	32,541
3.75% 10/15/47	30,000	24,705
4.25% 1/15/29	100,000	99,837
4.45% 12/15/48	102,000	93,349
4.625% 7/15/35	100,000	100,494
5.05% 4/15/53	100,000	101,018
5.25% 2/15/28	90,000	93,066
5.35% 2/15/33	90,000	95,211
West Virginia University Health System Obligated Group 3.129% 6/1/50	70,000	46,142
		9,052,003
Life Sciences Tools & Services - 0.0%
Revvity, Inc. 2.25% 9/15/31	90,000	73,795
Thermo Fisher Scientific, Inc.:
4.95% 11/21/32	210,000	216,709
5.086% 8/10/33	20,000	20,846
		311,350
Pharmaceuticals - 0.9%
AstraZeneca Finance LLC:
1.2% 5/28/26	290,000	268,346
2.25% 5/28/31	290,000	250,036
4.875% 3/3/33	110,000	113,754
AstraZeneca PLC:
4.375% 11/16/45	45,000	42,251
4.375% 8/17/48	50,000	47,024
Bristol-Myers Squibb Co.:
2.9% 7/26/24	70,000	69,054
3.7% 3/15/52	330,000	259,325
3.9% 3/15/62	100,000	78,033
4.125% 6/15/39	100,000	90,105
4.55% 2/20/48	42,000	38,031
Eli Lilly & Co.:
2.25% 5/15/50	200,000	129,241
4.875% 2/27/53	50,000	51,714
GlaxoSmithKline Capital, Inc. 3.875% 5/15/28	130,000	128,170
GSK Consumer Healthcare Capital U.S. LLC 3.625% 3/24/32	250,000	230,600
Johnson & Johnson:
1.3% 9/1/30	110,000	92,314
2.1% 9/1/40	220,000	156,502
2.45% 3/1/26	760,000	730,930
2.45% 9/1/60	110,000	70,666
3.4% 1/15/38	116,000	102,775
3.55% 3/1/36	110,000	101,785
Merck & Co., Inc.:
3.7% 2/10/45	45,000	38,250
4.05% 5/17/28	100,000	99,561
4.15% 5/18/43	266,000	244,400
4.5% 5/17/33	150,000	151,109
5% 5/17/53	150,000	154,231
Mylan NV 4.55% 4/15/28	20,000	19,406
Novartis Capital Corp.:
1.75% 2/14/25	100,000	96,830
2% 2/14/27	320,000	299,739
2.75% 8/14/50	50,000	36,151
3% 11/20/25	460,000	447,291
3.1% 5/17/27	90,000	86,624
4% 11/20/45	35,000	31,437
Pfizer Investment Enterprises:
4.45% 5/19/28	270,000	269,860
4.65% 5/19/30	113,000	113,795
4.75% 5/19/33	200,000	200,449
5.11% 5/19/43	150,000	149,466
5.3% 5/19/53	154,000	157,216
5.34% 5/19/63	150,000	151,440
Pfizer, Inc.:
2.55% 5/28/40	125,000	91,747
2.7% 5/28/50	380,000	264,586
3.45% 3/15/29	70,000	67,446
4% 12/15/36	36,000	33,977
Royalty Pharma PLC 3.3% 9/2/40	100,000	75,116
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26	110,000	105,821
Takeda Pharmaceutical Co. Ltd.:
2.05% 3/31/30	200,000	171,375
3.025% 7/9/40	272,000	209,047
Viatris, Inc.:
2.7% 6/22/30	100,000	84,652
3.85% 6/22/40	120,000	89,254
4% 6/22/50	100,000	70,342
Zoetis, Inc. 4.45% 8/20/48	60,000	54,534
		7,115,808
TOTAL HEALTH CARE		21,726,781
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
2.125% 8/15/26	160,000	150,840
4.25% 4/1/50	50,000	46,377
L3Harris Technologies, Inc. 5.4% 1/15/27	270,000	275,602
Lockheed Martin Corp.:
4.09% 9/15/52	70,000	62,187
4.7% 5/15/46	28,000	27,389
5.9% 11/15/63	200,000	233,537
Northrop Grumman Corp.:
3.25% 1/15/28	80,000	76,446
4.03% 10/15/47	106,000	90,748
5.25% 5/1/50	120,000	123,517
RTX Corp.:
3.75% 11/1/46	30,000	23,820
4.05% 5/4/47	18,000	15,003
4.125% 11/16/28	260,000	254,013
4.35% 4/15/47	50,000	43,478
4.45% 11/16/38	370,000	340,251
5.15% 2/27/33	240,000	244,595
6.1% 3/15/34	200,000	217,049
The Boeing Co.:
3.2% 3/1/29	126,000	117,834
4.875% 5/1/25	660,000	656,692
5.705% 5/1/40	836,000	864,369
5.805% 5/1/50	130,000	134,622
		3,998,369
Air Freight & Logistics - 0.1%
FedEx Corp.:
4.05% 2/15/48	150,000	124,901
4.25% 5/15/30	175,000	171,003
4.9% 1/15/34	130,000	131,603
4.95% 10/17/48	102,000	96,750
United Parcel Service, Inc.:
2.8% 11/15/24	88,000	86,259
4.875% 3/3/33	180,000	186,835
5.3% 4/1/50	170,000	181,069
		978,420
Building Products - 0.1%
Carrier Global Corp.:
2.493% 2/15/27	50,000	47,012
2.722% 2/15/30	100,000	89,466
3.377% 4/5/40	195,000	156,888
3.577% 4/5/50	50,000	39,112
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 4.9% 12/1/32	150,000	151,595
Masco Corp.:
2% 2/15/31	103,000	84,645
3.125% 2/15/51	52,000	36,280
Owens Corning 3.875% 6/1/30	100,000	93,801
		698,799
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
1.45% 2/15/31	500,000	405,602
3.95% 5/15/28	28,000	27,446
Waste Management, Inc. 4.875% 2/15/29	320,000	327,486
		760,534
Electrical Equipment - 0.0%
Emerson Electric Co. 2% 12/21/28	130,000	116,499
Regal Rexnord Corp. 6.05% 4/15/28 (d)	170,000	172,087
		288,586
Ground Transportation - 0.4%
Burlington Northern Santa Fe LLC:
3% 4/1/25	280,000	273,813
3.05% 2/15/51	211,000	152,434
3.25% 6/15/27	30,000	28,915
4.05% 6/15/48	207,000	179,058
4.45% 3/15/43	100,000	92,871
5.2% 4/15/54	60,000	62,445
Canadian National Railway Co. 2.45% 5/1/50	210,000	137,846
Canadian Pacific Railway Co.:
1.75% 12/2/26	140,000	129,127
2.45% 12/2/31	140,000	129,830
3.1% 12/2/51	140,000	101,123
CSX Corp.:
4.3% 3/1/48	140,000	124,646
4.5% 3/15/49	160,000	146,261
4.75% 11/15/48	70,000	66,580
Norfolk Southern Corp.:
2.9% 8/25/51	110,000	74,919
3.8% 8/1/28	63,000	61,339
4.05% 8/15/52	90,000	76,019
4.15% 2/28/48	38,000	32,620
4.45% 3/1/33	150,000	148,047
5.35% 8/1/54	50,000	51,962
Union Pacific Corp.:
2.75% 3/1/26	160,000	154,043
2.891% 4/6/36	79,000	66,682
2.973% 9/16/62	290,000	195,049
3.25% 2/5/50	50,000	38,301
3.6% 9/15/37	38,000	34,003
3.839% 3/20/60	70,000	57,102
5.15% 1/20/63	120,000	120,705
		2,735,740
Industrial Conglomerates - 0.2%
3M Co.:
2.375% 8/26/29	177,000	156,642
2.65% 4/15/25	24,000	23,249
3% 8/7/25	310,000	300,453
3.05% 4/15/30	19,000	17,125
3.625% 10/15/47	50,000	38,172
3.7% 4/15/50	24,000	18,970
General Electric Co. 4.35% 5/1/50	489,000	439,825
Honeywell International, Inc.:
2.8% 6/1/50	150,000	113,991
3.812% 11/21/47	20,000	17,160
Trane Technologies Financing Ltd. 3.8% 3/21/29	125,000	120,975
		1,246,562
Machinery - 0.1%
Caterpillar Financial Services Corp. 1.1% 9/14/27	530,000	473,613
Caterpillar, Inc. 3.25% 9/19/49	110,000	86,871
Deere & Co. 2.875% 9/7/49	130,000	97,087
Eaton Corp. 4.15% 3/15/33	150,000	146,758
Otis Worldwide Corp.:
2.056% 4/5/25	48,000	46,143
2.565% 2/15/30	70,000	62,245
3.362% 2/15/50	50,000	38,704
Parker Hannifin Corp. 4% 6/14/49	110,000	95,678
Stanley Black & Decker, Inc. 2.75% 11/15/50	150,000	92,395
		1,139,494
Passenger Airlines - 0.1%
Southwest Airlines Co. 5.125% 6/15/27	595,000	597,649
United Airlines Pass-Through Trust Series 2023-1 Class A, 5.8% 7/15/37	50,000	50,704
United Airlines pass-thru trust equipment trust certificate 3.1% 1/7/30	187,936	171,325
		819,678
Professional Services - 0.0%
Thomson Reuters Corp. 3.35% 5/15/26	76,000	73,050
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.875% 1/15/26	120,000	114,320
2.875% 1/15/32	70,000	59,231
3.25% 3/1/25	88,000	85,692
3.75% 6/1/26	158,000	152,430
4.25% 2/1/24	170,000	169,728
GATX Corp. 6.9% 5/1/34	100,000	110,042
		691,443
TOTAL INDUSTRIALS		13,430,675
INFORMATION TECHNOLOGY - 1.9%
Communications Equipment - 0.0%
Cisco Systems, Inc. 5.9% 2/15/39	130,000	144,198
Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp. 3.2% 4/1/24	730,000	725,480
Corning, Inc. 5.35% 11/15/48	140,000	139,709
Dell International LLC/EMC Corp.:
5.3% 10/1/29	390,000	401,623
8.1% 7/15/36	80,000	98,392
8.35% 7/15/46	187,000	245,581
		1,610,785
IT Services - 0.2%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26	150,000	140,358
IBM Corp.:
1.95% 5/15/30	175,000	150,277
2.95% 5/15/50	175,000	120,225
3.5% 5/15/29	843,000	803,751
		1,214,611
Semiconductors & Semiconductor Equipment - 0.6%
Analog Devices, Inc. 2.8% 10/1/41	130,000	96,769
Applied Materials, Inc. 4.35% 4/1/47	28,000	26,446
Broadcom Corp./Broadcom Cayman LP 3.5% 1/15/28	1,324,000	1,269,719
Broadcom, Inc.:
3.419% 4/15/33 (d)	82,000	72,021
4% 4/15/29 (d)	70,000	67,568
4.3% 11/15/32	250,000	239,841
4.75% 4/15/29	50,000	50,113
5% 4/15/30	50,000	50,722
Intel Corp.:
3.25% 11/15/49	110,000	81,781
3.734% 12/8/47	617,000	501,131
4.875% 2/10/28	100,000	101,668
5.2% 2/10/33	550,000	574,573
KLA Corp. 4.95% 7/15/52	110,000	111,127
Lam Research Corp. 2.875% 6/15/50	150,000	106,717
Micron Technology, Inc.:
4.663% 2/15/30	230,000	224,477
5.327% 2/6/29	50,000	50,996
5.375% 4/15/28	60,000	61,056
NVIDIA Corp.:
2% 6/15/31	216,000	185,139
2.85% 4/1/30	100,000	92,483
3.5% 4/1/40	50,000	43,341
3.5% 4/1/50	50,000	41,721
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.65% 2/15/32	270,000	227,845
Qualcomm, Inc.:
1.65% 5/20/32	54,000	44,043
5.4% 5/20/33	250,000	269,910
6% 5/20/53	120,000	138,076
Texas Instruments, Inc.:
4.15% 5/15/48	70,000	63,473
4.9% 3/14/33	200,000	207,672
		5,000,428
Software - 0.5%
Microsoft Corp.:
2.525% 6/1/50	326,000	222,551
2.921% 3/17/52	534,000	394,111
3.3% 2/6/27	115,000	112,002
3.45% 8/8/36	31,000	28,513
4.2% 11/3/35	170,000	170,461
Oracle Corp.:
1.65% 3/25/26	207,000	193,105
2.5% 4/1/25	80,000	77,335
2.95% 4/1/30	150,000	135,382
3.25% 11/15/27	96,000	91,140
3.6% 4/1/50	300,000	222,212
3.8% 11/15/37	110,000	93,476
3.85% 4/1/60	80,000	57,971
3.9% 5/15/35	220,000	196,166
4% 11/15/47	187,000	148,119
4.9% 2/6/33	250,000	248,863
5.375% 7/15/40	641,000	629,821
Roper Technologies, Inc.:
1% 9/15/25	50,000	46,736
1.4% 9/15/27	50,000	44,737
1.75% 2/15/31	50,000	41,183
2% 6/30/30	330,000	280,133
Salesforce, Inc. 2.7% 7/15/41	220,000	168,038
VMware, Inc. 4.7% 5/15/30	100,000	98,640
		3,700,695
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.:
1.125% 5/11/25	772,000	736,146
1.2% 2/8/28	440,000	391,464
1.25% 8/20/30	50,000	41,504
2.375% 2/8/41	330,000	241,172
2.55% 8/20/60	200,000	131,744
2.95% 9/11/49	240,000	176,246
3% 11/13/27	96,000	92,125
3.75% 11/13/47	57,000	48,727
3.85% 5/4/43	369,000	328,482
4.3% 5/10/33	250,000	253,883
4.5% 2/23/36	90,000	91,990
HP, Inc.:
2.2% 6/17/25	160,000	153,220
4.2% 4/15/32	110,000	104,428
		2,791,131
TOTAL INFORMATION TECHNOLOGY		14,461,848
MATERIALS - 0.8%
Chemicals - 0.5%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	100,000	94,593
2.05% 5/15/30	60,000	52,426
2.7% 5/15/40	60,000	45,704
2.8% 5/15/50	100,000	71,137
Albemarle Corp. 4.65% 6/1/27	120,000	117,816
DuPont de Nemours, Inc.:
4.725% 11/15/28	35,000	35,515
5.319% 11/15/38	679,000	696,432
Eastman Chemical Co. 4.5% 12/1/28	174,000	170,318
Ecolab, Inc. 1.3% 1/30/31	300,000	244,987
International Flavors & Fragrances, Inc. 4.375% 6/1/47	50,000	38,360
LYB International Finance II BV 3.5% 3/2/27	166,000	159,228
LYB International Finance III LLC:
3.375% 10/1/40	20,000	15,330
3.625% 4/1/51	120,000	87,314
4.2% 10/15/49	100,000	79,026
Nutrien Ltd.:
4.2% 4/1/29	13,000	12,732
4.9% 3/27/28	160,000	161,441
5% 4/1/49	103,000	97,416
Sherwin-Williams Co.:
3.45% 6/1/27	290,000	279,922
3.8% 8/15/49	80,000	64,143
4.5% 6/1/47	50,000	45,732
The Dow Chemical Co.:
2.1% 11/15/30	250,000	213,935
3.6% 11/15/50	150,000	115,861
4.8% 5/15/49	50,000	45,804
7.375% 11/1/29	46,000	51,939
The Mosaic Co. 4.05% 11/15/27	90,000	87,761
Westlake Corp. 3.6% 8/15/26	625,000	603,697
		3,688,569
Construction Materials - 0.0%
Martin Marietta Materials, Inc. 2.4% 7/15/31	100,000	84,834
Containers & Packaging - 0.1%
International Paper Co. 4.8% 6/15/44	155,000	141,896
WRKCo, Inc. 4.65% 3/15/26	290,000	288,000
		429,896
Metals & Mining - 0.2%
ArcelorMittal SA 6.8% 11/29/32	80,000	86,513
Barrick Gold Corp. 5.25% 4/1/42	163,000	163,117
BHP Billiton Financial (U.S.A.) Ltd.:
5% 9/30/43	176,000	177,320
5.25% 9/8/33	90,000	93,331
Freeport-McMoRan, Inc. 5.4% 11/14/34	140,000	140,920
Newmont Corp.:
2.25% 10/1/30	100,000	86,310
2.8% 10/1/29	100,000	91,240
5.45% 6/9/44	80,000	81,237
Nucor Corp. 6.4% 12/1/37	50,000	56,835
Rio Tinto Finance (U.S.A.) Ltd.:
2.75% 11/2/51	100,000	68,333
5.2% 11/2/40	120,000	123,481
Southern Copper Corp.:
5.875% 4/23/45	30,000	30,375
6.75% 4/16/40	50,000	55,625
Vale Overseas Ltd. 3.75% 7/8/30	300,000	274,500
		1,529,137
Paper & Forest Products - 0.0%
Suzano Austria GmbH 2.5% 9/15/28	298,000	260,657
TOTAL MATERIALS		5,993,093
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	125,000	100,275
3% 5/18/51	125,000	82,331
4.85% 4/15/49	90,000	78,991
American Homes 4 Rent LP 4.9% 2/15/29	130,000	128,541
American Tower Corp.:
2.1% 6/15/30	160,000	134,210
3.1% 6/15/50	160,000	109,053
3.6% 1/15/28	32,000	30,480
3.8% 8/15/29	70,000	66,454
5.9% 11/15/33	110,000	116,460
AvalonBay Communities, Inc.:
2.3% 3/1/30	130,000	113,363
3.2% 1/15/28	63,000	59,764
Boston Properties, Inc.:
2.55% 4/1/32	90,000	71,646
3.65% 2/1/26	100,000	96,248
6.75% 12/1/27	180,000	188,468
Corporate Office Properties LP 2.75% 4/15/31	50,000	40,415
Crown Castle International Corp.:
1.35% 7/15/25	79,000	74,530
2.25% 1/15/31	100,000	82,806
3.25% 1/15/51	40,000	27,950
3.7% 6/15/26	100,000	96,498
5.1% 5/1/33	160,000	158,380
EPR Properties 3.75% 8/15/29	70,000	61,557
ERP Operating LP:
3.5% 3/1/28	61,000	58,259
4.15% 12/1/28	330,000	323,918
Federal Realty OP LP 5.375% 5/1/28	50,000	50,539
Healthpeak OP, LLC 3% 1/15/30	140,000	124,496
Highwoods/Forsyth LP 4.125% 3/15/28	80,000	73,673
Invitation Homes Operating Partnership LP 5.5% 8/15/33	50,000	50,060
Kimco Realty OP, LLC:
1.9% 3/1/28	570,000	502,525
3.3% 2/1/25	180,000	176,035
NNN (REIT), Inc. 3% 4/15/52	100,000	65,176
Omega Healthcare Investors, Inc. 5.25% 1/15/26	230,000	228,661
Prologis LP:
1.75% 2/1/31	370,000	307,266
3% 4/15/50	145,000	103,886
Public Storage 5.125% 1/15/29	260,000	268,280
Realty Income Corp.:
3.25% 1/15/31	220,000	199,884
3.4% 1/15/28	230,000	218,551
4.9% 7/15/33	50,000	49,922
Regency Centers LP 4.125% 3/15/28	60,000	57,536
Simon Property Group LP:
2.65% 7/15/30	125,000	110,616
3.375% 12/1/27	935,000	890,570
Spirit Realty LP 2.1% 3/15/28	90,000	79,916
Sun Communities Operating LP 2.7% 7/15/31	80,000	66,660
UDR, Inc. 2.1% 6/15/33	80,000	61,431
Ventas Realty LP:
4.4% 1/15/29	40,000	38,840
4.875% 4/15/49	160,000	138,866
VICI Properties LP:
4.75% 2/15/28	70,000	68,527
4.95% 2/15/30	60,000	58,219
5.125% 5/15/32	70,000	68,236
Vornado Realty LP 3.5% 1/15/25	110,000	106,524
Welltower OP LLC 4.95% 9/1/48	76,000	71,858
WP Carey, Inc. 3.85% 7/15/29	70,000	65,679
		6,603,029
Real Estate Management & Development - 0.1%
CBRE Group, Inc. 5.95% 8/15/34	50,000	52,528
Digital Realty Trust LP 4.45% 7/15/28	120,000	117,164
Essex Portfolio LP 2.65% 3/15/32	170,000	141,973
Extra Space Storage LP 5.9% 1/15/31	150,000	156,558
		468,223
TOTAL REAL ESTATE		7,071,252
UTILITIES - 2.1%
Electric Utilities - 1.4%
AEP Transmission Co. LLC 5.4% 3/15/53	160,000	166,257
Alabama Power Co. 6% 3/1/39	180,000	193,502
American Electric Power Co., Inc. 5.625% 3/1/33	140,000	145,851
Appalachian Power Co.:
3.3% 6/1/27	110,000	104,235
4.45% 6/1/45	18,000	15,189
4.5% 3/1/49	90,000	75,791
Arizona Public Service Co.:
2.95% 9/15/27	68,000	64,265
3.5% 12/1/49	100,000	71,215
Baltimore Gas & Electric Co.:
2.9% 6/15/50	200,000	135,830
3.2% 9/15/49	150,000	109,089
CenterPoint Energy Houston Electric LLC 3.35% 4/1/51	250,000	189,837
Commonwealth Edison Co.:
4% 3/1/48	42,000	35,577
4.9% 2/1/33	210,000	212,489
6.45% 1/15/38	50,000	55,057
DTE Electric Co.:
3% 3/1/32	100,000	88,581
5.4% 4/1/53	110,000	115,458
Duke Energy Carolinas LLC:
2.45% 8/15/29	190,000	168,836
3.95% 3/15/48	31,000	25,504
4.25% 12/15/41	341,000	301,220
Duke Energy Corp.:
2.45% 6/1/30	182,000	158,664
3.75% 9/1/46	80,000	61,639
3.95% 8/15/47	250,000	198,728
4.2% 6/15/49	90,000	73,201
Duke Energy Florida LLC 6.35% 9/15/37	110,000	122,259
Duke Energy Industries, Inc. 2.75% 4/1/50	100,000	64,650
Duke Energy Progress LLC:
3.7% 10/15/46	170,000	132,195
5.25% 3/15/33	100,000	103,067
Entergy Corp. 0.9% 9/15/25	400,000	371,943
Entergy Louisiana LLC 3.1% 6/15/41	110,000	83,024
Entergy, Inc.:
3.55% 9/30/49	29,000	21,881
5.15% 1/15/33	110,000	112,138
Eversource Energy:
2.55% 3/15/31	120,000	101,322
3.3% 1/15/28	62,000	58,707
3.45% 1/15/50	60,000	43,300
5.45% 3/1/28	150,000	154,172
Exelon Corp.:
3.4% 4/15/26	150,000	145,211
4.05% 4/15/30	150,000	143,095
4.45% 4/15/46	144,000	125,448
FirstEnergy Corp.:
1.6% 1/15/26	85,000	79,054
5.1% 7/15/47	140,000	128,166
Florida Power & Light Co.:
2.85% 4/1/25	317,000	309,523
2.875% 12/4/51	150,000	103,903
3.15% 10/1/49	100,000	73,362
4.125% 6/1/48	26,000	22,705
Georgia Power Co. 4.95% 5/17/33	200,000	201,613
Indiana Michigan Power Co. 3.75% 7/1/47	100,000	76,598
Interstate Power and Light Co. 2.3% 6/1/30	93,000	79,554
Kentucky Utilities Co. 5.125% 11/1/40	100,000	97,097
MidAmerican Energy Co.:
3.65% 4/15/29	190,000	181,528
3.65% 8/1/48	30,000	23,760
5.8% 10/15/36	100,000	107,204
NextEra Energy Capital Holdings, Inc.:
1.875% 1/15/27	500,000	459,828
2.44% 1/15/32	500,000	418,974
3.5% 4/1/29	140,000	132,420
Northern States Power Co.:
2.9% 3/1/50	80,000	56,042
3.4% 8/15/42	100,000	79,334
3.6% 9/15/47	50,000	39,282
NSTAR Electric Co. 4.95% 9/15/52	50,000	48,709
Oncor Electric Delivery Co. LLC:
3.1% 9/15/49	100,000	71,530
3.75% 4/1/45	120,000	99,463
4.55% 9/15/32	150,000	148,602
Pacific Gas & Electric Co.:
2.1% 8/1/27	210,000	189,259
3.3% 8/1/40	100,000	73,176
3.5% 8/1/50	682,000	470,836
PacifiCorp 6% 1/15/39	235,000	245,366
PECO Energy Co. 3.9% 3/1/48	96,000	80,484
PG&E Wildfire Recovery:
5.099% 6/1/54	50,000	50,013
5.212% 12/1/49	160,000	160,298
PPL Capital Funding, Inc. 4% 9/15/47	20,000	14,161
PPL Electric Utilities Corp. 3% 10/1/49	100,000	71,583
Public Service Co. of Colorado:
3.7% 6/15/28	87,000	83,599
6.25% 9/1/37	182,000	197,721
Public Service Electric & Gas Co.:
2.45% 1/15/30	70,000	61,917
2.7% 5/1/50	100,000	68,458
3.15% 1/1/50	70,000	51,534
3.6% 12/1/47	44,000	35,331
5.2% 8/1/33	40,000	41,513
Puget Sound Energy, Inc. 4.223% 6/15/48	45,000	37,822
Southern California Edison Co. 4% 4/1/47	562,000	458,116
Southern Co.:
3.25% 7/1/26	352,000	339,561
3.7% 4/30/30	120,000	113,053
Southwestern Electric Power Co. 3.85% 2/1/48	190,000	142,503
Tampa Electric Co. 4.45% 6/15/49	100,000	85,938
Union Electric Co. 5.45% 3/15/53	100,000	103,100
Virginia Electric & Power Co.:
3.3% 12/1/49	60,000	43,961
3.8% 9/15/47	50,000	39,862
4.6% 12/1/48	52,000	46,936
5.3% 8/15/33	50,000	51,491
Xcel Energy, Inc.:
3.4% 6/1/30	63,000	58,259
4% 6/15/28	76,000	74,154
		11,076,683
Gas Utilities - 0.1%
Atmos Energy Corp. 5.45% 10/15/32	180,000	189,183
Dominion Gas Holdings LLC 2.5% 11/15/24	50,000	48,694
Piedmont Natural Gas Co., Inc. 2.5% 3/15/31	100,000	85,386
Southern California Gas Co. 5.2% 6/1/33	100,000	102,827
Southern Co. Gas Capital Corp. 3.95% 10/1/46	308,000	238,601
Southwest Gas Corp. 5.45% 3/23/28	76,000	77,682
		742,373
Independent Power and Renewable Electricity Producers - 0.1%
Constellation Energy Generation, LLC 5.8% 3/1/33	130,000	136,640
Southern Power Co. 4.95% 12/15/46	80,000	71,810
		208,450
Multi-Utilities - 0.5%
Ameren Corp. 5.7% 12/1/26	200,000	204,517
Ameren Illinois Co. 4.95% 6/1/33	140,000	141,777
Berkshire Hathaway Energy Co.:
4.25% 10/15/50	290,000	245,738
4.45% 1/15/49	54,000	47,292
CenterPoint Energy, Inc. 3.7% 9/1/49	80,000	60,407
Consolidated Edison Co. of New York, Inc.:
3.95% 4/1/50	130,000	108,485
4.65% 12/1/48	50,000	45,245
5.2% 3/1/33	100,000	103,360
5.5% 12/1/39	256,000	258,611
6.2% 6/15/36	150,000	162,925
Consumers Energy Co.:
2.5% 5/1/60	100,000	61,063
4.625% 5/15/33	130,000	129,780
Dominion Energy, Inc.:
3.375% 4/1/30	720,000	662,845
4.6% 3/15/49	50,000	44,017
4.7% 12/1/44	26,000	22,976
7% 6/15/38	130,000	146,495
DTE Energy Co. 2.85% 10/1/26	140,000	132,330
NiSource, Inc.:
0.95% 8/15/25	280,000	261,816
2.95% 9/1/29	190,000	173,524
3.49% 5/15/27	50,000	48,137
3.95% 3/30/48	46,000	37,153
5.25% 2/15/43	156,000	151,507
Public Service Enterprise Group, Inc. 5.85% 11/15/27	100,000	104,091
Puget Energy, Inc. 4.1% 6/15/30	200,000	183,245
San Diego Gas & Electric Co. 5.35% 4/1/53	100,000	101,169
Sempra 6% 10/15/39	274,000	288,585
WEC Energy Group, Inc. 4.75% 1/15/28	100,000	99,977
		4,027,067
Water Utilities - 0.0%
American Water Capital Corp. 3.75% 9/1/47	240,000	196,000
TOTAL UTILITIES		16,250,573
TOTAL NONCONVERTIBLE BONDS (Cost $233,837,870)		210,336,582

U.S. Government and Government Agency Obligations - 41.8%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.9%
Fannie Mae:
0.375% 8/25/25	95,000	88,817
0.5% 6/17/25	2,248,000	2,121,292
0.625% 4/22/25	258,000	245,301
0.875% 8/5/30	339,000	276,260
1.75% 7/2/24	100,000	98,332
1.875% 9/24/26	60,000	56,590
5.625% 7/15/37	100,000	113,141
Federal Farm Credit Bank 1.4% 3/10/28	900,000	806,225
Federal Home Loan Bank:
0.375% 9/4/25	160,000	149,608
0.79% 2/25/26	750,000	695,471
1.5% 8/15/24	100,000	97,849
5.5% 7/15/36	150,000	169,493
Freddie Mac:
0% 11/15/38	210,000	106,618
0.375% 7/21/25	448,000	420,998
0.375% 9/23/25	231,000	215,599
6.25% 7/15/32	360,000	417,373
Tennessee Valley Authority:
0.75% 5/15/25	600,000	569,094
2.875% 2/1/27	130,000	125,027
4.25% 9/15/65	30,000	27,564
5.25% 9/15/39	200,000	212,216
5.88% 4/1/36	260,000	296,825
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		7,309,693
U.S. Treasury Obligations - 40.9%
U.S. Treasury Bonds:
1.125% 5/15/40	2,921,000	1,882,448
1.125% 8/15/40	331,000	211,271
1.25% 5/15/50	2,000	1,078
1.375% 11/15/40	4,440,000	2,945,836
1.375% 8/15/50	5,875,000	3,273,706
1.625% 11/15/50	4,208,000	2,507,048
1.75% 8/15/41	3,170,000	2,204,636
1.875% 2/15/41	4,015,000	2,886,565
1.875% 2/15/51	2,014,000	1,277,081
1.875% 11/15/51	3,115,000	1,969,264
2% 11/15/41	1,418,000	1,025,668
2% 8/15/51	1,564,000	1,021,304
2.25% 5/15/41	280,000	213,270
2.25% 8/15/46	110,000	78,207
2.25% 8/15/49	129,000	90,068
2.25% 2/15/52	1,201,000	832,537
2.375% 2/15/42	780,000	599,503
2.375% 5/15/51	2,575,000	1,837,504
2.5% 2/15/45	18,000	13,630
2.5% 2/15/46	112,000	84,039
2.5% 5/15/46	93,000	69,630
2.75% 8/15/42	197,000	159,778
2.75% 11/15/42	587,000	474,667
2.75% 8/15/47	51,000	39,712
2.75% 11/15/47	107,000	83,284
2.875% 5/15/43	20,000	16,418
2.875% 8/15/45	156,000	125,787
2.875% 5/15/49	1,000	795
2.875% 5/15/52	1,170,000	931,521
3% 5/15/42	89,000	75,288
3% 11/15/44	299,000	247,458
3% 5/15/45	4,000	3,300
3% 2/15/47	49,000	40,059
3% 5/15/47	48,000	39,204
3% 2/15/48	87,000	70,895
3% 8/15/48	3,000	2,442
3% 2/15/49	134,000	109,037
3% 8/15/52	4,160,000	3,401,938
3.125% 11/15/41	113,000	98,257
3.125% 2/15/42	65,000	56,334
3.125% 2/15/43	838,000	716,294
3.125% 8/15/44	167,000	141,409
3.125% 5/15/48	29,000	24,161
3.25% 5/15/42	400,000	350,938
3.375% 8/15/42	5,620,000	5,011,240
3.375% 5/15/44	1,536,000	1,354,260
3.375% 11/15/48	157,000	136,799
3.5% 2/15/39	8,000	7,577
3.625% 2/15/44	2,427,000	2,223,928
3.625% 2/15/53	600,000	554,063
3.625% 5/15/53	3,090,000	2,856,802
3.75% 8/15/41	45,000	42,817
3.75% 11/15/43	1,120,000	1,046,675
3.875% 8/15/40	52,000	50,682
3.875% 2/15/43	2,990,000	2,850,778
3.875% 5/15/43	1,750,000	1,671,689
4% 11/15/42	3,480,000	3,381,989
4% 11/15/52	4,160,000	4,104,425
4.125% 8/15/53	1,260,000	1,273,584
4.375% 2/15/38	12,000	12,609
4.375% 11/15/39	24,000	25,000
4.375% 5/15/41	32,000	32,985
4.375% 8/15/43	2,070,000	2,113,017
4.5% 5/15/38	92,000	97,757
4.5% 8/15/39	17,000	17,989
4.75% 2/15/41	48,000	51,894
4.75% 11/15/43	2,190,000	2,349,117
4.75% 11/15/53	2,290,000	2,568,020
5.5% 8/15/28	4,000	4,276
U.S. Treasury Notes:
0.25% 5/31/25	3,034,000	2,857,293
0.25% 7/31/25	45,000	42,144
0.25% 8/31/25	154,000	143,767
0.25% 9/30/25	13,103,000	12,202,169
0.25% 10/31/25	1,394,000	1,294,841
0.375% 4/30/25	1,297,000	1,227,388
0.375% 1/31/26	1,602,000	1,480,098
0.375% 7/31/27	509,000	448,954
0.375% 9/30/27	1,151,000	1,009,508
0.5% 2/28/26	7,878,000	7,280,072
0.5% 4/30/27	718,000	640,899
0.5% 5/31/27	1,393,000	1,240,314
0.5% 6/30/27	2,827,000	2,511,171
0.5% 10/31/27	3,232,000	2,841,256
0.625% 7/31/26	5,694,000	5,215,571
0.625% 3/31/27	1,460,000	1,312,118
0.625% 11/30/27	1,680,000	1,480,697
0.625% 12/31/27	3,820,000	3,358,616
0.625% 5/15/30	2,549,000	2,083,011
0.625% 8/15/30	360,000	292,008
0.75% 3/31/26	2,331,000	2,162,640
0.75% 4/30/26	961,000	889,075
0.75% 5/31/26	1,269,000	1,171,396
0.75% 1/31/28	98,000	86,401
1% 12/15/24	1,340,000	1,292,210
1% 7/31/28	1,229,000	1,080,992
1.125% 2/28/27	691,000	632,940
1.125% 2/29/28	624,000	557,798
1.125% 8/31/28	110,000	97,118
1.25% 11/30/26	545,000	503,870
1.25% 12/31/26	2,240,000	2,067,625
1.25% 3/31/28	2,218,000	1,988,922
1.25% 4/30/28	2,488,000	2,227,246
1.25% 6/30/28	2,989,000	2,665,581
1.25% 9/30/28	748,000	662,915
1.25% 8/15/31	6,574,000	5,439,728
1.375% 1/31/25	1,286,000	1,240,739
1.375% 8/31/26	253,000	235,843
1.375% 10/31/28	580,000	516,223
1.5% 8/15/26	557,000	521,317
1.5% 1/31/27	5,287,000	4,907,616
1.5% 11/30/28	1,091,000	975,635
1.5% 2/15/30	876,000	763,181
1.625% 2/15/26	261,000	247,328
1.625% 5/15/26	264,000	249,088
1.625% 9/30/26	653,000	612,239
1.625% 10/31/26	457,000	427,848
1.625% 11/30/26	180,000	168,230
1.625% 8/15/29	66,000	58,722
1.75% 1/31/29	581,000	524,035
1.875% 6/30/26	589,000	558,561
1.875% 7/31/26	909,000	859,893
1.875% 2/28/29	230,000	208,491
2% 2/15/25	82,000	79,588
2% 8/15/25	50,000	48,115
2% 11/15/26	25,000	23,635
2.125% 5/15/25	13,000	12,585
2.25% 12/31/24	160,000	156,053
2.25% 2/15/27	393,000	373,074
2.25% 8/15/27	639,000	602,657
2.25% 11/15/27	682,000	641,240
2.375% 4/30/26	405,000	389,227
2.375% 5/15/27	46,000	43,691
2.5% 1/31/25	238,000	232,422
2.5% 2/28/26	191,000	184,330
2.5% 3/31/27	2,220,000	2,121,748
2.625% 12/31/25	331,000	320,760
2.625% 1/31/26	461,000	446,504
2.625% 5/31/27	2,770,000	2,651,193
2.625% 2/15/29	391,000	368,120
2.625% 7/31/29	4,810,000	4,504,114
2.75% 6/30/25	113,000	110,232
2.75% 4/30/27	2,550,000	2,452,881
2.75% 7/31/27	2,460,000	2,361,408
2.75% 2/15/28	363,000	346,991
2.75% 5/31/29	530,000	500,374
2.75% 8/15/32	8,276,000	7,579,006
2.875% 5/31/25	144,000	140,721
2.875% 5/15/28	216,000	207,124
2.875% 8/15/28	113,000	108,140
2.875% 5/15/32	120,000	111,197
3% 9/30/25	148,000	144,589
3% 10/31/25	130,000	126,973
3.125% 8/31/27	1,900,000	1,846,563
3.125% 11/15/28	940,000	908,055
3.125% 8/31/29	820,000	787,552
3.25% 6/30/27	70,000	68,406
3.25% 6/30/29	100,000	96,785
3.375% 5/15/33	3,460,000	3,320,519
3.5% 9/15/25	2,990,000	2,945,968
3.5% 1/31/28	2,820,000	2,775,497
3.5% 4/30/28	4,620,000	4,547,814
3.5% 1/31/30	2,340,000	2,288,538
3.5% 4/30/30	660,000	645,073
3.5% 2/15/33	680,000	659,414
3.625% 3/31/28	1,770,000	1,750,710
3.625% 3/31/30	3,450,000	3,396,498
3.75% 4/15/26	3,540,000	3,507,089
3.75% 12/31/28	900,000	895,852
3.75% 5/31/30	2,570,000	2,547,211
3.75% 6/30/30	1,600,000	1,585,625
3.875% 4/30/25	6,370,000	6,312,770
3.875% 1/15/26	2,240,000	2,222,937
3.875% 11/30/27	1,840,000	1,836,119
3.875% 12/31/27	2,950,000	2,945,543
3.875% 9/30/29	2,240,000	2,235,450
3.875% 11/30/29	2,450,000	2,445,311
3.875% 8/15/33	2,920,000	2,916,350
4% 2/15/26	720,000	716,709
4% 2/29/28	3,120,000	3,130,238
4% 6/30/28	5,210,000	5,234,625
4% 10/31/29	1,950,000	1,959,064
4% 2/28/30	1,610,000	1,617,610
4% 7/31/30	1,800,000	1,809,844
4.125% 1/31/25	960,000	954,000
4.125% 6/15/26	2,680,000	2,679,372
4.125% 9/30/27	4,180,000	4,206,452
4.125% 10/31/27	2,270,000	2,284,276
4.125% 7/31/28	1,940,000	1,960,006
4.125% 8/31/30	2,270,000	2,298,464
4.125% 11/15/32	3,910,000	3,974,454
4.25% 12/31/24	840,000	835,517
4.25% 5/31/25	1,580,000	1,574,198
4.25% 10/15/25	2,880,000	2,874,600
4.375% 8/15/26	720,000	724,838
4.375% 11/30/28	3,730,000	3,816,839
4.375% 11/30/30	5,010,000	5,151,689
4.5% 11/15/25	1,000,000	1,003,359
4.5% 7/15/26	2,740,000	2,765,473
4.5% 11/15/33	2,900,000	3,044,547
4.625% 2/28/25	1,820,000	1,818,934
4.625% 9/15/26	2,240,000	2,271,237
4.625% 11/15/26	2,850,000	2,894,977
4.625% 9/30/28	3,190,000	3,292,678
4.875% 11/30/25	7,260,000	7,335,152
4.875% 10/31/28	1,520,000	1,586,619
4.875% 10/31/30	2,290,000	2,422,033
5% 9/30/25	4,000,000	4,040,781
5% 10/31/25	3,570,000	3,610,988
TOTAL U.S. TREASURY OBLIGATIONS		318,402,496
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $348,099,972)		325,712,189

U.S. Government Agency - Mortgage Securities - 26.3%
	Principal Amount (a)	Value ($)
Fannie Mae - 11.1%
1.5% 10/1/36 to 4/1/52	7,022,618	5,883,119
2% 7/1/35 to 12/1/51	26,981,835	22,527,653
2.5% 1/1/27 to 5/1/53	15,320,761	13,285,102
3% 4/1/32 to 8/1/52	18,768,158	16,968,265
3.5% 2/1/27 to 7/1/52	8,259,506	7,770,376
4% 6/1/34 to 10/1/52	6,449,897	6,185,079
4.5% 10/1/39 to 8/1/53	3,578,925	3,505,132
5% 7/1/48 to 11/1/53	3,014,548	3,000,238
5.5% 5/1/44 to 9/1/53	2,530,678	2,547,701
6% 10/1/52 to 10/1/53	3,050,428	3,100,572
6.5% 5/1/53 to 12/1/53	1,076,808	1,103,632
TOTAL FANNIE MAE		85,876,869
Freddie Mac - 8.1%
1.5% 7/1/36 to 11/1/51	4,013,141	3,211,661
2% 10/1/30 to 1/1/52	22,727,190	18,951,229
2% 9/1/35	215,093	193,881
2% 11/1/35	311,965	281,199
2% 11/1/35	105,424	95,028
2.5% 4/1/27 to 4/1/52	18,505,907	15,974,790
3% 1/1/29 to 4/1/53	1,674,778	1,514,474
3% 8/1/47	28,591	25,880
3.5% 7/1/33 to 9/1/52	5,719,441	5,335,974
4% 3/1/26 to 9/1/52	4,673,125	4,499,307
4.5% 11/1/40 to 1/1/53	3,522,455	3,445,001
5% 6/1/30 to 12/1/53	3,632,710	3,613,668
5.5% 6/1/49 to 11/1/53	3,551,821	3,574,275
6% 12/1/52 to 7/1/53	1,188,626	1,209,136
6.5% 11/1/52 to 12/1/53	1,291,672	1,328,098
TOTAL FREDDIE MAC		63,253,601
Ginnie Mae - 6.1%
1.5% 5/20/51	103,764	84,450
2% 2/20/51 to 3/20/52	9,269,455	7,846,402
2% 1/1/54 (e)	150,000	127,037
2% 1/1/54 (e)	300,000	254,074
2% 1/1/54 (e)	200,000	169,382
2% 1/1/54 (e)	75,000	63,518
2% 1/1/54 (e)	50,000	42,346
2% 1/1/54 (e)	50,000	42,346
2% 1/1/54 (e)	125,000	105,864
2% 1/1/54 (e)	200,000	169,382
2.5% 10/20/46 to 10/20/53	9,919,890	8,707,401
2.5% 1/1/54 (e)	250,000	218,992
2.5% 1/1/54 (e)	350,000	306,589
2.5% 1/1/54 (e)	200,000	175,194
3% 7/20/42 to 11/20/53	7,624,828	6,959,377
3% 1/1/54 (e)	50,000	45,298
3% 1/1/54 (e)	200,000	181,194
3.5% 2/20/46 to 12/20/52	5,689,339	5,341,362
3.5% 1/1/54 (e)	200,000	186,288
4% 4/20/47 to 1/20/53	3,752,837	3,605,908
4% 1/1/54 (e)	200,000	191,066
4.5% 1/20/47 to 8/20/53	3,113,830	3,047,074
4.5% 1/1/54 (e)	200,000	195,254
5% 11/20/47 to 11/20/53	2,902,805	2,890,299
5% 1/1/54 (e)	200,000	198,786
5.5% 9/20/47 to 10/20/53	2,256,718	2,271,925
5.5% 1/1/54 (e)	300,000	301,861
6% 12/20/52 to 12/20/53	1,643,677	1,671,157
6% 1/1/54 (e)	300,000	304,906
6.5% 12/20/52 to 7/20/53	668,103	684,637
6.5% 1/1/54 (e)	150,000	153,520
6.5% 1/1/54 (e)	350,000	358,214
6.5% 1/1/54 (e)	400,000	409,387
TOTAL GINNIE MAE		47,310,490
Uniform Mortgage Backed Securities - 1.0%
1.5% 1/1/39 (e)	200,000	174,174
2% 1/1/54 (e)	1,150,000	940,323
2% 1/1/54 (e)	100,000	81,767
2% 1/1/54 (e)	350,000	286,185
2% 1/1/54 (e)	850,000	695,021
2% 1/1/54 (e)	400,000	327,069
2% 2/1/54 (e)	700,000	573,300
2.5% 1/1/54 (e)	1,000,000	851,719
2.5% 1/1/54 (e)	1,125,000	958,184
2.5% 1/1/54 (e)	400,000	340,688
3% 1/1/54 (e)	300,000	265,547
3.5% 1/1/54 (e)	200,000	183,594
4% 1/1/54 (e)	100,000	94,641
4.5% 1/1/54 (e)	200,000	194,031
5% 1/1/54 (e)	200,000	198,000
5.5% 1/1/54 (e)	200,000	200,984
6% 1/1/54 (e)	700,000	711,156
6.5% 1/1/54 (e)	900,000	922,077
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		7,998,460
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $227,797,037)		204,439,420

Asset-Backed Securities - 0.3%
	Principal Amount (a)	Value ($)
Capital One Multi-Asset Execution Trust:
Series 2019-A3 Class A3, 2.06% 8/15/28	116,000	108,722
1.39% 7/15/30	150,000	131,289
Capital One Prime Auto Receivables Series 2023-1 Class A3, 4.87% 2/15/28	60,000	60,024
CarMax Auto Owner Trust:
Series 2021-1 Class A3, 0.34% 12/15/25	108,277	106,288
Series 2022-3 Class A2A, 3.97% 4/15/27	330,000	325,613
Series 2023 2 Class A3, 5.05% 1/18/28	220,000	220,336
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/30	250,000	244,459
Ford Credit Auto Owner Trust Series 2023-A Class A3, 4.65% 2/15/28	156,000	155,445
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	30,000	29,170
GM Financial Consumer Automobile Receivables Series 2023 2 Class A3, 4.47% 2/16/28	220,000	218,614
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	81,510	80,421
Hyundai Auto Receivables Trust:
Series 2022-C Class A3, 5.39% 6/15/27	150,000	150,636
Series 2023 A Class A3, 4.58% 4/15/27	220,000	218,777
3.72% 11/16/26	223,000	219,829
TOTAL ASSET-BACKED SECURITIES (Cost $2,340,319)		2,269,623

Commercial Mortgage Securities - 1.3%
	Principal Amount (a)	Value ($)
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	125,486	122,220
Series 2020-BN28 Class A4, 1.844% 3/15/63	360,000	296,216
Series 2022-BNK39 Class A4, 2.928% 2/15/55	100,000	86,297
Barclays Commercial Mortgage Securities sequential payer Series 2021-C12 Class A5, 2.689% 11/15/54	220,000	187,264
Benchmark Mortgage Trust:
sequential payer:
Series 2020-B19 Class A5, 1.85% 9/15/53	410,000	327,525
Series 2021-B24 Class A5, 2.5843% 3/15/54	500,000	407,684
Series 2019-B12 Class A5, 3.1156% 8/15/52	36,000	32,307
Series 2019-B9 Class A5, 4.0156% 3/15/52	130,000	121,477
BMO Mortgage Trust sequential payer Series 2022-C1 Class A5, 3.374% 2/15/55	100,000	88,910
Citigroup Commercial Mortgage Trust sequential payer:
Series 2015-GC29 Class A4, 3.192% 4/10/48	80,000	77,298
Series 2016-C1 Class A4, 3.209% 5/10/49	90,000	85,139
Series 2018-B2 Class A4, 4.009% 3/10/51	1,000,000	952,335
CSAIL Commercial Mortgage Trust sequential payer Series 2019-C17:
Class A4, 2.7628% 9/15/52	200,000	173,497
Class A5, 3.0161% 9/15/52	200,000	174,661
Freddie Mac:
sequential payer:
Series 2016-K057 Class A2, 2.57% 7/25/26	159,400	152,265
Series 2020-K104 Class A2, 2.253% 1/25/30	680,000	605,786
Series 2020-K116 Class A2, 1.378% 7/25/30	770,000	640,136
Series 2020-K117 Class A2, 1.406% 8/25/30	590,000	490,240
Series 2020-K118 Class A2, 1.493% 9/25/30	590,000	492,178
Series 2020-K121 Class A2, 1.547% 10/25/30	890,000	742,440
Series 2021-K125 Class A2, 1.846% 1/25/31	100,000	84,699
Series 2021-K126 Class A2, 2.074% 1/25/31	200,000	172,234
Series 2021-K128 Class A2, 2.02% 3/25/31	200,000	171,322
Series K080 Class A2, 3.926% 7/25/28	80,000	78,556
Series 2017-K068 Class A2, 3.244% 8/25/27	130,000	125,068
Series 2019-K094 Class A2, 2.903% 6/25/29	300,000	279,400
Series 2019-K1510 Class A2, 3.718% 1/25/31	124,000	118,736
Series 2021-K123 Class A2, 1.621% 12/25/30	700,000	585,357
Series K079 Class A2, 3.926% 6/25/28	20,000	19,646
GS Mortgage Securities Trust sequential payer:
Series 2014-GC26 Class A4, 3.364% 11/10/47	57,584	56,537
Series 2020-GC45 Class A5, 2.9106% 2/13/53	260,000	230,627
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2014-C21 Class A5, 3.7748% 8/15/47	150,000	148,043
Series 2014-C24 Class A5, 3.6385% 11/15/47	150,000	146,297
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2020-COR7 Class A5, 2.1798% 5/13/53	500,000	388,414
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	100,000	87,819
UBS Commercial Mortgage Trust sequential payer Series 2019-C16 Class A4, 3.6048% 4/15/52	350,000	319,494
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	200,000	178,302
Series 2019-C54 Class A4, 3.146% 12/15/52	538,000	483,196
Series 2018-C48 Class A5, 4.302% 1/15/52	123,000	118,744
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class A5, 2.725% 2/15/53	90,000	78,869
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $11,925,468)		10,127,235

Municipal Securities - 0.4%
	Principal Amount (a)	Value ($)
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 7.834% 2/15/41	55,000	68,678
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	75,000	87,182
Series 2010 S1, 7.043% 4/1/50	75,000	94,934
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	145,000	183,078
Series 2010, 7.6% 11/1/40	350,000	445,633
California State Univ. Rev. Series 2021 B, 2.719% 11/1/52	195,000	135,203
Chicago O'Hare Int'l. Arpt. Rev. Series 2010 B, 6.395% 1/1/40	250,000	284,171
Dallas Area Rapid Transit Sales Tax Rev. Series 2021 A, 2.613% 12/1/48	200,000	139,263
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2019 A, 3.144% 11/1/45	20,000	15,691
Series 2021 C, 2.843% 11/1/46	150,000	112,884
Series 2022 A, 4.507% 11/1/51	65,000	60,678
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B:
2.746% 6/1/34	80,000	67,345
3.293% 6/1/42	40,000	31,191
Idaho Energy Resources Auth. Series 2021, 2.861% 9/1/46	45,000	32,505
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	500,000	494,720
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2019 B, 3.395% 10/15/40	100,000	85,075
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2021 C, 2.823% 8/1/41	100,000	77,449
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2021 A, 3.225% 9/1/47	100,000	78,395
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	60,000	66,114
New York State Dorm. Auth. Series 2021 C, 2.202% 3/15/34	200,000	159,323
Port Auth. of New York & New Jersey Series 225, 3.175% 7/15/60	400,000	280,647
Univ. of California Regents Med. Ctr. Pool Rev. Series N:
3.006% 5/15/50	175,000	123,882
3.256% 5/15/60	150,000	106,479
Univ. of Virginia Gen. Rev. Series 2021 B, 2.584% 11/1/51	140,000	95,566
TOTAL MUNICIPAL SECURITIES (Cost $4,298,795)		3,326,086

Foreign Government and Government Agency Obligations - 2.0%
	Principal Amount (a)	Value ($)
Alberta Province:
2.95% 1/23/24	110,000	109,936
3.3% 3/15/28	75,000	72,515
British Columbia Province 4.2% 7/6/33	140,000	138,519
Chilean Republic:
3.24% 2/6/28	200,000	190,125
3.86% 6/21/47	325,000	265,688
4.95% 1/5/36	270,000	266,541
Export Development Canada 2.625% 2/21/24	120,000	119,905
Hungarian Republic 5.375% 3/25/24	662,000	661,835
Indonesian Republic:
2.85% 2/14/30	200,000	180,500
3.5% 2/14/50	300,000	241,031
3.85% 10/15/30	348,000	331,253
4.1% 4/24/28	200,000	195,875
Israeli State:
2.75% 7/3/30	210,000	185,325
3.25% 1/17/28	200,000	186,500
3.375% 1/15/50	225,000	159,469
Italian Republic:
2.375% 10/17/24	550,000	536,909
2.875% 10/17/29	350,000	313,391
4% 10/17/49	200,000	152,749
Manitoba Province 2.6% 4/16/24	410,000	406,987
Ontario Province:
1.05% 5/21/27	1,413,000	1,269,821
1.125% 10/7/30	175,000	143,500
2.3% 6/15/26	50,000	47,672
2.5% 4/27/26	115,000	110,346
3.05% 1/29/24	90,000	89,918
Panamanian Republic:
3.16% 1/23/30	800,000	680,750
4.5% 4/16/50	250,000	173,125
6.7% 1/26/36	100,000	99,063
Peruvian Republic:
1.862% 12/1/32	340,000	265,625
2.78% 12/1/60	100,000	62,219
2.844% 6/20/30	190,000	168,506
3.55% 3/10/51	170,000	128,616
4.125% 8/25/27	150,000	146,766
Philippine Republic:
2.65% 12/10/45	600,000	424,125
3% 2/1/28	200,000	188,313
5% 7/17/33	200,000	205,250
5.17% 10/13/27	200,000	203,625
6.375% 10/23/34	100,000	112,844
Polish Government:
3.25% 4/6/26	73,000	70,653
5.5% 4/4/53	100,000	104,041
Quebec Province:
1.5% 2/11/25	2,149,000	2,074,215
2.5% 4/9/24	140,000	139,030
2.75% 4/12/27	95,000	90,794
United Mexican States:
3.25% 4/16/30	1,971,000	1,781,291
3.5% 2/12/34	619,000	523,635
4.75% 4/27/32	387,000	372,004
4.75% 3/8/44	120,000	102,863
6.05% 1/11/40	170,000	171,434
Uruguay Republic 7.625% 3/21/36	678,000	842,415
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $17,401,327)		15,507,512

Supranational Obligations - 1.2%
	Principal Amount (a)	Value ($)
African Development Bank 0.875% 7/22/26	160,000	147,103
Asian Development Bank:
0.375% 9/3/25	450,000	420,487
0.75% 10/8/30	100,000	80,616
1.5% 10/18/24	200,000	194,597
1.875% 1/24/30	610,000	538,408
2.625% 1/30/24	80,000	79,829
4.5% 8/25/28	220,000	224,411
5.82% 6/16/28	110,000	117,392
European Investment Bank:
0.75% 9/23/30	250,000	202,797
0.875% 5/17/30	18,000	14,859
2.25% 6/24/24	1,678,000	1,654,442
3.75% 2/14/33	100,000	98,010
Inter-American Development Bank:
0.625% 7/15/25	390,000	367,482
1.75% 3/14/25	194,000	187,342
2.25% 6/18/29	1,029,000	940,297
4.375% 1/24/44	39,000	38,359
International Bank for Reconstruction & Development:
0.375% 7/28/25	270,000	253,159
0.5% 10/28/25	218,000	203,162
0.75% 8/26/30	160,000	129,396
0.875% 5/14/30	176,000	144,815
1.25% 2/10/31	110,000	91,281
1.5% 8/28/24	1,012,000	988,726
1.625% 1/15/25	155,000	150,077
2.5% 3/19/24	130,000	129,200
2.5% 11/22/27	92,000	86,871
2.5% 3/29/32	290,000	259,160
4% 7/25/30	500,000	498,994
International Finance Corp.:
0.75% 8/27/30	60,000	48,499
1.375% 10/16/24	1,051,000	1,021,584
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $9,986,861)		9,311,355

Bank Notes - 0.3%
	Principal Amount (a)	Value ($)
Bank of America NA 6% 10/15/36	250,000	271,129
Discover Bank 2.7% 2/6/30	500,000	423,588
PNC Bank NA 3.875% 4/10/25	260,000	254,537
Truist Bank 3.3% 5/15/26	200,000	190,889
U.S. Bank NA, Cincinnati 2.8% 1/27/25	1,000,000	973,138
TOTAL BANK NOTES (Cost $2,212,979)		2,113,281

Money Market Funds - 0.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f) (Cost $2,187,186)	2,186,749	2,187,186

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $860,087,814)	785,330,469
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(6,930,563)
NET ASSETS - 100.0%	778,399,906

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Uniform Mortgage Backed Securities
2% 1/1/54	(700,000)	(572,370)

TOTAL TBA SALE COMMITMENTS (Proceeds $567,711)		(572,370)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $363,652 or 0.0% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	2,369,438	144,676,937	144,859,189	110,415	-	-	2,187,186	0.0%
Total	2,369,438	144,676,937	144,859,189	110,415	-	-	2,187,186

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	210,336,582	-	210,336,582	-

U.S. Government and Government Agency Obligations	325,712,189	-	325,712,189	-

U.S. Government Agency - Mortgage Securities	204,439,420	-	204,439,420	-

Asset-Backed Securities	2,269,623	-	2,269,623	-

Commercial Mortgage Securities	10,127,235	-	10,127,235	-

Municipal Securities	3,326,086	-	3,326,086	-

Foreign Government and Government Agency Obligations	15,507,512	-	15,507,512	-

Supranational Obligations	9,311,355	-	9,311,355	-

Bank Notes	2,113,281	-	2,113,281	-

Money Market Funds	2,187,186	2,187,186	-	-
Total Investments in Securities:	785,330,469	2,187,186	783,143,283	-
Other Financial Instruments:
TBA Sale Commitments	(572,370)	-	(572,370)	-
Total Other Financial Instruments:	(572,370)	-	(572,370)	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $857,900,628)	$783,143,283
Fidelity Central Funds (cost $2,187,186)	2,187,186

Total Investment in Securities (cost $860,087,814)		$785,330,469
Cash		600,132
Receivable for investments sold		559,262
Receivable for TBA sale commitments		567,711
Receivable for fund shares sold		1,513,834
Interest receivable		5,457,468
Distributions receivable from Fidelity Central Funds		12,064
Total assets		794,040,940
Liabilities
Payable for investments purchased
Regular delivery	$2,850,957
Delayed delivery	11,917,896
TBA sale commitments, at value	572,370
Payable for fund shares redeemed	161,867
Accrued management fee	58,269
Distribution and service plan fees payable	44,336
Other affiliated payables	32,372
Other payables and accrued expenses	2,967
Total Liabilities		15,641,034
Net Assets		$778,399,906
Net Assets consist of:
Paid in capital		$867,015,323
Total accumulated earnings (loss)		(88,615,417)
Net Assets		$778,399,906

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($558,732,648 ÷ 57,796,184 shares)		$9.67
Service Class :
Net Asset Value, offering price and redemption price per share ($11,066,158 ÷ 1,144,959 shares)		$9.67
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($208,601,100 ÷ 21,650,439 shares)		$9.63
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$21,158,040
Income from Fidelity Central Funds		110,415
Total Income		21,268,455
Expenses
Management fee	$634,197
Transfer agent fees	352,332
Distribution and service plan fees	491,036
Independent trustees' fees and expenses	2,482
Miscellaneous	2,836
Total expenses before reductions	1,482,883
Expense reductions	(6,107)
Total expenses after reductions		1,476,776
Net Investment income (loss)		19,791,679
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,898,786)
Total net realized gain (loss)		(6,898,786)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	24,389,183
TBA Sale commitments	(4,659)
Total change in net unrealized appreciation (depreciation)		24,384,524
Net gain (loss)		17,485,738
Net increase (decrease) in net assets resulting from operations		$37,277,417
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,791,679	$12,420,149
Net realized gain (loss)	(6,898,786)	(9,132,556)
Change in net unrealized appreciation (depreciation)	24,384,524	(99,058,336)
Net increase (decrease) in net assets resulting from operations	37,277,417	(95,770,743)
Distributions to shareholders	(17,505,569)	(10,947,690)

Share transactions - net increase (decrease)	108,820,685	13,082,659
Total increase (decrease) in net assets	128,592,533	(93,635,774)

Net Assets
Beginning of period	649,807,373	743,443,147
End of period	$778,399,906	$649,807,373

Financial Highlights
VIP Bond Index Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.40	$11.02	$11.35	$10.68	$10.06
Income from Investment Operations
Net investment income (loss) A,B	.274	.196	.132	.183	.283
Net realized and unrealized gain (loss)	.233	(1.646)	(.353)	.621	.560
Total from investment operations	.507	(1.450)	(.221)	.804	.843
Distributions from net investment income	(.237)	(.170)	(.109)	(.104)	(.191)
Distributions from net realized gain	-	-	-	(.030)	(.032)
Total distributions	(.237)	(.170)	(.109)	(.134)	(.223)
Net asset value, end of period	$9.67	$9.40	$11.02	$11.35	$10.68
Total Return C,D	5.47%	(13.19)%	(1.95)%	7.53%	8.38%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.14%	.14%	.14%	.14%	.14%
Expenses net of fee waivers, if any	.14%	.14%	.14%	.14%	.14%
Expenses net of all reductions	.14%	.14%	.14%	.14%	.14%
Net investment income (loss)	2.89%	1.97%	1.19%	1.63%	2.67%
Supplemental Data
Net assets, end of period (000 omitted)	$558,733	$461,166	$513,626	$569,594	$258,250
Portfolio turnover rate G	36%	33%	138%	101%	81%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Bond Index Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.41	$11.03	$11.37	$10.67	$10.33
Income from Investment Operations
Net investment income (loss) B,C	.261	.185	.119	.171	.197
Net realized and unrealized gain (loss)	.234	(1.645)	(.352)	.632	.359
Total from investment operations	.495	(1.460)	(.233)	.803	.556
Distributions from net investment income	(.235)	(.160)	(.107)	(.073)	(.184)
Distributions from net realized gain	-	-	-	(.030)	(.032)
Total distributions	(.235)	(.160)	(.107)	(.103)	(.216)
Net asset value, end of period	$9.67	$9.41	$11.03	$11.37	$10.67
Total Return D,E,F	5.34%	(13.27)%	(2.05)%	7.53%	5.38%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.24%	.24%	.24%	.24%	.24% I
Expenses net of fee waivers, if any	.24%	.24%	.24%	.24%	.24% I
Expenses net of all reductions	.24%	.24%	.24%	.24%	.24% I
Net investment income (loss)	2.79%	1.87%	1.09%	1.53%	2.53% I
Supplemental Data
Net assets, end of period (000 omitted)	$11,066	$3,144	$2,759	$550	$103
Portfolio turnover rate J	36%	33%	138%	101%	81%

AFor the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Bond Index Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.37	$10.98	$11.32	$10.68	$10.06
Income from Investment Operations
Net investment income (loss) A,B	.249	.170	.104	.161	.262
Net realized and unrealized gain (loss)	.225	(1.636)	(.357)	.614	.556
Total from investment operations	.474	(1.466)	(.253)	.775	.818
Distributions from net investment income	(.214)	(.144)	(.087)	(.105)	(.166)
Distributions from net realized gain	-	-	-	(.030)	(.032)
Total distributions	(.214)	(.144)	(.087)	(.135)	(.198)
Net asset value, end of period	$9.63	$9.37	$10.98	$11.32	$10.68
Total Return C,D	5.13%	(13.38)%	(2.24)%	7.26%	8.13%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.39%	.39%	.39%	.37%	.39%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.37%	.39%
Expenses net of all reductions	.39%	.39%	.39%	.37%	.39%
Net investment income (loss)	2.64%	1.72%	.94%	1.40%	2.48%
Supplemental Data
Net assets, end of period (000 omitted)	$208,601	$185,497	$227,058	$215,977	$1,167
Portfolio turnover rate G	36%	33%	138%	101%	81%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Bond Index Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,128,665
Gross unrealized depreciation	(78,617,562)
Net unrealized appreciation (depreciation)	$(73,488,897)
Tax Cost	$858,814,707

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,581,924
Capital loss carryforward	$(18,708,445)
Net unrealized appreciation (depreciation) on securities and other investments	$(73,488,897)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(7,527,095)
Long-term	(11,181,350)
Total capital loss carryforward	$(18,708,445)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$17,505,569	$10,947,690

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Bond Index Portfolio	143,088,432	94,232,824

5. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .09% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

In addition, under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

Initial Class	.14%
Service Class	.24%
Service Class 2.39%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$5,635
Service Class 2	485,401
$491,036

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees based on each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .06% of average net assets. Under the expense contract, each class pays a portion of the transfer agent fees equal to an annual rate of .05% of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$252,434
Service Class	2,818
Service Class 2	97,080
$352,332

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Subsequent Event - Sub-Advisory Arrangements.  Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6,107.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Bond Index Portfolio
Distributions to shareholders
Initial Class	$12,805,218	$8,073,922
Service Class	230,657	37,032
Service Class 2	4,469,694	2,836,736
Total	$17,505,569	$10,947,690

9. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Bond Index Portfolio
Initial Class
Shares sold	13,031,159	9,678,037	$124,143,132	$94,186,424
Reinvestment of distributions	1,361,916	839,583	12,805,218	8,073,922
Shares redeemed	(5,646,805)	(8,075,341)	(53,362,229)	(80,837,184)
Net increase (decrease)	8,746,270	2,442,279	$83,586,121	$21,423,162
Service Class
Shares sold	1,097,939	523,608	$10,375,229	$5,286,095
Reinvestment of distributions	24,384	3,705	228,382	35,483
Shares redeemed	(311,509)	(443,381)	(2,959,926)	(4,614,624)
Net increase (decrease)	810,814	83,932	$7,643,685	$706,954
Service Class 2
Shares sold	4,148,380	3,433,019	$39,219,792	$33,987,127
Reinvestment of distributions	476,666	295,508	4,467,751	2,835,428
Shares redeemed	(2,761,504)	(4,614,007)	(26,096,664)	(45,870,012)
Net increase (decrease)	1,863,542	(885,480)	$17,590,879	$(9,047,457)

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Bond Index Portfolio	60%	1	31%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Bond Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Bond Index Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Bond Index Portfolio
Initial Class	.14%
Actual		$ 1,000	$ 1,032.00	$ .72
Hypothetical-B		$ 1,000	$ 1,024.50	$ .71
Service Class	.24%
Actual		$ 1,000	$ 1,032.00	$ 1.23
Hypothetical-B		$ 1,000	$ 1,024.00	$ 1.22
Service Class 2	.39%
Actual		$ 1,000	$ 1,030.10	$ 2.00
Hypothetical-B		$ 1,000	$ 1,023.24	$ 1.99

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 36.64% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $17,505,472 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Bond Index Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Initial Class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Initial Class, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Initial Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Initial Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Initial Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of Initial Class of the fund below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Other Contractual Arrangements. The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Initial Class: 0.14%; Service Class: 0.24%; and Service Class 2: 0.39%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, the expense ratio of each class will not decline if the class's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances, and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9887310.105
VUSB-ANN-0224
Fidelity® Variable Insurance Products:

VIP Investment Grade Bond II Portfolio

Annual Report
December 31, 2023
Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Life of Fund A
Initial Class	5.91%	0.18%
Investor Class	5.88%	0.15%

A   From May 27, 2022
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond II Portfolio - Initial Class, a class of the fund, on May 27, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds gained 5.53% in 2023, according to the Bloomberg U.S. Aggregate Bond Index. The strong full-year gain was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The first months of the year saw the bond market start to rebound from the historic downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The index advanced 3.59% in the first four months of 2023 on optimism the central bank would soon be done with its hiking cycle, only to fall back in each of the next six months, as cooling but still-high inflation and a strong labor market suggested it may need to keep raising rates. Bonds saw particularly sharp sell-offs in September (-2.54%) and October (-1.58%) after policymakers explicitly adopted a "higher for longer" message on rates. At its committee meetings in November and December, though, the Fed struck a new, more optimistic tone, and the remarks, which in both months were soon followed by a mild consumer price index report, led to a strong relief rally. The index gained 4.53% in November, its best month since the 1980s, and a further 3.83% in December. For the full 12 months, long-term bonds outperformed short-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets, including corporate bonds and asset-backed securities, outpaced U.S. Treasuries.
Comments from Co-Portfolio Managers Celso Munoz and Ford O'Neil:
For the year, the fund's share classes (excluding sales charges, if any) gained roughly 6%, outpacing the 5.53% advance of the benchmark, the Bloomberg U.S. Aggregate Bond Index. An overweight to asset-backed securities, including collateralized loan obligations and loans backed by airline leases, notably boosted relative performance, given that these securities outperformed the benchmark. Security selection among asset-backed securities also was beneficial. Exposure to commercial mortgage-backed securities and emerging markets debt, two higher-yielding segments that fared better than the benchmark, contributed to the relative result as well. Among corporate securities, an overweight to financials added value. Security selection among corporates was notably favorable, led by individual standouts such as UBS in the financials segment and AB InBev and Hess in the industrials segment. In contrast, an underweight in the investment-grade industrials segment overall, and in technology specifically, detracted from the fund's relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the combined Investments of the Fund and its pro-rata share of investments in Fidelity's Central Funds, other than the Money Market Central Funds.
Quality Diversification (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (3.7)%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (3.7)%
Written options - (0.1)%
Futures and Swaps - (1.5)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional. fidelity.com, as applicable.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 26.6%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.:
1.65% 2/1/28	284,000	252,903
2.25% 2/1/32	467,000	386,180
2.55% 12/1/33	1,877,000	1,529,794
2.75% 6/1/31	509,000	446,228
2.95% 7/15/26	219,000	208,712
3.3% 2/1/52	484,000	345,271
3.5% 6/1/41	261,000	207,255
3.5% 9/15/53	864,000	627,011
3.55% 9/15/55	1,880,000	1,351,677
3.65% 6/1/51	400,000	301,227
3.65% 9/15/59	1,076,000	771,161
3.8% 2/15/27	247,000	241,058
3.8% 12/1/57	1,915,000	1,423,501
4.35% 6/15/45	175,000	151,079
4.5% 3/9/48	224,000	195,399
4.65% 6/1/44	216,000	192,274
Orange SA 5.5% 2/6/44	82,000	84,999
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	171,000	167,485
5.213% 3/8/47	180,000	166,780
7.045% 6/20/36	71,000	80,311
Verizon Communications, Inc.:
1.5% 9/18/30	110,000	90,624
1.68% 10/30/30	92,000	75,785
2.1% 3/22/28	751,000	679,358
2.355% 3/15/32	1,607,000	1,336,657
2.55% 3/21/31	2,142,000	1,846,937
3% 3/22/27	163,000	154,968
3.55% 3/22/51	299,000	230,379
4.125% 3/16/27	192,000	189,177
4.272% 1/15/36	666,000	627,086
4.329% 9/21/28	419,000	414,498
4.4% 11/1/34	103,000	99,095
4.75% 11/1/41	27,000	26,220
5.012% 4/15/49	67,000	67,067
5.012% 8/21/54	344,000	336,627
		15,304,783
Entertainment - 0.2%
The Walt Disney Co.:
2% 9/1/29	286,000	253,762
2.65% 1/13/31	435,000	387,038
2.75% 9/1/49	286,000	196,083
3.5% 5/13/40	187,000	157,375
3.6% 1/13/51	186,000	149,504
3.7% 10/15/25	192,000	188,578
3.8% 3/22/30	2,891,000	2,806,448
3.8% 5/13/60	187,000	152,180
4.7% 3/23/50	1,046,000	1,015,763
5.4% 10/1/43	106,000	111,050
6.15% 3/1/37	108,000	119,692
6.15% 2/15/41	288,000	323,039
		5,860,512
Interactive Media & Services - 0.0%
Alphabet, Inc.:
0.45% 8/15/25	204,000	191,495
1.1% 8/15/30	404,000	334,635
1.998% 8/15/26	63,000	59,496
2.05% 8/15/50	404,000	252,340
Baidu, Inc. 3.425% 4/7/30	334,000	302,657
		1,140,623
Media - 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	701,000	591,267
3.5% 6/1/41	924,000	653,090
3.7% 4/1/51	243,000	158,054
3.85% 4/1/61	2,000,000	1,246,626
3.9% 6/1/52	4,000,000	2,689,521
4.2% 3/15/28	302,000	290,080
4.4% 4/1/33	318,000	293,477
4.8% 3/1/50	6,000,000	4,644,432
4.908% 7/23/25	704,000	697,307
5.05% 3/30/29	167,000	165,230
5.125% 7/1/49	339,000	275,318
5.25% 4/1/53	242,000	202,686
5.375% 5/1/47	2,518,000	2,139,854
5.5% 4/1/63	318,000	265,362
5.75% 4/1/48	143,000	126,909
6.384% 10/23/35	369,000	374,570
6.484% 10/23/45	474,000	465,759
6.834% 10/23/55	3,000,000	2,994,943
Comcast Corp.:
1.5% 2/15/31	390,000	319,616
1.95% 1/15/31	70,000	59,082
2.35% 1/15/27	653,000	612,999
2.45% 8/15/52	390,000	242,385
2.65% 2/1/30	216,000	194,449
2.8% 1/15/51	224,000	149,273
3.15% 3/1/26	137,000	132,995
3.3% 2/1/27	327,000	315,468
3.375% 8/15/25	376,000	367,174
3.4% 4/1/30	200,000	187,201
3.45% 2/1/50	204,000	156,583
3.75% 4/1/40	160,000	137,629
3.969% 11/1/47	143,000	120,001
4% 3/1/48	329,000	276,074
4.15% 10/15/28	517,000	509,799
Discovery Communications LLC:
3.625% 5/15/30	765,000	693,392
4% 9/15/55	314,000	223,424
4.65% 5/15/50	1,508,000	1,211,333
5.2% 9/20/47	230,000	198,146
Fox Corp.:
4.03% 1/25/24	288,000	287,647
4.709% 1/25/29	515,000	512,051
5.476% 1/25/39	331,000	321,824
5.576% 1/25/49	406,000	391,543
Magallanes, Inc.:
3.638% 3/15/25	281,000	274,902
3.755% 3/15/27	853,000	817,328
4.054% 3/15/29	190,000	180,270
4.279% 3/15/32	4,437,000	4,060,760
5.05% 3/15/42	692,000	610,054
5.141% 3/15/52	7,416,000	6,365,566
Time Warner Cable LLC:
4.5% 9/15/42	418,000	328,020
5.5% 9/1/41	214,000	185,128
5.875% 11/15/40	188,000	170,177
6.55% 5/1/37	2,538,000	2,500,612
7.3% 7/1/38	585,000	603,240
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	140,000	130,941
3% 7/30/46	123,000	90,189
3.15% 9/17/25	260,000	252,984
4.125% 6/1/44	156,000	139,114
		42,603,858
Wireless Telecommunication Services - 0.3%
Rogers Communications, Inc.:
2.9% 11/15/26	69,000	65,420
3.2% 3/15/27	594,000	566,975
3.625% 12/15/25	55,000	53,392
3.7% 11/15/49	167,000	126,900
3.8% 3/15/32	1,320,000	1,214,695
5.45% 10/1/43	158,000	153,131
T-Mobile U.S.A., Inc.:
2.05% 2/15/28	412,000	371,743
2.25% 11/15/31	5,000,000	4,162,998
3.3% 2/15/51	412,000	297,641
3.5% 4/15/25	241,000	235,906
3.75% 4/15/27	997,000	967,017
3.875% 4/15/30	1,339,000	1,269,776
Vodafone Group PLC:
5.125% 6/19/59	180,000	164,332
5.25% 5/30/48	655,000	638,160
		10,288,086
TOTAL COMMUNICATION SERVICES		75,197,862
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.2%
American Honda Finance Corp. 3.55% 1/12/24	669,000	668,637
General Motors Co.:
5% 10/1/28	189,000	190,467
5.2% 4/1/45	117,000	105,295
5.95% 4/1/49	173,000	169,269
6.6% 4/1/36	160,000	171,241
6.75% 4/1/46	196,000	210,799
6.8% 10/1/27	364,000	385,863
General Motors Financial Co., Inc.:
3.85% 1/5/28	192,000	183,517
4% 1/15/25	169,000	166,223
4% 10/6/26	101,000	98,260
4.3% 7/13/25	340,000	334,104
4.35% 1/17/27	219,000	214,612
5.65% 1/17/29	587,000	601,241
5.85% 4/6/30	1,080,000	1,113,754
		4,613,282
Broadline Retail - 0.0%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	572,000	473,770
3.15% 2/9/51	589,000	388,522
Kohl's Corp.:
4.25% 7/17/25	100,000	97,589
10.75% 5/15/25	43,000	44,641
Macy's Retail Holdings LLC 4.3% 2/15/43	130,000	94,900
Nordstrom, Inc.:
4% 3/15/27	124,000	115,511
5% 1/15/44	55,000	39,089
		1,254,022
Diversified Consumer Services - 0.1%
American University 3.672% 4/1/49	66,000	53,382
Duke University 2.832% 10/1/55	128,000	87,008
George Washington University:
4.126% 9/15/48	192,000	176,061
4.3% 9/15/44	55,000	48,078
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	127,000	123,783
4.3% 2/21/48	136,000	120,598
Massachusetts Institute of Technology:
2.989% 7/1/50	128,000	95,880
3.885% 7/1/2116	78,000	61,168
3.959% 7/1/38	130,000	120,417
Northwestern University:
3.662% 12/1/57	152,000	122,035
4.643% 12/1/44	92,000	88,704
President and Fellows of Harvard College:
3.3% 7/15/56	133,000	101,004
3.619% 10/1/37	27,000	23,859
Rice University 3.774% 5/15/55	50,000	41,248
Trustees of Princeton Univ. 5.7% 3/1/39	27,000	30,416
University Notre Dame du Lac 3.438% 2/15/45	91,000	73,670
University of Chicago 3% 10/1/52	173,000	124,118
University of Southern California:
2.945% 10/1/51	314,000	221,171
5.25% 10/1/2111	55,000	56,469
		1,769,069
Hotels, Restaurants & Leisure - 0.1%
Expedia, Inc. 3.25% 2/15/30	237,000	217,260
McDonald's Corp.:
3.3% 7/1/25	165,000	161,176
3.5% 7/1/27	475,000	461,381
3.6% 7/1/30	448,000	424,949
3.7% 1/30/26	463,000	455,173
Metropolitan Museum of Art 3.4% 7/1/45	82,000	65,621
		1,785,560
Household Durables - 0.0%
Lennar Corp. 4.75% 11/29/27	217,000	216,502
Leisure Products - 0.0%
Hasbro, Inc. 3% 11/19/24	552,000	538,820
Specialty Retail - 0.2%
AutoNation, Inc.:
3.85% 3/1/32	2,004,000	1,780,666
4.75% 6/1/30	96,000	92,721
AutoZone, Inc.:
3.25% 4/15/25	110,000	107,400
3.625% 4/15/25	461,000	452,675
3.75% 6/1/27	159,000	154,364
4% 4/15/30	996,000	956,908
Lowe's Companies, Inc.:
1.3% 4/15/28	220,000	193,269
1.7% 10/15/30	334,000	277,398
3.35% 4/1/27	85,000	81,871
3.65% 4/5/29	294,000	283,371
3.7% 4/15/46	96,000	75,742
3.75% 4/1/32	899,000	841,345
4.05% 5/3/47	315,000	259,185
4.45% 4/1/62	1,098,000	925,691
4.5% 4/15/30	811,000	806,290
O'Reilly Automotive, Inc. 4.2% 4/1/30	148,000	142,578
		7,431,474
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc.:
2.4% 3/27/25	171,000	166,275
2.85% 3/27/30	165,000	151,702
3.25% 3/27/40	334,000	280,532
3.375% 11/1/46	123,000	98,943
3.375% 3/27/50	165,000	134,760
Tapestry, Inc. 3.05% 3/15/32	80,000	65,079
		897,291
TOTAL CONSUMER DISCRETIONARY		18,506,020
CONSUMER STAPLES - 1.5%
Beverages - 0.7%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.9% 2/1/46	10,000,000	9,802,414
Anheuser-Busch InBev Finance, Inc.:
4.625% 2/1/44	158,000	150,394
4.7% 2/1/36	1,297,000	1,292,768
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	465,000	442,394
4.439% 10/6/48	203,000	186,869
4.6% 4/15/48	514,000	486,487
8.2% 1/15/39	77,000	102,808
Constellation Brands, Inc.:
3.5% 5/9/27	274,000	263,884
3.7% 12/6/26	207,000	201,622
5.25% 11/15/48	199,000	196,985
Diageo Capital PLC:
1.375% 9/29/25	380,000	358,717
2% 4/29/30	407,000	351,505
2.125% 4/29/32	367,000	306,157
Dr. Pepper Snapple Group, Inc. 3.8% 5/1/50	87,000	70,614
Molson Coors Beverage Co.:
3% 7/15/26	1,419,000	1,359,037
4.2% 7/15/46	363,000	309,316
5% 5/1/42	1,644,000	1,582,819
The Coca-Cola Co.:
1.375% 3/15/31	334,000	275,326
1.45% 6/1/27	230,000	210,144
1.65% 6/1/30	230,000	197,002
2.5% 6/1/40	230,000	173,898
2.5% 3/15/51	167,000	112,117
2.6% 6/1/50	230,000	158,872
2.75% 6/1/60	230,000	159,169
3.375% 3/25/27	713,000	696,323
3.45% 3/25/30	436,000	418,685
		19,866,326
Consumer Staples Distribution & Retail - 0.0%
Dollar Tree, Inc. 4% 5/15/25	219,000	214,971
Sysco Corp.:
3.3% 7/15/26	90,000	86,872
3.75% 10/1/25	156,000	152,216
6.6% 4/1/40	270,000	302,029
		756,088
Food Products - 0.4%
Campbell Soup Co. 4.8% 3/15/48	384,000	349,763
General Mills, Inc.:
2.875% 4/15/30	289,000	261,163
3% 2/1/51	168,000	116,749
4.2% 4/17/28	472,000	465,464
JBS U.S.A. Lux SA / JBS Food Co.:
2.5% 1/15/27	1,107,000	1,018,728
3% 5/15/32	991,000	806,834
3.625% 1/15/32	381,000	326,621
5.125% 2/1/28	1,205,000	1,198,314
5.5% 1/15/30	159,000	156,261
5.75% 4/1/33	2,485,000	2,461,607
JBS U.S.A. Lux. SA / JBS U.S.A. Food 6.75% 3/15/34 (b)	6,000,000	6,321,780
		13,483,284
Household Products - 0.1%
Kimberly-Clark Corp.:
1.05% 9/15/27	579,000	516,253
3.1% 3/26/30	116,000	108,207
3.2% 7/30/46	69,000	52,831
3.95% 11/1/28	234,000	230,569
Procter & Gamble Co.:
1% 4/23/26	315,000	292,469
1.95% 4/23/31	500,000	432,646
2.85% 8/11/27	123,000	117,673
3% 3/25/30	272,000	254,710
		2,005,358
Tobacco - 0.3%
Altria Group, Inc.:
3.8% 2/14/24	127,000	126,599
3.875% 9/16/46	274,000	205,225
4.25% 8/9/42	963,000	782,170
4.5% 5/2/43	466,000	388,624
4.8% 2/14/29	491,000	489,432
5.375% 1/31/44	422,000	414,264
5.8% 2/14/39	256,000	260,760
5.95% 2/14/49	452,000	460,368
BAT Capital Corp.:
3.222% 8/15/24	164,000	161,328
3.557% 8/15/27	153,000	146,010
4.39% 8/15/37	298,000	249,525
4.54% 8/15/47	459,000	352,388
4.758% 9/6/49	334,000	264,726
Imperial Tobacco Finance PLC:
4.25% 7/21/25 (b)	1,945,000	1,910,166
6.125% 7/27/27 (b)	1,309,000	1,344,120
Philip Morris International, Inc.:
2.75% 2/25/26	103,000	98,691
3.875% 8/21/42	132,000	108,079
4.125% 3/4/43	274,000	231,606
4.875% 11/15/43	165,000	154,962
6.375% 5/16/38	40,000	44,758
Reynolds American, Inc.:
4.45% 6/12/25	303,000	299,460
5.7% 8/15/35	153,000	150,990
5.85% 8/15/45	116,000	108,583
6.15% 9/15/43	502,000	496,717
7.25% 6/15/37	570,000	618,561
		9,868,112
TOTAL CONSUMER STAPLES		45,979,168
ENERGY - 2.5%
Energy Equipment & Services - 0.0%
Baker Hughes Co.:
4.08% 12/15/47	659,000	557,415
5.125% 9/15/40	55,000	55,549
Halliburton Co.:
2.92% 3/1/30	264,000	237,408
3.8% 11/15/25	14,000	13,719
4.85% 11/15/35	270,000	265,729
5% 11/15/45	207,000	200,893
7.45% 9/15/39	41,000	51,165
		1,381,878
Oil, Gas & Consumable Fuels - 2.5%
Apache Corp. 5.1% 9/1/40	82,000	70,258
Boardwalk Pipelines LP 4.95% 12/15/24	130,000	129,088
Canadian Natural Resources Ltd.:
3.8% 4/15/24	852,000	847,013
3.9% 2/1/25	51,000	50,165
4.95% 6/1/47	175,000	157,991
5.85% 2/1/35	644,000	655,681
6.25% 3/15/38	188,000	196,686
Cenovus Energy, Inc.:
2.65% 1/15/32	196,000	162,420
5.4% 6/15/47	154,000	145,364
6.75% 11/15/39	8,000	8,710
Columbia Pipeline Group, Inc. 4.5% 6/1/25	259,000	255,671
Columbia Pipelines Operating Co. LLC:
5.927% 8/15/30 (b)	432,000	446,694
6.036% 11/15/33 (b)	1,163,000	1,217,975
6.497% 8/15/43 (b)	348,000	372,687
6.544% 11/15/53 (b)	626,000	689,232
6.714% 8/15/63 (b)	375,000	413,549
ConocoPhillips Co.:
5.95% 3/15/46	165,000	178,625
6.5% 2/1/39	206,000	238,144
DCP Midstream Operating LP:
5.125% 5/15/29	1,257,000	1,256,274
5.6% 4/1/44	154,000	151,372
6.45% 11/3/36 (b)	311,000	330,694
6.75% 9/15/37 (b)	1,205,000	1,324,291
Devon Energy Corp.:
5% 6/15/45	456,000	402,547
5.6% 7/15/41	79,000	76,352
Enbridge, Inc.:
3.5% 6/10/24	77,000	76,217
4.25% 12/1/26	223,000	219,996
5.5% 12/1/46	397,000	390,405
Energy Transfer LP:
3.75% 5/15/30	750,000	696,470
3.9% 5/15/24 (c)	166,000	164,738
3.9% 7/15/26	206,000	200,203
4.5% 4/15/24	158,000	157,408
4.95% 6/15/28	767,000	763,999
5% 5/15/50	3,892,000	3,469,993
5.15% 3/15/45	219,000	200,796
5.25% 4/15/29	258,000	259,930
5.3% 4/1/44	159,000	146,298
5.4% 10/1/47	420,000	391,349
5.8% 6/15/38	523,000	524,575
6% 6/15/48	923,000	929,854
6.125% 12/15/45	120,000	120,864
6.25% 4/15/49	257,000	265,765
Enterprise Products Operating LP:
3.3% 2/15/53	104,000	77,058
3.7% 2/15/26	652,000	642,015
3.95% 2/15/27	710,000	698,406
4.2% 1/31/50	163,000	141,383
4.25% 2/15/48	547,000	480,363
4.8% 2/1/49	201,000	190,126
4.85% 8/15/42	69,000	66,143
4.85% 3/15/44	137,000	131,624
4.9% 5/15/46	117,000	111,610
5.7% 2/15/42	55,000	57,875
7.55% 4/15/38	55,000	67,282
EOG Resources, Inc. 4.15% 1/15/26	154,000	152,556
Equinor ASA:
2.375% 5/22/30	316,000	282,226
3.125% 4/6/30	274,000	257,285
3.625% 9/10/28	331,000	322,465
3.7% 3/1/24	100,000	99,677
3.7% 4/6/50	438,000	361,504
5.1% 8/17/40	55,000	56,368
Exxon Mobil Corp.:
3.043% 3/1/26	228,000	221,404
3.452% 4/15/51	114,000	89,429
3.567% 3/6/45	182,000	149,655
Hess Corp.:
3.5% 7/15/24	104,000	102,765
4.3% 4/1/27	614,000	607,495
5.6% 2/15/41	2,043,000	2,145,489
5.8% 4/1/47	117,000	126,080
7.125% 3/15/33	126,000	145,631
7.3% 8/15/31	168,000	193,623
7.875% 10/1/29	551,000	633,056
Kinder Morgan Energy Partners LP:
4.25% 9/1/24	411,000	407,182
4.7% 11/1/42	104,000	89,175
5% 3/1/43	27,000	24,078
5.5% 3/1/44	192,000	181,589
5.625% 9/1/41	27,000	25,709
6.55% 9/15/40	140,000	147,654
Kinder Morgan, Inc.:
4.3% 3/1/28	273,000	269,172
5.2% 3/1/48	241,000	219,958
5.3% 12/1/34	234,000	232,195
5.55% 6/1/45	573,000	551,146
Magellan Midstream Partners LP:
4.25% 9/15/46	151,000	121,543
5% 3/1/26	82,000	81,824
Marathon Oil Corp. 5.2% 6/1/45	137,000	121,346
Marathon Petroleum Corp.:
4.5% 4/1/48	160,000	133,955
4.7% 5/1/25	601,000	596,926
6.5% 3/1/41	27,000	29,001
MPLX LP:
4.125% 3/1/27	259,000	253,531
4.7% 4/15/48	535,000	461,069
4.8% 2/15/29	393,000	390,195
4.875% 12/1/24	344,000	342,037
4.95% 9/1/32	2,488,000	2,434,482
5.2% 3/1/47	168,000	155,816
5.5% 2/15/49	662,000	640,213
Occidental Petroleum Corp.:
6.2% 3/15/40	214,000	220,955
6.45% 9/15/36	578,000	611,525
6.6% 3/15/46	717,000	776,325
7.5% 5/1/31	964,000	1,080,977
ONEOK, Inc.:
4.45% 9/1/49	160,000	133,836
4.95% 7/13/47	160,000	143,167
5.2% 7/15/48	83,000	77,780
Ovintiv, Inc. 6.5% 2/1/38	244,000	251,667
Petroleos Mexicanos:
4.5% 1/23/26	668,000	622,523
5.95% 1/28/31	457,000	362,630
6.35% 2/12/48	1,658,000	1,051,653
6.49% 1/23/27	481,000	448,629
6.5% 3/13/27	607,000	564,131
6.5% 1/23/29	698,000	614,676
6.7% 2/16/32	634,000	524,635
6.75% 9/21/47	1,520,000	994,460
6.84% 1/23/30	2,319,000	1,989,238
6.95% 1/28/60	989,000	650,268
7.69% 1/23/50	2,036,000	1,448,105
8.75% 6/2/29	15,000,000	14,452,500
Phillips 66 Co.:
3.85% 4/9/25	77,000	75,754
4.875% 11/15/44	27,000	25,862
5.875% 5/1/42	260,000	280,510
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	166,000	152,831
3.6% 11/1/24	371,000	364,110
4.65% 10/15/25	336,000	332,364
4.9% 2/15/45	52,000	44,831
6.65% 1/15/37	77,000	82,397
Sabine Pass Liquefaction LLC 4.5% 5/15/30	1,002,000	979,221
Spectra Energy Partners LP:
3.375% 10/15/26	447,000	430,339
4.75% 3/15/24	132,000	131,740
Suncor Energy, Inc.:
4% 11/15/47	137,000	108,397
6.8% 5/15/38	232,000	253,724
6.85% 6/1/39	55,000	60,514
The Williams Companies, Inc.:
3.5% 11/15/30	1,068,000	977,826
3.75% 6/15/27	640,000	616,857
3.9% 1/15/25	250,000	245,991
4.3% 3/4/24	684,000	682,285
4.55% 6/24/24	1,831,000	1,820,871
4.65% 8/15/32	2,571,000	2,506,220
4.85% 3/1/48	231,000	209,824
5.3% 8/15/52	581,000	562,453
5.75% 6/24/44	52,000	52,386
Total Capital International SA:
3.127% 5/29/50	98,000	71,840
3.455% 2/19/29	585,000	564,186
3.461% 7/12/49	179,000	141,271
3.75% 4/10/24	55,000	54,703
TransCanada PipeLines Ltd.:
4.75% 5/15/38	288,000	266,886
4.875% 1/15/26	137,000	136,615
4.875% 5/15/48	135,000	123,678
5.1% 3/15/49	96,000	91,507
6.1% 6/1/40	184,000	193,721
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	288,000	261,053
4.45% 8/1/42	212,000	186,583
4.6% 3/15/48	110,000	99,047
Valero Energy Corp. 6.625% 6/15/37	149,000	163,327
Western Gas Partners LP:
3.95% 6/1/25	109,000	106,275
4.5% 3/1/28	251,000	242,778
4.65% 7/1/26	1,137,000	1,117,073
4.75% 8/15/28	145,000	141,542
		77,255,804
TOTAL ENERGY		78,637,682
FINANCIALS - 13.3%
Banks - 6.6%
Banco Santander SA:
1.849% 3/25/26	400,000	370,260
2.958% 3/25/31	400,000	343,646
3.225% 11/22/32 (c)	200,000	167,476
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Index + 0.650% 1.53% 12/6/25 (c)(d)	1,351,000	1,298,782
1.658% 3/11/27 (c)	532,000	492,159
1.734% 7/22/27 (c)	690,000	632,144
2.015% 2/13/26 (c)	692,000	664,954
2.087% 6/14/29 (c)	157,000	138,367
2.299% 7/21/32 (c)	2,174,000	1,775,152
2.651% 3/11/32 (c)	506,000	427,231
2.676% 6/19/41 (c)	340,000	243,059
2.687% 4/22/32 (c)	246,000	207,730
2.831% 10/24/51 (c)	276,000	186,464
2.972% 7/21/52 (c)	268,000	188,912
3.194% 7/23/30 (c)	1,318,000	1,195,038
3.248% 10/21/27	103,000	98,000
3.366% 1/23/26 (c)	724,000	707,082
3.419% 12/20/28 (c)	3,213,000	3,026,417
3.5% 4/19/26	631,000	614,006
3.593% 7/21/28 (c)	304,000	288,343
3.705% 4/24/28 (c)	241,000	230,132
3.846% 3/8/37 (c)	197,000	172,967
3.95% 4/21/25	518,000	509,218
3.97% 3/5/29 (c)	601,000	574,023
3.974% 2/7/30 (c)	388,000	367,241
4% 1/22/25	165,000	162,777
4.083% 3/20/51 (c)	173,000	145,567
4.183% 11/25/27	425,000	413,032
4.2% 8/26/24	2,742,000	2,716,278
4.25% 10/22/26	645,000	633,271
4.271% 7/23/29 (c)	494,000	476,952
4.33% 3/15/50 (c)	359,000	315,984
4.443% 1/20/48 (c)	418,000	375,650
4.45% 3/3/26	547,000	540,977
4.571% 4/27/33 (c)	10,000,000	9,531,816
5% 1/21/44	147,000	144,152
5.015% 7/22/33 (c)	14,951,000	14,789,989
5.875% 2/7/42	90,000	97,000
6.11% 1/29/37	194,000	206,841
7.75% 5/14/38	114,000	138,648
Bank of Montreal:
3.3% 2/5/24	444,000	442,751
3.803% 12/15/32 (c)	320,000	294,374
Barclays PLC:
2.279% 11/24/27 (c)	500,000	459,405
2.894% 11/24/32 (c)	520,000	426,182
3.932% 5/7/25 (c)	435,000	431,980
4.836% 5/9/28	263,000	256,804
4.95% 1/10/47	443,000	414,598
5.088% 6/20/30 (c)	923,000	893,623
5.2% 5/12/26	781,000	775,937
5.829% 5/9/27 (c)	4,830,000	4,873,192
6.224% 5/9/34 (c)	2,572,000	2,667,617
BNP Paribas SA 2.219% 6/9/26 (b)(c)	947,000	903,954
Canadian Imperial Bank of Commerce 3.6% 4/7/32	398,000	362,895
Citigroup, Inc.:
1.122% 1/28/27 (c)	487,000	447,456
2.561% 5/1/32 (c)	414,000	345,412
3.106% 4/8/26 (c)	854,000	830,011
3.352% 4/24/25 (c)	623,000	618,227
3.52% 10/27/28 (c)	632,000	597,723
3.668% 7/24/28 (c)	1,119,000	1,066,440
3.7% 1/12/26	305,000	297,633
3.875% 3/26/25	1,193,000	1,170,697
3.887% 1/10/28 (c)	123,000	118,939
3.98% 3/20/30 (c)	976,000	926,150
4.125% 7/25/28	423,000	406,190
4.3% 11/20/26	218,000	213,638
4.4% 6/10/25	110,000	108,577
4.412% 3/31/31 (c)	1,601,000	1,531,269
4.45% 9/29/27	3,118,000	3,046,313
4.6% 3/9/26	441,000	435,324
4.65% 7/23/48	389,000	358,268
4.75% 5/18/46	216,000	193,173
4.91% 5/24/33 (c)	11,248,000	11,012,528
5.3% 5/6/44	55,000	52,773
5.5% 9/13/25	831,000	834,784
5.875% 1/30/42	149,000	158,051
6.27% 11/17/33 (c)	5,000,000	5,350,054
8.125% 7/15/39	219,000	281,982
Citizens Financial Group, Inc. 2.638% 9/30/32	662,000	511,110
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(c)	328,000	292,615
Export-Import Bank of Korea:
0.625% 2/9/26	719,000	660,423
2.875% 1/21/25	208,000	203,792
Fifth Third Bancorp:
2.55% 5/5/27	407,000	375,407
8.25% 3/1/38	57,000	67,420
HSBC Holdings PLC:
2.013% 9/22/28 (c)	1,336,000	1,189,380
2.099% 6/4/26 (c)	500,000	475,988
3.803% 3/11/25 (c)	891,000	887,344
3.9% 5/25/26	302,000	293,978
4.25% 3/14/24	276,000	274,953
4.292% 9/12/26 (c)	1,276,000	1,249,009
4.375% 11/23/26	787,000	768,799
4.95% 3/31/30	398,000	394,622
6.5% 9/15/37	288,000	301,364
6.8% 6/1/38	167,000	183,870
HSBC U.S.A., Inc. 3.5% 6/23/24	192,000	190,220
ING Groep NV:
1.726% 4/1/27 (c)	253,000	234,048
2.727% 4/1/32 (c)	256,000	219,196
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)	545,000	539,337
5.71% 1/15/26 (b)	1,614,000	1,605,911
Japan Bank International Cooperation:
1.25% 1/21/31	1,072,000	870,077
2.375% 4/20/26	358,000	341,094
2.875% 6/1/27	208,000	198,067
3.25% 7/20/28	246,000	235,028
JPMorgan Chase & Co.:
0.768% 8/9/25 (c)	1,241,000	1,203,363
1.47% 9/22/27 (c)	821,000	743,835
1.953% 2/4/32 (c)	440,000	357,674
2.083% 4/22/26 (c)	1,010,000	967,428
2.522% 4/22/31 (c)	329,000	284,498
2.545% 11/8/32 (c)	642,000	535,671
2.95% 10/1/26	692,000	659,178
2.956% 5/13/31 (c)	884,000	776,836
3.109% 4/22/51 (c)	409,000	293,889
3.22% 3/1/25 (c)	478,000	476,035
3.3% 4/1/26	247,000	239,092
3.509% 1/23/29 (c)	867,000	821,544
3.54% 5/1/28 (c)	466,000	444,728
3.875% 9/10/24	6,391,000	6,319,785
3.882% 7/24/38 (c)	123,000	108,878
3.9% 7/15/25	592,000	582,806
3.96% 1/29/27 (c)	334,000	326,260
3.964% 11/15/48 (c)	258,000	215,997
4.005% 4/23/29 (c)	563,000	541,687
4.125% 12/15/26	1,929,000	1,890,798
4.203% 7/23/29 (c)	1,198,000	1,164,122
4.323% 4/26/28 (c)	326,000	321,154
4.452% 12/5/29 (c)	335,000	328,297
4.493% 3/24/31 (c)	1,607,000	1,566,823
4.586% 4/26/33 (c)	8,275,000	7,994,853
4.85% 2/1/44	137,000	134,301
4.912% 7/25/33 (c)	15,028,000	14,858,636
4.95% 6/1/45	262,000	250,471
5.5% 10/15/40	156,000	162,093
5.6% 7/15/41	41,000	43,579
5.625% 8/16/43	137,000	143,541
5.717% 9/14/33 (c)	2,300,000	2,379,809
Korea Development Bank:
0.4% 6/19/24	300,000	293,570
1.625% 1/19/31	367,000	301,922
Lloyds Banking Group PLC:
4.344% 1/9/48	411,000	330,209
4.582% 12/10/25	320,000	313,166
4.65% 3/24/26	236,000	231,399
Mitsubishi UFJ Financial Group, Inc.:
1.538% 7/20/27 (c)	309,000	282,339
2.309% 7/20/32 (c)	300,000	248,925
2.801% 7/18/24	224,000	220,742
3.195% 7/18/29	390,000	358,275
3.751% 7/18/39	217,000	189,875
3.961% 3/2/28	603,000	587,185
Mizuho Financial Group, Inc.:
1.554% 7/9/27 (c)	317,000	289,678
2.226% 5/25/26 (c)	374,000	357,408
2.26% 7/9/32 (c)	314,000	255,393
2.591% 5/25/31 (c)	454,000	388,314
NatWest Group PLC:
3 month U.S. LIBOR + 1.750% 4.892% 5/18/29 (c)(d)	234,000	229,713
3.073% 5/22/28 (c)	584,000	542,334
3.754% 11/1/29 (c)	354,000	345,314
4.8% 4/5/26	358,000	354,698
Oesterreichische Kontrollbank AG 0.375% 9/17/25	299,000	278,917
PNC Financial Services Group, Inc.:
1.15% 8/13/26	345,000	313,758
2.2% 11/1/24	185,000	179,863
2.6% 7/23/26	667,000	631,593
3.5% 1/23/24	479,000	478,302
3.9% 4/29/24	155,000	154,098
4.626% 6/6/33 (c)	15,000,000	14,144,128
Rabobank Nederland:
3.75% 7/21/26	528,000	505,504
4.375% 8/4/25	936,000	919,071
5.25% 5/24/41	82,000	86,520
Royal Bank of Canada:
1.2% 4/27/26	308,000	284,543
2.05% 1/21/27	567,000	526,505
4.65% 1/27/26	356,000	352,983
Santander Holdings U.S.A., Inc. 2.49% 1/6/28 (c)	717,000	656,397
Santander UK Group Holdings PLC 2.469% 1/11/28 (c)	334,000	304,368
Societe Generale:
1.038% 6/18/25 (b)(c)	1,987,000	1,941,494
1.488% 12/14/26 (b)(c)	1,222,000	1,124,712
Truist Financial Corp. 1.267% 3/2/27 (c)	899,000	822,986
U.S. Bancorp:
1.375% 7/22/30	334,000	269,202
3% 7/30/29	297,000	268,788
3.1% 4/27/26	247,000	236,694
Wells Fargo & Co.:
2.164% 2/11/26 (c)	1,018,000	979,747
2.188% 4/30/26 (c)	806,000	772,443
2.406% 10/30/25 (c)	1,970,000	1,916,346
2.572% 2/11/31 (c)	644,000	556,493
3% 10/23/26	557,000	528,801
3.068% 4/30/41 (c)	487,000	368,443
3.35% 3/2/33 (c)	157,000	137,126
3.526% 3/24/28 (c)	1,167,000	1,113,340
3.584% 5/22/28 (c)	287,000	273,386
3.9% 5/1/45	130,000	107,453
4.1% 6/3/26	88,000	86,064
4.4% 6/14/46	196,000	164,625
4.478% 4/4/31 (c)	1,796,000	1,735,020
4.75% 12/7/46	439,000	386,629
4.897% 7/25/33 (c)	13,435,000	13,088,036
4.9% 11/17/45	265,000	240,856
5.013% 4/4/51 (c)	2,815,000	2,677,591
5.375% 11/2/43	184,000	179,161
5.606% 1/15/44	312,000	310,575
Westpac Banking Corp.:
1.953% 11/20/28	200,000	177,193
2.85% 5/13/26	130,000	124,813
3.3% 2/26/24	891,000	888,319
4.11% 7/24/34 (c)	800,000	731,385
4.421% 7/24/39	160,000	139,543
		207,197,647
Capital Markets - 3.4%
Affiliated Managers Group, Inc. 3.5% 8/1/25	826,000	800,814
Ares Capital Corp.:
2.15% 7/15/26	705,000	642,659
3.25% 7/15/25	173,000	165,738
3.875% 1/15/26	1,565,000	1,503,421
Bank of New York Mellon Corp.:
1.8% 7/28/31	574,000	467,120
2.8% 5/4/26	154,000	147,386
BlackRock, Inc. 3.5% 3/18/24	80,000	79,653
Blackstone Private Credit Fund:
2.7% 1/15/25	437,000	421,504
4.7% 3/24/25	2,482,000	2,439,431
7.05% 9/29/25	3,077,000	3,131,401
Brookfield Finance, Inc. 2.724% 4/15/31	690,000	582,014
Credit Suisse AG 3.625% 9/9/24	272,000	268,143
Deutsche Bank AG:
4.1% 1/13/26	330,000	323,629
4.5% 4/1/25	1,502,000	1,473,944
Deutsche Bank AG New York Branch:
2.311% 11/16/27 (c)	171,000	156,361
3.7% 5/30/24	269,000	266,223
4.1% 1/13/26	598,000	581,239
6.72% 1/18/29 (c)	1,810,000	1,895,444
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (c)	471,000	446,603
1.093% 12/9/26 (c)	1,144,000	1,053,586
2.383% 7/21/32 (c)	1,960,000	1,610,388
2.6% 2/7/30	334,000	293,500
2.615% 4/22/32 (c)	848,000	711,818
2.65% 10/21/32 (c)	434,000	361,657
3.102% 2/24/33 (c)	16,994,000	14,587,896
3.272% 9/29/25 (c)	167,000	164,176
3.436% 2/24/43 (c)	137,000	107,003
3.5% 1/23/25	1,432,000	1,404,158
3.691% 6/5/28 (c)	5,717,000	5,462,233
3.8% 3/15/30	1,945,000	1,827,469
3.85% 1/26/27	829,000	806,215
4.25% 10/21/25	422,000	414,210
4.411% 4/23/39 (c)	130,000	117,552
4.75% 10/21/45	433,000	410,273
5.95% 1/15/27	411,000	422,675
6.75% 10/1/37	843,000	927,920
Intercontinental Exchange, Inc.:
1.85% 9/15/32	310,000	248,288
2.65% 9/15/40	310,000	230,158
3.75% 12/1/25	158,000	155,282
3.75% 9/21/28	256,000	248,470
4.25% 9/21/48	290,000	259,391
Jefferies Financial Group, Inc.:
2.625% 10/15/31	67,000	55,497
4.15% 1/23/30	387,000	363,415
Moody's Corp.:
3.25% 1/15/28	737,000	703,289
3.75% 3/24/25	637,000	626,938
4.875% 12/17/48	284,000	267,465
Morgan Stanley:
1.164% 10/21/25 (c)	390,000	375,332
1.512% 7/20/27 (c)	270,000	246,620
1.593% 5/4/27 (c)	393,000	362,105
2.188% 4/28/26 (c)	672,000	645,560
2.239% 7/21/32 (c)	255,000	208,142
2.511% 10/20/32 (c)	137,000	113,441
2.72% 7/22/25 (c)	520,000	511,416
3.125% 7/27/26	2,912,000	2,788,392
3.217% 4/22/42 (c)	498,000	383,049
3.591% 7/22/28 (c)	984,000	939,369
3.622% 4/1/31 (c)	1,260,000	1,160,745
3.625% 1/20/27	1,381,000	1,338,862
3.772% 1/24/29 (c)	337,000	321,391
3.875% 1/27/26	144,000	141,035
3.95% 4/23/27	937,000	909,555
3.971% 7/22/38 (c)	171,000	149,654
4.3% 1/27/45	55,000	49,595
4.375% 1/22/47	304,000	273,585
4.431% 1/23/30 (c)	552,000	537,636
4.457% 4/22/39 (c)	207,000	191,519
4.889% 7/20/33 (c)	10,161,000	9,907,681
5% 11/24/25	1,838,000	1,835,281
5.597% 3/24/51 (c)	355,000	381,845
6.342% 10/18/33 (c)	15,700,000	16,929,300
6.375% 7/24/42	80,000	92,417
7.25% 4/1/32	27,000	31,832
Peachtree Corners Funding Trust 3.976% 2/15/25 (b)	628,000	617,552
S&P Global, Inc.:
2.9% 3/1/32	1,181,000	1,054,136
2.95% 1/22/27	167,000	159,395
State Street Corp.:
1.684% 11/18/27 (c)	548,000	502,669
2.65% 5/19/26	207,000	197,636
UBS Group AG:
1.494% 8/10/27 (b)(c)	732,000	661,394
2.593% 9/11/25 (b)(c)	1,329,000	1,300,139
3.75% 3/26/25	585,000	573,093
3.869% 1/12/29 (b)(c)	505,000	476,046
4.125% 9/24/25 (b)	661,000	646,450
4.194% 4/1/31 (b)(c)	1,208,000	1,124,700
4.55% 4/17/26	323,000	318,779
4.875% 5/15/45	310,000	295,097
6.537% 8/12/33 (b)(c)	7,000,000	7,470,097
		105,856,191
Consumer Finance - 2.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24	528,000	509,575
2.45% 10/29/26	878,000	812,959
3% 10/29/28	730,000	666,482
3.3% 1/30/32	567,000	493,477
3.4% 10/29/33	204,000	175,169
3.5% 1/15/25	1,042,000	1,018,378
3.85% 10/29/41	204,000	164,298
3.875% 1/23/28	430,000	409,781
4.45% 10/1/25	270,000	264,911
4.45% 4/3/26	393,000	385,892
4.875% 1/16/24	864,000	863,448
5.75% 6/6/28	4,500,000	4,605,481
6.45% 4/15/27 (b)	2,464,000	2,551,267
6.5% 7/15/25	455,000	460,765
Ally Financial, Inc.:
2.2% 11/2/28	330,000	280,544
5.125% 9/30/24	268,000	265,850
5.8% 5/1/25	1,168,000	1,169,010
6.7% 2/14/33	6,000,000	6,007,101
7.1% 11/15/27	2,990,000	3,107,654
8% 11/1/31	5,339,000	5,848,875
Capital One Financial Corp.:
2.636% 3/3/26 (c)	612,000	586,410
3.273% 3/1/30 (c)	783,000	699,299
3.3% 10/30/24	398,000	391,384
3.65% 5/11/27	1,693,000	1,614,231
3.75% 7/28/26	267,000	255,694
3.75% 3/9/27	970,000	926,165
3.8% 1/31/28	1,242,000	1,179,339
4.985% 7/24/26 (c)	2,477,000	2,448,382
5.247% 7/26/30 (c)	3,190,000	3,134,277
5.268% 5/10/33 (c)	8,000,000	7,849,873
5.468% 2/1/29 (c)	2,078,000	2,071,859
5.817% 2/1/34 (c)	2,860,000	2,846,060
Discover Financial Services:
3.95% 11/6/24	358,000	351,913
4.1% 2/9/27	358,000	343,542
4.5% 1/30/26	1,105,000	1,090,727
6.7% 11/29/32	644,000	674,615
Ford Motor Credit Co. LLC:
4.063% 11/1/24	2,211,000	2,172,157
5.584% 3/18/24	784,000	782,923
GE Capital International Funding Co. 3.373% 11/15/25	790,000	766,742
Synchrony Financial:
3.7% 8/4/26	129,000	121,402
3.95% 12/1/27	965,000	902,434
4.25% 8/15/24	840,000	830,763
4.375% 3/19/24	996,000	992,438
5.15% 3/19/29	1,802,000	1,749,715
		64,843,261
Financial Services - 0.7%
AIG Global Funding 5.9% 9/19/28 (b)	1,806,000	1,860,616
Aon Corp. / Aon Global Holdings PLC 2.6% 12/2/31	547,000	463,826
Brixmor Operating Partnership LP:
3.9% 3/15/27	155,000	147,738
4.05% 7/1/30	804,000	751,299
4.125% 6/15/26	791,000	765,987
4.125% 5/15/29	819,000	779,404
Corebridge Financial, Inc.:
3.5% 4/4/25	254,000	247,614
3.65% 4/5/27	4,362,000	4,194,940
3.85% 4/5/29	355,000	334,517
3.9% 4/5/32	423,000	382,378
4.35% 4/5/42	96,000	81,365
4.4% 4/5/52	285,000	238,870
Equitable Holdings, Inc. 4.35% 4/20/28	759,000	732,822
Jackson Financial, Inc.:
3.125% 11/23/31	304,000	255,866
5.17% 6/8/27	1,172,000	1,169,759
5.67% 6/8/32	1,260,000	1,275,423
Japan International Cooperation Agency 1.75% 4/28/31	274,000	227,611
KfW:
0.375% 7/18/25	472,000	443,058
0.625% 1/22/26	1,471,000	1,365,700
2% 5/2/25	105,000	101,452
2.5% 11/20/24	286,000	280,078
2.625% 2/28/24	559,000	556,570
2.875% 4/3/28	421,000	401,963
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)	766,000	764,573
Pine Street Trust I 4.572% 2/15/29 (b)	717,000	681,798
Pine Street Trust II 5.568% 2/15/49 (b)	716,000	641,476
The Western Union Co. 2.85% 1/10/25	300,000	291,481
Voya Financial, Inc.:
3.65% 6/15/26	433,000	418,714
5.7% 7/15/43	103,000	100,717
		19,957,615
Insurance - 0.5%
AFLAC, Inc.:
3.6% 4/1/30	167,000	157,680
4% 10/15/46	104,000	85,463
AIA Group Ltd. 3.375% 4/7/30 (b)	924,000	851,337
American International Group, Inc.:
3.875% 1/15/35	74,000	67,003
4.2% 4/1/28	509,000	495,403
4.375% 6/30/50	157,000	140,146
4.5% 7/16/44	243,000	219,216
4.7% 7/10/35	159,000	146,831
4.75% 4/1/48	269,000	253,348
Aon PLC:
3.5% 6/14/24	223,000	220,768
4.6% 6/14/44	44,000	39,470
4.75% 5/15/45	161,000	147,131
Athene Holding Ltd. 3.5% 1/15/31	187,000	164,652
Baylor Scott & White Holdings:
Series 2021, 2.839% 11/15/50	484,000	334,345
3.967% 11/15/46	69,000	58,583
Brighthouse Financial, Inc. 4.7% 6/22/47	260,000	206,649
Brown & Brown, Inc. 4.2% 3/17/32	217,000	197,914
Fairfax Financial Holdings Ltd. 4.625% 4/29/30	177,000	170,036
Five Corners Funding Trust II 2.85% 5/15/30 (b)	1,385,000	1,224,660
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	195,000	177,067
3.6% 8/19/49	233,000	180,502
4.4% 3/15/48	266,000	232,668
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)	514,000	502,318
Lincoln National Corp.:
3.625% 12/12/26	165,000	160,463
4.35% 3/1/48	83,000	65,726
4.375% 6/15/50	167,000	131,507
Manulife Financial Corp. 4.15% 3/4/26	334,000	329,859
Markel Group, Inc. 3.35% 9/17/29	167,000	153,068
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	52,000	51,509
3.875% 3/15/24	260,000	258,926
4.2% 3/1/48	134,000	116,130
4.35% 1/30/47	77,000	69,049
4.375% 3/15/29	711,000	707,466
4.9% 3/15/49	255,000	246,860
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (b)	730,000	501,212
MetLife, Inc.:
3.6% 11/13/25	334,000	327,926
4.125% 8/13/42	171,000	151,508
4.6% 5/13/46	55,000	52,115
4.721% 12/15/44 (c)	137,000	129,181
5.375% 7/15/33	1,754,000	1,828,498
Pacific LifeCorp 5.125% 1/30/43 (b)	660,000	628,544
Principal Financial Group, Inc. 4.3% 11/15/46	219,000	185,163
Progressive Corp.:
2.45% 1/15/27	130,000	121,925
2.5% 3/15/27	254,000	238,312
3% 3/15/32	478,000	426,415
4.2% 3/15/48	152,000	135,313
Prudential Financial, Inc.:
3.878% 3/27/28	114,000	111,104
3.905% 12/7/47	15,000	12,255
3.935% 12/7/49	294,000	241,852
4.35% 2/25/50	343,000	303,731
4.418% 3/27/48	174,000	152,919
5.125% 3/1/52 (c)	115,000	108,078
5.7% 12/14/36	10,000	10,813
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)	200,000	191,000
TIAA Asset Management Finance LLC 4.125% 11/1/24 (b)	222,000	218,599
Unum Group:
3.875% 11/5/25	610,000	592,073
4% 6/15/29	554,000	525,756
5.75% 8/15/42	914,000	889,124
		16,647,169
TOTAL FINANCIALS		414,501,883
HEALTH CARE - 1.6%
Biotechnology - 0.4%
AbbVie, Inc. 2.6% 11/21/24	424,000	414,205
Amgen, Inc.:
1.65% 8/15/28	532,000	470,448
1.9% 2/21/25	224,000	216,220
2.6% 8/19/26	288,000	273,671
2.8% 8/15/41	544,000	395,547
3.125% 5/1/25	55,000	53,586
3.35% 2/22/32	160,000	146,208
3.375% 2/21/50	307,000	228,540
4.4% 5/1/45	272,000	241,414
4.663% 6/15/51	342,000	310,861
5.15% 3/2/28	1,562,000	1,599,099
5.25% 3/2/30	1,426,000	1,465,923
5.25% 3/2/33	1,610,000	1,650,625
5.6% 3/2/43	1,529,000	1,579,932
5.65% 3/2/53	760,000	799,585
5.75% 3/2/63	1,385,000	1,453,065
		11,298,929
Health Care Equipment & Supplies - 0.0%
Baxter International, Inc.:
1.915% 2/1/27	405,000	371,065
2.539% 2/1/32	446,000	373,932
		744,997
Health Care Providers & Services - 1.0%
Allina Health System, Inc. 3.887% 4/15/49	182,000	152,872
Banner Health:
2.907% 1/1/42	45,000	33,260
2.913% 1/1/51	377,000	256,990
Baptist Healthcare System Obli 3.54% 8/15/50	368,000	271,517
Bon Secours Mercy Health, Inc. 2.095% 6/1/31	252,000	203,143
Centene Corp.:
2.45% 7/15/28	1,232,000	1,099,375
2.625% 8/1/31	575,000	478,669
3.375% 2/15/30	640,000	574,227
4.25% 12/15/27	721,000	694,722
4.625% 12/15/29	1,121,000	1,074,733
Children's Hospital Medical Center 4.268% 5/15/44	91,000	83,772
Children's Hospital of Philadelphia 2.704% 7/1/50	277,000	186,686
Cigna Group:
3.05% 10/15/27	402,000	381,234
4.125% 11/15/25	270,000	266,583
4.375% 10/15/28	1,489,000	1,477,005
4.5% 2/25/26	320,000	317,680
4.8% 8/15/38	1,120,000	1,082,878
6.125% 11/15/41	82,000	89,709
CommonSpirit Health:
3.91% 10/1/50	425,000	334,546
4.35% 11/1/42	55,000	47,437
CVS Health Corp.:
2.7% 8/21/40	415,000	295,864
2.875% 6/1/26	206,000	196,735
3% 8/15/26	532,000	508,356
3.25% 8/15/29	482,000	449,149
3.625% 4/1/27	225,000	218,023
3.875% 7/20/25	128,000	125,784
4.1% 3/25/25	113,000	111,823
4.3% 3/25/28	655,000	643,896
4.78% 3/25/38	749,000	709,589
4.875% 7/20/35	85,000	83,517
5% 1/30/29	1,255,000	1,278,027
5.05% 3/25/48	751,000	702,416
5.125% 7/20/45	242,000	228,952
5.25% 1/30/31	515,000	528,282
5.3% 12/5/43	120,000	116,095
Franciscan Missionaries of Our Lady Health System, Inc. 3.914% 7/1/49	292,000	226,383
HCA Holdings, Inc.:
3.5% 9/1/30	6,450,000	5,847,094
3.625% 3/15/32	333,000	297,760
5.25% 6/15/49	475,000	441,543
5.625% 9/1/28	1,513,000	1,549,657
5.875% 2/1/29	1,674,000	1,727,988
Humana, Inc.:
1.35% 2/3/27	346,000	312,046
2.15% 2/3/32	347,000	285,336
3.125% 8/15/29	223,000	206,424
3.7% 3/23/29	333,000	319,882
4.95% 10/1/44	69,000	65,237
INTEGRIS Baptist Medical Center, Inc. 3.875% 8/15/50	313,000	239,265
Kaiser Foundation Hospitals:
3.266% 11/1/49	251,000	188,712
4.15% 5/1/47	180,000	159,002
4.875% 4/1/42	49,000	47,241
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	82,000	71,800
MidMichigan Health 3.409% 6/1/50	129,000	92,337
New York & Presbyterian Hospital:
4.024% 8/1/45	96,000	82,718
4.063% 8/1/56	72,000	60,447
Novant Health, Inc. 3.168% 11/1/51	227,000	158,795
NYU Hospitals Center 4.784% 7/1/44	208,000	196,204
Orlando Health Obligated Group 3.327% 10/1/50	208,000	152,846
Partners Healthcare System, Inc. 4.117% 7/1/55	96,000	80,840
Piedmont Healthcare, Inc. 2.719% 1/1/42	42,000	30,280
Providence St. Joseph Health Obligated Group 2.7% 10/1/51	74,000	44,822
Sabra Health Care LP 3.2% 12/1/31	1,175,000	961,139
Sutter Health 3.361% 8/15/50	504,000	372,875
Toledo Hospital 5.325% 11/15/28	265,000	242,806
Trinity Health Corp. 2.632% 12/1/40	121,000	87,355
West Virginia University Health System Obligated Group 3.129% 6/1/50	170,000	112,059
		29,964,439
Life Sciences Tools & Services - 0.0%
Revvity, Inc.:
0.85% 9/15/24	154,000	148,666
2.25% 9/15/31	191,000	156,609
		305,275
Pharmaceuticals - 0.2%
AstraZeneca Finance LLC:
1.2% 5/28/26	249,000	230,408
2.25% 5/28/31	242,000	208,651
AstraZeneca PLC:
4.375% 11/16/45	207,000	194,356
4.375% 8/17/48	339,000	318,821
6.45% 9/15/37	89,000	104,013
Bayer U.S. Finance II LLC:
2.85% 4/15/25 (b)	105,000	100,917
3.95% 4/15/45 (b)	38,000	27,666
4.25% 12/15/25 (b)	548,000	534,005
Elanco Animal Health, Inc. 6.65% 8/28/28 (c)	168,000	174,080
Eli Lilly & Co. 2.25% 5/15/50	592,000	382,552
GSK Consumer Healthcare Capital U.S. LLC:
3.375% 3/24/27	498,000	479,153
3.625% 3/24/32	499,000	460,277
Mylan NV:
4.55% 4/15/28	502,000	487,082
5.2% 4/15/48	82,000	67,755
Utah Acquisition Sub, Inc.:
3.95% 6/15/26	398,000	384,625
5.25% 6/15/46	90,000	74,944
Viatris, Inc.:
1.65% 6/22/25	123,000	116,468
2.7% 6/22/30	1,067,000	903,234
3.85% 6/22/40	273,000	203,053
4% 6/22/50	722,000	507,867
Zoetis, Inc.:
3.95% 9/12/47	55,000	46,719
4.7% 2/1/43	36,000	34,430
		6,041,076
TOTAL HEALTH CARE		48,354,716
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.2%
BAE Systems PLC 3.4% 4/15/30 (b)	285,000	262,974
Lockheed Martin Corp. 3.55% 1/15/26	104,000	102,116
The Boeing Co.:
2.5% 3/1/25	126,000	121,914
2.7% 2/1/27	217,000	204,606
2.95% 2/1/30	278,000	250,457
3.625% 3/1/48	110,000	82,336
3.65% 3/1/47	76,000	56,315
3.75% 2/1/50	424,000	329,029
4.875% 5/1/25	479,000	476,599
5.04% 5/1/27	372,000	375,247
5.15% 5/1/30	706,000	718,716
5.705% 5/1/40	1,466,000	1,515,748
5.805% 5/1/50	869,000	899,894
5.93% 5/1/60	372,000	385,202
6.875% 3/15/39	90,000	102,671
		5,883,824
Air Freight & Logistics - 0.0%
FedEx Corp.:
3.1% 8/5/29	173,000	160,020
3.9% 2/1/35	162,000	147,957
4.05% 2/15/48	100,000	83,267
4.4% 1/15/47	219,000	190,540
4.55% 4/1/46	41,000	36,706
4.95% 10/17/48	216,000	204,881
5.25% 5/15/50	117,000	116,448
		939,819
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25	347,000	336,259
2.493% 2/15/27	245,000	230,360
2.722% 2/15/30	427,000	382,022
3.377% 4/5/40	171,000	137,579
3.577% 4/5/50	387,000	302,724
5.9% 3/15/34 (b)	342,000	369,905
6.2% 3/15/54 (b)	355,000	410,370
Masco Corp.:
2% 2/15/31	255,000	209,557
3.125% 2/15/51	129,000	90,002
Owens Corning 3.95% 8/15/29	187,000	178,097
		2,646,875
Commercial Services & Supplies - 0.0%
Republic Services, Inc.:
1.45% 2/15/31	614,000	498,079
2.9% 7/1/26	116,000	111,356
3.2% 3/15/25	309,000	301,774
3.95% 5/15/28	288,000	282,301
Waste Management, Inc. 4.15% 7/15/49	352,000	317,646
		1,511,156
Ground Transportation - 0.1%
Canadian Pacific Railway Co.:
1.75% 12/2/26	310,000	285,924
2.45% 12/2/31	654,000	606,490
3.1% 12/2/51	325,000	234,751
CSX Corp.:
3.25% 6/1/27	137,000	132,011
3.4% 8/1/24	127,000	125,425
3.8% 11/1/46	157,000	130,427
3.95% 5/1/50	98,000	81,980
4.1% 3/15/44	186,000	162,524
4.5% 3/15/49	378,000	345,540
4.75% 11/15/48	159,000	151,232
		2,256,304
Industrial Conglomerates - 0.0%
General Electric Co.:
3.625% 5/1/30	328,000	302,162
6.875% 1/10/39	4,000	4,853
Trane Technologies Financing Ltd.:
3.8% 3/21/29	393,000	380,346
4.65% 11/1/44	165,000	153,186
		840,547
Machinery - 0.1%
Caterpillar Financial Services Corp.:
1.1% 9/14/27	394,000	352,082
2.4% 8/9/26	78,000	73,956
Caterpillar, Inc.:
3.25% 9/19/49	456,000	360,121
3.803% 8/15/42	69,000	60,530
5.3% 9/15/35	192,000	207,243
Cummins, Inc. 1.5% 9/1/30	167,000	139,267
Eaton Corp.:
4% 11/2/32	52,000	50,296
4.15% 11/2/42	52,000	47,650
Otis Worldwide Corp.:
2.565% 2/15/30	367,000	326,341
3.362% 2/15/50	279,000	215,968
		1,833,454
Passenger Airlines - 0.0%
American Airlines Pass Through Trust equipment trust certificate 2.875% 1/11/36	215,774	182,909
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29	144,343	131,358
Southwest Airlines Co. 5.125% 6/15/27	167,000	167,743
United Airlines 2015-1 Class AA pass-thru trust 3.45% 6/1/29	12,110	11,238
United Airlines pass-thru trust equipment trust certificate 3.1% 1/7/30	293,180	267,266
United Airlines, Inc. equipment trust certificate Series 2012-2B 4% 4/29/26	64,861	63,420
		823,934
Professional Services - 0.0%
Thomson Reuters Corp.:
3.35% 5/15/26	192,000	184,548
3.85% 9/29/24	130,000	128,058
		312,606
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.2% 1/15/27	237,000	217,020
3.125% 12/1/30	334,000	292,134
3.375% 7/1/25	809,000	783,032
3.625% 12/1/27	262,000	247,760
4.25% 2/1/24	1,082,000	1,080,268
4.25% 9/15/24	448,000	442,959
		3,063,173
Transportation Infrastructure - 0.3%
Avolon Holdings Funding Ltd.:
3.95% 7/1/24 (b)	262,000	258,478
4.25% 4/15/26 (b)	198,000	191,231
4.375% 5/1/26 (b)	587,000	567,977
5.25% 5/15/24 (b)	479,000	476,376
6.375% 5/4/28 (b)	7,268,000	7,410,560
		8,904,622
TOTAL INDUSTRIALS		29,016,314
INFORMATION TECHNOLOGY - 0.7%
Electronic Equipment, Instruments & Components - 0.1%
Dell International LLC/EMC Corp.:
4% 7/15/24	315,000	312,229
4.9% 10/1/26	259,000	259,412
5.3% 10/1/29	690,000	710,563
5.85% 7/15/25	162,000	163,586
6.02% 6/15/26	638,000	653,063
6.1% 7/15/27	298,000	309,738
6.2% 7/15/30	258,000	276,717
8.1% 7/15/36	287,000	352,981
8.35% 7/15/46	141,000	185,171
Tyco Electronics Group SA:
3.45% 8/1/24	100,000	98,792
3.7% 2/15/26	147,000	143,908
7.125% 10/1/37	68,000	80,078
		3,546,238
IT Services - 0.0%
CDW LLC/CDW Finance Corp. 2.67% 12/1/26	394,000	368,674
Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc. 2.8% 10/1/41	408,000	303,705
Broadcom Corp./Broadcom Cayman LP:
3.5% 1/15/28	192,000	184,128
3.875% 1/15/27	105,000	102,470
Broadcom, Inc.:
1.95% 2/15/28 (b)	209,000	187,481
2.45% 2/15/31 (b)	2,705,000	2,312,945
2.6% 2/15/33 (b)	1,777,000	1,463,980
3.459% 9/15/26	346,000	334,595
3.469% 4/15/34 (b)	117,000	101,791
3.5% 2/15/41 (b)	1,435,000	1,137,623
4.3% 11/15/32	344,000	330,021
4.75% 4/15/29	469,000	470,056
Micron Technology, Inc. 4.663% 2/15/30	227,000	221,549
NVIDIA Corp.:
2% 6/15/31	697,000	597,415
2.85% 4/1/30	297,000	274,676
3.5% 4/1/50	165,000	137,680
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.65% 2/15/32	609,000	513,917
Texas Instruments, Inc. 4.15% 5/15/48	191,000	173,191
		8,847,223
Software - 0.3%
Oracle Corp.:
1.65% 3/25/26	1,129,000	1,053,218
2.3% 3/25/28	1,288,000	1,173,581
2.5% 4/1/25	296,000	286,140
2.65% 7/15/26	247,000	234,199
2.8% 4/1/27	736,000	694,225
2.875% 3/25/31	1,708,000	1,513,037
2.95% 5/15/25	137,000	132,968
2.95% 4/1/30	393,000	354,701
3.25% 11/15/27	469,000	445,255
3.4% 7/8/24	130,000	128,482
3.6% 4/1/40	736,000	586,890
3.6% 4/1/50	427,000	316,282
3.85% 7/15/36	278,000	242,202
3.85% 4/1/60	497,000	360,146
3.95% 3/25/51	365,000	285,819
4% 7/15/46	269,000	215,615
4% 11/15/47	480,000	380,198
4.125% 5/15/45	82,000	66,889
4.3% 7/8/34	106,000	98,974
5.375% 7/15/40	343,000	337,018
VMware, Inc. 1.4% 8/15/26	702,000	642,108
		9,547,947
TOTAL INFORMATION TECHNOLOGY		22,310,082
MATERIALS - 0.3%
Chemicals - 0.2%
Celanese U.S. Holdings LLC:
6.35% 11/15/28	1,512,000	1,585,658
6.55% 11/15/30	1,533,000	1,620,576
6.7% 11/15/33	895,000	970,715
Eastman Chemical Co. 4.65% 10/15/44	82,000	71,964
Nutrien Ltd.:
4% 12/15/26	313,000	306,039
4.2% 4/1/29	142,000	139,068
5% 4/1/49	247,000	233,610
5.25% 1/15/45	96,000	93,243
5.625% 12/1/40	49,000	49,258
The Dow Chemical Co.:
2.1% 11/15/30	237,000	202,810
3.6% 11/15/50	244,000	188,467
4.375% 11/15/42	134,000	118,312
4.8% 11/30/28	234,000	236,752
4.8% 5/15/49	211,000	193,292
9.4% 5/15/39	82,000	114,045
The Mosaic Co.:
4.05% 11/15/27	158,000	154,070
5.625% 11/15/43	103,000	101,512
Westlake Corp. 5% 8/15/46	55,000	50,004
		6,429,395
Containers & Packaging - 0.0%
International Paper Co.:
4.4% 8/15/47	238,000	204,424
5.15% 5/15/46	50,000	47,480
WRKCo, Inc. 4.2% 6/1/32	167,000	159,503
		411,407
Metals & Mining - 0.1%
BHP Billiton Financial (U.S.A.) Ltd. 5% 9/30/43	82,000	82,615
Freeport-McMoRan, Inc. 4.625% 8/1/30	1,118,000	1,091,351
Nucor Corp.:
2.979% 12/15/55	110,000	74,276
6.4% 12/1/37	167,000	189,830
Rio Tinto Finance (U.S.A.) Ltd.:
5.2% 11/2/40	357,000	367,357
7.125% 7/15/28	55,000	60,531
Southern Copper Corp.:
3.875% 4/23/25	101,000	98,538
5.25% 11/8/42	158,000	151,743
7.5% 7/27/35	167,000	192,989
Vale Overseas Ltd. 3.75% 7/8/30	667,000	610,305
Vale SA 5.625% 9/11/42	181,000	175,909
		3,095,444
Paper & Forest Products - 0.0%
Suzano Austria GmbH:
2.5% 9/15/28	412,000	360,371
6% 1/15/29	330,000	335,363
		695,734
TOTAL MATERIALS		10,631,980
REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	254,000	203,759
3% 5/18/51	193,000	127,118
4.85% 4/15/49	316,000	277,346
4.9% 12/15/30	523,000	523,625
American Homes 4 Rent LP:
2.375% 7/15/31	95,000	78,365
3.625% 4/15/32	389,000	348,381
4.25% 2/15/28	264,000	256,201
AvalonBay Communities, Inc. 2.3% 3/1/30	167,000	145,628
Boston Properties, Inc.:
2.75% 10/1/26	192,000	178,082
3.25% 1/30/31	1,011,000	867,420
4.5% 12/1/28	489,000	465,731
6.75% 12/1/27	1,962,000	2,054,306
Corporate Office Properties LP:
2% 1/15/29	228,000	189,876
2.25% 3/15/26	209,000	194,860
2.75% 4/15/31	310,000	250,570
Crown Castle International Corp.:
1.35% 7/15/25	741,000	699,076
2.25% 1/15/31	199,000	164,784
3.25% 1/15/51	180,000	125,774
ERP Operating LP:
1.85% 8/1/31	500,000	410,079
3.25% 8/1/27	356,000	338,174
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	165,000	144,243
3.5% 8/1/26	172,000	164,143
Healthpeak OP, LLC:
3% 1/15/30	343,000	305,015
3.25% 7/15/26	72,000	69,223
3.4% 2/1/25	13,000	12,695
3.5% 7/15/29	82,000	76,492
Hudson Pacific Properties LP 4.65% 4/1/29	972,000	788,453
Invitation Homes Operating Partnership LP 4.15% 4/15/32	799,000	734,209
Kimco Realty OP, LLC:
1.9% 3/1/28	284,000	250,381
3.8% 4/1/27	110,000	105,575
4.125% 12/1/46	274,000	210,300
4.45% 9/1/47	142,000	117,212
Kite Realty Group Trust:
4% 3/15/25	783,000	763,000
4.75% 9/15/30	1,220,000	1,148,797
LXP Industrial Trust (REIT):
2.375% 10/1/31	83,000	66,639
2.7% 9/15/30	230,000	190,497
4.4% 6/15/24	181,000	179,057
NNN (REIT), Inc. 3% 4/15/52	234,000	152,512
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	786,000	634,202
3.375% 2/1/31	527,000	447,750
3.625% 10/1/29	742,000	654,125
4.5% 1/15/25	556,000	546,601
4.5% 4/1/27	2,294,000	2,200,730
4.75% 1/15/28	801,000	769,988
4.95% 4/1/24	170,000	169,528
5.25% 1/15/26	714,000	709,842
Piedmont Operating Partnership LP 2.75% 4/1/32	184,000	127,856
Realty Income Corp.:
2.2% 6/15/28	100,000	89,586
2.85% 12/15/32	123,000	104,505
3.25% 1/15/31	128,000	116,296
3.4% 1/15/28	200,000	190,044
Retail Opportunity Investments Partnership LP 4% 12/15/24	123,000	120,554
Simon Property Group LP:
2.2% 2/1/31	731,000	613,005
2.45% 9/13/29	205,000	182,444
3.25% 9/13/49	320,000	231,076
3.375% 12/1/27	547,000	521,007
SITE Centers Corp.:
3.625% 2/1/25	284,000	275,926
4.25% 2/1/26	371,000	361,618
Store Capital Corp.:
2.75% 11/18/30	1,096,000	855,725
4.625% 3/15/29	225,000	207,500
Sun Communities Operating LP:
2.3% 11/1/28	210,000	183,671
2.7% 7/15/31	542,000	451,623
UDR, Inc. 2.1% 6/15/33	446,000	342,478
Ventas Realty LP:
3% 1/15/30	958,000	845,661
3.25% 10/15/26	96,000	90,966
3.5% 2/1/25	919,000	897,818
3.85% 4/1/27	260,000	249,698
4% 3/1/28	876,000	836,949
4.125% 1/15/26	235,000	229,096
4.375% 2/1/45	178,000	143,419
4.75% 11/15/30	1,258,000	1,218,888
4.875% 4/15/49	78,000	67,697
VICI Properties LP:
4.375% 5/15/25	99,000	97,291
4.75% 2/15/28	964,000	943,719
4.95% 2/15/30	1,228,000	1,191,553
5.125% 5/15/32	823,000	802,263
Vornado Realty LP 2.15% 6/1/26	237,000	213,700
Welltower OP LLC 4.95% 9/1/48	274,000	259,067
Weyerhaeuser Co. 4% 4/15/30	317,000	301,864
WP Carey, Inc.:
2.4% 2/1/31	477,000	403,122
3.85% 7/15/29	160,000	150,123
4% 2/1/25	673,000	662,693
		34,090,865
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 11/15/27	579,000	517,161
4.1% 10/1/24	637,000	624,432
4.55% 10/1/29	734,000	642,485
7.8% 3/15/28	2,672,000	2,702,058
CBRE Group, Inc.:
2.5% 4/1/31	699,000	591,474
4.875% 3/1/26	156,000	156,070
Digital Realty Trust LP 3.7% 8/15/27	219,000	211,192
Essex Portfolio LP:
3% 1/15/30	51,000	45,474
4% 3/1/29	167,000	159,386
Mid-America Apartments LP 3.95% 3/15/29	190,000	184,517
Tanger Properties LP:
2.75% 9/1/31	551,000	443,040
3.125% 9/1/26	767,000	715,597
3.875% 7/15/27	170,000	155,711
		7,148,597
TOTAL REAL ESTATE		41,239,462
UTILITIES - 1.5%
Electric Utilities - 0.8%
Alabama Power Co.:
1.45% 9/15/30	500,000	403,521
3.05% 3/15/32	828,000	734,481
3.7% 12/1/47	162,000	128,269
3.75% 3/1/45	27,000	21,935
4.15% 8/15/44	127,000	108,757
4.3% 7/15/48	161,000	139,332
5.2% 6/1/41	106,000	104,506
Appalachian Power Co.:
4.45% 6/1/45	165,000	139,236
4.5% 3/1/49	251,000	211,372
Baltimore Gas & Electric Co.:
2.9% 6/15/50	220,000	149,413
3.5% 8/15/46	69,000	52,761
CenterPoint Energy Houston Electric LLC:
3.35% 4/1/51	313,000	237,676
3.55% 8/1/42	52,000	42,186
4.25% 2/1/49	71,000	62,546
Cincinnati Gas & Electric Co. 4.3% 2/1/49	744,000	633,196
Cleco Corporate Holdings LLC:
3.375% 9/15/29	433,000	379,418
3.743% 5/1/26	1,810,000	1,745,905
Commonwealth Edison Co.:
3.1% 11/1/24	274,000	269,035
3.2% 11/15/49	467,000	335,013
3.65% 6/15/46	78,000	61,524
3.7% 3/1/45	85,000	68,555
3.75% 8/15/47	169,000	135,637
4% 3/1/48	187,000	158,403
4% 3/1/49	164,000	137,434
DTE Electric Co. 3.95% 3/1/49	100,000	84,016
Duke Energy Carolinas LLC:
2.85% 3/15/32	83,000	72,348
2.95% 12/1/26	165,000	159,272
3.2% 8/15/49	219,000	158,907
3.75% 6/1/45	55,000	44,027
3.875% 3/15/46	107,000	86,647
4% 9/30/42	103,000	88,241
Duke Energy Corp.:
2.45% 6/1/30	529,000	461,172
2.65% 9/1/26	366,000	347,295
3.75% 4/15/24	165,000	164,096
3.75% 9/1/46	250,000	192,623
4.2% 6/15/49	260,000	211,468
4.8% 12/15/45	76,000	69,119
Duke Energy Florida LLC 3.4% 10/1/46	69,000	51,697
Duke Energy Progress LLC:
3.4% 4/1/32	334,000	301,895
4.15% 12/1/44	49,000	41,700
4.375% 3/30/44	55,000	48,504
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)	166,000	138,031
2.775% 1/7/32 (b)	574,000	458,353
Entergy Corp.:
0.9% 9/15/25	464,000	431,454
2.8% 6/15/30	359,000	315,902
2.95% 9/1/26	129,000	122,481
3.75% 6/15/50	113,000	85,219
Entergy Louisiana LLC 4.2% 9/1/48	87,000	72,230
Entergy, Inc.:
3.55% 9/30/49	111,000	83,750
4% 3/30/29	485,000	471,034
Eversource Energy:
2.55% 3/15/31	440,000	371,515
2.9% 10/1/24	234,000	229,218
3.35% 3/15/26	181,000	173,979
3.45% 1/15/50	122,000	88,044
Exelon Corp.:
2.75% 3/15/27	183,000	172,342
3.35% 3/15/32	222,000	198,434
3.95% 6/15/25	539,000	529,731
4.05% 4/15/30	218,000	207,965
5.1% 6/15/45	30,000	28,484
FirstEnergy Corp.:
1.6% 1/15/26	344,000	319,938
2.25% 9/1/30	370,000	311,650
3.4% 3/1/50	100,000	70,478
4.15% 7/15/27	233,000	224,100
5.1% 7/15/47	129,000	118,096
Interstate Power and Light Co. 2.3% 6/1/30	381,000	325,913
IPALCO Enterprises, Inc.:
3.7% 9/1/24	271,000	266,702
4.25% 5/1/30	1,025,000	947,021
Northern States Power Co.:
2.6% 6/1/51	360,000	235,469
2.9% 3/1/50	327,000	229,070
3.4% 8/15/42	55,000	43,634
4.125% 5/15/44	123,000	106,235
NSTAR Electric Co. 3.2% 5/15/27	210,000	202,256
Pacific Gas & Electric Co.:
3.15% 1/1/26	400,355	384,010
3.25% 6/1/31	167,000	144,624
3.45% 7/1/25	166,815	161,442
3.5% 6/15/25	334,000	323,559
4.2% 6/1/41	834,000	665,461
4.55% 7/1/30	1,037,586	988,174
4.75% 2/15/44	33,000	27,536
Potomac Electric Power Co. 6.5% 11/15/37	104,000	119,351
PPL Capital Funding, Inc. 3.1% 5/15/26	219,000	209,893
PPL Electric Utilities Corp.:
3% 10/1/49	364,000	260,561
4.15% 10/1/45	96,000	83,131
Progress Energy, Inc. 6% 12/1/39	143,000	150,159
Public Service Co. of Colorado:
2.9% 5/15/25	302,000	292,353
3.8% 6/15/47	127,000	100,665
Public Service Electric & Gas Co.:
2.45% 1/15/30	279,000	246,783
3.15% 1/1/50	315,000	231,902
3.65% 9/1/42	77,000	64,133
4% 6/1/44	137,000	114,249
Puget Sound Energy, Inc. 4.3% 5/20/45	176,000	149,204
Southern California Edison Co.:
2.25% 6/1/30	248,000	212,828
2.95% 2/1/51	550,000	373,217
4% 4/1/47	274,000	223,352
4.125% 3/1/48	194,000	162,845
Southern Co.:
3.25% 7/1/26	302,000	291,328
4.4% 7/1/46	201,000	176,967
Tampa Electric Co.:
4.45% 6/15/49	321,000	275,862
6.15% 5/15/37	172,000	181,526
Union Electric Co. 3.9% 9/15/42	101,000	84,363
Virginia Electric & Power Co.:
3.1% 5/15/25	110,000	107,241
3.3% 12/1/49	200,000	146,537
3.45% 2/15/24	75,000	74,760
3.8% 4/1/28	409,000	396,636
3.8% 9/15/47	225,000	179,381
4.2% 5/15/45	289,000	246,712
4.45% 2/15/44	75,000	66,856
4.6% 12/1/48	194,000	175,107
6% 5/15/37	55,000	59,120
Wisconsin Electric Power Co. 4.25% 6/1/44	129,000	108,239
Xcel Energy, Inc. 3.35% 12/1/26	82,000	78,914
		24,960,847
Gas Utilities - 0.1%
Dominion Gas Holdings LLC 2.5% 11/15/24	304,000	296,061
Nakilat, Inc. 6.067% 12/31/33 (b)	189,021	194,100
Southern California Gas Co. 2.6% 6/15/26	363,000	346,250
Southern Co. Gas Capital Corp. 3.95% 10/1/46	371,000	287,405
		1,123,816
Independent Power and Renewable Electricity Producers - 0.2%
Constellation Energy Generation, LLC 3.25% 6/1/25	334,000	324,392
Emera U.S. Finance LP:
3.55% 6/15/26	237,000	228,345
4.75% 6/15/46	143,000	117,648
The AES Corp.:
1.375% 1/15/26	4,000,000	3,701,116
2.45% 1/15/31	807,000	677,912
3.3% 7/15/25 (b)	1,079,000	1,039,205
3.95% 7/15/30 (b)	941,000	868,822
		6,957,440
Multi-Utilities - 0.4%
Ameren Illinois Co. 4.5% 3/15/49	207,000	189,418
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	274,000	260,222
3.7% 7/15/30	275,000	260,031
3.8% 7/15/48	274,000	215,676
4.05% 4/15/25	1,561,000	1,543,308
4.25% 10/15/50	237,000	200,828
4.5% 2/1/45	182,000	168,314
5.15% 11/15/43	212,000	208,595
CenterPoint Energy, Inc. 3.7% 9/1/49	167,000	126,099
Consolidated Edison Co. of New York, Inc.:
3.35% 4/1/30	99,000	92,308
3.875% 6/15/47	78,000	63,215
4.45% 3/15/44	219,000	196,083
4.5% 5/15/58	260,000	225,042
4.65% 12/1/48	287,000	259,706
5.5% 12/1/39	69,000	69,704
Delmarva Power & Light Co. 4% 6/1/42	110,000	89,985
Dominion Energy, Inc.:
3.375% 4/1/30	632,000	581,831
3.9% 10/1/25	354,000	347,270
4.9% 8/1/41	55,000	50,793
DTE Energy Co.:
2.85% 10/1/26	165,000	155,960
3.8% 3/15/27	370,000	354,475
NiSource, Inc.:
0.95% 8/15/25	374,000	349,712
1.7% 2/15/31	444,000	359,733
2.95% 9/1/29	1,074,000	980,868
3.49% 5/15/27	210,000	202,177
3.6% 5/1/30	1,800,000	1,674,785
3.95% 3/30/48	274,000	221,300
4.375% 5/15/47	131,000	112,922
4.8% 2/15/44	151,000	137,935
Puget Energy, Inc.:
3.65% 5/15/25	221,000	215,312
4.1% 6/15/30	1,710,000	1,566,744
4.224% 3/15/32	756,000	683,871
San Diego Gas & Electric Co. 4.5% 8/15/40	27,000	24,711
Sempra:
3.25% 6/15/27	167,000	158,278
3.8% 2/1/38	233,000	198,956
4% 2/1/48	604,000	496,431
6% 10/15/39	27,000	28,437
WEC Energy Group, Inc. CME Term SOFR 3 Month Index + 2.110% 7.7538% 5/15/67 (c)(d)	295,000	263,878
		13,334,913
Water Utilities - 0.0%
American Water Capital Corp.:
2.95% 9/1/27	167,000	157,743
3.45% 6/1/29	167,000	157,624
6.593% 10/15/37	179,000	207,287
		522,654
TOTAL UTILITIES		46,899,670
TOTAL NONCONVERTIBLE BONDS (Cost $850,823,748)		831,274,839

U.S. Treasury Obligations - 40.8%
	Principal Amount (a)	Value ($)
U.S. Treasury Bonds:
1.125% 5/15/40	15,985,600	10,301,970
1.75% 8/15/41	23,171,800	16,115,263
1.875% 11/15/51	14,846,000	9,385,456
2% 8/15/51	27,127,600	17,714,535
2.25% 2/15/52	11,359,700	7,874,579
2.375% 11/15/49	6,448,000	4,626,440
2.375% 5/15/51	8,558,600	6,107,363
2.875% 5/15/52	15,000,000	11,942,578
3% 2/15/47	15,804,500	12,920,796
3% 8/15/52	57,000,000	46,613,086
3.375% 8/15/42	78,200,000	69,729,352
3.625% 2/15/53	31,000,000	28,626,563
3.625% 5/15/53	7,500,000	6,933,984
3.875% 5/15/43	3,022,000	2,886,769
4% 11/15/42	14,000,000	13,605,703
4.125% 8/15/53	41,293,000	41,738,190
4.375% 8/15/43	7,670,000	7,829,392
U.S. Treasury Notes:
0.375% 7/31/27	8,695,100	7,669,350
0.5% 10/31/27	12,237,600	10,758,093
1.125% 10/31/26	11,868,500	10,951,937
1.125% 2/29/28	9,043,800	8,084,309
1.125% 8/31/28	17,817,900	15,731,257
1.25% 12/31/26	10,596,100	9,780,697
1.25% 5/31/28	19,521,400	17,438,863
1.25% 6/30/28	12,849,100	11,458,787
1.5% 1/31/27	18,609,600	17,274,216
1.625% 9/30/26	12,924,100	12,117,353
2.25% 2/15/27	6,285,100	5,966,426
2.25% 8/15/27	18,256,900	17,218,539
2.25% 11/15/27	8,316,200	7,819,177
2.625% 5/31/27	50,000,000	47,855,469
2.625% 7/31/29	30,000,000	28,092,188
2.75% 4/30/27	9,654,600	9,286,895
2.75% 7/31/27	25,000,000	23,998,047
2.75% 8/15/32	9,228,000	8,450,829
2.875% 5/15/32	5,778,000	5,354,130
3.375% 5/15/33	74,200,000	71,208,813
3.5% 2/15/33	86,600,000	83,978,322
3.75% 5/31/30	47,700,000	47,277,035
3.75% 6/30/30	10,000,000	9,910,156
3.875% 11/30/27	4,000,000	3,991,562
3.875% 11/30/29	55,000,000	54,894,727
3.875% 8/15/33	15,962,000	15,942,048
4% 2/29/28	30,000,000	30,098,438
4% 6/30/28	7,000,000	7,033,086
4% 10/31/29	53,000,000	53,246,367
4% 2/28/30	52,000,000	52,245,781
4% 7/31/30	25,000,000	25,136,719
4.125% 10/31/27	45,000,000	45,283,008
4.125% 7/31/28	75,000,000	75,773,438
4.125% 8/31/30	14,100,000	14,276,801
4.125% 11/15/32	35,000,000	35,576,953
4.375% 11/30/30	54,600,000	56,144,156
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,313,542,124)		1,272,275,991

U.S. Government Agency - Mortgage Securities - 22.5%
	Principal Amount (a)	Value ($)
Fannie Mae - 6.9%
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.310% 5.438% 5/1/34 (c)(d)	2,871	2,870
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.420% 4.572% 9/1/33 (c)(d)	6,855	6,850
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.480% 5.73% 7/1/34 (c)(d)	329	333
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.510% 5.789% 11/1/34 (c)(d)	45,642	46,175
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 5.803% 6/1/36 (c)(d)	827	841
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.550% 7.301% 10/1/33 (c)(d)	417	420
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.560% 7.103% 7/1/35 (c)(d)	447	451
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 4.532% 4/1/41 (c)(d)	11,809	12,032
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.640% 5.337% 11/1/36 (c)(d)	8,118	8,241
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.700% 5.144% 6/1/42 (c)(d)	5,597	5,726
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.730% 5.105% 5/1/36 (c)(d)	4,579	4,663
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.750% 4.618% 7/1/35 (c)(d)	616	626
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.780% 4.163% 2/1/36 (c)(d)	2,596	2,653
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.800% 6.05% 7/1/41 (c)(d)	2,431	2,479
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.05% 7/1/41 (c)(d)	4,285	4,375
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.810% 6.068% 9/1/41 (c)(d)	2,160	2,201
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.820% 4.195% 12/1/35 (c)(d)	2,662	2,704
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.830% 6.08% 10/1/41 (c)(d)	1,833	1,833
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 5.772% 11/1/34 (c)(d)	3,468	3,525
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.950% 5.558% 9/1/36 (c)(d)	4,958	5,066
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.950% 5.771% 7/1/37 (c)(d)	1,880	1,928
U.S. TREASURY 1 YEAR INDEX + 1.940% 5.87% 10/1/33 (c)(d)	6,979	7,025
U.S. TREASURY 1 YEAR INDEX + 2.200% 4.583% 3/1/35 (c)(d)	623	632
U.S. TREASURY 1 YEAR INDEX + 2.220% 4.405% 8/1/36 (c)(d)	8,148	8,274
U.S. TREASURY 1 YEAR INDEX + 2.280% 6.404% 10/1/33 (c)(d)	1,035	1,046
U.S. TREASURY 1 YEAR INDEX + 2.420% 5.703% 5/1/35 (c)(d)	1,043	1,060
1.5% 9/1/35 to 6/1/51	21,996,617	17,945,247
2% 2/1/28 to 3/1/52	43,298,587	37,807,040
2.5% 7/1/26 to 1/1/52	58,842,228	51,658,184
3% 8/1/26 to 6/1/52 (e)(f)	36,370,982	33,335,998
3.5% 5/1/28 to 6/1/52 (e)(f)	20,650,414	19,429,436
4% 7/1/30 to 9/1/52	20,603,414	19,715,900
4.5% to 4.5% 4/1/24 to 11/1/52 (e)	12,982,929	12,762,813
5% 6/1/24 to 4/1/53	7,708,048	7,716,705
5.5% 6/1/27 to 8/1/53	5,643,209	5,721,301
6% to 6% 11/1/32 to 6/1/53	4,493,784	4,612,367
6.5% 5/1/31 to 5/1/53	5,958,807	6,127,695
7% to 7% 12/1/24 to 2/1/29	6,575	6,779
7.5% to 7.5% 9/1/25 to 11/1/31	9,245	9,578
TOTAL FANNIE MAE		216,983,072
Freddie Mac - 4.1%
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.370% 5.153% 3/1/36 (c)(d)	5,417	5,443
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.650% 7.426% 4/1/35 (c)(d)	4,167	4,193
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 5.255% 4/1/41 (c)(d)	852	868
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.880% 6.13% 9/1/41 (c)(d)	2,877	2,923
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 5.213% 5/1/41 (c)(d)	6,174	6,304
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 5.568% 5/1/41 (c)(d)	7,161	7,306
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 5.7% 6/1/41 (c)(d)	5,981	6,104
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.910% 6.16% 6/1/41 (c)(d)	2,151	2,192
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 1.960% 6.062% 9/1/37 (c)(d)	4,222	4,298
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.030% 6.158% 3/1/33 (c)(d)	65	66
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.160% 6.41% 11/1/35 (c)(d)	1,100	1,118
Refinitiv USD IBOR Consumer Cash Fallbacks Term 1Y + 2.680% 8.319% 10/1/35 (c)(d)	716	735
U.S. TREASURY 1 YEAR INDEX + 1.710% 4.113% 3/1/36 (c)(d)	36,473	36,490
U.S. TREASURY 1 YEAR INDEX + 2.230% 6.021% 12/1/35 (c)(d)	15,117	15,244
U.S. TREASURY 1 YEAR INDEX + 2.240% 4.372% 1/1/35 (c)(d)	682	691
U.S. TREASURY 1 YEAR INDEX + 2.250% 5.442% 3/1/35 (c)(d)	7,821	7,893
1.5% 7/1/35 to 2/1/51	22,780,859	18,835,450
2% 2/1/35 to 4/1/52	20,557,301	17,669,983
2% 9/1/35	243,301	219,307
2% 10/1/35	1,578,110	1,422,480
2.5% 2/1/27 to 3/1/52	24,390,729	21,563,185
3% 10/1/26 to 1/1/52	18,451,095	16,702,382
3% 8/1/47	5,329	4,824
3.5% 4/1/28 to 7/1/52	13,300,445	12,562,061
3.5% 8/1/47	5,161	4,825
3.5% 9/1/47	229,734	215,649
4% 8/1/33 to 8/1/52	6,615,936	6,356,164
4.5% 6/1/25 to 9/1/50	4,268,725	4,232,637
5% 5/1/28 to 10/1/53 (e)(f)	17,224,808	17,165,491
5.5% 4/1/27 to 8/1/53	5,595,703	5,695,664
6% 4/1/32 to 7/1/53	3,129,307	3,217,647
6.5% 8/1/36 to 10/1/53	1,729,873	1,802,738
7.5% 8/1/26 to 9/1/31	1,145	1,202
8% 5/1/27	20	21
8.5% 5/1/27 to 1/1/28	152	156
TOTAL FREDDIE MAC		127,773,734
Ginnie Mae - 4.6%
3.5% 12/15/40 to 6/20/51	12,539,139	11,837,817
4% 1/15/25 to 10/20/48	4,686,599	4,557,464
5% 1/20/39 to 4/20/49	1,275,707	1,291,213
6.5% 4/15/35 to 1/15/39	22,869	24,115
7% 1/15/28 to 7/15/32	29,192	30,253
7.5% to 7.5% 12/15/25 to 10/15/28	4,129	4,223
8% 3/15/30 to 9/15/30	790	829
1.5% 3/20/51 to 12/20/51	283,352	230,611
2% 10/20/50 to 11/20/51	6,691,252	5,664,054
2% 1/1/54 (g)	9,150,000	7,749,246
2% 1/1/54 (g)	5,350,000	4,530,980
2% 1/1/54 (g)	12,750,000	10,798,129
2% 1/1/54 (g)	9,500,000	8,045,665
2% 1/1/54 (g)	3,500,000	2,964,192
2% 1/1/54 (g)	1,850,000	1,566,787
2% 1/1/54 (g)	1,800,000	1,524,442
2% 1/1/54 (g)	7,300,000	6,182,458
2% 1/1/54 (g)	2,130,000	1,803,923
2.5% 7/20/43 to 12/20/51	24,376,974	21,314,220
2.5% 1/1/54 (g)	1,950,000	1,708,139
2.5% 1/1/54 (g)	2,550,000	2,233,720
2.5% 1/1/54 (g)	500,000	437,984
3% 7/15/42 to 6/20/51	11,817,116	10,855,175
3% 1/1/54 (g)	4,600,000	4,167,455
3% 1/1/54 (g)	2,950,000	2,672,607
3% 1/1/54 (g)	2,350,000	2,129,026
3.5% 1/1/54 (g)	350,000	326,003
3.5% 1/1/54 (g)	350,000	326,003
3.5% 1/1/54 (g)	250,000	232,860
4% 1/1/54 (g)	3,850,000	3,678,024
4.5% to 4.5% 11/20/33 to 5/20/51	3,123,784	3,095,619
4.5% 1/1/54 (g)	800,000	781,015
5% 1/1/54 (g)	6,000,000	5,963,567
5.5% 12/20/32 to 12/20/48	237,332	244,442
5.5% 1/1/54 (g)	3,375,000	3,395,937
5.5% 1/1/54 (g)	3,425,000	3,446,248
6% to 6% 5/20/34 to 12/15/40	86,646	90,499
6.5% 1/1/54 (g)	7,025,000	7,189,861
TOTAL GINNIE MAE		143,094,805
Uniform Mortgage Backed Securities - 6.9%
2% 1/1/54 (g)	41,800,000	34,178,681
2% 1/1/54 (g)	3,850,000	3,148,036
2% 1/1/54 (g)	13,800,000	11,283,871
2% 1/1/54 (g)	3,600,000	2,943,618
2% 1/1/54 (g)	10,600,000	8,667,321
2% 1/1/54 (g)	1,100,000	899,439
2% 2/1/54 (g)	18,950,000	15,520,048
2.5% 1/1/54 (g)	17,400,000	14,819,907
2.5% 1/1/54 (g)	10,725,000	9,134,684
2.5% 1/1/54 (g)	8,600,000	7,324,782
3% 1/1/54 (g)	27,450,000	24,297,538
3% 1/1/54 (g)	11,000,000	9,736,718
3% 1/1/54 (g)	4,100,000	3,629,140
3% 1/1/54 (g)	10,200,000	9,028,593
3% 1/1/54 (g)	4,600,000	4,071,719
3% 1/1/54 (g)	2,500,000	2,212,891
3% 1/1/54 (g)	2,425,000	2,146,504
3.5% 1/1/54 (g)	4,000,000	3,671,875
3.5% 1/1/54 (g)	4,500,000	4,130,860
3.5% 2/1/54 (g)	2,350,000	2,159,246
4% 1/1/54 (g)	450,000	425,883
4% 1/1/54 (g)	7,150,000	6,766,801
4% 1/1/54 (g)	2,900,000	2,744,577
4.5% 1/1/54 (g)	250,000	242,539
6.5% 1/1/54 (g)	6,125,000	6,275,249
6.5% 1/1/54 (g)	9,150,000	9,374,454
6.5% 1/1/54 (g)	7,725,000	7,914,498
6.5% 1/1/54 (g)	5,975,000	6,121,570
6.5% 1/1/54 (g)	2,000,000	2,049,061
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		214,920,103
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $703,765,858)		702,771,714

Asset-Backed Securities - 6.7%
	Principal Amount (a)	Value ($)
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	276,701	182,624
Series 2019-1 Class A, 3.844% 5/15/39 (b)	142,168	107,487
Series 2019-2 Class A, 3.376% 10/16/39 (b)	488,654	433,685
Series 2021-1A Class A, 2.95% 11/16/41 (b)	618,379	554,068
Series 2021-2A Class A, 2.798% 1/15/47 (b)	1,197,915	1,028,925
AASET, Ltd. Series 2022-1A Class A, 6% 5/16/47 (b)	11,543,336	10,957,627
AIMCO CLO Series 2021-AA Class AR2, CME Term SOFR 3 Month Index + 1.400% 6.8044% 10/17/34 (b)(c)(d)	3,002,000	2,996,401
AIMCO CLO Ltd. Series 2021-11A Class AR, CME Term SOFR 3 Month Index + 1.390% 6.7944% 10/17/34 (b)(c)(d)	524,413	524,029
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, CME Term SOFR 3 Month Index + 1.250% 6.6674% 4/20/34 (b)(c)(d)	2,044,526	2,033,557
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.500% 6.9158% 7/20/35 (b)(c)(d)	667,851	667,884
Allegro CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.400% 6.8174% 7/20/34 (b)(c)(d)	627,261	625,472
Apollo Aviation Securitization Equity Trust Series 2020-1A Class A, 3.351% 1/16/40 (b)	162,657	143,613
Ares CLO Series 2019-54A Class A, CME Term SOFR 3 Month Index + 1.580% 6.9755% 10/15/32 (b)(c)(d)	1,079,534	1,079,558
Ares LIX CLO Ltd. Series 2021-59A Class A, CME Term SOFR 3 Month Index + 1.290% 6.6698% 4/25/34 (b)(c)(d)	425,583	424,430
Ares LV CLO Ltd. Series 2021-55A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7855% 7/15/34 (b)(c)(d)	1,132,637	1,132,253
Ares LVIII CLO LLC Series 2022-58A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.7239% 1/15/35 (b)(c)(d)	1,304,759	1,303,458
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, CME Term SOFR 3 Month Index + 1.330% 6.7255% 4/15/34 (b)(c)(d)	3,561,718	3,553,391
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, CME Term SOFR 3 Month Index + 1.510% 6.9144% 4/17/33 (b)(c)(d)	964,629	963,135
Babson CLO Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.8055% 10/15/36 (b)(c)(d)	14,190,185	14,174,661
Bank of America Credit Card Master Trust Series 2023-A1 Class A1, 4.79% 5/15/28	1,900,000	1,907,212
Barings CLO Ltd.:
Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.280% 6.6598% 4/25/34 (b)(c)(d)	934,550	931,425
Series 2021-4A Class A, CME Term SOFR 3 Month Index + 1.480% 6.8974% 1/20/32 (b)(c)(d)	847,650	847,696
Barings CLO Ltd. 2023-IV Series 2024-4A Class A, CME Term SOFR 3 Month Index + 1.750% 1.75% 1/20/37 (b)(c)(d)(g)	3,356,000	3,356,584
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME Term SOFR 3 Month Index + 1.300% 6.7028% 1/17/35 (b)(c)(d)	17,227,148	17,153,209
BETHP Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7855% 1/15/35 (b)(c)(d)	799,679	799,282
Blackbird Capital Aircraft:
Series 2016-1A Class A, 4.213% 12/16/41 (b)	597,677	563,496
Series 2021-1A Class A, 2.443% 7/15/46 (b)	883,866	762,096
Bristol Park CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.250% 6.6455% 4/15/29 (b)(c)(d)	1,615,656	1,615,176
Capital One Multi-Asset Execution Trust:
Series 2019-A3 Class A3, 2.06% 8/15/28	283,000	265,244
Series 2023-A1 Class A, 4.42% 5/15/28	1,700,000	1,693,666
CarMax Auto Owner Trust Series 2021-1 Class A3, 0.34% 12/15/25	261,218	256,420
Carmax Auto Owner Trust 2023-4 Series 2023-4 Class A3, 6% 7/17/28	1,353,000	1,391,170
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	478,774	417,161
Class B, 5.095% 4/15/39 (b)	272,765	176,621
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)	272,521	248,446
Series 2021-1A Class A, 3.474% 1/15/46 (b)	146,657	134,612
Cedar Funding Ltd.:
Series 2021-10A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.7774% 10/20/32 (b)(c)(d)	799,316	799,121
Series 2022-15A Class A, CME Term SOFR 3 Month Index + 1.320% 6.7358% 4/20/35 (b)(c)(d)	3,994,984	3,968,517
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, CME Term SOFR 3 Month Index + 1.390% 6.7698% 10/25/34 (b)(c)(d)	490,758	490,728
Cedar Funding Xvii Clo Ltd. Series 2023-17A Class A, CME Term SOFR 3 Month Index + 1.850% 7.2758% 7/20/36 (b)(c)(d)	2,065,000	2,074,908
CEDF Series 2021-6A Class ARR, CME Term SOFR 3 Month Index + 1.310% 6.7274% 4/20/34 (b)(c)(d)	772,931	769,015
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, CME Term SOFR 3 Month Index + 1.430% 6.8474% 10/20/34 (b)(c)(d)	795,912	795,865
CFMT LLC Series 2023 HB12 Class A, 4.25% 4/25/33 (b)	964,670	934,941
Chesapeake Funding II LLC Series 2023-2A Class A1, 6.16% 10/15/35 (b)	858,136	867,061
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/30	442,000	432,204
CNH Equipment Trust Series 2023 A Class A2, 5.34% 9/15/26	825,000	823,555
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, CME Term SOFR 3 Month Index + 1.460% 6.8774% 4/20/34 (b)(c)(d)	853,929	850,536
Columbia Cent Clo 32 Ltd. / Coliseum Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.700% 7.0985% 7/24/34 (b)(c)(d)	3,009,000	3,008,801
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, CME Term SOFR 3 Month Index + 1.570% 6.9874% 1/20/34 (b)(c)(d)	1,117,642	1,117,277
DB Master Finance LLC Series 2017-1A Class A2II, 4.03% 11/20/47 (b)	713,473	676,636
Dllaa 2023-1A Series 2023-1A:
Class A2, 5.93% 7/20/26 (b)	500,000	502,143
Class A3, 5.64% 2/22/28 (b)	597,000	606,659
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2II, 4.328% 7/25/48 (b)	1,900,000	1,830,751
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME Term SOFR 3 Month Index + 1.300% 6.7158% 4/20/35 (b)(c)(d)	2,345,807	2,336,773
Dryden CLO, Ltd.:
Series 2021-76A Class A1R, CME Term SOFR 3 Month Index + 1.410% 6.8274% 10/20/34 (b)(c)(d)	2,028,431	2,028,338
Series 2021-83A Class A, CME Term SOFR 3 Month Index + 1.480% 6.8767% 1/18/32 (b)(c)(d)	2,847,981	2,848,075
Dryden Senior Loan Fund:
Series 2018-58A Class A1, CME Term SOFR 3 Month Index + 1.260% 6.6644% 7/17/31 (b)(c)(d)	800,591	800,193
Series 2020-78A Class A, CME Term SOFR 3 Month Index + 1.440% 6.8444% 4/17/33 (b)(c)(d)	839,984	837,598
Series 2021-85A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.8055% 10/15/35 (b)(c)(d)	2,675,984	2,675,885
Series 2021-90A Class A1A, CME Term SOFR 3 Month Index + 1.390% 6.7587% 2/20/35 (b)(c)(d)	1,574,048	1,573,961
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.360% 6.7555% 4/15/31 (b)(c)(d)	362,417	362,134
Series 2021-2A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.8055% 1/15/35 (b)(c)(d)	1,957,851	1,957,829
Enterprise Fleet Financing 2023-3 L Series 2023-3 Class A2, 6.4% 3/20/30 (b)	2,153,000	2,201,038
Flatiron CLO Ltd. Series 2021-1A:
Class A1, CME Term SOFR 3 Month Index + 1.370% 6.7684% 7/19/34 (b)(c)(d)	924,249	924,212
Class AR, CME Term SOFR 3 Month Index + 1.340% 6.7318% 11/16/34 (b)(c)(d)	816,255	816,208
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, CME Term SOFR 3 Month Index + 1.560% 6.9287% 11/20/33 (b)(c)(d)	1,017,886	1,017,554
Ford Credit Floorplan Master Owner Trust Series 2023-1 Class A1, 4.92% 5/15/28 (b)	1,700,000	1,704,085
GM Financial Automobile Leasing Series 2023-2 Class A2A, 5.44% 10/20/25	687,871	687,355
Gm Financial Consumer Automobile Re Series 2023-3 Class A3, 5.45% 6/16/28	1,245,000	1,264,179
GM Financial Consumer Automobile Receivables Series 2023 2 Class A3, 4.47% 2/16/28	1,870,000	1,858,221
GM Financial Consumer Automobile Receivables Trust:
Series 2021-1 Class A3, 0.35% 10/16/25	151,699	149,673
Series 2022-4 Class A3, 4.82% 8/16/27	1,695,000	1,688,589
Gm Financial Leasing Trust 202 Series 2023-3 Class A3, 5.38% 11/20/26	620,000	624,232
GMF Floorplan Owner Revolving Trust Series 2023-1 Class A1, 5.34% 6/15/28 (b)	1,600,000	1,620,006
Honda Auto Receivables Series 2023-2 Class A3, 4.93% 11/15/27	1,321,000	1,327,460
Honda Auto Receivables 2023-3 Series 2023-3 Class A3, 5.41% 2/18/28	700,000	709,255
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	288,212	245,698
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	251,799	222,082
Invesco CLO Ltd. Series 2021-3A Class A, CME Term SOFR 3 Month Index + 1.390% 6.8035% 10/22/34 (b)(c)(d)	560,077	558,818
KKR CLO Ltd. Series 2022-41A Class A1, CME Term SOFR 3 Month Index + 1.330% 6.7239% 4/15/35 (b)(c)(d)	1,298,569	1,291,516
Lucali CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.470% 6.8655% 1/15/33 (b)(c)(d)	401,849	401,848
Madison Park Funding:
Series 2020-19A Class A1R2, CME Term SOFR 3 Month Index + 1.180% 6.5935% 1/22/28 (b)(c)(d)	415,740	415,740
Series 2024-19A Class AR3, CME Term SOFR 3 Month Index + 1.600% 0% 1/22/37 (b)(c)(d)	410,000	410,000
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, CME Term SOFR 3 Month Index + 1.400% 6.7984% 4/19/34 (b)(c)(d)	1,795,369	1,796,186
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, CME Term SOFR 3 Month Index + 1.360% 6.7735% 1/22/35 (b)(c)(d)	910,439	907,175
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, CME Term SOFR 3 Month Index + 1.380% 6.7755% 7/15/34 (b)(c)(d)	1,248,118	1,248,129
Magnetite CLO LTD Series 2023-36A Class A, CME Term SOFR 3 Month Index + 1.800% 7.2119% 4/22/36 (b)(c)(d)	1,441,000	1,444,934
Magnetite IX, Ltd. / Magnetite IX LLC Series 2021-30A Class A, CME Term SOFR 3 Month Index + 1.390% 6.7698% 10/25/34 (b)(c)(d)	965,191	965,140
Magnetite XXI Ltd. Series 2021-21A Class AR, CME Term SOFR 3 Month Index + 1.280% 6.6974% 4/20/34 (b)(c)(d)	746,434	743,945
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, CME Term SOFR 3 Month Index + 1.250% 6.6455% 1/15/34 (b)(c)(d)	779,838	777,729
Merchants Fleet Funding LLC Series 2023-1A Class A, 7.21% 5/20/36 (b)	1,200,000	1,212,610
Milos CLO, Ltd. Series 2020-1A Class AR, CME Term SOFR 3 Month Index + 1.330% 6.7474% 10/20/30 (b)(c)(d)	1,965,160	1,965,180
Park Place Securities, Inc. Series 2005-WCH1 Class M4, CME Term SOFR 1 Month Index + 1.350% 6.7154% 1/25/36 (c)(d)	11,873	11,666
Peace Park CLO, Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.390% 6.8074% 10/20/34 (b)(c)(d)	1,605,558	1,605,495
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)	584,640	515,475
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)	640,590	593,704
Class A2II, 4.008% 12/5/51 (b)	572,798	491,756
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)	467,260	391,513
Rockland Park CLO Ltd. Series 2021-1A Class A, CME Term SOFR 3 Month Index + 1.380% 6.7974% 4/20/34 (b)(c)(d)	4,536,406	4,533,371
RR 7 Ltd. Series 2022-7A Class A1AB, CME Term SOFR 3 Month Index + 1.340% 6.7339% 1/15/37 (b)(c)(d)	1,078,307	1,076,590
Rram 2022-24A Series 2023-24A Class A1AR, CME Term SOFR 3 Month Index + 1.730% 7.0768% 1/15/36 (b)(c)(d)	6,000,000	5,998,512
Sapphire Aviation Finance Series 2020-1A Class A, 3.228% 3/15/40 (b)	511,680	436,519
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)	779,000	752,260
1.884% 7/15/50 (b)	300,000	278,397
2.328% 7/15/52 (b)	229,000	202,320
Sfs Auto Receivables Securitiz Series 2023-1A Class A2A, 5.89% 3/22/27 (b)	985,194	986,863
Stratus CLO, Ltd. Series 2022-1A Class A, CME Term SOFR 3 Month Index + 1.750% 7.1658% 7/20/30 (b)(c)(d)	384,342	384,356
SYMP Series 2022-32A Class A1, CME Term SOFR 3 Month Index + 1.320% 6.7319% 4/23/35 (b)(c)(d)	4,851,802	4,843,539
Symphony CLO Ltd. Series 2020-22A Class A1A, CME Term SOFR 3 Month Index + 1.550% 6.9467% 4/18/33 (b)(c)(d)	2,000,000	1,997,486
Symphony CLO XIX, Ltd. / Symphony CLO XIX LLC Series 2018-19A Class A, CME Term SOFR 3 Month Index + 1.220% 6.6155% 4/16/31 (b)(c)(d)	6,154,193	6,145,005
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, CME Term SOFR 3 Month Index + 1.240% 6.6384% 4/19/34 (b)(c)(d)	947,359	939,803
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, CME Term SOFR 3 Month Index + 1.340% 6.7574% 4/20/33 (b)(c)(d)	875,909	874,548
Terwin Mortgage Trust Series 2003-4HE Class A1, CME Term SOFR 1 Month Index + 0.970% 6.3304% 9/25/34 (c)(d)	873	853
Tesla Auto Lease Trust 2023-B Series 2023-B Class A3, 6.13% 9/21/26 (b)	1,200,000	1,212,087
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	1,400,000	1,405,793
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(c)	580,425	502,802
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	769,265	648,160
Toyota Auto Receivables Owner Trust Series 2022-C Class A3, 3.76% 4/15/27	3,850,000	3,785,667
Toyota Lease Owner Trust Series 2023 A:
Class A2, 5.3% 8/20/25 (b)	1,199,953	1,198,096
Class A3, 4.93% 4/20/26 (b)	1,485,000	1,482,358
Upstart Securitization Trust 3.12% 3/20/32 (b)	97,673	96,452
Vcat 2021-Npl5 LLC Series 2021-NPL5 Class A1, 1.8677% 8/25/51 (b)(c)	526,103	516,681
Verizon Master Trust:
Series 2021-1:
Class A, 0.5% 5/20/27	1,900,000	1,862,368
Class B, 0.69% 5/20/27	2,008,000	1,965,835
Series 2023 2 Class A, 4.89% 4/13/28	900,000	897,142
Voya Clo 2023-1 Ltd. Series 2023-1A Class A1, CME Term SOFR 3 Month Index + 1.800% 7.1702% 1/20/37 (b)(c)(d)	2,577,000	2,573,436
Voya CLO Ltd. Series 2019-2A Class A, CME Term SOFR 3 Month Index + 1.530% 6.9474% 7/20/32 (b)(c)(d)	4,522,785	4,522,780
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, CME Term SOFR 3 Month Index + 1.420% 6.8184% 7/19/34 (b)(c)(d)	522,906	522,879
Series 2021-3A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.8274% 10/20/34 (b)(c)(d)	1,070,174	1,070,147
Voya CLO, Ltd. Series 2021-1A Class AR, CME Term SOFR 3 Month Index + 1.410% 6.8055% 7/16/34 (b)(c)(d)	882,055	882,028
Wheels Fleet Lease Funding 1 L Series 2023-2A Class A, 6.46% 8/18/38 (b)	2,300,000	2,328,048
Willis Engine Structured Trust Vi Series 2023-A Class A, 8% 10/15/48 (b)	1,190,909	1,184,478
World Omni Auto Receivables Trust:
Series 2023 B:
Class A2A, 5.25% 11/16/26	734,572	733,101
Class A3, 4.66% 5/15/28	1,572,000	1,563,956
Series 2023-C Class A3, 5.15% 11/15/28	762,000	768,324
World Omni Automobile Lease Series 2023-A Class A2A, 5.47% 11/17/25	1,323,192	1,322,575
TOTAL ASSET-BACKED SECURITIES (Cost $206,588,706)		208,679,299

Collateralized Mortgage Obligations - 1.3%
	Principal Amount (a)	Value ($)
Private Sponsor - 0.4%
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)	599,118	545,362
BRAVO Residential Funding Trust sequential payer Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)	944,831	845,990
Bravo Residential Funding Trust 2023- sequential payer Series 2023-RPL1 Class A1, 5% 5/25/63 (b)	1,638,683	1,614,532
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)	215,620	205,730
Cfmt 2022-Ebo2 sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)	73,205	72,451
CFMT 2022-Hb8 LLC sequential payer Series 2022-HB8 Class A, 3.75% 4/25/25 (b)	1,795,279	1,762,784
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)	564,712	548,860
MFA Trust sequential payer Series 2022-RPL1 Class A1, 3.3% 8/25/61 (b)	2,986,436	2,742,320
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)	330,949	300,348
Ocwen Ln Investment Trust 2023-Hb1 Series 2023-HB1 Class A, 3% 6/25/36 (b)	385,100	367,931
Preston Ridge Partners Mortgage Trust Series 2021-2 Class A1, 2.115% 3/25/26 (b)	508,375	492,697
RMF Buyout Issuance Trust sequential payer Series 2022-HB1 Class A, 4.272% 4/25/32 (b)	161,658	157,239
Towd Point Mortgage Trust:
sequential payer Series 2022-K147 Class A2, 3.75% 7/25/62 (b)	3,177,743	2,956,585
Series 2020-1 Class A1, 2.71% 1/25/60 (b)	1,599,140	1,498,564
TOTAL PRIVATE SPONSOR		14,111,393
U.S. Government Agency - 0.9%
Fannie Mae:
planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	174	174
Series 1999-57 Class PH, 6.5% 12/25/29	6,176	6,249
Series 2021-45 Class DA, 3% 7/25/51	489,363	437,533
Series 2022-2 Class TH, 2.5% 2/25/52	165,731	150,468
sequential payer:
Series 2020-101 Class BA, 1.5% 9/25/45	552,293	474,833
Series 2020-43 Class MA, 2% 1/25/45	888,725	795,866
Series 2020-49 Class JA, 2% 8/25/44	77,299	69,647
Series 2020-80 Class BA, 1.5% 3/25/45	717,618	619,816
Series 2021-68 Class A, 2% 7/25/49	157,925	126,621
Series 2021-85 Class L, 2.5% 8/25/48	86,197	76,251
Series 2021-95:
Class 0, 2.5% 9/25/48	645,068	568,456
Class BA, 2.5% 6/25/49	980,345	862,975
Series 2021-96 Class HA, 2.5% 2/25/50	139,204	121,059
Series 2022-1 Class KA, 3% 5/25/48	335,169	305,190
Series 2022-11 Class B, 3% 6/25/49	391,062	361,262
Series 2022-13:
Class HA, 3% 8/25/46	540,205	502,245
Class MA, 3% 5/25/44	1,389,723	1,308,967
Series 2022-25 Class AB, 4% 9/25/47	509,364	493,234
Series 2022-3:
Class D, 2% 2/25/48	920,230	809,082
Class N, 2% 10/25/47	2,731,808	2,341,201
Series 2022-30 Class E, 4.5% 7/25/48	971,276	950,624
Series 2022-4 Class B, 2.5% 5/25/49	102,097	90,115
Series 2022-42 Class BA, 4% 6/25/50	1,052,499	999,562
Series 2022-49 Class TC, 4% 12/25/48	308,723	300,819
Series 2022-5:
Class 0, 2.5% 6/25/48	397,679	352,547
Class DA, 2.25% 11/25/47	1,112,762	978,314
Series 2022-7:
Class A, 3% 5/25/48	477,749	435,058
Class E, 2.5% 11/25/47	963,949	864,474
Series 2020-45 Class JL, 3% 7/25/40	31,984	29,243
Series 2021-59 Class H, 2% 6/25/48	89,182	73,320
Series 2021-66:
Class DA, 2% 1/25/48	95,966	79,231
Class DM, 2% 1/25/48	101,986	84,200
Freddie Mac:
sequential payer:
Series 2020-4993 Class LA, 2% 8/25/44	848,929	766,732
Series 2020-5018:
Class LC, 3% 10/25/40	215,217	196,133
Class LY, 3% 10/25/40	163,576	149,104
Series 2021-5169 Class TP, 2.5% 6/25/49	280,917	244,978
Series 2021-5175 Class CB, 2.5% 4/25/50	496,250	433,152
Series 2021-5180 Class KA, 2.5% 10/25/47	100,956	89,984
Series 2022-5189:
Class DA, 2.5% 5/25/49	258,981	227,687
Class TP, 2.5% 5/25/49	234,476	205,338
Series 2022-5190:
Class BA, 2.5% 11/25/47	246,035	217,649
Class CA, 2.5% 5/25/49	196,534	172,645
Series 2022-5191 Class CA, 2.5% 4/25/50	119,224	101,761
Series 2022-5197:
Class A, 2.5% 6/25/49	196,534	172,081
Class DA, 2.5% 11/25/47	186,835	165,317
Series 2022-5198 Class BA, 2.5% 11/25/47	914,946	816,554
Series 2022-5202:
Class AG, 3% 1/25/49	147,481	134,778
Class LB, 2.5% 10/25/47	199,437	176,031
Class UA, 3% 4/25/50	343,291	312,028
Series 2020-5041 Class LB, 3% 11/25/40	366,656	334,054
Series 2021-5083 Class VA, 1% 8/15/38	1,140,072	1,065,290
Series 2021-5176 Class AG, 2% 1/25/47	374,589	323,818
Series 2021-5182 Class A, 2.5% 10/25/48	654,589	575,282
Series 2022-5207 Class PA, 3% 6/25/51	3,673,206	3,283,155
Series 2022-5210 Class AB, 3% 1/25/42	515,443	478,602
Freddie Mac Multi-family Structured pass-thru certificates sequential payer:
Series 2021-5159:
Class EA, 2.5% 8/25/48	276,235	241,469
Class GC, 2% 11/25/47	80,784	70,196
Series 2021-5164 Class M, 2.5% 7/25/48	281,948	246,509
TOTAL U.S. GOVERNMENT AGENCY		26,868,963
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $41,036,585)		40,980,356

Commercial Mortgage Securities - 6.6%
	Principal Amount (a)	Value ($)
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX Class A, CME Term SOFR 1 Month Index + 1.150% 6.512% 1/15/39 (b)(c)(d)	497,039	485,841
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (b)	484,000	439,387
Series 2019-BPR Class BNM, 3.465% 11/5/32 (b)	109,000	90,056
BANK:
sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	413,592	402,827
Series 2017-BNK9 Class A4, 3.538% 11/15/54	400,000	377,201
Series 2018-BN10 Class A5, 3.688% 2/15/61	3,248,347	3,077,773
Series 2018-BN14 Class ASB, 4.185% 9/15/60	366,776	358,099
Series 2019-BN19 Class ASB, 3.071% 8/15/61	650,000	611,452
Series 2019-BN21 Class A5, 2.851% 10/17/52	82,630	72,664
Series 2020-BN25 Class A5, 2.649% 1/15/63	462,410	401,041
Series 2020-BN28 Class A4, 1.844% 3/15/63	1,148,351	944,890
Series 2021-BN35 Class A5, 2.285% 6/15/64	567,169	470,992
Series 2022-BNK41 Class A4, 3.7901% 4/15/65 (c)	963,521	885,339
Series 2023-5YR1:
Class A2, 5.779% 4/15/56	1,400,000	1,427,407
Class A3, 6.26% 4/15/56	2,100,000	2,178,868
Series 2021-BN33 Class XA, 1.0533% 5/15/64 (c)(h)	12,025,843	627,202
Bank5 2023-5Yr3 sequential payer Series 2023-5YR3 Class A3, 6.724% 9/15/56	600,000	639,919
BBCMS Mortgage Trust sequential payer Series 2021-C11 Class A5, 2.322% 9/15/54	722,307	600,961
Bbcms Mortgage Trust 2023-C21 sequential payer Series 2023-C21 Class A3, 6.2962% 9/15/56 (c)	1,422,000	1,510,299
Benchmark 2023-V3 Mtg Trust:
sequential payer Series 2023-V3 Class A3, 6.3629% 7/15/56	800,000	838,780
Series 2023-V3 Class XA, 0.8144% 7/15/56 (c)	31,994,744	1,035,926
Benchmark 2023-V4 Mtg Trust sequential payer Series 2023-V4 Class A3, 6.8409% 11/15/56	2,300,000	2,461,533
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	172,167	164,657
Series 2019-B10:
Class A4, 3.717% 3/15/62	159,609	149,057
Class ASB, 3.615% 3/15/62	500,000	483,614
Series 2019-B9 Class AAB, 3.9325% 3/15/52	997,110	966,166
Series 2020-B19 Class A5, 1.85% 9/15/53	468,749	374,456
Series 2021-B24 Class A5, 2.5843% 3/15/54	700,621	571,263
Series 2018-B8 Class A5, 4.2317% 1/15/52	1,180,306	1,114,583
Series 2019-B12 Class A5, 3.1156% 8/15/52	726,144	651,654
Series 2019-B9 Class A5, 4.0156% 3/15/52	642,936	600,784
Bmo 2023-5C1 Mtg Trust sequential payer Series 2023-5C1 Class A3, 6.534% 8/15/56	2,300,000	2,424,842
Bmo 2023-C6 Mtg Trust Series 2023-C6 Class XA, 0.7867% 9/15/56 (c)(h)	13,490,196	770,278
BPR Trust floater Series 2022-OANA:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.2598% 4/15/37 (b)(c)(d)	2,835,445	2,794,539
Class B, CME Term SOFR 1 Month Index + 2.440% 7.8088% 4/15/37 (b)(c)(d)	841,247	817,624
BX Commercial Mortgage Trust floater:
Series 2021-PAC:
Class A, CME Term SOFR 1 Month Index + 0.800% 6.1656% 10/15/36 (b)(c)(d)	1,109,960	1,086,644
Class B, CME Term SOFR 1 Month Index + 1.010% 6.3753% 10/15/36 (b)(c)(d)	162,246	157,134
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5751% 10/15/36 (b)(c)(d)	217,124	208,996
Class D, CME Term SOFR 1 Month Index + 1.410% 6.7748% 10/15/36 (b)(c)(d)	210,720	201,517
Class E, CME Term SOFR 1 Month Index + 2.060% 7.424% 10/15/36 (b)(c)(d)	732,746	700,972
Series 2022-LP2:
Class A, CME Term SOFR 1 Month Index + 1.010% 6.3747% 2/15/39 (b)(c)(d)	1,008,938	990,596
Class B, CME Term SOFR 1 Month Index + 1.310% 6.6741% 2/15/39 (b)(c)(d)	359,497	350,926
Class C, CME Term SOFR 1 Month Index + 1.560% 6.9235% 2/15/39 (b)(c)(d)	359,497	349,122
Class D, CME Term SOFR 1 Month Index + 1.960% 7.3226% 2/15/39 (b)(c)(d)	359,497	346,867
Bx Commercial Mortgage Trust 2:
floater Series 2019-IMC:
Class B, CME Term SOFR 1 Month Index + 1.340% 6.7083% 4/15/34 (b)(c)(d)	412,398	408,766
Class C, CME Term SOFR 1 Month Index + 1.640% 7.0083% 4/15/34 (b)(c)(d)	272,629	269,607
Class D, CME Term SOFR 1 Month Index + 1.940% 7.3083% 4/15/34 (b)(c)(d)	286,192	282,368
floater sequential payer Series 2019-IMC Class A, CME Term SOFR 1 Month Index + 1.040% 6.4083% 4/15/34 (b)(c)(d)	1,194,934	1,187,130
BX Commercial Mortgage Trust 2023-Xl3 floater Series 2023-XL3:
Class A, CME Term SOFR 1 Month Index + 1.890% 7.1214% 12/9/40 (b)(c)(d)	2,021,000	2,022,251
Class B, CME Term SOFR 1 Month Index + 2.190% 7.5508% 12/9/40 (b)(c)(d)	447,000	446,858
Class C, CME Term SOFR 1 Month Index + 2.640% 8.0002% 12/9/40 (b)(c)(d)	242,000	241,923
BX Trust:
floater:
Series 2019-XL:
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5563% 10/15/36 (b)(c)(d)	4,695,086	4,671,211
Class C, CME Term SOFR 1 Month Index + 1.360% 6.7263% 10/15/36 (b)(c)(d)	415,223	412,848
Class D, CME Term SOFR 1 Month Index + 1.560% 6.9263% 10/15/36 (b)(c)(d)	1,077,637	1,070,787
Class E, CME Term SOFR 1 Month Index + 1.910% 7.2763% 10/15/36 (b)(c)(d)	826,282	820,506
Series 2021-BXMF Class A, CME Term SOFR 1 Month Index + 0.750% 6.1124% 10/15/26 (b)(c)(d)	3,003,088	2,946,596
Series 2022-GPA Class A, CME Term SOFR 1 Month Index + 2.160% 7.5268% 8/15/39 (b)(c)(d)	1,929,000	1,930,813
Series 2022-IND:
Class A, CME Term SOFR 1 Month Index + 1.490% 6.8528% 4/15/37 (b)(c)(d)	807,812	801,731
Class B, CME Term SOFR 1 Month Index + 1.940% 7.3018% 4/15/37 (b)(c)(d)	411,818	408,460
Class C, CME Term SOFR 1 Month Index + 2.290% 7.6518% 4/15/37 (b)(c)(d)	92,978	92,045
Class D, CME Term SOFR 1 Month Index + 2.830% 8.2008% 4/15/37 (b)(c)(d)	77,855	76,878
floater sequential payer:
Series 2019-XL Class A, CME Term SOFR 1 Month Index + 1.030% 6.3963% 10/15/36 (b)(c)(d)	3,030,116	3,022,412
Series 2021-SOAR Class A, CME Term SOFR 1 Month Index + 0.780% 6.1465% 6/15/38 (b)(c)(d)	244,170	240,265
CAMB Commercial Mortgage Trust floater Series 2019-LIFE:
Class A, CME Term SOFR 1 Month Index + 1.110% 6.729% 12/15/37 (b)(c)(d)	2,145,000	2,130,157
Class B, CME Term SOFR 1 Month Index + 1.290% 6.909% 12/15/37 (b)(c)(d)	1,400,000	1,388,551
Class E, CME Term SOFR 1 Month Index + 2.190% 7.809% 12/15/37 (b)(c)(d)	520,000	509,534
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (b)	1,194,866	1,068,288
CFCRE Commercial Mortgage Trust sequential payer:
Series 2016-C7 Class A2, 3.5853% 12/10/54	527,861	499,061
Series 2017-C8 Class A3, 3.3048% 6/15/50	1,960,100	1,840,316
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	825,999	810,009
Series 2015-GC29 Class A4, 3.192% 4/10/48	311,943	301,409
Series 2015-P1 Class A5, 3.717% 9/15/48	160,809	155,420
Series 2016-C1 Class A4, 3.209% 5/10/49	508,851	481,365
Series 2016-P4 Class A4, 2.902% 7/10/49	589,456	552,307
Series 2019-C7 Class A4, 3.102% 12/15/72	2,911,044	2,609,754
COMM Mortgage Trust:
sequential payer:
Series 2014-CR18 Class A5, 3.828% 7/15/47	158,730	156,956
Series 2015-DC1 Class A4, 3.078% 2/10/48	1,957,834	1,919,738
Series 2014-CR14 Class AM, 4.526% 2/10/47 (c)	909,306	868,618
Series 2015-CR22 Class A5, 3.309% 3/10/48	532,572	516,608
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, CME Term SOFR 1 Month Index + 1.020% 6.389% 5/15/36 (b)(c)(d)	5,885,358	5,885,470
Class B, CME Term SOFR 1 Month Index + 1.270% 6.639% 5/15/36 (b)(c)(d)	520,705	519,355
Class C, CME Term SOFR 1 Month Index + 1.470% 6.839% 5/15/36 (b)(c)(d)	813,975	811,601
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)	237,276	219,508
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	462,377	460,874
Class B, 4.5349% 4/15/36 (b)	142,154	141,321
Class D, 4.782% 4/15/36 (b)(c)	190,753	189,023
CSAIL Commercial Mortgage Trust sequential payer:
Series 2015-C3 Class A4, 3.7182% 8/15/48	344,472	332,505
Series 2019-C17:
Class A4, 2.7628% 9/15/52	516,958	448,453
Class A5, 3.0161% 9/15/52	516,958	451,462
DTP Commercial Mortgage Trust 2023-Ste2 sequential payer Series 2023-STE2 Class A, 6.038% 1/15/41 (b)(c)	605,000	596,559
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, CME Term SOFR 1 Month Index + 0.810% 6.1775% 11/15/38 (b)(c)(d)	2,964,315	2,908,498
Extended Stay America Trust floater Series 2021-ESH:
Class A, CME Term SOFR 1 Month Index + 1.190% 6.5565% 7/15/38 (b)(c)(d)	745,819	738,802
Class B, CME Term SOFR 1 Month Index + 1.490% 6.8565% 7/15/38 (b)(c)(d)	1,505,639	1,481,999
Class C, CME Term SOFR 1 Month Index + 1.810% 7.1765% 7/15/38 (b)(c)(d)	194,156	190,985
Class D, CME Term SOFR 1 Month Index + 2.360% 7.7265% 7/15/38 (b)(c)(d)	10,802,701	10,612,751
Freddie Mac:
sequential payer:
Series 2015-K043 Class A2, 3.062% 12/25/24	1,889,420	1,852,079
Series 2015-K049 Class A2, 3.01% 7/25/25	263,000	255,766
Series 2016-K054 Class A2, 2.745% 1/25/26	1,287,022	1,240,536
Series 2016-K057 Class A2, 2.57% 7/25/26	437,441	417,861
Series 2020-K104 Class A2, 2.253% 1/25/30	2,053,820	1,829,670
Series 2020-K116 Class A2, 1.378% 7/25/30	1,745,881	1,451,430
Series 2020-K117 Class A2, 1.406% 8/25/30	1,990,789	1,654,178
Series 2020-K118 Class A2, 1.493% 9/25/30	423,042	352,901
Series 2020-K121 Class A2, 1.547% 10/25/30	593,860	495,399
Series 2021-K125 Class A2, 1.846% 1/25/31	230,204	194,980
Series 2021-K126 Class A2, 2.074% 1/25/31	327,624	282,141
Series 2021-K127 Class A2, 2.108% 1/25/31	2,000,000	1,724,411
Series 2021-K130 Class A2, 1.723% 6/25/31	281,917	234,935
Series 2021-K136 Class A2, 2.127% 11/25/31	771,017	655,329
Series 2022-150 Class A2, 3.71% 9/25/32	1,300,000	1,233,747
Series 2022-K141 Class A2, 2.25% 2/25/32	521,000	445,539
Series 2022-K142 Class A2, 2.4% 3/25/32	2,531,000	2,185,934
Series 2022-K143 Class A2, 2.35% 3/25/32	200,000	171,837
Series 2022-K144 Class A2, 2.45% 4/25/32	1,976,000	1,709,073
Series 2022-K145 Class A2, 2.58% 5/25/32	494,000	431,120
Series 2022-K146 Class A2, 2.92% 6/25/32	1,138,000	1,019,223
Series 2022-K147 Class A2, 3% 6/25/32	1,384,000	1,246,737
Series 2022-K750 Class A2, 3% 9/25/29	9,120,000	8,530,039
Series 2023-K751 Class A2, 4.412% 3/25/30	400,000	400,419
Series 2023-K754 Class A2, 4.94% 11/25/30	2,400,000	2,472,740
Series K058 Class A2, 2.653% 8/25/26	2,100,000	2,004,505
Series K065 Class A2, 3.243% 4/25/27	600,000	578,993
Series K080 Class A2, 3.926% 7/25/28	454,836	446,627
Series 2017-K064 Class A2, 3.224% 3/25/27	472,919	456,781
Series 2017-K068 Class A2, 3.244% 8/25/27	652,712	627,947
Series 2017-K727 Class A2, 2.946% 7/25/24	2,494,456	2,460,242
Series 2018-K730 Class A2, 3.59% 1/25/25	1,008,502	992,431
Series 2019-K094 Class A2, 2.903% 6/25/29	1,410,116	1,313,288
Series 2019-K1510 Class A2, 3.718% 1/25/31	407,161	389,875
Series 2021-K123 Class A2, 1.621% 12/25/30	781,693	653,670
Series 2022 K748 Class A2, 2.26% 1/25/29	1,300,000	1,179,166
Series K046 Class A2, 3.205% 3/25/25	912,976	892,898
Series K047 Class A2, 3.329% 5/25/25	2,200,835	2,154,853
Series K053 Class A2, 2.995% 12/25/25	194,973	188,867
Series K056 Class A2, 2.525% 5/25/26	568,904	543,661
Series K062 Class A1, 3.032% 9/25/26	186,518	182,423
Series K063 Class A2, 3.43% 1/25/27	2,600,000	2,527,640
Series K079 Class A2, 3.926% 6/25/28	213,322	209,550
Series K086 Class A2, 3.859% 11/25/28	1,663,000	1,627,800
Freddie Mac Multi-family Structured pass-thru certificates:
sequential payer Series 2015 K045 Class A2, 3.023% 1/25/25	1,343,023	1,313,665
Series K044 Class A2, 2.811% 1/25/25	2,756,533	2,692,760
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, CME Term SOFR 1 Month Index + 2.060% 7.4265% 9/15/31 (b)(c)(d)	272,518	270,009
Series 2021-IP:
Class A, CME Term SOFR 1 Month Index + 1.060% 6.4265% 10/15/36 (b)(c)(d)	1,163,563	1,121,945
Class B, CME Term SOFR 1 Month Index + 1.260% 6.6265% 10/15/36 (b)(c)(d)	450,000	422,205
Class C, CME Term SOFR 1 Month Index + 1.660% 7.0265% 10/15/36 (b)(c)(d)	2,451,000	2,269,352
sequential payer:
Series 2014-GC26 Class A4, 3.364% 11/10/47	357,372	350,872
Series 2018-GS10 Class A4, 3.89% 7/10/51	3,800,000	3,614,162
Series 2018-GS9 Class A4, 3.992% 3/10/51	400,000	377,094
Series 2020-GC45 Class A5, 2.9106% 2/13/53	1,245,771	1,105,030
Intown Mortgage Trust floater sequential payer Series 2022-STAY Class A, CME Term SOFR 1 Month Index + 2.480% 7.8506% 8/15/39 (b)(c)(d)	4,070,000	4,082,754
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME Term SOFR 1 Month Index + 0.590% 5.9583% 4/15/37 (b)(c)(d)	318,267	292,806
JPMBB Commercial Mortgage Securities Trust:
sequential payer:
Series 2014-C21 Class A5, 3.7748% 8/15/47	925,287	913,213
Series 2014-C23 Class A5, 3.9342% 9/15/47	261,832	257,364
Series 2014-C24 Class A5, 3.6385% 11/15/47	714,600	696,957
Series 2015-C29 Class A4, 3.6108% 5/15/48	246,754	237,740
Series 2013-C17 Class A/S, 4.4584% 1/15/47	800,709	779,067
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class ASB, 3.4743% 12/15/49	484,925	470,414
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class DFX, 5.3503% 7/5/33 (b)	158,353	113,578
Class EFX, 5.3635% 7/5/33 (b)(c)	192,511	127,563
Ksl Commercial Mtg Trust 2023-Ht floater Series 2023-HT Class A, CME Term SOFR 1 Month Index + 2.290% 7.6402% 12/15/36 (b)(c)(d)	2,900,000	2,898,170
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME Term SOFR 1 Month Index + 1.290% 6.6571% 5/15/39 (b)(c)(d)	2,976,439	2,909,469
Class B, CME Term SOFR 1 Month Index + 1.790% 7.1557% 5/15/39 (b)(c)(d)	899,162	876,605
Class C, CME Term SOFR 1 Month Index + 2.090% 7.4549% 5/15/39 (b)(c)(d)	511,349	497,239
Class D, CME Term SOFR 1 Month Index + 2.540% 7.9037% 5/15/39 (b)(c)(d)	454,472	427,394
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, CME Term SOFR 1 Month Index + 0.810% 6.1765% 3/15/38 (b)(c)(d)	675,307	660,451
Class B, CME Term SOFR 1 Month Index + 0.990% 6.3565% 3/15/38 (b)(c)(d)	217,253	211,791
Class C, CME Term SOFR 1 Month Index + 1.210% 6.5765% 3/15/38 (b)(c)(d)	136,648	132,353
Class D, CME Term SOFR 1 Month Index + 1.510% 6.8765% 3/15/38 (b)(c)(d)	190,097	182,928
Class E, CME Term SOFR 1 Month Index + 1.860% 7.2265% 3/15/38 (b)(c)(d)	166,149	158,631
Morgan Stanley BAML Trust Series 2015-C20 Class A4, 3.249% 2/15/48	403,691	392,461
Morgan Stanley Capital sequential payer Series 2016-UB11 Class A4, 2.782% 8/15/49	1,200,000	1,120,980
Morgan Stanley Capital I Trust:
floater Series 2018-BOP:
Class B, CME Term SOFR 1 Month Index + 1.290% 6.659% 8/15/33 (b)(c)(d)	433,796	293,892
Class C, CME Term SOFR 1 Month Index + 1.540% 6.909% 8/15/33 (b)(c)(d)	1,044,807	582,506
sequential payer:
Series 2017-H1 Class A4, 3.259% 6/15/50	1,500,000	1,405,320
Series 2019-L2 Class A3, 3.806% 3/15/52	1,000,000	943,190
Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	1,052,468	970,234
Series 2020-L4 Class A3, 2.698% 2/15/53	487,766	428,353
Series 2018-H4 Class A4, 4.31% 12/15/51	1,275,945	1,229,334
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(c)	152,075	135,337
Class C, 3.1771% 11/10/36 (b)(c)	145,921	126,031
Natixis Commercial Mortgage Securities Trust sequential payer Series 2020-2PAC Class A, 2.966% 12/15/38 (b)	531,500	473,189
NJ Trust 2023-GSP sequential payer Series 2023-GSP Class A, 6.6968% 1/6/29 (b)(c)	900,000	939,192
Open Trust 2023-Air sequential payer Series 2023-AIR:
Class A, CME Term SOFR 1 Month Index + 3.080% 8.4509% 10/15/28 (b)(c)(d)	1,785,440	1,789,094
Class B, CME Term SOFR 1 Month Index + 3.830% 9.1998% 10/15/28 (b)(c)(d)	1,075,412	1,068,250
OPG Trust floater Series 2021-PORT Class A, CME Term SOFR 1 Month Index + 0.590% 5.9605% 10/15/36 (b)(c)(d)	1,508,520	1,473,521
Prima Capital Ltd. floater sequential payer Series 2021-9A Class A, CME Term SOFR 1 Month Index + 1.560% 6.9202% 12/15/37 (b)(c)(d)	57,034	57,034
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)	253,056	257,831
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME Term SOFR 1 Month Index + 2.000% 7.3618% 2/15/39 (b)(c)(d)	263,000	249,655
Class C, CME Term SOFR 1 Month Index + 2.650% 8.0118% 2/15/39 (b)(c)(d)	137,000	128,343
SREIT Trust floater:
Series 2021-FLWR Class A, CME Term SOFR 1 Month Index + 0.690% 6.053% 7/15/36 (b)(c)(d)	813,932	798,873
Series 2021-MFP:
Class A, CME Term SOFR 1 Month Index + 0.840% 6.2071% 11/15/38 (b)(c)(d)	1,867,225	1,836,200
Class B, CME Term SOFR 1 Month Index + 1.190% 6.5561% 11/15/38 (b)(c)(d)	1,228,889	1,204,208
Class C, CME Term SOFR 1 Month Index + 1.440% 6.8053% 11/15/38 (b)(c)(d)	344,260	336,482
Class D, CME Term SOFR 1 Month Index + 1.690% 7.0545% 11/15/38 (b)(c)(d)	226,263	220,583
VLS Commercial Mortgage Trust sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)	1,123,328	911,868
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, CME Term SOFR 1 Month Index + 1.310% 6.6765% 5/15/31 (b)(c)(d)	552,000	536,174
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	420,434	407,874
Series 2019-C49 Class ASB, 3.933% 3/15/52	500,000	489,754
Series 2019-C52 Class A5, 2.892% 8/15/52	887,720	791,409
Series 2019-C54 Class A4, 3.146% 12/15/52	63,390	56,933
Series 2018-C48 Class A5, 4.302% 1/15/52	884,202	853,605
Wells Fargo Commercial Mtg Trust sequential payer Series 2016-C37, Class A4, 3.525% 12/15/49	458,817	439,026
Wells Fargo Commercial Mtg Trust 2020-C sequential payer Series 2020-C55 Class A5, 2.725% 2/15/53	438,989	384,696
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2014 C19 Class A5, 4.101% 3/15/47	1,623,328	1,616,358
Series 2014-C25 Class A5, 3.631% 11/15/47	396,151	387,296
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $208,131,587)		207,083,368

Municipal Securities - 0.2%
	Principal Amount (a)	Value ($)
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	130,000	151,115
Series 2010 S1, 7.043% 4/1/50	195,000	246,827
California State Univ. Rev. Series 2021 B, 2.719% 11/1/52	235,000	162,937
Chicago O'Hare Int'l. Arpt. Rev. Series 2010 B, 6.395% 1/1/40	250,000	284,171
Dallas Area Rapid Transit Sales Tax Rev. Series 2021 A, 2.613% 12/1/48	435,000	302,897
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2019 A, 3.144% 11/1/45	65,000	50,995
Series 2021 C, 2.843% 11/1/46	400,000	301,024
Series 2022 A, 4.507% 11/1/51	155,000	144,693
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B, 2.746% 6/1/34	175,000	147,317
Idaho Energy Resources Auth. Series 2021, 2.861% 9/1/46	100,000	72,234
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	210,000	206,975
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	125,000	137,957
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	130,000	104,590
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Series 2021 C, 2.823% 8/1/41	155,000	120,046
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2021 A, 3.225% 9/1/47	235,000	184,227
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	245,000	273,907
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	295,000	303,995
Port Auth. of New York & New Jersey:
Series 2010 164, 5.647% 11/1/40	145,000	154,565
Series 225, 3.175% 7/15/60	635,000	445,527
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	155,000	131,667
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	175,000	187,492
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	310,000	319,169
Univ. of California Revs. Series 2009 R, 5.77% 5/15/43	30,000	32,442
Univ. of Virginia Gen. Rev.:
(Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/2117	130,000	110,761
Series 2021 B, 2.584% 11/1/51	65,000	44,370
TOTAL MUNICIPAL SECURITIES (Cost $4,990,855)		4,621,900

Foreign Government and Government Agency Obligations - 0.6%
	Principal Amount (a)	Value ($)
Alberta Province:
1% 5/20/25	968,000	921,342
3.3% 3/15/28	274,000	264,922
British Columbia Province 2.25% 6/2/26	654,000	623,955
Chilean Republic:
2.55% 7/27/33	854,000	705,351
3.24% 2/6/28	318,000	302,299
3.625% 10/30/42	358,000	289,225
Emirate of Abu Dhabi 3.875% 4/16/50 (b)	716,000	599,041
Export Development Canada 2.625% 2/21/24	320,000	319,747
Hungarian Republic 7.625% 3/29/41	200,000	239,130
Israeli State:
3.25% 1/17/28	395,000	368,338
3.375% 1/15/50	813,000	576,214
Italian Republic 2.875% 10/17/29	734,000	657,226
Kingdom of Saudi Arabia:
3.25% 10/22/30 (b)	396,000	366,755
4.5% 4/22/60 (b)	301,000	259,895
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	233,000	219,137
2.5% 11/15/27	242,000	228,574
Manitoba Province 3.05% 5/14/24	41,000	40,681
Ontario Province:
0.625% 1/21/26	70,000	64,823
1.125% 10/7/30	658,000	539,560
2.3% 6/15/26	391,000	372,791
2.5% 4/27/26	137,000	131,456
3.05% 1/29/24	320,000	319,709
Panamanian Republic:
3.16% 1/23/30	517,000	439,935
4.5% 4/16/50	353,000	244,453
4.5% 4/1/56	547,000	366,832
Peruvian Republic:
1.862% 12/1/32	689,000	538,281
2.78% 12/1/60	113,000	70,307
2.844% 6/20/30	448,000	397,320
3.55% 3/10/51	517,000	391,143
6.55% 3/14/37	84,000	93,345
Polish Government:
3.25% 4/6/26	181,000	175,181
4% 1/22/24	992,000	989,490
Quebec Province:
1.5% 2/11/25	791,000	763,473
2.5% 4/20/26	322,000	309,229
2.75% 4/12/27	350,000	334,506
2.875% 10/16/24	57,000	56,065
State of Qatar 4.4% 4/16/50 (b)	893,000	823,855
United Mexican States:
3.25% 4/16/30	366,000	330,773
3.5% 2/12/34	1,114,000	942,374
4.28% 8/14/41	1,201,000	990,825
4.35% 1/15/47	395,000	317,358
4.5% 1/31/50	254,000	207,089
4.6% 2/10/48	481,000	396,524
4.75% 3/8/44	266,000	228,012
5.55% 1/21/45	107,000	101,884
6.05% 1/11/40	132,000	133,114
Uruguay Republic:
4.125% 11/20/45	130,228	118,060
4.375% 10/27/27	33,363	33,519
4.375% 1/23/31	434,418	430,210
4.975% 4/20/55	321,625	313,745
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $20,169,698)		18,947,073

Supranational Obligations - 0.5%
	Principal Amount (a)	Value ($)
African Development Bank 0.875% 7/22/26	419,000	385,225
Asian Development Bank:
0.375% 9/3/25	1,103,000	1,030,659
0.5% 2/4/26	611,000	564,958
0.75% 10/8/30	534,000	430,489
1.5% 10/18/24	617,000	600,333
2% 4/24/26	173,000	164,447
2.5% 11/2/27	184,000	173,842
2.625% 1/30/24	412,000	411,118
2.625% 1/12/27	178,000	170,447
2.75% 1/19/28	1,032,000	982,286
European Investment Bank:
0.75% 9/23/30	762,000	618,126
0.875% 5/17/30	183,000	151,065
1.25% 2/14/31	331,000	276,078
1.875% 2/10/25	82,000	79,503
2.25% 6/24/24	620,000	611,296
2.375% 5/24/27	110,000	104,121
2.5% 10/15/24	157,000	154,016
3.25% 1/29/24	55,000	54,914
Inter-American Development Bank:
0.625% 7/15/25	607,000	571,953
0.875% 4/20/26	1,388,000	1,286,833
1.75% 3/14/25	505,000	487,668
2% 6/2/26	110,000	104,358
2.125% 1/15/25	50,000	48,665
2.25% 6/18/29	524,000	478,830
2.375% 7/7/27	184,000	173,856
4.375% 1/24/44	239,000	235,072
International Bank for Reconstruction & Development:
0.375% 7/28/25	717,000	672,279
0.5% 10/28/25	905,000	843,404
0.75% 8/26/30	454,000	367,160
0.875% 5/14/30	555,000	456,661
1.25% 2/10/31	497,000	412,424
1.5% 8/28/24	543,000	530,512
1.625% 1/15/25	488,000	472,501
1.875% 10/27/26	130,000	122,185
2.5% 3/19/24	104,000	103,360
2.5% 11/25/24	156,000	152,722
2.5% 7/29/25	104,000	100,837
2.5% 3/29/32	1,000,000	893,656
International Finance Corp. 0.75% 8/27/30	303,000	244,919
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $16,394,879)		15,722,778

Bank Notes - 0.1%
	Principal Amount (a)	Value ($)
Citizens Bank NA:
2.25% 4/28/25	359,000	343,165
3.75% 2/18/26	370,000	352,199
Discover Bank:
3.45% 7/27/26	350,000	330,871
5.974% 8/9/28 (c)	347,000	334,227
Regions Bank 6.45% 6/26/37	969,000	984,824
Truist Bank 3.3% 5/15/26	208,000	198,525
TOTAL BANK NOTES (Cost $2,748,951)		2,543,811

Fixed-Income Funds - 0.5%
	Shares	Value ($)
Fidelity Specialized High Income Central Fund (i) (Cost $15,828,456)	180,748	15,645,506

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (j) (Cost $57,300,436)	57,288,978	57,300,436

TOTAL INVESTMENT IN SECURITIES - 108.2% (Cost $3,441,321,883)	3,377,847,071
NET OTHER ASSETS (LIABILITIES) - (8.2)%	(255,818,041)
NET ASSETS - 100.0%	3,122,029,030

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
4% 1/1/54	(2,900,000)	(2,770,459)
6.5% 1/1/54	(1,625,000)	(1,663,135)
6.5% 1/1/54	(5,400,000)	(5,526,726)

TOTAL GINNIE MAE		(9,960,320)

Uniform Mortgage Backed Securities
2% 1/1/54	(1,375,000)	(1,124,299)
2% 1/1/54	(3,600,000)	(2,943,618)
2% 1/1/54	(500,000)	(408,836)
2% 1/1/54	(1,200,000)	(981,206)
2% 1/1/54	(1,200,000)	(981,206)
2% 1/1/54	(18,950,000)	(15,494,881)
2% 1/1/54	(1,400,000)	(1,144,741)
2.5% 1/1/54	(3,200,000)	(2,725,500)
2.5% 1/1/54	(3,200,000)	(2,725,500)
2.5% 1/1/54	(1,500,000)	(1,277,578)
3% 1/1/54	(6,750,000)	(5,974,804)
3% 1/1/54	(8,600,000)	(7,612,343)
3% 1/1/54	(1,100,000)	(973,672)
3% 1/1/54	(2,600,000)	(2,301,406)
3% 1/1/54	(2,200,000)	(1,947,344)
3% 1/1/54	(1,100,000)	(973,672)
3% 1/1/54	(2,675,000)	(2,367,793)
3% 1/1/54	(1,300,000)	(1,150,703)
3.5% 1/1/54	(1,650,000)	(1,514,649)
3.5% 1/1/54	(700,000)	(642,578)
3.5% 1/1/54	(1,100,000)	(1,009,766)
3.5% 1/1/54	(2,350,000)	(2,157,227)
4% 1/1/54	(200,000)	(189,281)
4% 1/1/54	(2,900,000)	(2,744,577)
4% 1/1/54	(3,800,000)	(3,596,342)
4% 1/1/54	(1,100,000)	(1,041,046)
4% 1/1/54	(100,000)	(94,641)
4.5% 1/1/54	(250,000)	(242,539)
4.5% 1/1/54	(650,000)	(630,601)
4.5% 1/1/54	(2,209,000)	(2,143,074)
4.5% 1/1/54	(2,191,000)	(2,125,611)
4.5% 1/1/54	(700,000)	(679,109)
4.5% 1/1/54	(700,000)	(679,109)
4.5% 1/1/54	(1,500,000)	(1,455,234)
5% 1/1/54	(1,200,000)	(1,187,999)
5% 1/1/54	(2,300,000)	(2,276,999)
5% 1/1/54	(5,800,000)	(5,741,997)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(83,261,481)

TOTAL TBA SALE COMMITMENTS (Proceeds $92,028,882)		(93,221,801)

Written Swaptions
	Expiration Date	Notional Amount (a)	Value ($)
Put Swaptions
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index and receive annually a fixed rate of 3.7675, expiring September 2033.	9/20/28	1,800,000	(61,858)

Call Swaptions
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay annually a fixed rate of 3.7675 and receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring September 2033.	9/20/28	1,800,000	(87,530)

TOTAL WRITTEN SWAPTIONS			(149,388)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	221	Mar 2024	45,507,008	417,788	417,788
CBOT 5-Year U.S. Treasury Note Contracts (United States)	23	Mar 2024	2,501,789	33,143	33,143
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	8	Mar 2024	1,068,750	96,356	96,356

TOTAL PURCHASED					547,287

Sold

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	196	Mar 2024	22,126,563	(693,614)	(693,614)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	17	Mar 2024	2,123,938	(129,128)	(129,128)

TOTAL SOLD					(822,742)

TOTAL FUTURES CONTRACTS					(275,455)
The notional amount of futures purchased as a percentage of Net Assets is 1.6%
The notional amount of futures sold as a percentage of Net Assets is 0.8%

Credit Default Swaps
Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(2)(3)	Value ($)(1)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
CMBX N.A. AAA Index Series 13		Dec 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	760,000	3,880	(8,231)	(4,351)
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	990,000	5,054	(15,970)	(10,916)
CMBX N.A. AAA Index Series 13		Dec 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	620,000	3,165	(4,169)	(1,004)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	90,000	16,467	(20,300)	(3,833)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	390,000	71,357	(108,350)	(36,993)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	200,000	36,593	(53,172)	(16,579)
CMBX N.A. BBB- Index Series 16		Apr 2065	Citigroup Global Markets Ltd.	(3%)	Monthly	720,000	131,736	(219,290)	(87,554)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	90,000	16,467	(21,217)	(4,750)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	380,000	69,527	(98,324)	(28,797)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	260,000	47,571	(69,087)	(21,516)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	1,060,000	193,944	(306,133)	(112,189)
CMBX N.A. BBB- Index Series 16		Apr 2065	Goldman Sachs & Co. LLC	(3%)	Monthly	400,000	73,187	(97,022)	(23,835)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	300,000	54,890	(86,674)	(31,784)
CMBX N.A. BBB- Index Series 16		Apr 2065	JPMorgan Securities LLC	(3%)	Monthly	130,000	23,786	(34,713)	(10,927)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	180,000	32,934	(43,596)	(10,662)
CMBX N.A. BBB- Index Series 16		Apr 2065	Morgan Stanley Capital Services LLC	(3%)	Monthly	320,000	58,549	(81,794)	(23,245)

TOTAL BUY PROTECTION							839,107	(1,268,042)	(428,935)
Sell Protection
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	1,490,000	(7,606)	34,056	26,450
CMBX N.A. AAA Index Series 13	NR	Dec 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	880,000	(4,492)	20,685	16,193
CMBX N.A. AAA Index Series 15	NR	Nov 2064	Morgan Stanley Capital Services LLC	0.5%	Monthly	400,000	(5,235)	6,772	1,537
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Citigroup Global Markets Ltd.	0.5%	Monthly	170,000	(3,048)	7,271	4,223
CMBX N.A. AAA Index Series 16	NR	Apr 2065	Citigroup Global Markets Ltd.	0.5%	Monthly	4,950,000	(88,738)	148,771	60,033

TOTAL SELL PROTECTION							(109,119)	217,555	108,436
TOTAL CREDIT DEFAULT SWAPS							729,988	(1,050,487)	(320,499)

(1)Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2)The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

(3)Notional amount is stated in U.S. Dollars unless otherwise noted.

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)	Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4%	Annual	LCH	Mar 2026	45,082,000	(358,705)	0	(358,705)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.5%	Annual	LCH	Mar 2027	7,695,000	(95,021)	0	(95,021)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.25%	Annual	LCH	Mar 2029	1,076,000	(19,353)	0	(19,353)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.25%	Annual	LCH	Mar 2031	18,560,000	(427,024)	0	(427,024)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4%	Annual	LCH	Mar 2044	3,586,000	(170,796)	0	(170,796)
4%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Mar 2054	496,000	29,368	0	29,368
TOTAL INTEREST RATE SWAPS							(1,041,531)	0	(1,041,531)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $351,326,787 or 11.3% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $611,147.
(f)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $2,268,782.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)
Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	155,746,676	999,564,629	1,098,010,869	3,612,718	-	-	57,300,436	0.1%
Fidelity Specialized High Income Central Fund	14,140,721	835,623	-	835,648	-	669,162	15,645,506	3.6%
Total	169,887,397	1,000,400,252	1,098,010,869	4,448,366	-	669,162	72,945,942

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	831,274,839	-	831,274,839	-

U.S. Government and Government Agency Obligations	1,272,275,991	-	1,272,275,991	-

U.S. Government Agency - Mortgage Securities	702,771,714	-	702,771,714	-

Asset-Backed Securities	208,679,299	-	208,679,299	-

Collateralized Mortgage Obligations	40,980,356	-	40,980,356	-

Commercial Mortgage Securities	207,083,368	-	207,083,368	-

Municipal Securities	4,621,900	-	4,621,900	-

Foreign Government and Government Agency Obligations	18,947,073	-	18,947,073	-

Supranational Obligations	15,722,778	-	15,722,778	-

Bank Notes	2,543,811	-	2,543,811	-

Fixed-Income Funds	15,645,506	15,645,506	-	-

Money Market Funds	57,300,436	57,300,436	-	-
Total Investments in Securities:	3,377,847,071	72,945,942	3,304,901,129	-
Derivative Instruments: Assets
Futures Contracts	547,287	547,287	-	-
Swaps	868,475	-	868,475	-
Total Assets	1,415,762	547,287	868,475	-
Liabilities
Futures Contracts	(822,742)	(822,742)	-	-
Swaps	(1,180,018)	-	(1,180,018)	-
Written Swaptions	(149,388)	-	(149,388)	-
Total Liabilities	(2,152,148)	(822,742)	(1,329,406)	-
Total Derivative Instruments:	(736,386)	(275,455)	(460,931)	-
Other Financial Instruments:
TBA Sale Commitments	(93,221,801)	-	(93,221,801)	-
Total Other Financial Instruments:	(93,221,801)	-	(93,221,801)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	839,107	(109,119)
Total Credit Risk	839,107	(109,119)
Interest Rate Risk
Futures Contracts (b)	547,287	(822,742)
Swaps (c)	29,368	(1,070,899)
Written Swaptions (d)	0	(149,388)
Total Interest Rate Risk	576,655	(2,043,029)
Total Value of Derivatives	1,415,762	(2,152,148)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(c)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).

(d)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,368,192,991)	$3,304,901,129
Fidelity Central Funds (cost $73,128,892)	72,945,942

Total Investment in Securities (cost $3,441,321,883)		$3,377,847,071
Cash		54
Receivable for investments sold		17,145
Receivable for premium on written options		150,480
Receivable for TBA sale commitments		92,028,882
Receivable for fund shares sold		10,434,047
Interest receivable		26,492,485
Distributions receivable from Fidelity Central Funds		228,651
Receivable for daily variation margin on futures contracts		22,472
Bi-lateral OTC swaps, at value		839,107
Prepaid expenses		2,732
Other receivables		114
Total assets		3,508,063,240
Liabilities
Payable for investments purchased
Regular delivery	$1,752,961
Delayed delivery	288,721,630
TBA sale commitments, at value	93,221,801
Payable for fund shares redeemed	854,897
Bi-lateral OTC swaps, at value	109,119
Accrued management fee	759,641
Payable for daily variation margin on centrally cleared swaps	12,888
Written options, at value (premium receivable $150,480)	149,388
Other affiliated payables	325,913
Other payables and accrued expenses	125,972
Total Liabilities		386,034,210
Net Assets		$3,122,029,030
Net Assets consist of:
Paid in capital		$3,262,647,338
Total accumulated earnings (loss)		(140,618,308)
Net Assets		$3,122,029,030

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($647,892,580 ÷ 68,471,227 shares)		$9.46
Investor Class :
Net Asset Value, offering price and redemption price per share ($2,474,136,450 ÷ 261,469,954 shares)		$9.46
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$124,291,168
Income from Fidelity Central Funds		4,448,366
Total Income		128,739,534
Expenses
Management fee	$8,817,435
Transfer agent fees	2,835,865
Accounting fees and expenses	951,976
Custodian fees and expenses	178,425
Independent trustees' fees and expenses	10,559
Audit	55,674
Legal	5,771
Miscellaneous	24,431
Total expenses before reductions	12,880,136
Expense reductions	(109,590)
Total expenses after reductions		12,770,546
Net Investment income (loss)		115,968,988
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(48,249,080)
Futures contracts	2,368,948
Swaps	(1,299,466)
Total net realized gain (loss)		(47,179,598)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	107,227,006
Fidelity Central Funds	669,162
Futures contracts	(564,084)
Swaps	(1,319,107)
Written options	1,092
TBA Sale commitments	(3,600,708)
Total change in net unrealized appreciation (depreciation)		102,413,361
Net gain (loss)		55,233,763
Net increase (decrease) in net assets resulting from operations		$171,202,751
Statement of Changes in Net Assets

	Year ended December 31, 2023	For the period May 27, 2022 (commencement of operations) through December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$115,968,988	$52,021,402
Net realized gain (loss)	(47,179,598)	(28,519,474)
Change in net unrealized appreciation (depreciation)	102,413,361	(168,717,485)
Net increase (decrease) in net assets resulting from operations	171,202,751	(145,215,557)
Distributions to shareholders	(115,213,666)	(50,353,815)

Share transactions - net increase (decrease)	257,729,252	3,003,880,065
Total increase (decrease) in net assets	313,718,337	2,808,310,693

Net Assets
Beginning of period	2,808,310,693	-
End of period	$3,122,029,030	$2,808,310,693

Financial Highlights
VIP Investment Grade Bond II Portfolio Initial Class

Years ended December 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.29	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.370	.191
Net realized and unrealized gain (loss)	.167	(.721) D
Total from investment operations	.537	(.530)
Distributions from net investment income	(.367)	(.180)
Total distributions	(.367)	(.180)
Net asset value, end of period	$9.46	$9.29
Total Return E,F,G	5.91%	(5.31)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.41%	.40% J
Expenses net of fee waivers, if any	.40%	.40% J
Expenses net of all reductions	.40%	.40% J
Net investment income (loss)	3.93%	3.32% J
Supplemental Data
Net assets, end of period (000 omitted)	$647,893	$528,508
Portfolio turnover rate K	190%	225% J,L

AFor the period May 27, 2022 (commencement of operations) through December 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LPortfolio turnover rate excludes securities received or delivered in-kind.

VIP Investment Grade Bond II Portfolio Investor Class

Years ended December 31,	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$9.29	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.367	.189
Net realized and unrealized gain (loss)	.167	(.721) D
Total from investment operations	.534	(.532)
Distributions from net investment income	(.364)	(.178)
Total distributions	(.364)	(.178)
Net asset value, end of period	$9.46	$9.29
Total Return E,F,G	5.88%	(5.33)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.44%	.44% J
Expenses net of fee waivers, if any	.44%	.43% J
Expenses net of all reductions	.44%	.43% J
Net investment income (loss)	3.89%	3.29% J
Supplemental Data
Net assets, end of period (000 omitted)	$2,474,136	$2,279,803
Portfolio turnover rate K	190%	225% J,L

AFor the period May 27, 2022 (commencement of operations) through December 31, 2022

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ETotal returns for periods of less than one year are not annualized.

FTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Investment Grade Bond II Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, capital loss carryforwards and losses deferred due to wash sales and futures transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$33,808,432
Gross unrealized depreciation	(100,031,267)
Net unrealized appreciation (depreciation)	$(66,222,835)
Tax Cost	$3,442,519,681

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,497,971
Capital loss carryforward	$(72,259,056)
Net unrealized appreciation (depreciation) on securities and other investments	$(69,857,224)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(52,587,483)
Long-term	(19,671,573)
Total capital loss carryforward	$(72,259,056)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022A
Ordinary Income	$115,213,666	$50,353,815

A For the period May 27, 2022 (commencement of operations) through December 31, 2022.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, swaps and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. For OTC written options with upfront premiums received, a fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
VIP Investment Grade Bond II Portfolio
Credit Risk
Swaps	(34,684)	(293,881)
Total Credit Risk	(34,684)	(293,881)
Interest Rate Risk
Futures Contracts	2,368,948	(564,084)
Purchased Options	71,426	-
Written Options	-	1,092
Swaps	(1,264,782)	(1,025,226)
Total Interest Rate Risk	1,175,592	(1,588,218)
Totals	1,140,908	(1,882,099)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Investment Grade Bond II Portfolio	4,159,886,594	4,129,004,712
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:
	Amount	% of Class-Level Average Net Assets
Initial Class	$394,748.07
Investor Class	2,441,117.10
	$2,835,865
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Investment Grade Bond II Portfolio	0.0319

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Investment Grade Bond II Portfolio	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	0.38
Investor Class	0.41

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)	Participating classes
VIP Investment Grade Bond II Portfolio	274,659,704	2,746,597,038	Initial Class, Investor Class
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
VIP Investment Grade Bond II Portfolio	$2,827
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $14,451.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $95,139.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022A
VIP Investment Grade Bond II Portfolio
Distributions to shareholders
Initial Class	$ 23,447,707	$9,714,359
Investor Class	91,765,959	40,639,456
Total	$115,213,666	$50,353,815

A For the period May 27, 2022 (commencement of operations) through December 31, 2022.
10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022A	Year ended December 31, 2023	Year ended December 31, 2022A
VIP Investment Grade Bond II Portfolio
Initial Class
Shares sold	21,072,688	68,552,855	$198,853,080	$679,932,267
Reinvestment of distributions	2,561,711	1,039,084	23,447,707	9,714,359
Shares redeemed	(12,058,072)	(12,697,039)	(113,550,841)	(122,526,424)
Net increase (decrease)	11,576,327	56,894,900	$108,749,946	$567,120,202
Investor Class
Shares sold	41,309,206	264,256,897	$389,397,660	$2,618,210,123
Reinvestment of distributions	10,024,101	4,341,748	91,765,959	40,595,346
Shares redeemed	(35,286,498)	(23,175,500)	(332,184,313)	(222,045,606)
Net increase (decrease)	16,046,809	245,423,145	$148,979,306	$2,436,759,863

A For the period May 27, 2022 (commencement of operations) through December 31, 2022.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
VIP Investment Grade Bond Portfolio II	25%	31%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Investment Grade Bond Portfolio II	100%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Investment Grade Bond II Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying  statement of assets and liabilities of VIP Investment Grade Bond II Portfolio (the "Fund"), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2023, the related  statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 27, 2022 (commencement of operations) through December 31, 2022, and the related notes. In our opinion, the financial statements and  financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 27, 2022 (commencement of operations) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Investment Grade Bond II Portfolio
Initial Class	.40%
Actual		$ 1,000	$ 1,032.10	$ 2.05
Hypothetical-B		$ 1,000	$ 1,023.19	$ 2.04
Investor Class	.43%
Actual		$ 1,000	$ 1,032.80	$ 2.20
Hypothetical-B		$ 1,000	$ 1,023.04	$ 2.19

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 34.20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $115,213,666 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Investment Grade Bond II Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Investor Class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Investor Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Investor Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Investor Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Investor Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of Investor Class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9905666.101
VIGBI-ANN-0224
Fidelity® Variable Insurance Products:

VIP Strategic Income Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Initial Class	9.41%	3.73%	3.36%
Service Class	9.42%	3.66%	3.28%
Service Class 2	9.18%	3.47%	3.10%
Investor Class	9.42%	3.71%	3.33%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Strategic Income Portfolio - Initial Class, a class of the fund, on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Universal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Fixed-income securities enjoyed a strong gain in 2023, driven by a powerful rally in the year's final two months. The period as a whole, however, was marked by high levels of volatility. Bond markets advanced in the first four months of 2023 on optimism the Federal Reserve would soon be done with its hiking cycle, only to fall back in each of the next six months, as cooling but still-high inflation and a strong labor market suggested the U.S. central bank may need to keep raising rates. By November and December, though, the Fed struck a new, more optimistic tone, which, combined with a mild consumer price index report, led to a strong rally. Against this backdrop, the Fidelity Strategic Income Composite IndexSM gained 9.50%. Within the index, floating-rate debt (+13.72%) fared best this period, as measured by the Morningstar LSTA® US Performing Loans Index, benefiting from a lack of sensitivity to interest rates. Meanwhile, high-yield bonds, propelled by their relatively high coupons, also gained ground, with the ICE BofA® U.S. High Yield Constrained Index rising 13.47%. Emerging-markets debt advanced 9.33%, per the Bloomberg Emerging Markets Aggregate USD Bond Index, while non-U.S. developed-markets debt, according to the Bloomberg Global Aggregate Developed Markets Ex USD GDP Weighted Index (Hedged), increased 8.36%. Domestic government debt, as reflected in the Bloomberg U.S. Government Bond Index, was up 4.09%.
Comments from Co-Lead Manager Adam Kramer:
In 2023, the fund's share classes rose roughly 9%, finishing well ahead of the 6.17% gain of the Bloomberg U.S. Universal Bond Index - its primary benchmark - versus the 9.50% increase of the Fidelity Strategic Income Composite IndexSM. We see the Composite index, given its mix of investments, as a closer match for the fund. Security selection in emerging-markets debt notably contributed to the fund's relative result, especially a large underweight in China and overweight in Ukraine. Favorable picks in non-U.S. developed international debt, coupled with a meaningful underweight here, also modestly helped. Adding further value was the portfolio's aggregate exposure to U.S. government and investment-grade bonds, including an allocation to U.S. Treasury futures, which we established to increase the fund's duration. Other modest positives included outsized exposure to floating-rate loans and high-yield debt, the two strongest-performing categories within our investment universe in 2023. On the other hand, one slight negative for the fund was security selection among high-yield bonds. More specifically, subpar picks in energy and a roughly 6% cash stake in a strong market environment were problematic this year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the combined Investments of the Fund and its pro-rata share of investments in Fidelity's Central Funds, other than the Money Market Central Funds.
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	23.7
Freddie Mac	3.8
German Federal Republic	2.8
Fannie Mae	1.9
TransDigm, Inc.	1.5
JPMorgan Chase & Co.	1.2
Energy Transfer LP	1.1
Bank of America Corp.	1.0
CCO Holdings LLC/CCO Holdings Capital Corp.	0.9
Uber Technologies, Inc.	0.7
38.6

Market Sectors (% of Fund's net assets)

Financials	10.1
Energy	8.1
Industrials	7.4
Consumer Discretionary	7.4
Communication Services	4.9
Materials	4.6
Information Technology	4.5
Utilities	2.7
Health Care	2.6
Consumer Staples	1.8
Real Estate	1.3

Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures and Swaps - 9.2%
Forward foreign currency contracts - (8.1)%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional. fidelity.com, as applicable.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Corporate Bonds - 38.1%
		Principal Amount (a)	Value ($)
Convertible Bonds - 0.2%
COMMUNICATION SERVICES - 0.2%
Media - 0.2%
DISH Network Corp.:
0% 12/15/25		1,767,000	1,095,540
3.375% 8/15/26		2,667,000	1,413,510
			2,509,050
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
New Cotai LLC 5% 2/24/27 (b)		302,367	610,358

TOTAL CONVERTIBLE BONDS			3,119,408
Nonconvertible Bonds - 37.9%
COMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.1%
Altice France SA:
5.125% 7/15/29(c)		3,835,000	2,978,239
5.5% 1/15/28(c)		1,190,000	980,062
5.5% 10/15/29(c)		2,810,000	2,203,390
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)		2,520,000	2,343,751
Colombia Telecomunicaciones SA 4.95% 7/17/30 (c)		210,000	127,142
Frontier Communications Holdings LLC:
5% 5/1/28(c)		1,165,000	1,076,666
5.875% 10/15/27(c)		620,000	598,983
IHS Holding Ltd. 5.625% 11/29/26 (c)		415,000	358,456
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (c)		830,000	477,250
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (c)		280,000	267,400
Qtel International Finance Ltd. 2.625% 4/8/31 (c)		385,000	334,238
Qwest Corp. 7.25% 9/15/25		35,000	34,300
Sable International Finance Ltd. 5.75% 9/7/27 (c)		1,682,000	1,592,097
Sitios Latinoamerica S.A.B. de CV 5.375% 4/4/32 (c)		350,000	323,040
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (c)		570,000	555,989
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)		600,000	561,000
Windstream Escrow LLC 7.75% 8/15/28 (c)		730,000	639,299
Zayo Group Holdings, Inc. 4% 3/1/27 (c)		605,000	485,074
			15,936,376
Entertainment - 0.1%
Roblox Corp. 3.875% 5/1/30 (c)		1,160,000	1,034,453

Interactive Media & Services - 0.1%
Baidu, Inc.:
1.72% 4/9/26		460,000	426,392
2.375% 10/9/30		270,000	226,930
Tencent Holdings Ltd.:
1.81% 1/26/26(c)		240,000	224,640
2.39% 6/3/30(c)		495,000	421,354
3.975% 4/11/29(c)		180,000	170,987
			1,470,303
Media - 2.0%
Altice Financing SA:
5% 1/15/28(c)		990,000	897,397
5.75% 8/15/29(c)		1,190,000	1,057,055
Cable Onda SA 4.5% 1/30/30 (c)		1,020,000	882,300
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.5% 8/15/30(c)		4,075,000	3,673,548
4.5% 5/1/32		25,000	21,412
4.75% 3/1/30(c)		4,810,000	4,395,209
5.375% 6/1/29(c)		4,035,000	3,803,336
Clear Channel International BV 6.625% 8/1/25 (c)		965,000	969,653
CSC Holdings LLC:
5.375% 2/1/28(c)		365,000	322,417
6.5% 2/1/29(c)		345,000	304,497
DISH DBS Corp. 5.75% 12/1/28 (c)		685,000	546,356
DISH Network Corp. 11.75% 11/15/27 (c)		2,090,000	2,181,661
Gannett Holdings LLC 6% 11/1/26 (c)		400,000	353,000
LCPR Senior Secured Financing DAC:
5.125% 7/15/29(c)		1,370,000	1,193,456
6.75% 10/15/27(c)		544,000	532,826
Scripps Escrow II, Inc. 3.875% 1/15/29 (c)		165,000	145,931
Sirius XM Radio, Inc.:
3.875% 9/1/31(c)		570,000	487,627
4% 7/15/28(c)		580,000	536,409
5% 8/1/27(c)		485,000	468,507
TV Azteca SA de CV 8.25% (Reg. S) (d)		1,500,000	580,890
Univision Communications, Inc.:
4.5% 5/1/29(c)		570,000	508,584
7.375% 6/30/30(c)		2,520,000	2,512,773
Videotron Ltd. 5.125% 4/15/27 (c)		615,000	605,775
VTR Finance BV 6.375% 7/15/28 (c)		320,000	82,500
VZ Secured Financing BV 5% 1/15/32 (c)		1,105,000	940,343
Ziggo BV 4.875% 1/15/30 (c)		430,000	383,402
			28,386,864
Wireless Telecommunication Services - 0.4%
AXIAN Telecom 7.375% 2/16/27 (c)		525,000	488,086
Bharti Airtel International BV 5.35% 5/20/24 (c)		594,000	593,038
CT Trust 5.125% 2/3/32 (c)		720,000	625,270
Digicel Group Ltd. 6.75% (c)(d)		270,000	5,400
Intelsat Jackson Holdings SA 6.5% 3/15/30 (c)		1,160,000	1,105,020
Millicom International Cellular SA 4.5% 4/27/31 (c)		530,000	439,863
MTN (Mauritius) Investments Ltd. 6.5% 10/13/26 (c)		315,000	317,363
VMED O2 UK Financing I PLC 4.75% 7/15/31 (c)		995,000	888,738
VTR Comunicaciones SpA:
4.375% 4/15/29(c)		210,000	99,488
5.125% 1/15/28(c)		620,000	294,694
			4,856,960
TOTAL COMMUNICATION SERVICES			51,684,956

CONSUMER DISCRETIONARY - 4.8%
Automobile Components - 0.3%
Adient Global Holdings Ltd. 7% 4/15/28 (c)		300,000	310,178
Allison Transmission, Inc. 5.875% 6/1/29 (c)		420,000	418,497
Clarios Global LP / Clarios U.S. Finance Co. 6.75% 5/15/28 (c)		600,000	612,129
Dana, Inc. 4.5% 2/15/32		410,000	356,708
Exide Technologies:
11% pay-in-kind(b)(c)(d)(e)		384,000	0
11% pay-in-kind(b)(c)(d)(e)		185,848	0
Hertz Corp.:
4.625% 12/1/26(c)		230,000	206,204
5% 12/1/29(c)		450,000	369,139
5.5%(b)(c)(d)		650,000	19,500
6%(b)(c)(d)		575,000	48,875
6.25%(b)(d)		670,000	20,100
7.125%(b)(c)(d)		620,000	52,700
Macquarie AirFinance Holdings 8.125% 3/30/29 (c)		435,000	454,672
Metalsa SA de CV 3.75% 5/4/31 (c)		455,000	366,393
Nesco Holdings II, Inc. 5.5% 4/15/29 (c)		715,000	661,082
Tenneco, Inc. 8% 11/17/28 (c)		880,000	751,300
			4,647,477
Automobiles - 0.1%
McLaren Finance PLC 7.5% 8/1/26 (c)		390,000	334,449
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 11.4932% 10/15/26 (c)(e)(f)		1,395,000	1,390,822
			1,725,271
Broadline Retail - 0.2%
Alibaba Group Holding Ltd. 2.125% 2/9/31		300,000	248,481
Angi Group LLC 3.875% 8/15/28 (c)		335,000	282,917
JD.com, Inc. 3.375% 1/14/30		850,000	767,244
Prosus NV:
2.031% 8/3/32 (Reg. S)	EUR	210,000	176,863
3.061% 7/13/31(c)		385,000	309,444
3.68% 1/21/30(c)		370,000	321,669
4.027% 8/3/50(c)		595,000	387,866
4.193% 1/19/32(c)		205,000	176,044
			2,670,528
Distributors - 0.0%
Windsor Holdings III, LLC 8.5% 6/15/30 (c)		295,000	308,283

Diversified Consumer Services - 0.3%
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)		420,000	404,000
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)		1,130,000	1,107,400
Service Corp. International 4% 5/15/31		570,000	510,435
Sotheby's 7.375% 10/15/27 (c)		295,000	284,497
Sotheby's/Bidfair Holdings, Inc. 5.875% 6/1/29 (c)		430,000	371,890
TKC Holdings, Inc. 6.875% 5/15/28 (c)		950,000	878,750
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)		475,000	457,139
			4,014,111
Hotels, Restaurants & Leisure - 3.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28(c)		570,000	538,492
4% 10/15/30(c)		2,320,000	2,080,806
4.375% 1/15/28(c)		560,000	534,845
Affinity Gaming LLC 6.875% 12/15/27 (c)		250,000	222,808
Bimbo Bakeries U.S.A., Inc. 6.4% 1/15/34 (c)		400,000	442,748
Bloomin Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (c)		270,000	249,082
Boyd Gaming Corp. 4.75% 6/15/31 (c)		715,000	656,244
Caesars Entertainment, Inc.:
6.25% 7/1/25(c)		2,520,000	2,526,852
7% 2/15/30(c)		905,000	928,020
8.125% 7/1/27(c)		2,143,000	2,196,787
Carnival Corp.:
4% 8/1/28(c)		3,420,000	3,178,976
7% 8/15/29(c)		300,000	313,236
7.625% 3/1/26(c)		1,070,000	1,089,347
9.875% 8/1/27(c)		1,000,000	1,049,852
Carnival Holdings (Bermuda) Ltd. 10.375% 5/1/28 (c)		885,000	963,251
Churchill Downs, Inc.:
5.75% 4/1/30(c)		725,000	706,869
6.75% 5/1/31(c)		600,000	608,961
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29(c)		1,175,000	1,066,160
6.75% 1/15/30(c)		1,600,000	1,404,804
Garden SpinCo Corp. 8.625% 7/20/30 (c)		260,000	277,715
GENM Capital Labuan Ltd. 3.882% 4/19/31 (c)		595,000	506,680
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29(c)		330,000	305,952
4% 5/1/31(c)		500,000	457,963
4.875% 1/15/30		975,000	944,928
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		435,000	428,506
Jacobs Entertainment, Inc. 6.75% 2/15/29 (c)		395,000	371,300
McDonald's Corp. 4.25% 3/7/35 (Reg. S)	EUR	1,824,000	2,162,176
Meituan:
2.125% 10/28/25(c)		510,000	480,344
3.05% 10/28/30(c)		335,000	282,331
Melco Resorts Finance Ltd.:
5.25% 4/26/26(c)		475,000	457,188
5.75% 7/21/28(c)		270,000	247,687
Merlin Entertainments PLC 5.75% 6/15/26 (c)		395,000	390,957
MGM Resorts International:
4.75% 10/15/28		665,000	633,607
6.75% 5/1/25		1,485,000	1,489,644
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)		600,000	580,104
NCL Corp. Ltd. 5.875% 2/15/27 (c)		550,000	545,318
Ontario Gaming GTA LP 8% 8/1/30 (c)		600,000	618,750
Papa John's International, Inc. 3.875% 9/15/29 (c)		255,000	225,563
Premier Entertainment Sub LLC:
5.625% 9/1/29(c)		510,000	408,000
5.875% 9/1/31(c)		110,000	85,800
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27(c)		415,000	410,817
7.25% 1/15/30(c)		300,000	313,314
8.25% 1/15/29(c)		2,295,000	2,438,890
9.25% 1/15/29(c)		1,725,000	1,856,188
11.625% 8/15/27(c)		595,000	647,452
Scientific Games Corp. 7.5% 9/1/31 (c)		295,000	307,702
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (c)		560,000	523,497
Station Casinos LLC 4.625% 12/1/31 (c)		410,000	369,687
Studio City Finance Ltd. 5% 1/15/29 (c)		320,000	267,400
Vail Resorts, Inc. 6.25% 5/15/25 (c)		380,000	378,100
Voc Escrow Ltd. 5% 2/15/28 (c)		990,000	948,241
Yum! Brands, Inc. 4.625% 1/31/32		590,000	551,904
			41,671,845
Household Durables - 0.3%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 4/1/30 (c)		410,000	367,274
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (c)		405,000	356,168
Century Communities, Inc. 3.875% 8/15/29 (c)		420,000	380,174
LGI Homes, Inc. 8.75% 12/15/28 (c)		285,000	303,169
Tempur Sealy International, Inc.:
3.875% 10/15/31(c)		735,000	621,393
4% 4/15/29(c)		790,000	713,521
TopBuild Corp. 3.625% 3/15/29 (c)		305,000	276,364
TRI Pointe Group, Inc./TRI Pointe Holdings, Inc. 5.875% 6/15/24		780,000	780,000
TRI Pointe Homes, Inc. 5.7% 6/15/28		865,000	853,106
			4,651,169
Specialty Retail - 0.5%
Arko Corp. 5.125% 11/15/29 (c)		415,000	359,081
Asbury Automotive Group, Inc.:
4.5% 3/1/28		184,000	174,754
4.625% 11/15/29(c)		450,000	416,520
4.75% 3/1/30		184,000	171,759
5% 2/15/32(c)		485,000	440,770
Bath & Body Works, Inc.:
6.625% 10/1/30(c)		925,000	945,398
6.75% 7/1/36		870,000	875,495
7.5% 6/15/29		500,000	519,531
Carvana Co.:
12% 12/1/28 pay-in-kind(c)(e)		174,000	147,673
13% 6/1/30 pay-in-kind(c)(e)		263,000	221,205
14% 6/1/31 pay-in-kind(c)(e)		311,000	265,645
LBM Acquisition LLC 6.25% 1/15/29 (c)		900,000	803,655
LCM Investments Holdings 8.25% 8/1/31 (c)		355,000	370,515
PetSmart, Inc. / PetSmart Finance Corp.:
4.75% 2/15/28(c)		610,000	575,098
7.75% 2/15/29(c)		445,000	432,904
			6,720,003
Textiles, Apparel & Luxury Goods - 0.1%
Crocs, Inc.:
4.125% 8/15/31(c)		280,000	236,934
4.25% 3/15/29(c)		435,000	389,644
Kontoor Brands, Inc. 4.125% 11/15/29 (c)		240,000	216,539
			843,117
TOTAL CONSUMER DISCRETIONARY			67,251,804

CONSUMER STAPLES - 1.5%
Beverages - 0.1%
Central American Bottling Corp. 5.25% 4/27/29 (c)		465,000	435,491
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)		315,000	274,444
			709,935
Consumer Staples Distribution & Retail - 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29(c)		525,000	476,691
4.625% 1/15/27(c)		1,310,000	1,273,586
4.875% 2/15/30(c)		5,365,000	5,136,058
C&S Group Enterprises LLC 5% 12/15/28 (c)		510,000	410,203
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (c)		420,000	420,000
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (c)		615,000	594,650
Performance Food Group, Inc.:
4.25% 8/1/29(c)		400,000	366,877
5.5% 10/15/27(c)		475,000	468,026
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (c)		665,000	667,494
U.S. Foods, Inc. 7.25% 1/15/32 (c)		290,000	302,387
United Natural Foods, Inc. 6.75% 10/15/28 (c)		465,000	376,436
			10,492,408
Food Products - 0.6%
Adecoagro SA 6% 9/21/27 (c)		570,000	548,956
Camposol SA 6% 2/3/27 (c)		295,000	195,942
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (c)		375,000	350,554
Darling Ingredients, Inc. 6% 6/15/30 (c)		675,000	675,500
Lamb Weston Holdings, Inc.:
4.125% 1/31/30(c)		555,000	511,671
4.375% 1/31/32(c)		275,000	250,875
MARB BondCo PLC 3.95% 1/29/31 (c)		345,000	278,622
Post Holdings, Inc.:
4.5% 9/15/31(c)		1,215,000	1,088,818
4.625% 4/15/30(c)		3,850,000	3,541,395
5.5% 12/15/29(c)		1,085,000	1,045,471
5.75% 3/1/27(c)		143,000	141,877
Simmons Foods, Inc. 4.625% 3/1/29 (c)		430,000	372,027
			9,001,708
Household Products - 0.0%
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (c)		430,000	391,300

Personal Care Products - 0.1%
BellRing Brands, Inc. 7% 3/15/30 (c)		685,000	708,954

TOTAL CONSUMER STAPLES			21,304,305

ENERGY - 6.8%
Energy Equipment & Services - 0.8%
Borr IHC Ltd. / Borr Finance Ltd.:
10% 11/15/28(c)		435,000	454,588
10.375% 11/15/30(c)		145,000	149,577
CGG SA 8.75% 4/1/27 (c)		590,000	537,419
Diamond Foreign Asset Co. / Diamond Finance, LLC 8.5% 10/1/30 (c)		290,000	296,234
Guara Norte SARL 5.198% 6/15/34 (c)		428,395	390,688
Jonah Energy Parent LLC 12% 11/5/25 (b)(g)		347,812	365,655
Nabors Industries Ltd. 7.5% 1/15/28 (c)		510,000	441,022
Nabors Industries, Inc. 9.125% 1/31/30 (c)		575,000	577,335
Noble Finance II LLC 8% 4/15/30 (c)		300,000	312,166
NuStar Logistics LP 6% 6/1/26		640,000	638,874
Oleoducto Central SA 4% 7/14/27 (c)		454,000	419,900
Seadrill Finance Ltd. 8.375% 8/1/30 (c)		595,000	620,781
Southern Gas Corridor CJSC 6.875% 3/24/26 (c)		1,185,000	1,201,664
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		400,000	420,125
The Oil and Gas Holding Co.:
7.5% 10/25/27(c)		665,000	699,913
8.375% 11/7/28(c)		180,000	196,988
Transocean Titan Finance Ltd. 8.375% 2/1/28 (c)		621,000	644,280
Transocean, Inc.:
7.5% 1/15/26(c)		150,000	147,381
8% 2/1/27(c)		445,000	433,875
8.75% 2/15/30(c)		1,401,250	1,463,971
11.5% 1/30/27(c)		580,000	606,100
Valaris Ltd. 8.375% 4/30/30 (c)		295,000	302,239
			11,320,775
Oil, Gas & Consumable Fuels - 6.0%
Altus Midstream LP 5.875% 6/15/30 (c)		425,000	416,947
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29(c)		430,000	413,389
5.75% 1/15/28(c)		955,000	945,482
BP Capital Markets BV 4.323% 5/12/35 (Reg. S)	EUR	2,243,000	2,625,487
Canacol Energy Ltd. 5.75% 11/24/28 (c)		265,000	192,939
Centennial Resource Production LLC 5.875% 7/1/29 (c)		405,000	392,850
Chesapeake Energy Corp.:
5.875% 2/1/29(c)		310,000	303,785
6.75% 4/15/29(c)		440,000	444,093
7%(b)(d)		360,000	0
8%(b)(d)		115,000	0
8%(b)(d)		180,000	0
Citgo Petroleum Corp.:
6.375% 6/15/26(c)		470,000	468,448
7% 6/15/25(c)		1,340,000	1,337,819
8.375% 1/15/29(c)		1,280,000	1,316,262
Civitas Resources, Inc. 8.625% 11/1/30 (c)		580,000	615,219
CNX Midstream Partners LP 4.75% 4/15/30 (c)		295,000	264,905
CNX Resources Corp.:
6% 1/15/29(c)		315,000	301,969
7.375% 1/15/31(c)		295,000	297,048
Comstock Resources, Inc.:
5.875% 1/15/30(c)		1,525,000	1,322,633
6.75% 3/1/29(c)		1,030,000	941,942
CQP Holdco LP / BIP-V Chinook Holdco LLC:
5.5% 6/15/31(c)		1,265,000	1,198,720
7.5% 12/15/33(c)		760,000	787,327
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (c)		245,000	238,875
CVR Energy, Inc.:
5.25% 2/15/25(c)		895,000	893,479
5.75% 2/15/28(c)		2,320,000	2,140,200
8.5% 1/15/29(c)		2,000,000	1,990,000
DT Midstream, Inc.:
4.125% 6/15/29(c)		430,000	395,593
4.375% 6/15/31(c)		430,000	387,875
Ecopetrol SA:
4.625% 11/2/31		335,000	283,389
8.875% 1/13/33		960,000	1,040,700
EG Global Finance PLC 12% 11/30/28 (c)		3,580,000	3,812,807
EIG Pearl Holdings SARL 3.545% 8/31/36 (c)		1,345,000	1,168,889
Empresa Nacional de Petroleo 6.15% 5/10/33 (c)		305,000	305,186
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (c)		880,000	880,831
Energean Israel Finance Ltd.:
4.875% 3/30/26 (Reg. S)(c)		570,000	524,400
8.5% 9/30/33 (Reg. S)(c)		200,000	190,750
Energean PLC 6.5% 4/30/27 (c)		550,000	496,719
Energy Transfer LP:
5.5% 6/1/27		860,000	867,683
5.625% 5/1/27(c)		2,960,000	2,949,892
5.75% 4/1/25		250,000	250,100
6% 2/1/29(c)		2,415,000	2,436,696
EnLink Midstream LLC 6.5% 9/1/30 (c)		895,000	913,769
FEL Energy VI SARL 5.75% 12/1/40 (c)		257,831	232,360
Galaxy Pipeline Assets BidCo Ltd.:
2.16% 3/31/34(c)		331,282	287,180
2.625% 3/31/36(c)		1,210,000	996,738
GeoPark Ltd. 5.5% 1/17/27 (c)		505,000	444,849
Hess Midstream Partners LP:
4.25% 2/15/30(c)		460,000	423,200
5.125% 6/15/28(c)		595,000	574,054
5.5% 10/15/30(c)		275,000	266,161
5.625% 2/15/26(c)		795,000	789,181
HF Sinclair Corp.:
5% 2/1/28(c)		400,000	387,922
6.375% 4/15/27(c)		280,000	282,196
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (c)		590,000	587,727
Howard Midstream Energy Partners LLC 8.875% 7/15/28 (c)		740,000	776,677
KazMunaiGaz National Co.:
3.5% 4/14/33(c)		335,000	278,155
5.375% 4/24/30(c)		165,000	163,247
5.75% 4/19/47(c)		170,000	148,909
Kosmos Energy Ltd. 7.125% 4/4/26 (c)		1,565,000	1,489,684
Leviathan Bond Ltd.:
6.125% 6/30/25 (Reg. S)(c)		605,000	585,338
6.5% 6/30/27 (Reg. S)(c)		90,000	84,453
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (c)		1,001,059	775,821
Medco Laurel Tree PTE Ltd. 6.95% 11/12/28 (c)		640,000	606,310
Medco Maple Tree Pte. Ltd. 8.96% 4/27/29 (c)		550,000	560,313
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (c)		210,000	208,753
MEG Energy Corp. 7.125% 2/1/27 (c)		595,000	604,659
Mesquite Energy, Inc. 7.25% (b)(c)(d)		1,063,000	0
Murphy Oil U.S.A., Inc.:
4.75% 9/15/29		370,000	350,575
5.625% 5/1/27		305,000	302,343
NAK Naftogaz Ukraine:
7.625% 11/8/28(c)		230,000	105,800
7.65% (Reg. S)(d)		622,250	426,241
New Fortress Energy, Inc.:
6.5% 9/30/26(c)		1,185,000	1,138,077
6.75% 9/15/25(c)		1,365,000	1,354,109
NGPL PipeCo LLC 4.875% 8/15/27 (c)		150,000	147,192
Northern Oil & Gas, Inc.:
8.125% 3/1/28(c)		290,000	293,625
8.75% 6/15/31(c)		590,000	614,543
Nostrum Oil & Gas Finance BV:
5% 6/30/26(c)		588,000	264,923
14% 6/30/26 pay-in-kind(c)(e)		188,181	39,518
Occidental Petroleum Corp. 7.2% 3/15/29		240,000	254,978
Parkland Corp.:
4.5% 10/1/29(c)		440,000	403,247
4.625% 5/1/30(c)		550,000	506,000
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28		1,445,000	1,406,743
7.875% 9/15/30(c)		870,000	886,008
Petroleos de Venezuela SA:
5.375%(d)		480,000	51,120
6%(c)(d)		930,000	104,625
6%(c)(d)		585,000	64,337
12.75%(c)(d)		110,000	14,300
Petroleos Mexicanos:
5.95% 1/28/31		305,000	242,018
6.5% 6/2/41		170,000	115,175
6.625% 6/15/35		1,965,000	1,494,628
6.7% 2/16/32		821,000	679,378
6.75% 9/21/47		798,000	522,092
6.875% 8/4/26		555,000	536,352
6.95% 1/28/60		780,000	512,850
7.69% 1/23/50		4,073,000	2,896,921
Petronas Capital Ltd.:
3.404% 4/28/61(c)		500,000	355,400
3.5% 4/21/30(c)		230,000	215,078
Petrorio Luxembourg SARL 6.125% 6/9/26 (c)		230,000	225,262
PT Adaro Indonesia 4.25% 10/31/24 (c)		930,000	904,425
PT Pertamina Persero 4.175% 1/21/50 (c)		240,000	197,625
Qatar Petroleum:
1.375% 9/12/26(c)		900,000	824,976
2.25% 7/12/31(c)		1,255,000	1,066,687
3.125% 7/12/41(c)		1,235,000	947,986
3.3% 7/12/51(c)		930,000	677,598
SA Global Sukuk Ltd. 1.602% 6/17/26 (c)		775,000	717,844
Saudi Arabian Oil Co.:
2.25% 11/24/30(c)		1,010,000	863,866
3.25% 11/24/50(c)		800,000	563,920
3.5% 4/16/29(c)		1,400,000	1,322,563
3.5% 11/24/70(c)		460,000	315,244
4.25% 4/16/39(c)		1,705,000	1,509,991
4.375% 4/16/49(c)		215,000	183,288
Sibur Securities DAC 2.95% (c)(d)		225,000	127,688
Sinopec Group Overseas Development Ltd. 2.7% 5/13/30 (c)		220,000	199,883
Sitio Royalties OP / Sitio Finance Corp. 7.875% 11/1/28 (c)		720,000	746,078
SM Energy Co.:
5.625% 6/1/25		330,000	326,111
6.625% 1/15/27		1,125,000	1,118,635
6.75% 9/15/26		250,000	249,349
Southwestern Energy Co.:
5.375% 3/15/30		560,000	546,813
5.7% 1/23/25(h)		14,000	13,944
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		605,000	561,997
4.5% 4/30/30		555,000	513,826
7% 9/15/28(c)		290,000	299,214
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28(c)		30,000	28,350
6% 3/1/27(c)		300,000	293,364
6% 9/1/31(c)		540,000	499,462
7.5% 10/1/25(c)		495,000	497,475
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31		625,000	607,131
Teine Energy Ltd. 6.875% 4/15/29 (c)		445,000	417,805
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (c)		650,000	533,000
Tullow Oil PLC:
7% 3/1/25(c)		180,000	166,388
10.25% 5/15/26(c)		857,000	761,123
Unit Corp. 0% 12/1/29 (b)		120,000	0
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29(c)		355,000	322,091
4.125% 8/15/31(c)		355,000	312,757
6.25% 1/15/30(c)		1,195,000	1,188,534
			85,259,473
TOTAL ENERGY			96,580,248

FINANCIALS - 5.2%
Banks - 1.0%
Access Bank PLC 6.125% 9/21/26 (c)		600,000	537,938
AIB Group PLC 2.875% 5/30/31 (Reg. S) (e)	EUR	619,000	654,878
Banco de Sabadell SA 2.625% 3/24/26 (Reg. S) (e)	EUR	200,000	216,360
Banco Santander SA 5.75% 8/23/33 (Reg. S) (e)	EUR	2,100,000	2,429,323
Bank of Ireland Group PLC 6.75% 3/1/33 (Reg. S) (e)	EUR	400,000	476,621
BankMuscat SAOG 4.75% 3/17/26 (Reg. S)		225,000	219,690
Barclays PLC 5.262% 1/29/34 (Reg. S) (e)	EUR	1,872,000	2,210,743
CaixaBank SA 6.25% 2/23/33 (Reg. S) (e)	EUR	1,000,000	1,164,356
Commerzbank AG:
6.5% 12/6/32 (Reg. S)(e)	EUR	300,000	348,499
6.75% 10/5/33 (Reg. S)(e)	EUR	1,300,000	1,527,271
HSBC Holdings PLC Eur Swap Annual 5Y Index + 3.300% 6.364% 11/16/32 (Reg. S) (e)(f)	EUR	1,125,000	1,335,164
Intesa Sanpaolo SpA 6.184% 2/20/34 (Reg. S) (e)	EUR	1,061,000	1,236,272
Magyar Export-Import Bank 6.125% 12/4/27 (c)		200,000	203,470
National Bank of Uzbekistan 4.85% 10/21/25 (Reg. S)		225,000	208,406
NatWest Group PLC 5.763% 2/28/34 (Reg. S) (e)	EUR	1,886,000	2,190,179
			14,959,170
Capital Markets - 0.8%
AssuredPartners, Inc.:
5.625% 1/15/29(c)		475,000	443,435
7% 8/15/25(c)		250,000	250,462
Broadstreet Partners, Inc. 5.875% 4/15/29 (c)		725,000	676,751
Coinbase Global, Inc.:
3.375% 10/1/28(c)		1,445,000	1,219,253
3.625% 10/1/31(c)		865,000	668,335
Deutsche Bank AG 4% 6/24/32 (Reg. S) (e)	EUR	4,000,000	4,241,376
Hightower Holding LLC 6.75% 4/15/29 (c)		285,000	256,865
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (c)		395,000	368,347
MSCI, Inc.:
3.25% 8/15/33(c)		420,000	351,031
4% 11/15/29(c)		340,000	319,558
UBS Group AG 4.75% 3/17/32 (Reg. S) (e)	EUR	1,601,000	1,860,673
VistaJet Malta Finance PLC / XO Management Holding, Inc. 9.5% 6/1/28 (c)		450,000	380,843
			11,036,929
Consumer Finance - 1.1%
Ally Financial, Inc.:
8% 11/1/31		823,000	897,573
8% 11/1/31		5,045,000	5,526,798
Ford Motor Credit Co. LLC:
3.375% 11/13/25		1,155,000	1,105,233
6.95% 6/10/26		595,000	610,365
7.35% 11/4/27		1,195,000	1,260,186
OneMain Finance Corp.:
4% 9/15/30		330,000	282,399
5.375% 11/15/29		500,000	468,199
6.625% 1/15/28		385,000	388,673
6.875% 3/15/25		700,000	708,596
7.125% 3/15/26		3,310,000	3,372,192
7.875% 3/15/30		285,000	293,371
Shriram Transport Finance Co. Ltd. 4.15% 7/18/25 (c)		500,000	480,000
			15,393,585
Financial Services - 0.7%
Block, Inc. 3.5% 6/1/31		570,000	506,132
Compass Group Diversified Holdings LLC 5% 1/15/32 (c)		275,000	247,703
CRH SMW Finance DAC 4.25% 7/11/35 (Reg. S)	EUR	1,791,000	2,078,339
GACI First Investment 5.25% 10/13/32 (Reg. S)		315,000	325,730
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		630,000	526,088
5.25% 5/15/27		1,730,000	1,561,325
6.25% 5/15/26		1,305,000	1,244,967
6.375% 12/15/25		790,000	775,584
James Hardie International Finance Ltd. 5% 1/15/28 (c)		455,000	440,137
Liberty Costa Rica SR SF 10.875% 1/15/31 (c)		425,000	435,825
MDGH GMTN RSC Ltd.:
2.875% 11/7/29(c)		530,000	482,162
4.375% 11/22/33(c)		305,000	296,722
5.084% 5/22/53(c)		345,000	337,772
5.5% 4/28/33(c)		300,000	317,466
MGIC Investment Corp. 5.25% 8/15/28		465,000	452,639
NCR Atleos Corp. 9.5% 4/1/29 (c)		435,000	462,186
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (c)		230,000	168,880
			10,659,657
Insurance - 1.6%
Acrisure LLC / Acrisure Finance, Inc.:
6% 8/1/29(c)		425,000	386,175
7% 11/15/25(c)		2,205,000	2,199,748
10.125% 8/1/26(c)		690,000	720,992
Alliant Holdings Intermediate LLC:
4.25% 10/15/27(c)		665,000	639,098
5.875% 11/1/29(c)		415,000	393,209
6.75% 10/15/27(c)		1,985,000	1,977,983
6.75% 4/15/28(c)		1,760,000	1,800,533
7% 1/15/31(c)		490,000	516,884
AmWINS Group, Inc. 4.875% 6/30/29 (c)		415,000	378,992
ASR Nederland NV 7% 12/7/43 (Reg. S) (e)	EUR	2,916,000	3,625,062
GTCR AP Finance, Inc. 8% 5/15/27 (c)		290,000	292,915
HUB International Ltd.:
5.625% 12/1/29(c)		1,705,000	1,626,521
7% 5/1/26(c)		595,000	597,300
7.25% 6/15/30(c)		1,490,000	1,573,783
MAPFRE SA 2.875% 4/13/30 (Reg. S)	EUR	700,000	705,225
National Financial Partners Corp.:
4.875% 8/15/28(c)		580,000	573,994
6.875% 8/15/28(c)		1,175,000	1,194,506
8.5% 10/1/31(c)		380,000	411,882
NN Group NV 6% 11/3/43 (Reg. S) (e)	EUR	1,221,000	1,437,015
Sagicor Financial Co. Ltd. 5.3% 5/13/28 (c)		480,000	460,800
Sampo Oyj 2.5% 9/3/52 (Reg. S) (e)	EUR	222,000	206,070
USI, Inc. 7.5% 1/15/32 (c)		380,000	388,075
			22,106,762
TOTAL FINANCIALS			74,156,103

HEALTH CARE - 1.9%
Biotechnology - 0.0%
Grifols SA 4.75% 10/15/28 (c)		280,000	253,924

Health Care Equipment & Supplies - 0.1%
Avantor Funding, Inc. 3.875% 11/1/29 (c)		275,000	249,732
Bausch & Lomb Escrow Corp. 8.375% 10/1/28 (c)		580,000	611,865
Hologic, Inc. 4.625% 2/1/28 (c)		215,000	206,381
			1,067,978
Health Care Providers & Services - 1.2%
180 Medical, Inc. 3.875% 10/15/29 (c)		300,000	270,225
Auna SA 10% 12/15/29 (c)		286,000	274,560
Cano Health, Inc. 6.25% 10/1/28 (c)		185,000	12,964
Community Health Systems, Inc.:
4.75% 2/15/31(c)		1,150,000	904,055
5.25% 5/15/30(c)		825,000	689,986
6% 1/15/29(c)		485,000	436,563
6.125% 4/1/30(c)		1,035,000	670,100
8% 3/15/26(c)		857,000	854,127
10.875% 1/15/32(c)		915,000	956,294
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31(c)		210,000	172,484
4.625% 6/1/30(c)		1,590,000	1,387,108
HealthEquity, Inc. 4.5% 10/1/29 (c)		295,000	273,910
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (c)		325,000	265,636
Modivcare, Inc. 5.875% 11/15/25 (c)		485,000	478,938
Molina Healthcare, Inc.:
3.875% 11/15/30(c)		640,000	575,297
3.875% 5/15/32(c)		550,000	480,570
4.375% 6/15/28(c)		465,000	439,787
RP Escrow Issuer LLC 5.25% 12/15/25 (c)		615,000	492,057
Tenet Healthcare Corp.:
4.875% 1/1/26		1,625,000	1,606,690
5.125% 11/1/27		975,000	953,112
6.125% 6/15/30		1,430,000	1,445,547
6.25% 2/1/27		1,850,000	1,859,067
6.75% 5/15/31(c)		2,040,000	2,084,982
			17,584,059
Health Care Technology - 0.0%
IQVIA, Inc. 5% 5/15/27 (c)		640,000	628,125

Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.:
3.75% 3/15/29(c)		525,000	480,754
4% 3/15/31(c)		605,000	546,547
4.25% 5/1/28(c)		185,000	176,095
			1,203,396
Pharmaceuticals - 0.5%
Bausch Health Companies, Inc.:
5.75% 8/15/27(c)		870,000	561,150
6.125% 2/1/27(c)		720,000	486,000
11% 9/30/28(c)		140,000	101,777
Bayer AG:
5.375% 3/25/82 (Reg. S)(e)	EUR	500,000	523,887
7% 9/25/83 (Reg. S)(e)	EUR	1,100,000	1,252,050
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28(c)		1,015,000	934,269
5.125% 4/30/31(c)		885,000	756,538
Teva Pharmaceutical Finance Netherlands III BV:
4.75% 5/9/27		555,000	531,410
5.125% 5/9/29		275,000	262,638
7.875% 9/15/29		850,000	915,428
			6,325,147
TOTAL HEALTH CARE			27,062,629

INDUSTRIALS - 5.3%
Aerospace & Defense - 1.7%
Bombardier, Inc.:
6% 2/15/28(c)		280,000	272,797
7.125% 6/15/26(c)		443,000	440,990
7.875% 4/15/27(c)		1,158,000	1,158,256
8.75% 11/15/30(c)		430,000	457,822
BWX Technologies, Inc. 4.125% 6/30/28 (c)		630,000	584,193
Embraer Netherlands Finance BV:
5.4% 2/1/27		325,000	321,042
6.95% 1/17/28(c)		390,000	400,507
7% 7/28/30(c)		320,000	334,365
Moog, Inc. 4.25% 12/15/27 (c)		185,000	174,687
Rolls-Royce PLC 5.75% 10/15/27 (c)		650,000	651,143
TransDigm, Inc.:
4.625% 1/15/29		930,000	873,154
5.5% 11/15/27		7,825,000	7,668,500
6.25% 3/15/26(c)		2,125,000	2,121,329
6.75% 8/15/28(c)		3,560,000	3,649,000
6.875% 12/15/30(c)		2,350,000	2,420,500
7.125% 12/1/31(c)		575,000	602,551
7.5% 3/15/27		960,000	964,859
Triumph Group, Inc. 9% 3/15/28 (c)		450,000	478,505
			23,574,200
Air Freight & Logistics - 0.1%
Aeropuerto Internacional de Tocumen SA 5.125% 8/11/61 (c)		205,000	153,764
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (c)		365,000	333,063
Rand Parent LLC 8.5% 2/15/30 (c)		745,000	712,463
			1,199,290
Building Products - 0.1%
Advanced Drain Systems, Inc.:
5% 9/30/27(c)		125,000	120,625
6.375% 6/15/30(c)		280,000	282,098
Carrier Global Corp. 4.5% 11/29/32 (Reg. S)	EUR	587,000	693,046
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (c)		185,000	163,725
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29		475,000	437,000
			1,696,494
Commercial Services & Supplies - 1.0%
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28(c)		502,000	456,364
4.625% 6/1/28(c)		348,000	318,025
Brand Energy & Infrastructure Services, Inc. 10.375% 8/1/30 (c)		2,225,000	2,353,004
Clean Harbors, Inc. 6.375% 2/1/31 (c)		250,000	254,014
CoreCivic, Inc. 8.25% 4/15/26		1,495,000	1,520,942
Covanta Holding Corp.:
4.875% 12/1/29(c)		995,000	869,322
5% 9/1/30		800,000	680,928
GFL Environmental, Inc.:
4% 8/1/28(c)		420,000	388,245
4.75% 6/15/29(c)		575,000	541,627
6.75% 1/15/31(c)		425,000	437,869
Madison IAQ LLC:
4.125% 6/30/28(c)		535,000	486,390
5.875% 6/30/29(c)		425,000	374,461
Neptune BidCo U.S., Inc. 9.29% 4/15/29 (c)		2,380,000	2,213,400
OpenLane, Inc. 5.125% 6/1/25 (c)		525,000	515,813
PowerTeam Services LLC 9.033% 12/4/25 (c)		370,000	350,024
The Brink's Co. 4.625% 10/15/27 (c)		620,000	591,050
The GEO Group, Inc.:
9.5% 12/31/28(c)		521,000	502,765
10.5% 6/30/28		1,563,000	1,586,445
Williams Scotsman, Inc. 7.375% 10/1/31 (c)		290,000	304,140
			14,744,828
Construction & Engineering - 0.6%
AECOM 5.125% 3/15/27		625,000	620,499
Arcosa, Inc. 4.375% 4/15/29 (c)		415,000	386,523
Bouygues SA 5.375% 6/30/42 (Reg. S)	EUR	1,800,000	2,361,017
Greensaif Pipelines Bidco SARL:
6.129% 2/23/38(c)		1,015,000	1,059,089
6.51% 2/23/42(c)		305,000	320,917
Pike Corp.:
5.5% 9/1/28(c)		1,850,000	1,762,495
8.625% 1/31/31(c)		715,000	751,351
SRS Distribution, Inc.:
4.625% 7/1/28(c)		550,000	521,783
6.125% 7/1/29(c)		230,000	218,047
			8,001,721
Electrical Equipment - 0.0%
Sensata Technologies BV 4% 4/15/29 (c)		590,000	548,350

Ground Transportation - 0.7%
JSC Georgian Railway 4% 6/17/28 (c)		191,000	174,944
Uber Technologies, Inc.:
4.5% 8/15/29(c)		1,260,000	1,201,998
6.25% 1/15/28(c)		545,000	546,367
7.5% 9/15/27(c)		2,950,000	3,055,109
8% 11/1/26(c)		4,260,000	4,339,027
XPO, Inc.:
6.25% 6/1/28(c)		300,000	303,603
7.125% 2/1/32(c)		430,000	443,795
			10,064,843
Industrial Conglomerates - 0.1%
Honeywell International, Inc. 4.125% 11/2/34	EUR	442,000	518,003
Turkiye Sise ve Cam Fabrikalari A/S 6.95% 3/14/26 (c)		445,000	446,113
			964,116
Machinery - 0.1%
ATS Corp. 4.125% 12/15/28 (c)		460,000	423,074
Chart Industries, Inc. 7.5% 1/1/30 (c)		790,000	825,745
			1,248,819
Marine Transportation - 0.1%
MISC Capital Two (Labuan) Ltd.:
3.625% 4/6/25(c)		360,000	351,907
3.75% 4/6/27(c)		570,000	548,209
Seaspan Corp. 5.5% 8/1/29 (c)		425,000	355,546
			1,255,662
Passenger Airlines - 0.5%
Air Canada 3.875% 8/15/26 (c)		425,000	406,041
Allegiant Travel Co. 7.25% 8/15/27 (c)		445,000	435,406
American Airlines, Inc.:
7.25% 2/15/28(c)		990,000	1,001,316
8.5% 5/15/29(c)		945,000	997,919
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.75% 4/20/29 (c)		1,485,000	1,447,522
Azul Secured Finance LLP:
11.5% 5/28/29(c)		623,771	530,692
11.93% 8/28/28(c)		300,000	309,750
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.:
8% 9/20/25(c)		462,000	332,256
8% 9/20/25(c)		150,000	106,788
United Airlines, Inc.:
4.375% 4/15/26(c)		1,450,000	1,412,888
4.625% 4/15/29(c)		870,000	813,655
			7,794,233
Professional Services - 0.1%
ASGN, Inc. 4.625% 5/15/28 (c)		510,000	484,501
Booz Allen Hamilton, Inc.:
3.875% 9/1/28(c)		620,000	584,038
4% 7/1/29(c)		280,000	262,401
TriNet Group, Inc. 3.5% 3/1/29 (c)		455,000	407,041
			1,737,981
Trading Companies & Distributors - 0.1%
Fortress Transportation & Infrastructure Investors LLC 7.875% 12/1/30 (c)		430,000	447,965
Foundation Building Materials, Inc. 6% 3/1/29 (c)		310,000	278,730
H&E Equipment Services, Inc. 3.875% 12/15/28 (c)		995,000	904,769
			1,631,464
Transportation Infrastructure - 0.1%
DP World Crescent Ltd. 3.7495% 1/30/30 (c)		425,000	398,948
DP World Ltd. 5.625% 9/25/48 (c)		400,000	382,716
			781,664
TOTAL INDUSTRIALS			75,243,665

INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 0.0%
HTA Group Ltd. 7% 12/18/25 (c)		340,000	333,948
IHS Netherlands Holdco BV 8% 9/18/27 (c)		390,000	345,759
			679,707
Electronic Equipment, Instruments & Components - 0.0%
Coherent Corp. 5% 12/15/29 (c)		435,000	413,143
TTM Technologies, Inc. 4% 3/1/29 (c)		455,000	413,336
			826,479
IT Services - 0.3%
Acuris Finance U.S. 5% 5/1/28 (c)		430,000	350,450
CA Magnum Holdings 5.375% 10/31/26 (c)		955,000	888,150
Camelot Finance SA 4.5% 11/1/26 (c)		570,000	556,901
Gartner, Inc.:
3.625% 6/15/29(c)		405,000	365,546
3.75% 10/1/30(c)		685,000	605,520
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29(c)		610,000	552,475
5.25% 12/1/27(c)		500,000	489,954
Unisys Corp. 6.875% 11/1/27 (c)		365,000	328,584
			4,137,580
Semiconductors & Semiconductor Equipment - 0.1%
ON Semiconductor Corp. 3.875% 9/1/28 (c)		690,000	639,993
Synaptics, Inc. 4% 6/15/29 (c)		350,000	313,945
			953,938
Software - 0.9%
Clarivate Science Holdings Corp.:
3.875% 7/1/28(c)		500,000	471,447
4.875% 7/1/29(c)		475,000	445,709
Cloud Software Group, Inc.:
6.5% 3/31/29(c)		4,570,000	4,352,654
9% 9/30/29(c)		445,000	422,952
Elastic NV 4.125% 7/15/29 (c)		1,165,000	1,069,758
Fair Isaac Corp. 4% 6/15/28 (c)		580,000	548,889
Gen Digital, Inc. 5% 4/15/25 (c)		530,000	524,700
ION Trading Technologies Ltd. 5.75% 5/15/28 (c)		575,000	507,225
MicroStrategy, Inc. 6.125% 6/15/28 (c)		995,000	965,289
NCR Voyix Corp.:
5% 10/1/28(c)		335,000	316,665
5.25% 10/1/30(c)		335,000	307,656
Open Text Corp. 6.9% 12/1/27 (c)		530,000	551,015
Open Text Holdings, Inc.:
4.125% 2/15/30(c)		300,000	271,522
4.125% 12/1/31(c)		245,000	216,547
PTC, Inc.:
3.625% 2/15/25(c)		350,000	342,159
4% 2/15/28(c)		345,000	326,953
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (c)		945,000	780,164
			12,421,304
Technology Hardware, Storage & Peripherals - 0.2%
Lenovo Group Ltd.:
3.421% 11/2/30(c)		485,000	427,411
5.875% 4/24/25 (Reg. S)		200,000	201,056
Seagate HDD Cayman:
8.25% 12/15/29(c)		985,000	1,062,349
8.5% 7/15/31(c)		640,000	694,730
			2,385,546
TOTAL INFORMATION TECHNOLOGY			21,404,554

MATERIALS - 3.6%
Chemicals - 1.4%
Air Products & Chemicals, Inc. 4% 3/3/35	EUR	954,000	1,111,160
BASF AG 4.25% 3/8/32 (Reg. S)	EUR	1,700,000	1,997,684
Braskem Idesa SAPI:
6.99% 2/20/32(c)		205,000	115,850
7.45% 11/15/29(c)		600,000	368,820
Braskem Netherlands BV:
5.875% 1/31/50(c)		155,000	107,396
7.25% 2/13/33(c)		130,000	108,225
8.5% 1/12/31(c)		440,000	410,300
ENN Clean Energy International Investment Ltd. 3.375% 5/12/26 (c)		620,000	579,557
Ingevity Corp. 3.875% 11/1/28 (c)		665,000	595,529
LSB Industries, Inc. 6.25% 10/15/28 (c)		960,000	910,468
Meglobal BV:
2.625% 4/28/28(c)		275,000	246,984
4.25% 11/3/26(c)		235,000	226,775
MEGlobal Canada, Inc. 5% 5/18/25 (c)		445,000	439,660
NOVA Chemicals Corp. 8.5% 11/15/28 (c)		385,000	403,734
OCP SA:
3.75% 6/23/31(c)		525,000	450,844
5.625% 4/25/24(c)		670,000	668,620
6.875% 4/25/44(c)		210,000	199,106
Olympus Water U.S. Holding Corp.:
4.25% 10/1/28(c)		720,000	647,852
7.125% 10/1/27(c)		355,000	355,398
9.75% 11/15/28(c)		1,485,000	1,576,169
Orbia Advance Corp. S.A.B. de CV:
1.875% 5/11/26(c)		630,000	577,828
2.875% 5/11/31(c)		340,000	279,650
Sasol Financing U.S.A. LLC:
4.375% 9/18/26		795,000	739,350
5.5% 3/18/31		200,000	168,363
5.875% 3/27/24		320,000	317,504
8.75% 5/3/29(c)		200,000	203,925
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (c)		375,000	350,744
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (c)		640,000	614,356
The Chemours Co. LLC:
4.625% 11/15/29(c)		180,000	158,032
5.375% 5/15/27		1,700,000	1,661,160
5.75% 11/15/28(c)		1,055,000	1,004,893
The Scotts Miracle-Gro Co. 4% 4/1/31		595,000	504,801
W.R. Grace Holding LLC:
5.625% 8/15/29(c)		1,300,000	1,143,944
7.375% 3/1/31(c)		300,000	300,092
			19,544,773
Construction Materials - 0.2%
Smyrna Ready Mix LLC 8.875% 11/15/31 (c)		1,150,000	1,208,852
Summit Materials LLC/Summit Materials Finance Corp.:
5.25% 1/15/29(c)		645,000	624,038
7.25% 1/15/31(c)		435,000	458,361
			2,291,251
Containers & Packaging - 0.6%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28(c)		300,000	262,447
4% 9/1/29(c)		605,000	512,118
6% 6/15/27(c)		280,000	278,945
BWAY Holding Co. 7.875% 8/15/26 (c)		605,000	615,697
Cascades, Inc.:
5.125% 1/15/26(c)		300,000	291,750
5.375% 1/15/28(c)		300,000	290,250
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29(c)		915,000	899,966
8.75% 4/15/30(c)		2,175,000	2,027,898
Crown Cork & Seal, Inc.:
7.375% 12/15/26		1,210,000	1,270,500
7.5% 12/15/96		160,000	190,000
Graham Packaging Co., Inc. 7.125% 8/15/28 (c)		365,000	328,500
Graphic Packaging International, Inc. 3.75% 2/1/30 (c)		355,000	319,500
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (c)		255,000	237,550
Sealed Air Corp./Sealed Air Corp. U.S. 6.125% 2/1/28 (c)		300,000	302,584
Trident Holdings, Inc. 12.75% 12/31/28 (c)		295,000	315,650
			8,143,355
Metals & Mining - 1.4%
Alcoa Nederland Holding BV:
4.125% 3/31/29(c)		775,000	718,668
6.125% 5/15/28(c)		200,000	201,151
Algoma Steel SCA 0% 12/31/24 (b)		102,200	0
Antofagasta PLC:
2.375% 10/14/30(c)		685,000	559,773
5.625% 5/13/32(c)		260,000	258,213
Arsenal AIC Parent LLC 8% 10/1/30 (c)		350,000	365,176
ATI, Inc.:
4.875% 10/1/29		280,000	260,949
5.125% 10/1/31		245,000	227,240
7.25% 8/15/30		295,000	306,916
Celtic Resources Holdings DAC 4.125% (b)(c)(d)		445,000	63,795
Cleveland-Cliffs, Inc.:
4.625% 3/1/29(c)		465,000	429,738
4.875% 3/1/31(c)		465,000	420,158
6.75% 4/15/30(c)		965,000	978,587
Compania de Minas Buenaventura SAA 5.5% 7/23/26 (c)		245,000	233,723
Compass Minerals International, Inc. 6.75% 12/1/27 (c)		1,305,000	1,291,950
Corporacion Nacional del Cobre de Chile (Codelco):
3% 9/30/29(c)		105,000	93,384
3.15% 1/14/30(c)		280,000	249,375
3.7% 1/30/50(c)		870,000	625,584
5.125% 2/2/33(c)		290,000	279,937
5.95% 1/8/34(c)		205,000	207,358
CSN Islands XI Corp. 6.75% 1/28/28 (c)		485,000	469,849
CSN Resources SA:
5.875% 4/8/32(c)		420,000	362,380
8.875% 12/5/30(c)		200,000	207,580
Eldorado Gold Corp. 6.25% 9/1/29 (c)		420,000	396,182
Endeavour Mining PLC 5% 10/14/26 (c)		580,000	533,419
ERO Copper Corp. 6.5% 2/15/30 (c)		415,000	366,138
First Quantum Minerals Ltd.:
6.875% 3/1/26(c)		1,265,000	1,132,415
7.5% 4/1/25(c)		200,000	191,386
FMG Resources Pty Ltd.:
4.375% 4/1/31(c)		445,000	407,397
4.5% 9/15/27(c)		485,000	466,049
Fresnillo PLC 4.25% 10/2/50 (c)		360,000	273,375
Gcm Mining Corp. 6.875% 8/9/26 (c)		715,000	620,263
HudBay Minerals, Inc. 4.5% 4/1/26 (c)		360,000	348,220
Kaiser Aluminum Corp. 4.625% 3/1/28 (c)		595,000	550,274
Metinvest BV 8.5% 4/23/26 (Reg. S)		200,000	139,000
Mineral Resources Ltd.:
8% 11/1/27(c)		280,000	287,080
8.125% 5/1/27(c)		960,000	975,255
8.5% 5/1/30(c)		210,000	218,888
9.25% 10/1/28(c)		515,000	547,842
Murray Energy Corp.:
11.25%(b)(c)(d)		490,000	0
12% pay-in-kind(b)(c)(d)(e)		548,100	0
Nexa Resources SA 6.5% 1/18/28 (c)		525,000	525,105
POSCO:
5.75% 1/17/28(c)		420,000	431,386
5.875% 1/17/33(c)		200,000	209,758
PT Freeport Indonesia:
4.763% 4/14/27(c)		225,000	221,650
5.315% 4/14/32(c)		450,000	440,156
6.2% 4/14/52(c)		265,000	262,598
PT Indonesia Asahan Aluminium 5.45% 5/15/30 (c)		610,000	612,859
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (c)		200,000	185,086
Samarco Mineracao SA 9.0494% 6/30/31 pay-in-kind (c)(e)		120,000	100,170
Stillwater Mining Co. 4% 11/16/26 (c)		410,000	362,850
TMK Capital SA 4.3% (Reg. S) (b)(d)		400,000	240,000
Volcan Compania Minera SAA 4.375% 2/11/26 (c)		455,000	275,275
			20,131,560
Paper & Forest Products - 0.0%
LABL, Inc. 5.875% 11/1/28 (c)		665,000	602,507

TOTAL MATERIALS			50,713,446

REAL ESTATE - 1.3%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Iron Mountain Information Management Services, Inc. 5% 7/15/32 (c)		415,000	380,131
Iron Mountain, Inc.:
4.875% 9/15/29(c)		1,300,000	1,231,209
5% 7/15/28(c)		630,000	605,297
5.25% 7/15/30(c)		585,000	556,866
5.625% 7/15/32(c)		585,000	553,802
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31		665,000	415,540
4.625% 8/1/29		970,000	697,489
5% 10/15/27		2,850,000	2,327,932
Prologis International Funding II SA:
3.125% 6/1/31 (Reg. S)	EUR	2,300,000	2,448,084
4.625% 2/21/35 (Reg. S)	EUR	957,000	1,100,375
SBA Communications Corp. 3.875% 2/15/27		890,000	854,679
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28(c)		940,000	810,182
6.5% 2/15/29(c)		655,000	472,684
10.5% 2/15/28(c)		635,000	643,766
Uniti Group, Inc. 6% 1/15/30 (c)		335,000	234,135
VICI Properties LP / VICI Note Co.:
3.875% 2/15/29(c)		665,000	610,890
4.25% 12/1/26(c)		1,140,000	1,097,090
4.625% 12/1/29(c)		650,000	612,462
			15,652,613
Real Estate Management & Development - 0.2%
Greystar Real Estate Partners 7.75% 9/1/30 (c)		260,000	272,350
SELP Finance SARL:
0.875% 5/27/29 (Reg. S)	EUR	588,000	550,900
3.75% 8/10/27 (Reg. S)	EUR	1,069,000	1,180,269
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30(c)		635,000	614,286
5.875% 6/15/27(c)		495,000	497,475
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (c)		300,000	279,509
			3,394,789
TOTAL REAL ESTATE			19,047,402

UTILITIES - 2.3%
Electric Utilities - 1.5%
Chile Electricity LUX MPC SARL 6.01% 1/20/33 (c)		200,000	205,625
Clearway Energy Operating LLC:
3.75% 1/15/32(c)		280,000	243,243
4.75% 3/15/28(c)		365,000	351,646
Comision Federal de Electricidad:
3.348% 2/9/31(c)		130,000	107,575
4.688% 5/15/29(c)		565,000	531,277
Electricite de France SA 4.625% 1/25/43 (Reg. S)	EUR	1,200,000	1,392,592
EnBW International Finance BV 4.3% 5/23/34 (Reg. S)	EUR	1,719,000	2,005,896
Energias de Portugal SA:
1.875% 3/14/82 (Reg. S)(e)	EUR	600,000	557,358
5.943% 4/23/83 (Reg. S)(e)	EUR	100,000	114,541
Eskom Holdings SOC Ltd.:
6.35% 8/10/28(c)		590,000	572,853
7.125% 2/11/25(c)		735,000	734,311
8.45% 8/10/28(c)		240,000	242,550
Israel Electric Corp. Ltd. 3.75% 2/22/32 (Reg. S) (c)		605,000	511,467
Lamar Funding Ltd. 3.958% 5/7/25 (c)		600,000	583,314
Mong Duong Finance Holdings BV 5.125% 5/7/29 (c)		604,100	560,303
NextEra Energy Partners LP 7.25% 1/15/29 (c)		285,000	298,369
NRG Energy, Inc.:
3.375% 2/15/29(c)		305,000	269,390
3.625% 2/15/31(c)		605,000	519,803
3.875% 2/15/32(c)		58,000	49,651
5.75% 1/15/28		1,665,000	1,658,881
6.625% 1/15/27		315,000	315,678
ORSTED A/S 5.25% 12/8/22 (Reg. S) (e)	EUR	600,000	661,708
Pacific Gas & Electric Co.:
3.95% 12/1/47		578,000	422,574
4% 12/1/46		743,000	543,800
4.3% 3/15/45		315,000	246,484
PG&E Corp.:
5% 7/1/28		1,345,000	1,308,660
5.25% 7/1/30		510,000	491,918
Vistra Operations Co. LLC:
4.375% 5/1/29(c)		1,105,000	1,031,266
5% 7/31/27(c)		1,220,000	1,187,794
5.5% 9/1/26(c)		820,000	809,574
5.625% 2/15/27(c)		1,495,000	1,474,659
7.75% 10/15/31(c)		580,000	602,382
			20,607,142
Gas Utilities - 0.1%
ENN Energy Holdings Ltd. 4.625% 5/17/27 (c)		640,000	630,560
Southern Natural Gas Co. LLC:
7.35% 2/15/31		175,000	186,019
8% 3/1/32		335,000	391,104
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5% 6/1/31 (c)		570,000	516,754
			1,724,437
Independent Power and Renewable Electricity Producers - 0.3%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)		370,000	346,761
Aydem Yenilenebilir Enerji A/S 7.75% 2/2/27 (c)		245,000	223,048
Energo-Pro A/S 8.5% 2/4/27 (c)		465,000	454,828
EnfraGen Energia Sur SA 5.375% 12/30/30 (c)		1,020,000	785,094
Investment Energy Resources Ltd. 6.25% 4/26/29 (c)		485,000	454,600
PT Pertamina Geothermal Energy 5.15% 4/27/28 (c)		205,000	205,384
RWE AG 4.125% 2/13/35 (Reg. S)	EUR	971,000	1,113,259
Sunnova Energy Corp.:
5.875% 9/1/26(c)		145,000	123,433
11.75% 10/1/28(c)		575,000	523,250
Termocandelaria Power Ltd. 7.875% 1/30/29 (c)		445,625	434,206
			4,663,863
Multi-Utilities - 0.2%
Abu Dhabi National Energy Co. PJSC:
4% 10/3/49(c)		448,000	376,432
4.696% 4/24/33(c)		350,000	353,385
4.875% 4/23/30(c)		195,000	199,791
National Grid PLC 4.275% 1/16/35 (Reg. S)	EUR	1,388,000	1,584,049
			2,513,657
Water Utilities - 0.2%
Aegea Finance SARL 9% 1/20/31 (c)		200,000	212,720
Suez SACA 2.375% 5/24/30 (Reg. S)	EUR	1,800,000	1,872,553
Thames Water Utility Finance PLC 1.25% 1/31/32 (Reg. S)	EUR	1,377,000	1,141,012
			3,226,285
TOTAL UTILITIES			32,735,384

TOTAL NONCONVERTIBLE BONDS			537,184,496
TOTAL CORPORATE BONDS (Cost $559,277,981)			540,303,904

U.S. Government and Government Agency Obligations - 23.9%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.0%
Tennessee Valley Authority:
5.25% 9/15/39	126,000	133,696
5.375% 4/1/56	302,000	330,874
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		464,570
U.S. Treasury Obligations - 23.8%
U.S. Treasury Bills, yield at date of purchase 5.31% to 5.38% 1/25/24 to 3/14/24 (i)	1,300,000	1,294,407
U.S. Treasury Bonds:
2% 8/15/51	14,526,000	9,485,591
2.25% 2/15/52	12,700,000	8,803,680
2.5% 2/15/45	17,524,000	13,269,638
2.875% 5/15/52	6,426,000	5,116,201
3% 5/15/45	1,800,000	1,485,000
3% 2/15/49	13,991,000	11,384,630
3.25% 5/15/42	1,428,000	1,252,847
3.625% 2/15/53	19,112,000	17,648,738
3.875% 5/15/43	2,206,000	2,107,284
4.375% 8/15/43	18,050,000	18,425,102
4.75% 2/15/37	8,126,000	8,891,304
U.S. Treasury Notes:
0.25% 9/30/25	237,000	220,706
0.25% 10/31/25	1,280,000	1,188,950
0.375% 12/31/25	8,019,000	7,431,671
0.375% 1/31/26	2,100,000	1,940,203
0.625% 7/31/26	2,400,000	2,198,344
0.75% 3/31/26	4,704,000	4,364,246
0.75% 8/31/26	19,457,000	17,838,117
1% 7/31/28	4,418,000	3,885,942
1.125% 10/31/26	1,700,000	1,568,715
1.125% 8/31/28	40,242,000	35,529,231
1.25% 12/31/26	698,000	644,287
1.25% 9/30/28	2,930,000	2,596,713
1.375% 10/31/28	3,514,000	3,127,597
1.5% 2/29/24	17,410,000	17,304,363
1.5% 1/31/27	4,595,000	4,265,273
1.5% 11/30/28	860,000	769,062
1.625% 9/30/26	4,153,000	3,893,762
1.75% 1/31/29	2,583,000	2,329,745
1.875% 2/28/27	27,200,000	25,497,875
2.25% 3/31/26	3,329,000	3,193,499
2.5% 1/31/24	630,000	628,553
2.5% 2/28/26	7,215,000	6,963,039
2.5% 3/31/27	900,000	860,168
2.625% 7/31/29	1,210,000	1,133,052
2.75% 7/31/27	1,780,000	1,708,661
2.75% 5/31/29	155,000	146,336
2.75% 8/15/32	3,955,000	3,621,915
2.875% 4/30/29	3,300,000	3,138,996
2.875% 5/15/32 (i)	4,068,000	3,769,574
3.125% 11/15/28	1,180,000	1,139,898
3.375% 5/15/33	250,000	239,922
3.5% 1/31/28	4,190,000	4,123,877
3.5% 2/15/33	3,800,000	3,684,961
3.625% 5/15/26	3,720,000	3,676,116
3.625% 3/31/30	7,767,000	7,646,551
3.75% 5/31/30	189,000	187,324
3.875% 1/15/26	50,000	49,619
3.875% 11/30/27	850,000	848,207
3.875% 12/31/27	6,700,000	6,689,877
3.875% 8/15/33	1,810,000	1,807,738
4% 2/15/26	2,800,000	2,787,203
4% 10/31/29	1,300,000	1,306,043
4% 2/28/30	504,000	506,382
4% 7/31/30	2,500,000	2,513,672
4.125% 10/31/27	900,000	905,660
4.125% 7/31/28	850,000	858,766
4.125% 8/31/30	3,320,000	3,361,630
4.125% 11/15/32	4,064,000	4,130,993
4.375% 11/30/28	3,230,000	3,305,198
4.375% 11/30/30	3,302,000	3,395,385
4.625% 3/15/26	2,250,000	2,269,512
4.625% 11/15/26	13,370,000	13,580,995
4.625% 9/30/28	588,000	606,926
4.625% 9/30/30	399,000	415,926
4.875% 10/31/30	4,520,000	4,780,606
5% 10/31/25	1,990,000	2,012,848
TOTAL U.S. TREASURY OBLIGATIONS		337,754,852
Other Government Related - 0.1%
Private Export Funding Corp. Secured 1.75% 11/15/24	1,030,000	999,268
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $366,626,059)		339,218,690

U.S. Government Agency - Mortgage Securities - 3.0%
	Principal Amount (a)	Value ($)
Fannie Mae - 1.3%
1.5% 11/1/40 to 11/1/41	3,857,175	3,174,215
2% 2/1/28 to 12/1/41	7,723,155	6,786,594
2.5% 1/1/28 to 5/1/42	3,743,988	3,466,375
3% 11/1/34 to 2/1/52 (i)(j)	1,685,729	1,568,613
3.5% 5/1/35 to 3/1/52 (i)	1,356,168	1,263,098
4.5% 9/1/42	506,262	500,311
5% 10/1/52 to 12/1/52 (i)(j)	1,441,254	1,442,550
6% 6/1/53 (i)	870,631	896,281
TOTAL FANNIE MAE		19,098,037
Freddie Mac - 1.1%
1.5% 12/1/40 to 4/1/41	1,079,547	890,608
2% 5/1/36 to 7/1/41	2,804,277	2,454,452
2.5% 1/1/28 to 2/1/42	7,440,455	6,726,319
3% 9/1/34	343,138	326,669
3.5% 3/1/50 to 3/1/52 (j)	1,630,257	1,503,881
4.5% 10/1/42 to 12/1/42	451,694	445,537
5% 10/1/52 to 12/1/52 (i)(j)	1,355,881	1,357,369
5.5% 9/1/52	353,711	358,266
6.5% 10/1/53	826,210	860,000
TOTAL FREDDIE MAC		14,923,101
Ginnie Mae - 0.6%
2% 1/1/54 (k)	275,000	232,901
2% 1/1/54 (k)	1,050,000	889,258
2% 1/1/54 (k)	800,000	677,530
2% 1/1/54 (k)	1,700,000	1,439,751
2% 1/1/54 (k)	1,300,000	1,100,986
2% 1/1/54 (k)	475,000	402,283
2% 1/1/54 (k)	250,000	211,728
2% 1/1/54 (k)	250,000	211,728
2% 1/1/54 (k)	950,000	804,566
6.5% 1/1/54 (k)	2,625,000	2,686,603
TOTAL GINNIE MAE		8,657,334
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $42,934,795)		42,678,472

Collateralized Mortgage Obligations - 1.4%
	Principal Amount (a)	Value ($)
U.S. Government Agency - 1.4%
Fannie Mae:
planned amortization class Series 2021-65 Class MA, 2% 8/25/51	827,758	706,219
sequential payer:
Series 2020-101 Class BA, 1.5% 9/25/45	368,196	316,556
Series 2020-49 Class JA, 2% 8/25/44	123,681	111,437
Series 2020-67 Class KZ, 3.25% 9/25/40	105,975	98,399
Series 2020-75 Class HA, 1.5% 12/25/44	1,379,661	1,179,693
Series 2021-68 Class A, 2% 7/25/49	252,680	202,594
Series 2021-85 Class L, 2.5% 8/25/48	137,915	122,002
Series 2021-96 Class HA, 2.5% 2/25/50	222,726	193,695
Series 2022-1 Class KA, 3% 5/25/48	228,896	208,422
Series 2022-13 Class MA, 3% 5/25/44	926,747	872,894
Series 2022-3:
Class G, 2% 11/25/47	473,864	412,363
Class N, 2% 10/25/47	1,789,805	1,533,890
Series 2022-4 Class B, 2.5% 5/25/49	163,356	144,185
Series 2022-49 Class TE, 4.5% 12/25/48	1,796,714	1,758,236
Series 2022-5 Class 0, 2.5% 6/25/48	198,839	176,273
Series 2022-65 Class GA, 5% 4/25/46	1,681,613	1,654,735
Series 2022-7 Class A, 3% 5/25/48	326,267	297,113
Series 2020-45 Class JL, 3% 7/25/40	35,989	32,906
Series 2021-59 Class H, 2% 6/25/48	142,689	117,309
Series 2021-66:
Class DA, 2% 1/25/48	153,546	126,769
Class DM, 2% 1/25/48	163,175	134,719
Freddie Mac:
planned amortization class:
Series 2021-5122 Class TE, 1.5% 6/25/51	533,862	439,841
Series 2022-5213 Class JM, 3.5% 9/25/51	807,750	769,131
Series 2022-5214 Class CG, 3.5% 4/25/52	301,943	284,412
Series 2022-5220 Class PK, 3.5% 1/25/51	388,953	367,882
Series 2022-5224 Class DQ, 3.75% 8/25/44	456,721	436,316
sequential payer:
Series 2020-5018:
Class LC, 3% 10/25/40	242,116	220,648
Class LT, 3.25% 10/25/40	110,132	101,846
Class LY, 3% 10/25/40	184,021	167,740
Series 2021-5175 Class CB, 2.5% 4/25/50	794,000	693,043
Series 2021-5180 Class KA, 2.5% 10/25/47	161,529	143,974
Series 2022-5189 Class DA, 2.5% 5/25/49	172,654	151,791
Series 2022-5190 Class BA, 2.5% 11/25/47	168,024	148,639
Series 2022-5191 Class CA, 2.5% 4/25/50	190,758	162,816
Series 2022-5197 Class DA, 2.5% 11/25/47	127,594	112,899
Series 2022-5198 Class BA, 2.5% 11/25/47	640,223	571,375
Series 2022-5200 Class LA, 3% 10/25/48	295,598	271,039
Series 2022-5202 Class LB, 2.5% 10/25/47	136,201	120,216
Series 2020-5041 Class LB, 3% 11/25/40	412,485	375,809
Series 2021-5083 Class VA, 1% 8/15/38	1,791,542	1,674,027
Series 2021-5176 Class AG, 2% 1/25/47	599,342	518,109
Series 2021-5182 Class A, 2.5% 10/25/48	1,047,345	920,454
Freddie Mac Multi-family Structured pass-thru certificates sequential payer Series 2021-5159 Class GC, 2% 11/25/47	129,254	112,314

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $18,935,231)		19,164,730

Commercial Mortgage Securities - 2.3%
	Principal Amount (a)	Value ($)
Fannie Mae Series 2022-66, Class KA, 5% 10/25/52	381,865	378,744
Freddie Mac:
sequential payer:
Series 2015-K043 Class A2, 3.062% 12/25/24	1,259,613	1,234,719
Series 2015-K049 Class A2, 3.01% 7/25/25	36,000	35,010
Series 2015-K050 Class A2, 3.334% 8/25/25 (e)	1,457,293	1,424,778
Series 2015-KPLB Class A, 2.77% 5/25/25	480,000	465,865
Series 2016-K052 Class A2, 3.151% 11/25/25	2,852,314	2,775,297
Series 2016-K055 Class A2, 2.673% 3/25/26	400,000	384,173
Series 2017-K066 Class A2, 3.117% 6/25/27	290,000	278,508
Series 2017-K729 Class A2, 3.136% 10/25/24	1,100,000	1,081,748
Series 2018-K732 Class A2, 3.7% 5/25/25	1,739,690	1,709,748
Series 2018-K733 Class A2, 3.75% 8/25/25	1,887,572	1,854,662
Series 2019-K092 Class A2, 3.298% 4/25/29	600,000	571,157
Series 2019-K736 Class A2, 2.282% 7/25/26	900,000	855,740
Series 2021-K746 Class A2, 2.031% 9/25/28	800,000	721,705
Series 2022-150 Class A2, 3.71% 9/25/32	300,000	284,711
Series 2022-K747 Class A2, 2.05% 11/25/28	500,000	450,267
Series 2022-K750 Class A2, 3% 9/25/29	600,000	561,187
Series 2023-158 Class A2, 4.05% 7/25/33	680,000	660,337
Series 2023-160 Class A1, 4.68% 10/25/32	499,449	503,450
Series 2023-K754 Class A2, 4.94% 11/25/30	700,000	721,216
Series K058 Class A2, 2.653% 8/25/26	1,300,000	1,240,884
Series K065 Class A2, 3.243% 4/25/27	400,000	385,996
Series K073 Class A2, 3.35% 1/25/28	300,000	288,723
Series 2016-K059 Class A2, 3.12% 9/25/26 (e)	500,000	482,779
Series 2017-K068 Class A2, 3.244% 8/25/27	375,000	360,772
Series 2017-K727 Class A2, 2.946% 7/25/24	1,507,866	1,487,184
Series 2022 K748 Class A2, 2.26% 1/25/29	500,000	453,526
Series K048 Class A2, 3.284% 6/25/25 (e)	1,500,000	1,467,126
Series K053 Class A2, 2.995% 12/25/25	1,200,000	1,162,418
Series K056 Class A2, 2.525% 5/25/26	200,000	191,126
Series K063 Class A2, 3.43% 1/25/27	600,000	583,301
Series K090 Class A2, 3.422% 2/25/29	500,000	479,419
Series K734 Class A2, 3.208% 2/25/26	900,000	875,354
Freddie Mac Multi-family Structured pass-thru certificates Series K044 Class A2, 2.811% 1/25/25	1,702,565	1,663,175
FREMF 2015-KPLB Mortgage Trust Series 2015-KPLB Class B, 2.5% 5/25/25 (c)	4,200,000	4,051,320
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $31,921,398)		32,126,125

Foreign Government and Government Agency Obligations - 10.4%
		Principal Amount (a)	Value ($)
Abu Dhabi National Energy Co. PJSC 4.375% 1/24/29 (c)		315,000	312,965
Angola Republic:
8.25% 5/9/28 (c)		610,000	561,200
8.75% 4/14/32 (c)		170,000	149,813
9.375% 5/8/48 (c)		175,000	145,688
9.5% 11/12/25 (c)		795,000	782,081
Arab Republic of Egypt:
7.0529% 1/15/32 (c)		30,000	20,484
7.5% 1/31/27 (c)		830,000	697,200
7.5% 2/16/61 (c)		480,000	279,150
7.6003% 3/1/29 (c)		370,000	281,431
7.903% 2/21/48 (c)		460,000	276,144
8.5% 1/31/47 (c)		580,000	359,963
8.7002% 3/1/49 (c)		460,000	286,781
Argentine Republic:
0.75% 7/9/30 (h)		5,725,308	2,286,115
1% 7/9/29		738,798	292,623
3.5% 7/9/41 (h)		1,140,000	386,175
3.625% 7/9/35 (h)		3,217,241	1,088,972
4.25% 1/9/38 (h)		2,032,304	801,988
Australian Commonwealth:
1.75% 11/21/32 (Reg. S)	AUD	1,600,000	912,738
1.75% 6/21/51 (Reg. S)	AUD	8,595,000	3,456,020
Bahamian Republic 6% 11/21/28 (c)		310,000	272,219
Bahrain Kingdom 5.625% 5/18/34 (c)		155,000	140,081
Bank Gospodarstwa Krajowego:
5.375% 5/22/33 (c)		200,000	202,530
6.25% 10/31/28 (c)		200,000	210,960
Barbados Government 6.5% 10/1/29 (c)		594,000	558,105
Bermuda Government:
2.375% 8/20/30 (c)		55,000	47,053
3.375% 8/20/50 (c)		165,000	115,015
3.717% 1/25/27 (c)		645,000	623,030
4.75% 2/15/29 (c)		360,000	355,831
5% 7/15/32 (c)		260,000	256,100
Brazilian Federative Republic:
3.875% 6/12/30		830,000	758,413
6% 10/20/33		335,000	334,447
7.125% 1/20/37		565,000	616,325
8.25% 1/20/34		1,045,000	1,226,924
Buenos Aires Province 6.375% 9/1/37 (c)(h)		505,000	194,173
Canadian Government:
0.75% 2/1/24	CAD	705,000	530,151
1.25% 3/1/27	CAD	3,000,000	2,120,003
Chilean Republic:
2.45% 1/31/31		1,355,000	1,177,156
2.75% 1/31/27		310,000	292,078
3.1% 1/22/61		700,000	466,813
3.5% 1/31/34		200,000	178,063
4% 1/31/52		200,000	164,188
4.34% 3/7/42		260,000	231,644
5.33% 1/5/54		505,000	502,002
Colombian Republic:
3% 1/30/30		1,025,000	861,961
3.125% 4/15/31		535,000	434,855
3.25% 4/22/32		290,000	230,459
4.125% 5/15/51		220,000	145,819
5% 6/15/45		855,000	659,953
5.2% 5/15/49		650,000	507,000
6.125% 1/18/41		40,000	36,288
7.375% 9/18/37		140,000	145,031
7.5% 2/2/34		250,000	263,359
8% 4/20/33		280,000	305,638
8% 11/14/35		310,000	338,772
8.75% 11/14/53		290,000	333,047
Costa Rican Republic:
5.625% 4/30/43 (c)		285,000	259,778
6.125% 2/19/31 (c)		360,000	367,988
6.55% 4/3/34 (c)		205,000	212,278
7% 4/4/44 (c)		135,000	140,738
7.3% 11/13/54 (c)		305,000	330,590
Democratic Socialist Republic of Sri Lanka:
6.2% (c)(d)		300,000	150,375
6.825% (c)(d)		225,000	114,333
7.55% (c)(d)		235,000	117,573
7.85% (c)(d)		505,000	252,500
Dominican Republic:
4.5% 1/30/30 (c)		735,000	675,281
4.875% 9/23/32 (c)		860,000	781,860
5.875% 1/30/60 (c)		270,000	233,280
5.95% 1/25/27 (c)		445,000	445,926
6% 7/19/28 (c)		360,000	360,000
6.4% 6/5/49 (c)		340,000	319,600
6.5% 2/15/48 (c)		215,000	204,680
6.85% 1/27/45 (c)		300,000	298,350
6.875% 1/29/26 (c)		790,000	803,193
7.05% 2/3/31 (c)		225,000	236,014
7.45% 4/30/44 (c)		335,000	354,598
Dutch Government 0.5% 7/15/32 (Reg. S) (c)	EUR	10,000	9,533
Ecuador Republic:
3.5% 7/31/35 (c)(h)		705,000	249,923
6% 7/31/30 (c)(h)		1,220,000	564,860
El Salvador Republic:
6.375% 1/18/27 (c)		75,000	65,859
7.1246% 1/20/50 (c)		290,000	204,722
7.625% 2/1/41 (c)		90,000	67,163
Emirate of Abu Dhabi:
3% 9/15/51 (c)		645,000	459,537
3.125% 9/30/49 (c)		1,915,000	1,403,427
3.875% 4/16/50 (c)		620,000	518,723
Emirate of Dubai:
3.9% 9/9/50 (Reg. S)		920,000	688,563
5.25% 1/30/43 (Reg. S)		330,000	312,263
Export Credit Bank of Turkey 9% 1/28/27 (c)		305,000	317,295
Gabonese Republic 7% 11/24/31 (c)		455,000	377,366
Georgia Republic 2.75% 4/22/26 (c)		480,000	448,800
German Federal Republic:
1.7% 8/15/32(Reg. S)	EUR	16,050,306	17,349,349
1.8% 8/15/53(Reg. S)	EUR	2,500,000	2,488,993
2.2% 12/12/24(Reg. S)	EUR	4,525,000	4,953,927
2.3% 2/15/33(Reg. S)	EUR	8,750,000	9,906,152
2.4% 10/19/28(Reg. S)	EUR	2,150,000	2,422,325
2.6% 8/15/33(Reg. S)	EUR	540,000	625,909
Ghana Republic:
7.75% (c)(d)		285,000	122,550
8.627% (c)(d)		255,000	107,738
10.75% 10/14/30 (c)		520,000	326,300
Guatemalan Republic:
4.9% 6/1/30 (c)		230,000	221,145
5.375% 4/24/32 (c)		120,000	116,220
6.125% 6/1/50 (c)		225,000	212,850
6.6% 6/13/36 (c)		190,000	195,225
Hungarian Republic:
2.125% 9/22/31 (c)		205,000	165,244
3.125% 9/21/51 (c)		340,000	229,714
5.25% 6/16/29 (c)		295,000	296,631
5.5% 6/16/34 (c)		695,000	704,105
6.125% 5/22/28 (c)		225,000	234,036
6.75% 9/25/52 (c)		145,000	162,288
Indonesian Republic:
3.2% 9/23/61		400,000	288,875
3.85% 10/15/30		330,000	314,119
4.35% 1/11/48		300,000	277,219
4.4% 6/6/27 (c)		345,000	342,844
5.125% 1/15/45 (c)		1,160,000	1,198,788
5.25% 1/17/42 (c)		305,000	317,314
5.95% 1/8/46 (c)		350,000	392,875
6.625% 2/17/37 (c)		220,000	257,263
6.75% 1/15/44 (c)		330,000	404,147
7.75% 1/17/38 (c)		930,000	1,191,853
8.5% 10/12/35 (c)		875,000	1,161,563
Islamic Republic of Pakistan:
6% 4/8/26 (c)		730,000	513,509
6.875% 12/5/27 (c)		215,000	145,797
Israeli State 3.375% 1/15/50		595,000	421,706
Ivory Coast:
5.875% 10/17/31 (c)	EUR	920,000	908,358
6.375% 3/3/28 (c)		490,000	480,353
Jamaican Government:
6.75% 4/28/28		255,000	270,573
7.875% 7/28/45		160,000	195,440
Jordanian Kingdom:
4.95% 7/7/25 (c)		575,000	561,703
7.375% 10/10/47 (c)		110,000	97,460
7.5% 1/13/29 (c)		200,000	202,250
7.75% 1/15/28 (c)		320,000	330,000
Kingdom of Saudi Arabia:
2.25% 2/2/33 (c)		665,000	549,664
3.45% 2/2/61 (c)		1,120,000	785,750
3.625% 3/4/28 (c)		315,000	304,270
3.75% 1/21/55 (c)		655,000	496,981
4.5% 10/26/46 (c)		640,000	564,800
4.5% 4/22/60 (c)		225,000	194,273
4.625% 10/4/47 (c)		330,000	295,013
5% 1/18/53 (c)		375,000	352,383
Lebanese Republic:
5.8% (d)		625,000	36,068
6.375% (d)		810,000	47,750
Mongolia Government 7.875% 6/5/29 (c)		200,000	204,522
Moroccan Kingdom 6.5% 9/8/33 (c)		495,000	521,761
Panamanian Republic:
2.252% 9/29/32		400,000	291,875
3.298% 1/19/33		445,000	351,828
3.87% 7/23/60		715,000	426,989
4.5% 5/15/47		250,000	177,109
4.5% 4/16/50		780,000	540,150
6.853% 3/28/54		200,000	186,750
Peruvian Republic:
2.783% 1/23/31		740,000	643,106
3% 1/15/34		440,000	370,425
3.3% 3/11/41		360,000	279,225
Philippine Republic:
2.65% 12/10/45		390,000	275,681
2.95% 5/5/45		160,000	119,600
5% 7/17/33		210,000	215,513
5.5% 1/17/48		200,000	210,125
5.609% 4/13/33		305,000	325,302
5.95% 10/13/47		490,000	544,666
Polish Government:
5.5% 4/4/53		210,000	218,486
5.75% 11/16/32		425,000	458,647
Provincia de Cordoba:
6.875% 12/10/25 (c)		261,230	239,025
6.99% 6/1/27 (c)		515,562	434,170
Republic of Armenia 3.6% 2/2/31 (c)		280,000	228,200
Republic of Benin 4.875% 1/19/32 (c)	EUR	275,000	247,138
Republic of Honduras 6.25% 1/19/27 (c)		110,000	105,325
Republic of Kenya:
6.3% 1/23/34 (c)		195,000	156,488
6.875% 6/24/24 (c)		190,000	184,181
7% 5/22/27 (c)		275,000	257,813
7.25% 2/28/28 (c)		100,000	91,500
8% 5/22/32 (c)		120,000	108,300
Republic of Nigeria:
6.125% 9/28/28 (c)		1,020,000	902,700
6.5% 11/28/27 (c)		445,000	405,784
7.143% 2/23/30 (c)		360,000	323,663
7.625% 11/21/25 (c)		345,000	340,170
7.696% 2/23/38 (c)		280,000	229,250
Republic of Paraguay:
2.739% 1/29/33 (c)		225,000	184,500
4.95% 4/28/31 (c)		480,000	468,480
5.4% 3/30/50 (c)		265,000	236,248
Republic of Senegal 6.25% 5/23/33 (c)		335,000	298,359
Republic of Serbia 2.125% 12/1/30 (c)		840,000	671,647
Republic of Uzbekistan:
3.7% 11/25/30 (c)		115,000	96,528
3.9% 10/19/31 (c)		395,000	330,813
Republic of Zambia 8.97% (c)(d)		335,000	206,444
Romanian Republic:
2% 4/14/33 (Reg. S)	EUR	135,000	110,814
3% 2/27/27 (c)		265,000	246,450
3.375% 1/28/50 (Reg. S)	EUR	170,000	127,436
3.624% 5/26/30 (c)	EUR	260,000	263,542
3.625% 3/27/32 (c)		470,000	405,742
4% 2/14/51 (c)		150,000	108,066
6.625% 2/17/28 (c)		225,000	232,344
7.125% 1/17/33 (c)		80,000	86,312
Rwanda Republic 5.5% 8/9/31 (c)		560,000	446,775
South African Republic:
4.85% 9/27/27		285,000	279,211
4.85% 9/30/29		235,000	220,019
5% 10/12/46		395,000	290,819
5.65% 9/27/47		190,000	151,525
5.75% 9/30/49		620,000	494,438
5.875% 4/20/32		280,000	265,216
State of Qatar:
3.75% 4/16/30 (c)		1,510,000	1,473,322
4.4% 4/16/50 (c)		1,450,000	1,337,727
4.625% 6/2/46 (c)		575,000	548,452
4.817% 3/14/49 (c)		1,060,000	1,029,885
5.103% 4/23/48 (c)		620,000	626,634
9.75% 6/15/30 (c)		295,000	385,072
Sultanate of Oman:
5.375% 3/8/27 (c)		120,000	120,675
5.625% 1/17/28 (c)		1,465,000	1,490,638
6% 8/1/29 (c)		450,000	465,750
6.25% 1/25/31 (c)		425,000	446,383
6.5% 3/8/47 (c)		195,000	198,656
6.75% 1/17/48 (c)		920,000	960,538
7% 1/25/51 (c)		105,000	113,072
Turkish Republic:
4.25% 4/14/26		830,000	792,650
4.75% 1/26/26		980,000	950,600
4.875% 10/9/26		650,000	624,910
4.875% 4/16/43		815,000	595,032
5.125% 2/17/28		520,000	494,650
5.25% 3/13/30		185,000	169,738
5.75% 5/11/47		520,000	405,600
6% 3/25/27		170,000	167,450
6% 1/14/41		445,000	376,715
6.125% 10/24/28		365,000	358,156
6.625% 2/17/45		310,000	271,638
9.125% 7/13/30		350,000	385,438
9.375% 3/14/29		490,000	540,838
9.375% 1/19/33		840,000	947,100
9.875% 1/15/28		1,165,000	1,290,238
26.2% 10/5/33	TRY	5,625,000	197,370
Ukraine Government:
6.876% 5/21/31 (c)		170,000	38,516
7.253% 3/15/35 (c)		585,000	135,720
7.375% 9/25/34 (c)		285,000	66,263
7.75% 9/1/24 (c)		566,000	170,932
7.75% 9/1/25 (c)		1,345,000	395,430
7.75% 9/1/26 (c)		1,505,000	412,370
7.75% 9/1/28 (c)		200,000	54,900
7.75% 9/1/29 (c)		110,000	29,838
7.75% 8/1/41 (c)(e)		370,000	164,576
United Kingdom, Great Britain and Northern Ireland 3.25% 1/31/33(Reg. S)	GBP	6,250,000	7,791,975
United Mexican States:
2.659% 5/24/31		510,000	430,153
3.5% 2/12/34		610,000	516,022
3.75% 4/19/71		1,000,000	665,000
4.875% 5/19/33		345,000	332,278
5.75% 10/12/2110		840,000	749,438
6.05% 1/11/40		670,000	675,653
6.338% 5/4/53		305,000	310,528
6.35% 2/9/35		465,000	486,361
Uruguay Republic:
5.1% 6/18/50		675,000	676,477
5.75% 10/28/34		300,000	324,750
Venezuelan Republic:
9.25% (d)		2,395,000	446,332
11.95% (Reg. S) (d)		1,090,000	204,103
12.75% (d)		190,000	30,540
Vietnamese Socialist Republic 5.5% 3/12/28		1,634,000	1,562,349
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $155,861,324)			147,574,274

Common Stocks - 4.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.3%
Interactive Media & Services - 0.3%
Alphabet, Inc. Class A (l)	11,300	1,578,497
Meta Platforms, Inc. Class A (l)	7,800	2,760,888
		4,339,385
Media - 0.0%
iHeartMedia, Inc. (l)	5,655	15,099
Nexstar Broadcasting Group, Inc. Class A	2,300	360,525
		375,624
TOTAL COMMUNICATION SERVICES		4,715,009
CONSUMER DISCRETIONARY - 0.6%
Automobile Components - 0.0%
Exide Technologies (b)(l)	84	0
Exide Technologies (b)(l)	2,115	0
Exide Technologies (b)(l)	124,905	1
UC Holdings, Inc. (b)(l)	33,750	58,050
		58,051
Broadline Retail - 0.1%
Amazon.com, Inc. (l)	6,800	1,033,192
Hotels, Restaurants & Leisure - 0.2%
Airbnb, Inc. Class A (l)	6,400	871,296
Booking Holdings, Inc. (l)	200	709,444
Boyd Gaming Corp.	12,300	770,103
Domino's Pizza, Inc.	1,100	453,453
New Cotai LLC/New Cotai Capital Corp. (b)(g)(l)	247,076	165,541
Starbucks Corp.	3,700	355,237
Studio City International Holdings Ltd.:
ADR (c)(l)	10,083	65,338
(NYSE) ADR (l)	11,100	71,928
		3,462,340
Household Durables - 0.1%
TopBuild Corp. (l)	3,400	1,272,484
Specialty Retail - 0.1%
Dick's Sporting Goods, Inc.	5,700	837,615
Lowe's Companies, Inc.	2,900	645,395
Williams-Sonoma, Inc.	2,300	464,094
		1,947,104
Textiles, Apparel & Luxury Goods - 0.1%
LVMH Moet Hennessy Louis Vuitton SE	500	406,269
Tapestry, Inc.	9,300	342,333
		748,602
TOTAL CONSUMER DISCRETIONARY		8,521,773
CONSUMER STAPLES - 0.2%
Consumer Staples Distribution & Retail - 0.1%
Southeastern Grocers, Inc. (b)(g)(l)	40,826	1,097,403
U.S. Foods Holding Corp. (l)	12,800	581,248
		1,678,651
Food Products - 0.1%
JBS SA	109,400	561,008
TOTAL CONSUMER STAPLES		2,239,659
ENERGY - 0.4%
Energy Equipment & Services - 0.0%
Diamond Offshore Drilling, Inc. (l)	5,989	77,857
Forbes Energy Services Ltd. (b)(l)	6,562	0
Halliburton Co.	900	32,535
Superior Energy Services, Inc. Class A (b)	5,560	424,117
		534,509
Oil, Gas & Consumable Fuels - 0.4%
Antero Resources Corp. (l)	12,900	292,572
California Resources Corp.	20,652	1,129,251
California Resources Corp. warrants 10/27/24 (l)	3,099	60,059
Canvas Energy, Inc.:
Series A warrants 10/1/24 (b)(l)	13	0
Series B warrants 10/1/25 (b)(l)	13	0
Cheniere Energy, Inc.	7,900	1,348,609
Chesapeake Energy Corp. (g)	1,691	130,106
EP Energy Corp. (b)(l)	52,316	89,984
Mesquite Energy, Inc. (b)(l)	15,322	1,246,409
Nostrum Oil & Gas LP warrants (b)(l)	44,232	0
Permian Resource Corp. Class A	90,600	1,232,160
Unit Corp.	2,069	89,339
		5,618,489
TOTAL ENERGY		6,152,998
FINANCIALS - 0.7%
Consumer Finance - 0.1%
OneMain Holdings, Inc.	29,100	1,431,720
Financial Services - 0.5%
Apollo Global Management, Inc.	11,800	1,099,642
Carnelian Point Holdings LP warrants (b)(l)	54	158
Fiserv, Inc. (l)	9,300	1,235,412
Global Payments, Inc.	3,600	457,200
MasterCard, Inc. Class A	3,000	1,279,530
Visa, Inc. Class A	8,800	2,291,080
		6,363,022
Insurance - 0.1%
Arthur J. Gallagher & Co.	6,900	1,551,672
TOTAL FINANCIALS		9,346,414
HEALTH CARE - 0.2%
Health Care Providers & Services - 0.1%
Humana, Inc.	600	274,686
Tenet Healthcare Corp. (l)	3,700	279,609
UnitedHealth Group, Inc.	1,100	579,117
		1,133,412
Life Sciences Tools & Services - 0.1%
IQVIA Holdings, Inc. (l)	3,700	856,106
TOTAL HEALTH CARE		1,989,518
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.0%
TransDigm Group, Inc.	500	505,800
Building Products - 0.2%
Builders FirstSource, Inc. (l)	3,200	534,208
Carlisle Companies, Inc.	1,600	499,888
Carrier Global Corp.	10,300	591,735
Trane Technologies PLC	3,600	878,040
		2,503,871
Construction & Engineering - 0.1%
Willscot Mobile Mini Holdings (l)	28,500	1,268,250
Electrical Equipment - 0.3%
AMETEK, Inc.	3,200	527,648
Eaton Corp. PLC	5,400	1,300,428
nVent Electric PLC	12,100	714,989
Regal Rexnord Corp.	5,200	769,704
Vertiv Holdings Co.	20,100	965,403
		4,278,172
Machinery - 0.1%
Deere & Co.	700	279,909
Parker Hannifin Corp.	1,400	644,980
		924,889
Passenger Airlines - 0.0%
Air Canada (l)	800	11,284
Delta Air Lines, Inc.	5,200	209,196
		220,480
Trading Companies & Distributors - 0.0%
Penhall Acquisition Co. (b)	428	4,443
Penhall Acquisition Co. (b)	428	0
WESCO International, Inc.	3,900	678,132
		682,575
Transportation Infrastructure - 0.0%
Tricer Holdco SCA:
Class A1 (b)(g)(l)	16,755	0
Class A2 (b)(g)(l)	16,755	0
Class A3 (b)(g)(l)	16,755	0
Class A4 (b)(g)(l)	16,755	0
Class A5 (b)(g)(l)	16,755	0
Class A6 (b)(g)(l)	16,755	0
Class A7 (b)(g)(l)	16,755	0
Class A8 (b)(g)(l)	16,755	0
Class A9 (b)(g)(l)	16,755	0
		0
TOTAL INDUSTRIALS		10,384,037
INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 0.1%
Arista Networks, Inc. (l)	3,600	847,836
Electronic Equipment, Instruments & Components - 0.0%
CDW Corp.	2,700	613,764
IT Services - 0.1%
Accenture PLC Class A	1,800	631,638
GTT Communications, Inc. (b)	4,921	172,875
		804,513
Semiconductors & Semiconductor Equipment - 0.6%
ASML Holding NV (depository receipt)	900	681,228
KLA Corp.	1,000	581,300
Lam Research Corp.	1,500	1,174,890
Marvell Technology, Inc.	9,500	572,945
Microchip Technology, Inc.	6,500	586,170
NVIDIA Corp.	6,600	3,268,452
NXP Semiconductors NV	2,300	528,264
ON Semiconductor Corp. (l)	17,765	1,483,910
SolarEdge Technologies, Inc. (l)	2,200	205,920
		9,083,079
Software - 0.5%
Adobe, Inc. (l)	2,000	1,193,200
Dynatrace, Inc. (l)	11,200	612,528
Gen Digital, Inc.	21,100	481,502
Microsoft Corp.	5,600	2,105,824
Oracle Corp.	7,800	822,354
Palo Alto Networks, Inc. (l)	2,000	589,760
Salesforce, Inc. (l)	4,000	1,052,560
Synopsys, Inc. (l)	1,100	566,401
		7,424,129
TOTAL INFORMATION TECHNOLOGY		18,773,321
MATERIALS - 0.2%
Chemicals - 0.1%
Olin Corp.	15,900	857,805
The Chemours Co. LLC	17,245	543,907
Westlake Corp.	2,200	307,912
		1,709,624
Containers & Packaging - 0.1%
Graphic Packaging Holding Co.	34,200	843,030
Metals & Mining - 0.0%
Algoma Steel Group, Inc.	32,940	330,388
Algoma Steel SCA (b)(l)	10,220	0
Elah Holdings, Inc. (l)	14	434
		330,822
TOTAL MATERIALS		2,883,476
UTILITIES - 0.3%
Electric Utilities - 0.2%
Constellation Energy Corp.	12,900	1,507,881
PG&E Corp.	56,566	1,019,885
Portland General Electric Co.	140	6,068
		2,533,834
Independent Power and Renewable Electricity Producers - 0.1%
PureWest Energy (b)	901	1,680
PureWest Energy rights (b)(l)	543	0
Vistra Corp.	30,600	1,178,712
		1,180,392
TOTAL UTILITIES		3,714,226
TOTAL COMMON STOCKS (Cost $56,540,398)		68,720,431

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 0.0%
Automobile Components - 0.0%
Exide Technologies (b)(l)	187	0
INDUSTRIALS - 0.0%
Transportation Infrastructure - 0.0%
Tricer Holdco SCA (b)(g)(l)	8,042,141	80
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $460,804)		80

Bank Loan Obligations - 2.9%
	Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Aventiv Technologies LLC Tranche B, term loan 3 month U.S. LIBOR + 4.500% 10.231% 11/1/24 (e)(f)(m)	407,044	313,171
Connect U.S. Finco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.856% 12/12/26 (e)(f)(m)	466,813	466,490
Gtt Remainco LLC 1LN, term loan CME Term SOFR 1 Month Index + 7.000% 12.4484% 12/30/27 (e)(f)(m)	260,623	225,113
		1,004,774
Media - 0.0%
Diamond Sports Group LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.000% 15.4428% 8/24/26 (e)(f)(m)	356,478	258,446
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.5981% 6/24/29 (e)(f)(m)	34,475	34,484
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 1/31/29 (e)(f)(m)	348,788	348,024
		640,954
TOTAL COMMUNICATION SERVICES		1,645,728
CONSUMER DISCRETIONARY - 0.7%
Automobile Components - 0.0%
Clarios Global LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.106% 4/20/30 (e)(f)(m)	134,663	134,831
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.8948% 12/17/28 (e)(f)(m)	780,651	604,840
		739,671
Diversified Consumer Services - 0.1%
Sotheby's Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 10.1555% 1/15/27 (e)(f)(m)	582,298	573,930
Spin Holdco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.6246% 3/4/28 (e)(f)(m)	825,152	722,305
		1,296,235
Hotels, Restaurants & Leisure - 0.3%
Carnival Finance LLC Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.000% 8.3574% 8/8/27 (e)(f)(m)	1,675,528	1,676,918
CME Term SOFR 1 Month Index + 3.250% 8.7204% 10/18/28 (e)(f)(m)	134,656	134,713
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.356% 1/27/29 (e)(f)(m)	1,389,306	1,389,014
Ontario Gaming GTA LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.5981% 8/1/30 (e)(f)(m)	290,000	290,983
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4648% 4/14/29 (e)(f)(m)	108,350	108,519
		3,600,147
Leisure Products - 0.0%
Topgolf Callaway Brands Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 3/9/30 (e)(f)(m)	148,875	148,720
Specialty Retail - 0.3%
LBM Acquisition LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.206% 12/18/27 (e)(f)(m)	3,445,659	3,400,451
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.350% 13.7069% 6/30/27 (e)(f)(m)	51,256	50,795
Wand NewCo 3, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 8.2204% 2/5/26 (e)(f)(m)	941,016	943,020
		4,394,266
TOTAL CONSUMER DISCRETIONARY		10,179,039
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Bengal Debt Merger Sub LLC 1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.6981% 1/24/29 (e)(f)(m)	103,425	99,794
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Forbes Energy Services LLC Tranche B, term loan 0% (b)(d)(e)(m)	61,482	0
Oil, Gas & Consumable Fuels - 0.0%
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(d)(f)(m)	283,417	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(d)(f)(m)	122,000	0
		0
TOTAL ENERGY		0
FINANCIALS - 0.2%
Capital Markets - 0.1%
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.9704% 7/25/30 (e)(f)(m)	525,243	525,900
Insurance - 0.1%
Acrisure LLC:
Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 3.500% 9.1498% 2/15/27 (e)(f)(m)	865,504	862,570
CME Term SOFR 1 Month Index + 4.250% 9.8998% 2/15/27 (e)(f)(m)	63,700	63,780
Tranche B5 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.8882% 11/6/30 (e)(f)(m)	150,000	150,125
Alliant Holdings Intermediate LLC Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.8648% 11/6/30 (e)(f)(m)	516,357	518,036
HUB International Ltd. Tranche B 1LN, term loan:
CME Term SOFR 1 Month Index + 4.250% 9.6619% 7/1/30 (e)(f)(m)	224,438	225,284
CME Term SOFR 3 Month Index + 4.000% 9.3691% 11/10/29 (e)(f)(m)	44,550	44,691
		1,864,486
TOTAL FINANCIALS		2,390,386
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Mozart Borrower LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.4704% 10/23/28 (e)(f)(m)	44,772	44,954
Health Care Providers & Services - 0.1%
Gainwell Acquisition Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4481% 10/1/27 (e)(f)(m)	956,945	928,237
Phoenix Newco, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7204% 11/15/28 (e)(f)(m)	324,225	325,927
		1,254,164
Health Care Technology - 0.1%
Athenahealth Group, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.606% 2/15/29 (e)(f)(m)	1,343,515	1,336,125
TOTAL HEALTH CARE		2,635,243
INDUSTRIALS - 0.5%
Building Products - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.8598% 5/17/28 (e)(f)(m)	1,111,500	972,251
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.8797% 2/25/29 (e)(f)(m)	1,029,325	1,023,921
		1,996,172
Commercial Services & Supplies - 0.2%
ABG Intermediate Holdings 2 LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.956% 12/21/28 (e)(f)(m)	872,877	875,906
Brand Energy & Infrastructure Services, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 10.8771% 8/1/30 (e)(f)(m)	608,475	604,130
Madison IAQ LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7214% 6/21/28 (e)(f)(m)	136,500	135,879
Neptune BidCo U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.5067% 4/11/29 (e)(f)(m)	786,050	716,288
PowerTeam Services LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 8.9481% 3/6/25 (e)(f)(m)	578,517	542,903
Sabert Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2195% 12/16/26 (e)(f)(m)	273,616	275,157
		3,150,263
Construction & Engineering - 0.1%
Breakwater Energy Partners, LLC Tranche B 1LN, term loan 11.25% 9/1/26 (b)(e)(f)(m)	967,654	937,463
SRS Distribution, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 6/4/28 (e)(f)(m)	298,138	298,263
		1,235,726
Machinery - 0.0%
Chart Industries, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.691% 3/17/30 (e)(f)(m)	77,452	77,516
Passenger Airlines - 0.1%
Air Canada Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.500% 9.1393% 8/11/28 (e)(f)(m)	418,625	419,278
SkyMiles IP Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1658% 10/20/27 (e)(f)(m)	164,000	167,741
		587,019
TOTAL INDUSTRIALS		7,046,696
INFORMATION TECHNOLOGY - 0.9%
Electronic Equipment, Instruments & Components - 0.0%
DG Investment Intermediate Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2204% 3/31/28 (e)(f)(m)	97,503	96,459
IT Services - 0.1%
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 3 Month Index + 4.000% 9.4981% 2/16/28 (e)(f)(m)	60,938	60,804
Camelot Finance SA Tranche B, term loan CME Term SOFR 1 Month Index + 3.000% 8.4704% 10/31/26 (e)(f)(m)	45,836	45,859
GTT Communications, Inc. 1LN, term loan CME Term SOFR 3 Month Index + 9.000% 14.4901% 6/30/28 (e)(f)(m)	207,159	130,510
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 4.250% 9.6981% 8/19/28 (e)(f)(m)	530,775	528,121
		765,294
Software - 0.8%
Boxer Parent Co., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.2128% 12/29/28 (e)(f)(m)	1,586,606	1,588,589
ConnectWise LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 8.9704% 9/30/28 (e)(f)(m)	104,733	104,373
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 9.1928% 3/1/29 (e)(f)(m)	1,513,784	1,503,384
MH Sub I LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 9.606% 5/3/28 (e)(f)(m)	895,500	878,960
Polaris Newco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 9.4704% 6/2/28 (e)(f)(m)	312,800	308,186
Project Alpha Intermediate Holding, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 10.0929% 10/26/30 (e)(f)(m)	580,000	581,931
Proofpoint, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8.7128% 8/31/28 (e)(f)(m)	2,334,913	2,332,485
RealPage, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.4628% 4/22/28 (e)(f)(m)	303,025	300,261
Ukg, Inc.:
1LN, term loan CME Term SOFR 3 Month Index + 3.250% 8.7643% 5/4/26 (e)(f)(m)	1,817,560	1,820,523
2LN, term loan CME Term SOFR 3 Month Index + 5.250% 10.7643% 5/3/27 (e)(f)(m)	650,000	650,117
Veritas U.S., Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 10.4704% 9/1/25 (e)(f)(m)	492,197	407,805
VS Buyer LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 8.706% 2/28/27 (e)(f)(m)	1,136,162	1,137,583
		11,614,197
TOTAL INFORMATION TECHNOLOGY		12,475,950
MATERIALS - 0.3%
Chemicals - 0.1%
Avient Corp. Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 7.8902% 8/29/29 (e)(f)(m)	28,011	28,046
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 3 Month Index + 4.370% 9.7651% 10/4/29 (e)(f)(m)	903,175	888,986
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.3598% 11/9/28 (e)(f)(m)	166,600	166,090
W.R. Grace Holding LLC Tranche B 1LN, term loan CME Term SOFR 3 Month Index + 3.750% 9.3598% 9/22/28 (e)(f)(m)	705,924	707,061
		1,790,183
Containers & Packaging - 0.2%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 9.631% 4/13/29 (e)(f)(m)	2,873,861	2,883,431
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan CME TERM SOFR 6 MONTH INDEX + 4.750% 10.476% 2/9/26 (e)(f)(m)	77,800	72,987
		2,956,418
Metals & Mining - 0.0%
Arsenal AIC Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 9.856% 8/18/30 (e)(f)(m)	79,800	80,024
TOTAL MATERIALS		4,826,625
TOTAL BANK LOAN OBLIGATIONS (Cost $41,799,233)		41,299,461

Fixed-Income Funds - 5.3%
	Shares	Value ($)
Fidelity Floating Rate Central Fund (n) (Cost $75,440,714)	760,809	74,970,126

Preferred Securities - 4.5%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
CAS Capital No 1 Ltd. 4% (Reg. S) (e)(o)		800,000	704,963
Orange SA 5.375% (Reg. S) (e)(o)	EUR	700,000	837,309
			1,542,272
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV:
4.375% (Reg. S) (e)(o)	EUR	2,200,000	2,279,320
7.875% (Reg. S) (e)(o)	EUR	300,000	380,776
			2,660,096
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Cosan Overseas Ltd. 8.25% (o)		710,000	713,748
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Energy Transfer LP:
3 month U.S. LIBOR + 4.020% 9.6693% (e)(f)(o)		4,735,000	4,606,863
6.625% (e)(o)		1,515,000	1,302,920
7.125% (e)(o)		2,460,000	2,289,469
Summit Midstream Partners LP 3 month U.S. LIBOR + 7.430% 13.0762% (d)(e)(f)(o)		148,000	122,100
			8,321,352
FINANCIALS - 3.4%
Banks - 3.2%
Banco Do Brasil SA 6.25% (c)(e)(o)		560,000	551,504
Banco Mercantil del Norte SA:
6.75% (c)(e)(o)		545,000	537,592
7.625% (c)(e)(o)		610,000	597,516
Bank of America Corp.:
CME Term SOFR 3 Month Index + 3.390% 8.7737% (e)(f)(o)		5,217,000	5,258,557
5.875% (e)(o)		5,125,000	4,995,812
6.25% (e)(o)		2,910,000	2,942,157
BBVA Bancomer SA Texas Branch:
5.125% 1/18/33 (c)(e)		340,000	314,615
5.35% 11/12/29 (c)(e)		180,000	178,491
8.45% 6/29/38 (c)(e)		310,000	330,696
Citigroup, Inc.:
4.7% (e)(o)		3,805,000	3,614,226
5% (e)(o)		3,245,000	3,199,384
6.3% (e)(o)		270,000	268,425
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (e)(o)		200,000	200,433
JPMorgan Chase & Co.:
CME Term SOFR 3 Month Index + 3.560% 8.9387% (e)(f)(o)		6,524,000	6,679,899
4% (e)(o)		4,005,000	3,801,660
4.6% (e)(o)		2,025,000	1,991,476
5% (e)(o)		1,660,000	1,664,239
6.125% (e)(o)		850,000	851,390
6.75% (e)(o)		400,000	410,415
NBK Tier 1 Financing 2 Ltd. 4.5% (c)(e)(o)		455,000	437,205
NBK Tier 1 Ltd. 3.625% (c)(e)(o)		230,000	210,162
Tinkoff Credit Systems 6% (b)(c)(d)(e)(o)		275,000	13,750
Wells Fargo & Co.:
5.875% (e)(o)		2,600,000	2,579,995
5.9% (e)(o)		3,065,000	3,041,087
			44,670,686
Capital Markets - 0.2%
Goldman Sachs Group, Inc. CME Term SOFR 3 Month Index + 3.130% 8.5047% (e)(f)(o)		2,951,000	2,988,727
Financial Services - 0.0%
OEC Finance Ltd. 7.5% pay-in-kind (c)(o)		2,133	133
TOTAL FINANCIALS			47,659,546
INDUSTRIALS - 0.0%
Marine Transportation - 0.0%
DP World Salaam 6% (Reg. S) (e)(o)		600,000	615,198
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Network i2i Ltd.:
3.975% (c)(e)(o)		315,000	293,120
5.65% (c)(e)(o)		570,000	567,156
			860,276
MATERIALS - 0.1%
Construction Materials - 0.1%
CEMEX S.A.B. de CV:
5.125% (c)(e)(o)		845,000	812,139
9.125% (c)(e)(o)		475,000	506,107
			1,318,246
UTILITIES - 0.0%
Electric Utilities - 0.0%
Enel SpA 6.625% (Reg. S) (e)(o)	EUR	564,000	680,927
TOTAL PREFERRED SECURITIES (Cost $65,428,839)			64,371,661

Money Market Funds - 3.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (p) (Cost $45,426,412)	45,424,432	45,433,517

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (a)	Value ($)
Put Options - 0.0%
Option on an interest rate swap with Citibank N.A. to receive annually a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index and pay a fixed rate of 3.694%, expiring December 2033.	12/12/28	6,800,000	244,560

Call Options - 0.0%
Option on an interest rate swap with Citibank N.A. to receive annually a fixed rate of 3.694% and pay a floating rate based on the U.S. Secured Overnight Fin. Rate (SOFR) Index, expiring December 2033.	12/12/28	6,800,000	318,286

TOTAL PURCHASED SWAPTIONS (Cost $549,780)			562,846

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $1,461,202,968)	1,416,424,317
NET OTHER ASSETS (LIABILITIES) - 0.1%	1,049,774
NET ASSETS - 100.0%	1,417,474,091

TBA Sale Commitments
	Principal Amount (a)	Value ($)
Ginnie Mae
6.5% 1/1/54	(2,625,000)	(2,686,603)

Uniform Mortgage Backed Securities
2% 1/1/54	(2,200,000)	(1,798,878)
2% 1/1/54	(2,800,000)	(2,289,481)
2.5% 1/1/54	(1,600,000)	(1,362,750)
2.5% 1/1/54	(3,400,000)	(2,895,844)
2.5% 1/1/54	(1,400,000)	(1,192,406)
3.5% 1/1/54	(1,200,000)	(1,101,563)
3.5% 1/1/54	(700,000)	(642,578)
3.5% 1/1/54	(350,000)	(321,289)
4.5% 1/1/54	(400,000)	(388,062)
5% 1/1/54	(400,000)	(396,000)
5% 1/1/54	(1,500,000)	(1,484,999)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(13,873,850)

TOTAL TBA SALE COMMITMENTS (Proceeds $16,160,685)		(16,560,453)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
Eurex Euro-Bund Contracts (Germany)	98	Mar 2024	14,845,434	386,952	386,952

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	887	Mar 2024	100,133,984	3,110,504	3,110,504
CBOT 2-Year U.S. Treasury Note Contracts (United States)	389	Mar 2024	80,100,570	801,570	801,570
CBOT 5-Year U.S. Treasury Note Contracts (United States)	3	Mar 2024	326,320	7,252	7,252
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	4	Mar 2024	534,375	48,178	48,178

TOTAL TREASURY CONTRACTS					3,967,504

TOTAL PURCHASED					4,354,456

Sold

Bond Index Contracts
Eurex Euro-BTP Contracts (Germany)	90	Mar 2024	11,838,208	(383,637)	(383,637)

Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	5	Mar 2024	624,688	(38,471)	(38,471)

TOTAL SOLD					(422,108)

TOTAL FUTURES CONTRACTS					3,932,348
The notional amount of futures purchased as a percentage of Net Assets is 13.8%
The notional amount of futures sold as a percentage of Net Assets is 0.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $143,619,939.
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

GBP	375,949	USD	478,791	Brown Brothers Harriman & Co	1/02/24	412
EUR	399,895	USD	442,120	Brown Brothers Harriman & Co	1/03/24	(656)
EUR	337,000	USD	369,099	State Street Bank and Trust Co	1/16/24	3,141
USD	317,171	AUD	464,000	Canadian Imperial Bk. of Comm.	1/16/24	833
USD	3,988,971	AUD	5,948,000	Morgan Stanley Cap. Group, Inc	1/16/24	(66,157)
USD	2,561,322	CAD	3,445,000	Morgan Stanley Cap. Group, Inc	1/16/24	(39,073)
USD	621,386	EUR	566,000	BNP Paribas S.A.	1/16/24	(3,800)
USD	751,531	EUR	687,000	BNP Paribas S.A.	1/16/24	(7,307)
USD	348,985	EUR	318,000	Brown Brothers Harriman & Co	1/16/24	(2,268)
USD	97,651,037	EUR	89,455,000	Morgan Stanley Cap. Group, Inc	1/16/24	(1,158,126)
USD	650,185	EUR	584,000	State Street Bank and Trust Co	1/16/24	5,117
USD	285,929	GBP	224,000	Brown Brothers Harriman & Co	1/16/24	386
USD	673,759	GBP	529,000	Brown Brothers Harriman & Co	1/16/24	(583)
USD	6,916,478	GBP	5,472,000	Morgan Stanley Cap. Group, Inc	1/16/24	(58,948)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(1,327,029)
Unrealized Appreciation						9,889
Unrealized Depreciation						(1,336,918)

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount(2)	Value ($)	Upfront Premium Received/ (Paid) ($)(3)	Unrealized Appreciation/ (Depreciation) ($)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4%	Annual	LCH	Mar 2026	16,833,000	(127,171)	0	(127,171)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.5%	Annual	LCH	Mar 2027	28,834,000	(356,055)	0	(356,055)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.25%	Annual	LCH	Mar 2029	30,000	(540)	0	(540)
U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	4.25%	Annual	LCH	Mar 2031	7,765,000	(178,655)	0	(178,655)
TOTAL INTEREST RATE SWAPS							(662,421)	0	(662,421)

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
TRY	-	Turkish Lira
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $455,247,951 or 32.1% of net assets.

(d)	Non-income producing - Security is in default.
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,758,785 or 0.1% of net assets.

(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,443,486.
(j)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared swaps. At period end, the value of securities pledged amounted to $1,471,301.
(k)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(l)	Non-income producing
(m)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(o)	Security is perpetual in nature with no stated maturity date.
(p)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Chesapeake Energy Corp.	2/10/21	16,014

Jonah Energy Parent LLC 12% 11/5/25	5/05/23	340,856

New Cotai LLC/New Cotai Capital Corp.	9/11/20	1,223,948

Southeastern Grocers, Inc.	6/01/18	287,174

Tricer Holdco SCA	10/16/09 - 12/30/17	286,754

Tricer Holdco SCA Class A1	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A2	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A3	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A4	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A5	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A6	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A7	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A8	10/16/09 - 10/29/09	45,666

Tricer Holdco SCA Class A9	10/16/09 - 10/29/09	45,706

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	81,299,275	406,889,780	442,755,538	2,806,589	1,449	(1,449)	45,433,517	0.1%
Fidelity Floating Rate Central Fund	107,855,301	7,640,453	43,731,874	7,640,454	(3,404,280)	6,610,526	74,970,126	5.0%
Fidelity Securities Lending Cash Central Fund 5.40%	7,087,500	20,375,286	27,462,786	4,543	-	-	-	0.0%
Total	196,242,076	434,905,519	513,950,198	10,451,586	(3,402,831)	6,609,077	120,403,643

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	4,715,009	4,715,009	-	-
Consumer Discretionary	8,521,773	7,891,912	406,269	223,592
Consumer Staples	2,239,659	1,142,256	-	1,097,403
Energy	6,152,998	4,392,488	-	1,760,510
Financials	9,346,414	9,346,256	-	158
Health Care	1,989,518	1,989,518	-	-
Industrials	10,384,117	10,379,594	-	4,523
Information Technology	18,773,321	18,600,446	-	172,875
Materials	2,883,476	2,883,476	-	-
Utilities	3,714,226	3,712,546	-	1,680

Corporate Bonds	540,303,904	-	538,882,921	1,420,983

U.S. Government and Government Agency Obligations	339,218,690	-	339,218,690	-

U.S. Government Agency - Mortgage Securities	42,678,472	-	42,678,472	-

Collateralized Mortgage Obligations	19,164,730	-	19,164,730	-

Commercial Mortgage Securities	32,126,125	-	32,126,125	-

Foreign Government and Government Agency Obligations	147,574,274	-	147,574,274	-

Bank Loan Obligations	41,299,461	-	40,361,998	937,463

Fixed-Income Funds	74,970,126	74,970,126	-	-

Preferred Securities	64,371,661	-	64,357,911	13,750

Money Market Funds	45,433,517	45,433,517	-	-

Purchased Swaptions	562,846	-	562,846	-
Total Investments in Securities:	1,416,424,317	185,457,144	1,225,334,236	5,632,937
Derivative Instruments: Assets
Futures Contracts	4,354,456	4,354,456	-	-
Forward Foreign Currency Contracts	9,889	-	9,889	-
Total Assets	4,364,345	4,354,456	9,889	-
Liabilities
Futures Contracts	(422,108)	(422,108)	-	-
Forward Foreign Currency Contracts	(1,336,918)	-	(1,336,918)	-
Swaps	(662,421)	-	(662,421)	-
Total Liabilities	(2,421,447)	(422,108)	(1,999,339)	-
Total Derivative Instruments:	1,942,898	3,932,348	(1,989,450)	-
Other Financial Instruments:
TBA Sale Commitments	(16,560,453)	-	(16,560,453)	-
Total Other Financial Instruments:	(16,560,453)	-	(16,560,453)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Foreign Exchange Risk
Forward Foreign Currency Contracts (a)	9,889	(1,336,918)
Total Foreign Exchange Risk	9,889	(1,336,918)
Interest Rate Risk
Futures Contracts (b)	4,354,456	(422,108)
Purchased Swaptions (c)	562,846	0
Swaps (d)	0	(662,421)
Total Interest Rate Risk	4,917,302	(1,084,529)
Total Value of Derivatives	4,927,191	(2,421,447)

(a)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(c)Gross value is presented in the Statement of Assets and Liabilities in the Investments in Securities at value line-item.

(d)For centrally cleared swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared swaps is included in receivable or payable for daily variation margin on centrally cleared swaps, and the net cumulative appreciation (depreciation) for centrally cleared swaps is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,340,335,842)	$1,296,020,674
Fidelity Central Funds (cost $120,867,126)	120,403,643

Total Investment in Securities (cost $1,461,202,968)		$1,416,424,317
Segregated cash with brokers for derivative instruments		210,851
Cash		762,613
Foreign currency held at value (cost $44,477)		44,555
Receivable for investments sold		676,356
Receivable for TBA sale commitments		16,160,685
Unrealized appreciation on forward foreign currency contracts		9,889
Receivable for fund shares sold		193,685
Dividends receivable		40,757
Interest receivable		16,168,698
Distributions receivable from Fidelity Central Funds		214,609
Receivable for daily variation margin on futures contracts		364,373
Prepaid expenses		1,264
Other receivables		334
Total assets		1,451,272,986
Liabilities
Payable for investments purchased
Regular delivery	$5,586,422
Delayed delivery	8,262,695
TBA sale commitments, at value	16,560,453
Unrealized depreciation on forward foreign currency contracts	1,336,918
Payable for fund shares redeemed	984,878
Accrued management fee	645,026
Distribution and service plan fees payable	117,247
Payable for daily variation margin on centrally cleared swaps	33,158
Other affiliated payables	142,707
Other payables and accrued expenses	129,391
Total Liabilities		33,798,895
Net Assets		$1,417,474,091
Net Assets consist of:
Paid in capital		$1,522,830,798
Total accumulated earnings (loss)		(105,356,707)
Net Assets		$1,417,474,091

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value, offering price and redemption price per share ($76,208,783 ÷ 7,269,063 shares)		$10.48
Service Class :
Net Asset Value, offering price and redemption price per share ($1,355,742 ÷ 129,522 shares)		$10.47
Service Class 2 :
Net Asset Value, offering price and redemption price per share ($562,099,392 ÷ 54,303,684 shares)		$10.35
Investor Class :
Net Asset Value, offering price and redemption price per share ($777,810,174 ÷ 74,508,958 shares)		$10.44
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$5,502,567
Interest		56,696,167
Income from Fidelity Central Funds (including $4,543 from security lending)		10,451,586
Total Income		72,650,320
Expenses
Management fee	$7,575,157
Transfer agent fees	1,208,431
Distribution and service plan fees	1,324,302
Accounting fees	474,183
Custodian fees and expenses	44,942
Independent trustees' fees and expenses	4,990
Registration fees	175
Audit	119,247
Legal	71,134
Miscellaneous	12,664
Total expenses before reductions	10,835,225
Expense reductions	(79,206)
Total expenses after reductions		10,756,019
Net Investment income (loss)		61,894,301
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(33,588,721)
Fidelity Central Funds	(3,402,831)
Forward foreign currency contracts	(739,720)
Foreign currency transactions	31,712
Futures contracts	(3,243,696)
Swaps	(532,193)
Total net realized gain (loss)		(41,475,449)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	93,669,975
Fidelity Central Funds	6,609,077
Forward foreign currency contracts	(760,412)
Assets and liabilities in foreign currencies	18,588
Futures contracts	4,054,568
Swaps	(662,421)
TBA Sale commitments	(518,214)
Total change in net unrealized appreciation (depreciation)		102,411,161
Net gain (loss)		60,935,712
Net increase (decrease) in net assets resulting from operations		$122,830,013
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,894,301	$50,537,551
Net realized gain (loss)	(41,475,449)	(29,232,044)
Change in net unrealized appreciation (depreciation)	102,411,161	(210,771,681)
Net increase (decrease) in net assets resulting from operations	122,830,013	(189,466,174)
Distributions to shareholders	(60,369,827)	(50,844,461)
Distributions to shareholders from tax return of capital	-	(2,030,056)

Total Distributions	(60,369,827)	(52,874,517)
Share transactions - net increase (decrease)	(22,362,620)	(71,296,973)
Total increase (decrease) in net assets	40,097,566	(313,637,664)

Net Assets
Beginning of period	1,377,376,525	1,691,014,189
End of period	$1,417,474,091	$1,377,376,525

Financial Highlights
VIP Strategic Income Portfolio Initial Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.02	$11.74	$11.81	$11.45	$10.75
Income from Investment Operations
Net investment income (loss) A,B	.475	.377	.327	.380	.421
Net realized and unrealized gain (loss)	.460	(1.690)	.113	.477	.749
Total from investment operations	.935	(1.313)	.440	.857	1.170
Distributions from net investment income	(.475)	(.380)	(.320)	(.385)	(.385)
Distributions from net realized gain	-	(.011)	(.190)	(.112)	(.085)
Distributions from tax return of capital	-	(.016)	-	-	-
Total distributions	(.475)	(.407)	(.510)	(.497)	(.470)
Net asset value, end of period	$10.48	$10.02	$11.74	$11.81	$11.45
Total Return C,D	9.41%	(11.26)%	3.74%	7.52%	10.89%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.67%	.67%	.66%	.67%	.67%
Expenses net of fee waivers, if any	.67%	.66%	.66%	.67%	.67%
Expenses net of all reductions	.66%	.66%	.66%	.66%	.66%
Net investment income (loss)	4.59%	3.52%	2.72%	3.32%	3.67%
Supplemental Data
Net assets, end of period (000 omitted)	$76,209	$71,244	$84,605	$79,320	$83,769
Portfolio turnover rate G	78%	75%	103%	116%	144%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Strategic Income Portfolio Service Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.00	$11.73	$11.81	$11.42	$10.72
Income from Investment Operations
Net investment income (loss) A,B	.464	.356	.315	.371	.409
Net realized and unrealized gain (loss)	.470	(1.682)	.105	.489	.750
Total from investment operations	.934	(1.326)	.420	.860	1.159
Distributions from net investment income	(.464)	(.377)	(.310)	(.358)	(.374)
Distributions from net realized gain	-	(.011)	(.190)	(.112)	(.085)
Distributions from tax return of capital	-	(.016)	-	-	-
Total distributions	(.464)	(.404)	(.500)	(.470)	(.459)
Net asset value, end of period	$10.47	$10.00	$11.73	$11.81	$11.42
Total Return C,D	9.42%	(11.38)%	3.57%	7.56%	10.82%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.77%	.77%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.77%	.76%	.76%	.77%	.77%
Expenses net of all reductions	.76%	.76%	.76%	.77%	.76%
Net investment income (loss)	4.49%	3.42%	2.62%	3.21%	3.57%
Supplemental Data
Net assets, end of period (000 omitted)	$1,356	$1,446	$502	$426	$1,945
Portfolio turnover rate G	78%	75%	103%	116%	144%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Strategic Income Portfolio Service Class 2

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.90	$11.61	$11.69	$11.34	$10.65
Income from Investment Operations
Net investment income (loss) A,B	.443	.346	.293	.348	.389
Net realized and unrealized gain (loss)	.458	(1.675)	.108	.471	.745
Total from investment operations	.901	(1.329)	.401	.819	1.134
Distributions from net investment income	(.451)	(.355)	(.292)	(.357)	(.359)
Distributions from net realized gain	-	(.011)	(.189)	(.112)	(.085)
Distributions from tax return of capital	-	(.015)	-	-	-
Total distributions	(.451)	(.381)	(.481)	(.469)	(.444)
Net asset value, end of period	$10.35	$9.90	$11.61	$11.69	$11.34
Total Return C,D	9.18%	(11.52)%	3.44%	7.25%	10.66%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.92%	.92%	.91%	.92%	.92%
Expenses net of fee waivers, if any	.92%	.91%	.91%	.92%	.92%
Expenses net of all reductions	.91%	.91%	.91%	.91%	.91%
Net investment income (loss)	4.34%	3.27%	2.47%	3.07%	3.42%
Supplemental Data
Net assets, end of period (000 omitted)	$562,099	$507,410	$619,208	$534,029	$502,859
Portfolio turnover rate G	78%	75%	103%	116%	144%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Strategic Income Portfolio Investor Class

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.98	$11.70	$11.77	$11.41	$10.71
Income from Investment Operations
Net investment income (loss) A,B	.470	.372	.322	.375	.416
Net realized and unrealized gain (loss)	.462	(1.689)	.114	.478	.750
Total from investment operations	.932	(1.317)	.436	.853	1.166
Distributions from net investment income	(.472)	(.376)	(.316)	(.381)	(.381)
Distributions from net realized gain	-	(.011)	(.190)	(.112)	(.085)
Distributions from tax return of capital	-	(.016)	-	-	-
Total distributions	(.472)	(.403)	(.506)	(.493)	(.466)
Net asset value, end of period	$10.44	$9.98	$11.70	$11.77	$11.41
Total Return C,D	9.42%	(11.33)%	3.72%	7.51%	10.89%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.70%	.70%	.69%	.70%	.70%
Expenses net of fee waivers, if any	.70%	.70%	.69%	.70%	.70%
Expenses net of all reductions	.70%	.70%	.69%	.70%	.70%
Net investment income (loss)	4.56%	3.49%	2.69%	3.28%	3.63%
Supplemental Data
Net assets, end of period (000 omitted)	$777,810	$797,276	$986,699	$944,625	$969,943
Portfolio turnover rate G	78%	75%	103%	116%	144%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Strategic Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund+	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, defaulted bonds, market discount, contingent interest, partnerships, capital loss carryforwards and losses deferred due to wash sales and futures transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$48,573,893
Gross unrealized depreciation	(91,427,781)
Net unrealized appreciation (depreciation)	$(42,853,888)
Tax Cost	$1,454,891,278

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$322,331
Capital loss carryforward	$(62,038,124)
Net unrealized appreciation (depreciation) on securities and other investments	$(43,640,273)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(31,754,523)
Long-term	(30,283,601)
Total capital loss carryforward	$(62,038,124)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$60,369,827	$ 49,257,947
Long-term Capital Gains	-	1,586,514
Tax Return of Capital	-	2,030,056
Total	$60,369,827	$ 52,874,517

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts and options, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
VIP Strategic Income Portfolio
Foreign Exchange Risk
Forward Foreign Currency Contracts	(739,720)	(760,412)
Total Foreign Exchange Risk	(739,720)	(760,412)
Interest Rate Risk
Futures Contracts	(3,243,696)	4,054,568
Purchased Options	-	13,066
Swaps	(532,193)	(662,421)
Total Interest Rate Risk	(3,775,889)	3,405,213
Totals	(4,515,609)	2,644,801

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared swaps are recorded periodically throughout the term of the swap to variation margin and included in total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. A fund enters into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Strategic Income Portfolio	645,745,429	648,927,184

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,401
Service Class 2	1,322,901
$1,324,302
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$49,927.07
Service Class	952.07
Service Class 2	359,829.07
Investor Class	797,723.10
	$1,208,431

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
VIP Strategic Income Portfolio	0.0341%

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Strategic Income Portfolio	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Initial Class	.63
Service Class	.63
Service Class 2.63
Investor Class	.66

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) will be amended to provide that the investment adviser will pay FIA monthly fees at an annual rate of 0.30% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Strategic Income Portfolio	$283

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Strategic Income Portfolio	1,240,484	492,976	(75,047)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Strategic Income Portfolio	$2,520
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Strategic Income Portfolio	$374	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $34,619.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $44,587.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2023	Year ended December 31, 2022
VIP Strategic Income Portfolio
Distributions to shareholders
Initial Class	$3,335,055	$2,695,437
Service Class	57,420	53,232
Service Class 2	23,409,961	18,183,982
Investor Class	33,567,391	29,911,810
Total	$ 60,369,827	$ 50,844,461
Tax Return of Capital
Initial Class	$-	$107,840
Service Class	-	2,174
Service Class 2	-	725,296
Investor Class	-	1,194,746
Total	$-	$ 2,030,056
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2023	Year ended December 31, 2022
VIP Strategic Income Portfolio
Initial Class
Shares sold	1,126,735	841,064	$11,661,824	$9,090,677
Reinvestment of distributions	323,478	273,477	3,335,055	2,803,277
Shares redeemed	(1,291,573)	(1,209,024)	(13,368,273)	(13,041,616)
Net increase (decrease)	158,640	(94,483)	$1,628,606	$(1,147,662)
Service Class
Shares sold	22,215	128,171	$228,491	$1,341,550
Reinvestment of distributions	4,609	4,346	47,426	44,389
Shares redeemed	(41,831)	(30,817)	(428,837)	(320,481)
Net increase (decrease)	(15,007)	101,700	$(152,920)	$1,065,458
Service Class 2
Shares sold	6,808,643	6,071,749	$69,518,676	$64,807,255
Reinvestment of distributions	2,299,603	1,866,053	23,409,961	18,909,278
Shares redeemed	(6,054,876)	(10,027,902)	(61,741,063)	(105,870,834)
Net increase (decrease)	3,053,370	(2,090,100)	$31,187,574	$(22,154,301)
Investor Class
Shares sold	2,067,578	3,624,468	$21,381,691	$38,688,016
Reinvestment of distributions	3,271,676	3,046,031	33,567,391	31,106,556
Shares redeemed	(10,723,998)	(11,134,435)	(109,974,962)	(118,855,040)
Net increase (decrease)	(5,384,744)	(4,463,936)	$(55,025,880)	$(49,060,468)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Strategic Income Portfolio	58%	2	23%

13. Credit Risk.
The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and Shareholders of VIP Strategic Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Strategic Income Portfolio (one of the funds constituting Variable Insurance Products Fund V, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President or Director of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023
VIP Strategic Income Portfolio
Initial Class	.66%
Actual		$ 1,000	$ 1,054.10	$ 3.42
Hypothetical-B		$ 1,000	$ 1,021.88	$ 3.36
Service Class	.76%
Actual		$ 1,000	$ 1,054.20	$ 3.94
Hypothetical-B		$ 1,000	$ 1,021.37	$ 3.87
Service Class 2	.91%
Actual		$ 1,000	$ 1,053.50	$ 4.71
Hypothetical-B		$ 1,000	$ 1,020.62	$ 4.63
Investor Class	.70%
Actual		$ 1,000	$ 1,055.10	$ 3.63
Hypothetical-B		$ 1,000	$ 1,021.68	$ 3.57

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 13.11% of the dividend distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $55,566,093 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Initial Class designates 1%; Service Class designates 1%; Service Class 2 designates 2%; and Investor Class designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Strategic Income Portfolio
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Investor Class); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio of Investor Class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Investor Class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Investor Class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Investor Class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group").
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund's Investor Class ranked below the competitive median of the similar sales load structure group for 2022 and above the competitive median of the total expense asset size peer group for 2022.

The Board considered that when compared to a subset of classes within the total expense asset size peer group that have a multi-sector income objective, Investor Class was equal to the median. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure that the others, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.796350.121
VIPSI-ANN-0224
Fidelity® Variable Insurance Products:

VIP Freedom Lifetime Income® I Portfolio
VIP Freedom Lifetime Income® II Portfolio
VIP Freedom Lifetime Income® III Portfolio

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
VIP Freedom Lifetime Income® I Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom Lifetime Income® II Portfolio
Investment Summary
Schedule of Investments
Financial Statements
VIP Freedom Lifetime Income® III Portfolio
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

VIP Freedom Lifetime Income® I Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income I Portfolio	7.89%	3.98%	3.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income I Portfolio on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom Lifetime Income® II Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income II Portfolio	9.80%	5.74%	4.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income II Portfolio on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

VIP Freedom Lifetime Income® III Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
VIP Freedom Lifetime Income III Portfolio	12.73%	7.60%	5.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income III Portfolio on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index and  Bloomberg U.S. Aggregate Bond Index performed over the same period.

Effective January 1, 2023, the fund's benchmark changed from the S&P 500® Index to the Bloomberg U.S. Aggregate Bond Index.

Management's Discussion of Fund Performance
Market Recap:
For the year ending December 31, 2023, continued global economic expansion and a slowing in the pace of inflation contributed to a favorable backdrop for risk assets. After struggling throughout much of 2022, risk assets strongly rebounded the past year, with U.S. large-cap stocks leading, driven by a narrow set of companies in the information technology and communication services sectors amid excitement for generative artificial intelligence. Assets broadly gained in the final two months of 2023 after investor sentiment shifted to a view that policy rates had peaked in most countries following historic monetary tightening by the U.S. Federal Reserve and other central banks.
International equities rose 15.82% for the year, according to the MSCI ACWI (All Country World Index) ex USA Index. Each of six regions advanced, with Europe ex U.K. (+23%) and Japan (+21%) leading, whereas Asia Pacific ex Japan (+7%) lagged by the widest margin. All 11 sectors also advanced, with tech (+37%) and industrials (+24%) faring best, while financials (+17%) also topped the index. Conversely, real estate and consumer staples (+6%) lagged most.
U.S. stocks gained 26.06% in 2023, as measured by the Dow Jones U.S. Total Stock Market Index, with all but two sectors rising. Information technology (+60%), communication services (+53%) and consumer discretionary (+41%) led by the widest margin. Conversely, utilities (-7%) and energy (0%) notably lagged. Growth stocks broadly outpaced value, while larger-caps topped small-caps. Commodities returned -7.91%, according to the Bloomberg Commodity Index Total Return.
U.S. taxable investment-grade bonds gained 5.53% for the year, per the Bloomberg U.S. Aggregate Bond Index, as the Fed slowed the pace of, and eventually paused, interest rate increases, allowing bond values to stabilize. Since March 2022, the Fed has hiked its benchmark interest rate 11 times, by 5.25 percentage points, while allowing up to billions in bonds to mature each month without investing the proceeds. U.S. investment-grade corporate bonds (+8.18%) topped short-term U.S. Treasuries (+5.15%), while commercial mortgage-backed securities (+5.42%) and agencies (+5.13%) advanced. Outside the index, leveraged loans (+13.72%), U.S. high-yield bonds (+13.47%), emerging-markets debt (+10.45%) and Treasury Inflation-Protected Securities (+3.90%) all gained.
Comments from Co-Portfolio Managers Andrew Dierdorf and Brett Sumsion:
In 2023, Fidelity® VIP Freedom Lifetime Income I Portfolio (+7.89%), Fidelity® VIP Freedom Lifetime Income II Portfolio (+9.80%) and Fidelity® VIP Freedom Lifetime Income III Portfolio (+12.73%) each had a positive return but underperformed its Composite benchmark. Versus Composites, active asset allocation positioning detracted most from the Portfolios' relative results. In particular, an underweight in U.S. equities hurt, given the strong performance of the asset class the past 12 months. Larger-than-Composite exposure to U.S. Treasury inflation-protected securities also weighed on the Portfolios' relative performance. With respect to the performance of the underlying portfolios, investments in U.S. equities detracted overall. For example, an investment in Fidelity® VIP Growth & Income Portfolio hurt most due to the portfolio's 18.61% gain, which trailed the 26.29% result of its benchmark, the S&P 500® index. In contrast, the performance of the underlying non-U.S. equity funds added relative value for the Portfolios, especially an investment in Fidelity® VIP Overseas Portfolio (+20.41%), a developed-markets equities strategy that outpaced its benchmark, the MSCI EAFE Index (+18.49%). An underlying investment in Fidelity® VIP Investment Grade Bond Portfolio also notably contributed, as the fund's 5.88% advance topped that of its benchmark, the Bloomberg U.S. Aggregate Bond Index (+5.53%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Freedom Lifetime Income® I Portfolio
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio Investor Class	39.1
VIP Government Money Market Portfolio Investor Class 5.11%	18.3
Fidelity Inflation-Protected Bond Index Fund	17.1
VIP Overseas Portfolio Investor Class	7.2
VIP Emerging Markets Portfolio Investor Class	5.0
Fidelity Long-Term Treasury Bond Index Fund	3.3
Fidelity International Bond Index Fund	2.5
VIP Growth Portfolio Investor Class	1.7
VIP High Income Portfolio Investor Class	1.7
VIP Growth & Income Portfolio Investor Class	1.1
97.0

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom Lifetime Income® I Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 5.8%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	1,911	92,117
VIP Equity-Income Portfolio Investor Class (a)	3,030	74,699
VIP Growth & Income Portfolio Investor Class (a)	3,820	102,645
VIP Growth Portfolio Investor Class (a)	1,653	152,552
VIP Mid Cap Portfolio Investor Class (a)	648	23,385
VIP Value Portfolio Investor Class (a)	2,735	52,128
VIP Value Strategies Portfolio Investor Class (a)	1,574	25,779
TOTAL DOMESTIC EQUITY FUNDS (Cost $296,074)		523,305

International Equity Funds - 12.2%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	42,583	448,404
VIP Overseas Portfolio Investor Class (a)	25,213	648,231
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $852,069)		1,096,635

Bond Funds - 63.7%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	169,711	1,534,190
Fidelity International Bond Index Fund (a)	24,805	228,203
Fidelity Long-Term Treasury Bond Index Fund (a)	29,593	299,772
VIP High Income Portfolio Investor Class (a)	32,487	148,141
VIP Investment Grade Bond II Portfolio Investor Class (a)	370,303	3,503,069
TOTAL BOND FUNDS (Cost $6,052,876)		5,713,375

Short-Term Funds - 18.3%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 5.11% (a)(b) (Cost $1,637,802)	1,637,802	1,637,802

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $8,838,821)	8,971,117
NET OTHER ASSETS (LIABILITIES) - 0.0%	453
NET ASSETS - 100.0%	8,971,570

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	1,602,387	166,836	239,831	52,374	(32,723)	37,521	1,534,190
Fidelity International Bond Index Fund	238,934	21,705	42,320	6,607	(3,315)	13,199	228,203
Fidelity Long-Term Treasury Bond Index Fund	340,888	92,794	141,151	9,633	(21,701)	28,942	299,772
VIP Contrafund Portfolio Investor Class	93,241	17,368	42,360	3,545	5,516	18,352	92,117
VIP Emerging Markets Portfolio Investor Class	556,990	144,119	295,004	9,600	(9,736)	52,035	448,404
VIP Equity-Income Portfolio Investor Class	83,550	17,908	31,287	3,509	2,427	2,101	74,699
VIP Government Money Market Portfolio Investor Class 5.11%	1,850,919	410,252	623,369	83,806	-	-	1,637,802
VIP Growth & Income Portfolio Investor Class	108,118	24,714	43,492	5,372	6,093	7,212	102,645
VIP Growth Portfolio Investor Class	146,458	33,881	69,161	6,810	5,238	36,136	152,552
VIP High Income Portfolio Investor Class	154,777	12,825	25,954	8,186	(3,268)	9,761	148,141
VIP Investment Grade Bond II Portfolio Investor Class	3,440,806	488,003	494,030	131,523	(17,849)	86,139	3,503,069
VIP Mid Cap Portfolio Investor Class	26,076	3,629	9,222	775	1,154	1,748	23,385
VIP Overseas Portfolio Investor Class	621,537	125,453	218,470	7,749	11,119	108,592	648,231
VIP Value Portfolio Investor Class	60,282	9,900	26,047	2,466	5,178	2,815	52,128
VIP Value Strategies Portfolio Investor Class	29,863	3,851	12,141	1,284	3,003	1,203	25,779
	9,354,826	1,573,238	2,313,839	333,239	(48,864)	405,756	8,971,117

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	523,305	523,305	-	-

International Equity Funds	1,096,635	1,096,635	-	-

Bond Funds	5,713,375	5,713,375	-	-

Short-Term Funds	1,637,802	1,637,802	-	-
Total Investments in Securities:	8,971,117	8,971,117	-	-
VIP Freedom Lifetime Income® I Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $8,838,821)	$8,971,117

Total Investment in Securities (cost $8,838,821)		$8,971,117
Receivable for investments sold		58,161
Total assets		9,029,278
Liabilities
Payable for investments purchased	$57,558
Payable for fund shares redeemed	150
Total Liabilities		57,708
Net Assets		$8,971,570
Net Assets consist of:
Paid in capital		$8,970,312
Total accumulated earnings (loss)		1,258
Net Assets		$8,971,570
Net Asset Value, offering price and redemption price per share ($8,971,570 ÷ 874,747 shares)		$10.26
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$312,238
Expenses
Independent trustees' fees and expenses	$33
Total Expenses		33
Net Investment income (loss)		312,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	(48,864)
Capital gain distributions from underlying funds:
Affiliated issuers	21,001
Total net realized gain (loss)		(27,863)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	405,756
Total change in net unrealized appreciation (depreciation)		405,756
Net gain (loss)		377,893
Net increase (decrease) in net assets resulting from operations		$690,098
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$312,205	$262,913
Net realized gain (loss)	(27,863)	(145,017)
Change in net unrealized appreciation (depreciation)	405,756	(1,490,545)
Net increase (decrease) in net assets resulting from operations	690,098	(1,372,649)
Distributions to shareholders	(389,059)	(659,209)

Share transactions
Proceeds from sales of shares	104,164	50,080
Reinvestment of distributions	389,059	659,209
Cost of shares redeemed	(1,177,520)	(1,256,925)

Net increase (decrease) in net assets resulting from share transactions	(684,297)	(547,636)
Total increase (decrease) in net assets	(383,258)	(2,579,494)

Net Assets
Beginning of period	9,354,828	11,934,322
End of period	$8,971,570	$9,354,828

Other Information
Shares
Sold	10,652	5,003
Issued in reinvestment of distributions	38,331	60,681
Redeemed	(116,500)	(116,950)
Net increase (decrease)	(67,517)	(51,266)

Financial Highlights
VIP Freedom Lifetime Income I Portfolio

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.93	$12.01	$12.11	$11.49	$10.57
Income from Investment Operations
Net investment income (loss) A,B	.35	.27	.22	.15	.24
Net realized and unrealized gain (loss)	.42	(1.66)	.17	1.02	1.05
Total from investment operations	.77	(1.39)	.39	1.17	1.29
Distributions from net investment income	(.44)	(.24)	(.13)	(.16)	(.25)
Distributions from net realized gain	-	(.45)	(.36)	(.39)	(.12)
Total distributions	(.44)	(.69)	(.49)	(.55)	(.37)
Net asset value, end of period	$10.26	$9.93	$12.01	$12.11	$11.49
Total Return C,D	7.89%	(12.01)%	3.26%	10.44%	12.28%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	3.43%	2.59%	1.83%	1.29%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$8,972	$9,355	$11,934	$12,553	$12,606
Portfolio turnover rate H	17%	63%	18%	26%	19%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom Lifetime Income® II Portfolio
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio Investor Class	35.6
Fidelity Inflation-Protected Bond Index Fund	15.6
VIP Government Money Market Portfolio Investor Class 5.11%	11.9
VIP Overseas Portfolio Investor Class	10.3
VIP Emerging Markets Portfolio Investor Class	6.2
Fidelity Long-Term Treasury Bond Index Fund	3.7
VIP Growth Portfolio Investor Class	3.6
Fidelity International Bond Index Fund	2.8
VIP Growth & Income Portfolio Investor Class	2.4
VIP Contrafund Portfolio Investor Class	2.2
94.3

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom Lifetime Income® II Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 12.2%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	11,719	564,839
VIP Equity-Income Portfolio Investor Class (a)	18,582	458,039
VIP Growth & Income Portfolio Investor Class (a)	23,424	629,391
VIP Growth Portfolio Investor Class (a)	10,134	935,401
VIP Mid Cap Portfolio Investor Class (a)	3,972	143,385
VIP Value Portfolio Investor Class (a)	16,770	319,630
VIP Value Strategies Portfolio Investor Class (a)	9,650	158,070
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,773,356)		3,208,755

International Equity Funds - 16.5%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	154,870	1,630,777
VIP Overseas Portfolio Investor Class (a)	105,379	2,709,299
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $3,278,229)		4,340,076

Bond Funds - 59.4%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	453,368	4,098,444
Fidelity International Bond Index Fund (a)	81,380	748,692
Fidelity Long-Term Treasury Bond Index Fund (a)	95,659	969,030
VIP High Income Portfolio Investor Class (a)	95,364	434,858
VIP Investment Grade Bond II Portfolio Investor Class (a)	991,933	9,383,686
TOTAL BOND FUNDS (Cost $16,646,038)		15,634,710

Short-Term Funds - 11.9%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 5.11% (a)(b) (Cost $3,140,564)	3,140,564	3,140,564

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $24,838,187)	26,324,105
NET OTHER ASSETS (LIABILITIES) - 0.0%	869
NET ASSETS - 100.0%	26,324,974

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	4,035,212	541,304	484,370	139,027	(74,086)	80,384	4,098,444
Fidelity International Bond Index Fund	764,189	77,597	124,725	21,489	(9,785)	41,416	748,692
Fidelity Long-Term Treasury Bond Index Fund	1,060,806	265,306	375,647	30,837	(85,974)	104,539	969,030
VIP Contrafund Portfolio Investor Class	597,914	40,602	224,087	21,980	48,909	101,501	564,839
VIP Emerging Markets Portfolio Investor Class	1,934,511	419,104	866,572	34,792	(34,624)	178,358	1,630,777
VIP Equity-Income Portfolio Investor Class	535,771	64,286	169,563	21,560	19,247	8,298	458,039
VIP Government Money Market Portfolio Investor Class 5.11%	3,236,421	1,066,221	1,162,078	155,000	-	-	3,140,564
VIP Growth & Income Portfolio Investor Class	693,299	93,971	240,704	33,097	56,812	26,013	629,391
VIP Growth Portfolio Investor Class	939,139	130,880	394,734	42,160	25,511	234,605	935,401
VIP High Income Portfolio Investor Class	435,281	38,404	56,858	23,895	(6,285)	24,316	434,858
VIP Investment Grade Bond II Portfolio Investor Class	8,627,326	1,509,622	918,892	347,060	(13,670)	179,300	9,383,686
VIP Mid Cap Portfolio Investor Class	167,204	11,905	53,672	4,776	5,901	12,047	143,385
VIP Overseas Portfolio Investor Class	2,681,706	357,889	827,415	32,358	88,412	408,707	2,709,299
VIP Value Portfolio Investor Class	386,552	30,357	147,216	15,153	36,085	13,852	319,630
VIP Value Strategies Portfolio Investor Class	191,485	13,460	73,159	7,904	16,684	9,600	158,070
	26,286,816	4,660,908	6,119,692	931,088	73,137	1,422,936	26,324,105

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	3,208,755	3,208,755	-	-

International Equity Funds	4,340,076	4,340,076	-	-

Bond Funds	15,634,710	15,634,710	-	-

Short-Term Funds	3,140,564	3,140,564	-	-
Total Investments in Securities:	26,324,105	26,324,105	-	-
VIP Freedom Lifetime Income® II Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $24,838,187)	$26,324,105

Total Investment in Securities (cost $24,838,187)		$26,324,105
Cash		6
Receivable for investments sold		206,858
Total assets		26,530,969
Liabilities
Payable for investments purchased	$205,552
Payable for fund shares redeemed	443
Total Liabilities		205,995
Net Assets		$26,324,974
Net Assets consist of:
Paid in capital		$24,843,354
Total accumulated earnings (loss)		1,481,620
Net Assets		$26,324,974
Net Asset Value, offering price and redemption price per share ($26,324,974 ÷ 2,255,839 shares)		$11.67
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$804,685
Expenses
Independent trustees' fees and expenses	$95
Total Expenses		95
Net Investment income (loss)		804,590
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	73,137
Capital gain distributions from underlying funds:
Affiliated issuers	126,403
Total net realized gain (loss)		199,540
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	1,422,936
Total change in net unrealized appreciation (depreciation)		1,422,936
Net gain (loss)		1,622,476
Net increase (decrease) in net assets resulting from operations		$2,427,066
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$804,590	$691,923
Net realized gain (loss)	199,540	(274,311)
Change in net unrealized appreciation (depreciation)	1,422,936	(4,891,672)
Net increase (decrease) in net assets resulting from operations	2,427,066	(4,474,060)
Distributions to shareholders	(992,391)	(2,566,314)

Share transactions
Proceeds from sales of shares	18,065	499,930
Reinvestment of distributions	992,391	2,566,314
Cost of shares redeemed	(2,406,984)	(2,989,209)

Net increase (decrease) in net assets resulting from share transactions	(1,396,528)	77,035
Total increase (decrease) in net assets	38,147	(6,963,339)

Net Assets
Beginning of period	26,286,827	33,250,166
End of period	$26,324,974	$26,286,827

Other Information
Shares
Sold	1,650	44,136
Issued in reinvestment of distributions	86,461	208,576
Redeemed	(212,331)	(254,355)
Net increase (decrease)	(124,220)	(1,643)

Financial Highlights
VIP Freedom Lifetime Income II Portfolio

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.04	$13.96	$13.83	$12.98	$11.78
Income from Investment Operations
Net investment income (loss) A,B	.35	.29	.25	.16	.26
Net realized and unrealized gain (loss)	.72	(2.12)	.60	1.44	1.65
Total from investment operations	1.07	(1.83)	.85	1.60	1.91
Distributions from net investment income	(.44)	(.26)	(.15)	(.17)	(.27)
Distributions from net realized gain	-	(.83)	(.57)	(.58)	(.44)
Total distributions	(.44)	(1.09)	(.72)	(.75)	(.71)
Net asset value, end of period	$11.67	$11.04	$13.96	$13.83	$12.98
Total Return C,D	9.80%	(13.83)%	6.27%	12.78%	16.58%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	3.07%	2.43%	1.78%	1.29%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$26,325	$26,287	$33,250	$34,232	$33,602
Portfolio turnover rate H	18%	63%	23%	33%	24%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Freedom Lifetime Income® III Portfolio
Investment Summary December 31, 2023 (Unaudited)
The information in the following tables is based on the direct Investments of the Fund.
Top Holdings (% of Fund's net assets)

VIP Investment Grade Bond II Portfolio Investor Class	27.9
VIP Overseas Portfolio Investor Class	15.6
Fidelity Inflation-Protected Bond Index Fund	13.0
VIP Emerging Markets Portfolio Investor Class	8.3
VIP Growth Portfolio Investor Class	6.8
Fidelity Long-Term Treasury Bond Index Fund	5.0
VIP Growth & Income Portfolio Investor Class	4.6
VIP Contrafund Portfolio Investor Class	4.1
Fidelity International Bond Index Fund	3.3
VIP Equity-Income Portfolio Investor Class	3.3
91.9

Asset Allocation (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

VIP Freedom Lifetime Income® III Portfolio
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Domestic Equity Funds - 23.2%
	Shares	Value ($)
VIP Contrafund Portfolio Investor Class (a)	24,288	1,170,699
VIP Equity-Income Portfolio Investor Class (a)	38,512	949,324
VIP Growth & Income Portfolio Investor Class (a)	48,548	1,304,477
VIP Growth Portfolio Investor Class (a)	21,005	1,938,763
VIP Mid Cap Portfolio Investor Class (a)	8,233	297,202
VIP Value Portfolio Investor Class (a)	34,758	662,492
VIP Value Strategies Portfolio Investor Class (a)	20,002	327,639
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,922,977)		6,650,596

International Equity Funds - 23.9%
	Shares	Value ($)
VIP Emerging Markets Portfolio Investor Class (a)	224,732	2,366,432
VIP Overseas Portfolio Investor Class (a)	173,861	4,469,968
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $5,308,622)		6,836,400

Bond Funds - 50.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	413,137	3,734,763
Fidelity International Bond Index Fund (a)	103,758	954,574
Fidelity Long-Term Treasury Bond Index Fund (a)	141,204	1,430,397
VIP High Income Portfolio Investor Class (a)	103,747	473,088
VIP Investment Grade Bond II Portfolio Investor Class (a)	842,636	7,971,340
TOTAL BOND FUNDS (Cost $15,579,569)		14,564,162

Short-Term Funds - 2.0%
	Shares	Value ($)
VIP Government Money Market Portfolio Investor Class 5.11% (a)(b) (Cost $569,826)	569,826	569,826

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $25,380,994)	28,620,984
NET OTHER ASSETS (LIABILITIES) - 0.0%	154
NET ASSETS - 100.0%	28,621,138

Legend

(a)	Affiliated Fund
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	3,560,576	703,358	532,118	126,046	(76,403)	79,350	3,734,763
Fidelity International Bond Index Fund	944,764	136,678	166,424	27,084	(11,938)	51,494	954,574
Fidelity Long-Term Treasury Bond Index Fund	1,448,780	368,211	405,579	44,652	(90,212)	109,197	1,430,397
VIP Contrafund Portfolio Investor Class	1,156,621	75,035	358,240	44,604	70,998	226,285	1,170,699
VIP Emerging Markets Portfolio Investor Class	2,620,289	526,925	975,886	50,094	(73,055)	268,159	2,366,432
VIP Equity-Income Portfolio Investor Class	1,036,411	114,264	255,570	44,302	22,067	32,152	949,324
VIP Government Money Market Portfolio Investor Class 5.11%	568,132	650,444	648,750	32,450	-	-	569,826
VIP Growth & Income Portfolio Investor Class	1,341,134	167,130	366,418	67,770	70,265	92,366	1,304,477
VIP Growth Portfolio Investor Class	1,816,680	245,438	637,947	86,011	33,805	480,787	1,938,763
VIP High Income Portfolio Investor Class	460,361	61,137	67,385	25,867	(6,528)	25,503	473,088
VIP Investment Grade Bond II Portfolio Investor Class	7,074,624	1,707,164	949,986	289,348	(17,980)	157,518	7,971,340
VIP Mid Cap Portfolio Investor Class	323,440	26,411	88,325	9,773	10,258	25,418	297,202
VIP Overseas Portfolio Investor Class	4,298,505	463,091	1,087,884	53,046	81,017	715,239	4,469,968
VIP Value Portfolio Investor Class	747,753	56,414	240,776	31,141	53,085	46,016	662,492
VIP Value Strategies Portfolio Investor Class	370,411	31,505	127,099	16,195	31,363	21,459	327,639
	27,768,481	5,333,205	6,908,387	948,383	96,742	2,330,943	28,620,984

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Domestic Equity Funds	6,650,596	6,650,596	-	-

International Equity Funds	6,836,400	6,836,400	-	-

Bond Funds	14,564,162	14,564,162	-	-

Short-Term Funds	569,826	569,826	-	-
Total Investments in Securities:	28,620,984	28,620,984	-	-
VIP Freedom Lifetime Income® III Portfolio
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Affiliated issuers (cost $25,380,994)	$28,620,984

Total Investment in Securities (cost $25,380,994)		$28,620,984
Cash		4
Receivable for investments sold		232,412
Total assets		28,853,400
Liabilities
Payable for investments purchased	$231,788
Payable for fund shares redeemed	474
Total Liabilities		232,262
Net Assets		$28,621,138
Net Assets consist of:
Paid in capital		$25,195,507
Total accumulated earnings (loss)		3,425,631
Net Assets		$28,621,138
Net Asset Value, offering price and redemption price per share ($28,621,138 ÷ 2,249,896 shares)		$12.72
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends:
Affiliated issuers		$693,027
Expenses
Independent trustees' fees and expenses	$101
Total Expenses		101
Net Investment income (loss)		692,926
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Affiliated issuers	96,742
Capital gain distributions from underlying funds:
Affiliated issuers	255,356
Total net realized gain (loss)		352,098
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Affiliated issuers	2,330,943
Total change in net unrealized appreciation (depreciation)		2,330,943
Net gain (loss)		2,683,041
Net increase (decrease) in net assets resulting from operations		$3,375,967
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$692,926	$660,874
Net realized gain (loss)	352,098	(202,516)
Change in net unrealized appreciation (depreciation)	2,330,943	(6,126,268)
Net increase (decrease) in net assets resulting from operations	3,375,967	(5,667,910)
Distributions to shareholders	(855,343)	(3,172,095)

Share transactions
Proceeds from sales of shares	91,608	227,663
Reinvestment of distributions	855,343	3,172,095
Cost of shares redeemed	(2,614,932)	(2,925,814)

Net increase (decrease) in net assets resulting from share transactions	(1,667,981)	473,944
Total increase (decrease) in net assets	852,643	(8,366,061)

Net Assets
Beginning of period	27,768,495	36,134,556
End of period	$28,621,138	$27,768,495

Other Information
Shares
Sold	7,857	19,322
Issued in reinvestment of distributions	69,067	240,398
Redeemed	(214,663)	(235,700)
Net increase (decrease)	(137,739)	24,020

Financial Highlights
VIP Freedom Lifetime Income III Portfolio

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.63	$15.29	$14.72	$13.53	$11.89
Income from Investment Operations
Net investment income (loss) A,B	.30	.27	.26	.16	.26
Net realized and unrealized gain (loss)	1.17	(2.58)	1.15	1.83	2.11
Total from investment operations	1.47	(2.31)	1.41	1.99	2.37
Distributions from net investment income	(.38)	(.26)	(.16)	(.17)	(.27)
Distributions from net realized gain	-	(1.10)	(.67)	(.62)	(.47)
Total distributions	(.38)	(1.35) C	(.84) C	(.80) C	(.73) C
Net asset value, end of period	$12.72	$11.63	$15.29	$14.72	$13.53
Total Return D,E	12.73%	(16.04)%	9.78%	15.23%	20.44%
Ratios to Average Net Assets B,F,G
Expenses before reductions H	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any H	-%	-%	-%	-%	-%
Expenses net of all reductions H	-%	-%	-%	-%	-%
Net investment income (loss)	2.47%	2.18%	1.73%	1.24%	2.02%
Supplemental Data
Net assets, end of period (000 omitted)	$28,621	$27,768	$36,135	$35,275	$33,018
Portfolio turnover rate I	19%	61%	28%	35%	26%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds) are funds of Variable Insurance Products Fund V (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.
2. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Freedom Lifetime Income I Portfolio.	$8,888,242	$473,145	$(390,270)	$82,875
VIP Freedom Lifetime Income II Portfolio	24,978,405	2,497,569	(1,151,869)	1,345,700
VIP Freedom Lifetime Income III Portfolio	25,553,726	4,272,933	(1,205,675)	3,067,258

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Lifetime Income I Portfolio.	$58,033	$-	$(139,650)	$82,875
VIP Freedom Lifetime Income II Portfolio	152,323	-	(16,402)	1,345,700
VIP Freedom Lifetime Income III Portfolio	137,486	220,886	-	3,067,258

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
VIP Freedom Lifetime Income I Portfolio.	$(60,164)	$(79,486)	$(139,650)
VIP Freedom Lifetime Income II Portfolio	(16,402)	-	(16,402)

The tax character of distributions paid was as follows:

December 31, 2023
	Ordinary Income	Total
VIP Freedom Lifetime Income I Portfolio.	$389,059	$389,059
VIP Freedom Lifetime Income II Portfolio	992,391	992,391
VIP Freedom Lifetime Income III Portfolio	855,343	855,343

December 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I Portfolio.	$231,236	$427,973	$659,209
VIP Freedom Lifetime Income II Portfolio	613,767	1,952,547	2,566,314
VIP Freedom Lifetime Income III Portfolio	613,473	2,558,622	3,172,095
3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Freedom Lifetime Income I Portfolio	1,573,238	2,313,839
VIP Freedom Lifetime Income II Portfolio	4,660,908	6,119,692
VIP Freedom Lifetime Income III Portfolio	5,333,205	6,908,387
4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in VIP Investment Grade Bond Fund, ("Underlying Fund") for investments and cash and non-taxable exchanges of those investments and cash for shares of VIP Investment Grade Bond Fund II which is an affiliated investment company managed by FMR. Net realized gain (loss) on the redemptions of the Underlying Fund in connection with the reallocation is included in the accompanying Statements of Changes in Net Assets as "Net realized gain (loss)."

Details of these transactions with the net related gain (loss) for the Funds are presented in the accompanying table:

	Value of Investments and Cash reallocated ($)	Net realized Gain (Loss) on redemptions of Underlying Fund ($)
VIP Freedom Lifetime Income I	3,808,654	(303,778)
VIP Freedom Lifetime Income II	9,362,250	(795,525)
VIP Freedom Lifetime Income III	8,228,729	(785,806)
5. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Freedom Lifetime Income I	100%
VIP Freedom Lifetime Income II	100%
VIP Freedom Lifetime Income III	100%
6. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio and VIP Freedom Lifetime Income III Portfolio (the "Funds"), each a fund of Variable Insurance Products Fund V, including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. If the interests of a fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 314 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President or Director of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

VIP Freedom Lifetime Income® I Portfolio	-%-D
Actual		$ 1,000	$ 1,035.20	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Freedom Lifetime Income® II Portfolio	-%-D
Actual		$ 1,000	$ 1,039.80	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

VIP Freedom Lifetime Income® III Portfolio	-%-D
Actual		$ 1,000	$ 1,047.10	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Freedom Lifetime Income III Portfolio	$220,886
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Freedom Lifetime Income I Portfolio	41.25%
Freedom Lifetime Income II Portfolio	37.02%
Freedom Lifetime Income III Portfolio	29.63%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Freedom Lifetime Income I Portfolio
December 2023	2%
Freedom Lifetime Income II Portfolio
December 2023	4%
Freedom Lifetime Income III Portfolio
December 2023	10%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Freedom Lifetime Income I Portfolio	$249,753
Freedom Lifetime Income II Portfolio	$625,754
Freedom Lifetime Income III Portfolio	$469,631
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Freedom Lifetime Income I Portfolio	12/20/23	$0.0170	$0.0039
Freedom Lifetime Income II Portfolio	12/20/23	$0.0253	$0.0057
Freedom Lifetime Income III Portfolio	12/20/23	$0.0385	$0.0085

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
VIP Freedom Lifetime Income Funds
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) for each fund (the Advisory Contract). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contract before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contract. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in that fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the fact that no fees are payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds and experience of investment personnel, and also considered FMR's implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contract and under separate agreements covering transfer agency, and pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the investment adviser, or reports it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board noted that the funds do not pay FMR a management fee for investment advisory services, and that each fund bears indirectly the fees and expenses, including the management fees, paid by the underlying Fidelity funds in which it invests. In its review of each fund's total expense ratio, the Board considered each fund's all-inclusive (subject to certain limited exceptions) fee rate. the Board noted that each fund invests in a class of shares of the underlying Fidelity fund that does not charge a 12b-1 fee. The Board considered that the funds do not pay transfer agent fees. Instead, the applicable class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that FMR pays all other expenses of each fund, with limited exceptions. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the mapped group that have a similar sales load structure to each fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of each fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to each fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked equal to the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of each fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.
Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints under the group fee arrangement.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contract should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	27,177,001,978.440	96.934
Withheld	859,838,858.810	3.066
TOTAL	28,036,840,837.250	100.000
Jennifer Toolin McAuliffe
Affirmative	27,195,560,961.620	97.000
Withheld	841,279,875.630	3.000
TOTAL	28,036,840,837.250	100.000
Christine J. Thompson
Affirmative	27,201,967,116.110	97.023
Withheld	834,873,721.140	2.977
TOTAL	28,036,840,837.250	100.000
Elizabeth S. Acton
Affirmative	27,175,146,331.170	96.927
Withheld	861,694,506.080	3.073
TOTAL	28,036,840,837.250	100.000
Laura M. Bishop
Affirmative	27,202,605,638.420	97.025
Withheld	834,235,198.830	2.975
TOTAL	28,036,840,837.250	100.000
Ann E. Dunwoody
Affirmative	27,205,486,612.810	97.035
Withheld	831,354,224.440	2.965
TOTAL	28,036,840,837.250	100.000
John Engler
Affirmative	27,128,488,596.070	96.761
Withheld	908,352,241.180	3.239
TOTAL	28,036,840,837.250	100.000
Robert F. Gartland
Affirmative	27,214,871,108.250	97.069
Withheld	821,969,729.000	2.931
TOTAL	28,036,840,837.250	100.000
Robert W. Helm
Affirmative	27,228,842,422.890	97.119
Withheld	807,998,414.360	2.881
TOTAL	28,036,840,837.250	100.000
Arthur E. Johnson
Affirmative	27,126,686,443.000	96.754
Withheld	910,154,394.250	3.246
TOTAL	28,036,840,837.250	100.000
Michael E. Kenneally
Affirmative	27,196,658,129.190	97.004
Withheld	840,182,708.060	2.996
TOTAL	28,036,840,837.250	100.000
Mark A. Murray
Affirmative	27,235,979,107.110	97.144
Withheld	800,861,730.140	2.856
TOTAL	28,036,840,837.250	100.000
Carol J. Zierhoffer
Affirmative	27,222,853,514.590	97.097
Withheld	813,987,322.660	2.903
TOTAL	28,036,840,837.250	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.816199.118
VIPFLI-ANN-0224

Item 2.

Code of Ethics

As of the end of the period, December 31, 2023, Variable Insurance Products Fund V (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Asset Manager Growth Portfolio, VIP Asset Manager Portfolio, VIP Bond Index Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio, VIP Freedom 2050 Portfolio, VIP Freedom 2055 Portfolio, VIP Freedom 2060 Portfolio, VIP Freedom 2065 Portfolio, VIP Freedom Income Portfolio, VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, VIP Freedom Lifetime Income III Portfolio, VIP Investment Grade Bond II Portfolio, and VIP Investment Grade Bond Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Asset Manager Growth Portfolio	$33,200	$-	$8,700	$800
VIP Asset Manager Portfolio	$34,000	$-	$13,400	$900
VIP Bond Index Portfolio	$69,600	$-	$11,100	$1,600
VIP Freedom 2005 Portfolio	$17,900	$-	$7,900	$500
VIP Freedom 2010 Portfolio	$17,900	$-	$7,400	$500
VIP Freedom 2015 Portfolio	$17,900	$-	$7,400	$500
VIP Freedom 2020 Portfolio	$17,900	$-	$7,400	$500
VIP Freedom 2025 Portfolio	$17,900	$-	$7,400	$500
VIP Freedom 2030 Portfolio	$17,900	$-	$7,400	$500
VIP Freedom 2035 Portfolio	$17,900	$-	$7,400	$500
VIP Freedom 2040 Portfolio	$17,900	$-	$7,400	$500
VIP Freedom 2045 Portfolio	$17,900	$-	$7,400	$500
VIP Freedom 2050 Portfolio	$17,900	$-	$7,400	$500
VIP Freedom 2055 Portfolio	$17,900	$-	$7,600	$500
VIP Freedom 2060 Portfolio	$18,400	$-	$7,600	$500
VIP Freedom 2065 Portfolio	$17,900	$-	$7,900	$500
VIP Freedom Income Portfolio	$17,900	$-	$7,400	$500
VIP Freedom Lifetime Income I Portfolio	$15,800	$-	$7,900	$500
VIP Freedom Lifetime Income II Portfolio	$15,800	$-	$7,900	$500
VIP Freedom Lifetime Income III Portfolio	$15,800	$-	$7,900	$500
VIP Investment Grade Bond II Portfolio	$38,000	$-	$10,500	$900
VIP Investment Grade Bond Portfolio	$35,500	$-	$12,300	$900

December 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Asset Manager Growth Portfolio	$32,900	$-	$6,900	$800
VIP Asset Manager Portfolio	$33,600	$-	$11,300	$900
VIP Bond Index Portfolio	$69,000	$-	$9,200	$1,600
VIP Freedom 2005 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2010 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2015 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2020 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2025 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2030 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2035 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2040 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2045 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2050 Portfolio	$17,700	$-	$6,900	$500
VIP Freedom 2055 Portfolio	$17,700	$-	$7,000	$500
VIP Freedom 2060 Portfolio	$17,700	$-	$7,000	$500
VIP Freedom 2065 Portfolio	$17,700	$-	$7,000	$500
VIP Freedom Income Portfolio	$17,700	$-	$6,900	$500
VIP Freedom Lifetime Income I Portfolio	$15,500	$-	$6,900	$400
VIP Freedom Lifetime Income II Portfolio	$15,500	$-	$6,900	$400
VIP Freedom Lifetime Income III Portfolio	$15,500	$-	$6,900	$400
VIP Investment Grade Bond II Portfolio	$30,900	$-	$9,200	$500
VIP Investment Grade Bond Portfolio	$37,600	$-	$9,100	$900

A Amounts may reflect rounding.

BVIP Investment Grade Bond II Portfolio commenced operations on May 27, 2022.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP FundsManager 20% Portfolio, VIP FundsManager 30% Portfolio, VIP FundsManager 40% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, VIP FundsManager 85% Portfolio, VIP Government Money Market Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio,  VIP Investor Freedom 2025 Portfolio, VIP Investor Freedom 2030 Portfolio, VIP Investor Freedom 2035 Portfolio, VIP Investor Freedom 2040 Portfolio, VIP Investor Freedom 2045 Portfolio, VIP Investor Freedom 2050 Portfolio, VIP Investor Freedom Income Portfolio, VIP Strategic Income Portfolio and VIP Target Volatility Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP FundsManager 20% Portfolio	$26,700	$2,000	$5,400	$800
VIP FundsManager 30% Portfolio	$21,300	$1,100	$5,400	$500
VIP FundsManager 40% Portfolio	$21,300	$1,100	$5,400	$500
VIP FundsManager 50% Portfolio	$26,900	$2,000	$5,400	$800
VIP FundsManager 60% Portfolio	$27,000	$2,000	$5,400	$800
VIP FundsManager 70% Portfolio	$26,800	$2,000	$5,400	$800
VIP FundsManager 85% Portfolio	$26,700	$2,000	$5,400	$800
VIP Government Money Market Portfolio	$42,900	$3,100	$2,100	$1,300
VIP Investor Freedom 2005 Portfolio	$18,500	$1,500	$7,200	$600
VIP Investor Freedom 2010 Portfolio	$18,500	$1,500	$7,200	$600
VIP Investor Freedom 2015 Portfolio	$18,500	$1,500	$7,200	$600
VIP Investor Freedom 2020 Portfolio	$18,500	$1,500	$7,200	$600
VIP Investor Freedom 2025 Portfolio	$18,500	$1,500	$7,200	$600
VIP Investor Freedom 2030 Portfolio	$18,500	$1,500	$7,200	$600
VIP Investor Freedom 2035 Portfolio	$15,000	$900	$6,200	$400
VIP Investor Freedom 2040 Portfolio	$15,000	$900	$6,200	$400
VIP Investor Freedom 2045 Portfolio	$15,000	$900	$6,200	$400
VIP Investor Freedom 2050 Portfolio	$15,000	$900	$6,200	$400
VIP Investor Freedom Income Portfolio	$18,500	$1,500	$7,200	$600
VIP Strategic Income Portfolio	$92,800	$7,000	$10,600	$2,900
VIP Target Volatility Portfolio	$27,300	$2,200	$5,900	$900

December 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP FundsManager 20% Portfolio	$29,400	$2,100	$6,900	$900
VIP FundsManager 30% Portfolio	$-	$-	$-	$-
VIP FundsManager 40% Portfolio	$-	$-	$-	$-
VIP FundsManager 50% Portfolio	$29,400	$2,100	$6,200	$900
VIP FundsManager 60% Portfolio	$29,400	$2,100	$6,200	$900
VIP FundsManager 70% Portfolio	$29,400	$2,100	$6,200	$900
VIP FundsManager 85% Portfolio	$29,400	$2,100	$6,200	$900
VIP Government Money Market Portfolio	$40,700	$3,100	$2,000	$1,400
VIP Investor Freedom 2005 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2010 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2015 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2020 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2025 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2030 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2035 Portfolio	$-	$-	$-	$-
VIP Investor Freedom 2040 Portfolio	$-	$-	$-	$-
VIP Investor Freedom 2045 Portfolio	$-	$-	$-	$-
VIP Investor Freedom 2050 Portfolio	$-	$-	$-	$-
VIP Investor Freedom Income Portfolio	$14,800	$1,500	$5,400	$600
VIP Strategic Income Portfolio	$88,400	$7,100	$10,100	$3,200
VIP Target Volatility Portfolio	$31,100	$2,300	$6,600	$1,000

A Amounts may reflect rounding.
BVIP FundsManager 30% Portfolio, VIP FundsManager 40% Portfolio, VIP Investor Freedom 2035 Portfolio, VIP Investor Freedom 2040 Portfolio, VIP Investor Freedom 2045 Portfolio, and VIP Investor Freedom 2050 Portfolio commenced operations on April 13, 2023.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2023A	December 31, 2022A,B
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Amounts may reflect rounding since VIP Investment Grade Bond II Portfolio’s commencement of operations.

Services Billed by PwC

	December 31, 2023A,B	December 31, 2022A,B
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the VIP FundsManager 30% Portfolio, VIP FundsManager 40% Portfolio, VIP Investor Freedom 2035 Portfolio, VIP Investor Freedom 2040 Portfolio, VIP Investor Freedom 2045 Portfolio, and VIP Investor Freedom 2050 Portfolio’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2023A,B	December 31, 2022A,B
Deloitte Entities	$440,900	$633,800
PwC	$13,773,900	$13,019,000

A Amounts may reflect rounding.
B May include amounts billed prior to the Amounts may reflect rounding since VIP FundsManager 30% Portfolio, VIP FundsManager 40% Portfolio, VIP Investment Grade Bond II Portfolio, VIP Investor Freedom 2035 Portfolio, VIP Investor Freedom 2040 Portfolio, VIP Investor Freedom 2045 Portfolio, and VIP Investor Freedom 2050 Portfolio’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund V

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 22, 2024